UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Noah D. Greenhill

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2017 through June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Access Funds

June 30, 2018

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy largely outpaced growth in other developed market nations during the twelve months ended June 30, 2018, and U.S. equity markets provided strong returns on the back of record corporate profits and historically low interest rates.

“Corporate earnings for the first and second quarters of 2018 reached record highs, with a sizeable majority of companies reporting better-than-expected results.” — George C.W. Gatch

During the first half of the reporting period, synchronized global economic growth helped the U.S. economy achieve its second-longest expansion on record. By the final months of 2017, U.S. unemployment had fallen to 4.1% and U.S. consumer confidence rose to its highest levels in nearly 17 years. Notably, U.S. equity prices climbed to record highs in every month from June through December and financial market volatility remained at historically low levels. In response to a tightening labor market and early signs of inflationary pressure, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2017.

In January 2018, U.S. equity prices continued to rise, aided somewhat by recently-enacted tax cut legislation. The Standard & Poor’s 500 Index (the “S&P 500”) reached fourteen record closing highs during the month, the last on January 26th.

Early February 2018 was marked by a sharp sell-off in both equities and bonds in the U.S., and the selling quickly spread to other financial markets. Stronger-than-expected economic data sparked investor fears of rapidly rising inflation and accelerated interest rate increases by the Fed. Over several days, the S&P 500 lost more than 10% of its value, a decline that was one of the fastest peak-to-trough drops in the history of the index. The sell-off in bonds led to a spike in yields on benchmark 10-year U.S. Treasury bonds that further roiled markets.

While U.S. equity prices had rebounded somewhat by the end of the reporting period, leading equity indexes never fully recovered. Financial market volatility rose sharply during the February sell-off and remained elevated through June 2018.

Meanwhile, the U.S. economy continued to expand in 2018, even as signs emerged of economic sluggishness in Europe and weakness in select emerging market nations. U.S. GDP rose 2.2% in the first quarter before jumping an estimated 4.1% in the second quarter, the largest increase in nearly four years. Corporate earnings for the first and second quarters of 2018 reached record levels, with a sizeable majority of companies reporting better-than-expected results. In response, the Fed raised interest rates again in March and June.

However, the U.S. imposition of import tariffs on billions of dollars’ worth of goods, and reciprocal trade sanctions from China and other leading U.S. trading partners, increasingly weighed on global financial markets in the first half of 2018. The economies of China, Japan, the European Union and the U.K. are more dependent on exports than the U.S., and the impact of a potentially escalating trade war on the global economy remained a concern among policy makers, economists and investors.

At the end of the reporting period, the world’s leading economies appeared to be on pace for continued, moderate growth. The outlook for corporate earnings remained positive amid tame inflationary pressure, historically low interest rates and buoyant consumer demand. While the Fed was further along in its monetary tightening cycle than its counterparts in other developed markets, the European Central Bank, the Bank of England and the Bank of Japan were all moving in some measure to reduce economic stimulus.

We believe that investors who hold a properly diversified portfolio and a long-term outlook may benefit from a largely positive environment for economic growth and financial markets. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2018	JPMORGAN ACCESS FUNDS	1

JPMorgan Access Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

Global equity markets provided strong positive returns for the reporting period, with U.S. equities largely outperforming developed market and emerging market equities. Bond prices came under pressure in the second half of the reporting period amid rising U.S. interest rates.

Overall, equity prices were supported by synchronized global growth, rising corporate profits and accommodative policies from leading central banks. While the U.S. Federal Reserve raised interest rates twice during the first half of 2018, interest rates remained relatively low by historical standards. The Standard & Poor’s 500 Index (the “S&P 500”) reached record high closings in every month from July 2017 through January 2018.

In early February 2018, both equity and bond prices fell sharply. The S&P 500 lost more than 10% of its value over nine trading sessions and yields on 10-year U.S. Treasury bonds, which serve as a benchmark for a broad range of financial assets, spiked higher. While equity markets rebounded somewhat in subsequent weeks, financial market volatility remained elevated through June 2018.

2	JPMORGAN ACCESS FUNDS	JUNE 30, 2018

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	6.03%
Bloomberg Barclays Global Aggregate Index — Hedged USD	1.66%
MSCI World Index (net of foreign withholding taxes)	11.09%
Access Balanced Composite Benchmark(1)	6.86%

Net Assets as of 6/30/2018	$575,047,971

INVESTMENT OBJECTIVE**

The JPMorgan Access Balanced Fund (the “Fund”) seeks total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity asset classes, its performance is compared to broad based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Class I Shares outperformed both the Bloomberg Barclays Global Aggregate Index — Hedged USD, its broad based fixed income benchmark, and the Bloomberg Barclays U.S. Aggregate Bond Index, but underperformed the MSCI World Index (net of foreign withholding taxes), its broad based equity benchmark, for the twelve months ended June 30, 2018.

The Fund’s allocation to U.S. and other developed market equities drove its outperformance relative to the Bloomberg Barclays Global Aggregate Index — Hedged USD. The Fund’s allocation to core fixed income and alternative investment strategies led to its underperformance relative to the MSCI World Index.

The Fund underperformed its composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Barclays Global Aggregate Index — Hedged USD (40%) and HFRX Global Hedge Fund Index (5%).

The Fund’s overweight allocation to extended credit — mostly consisting of below-investment-grade bonds (also known as junk bonds) and emerging market debt — and its security selection in the non-U.S. developed markets were leading detractors from performance relative to the composite benchmark. The Fund’s underweight allocation and security selection in core fixed income and its overweight allocation to global equities were leading contributors to performance relative to the composite benchmark.

To implement the Fund managers’ tactical asset allocation decisions, the Fund invested in J.P. Morgan Funds, as well as third party investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), and exchange-traded funds.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

In terms of Fund positioning relative to the MSCI World Index, the Fund’s portfolio managers employed a slight overweight position in global equity, particularly in Europe and Asia, during the reporting period. Within fixed income, the portfolio managers favored an underweight position in core bonds, given their opinion that U.S. interest rates would gradually move higher.

JUNE 30, 2018	JPMORGAN ACCESS FUNDS	3

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	SPDR S&P 500 ETF Trust	23.9%
2.	Vanguard Total International Bond ETF	10.6
3.	iShares MSCI EAFE ETF	9.5
4.	iShares Core S&P 500 ETF	6.7
5.	JPMorgan Core Bond Fund Class R6 Shares	6.5
6.	JPMorgan Core Plus Bond Fund Class R6 Shares	6.0
7.	JPMorgan Corporate Bond Fund Class R6 Shares	4.0
8.	JPMorgan Global Research Enhanced Index Fund Class R6 Shares	3.3
9.	Oakmark International Fund Class Institutional Shares	2.9
10.	JPMorgan Unconstrained Debt Fund Class R6 Shares	2.1

PORTFOLIO COMPOSITION BY ASSET CLASS***
Fixed Income	34.9%
U.S. Equity	34.7
International Equity	24.0
Alternative Assets	5.0
Short-Term Investments	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.
(1)

Prior to January 1, 2018, the Access Balanced Composite Benchmark consisted of MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Barclays Global Aggregate Index (35%), Bloomberg Barclays T-Bill 1-3 Month Index (5%), and HFRX Global Hedge Fund Index (5%).

4	JPMORGAN ACCESS FUNDS	JUNE 30, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	September 30, 2009
With Sales Charge*		0.94%	3.87%	4.11%
Without Sales Charge		5.70	4.83	4.66
CLASS C SHARES	January 4, 2010
With CDSC**		4.25	4.31	4.16
Without CDSC		5.25	4.31	4.16
CLASS I SHARES	September 30, 2009	6.03	5.12	4.95
CLASS L SHARES	September 30, 2009	6.20	5.28	5.10

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of the JPMorgan Access Balanced Fund, Bloomberg Barclays Global Aggregate Index — Hedged USD, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Balanced Composite Benchmark from September 30, 2009 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays Global Aggregate Index — Hedged USD and the Access Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark, if applicable. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. Constituents must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. Unrated non-U.S. bonds may use an implied issuer rating to determine index eligibility when not rated by an agency. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Since January 1, 2018, the Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Barclays Global Aggregate Index Hedged (40%), and HFRX Global Hedge Fund Index (5%). From July 1, 2016 until December 31, 2017, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Barclays Global Aggregate Index (35%), Bloomberg Barclays T-Bill 1-3 Month Index (5%), and HFRX Global Hedge Fund Index (5%). From April 1, 2013 until June 30, 2016, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (50%),

JUNE 30, 2018	JPMORGAN ACCESS FUNDS	5

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

Bloomberg Barclays U.S. Aggregate Index (35%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). From July 1, 2011 until March 31, 2013, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (50%), Bloomberg Barclays U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (15%). From the inception date of September 30, 2009 to June 30, 2011, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Barclays Capital U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN ACCESS FUNDS	JUNE 30, 2018

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	7.87%
MSCI World Index (net of foreign withholding taxes)	11.09%
Bloomberg Barclays Global Aggregate Index — Hedged USD	1.66%
Access Growth Composite Benchmark(1)	8.74%

Net Assets as of 6/30/2018	$543,610,923

INVESTMENT OBJECTIVE**

The JPMorgan Access Growth Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity asset classes, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Class I Shares underperformed the MSCI World Index (net of foreign withholding taxes), its broad based equity benchmark, and outperformed both the Bloomberg Barclays Global Aggregate Index — Hedged USD, its broad based fixed income benchmark, and the Bloomberg Barclays U.S. Aggregate Bond Index, for the twelve months ended June 30, 2018.

The Fund’s allocation to equities drove its outperformance relative to the Bloomberg Barclays Global Aggregate Index — Hedged USD. The Fund’s allocation to core fixed income and alternative investment strategies led to its underperformance relative to the MSCI World Index.

The Fund underperformed its composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Barclays Global Aggregate Index — Hedged USD (20%), and HFRX Global Hedge Fund Index (5%).

The Fund’s security selection in non-U.S. developed market equities and its overweight allocation to extended credit — mostly consisting of below-investment-grade bonds (also known as junk bonds) and emerging markets debt — were leading detractors from performance relative to the composite benchmark. The Fund’s underweight allocation to core fixed income and its overweight allocation to global equities were leading contributors to performance relative to the composite benchmark.

To implement the Fund managers’ tactical asset allocation decisions, the Fund invested in J.P. Morgan Funds, as well as third party investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended) and exchange-traded funds.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional alternative investments and alternative investments through mutual fund or exchange-traded funds across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

In terms of Fund positioning relative to the MSCI World Index, the Fund’s portfolio managers employed an overweight position in global equity, particularly in Europe and Asia, and an underweight position in U.S. equity during the reporting period. Within fixed income, the Fund’s portfolio managers favored an underweight allocation to core bonds and a slight overweight to extended credit.

JUNE 30, 2018	JPMORGAN ACCESS FUNDS	7

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	SPDR S&P 500 ETF Trust	26.8%
2.	iShares MSCI EAFE ETF	12.8
3.	iShares Core S&P 500 ETF	12.0
4.	JPMorgan Global Research Enhanced Index Fund, Class R6 Shares	8.5
5.	Vanguard Total International Bond ETF	4.5
6.	Oakmark International Fund Class Institutional Shares	3.6
7.	JPMorgan Core Bond Fund Class R6 Shares	3.1
8.	JPMorgan Core Plus Bond Fund Class R6 Shares	2.6
9.	iShares MSCI Japan ETF	1.9
10.	JPMorgan Corporate Bond Fund Class R6 Shares	1.8

PORTFOLIO COMPOSITION BY ASSET CLASS***
U.S. Equity	42.9%
International Equity	35.4
Fixed Income	14.7
Alternative Assets	5.1
Short-Term Investments	1.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.
(1)

Prior to January 1, 2018, the Access Growth Composite Benchmark consisted of MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Barclays Global Aggregate Index (15%), Bloomberg Barclays T-Bill 1-3 Month Index (5%), and HFRX Global Hedge Fund Index (5%).

8	JPMORGAN ACCESS FUNDS	JUNE 30, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	September 30, 2009
With Sales Charge*		2.71%	5.09%	5.17%
Without Sales Charge		7.55	6.06	5.73
CLASS C SHARES	January 4, 2010
With CDSC**		6.03	5.54	5.23
Without CDSC		7.03	5.54	5.23
CLASS I SHARES	September 30, 2009	7.87	6.34	6.01
CLASS L SHARES	September 30, 2009	8.03	6.51	6.17

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of the JPMorgan Access Growth Fund, Bloomberg Barclays Global Aggregate Index — Hedged USD, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Growth Composite Benchmark from September 30, 2009 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays Global Aggregate Index — Hedged USD and the Access Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark, if applicable. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. Constituents must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. Unrated non-U.S. bonds may use an implied issuer rating to determine index eligibility when not rated by an agency. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Since January 1, 2018, the Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Barclays Global Aggregate Index Hedged (20%), and HFRX Global Hedge Fund Index (5%). From July 1, 2016 until December 31, 2017, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Barclays Global Aggregate Index (15%), Bloomberg Barclays T-Bill 1-3 Month Index (5%), and HFRX Global Hedge Fund Index (5%). From April 1, 2013 until June 30, 2016, the Access Growth Composite

JUNE 30, 2018	JPMORGAN ACCESS FUNDS	9

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (70%), Bloomberg Barclays U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). From July 1, 2011 until March 31, 2013, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (70%), Bloomberg Barclays U.S. Aggregate Index (20%) and Citigroup 3-Month Treasury Bill Index (10%). From the inception date of September 30, 2009 to June 30, 2011, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Barclays Capital U.S. Aggregate Index (15%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN ACCESS FUNDS	JUNE 30, 2018

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Exchange Traded Funds — 54.8%
Fixed Income — 12.7%
iShares TIPS Bond ETF	51,300	5,790,231
Vanguard Short-Term Bond ETF	76,800	6,006,528
Vanguard Total International Bond ETF	1,112,750	60,878,553

Total Fixed Income		72,675,312

International Equity — 11.5%
iShares MSCI EAFE ETF	815,040	54,583,229
iShares MSCI Japan ETF	201,250	11,654,387

Total International Equity		66,237,616

U.S. Equity — 30.6%
iShares Core S&P 500 ETF	141,100	38,527,355
SPDR S&P 500 ETF Trust	506,700	137,457,576

Total U.S. Equity		175,984,931

Total Exchange Traded Funds (Cost $262,250,440)		314,897,859

Investment Companies — 37.5%
Alternative Assets — 5.0%
AQR Managed Futures Strategy Fund Class R6 Shares*	656,289	5,722,840
Boston Partners Global Long/Short Fund Class Institutional Shares*	372,940	4,217,953
CRM Long/Short Opportunities Fund Class Institutional Shares*	529,138	5,656,487
Equinox IPM Systematic Macro Fund Class I Shares*	415,861	4,308,317
Marshall Wace UCITS Fund plc Class F Shares (Ireland)* (a)	58,199	9,020,888

Total Alternative Assets		28,926,485

Fixed Income — 22.3%
Goldman Sachs Emerging Markets Debt Fund Class Institutional Shares*	440,469	5,201,935
JPMorgan Core Bond Fund Class R6 Shares (b)	3,299,823	37,189,005
JPMorgan Core Plus Bond Fund Class R6 Shares (b)	4,294,798	34,573,123
JPMorgan Corporate Bond Fund Class R6 Shares (b)	2,431,424	23,001,275
JPMorgan High Yield Fund Class R6 Shares (b)	814,789	5,874,631
JPMorgan Short Duration Bond Fund Class R6 Shares (b)	1,017,118	10,852,650
JPMorgan Unconstrained Debt Fund Class R6 Shares (b)	1,196,894	11,729,557

Total Fixed Income		128,422,176

International Equity — 6.1%
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (b)	835,845	18,748,006

INVESTMENTS	SHARES	VALUE($)

International Equity — continued
Oakmark International Fund Class Institutional Shares	620,458	16,392,506

Total International Equity		35,140,512

U.S. Equity — 4.1%
JPMorgan Equity Focus Fund Class I Shares (b)	232,704	7,477,575
JPMorgan Equity Income Fund Class R6 Shares (b)	458,019	7,832,118
JPMorgan U.S. Large Cap Core Plus Fund Class R6 Shares (b)	253,571	7,766,876

Total U.S. Equity		23,076,569

Total Investment Companies (Cost $211,322,913)		215,565,742

Common Stocks — 6.4%
Aerospace & Defense — 0.2%
Airbus SE (France)	3,109	362,804
Meggitt plc (United Kingdom)	19,680	127,708
Safran SA (France)	3,919	474,610

		965,122

Airlines — 0.0% (c)
Ryanair Holdings plc, ADR (Ireland)*	605	69,109

Auto Components — 0.1%
Aisin Seiki Co. Ltd. (Japan)	1,000	45,533
Autoliv, Inc., SDR (Sweden)	694	70,974
Denso Corp. (Japan)	1,100	53,674
Koito Manufacturing Co. Ltd. (Japan)	600	39,632
Magna International, Inc. (Canada)	2,440	141,837
Sumitomo Rubber Industries Ltd. (Japan)	2,300	36,457
Veoneer, Inc., SDR (Sweden)*	694	24,539

		412,646

Automobiles — 0.1%
Bayerische Motoren Werke AG (Germany)	1,120	101,240
Honda Motor Co. Ltd. (Japan)	2,100	61,574
Suzuki Motor Corp. (Japan)	2,100	115,727
Toyota Motor Corp. (Japan)	4,100	265,143

		543,684

Banks — 0.7%
ABN AMRO Group NV, CVA (Netherlands) (d)	6,357	164,404
AIB Group plc (Ireland)	9,879	53,646
Australia & New Zealand Banking Group Ltd. (Australia)	7,975	166,913
Barclays plc, ADR (United Kingdom)	2,439	24,463
BNP Paribas SA (France)	5,698	352,461

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN ACCESS FUNDS	11

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Banks — continued
Commerzbank AG (Germany)*	3,145	30,001
Danske Bank A/S (Denmark)	3,652	113,774
DBS Group Holdings Ltd. (Singapore)	17,000	330,599
DNB ASA (Norway)	15,073	293,517
Erste Group Bank AG (Austria)*	2,341	97,596
HDFC Bank Ltd., ADR (India)	1,855	194,812
ING Groep NV (Netherlands)	12,905	185,245
Intesa Sanpaolo SpA (Italy)	34,488	99,783
KBC Group NV (Belgium)	2,440	187,392
Lloyds Banking Group plc (United Kingdom)	477,442	396,142
Mitsubishi UFJ Financial Group, Inc. (Japan)	29,700	168,247
National Bank of Canada (Canada)	3,220	154,601
Nordea Bank AB (Sweden)	19,757	189,521
Standard Chartered plc (United Kingdom)	9,961	90,480
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	2,400	94,689
Svenska Handelsbanken AB, Class A (Sweden)	25,540	282,867
United Overseas Bank Ltd. (Singapore)	4,300	84,275

		3,755,428

Beverages — 0.2%
Carlsberg A/S, Class B (Denmark)	3,307	389,097
Diageo plc (United Kingdom)	11,843	425,470
Kirin Holdings Co. Ltd. (Japan)	2,200	58,971
Pernod Ricard SA (France)	2,426	395,935

		1,269,473

Biotechnology — 0.1%
CSL Ltd. (Australia)	500	71,171
Genmab A/S (Denmark)*	941	144,790
Grifols SA (Preference), Class B (Spain)	3,164	68,231
Shire plc, ADR	615	103,812

		388,004

Building Products — 0.1%
Assa Abloy AB, Class B (Sweden)	13,621	288,923

Capital Markets — 0.2%
Close Brothers Group plc (United Kingdom)	1,305	25,476
Deutsche Boerse AG (Germany)	1,060	140,931
Euronext NV (Netherlands) (d)	1,245	78,893
GAM Holding AG (Switzerland)*	3,691	50,754
London Stock Exchange Group plc (United Kingdom)	6,760	397,958
Macquarie Group Ltd. (Australia)	1,619	147,550
UBS Group AG (Registered) (Switzerland)*	5,201	79,733

		921,295

INVESTMENTS	SHARES	VALUE($)

Chemicals — 0.2%
Air Liquide SA (France)	1,644	206,068
Asahi Kasei Corp. (Japan)	25,130	318,685
BASF SE (Germany)	1,524	145,494
Covestro AG (Germany) (d)	883	78,484
Givaudan SA (Registered) (Switzerland)	48	108,711
Johnson Matthey plc (United Kingdom)	2,390	113,803
Kansai Paint Co. Ltd. (Japan)	4,400	91,311
Shin-Etsu Chemical Co. Ltd. (Japan)	1,500	133,303
Tosoh Corp. (Japan)	1,200	18,555
Umicore SA (Belgium)	2,153	122,909

		1,337,323

Communications Equipment — 0.0% (c)
Telefonaktiebolaget LM Ericsson, Class B (Sweden)	7,419	57,158

Consumer Finance — 0.0% (c)
Credit Saison Co. Ltd. (Japan)	3,200	50,275

Containers & Packaging — 0.0% (c)
Amcor Ltd. (Australia)	13,397	142,741

Diversified Financial Services — 0.0% (c)
Challenger Ltd. (Australia)	12,054	105,488
Element Fleet Management Corp. (Canada)	14,007	65,845
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	10,400	63,756

		235,089

Diversified Telecommunication Services — 0.1%
Koninklijke KPN NV (Netherlands)	37,806	102,801
KT Corp. (South Korea)	2,252	58,046
Nippon Telegraph & Telephone Corp. (Japan)	6,600	299,825
Telecom Italia SpA, RNC (Italy)	90,571	58,942
Telefonica Deutschland Holding AG (Germany)	28,571	112,397
Telefonica SA (Spain)	9,986	84,756
Telstra Corp. Ltd. (Australia)	9,003	17,413

		734,180

Electric Utilities — 0.1%
Enel SpA (Italy)	33,305	184,549
Iberdrola SA (Spain)	20,690	159,557
SSE plc (United Kingdom)	5,552	99,106

		443,212

Electrical Equipment — 0.1%
ABB Ltd. (Registered) (Switzerland)	6,638	144,800
Legrand SA (France)	1,163	85,186
Melrose Industries plc (United Kingdom)	19,486	54,523

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	JPMORGAN ACCESS FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Electrical Equipment — continued
Mitsubishi Electric Corp. (Japan)	15,500	205,653
Nidec Corp. (Japan)	1,070	160,061
Prysmian SpA (Italy)	2,660	66,002

		716,225

Electronic Equipment, Instruments & Components — 0.2%
Hamamatsu Photonics KK (Japan)	9,435	405,021
Keyence Corp. (Japan)	775	437,111
Largan Precision Co. Ltd. (Taiwan)	1,000	146,907
Murata Manufacturing Co. Ltd. (Japan)	1,780	298,820
Omron Corp. (Japan)	1,800	83,851

		1,371,710

Energy Equipment & Services — 0.0% (c)
Ensco plc, Class A	12,525	90,931
WorleyParsons Ltd. (Australia)	5,959	76,972

		167,903

Equity Real Estate Investment Trusts (REITs) — 0.0% (c)
Great Portland Estates plc (United Kingdom)	5,596	52,726
Scentre Group (Australia)	27,577	89,599
Unibail-Rodamco-Westfield (France)	485	106,791

		249,116

Food & Staples Retailing — 0.1%
Seven & i Holdings Co. Ltd. (Japan)	3,400	148,293
Tsuruha Holdings, Inc. (Japan)	1,200	150,305

		298,598

Food Products — 0.2%
Associated British Foods plc (United Kingdom)	3,920	141,348
Danone SA (France)	3,024	220,790
MEIJI Holdings Co. Ltd. (Japan)	1,200	101,345
Nestle SA (Registered) (Switzerland)	10,300	798,259
Wilmar International Ltd. (Singapore)	34,300	76,915

		1,338,657

Health Care Equipment & Supplies — 0.2%
Elekta AB, Class B (Sweden)	6,378	83,830
Essilor International Cie Generale d’Optique SA (France)	2,461	346,992
GN Store Nord A/S (Denmark)	3,358	152,575
Hoya Corp. (Japan)	2,300	130,477
Koninklijke Philips NV (Netherlands)	6,225	263,740
Siemens Healthineers AG (Germany)* (d)	1,998	82,335
Sonova Holding AG (Registered) (Switzerland)	442	79,066

		1,139,015

INVESTMENTS	SHARES	VALUE($)

Health Care Providers & Services — 0.0% (c)
Fresenius SE & Co. KGaA (Germany)	2,931	234,670
Miraca Holdings, Inc. (Japan)	1,400	41,643

		276,313

Hotels, Restaurants & Leisure — 0.1%
Compass Group plc (United Kingdom)	4,997	106,514
InterContinental Hotels Group plc (United Kingdom)	2,305	143,291
Wynn Macau Ltd. (Macau)	19,835	63,564

		313,369

Household Durables — 0.1%
Panasonic Corp. (Japan)	9,800	132,147
Persimmon plc (United Kingdom)	3,789	126,210
Sony Corp. (Japan)	1,500	76,822

		335,179

Household Products — 0.0% (c)
Essity AB, Class B (Sweden)	3,905	96,069
Reckitt Benckiser Group plc (United Kingdom)	715	58,748

		154,817

Independent Power and Renewable Electricity Producers — 0.0% (c)
Electric Power Development Co. Ltd. (Japan)	3,600	92,917

Industrial Conglomerates — 0.2%
CK Hutchison Holdings Ltd. (Hong Kong)	13,096	138,634
DCC plc (United Kingdom)	1,114	101,017
Jardine Matheson Holdings Ltd. (Hong Kong)	3,855	242,916
Rheinmetall AG (Germany)	1,335	146,880
Sembcorp Industries Ltd. (Singapore)	7,900	15,914
Siemens AG (Registered) (Germany)	2,982	392,896

		1,038,257

Insurance — 0.5%
AIA Group Ltd. (Hong Kong)	85,585	745,568
Aviva plc (United Kingdom)	15,364	101,941
AXA SA (France)	8,547	208,836
Direct Line Insurance Group plc (United Kingdom)	22,727	102,560
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	850	178,706
Ping An Insurance Group Co. of China Ltd., Class H (China)	12,000	109,892
Prudential plc (United Kingdom)	18,340	418,085
RSA Insurance Group plc (United Kingdom)	12,810	114,564
Sampo OYJ, Class A (Finland)	4,351	211,897

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN ACCESS FUNDS	13

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Insurance — continued
Storebrand ASA (Norway)	13,920	112,036
Sun Life Financial, Inc. (Canada)	4,100	164,761
Tokio Marine Holdings, Inc. (Japan)	3,500	163,741
Zurich Insurance Group AG (Switzerland)*	409	120,954

		2,753,541

Internet & Direct Marketing Retail — 0.0% (c)
Zalando SE (Germany)* (d)	721	40,183

Internet Software & Services — 0.1%
Alibaba Group Holding Ltd., ADR (China)*	652	120,965
Baidu, Inc., ADR (China)*	337	81,891
Kakaku.com, Inc. (Japan)	2,500	56,295
MercadoLibre, Inc. (Argentina)	520	155,444
NAVER Corp. (South Korea)	62	42,427
Tencent Holdings Ltd. (China)	1,900	95,409
Yahoo Japan Corp. (Japan)	14,900	49,362
YY, Inc., ADR (China)*	966	97,054

		698,847

IT Services — 0.0% (c)
Infosys Ltd., ADR (India)	5,600	108,808

Machinery — 0.2%
FANUC Corp. (Japan)	490	97,124
Glory Ltd. (Japan)	1,600	44,705
Hoshizaki Corp. (Japan)	1,160	117,233
Kubota Corp. (Japan)	4,200	65,919
SMC Corp. (Japan)	1,530	560,119
THK Co. Ltd. (Japan)	4,100	117,062

		1,002,162

Media — 0.1%
CyberAgent, Inc. (Japan)	1,400	83,963
Eutelsat Communications SA (France)	3,916	81,042
JCDecaux SA (France)	3,295	110,025
Modern Times Group MTG AB, Class B (Sweden)	3,483	145,343
Naspers Ltd., Class N, ADR (South Africa)*	1,785	89,464
SES SA, FDR (Luxembourg)	5,740	104,926
Stroeer SE & Co. KGaA (Germany)	1,090	65,809
WPP plc (United Kingdom)	9,348	146,872

		827,444

Metals & Mining — 0.1%
Antofagasta plc (Chile)	4,814	62,544
BHP Billiton Ltd. (Australia)	1,269	31,753
BHP Billiton plc (Australia)	5,034	112,975

INVESTMENTS	SHARES	VALUE($)

Metals & Mining — continued
Independence Group NL (Australia)	22,646	86,083
Rio Tinto Ltd. (Australia)	868	53,630
Rio Tinto plc (Australia)	935	51,536
South32 Ltd. (Australia)	22,135	59,108

		457,629

Multiline Retail — 0.0% (c)
Lojas Renner SA (Brazil)*	4,967	37,088
Ryohin Keikaku Co. Ltd. (Japan)	215	75,535

		112,623

Multi-Utilities — 0.1%
E.ON SE (Germany)	4,417	47,061
Engie SA (France)	10,158	155,382
National Grid plc (United Kingdom)	9,988	110,378

		312,821

Oil, Gas & Consumable Fuels — 0.2%
Equinor ASA (Norway)	3,496	92,443
Royal Dutch Shell plc, Class B (Netherlands)	8,335	298,501
Royal Dutch Shell plc, Class B, ADR (Netherlands)	2,999	217,878
TOTAL SA (France)	7,275	441,780

		1,050,602

Paper & Forest Products — 0.0% (c)
Stora Enso OYJ, Class R (Finland)	5,726	111,553

Personal Products — 0.2%
L’Oreal SA (France)	1,879	463,224
Pola Orbis Holdings, Inc. (Japan)	1,300	57,129
Unilever plc (United Kingdom)	6,994	386,351

		906,704

Pharmaceuticals — 0.4%
Astellas Pharma, Inc. (Japan)	13,500	205,451
AstraZeneca plc (United Kingdom)	6,655	460,308
Bayer AG (Registered) (Germany)	2,900	318,488
GlaxoSmithKline plc, ADR (United Kingdom)	3,900	157,209
Novartis AG (Registered) (Switzerland)	5,864	444,204
Novo Nordisk A/S, Class B (Denmark)	10,327	477,010
Roche Holding AG (Switzerland)	1,435	318,366
Sanofi (France)	2,191	175,849

		2,556,885

Professional Services — 0.0% (c)
DKSH Holding AG (Switzerland)	1,513	106,369
Recruit Holdings Co. Ltd. (Japan)	3,600	99,427

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	JPMORGAN ACCESS FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Professional Services — continued
RELX plc (United Kingdom)	2,675	57,125

		262,921

Real Estate Management & Development — 0.0% (c)
Mitsui Fudosan Co. Ltd. (Japan)	3,600	86,718

Road & Rail — 0.1%
Canadian National Railway Co. (Canada)	865	70,714
Central Japan Railway Co. (Japan)	600	124,217
DSV A/S (Denmark)	1,845	148,526

		343,457

Semiconductors & Semiconductor Equipment — 0.3%
ASML Holding NV (Netherlands)	3,275	648,073
Broadcom, Inc.	708	171,789
Renesas Electronics Corp. (Japan)*	5,100	49,857
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	9,340	341,470
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	32,000	227,234
Tokyo Electron Ltd. (Japan)	900	154,488

		1,592,911

Software — 0.1%
Micro Focus International plc (United Kingdom)	15,848	274,984
SAP SE (Germany)	3,289	379,609

		654,593

Specialty Retail — 0.1%
BCA Marketplace plc (United Kingdom)	61,355	177,569
Kingfisher plc (United Kingdom)	36,170	141,447

		319,016

Technology Hardware, Storage & Peripherals — 0.0% (c)
Samsung Electronics Co. Ltd. (South Korea)	4,483	187,791
Samsung Electronics Co. Ltd., GDR (South Korea) (d)	75	63,341

		251,132

Textiles, Apparel & Luxury Goods — 0.2%
Burberry Group plc (United Kingdom)	5,012	142,444
China Hongxing Sports Ltd. (China)*‡	743,000	1,303
Cie Financiere Richemont SA (Registered) (Switzerland)	1,527	129,084
Hermes International (France)	100	61,085
Kering SA (France)	774	435,994
LVMH Moet Hennessy Louis Vuitton SE (France)	947	314,422

INVESTMENTS	SHARES	VALUE($)

Textiles, Apparel & Luxury Goods — continued
Moncler SpA (Italy)	2,823	128,094
Samsonite International SA*	48,300	170,263

		1,382,689

Tobacco — 0.1%
British American Tobacco plc (United Kingdom)	6,090	306,774
Imperial Brands plc (United Kingdom)	5,149	191,224

		497,998

Trading Companies & Distributors — 0.1%
Brenntag AG (Germany)	2,430	135,015
Mitsubishi Corp. (Japan)	4,300	119,235
Sumitomo Corp. (Japan)	13,300	218,118

		472,368

Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, Class L, ADR (Mexico)	8,400	139,944
NTT DOCOMO, Inc. (Japan)	6,890	175,573
SoftBank Group Corp. (Japan)	5,100	364,182
Vodafone Group plc (United Kingdom)	134,379	325,505
Vodafone Group plc, ADR (United Kingdom)	8,581	208,604

		1,213,808

Total Common Stocks (Cost $28,317,604)		37,123,151

	NO. OF RIGHTS
Rights — 0.0% (c)
Banks — 0.0% (c)
Intesa Sanpaolo SpA, expiring 7/17/2018 (Italy)*‡ (Cost $ —)	39,490	—	(e)

	SHARES
Short-Term Investments — 1.4%
Investment Companies — 1.4%
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.04%, (b) (f) (Cost $8,057,618)	8,056,981	8,058,593

Total Investments — 100.1% (Cost $509,948,575)		575,645,345
Liabilities in Excess of Other Assets — (0.1%) (g)		(597,374)

NET ASSETS — 100.0%		$575,047,971

Percentages indicated are based on net assets.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN ACCESS FUNDS	15

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

PORTFOLIO COMPOSITION BY COUNTRY*
United States	90.7%
Ireland	1.6
Japan	1.3
United Kingdom	1.1
Others (each less than 1.0%)	3.9
Short-Term Investments	1.4

* Percentages indicated are based on total investments as of June 30, 2018.

Abbreviations
ADR	American Depositary Receipt
CVA	Dutch Certification
EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
OYJ	Public Limited Company
RNC	Savings Shares
SDR	Swedish Depositary Receipt
SPDR	Standard & Poor’s Depository Receipts
TIPS	Treasury Inflation Protected Security.
UCITS	Undertakings for Collective Investment in Transferable Securities

(a)	The fund’s investment objective is to provide absolute return and is generally subject to a two day redemption notice period.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	Amount rounds to less than 0.05% of net assets.
(d)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(e)	Amount rounds to less than 1.
(f)	The rate shown is the current yield as of June 30, 2018.
(g)	A portion of the Fund’s cash is held by the subsidiary.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	JPMORGAN ACCESS FUNDS	JUNE 30, 2018

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Exchange Traded Funds — 59.1%
Fixed Income — 5.5%
Vanguard Short-Term Bond ETF	70,400	5,505,984
Vanguard Total International Bond ETF	446,700	24,438,957

Total Fixed Income		29,944,941

International Equity — 14.7%
iShares MSCI EAFE ETF	1,038,250	69,531,602
iShares MSCI Japan ETF	181,012	10,482,405

Total International Equity		80,014,007

U.S. Equity — 38.9%
iShares Core S&P 500 ETF	238,800	65,204,340
SPDR S&P 500 ETF Trust	538,000	145,948,642

Total U.S. Equity		211,152,982

Total Exchange Traded Funds (Cost $259,827,677)		321,111,930

Investment Companies — 30.4%
Alternative Assets — 5.1%
AQR Managed Futures Strategy Fund Class R6 Shares*	610,796	5,326,141
Boston Partners Global Long/Short Fund Class Institutional Shares*	346,921	3,923,677
CRM Long/Short Opportunities Fund Class Institutional Shares*	536,913	5,739,597
Equinox IPM Systematic Macro Fund Class I Shares*	386,847	4,007,737
Marshall Wace UCITS Fund plc Class F Shares (Ireland)* (a)	55,063	8,534,832

Total Alternative Assets		27,531,984

Fixed Income — 9.1%
JPMorgan Core Bond Fund Class R6 Shares (b)	1,496,917	16,870,249
JPMorgan Core Plus Bond Fund Class R6 Shares (b)	1,717,981	13,829,750
JPMorgan Corporate Bond Fund Class R6 Shares (b)	1,038,050	9,819,949
JPMorgan Short Duration Bond Fund Class R6 Shares (b)	882,436	9,415,596

Total Fixed Income		49,935,544

International Equity — 12.1%
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (b)	2,067,075	46,364,488
Oakmark International Fund Class Institutional Shares	736,228	19,451,156

Total International Equity		65,815,644

U.S. Equity — 4.1%
JPMorgan Equity Focus Fund Class I Shares (b)	220,240	7,077,061

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued
JPMorgan Equity Income Fund Class R6 Shares (b)	430,839	7,367,346
JPMorgan U.S. Large Cap Core Plus Fund Class R6 Shares (b)	249,360	7,637,912

Total U.S. Equity		22,082,319

Total Investment Companies (Cost $151,162,737)		165,365,491

Common Stocks — 8.8%
Aerospace & Defense — 0.3%
Airbus SE (France)	4,608	537,730
Meggitt plc (United Kingdom)	25,804	167,447
Safran SA (France)	5,544	671,406

		1,376,583

Airlines — 0.0% (c)
Ryanair Holdings plc, ADR (Ireland)*	615	70,251

Auto Components — 0.1%
Aisin Seiki Co. Ltd. (Japan)	1,300	59,192
Autoliv, Inc., SDR (Sweden)	961	98,280
Denso Corp. (Japan)	1,100	53,674
Koito Manufacturing Co. Ltd. (Japan)	800	52,842
Magna International, Inc. (Canada)	3,300	191,829
Sumitomo Rubber Industries Ltd. (Japan)	3,100	49,138
Veoneer, Inc., SDR (Sweden)*	961	33,980

		538,935

Automobiles — 0.1%
Bayerische Motoren Werke AG (Germany)	1,288	116,425
Honda Motor Co. Ltd. (Japan)	2,700	79,167
Suzuki Motor Corp. (Japan)	2,800	154,303
Toyota Motor Corp. (Japan)	5,300	342,745

		692,640

Banks — 0.9%
ABN AMRO Group NV, CVA (Netherlands) (d)	8,025	207,541
AIB Group plc (Ireland)	11,360	61,519
Australia & New Zealand Banking Group Ltd. (Australia)	10,731	224,595
Barclays plc, ADR (United Kingdom)	3,146	31,554
BNP Paribas SA (France)	7,265	449,391
Commerzbank AG (Germany)*	4,180	39,874
Danske Bank A/S (Denmark)	5,217	162,530
DBS Group Holdings Ltd. (Singapore)	21,300	414,221
DNB ASA (Norway)	18,086	352,190
Erste Group Bank AG (Austria)*	2,787	116,190
HDFC Bank Ltd., ADR (India)	2,680	281,454

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN ACCESS FUNDS	17

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Banks — continued
ING Groep NV (Netherlands)	17,472	250,802
Intesa Sanpaolo SpA (Italy)	47,034	136,082
KBC Group NV (Belgium)	2,900	222,720
Lloyds Banking Group plc (United Kingdom)	602,500	499,905
Mitsubishi UFJ Financial Group, Inc. (Japan)	39,900	226,029
National Bank of Canada (Canada)	4,200	201,654
Nordea Bank AB (Sweden)	25,161	241,359
Standard Chartered plc (United Kingdom)	12,622	114,651
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	3,200	126,252
Svenska Handelsbanken AB, Class A (Sweden)	31,140	344,889
United Overseas Bank Ltd. (Singapore)	5,700	111,713

		4,817,115

Beverages — 0.3%
Carlsberg A/S, Class B (Denmark)	4,417	519,697
Diageo plc (United Kingdom)	15,450	555,055
Kirin Holdings Co. Ltd. (Japan)	3,000	80,415
Pernod Ricard SA (France)	2,786	454,689

		1,609,856

Biotechnology — 0.1%
CSL Ltd. (Australia)	665	94,658
Genmab A/S (Denmark)*	1,591	244,804
Grifols SA (Preference), Class B (Spain)	3,611	77,871
Shire plc, ADR	790	133,352

		550,685

Building Products — 0.1%
Assa Abloy AB, Class B (Sweden)	19,412	411,760

Capital Markets — 0.2%
Close Brothers Group plc (United Kingdom)	1,552	30,298
Deutsche Boerse AG (Germany)	1,280	170,181
Euronext NV (Netherlands) (d)	1,500	95,052
GAM Holding AG (Switzerland)*	4,905	67,448
London Stock Exchange Group plc (United Kingdom)	8,130	478,609
Macquarie Group Ltd. (Australia)	2,146	195,578
UBS Group AG (Registered) (Switzerland)*	5,309	81,389

		1,118,555

Chemicals — 0.3%
Air Liquide SA (France)	1,958	245,426
Asahi Kasei Corp. (Japan)	28,605	362,753
BASF SE (Germany)	2,006	191,510
Covestro AG (Germany) (d)	1,163	103,371

INVESTMENTS	SHARES	VALUE($)

Chemicals — continued
Givaudan SA (Registered) (Switzerland)	51	115,506
Johnson Matthey plc (United Kingdom)	3,172	151,039
Kansai Paint Co. Ltd. (Japan)	5,300	109,988
Shin-Etsu Chemical Co. Ltd. (Japan)	1,400	124,416
Tosoh Corp. (Japan)	1,700	26,286
Umicore SA (Belgium)	2,881	164,469

		1,594,764

Communications Equipment — 0.0% (c)
Telefonaktiebolaget LM Ericsson, Class B (Sweden)	9,860	75,963

Consumer Finance — 0.0% (c)
Credit Saison Co. Ltd. (Japan)	4,300	67,557

Containers & Packaging — 0.0% (c)
Amcor Ltd. (Australia)	16,474	175,525

Diversified Financial Services — 0.1%
Challenger Ltd. (Australia)	16,020	140,195
Element Fleet Management Corp. (Canada)	18,517	87,046
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	13,800	84,600

		311,841

Diversified Telecommunication Services — 0.2%
Koninklijke KPN NV (Netherlands)	40,820	110,997
KT Corp. (South Korea)	2,965	76,424
Nippon Telegraph & Telephone Corp. (Japan)	8,700	395,224
Telecom Italia SpA, RNC (Italy)	116,155	75,591
Telefonica Deutschland Holding AG (Germany)	39,592	155,754
Telefonica SA (Spain)	13,272	112,645
Telstra Corp. Ltd. (Australia)	11,659	22,550

		949,185

Electric Utilities — 0.1%
Enel SpA (Italy)	39,385	218,239
Iberdrola SA (Spain)	26,765	206,405
SSE plc (United Kingdom)	6,280	112,102

		536,746

Electrical Equipment — 0.2%
ABB Ltd. (Registered) (Switzerland)	8,741	190,676
Legrand SA (France)	1,546	113,240
Melrose Industries plc (United Kingdom)	25,606	71,647
Mitsubishi Electric Corp. (Japan)	20,600	273,319
Nidec Corp. (Japan)	1,315	196,711

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	JPMORGAN ACCESS FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Electrical Equipment — continued
Prysmian SpA (Italy)	3,536	87,738

		933,331

Electronic Equipment, Instruments & Components — 0.3%
Hamamatsu Photonics KK (Japan)	14,770	634,039
Keyence Corp. (Japan)	910	513,253
Largan Precision Co. Ltd. (Taiwan)	1,000	146,907
Murata Manufacturing Co. Ltd. (Japan)	2,405	403,743
Omron Corp. (Japan)	2,300	107,143

		1,805,085

Energy Equipment & Services — 0.0% (c)
Ensco plc, Class A	14,905	108,210
WorleyParsons Ltd. (Australia)	7,920	102,302

		210,512

Equity Real Estate Investment Trusts (REITs) — 0.1%
Great Portland Estates plc (United Kingdom)	7,349	69,243
Scentre Group (Australia)	36,493	118,568
Unibail-Rodamco-Westfield (France)	618	136,076

		323,887

Food & Staples Retailing — 0.1%
Seven & i Holdings Co. Ltd. (Japan)	4,400	191,909
Tsuruha Holdings, Inc. (Japan)	1,400	175,355

		367,264

Food Products — 0.3%
Associated British Foods plc (United Kingdom)	4,840	174,522
Danone SA (France)	3,320	242,401
MEIJI Holdings Co. Ltd. (Japan)	1,600	135,127
Nestle SA (Registered) (Switzerland)	13,083	1,013,944
Wilmar International Ltd. (Singapore)	45,600	102,254

		1,668,248

Health Care Equipment & Supplies — 0.3%
Elekta AB, Class B (Sweden)	8,477	111,419
Essilor International Cie Generale d’Optique SA (France)	3,465	488,552
GN Store Nord A/S (Denmark)	4,534	206,008
Hoya Corp. (Japan)	2,700	153,168
Koninklijke Philips NV (Netherlands)	8,406	356,145
Siemens Healthineers AG (Germany)* (d)	2,655	109,409
Sonova Holding AG (Registered) (Switzerland)	710	127,007

		1,551,708

INVESTMENTS	SHARES	VALUE($)

Health Care Providers & Services — 0.1%
Fresenius SE & Co. KGaA (Germany)	3,722	298,001
Miraca Holdings, Inc. (Japan)	1,900	56,516

		354,517

Hotels, Restaurants & Leisure — 0.1%
Compass Group plc (United Kingdom)	6,504	138,637
InterContinental Hotels Group plc (United Kingdom)	2,785	173,130
Wynn Macau Ltd. (Macau)	19,675	63,051

		374,818

Household Durables — 0.1%
Panasonic Corp. (Japan)	13,000	175,297
Persimmon plc (United Kingdom)	4,928	164,150
Sony Corp. (Japan)	2,000	102,429

		441,876

Household Products — 0.0% (c)
Essity AB, Class B (Sweden)	4,650	114,398
Reckitt Benckiser Group plc (United Kingdom)	850	69,840

		184,238

Independent Power and Renewable Electricity Producers — 0.0% (c)
Electric Power Development Co. Ltd. (Japan)	4,700	121,308

Industrial Conglomerates — 0.3%
CK Hutchison Holdings Ltd. (Hong Kong)	17,964	190,167
DCC plc (United Kingdom)	1,480	134,205
Jardine Matheson Holdings Ltd. (Hong Kong)	5,960	375,559
Rheinmetall AG (Germany)	1,603	176,366
Sembcorp Industries Ltd. (Singapore)	10,100	20,346
Siemens AG (Registered) (Germany)	3,691	486,311

		1,382,954

Insurance — 0.6%
AIA Group Ltd. (Hong Kong)	97,625	850,452
Aviva plc (United Kingdom)	20,138	133,617
AXA SA (France)	11,470	280,255
Direct Line Insurance Group plc (United Kingdom)	30,205	136,305
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	1,119	235,262
Ping An Insurance Group Co. of China Ltd., Class H (China)	15,500	141,944
Prudential plc (United Kingdom)	24,343	554,931
RSA Insurance Group plc (United Kingdom)	16,258	145,400
Sampo OYJ, Class A (Finland)	6,145	299,266
Storebrand ASA (Norway)	18,227	146,702

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN ACCESS FUNDS	19

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Insurance — continued
Sun Life Financial, Inc. (Canada)	5,200	208,965
Tokio Marine Holdings, Inc. (Japan)	4,600	215,203
Zurich Insurance Group AG (Switzerland)*	544	160,877

		3,509,179

Internet & Direct Marketing Retail — 0.0% (c)
Zalando SE (Germany)* (d)	866	48,264

Internet Software & Services — 0.2%
Alibaba Group Holding Ltd., ADR (China)*	858	159,185
Baidu, Inc., ADR (China)*	437	106,191
Kakaku.com, Inc. (Japan)	3,300	74,309
MercadoLibre, Inc. (Argentina)	665	198,788
NAVER Corp. (South Korea)	82	56,113
Tencent Holdings Ltd. (China)	2,500	125,538
Yahoo Japan Corp. (Japan)	19,800	65,595
YY, Inc., ADR (China)*	1,297	130,310

		916,029

IT Services — 0.0% (c)
Infosys Ltd., ADR (India)	7,200	139,896

Machinery — 0.2%
FANUC Corp. (Japan)	605	119,918
Glory Ltd. (Japan)	1,600	44,706
Hoshizaki Corp. (Japan)	1,520	153,615
Kubota Corp. (Japan)	4,500	70,627
SMC Corp. (Japan)	1,685	616,863
THK Co. Ltd. (Japan)	5,300	151,324

		1,157,053

Media — 0.2%
CyberAgent, Inc. (Japan)	1,900	113,949
Eutelsat Communications SA (France)	5,157	106,725
JCDecaux SA (France)	4,470	149,261
Modern Times Group MTG AB, Class B (Sweden)	5,685	237,230
Naspers Ltd., Class N, ADR (South Africa)*	1,770	88,713
SES SA, FDR (Luxembourg)	7,925	144,867
Stroeer SE & Co. KGaA (Germany)	1,434	86,578
WPP plc (United Kingdom)	12,162	191,084

		1,118,407

Metals & Mining — 0.1%
Antofagasta plc (Chile)	6,443	83,709
BHP Billiton Ltd. (Australia)	1,733	43,363
BHP Billiton plc (Australia)	6,596	148,030
Independence Group NL (Australia)	31,506	119,762
Rio Tinto Ltd. (Australia)	1,153	71,239

INVESTMENTS	SHARES	VALUE($)

Metals & Mining — continued
Rio Tinto plc (Australia)	1,395	76,890
South32 Ltd. (Australia)	29,418	78,556

		621,549

Multiline Retail — 0.0% (c)
Lojas Renner SA (Brazil)*	6,555	48,946
Ryohin Keikaku Co. Ltd. (Japan)	380	133,503

		182,449

Multi-Utilities — 0.1%
E.ON SE (Germany)	5,871	62,552
Engie SA (France)	12,758	195,153
National Grid plc (United Kingdom)	13,274	146,692

		404,397

Oil, Gas & Consumable Fuels — 0.2%
Equinor ASA (Norway)	4,647	122,879
Royal Dutch Shell plc, Class B (Netherlands)	10,895	390,183
Royal Dutch Shell plc, Class B, ADR (Netherlands)	3,854	279,993
TOTAL SA (France)	9,479	575,619

		1,368,674

Paper & Forest Products — 0.0% (c)
Stora Enso OYJ, Class R (Finland)	7,727	150,537

Personal Products — 0.2%
L’Oreal SA (France)	2,775	684,112
Pola Orbis Holdings, Inc. (Japan)	1,700	74,707
Unilever plc (United Kingdom)	9,065	500,755

		1,259,574

Pharmaceuticals — 0.6%
Astellas Pharma, Inc. (Japan)	18,200	276,978
AstraZeneca plc (United Kingdom)	9,570	661,930
Bayer AG (Registered) (Germany)	3,831	420,734
GlaxoSmithKline plc, ADR (United Kingdom)	5,100	205,581
Novartis AG (Registered) (Switzerland)	7,323	554,724
Novo Nordisk A/S, Class B (Denmark)	13,778	636,414
Roche Holding AG (Switzerland)	1,829	405,779
Sanofi (France)	2,930	235,160

		3,397,300

Professional Services — 0.1%
DKSH Holding AG (Switzerland)	2,040	143,419
Recruit Holdings Co. Ltd. (Japan)	4,800	132,570
RELX plc (United Kingdom)	3,225	68,870

		344,859

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	JPMORGAN ACCESS FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued
Real Estate Management & Development — 0.0% (c)
Mitsui Fudosan Co. Ltd. (Japan)	5,000	120,441

Road & Rail — 0.1%
Canadian National Railway Co. (Canada)	1,015	82,976
Central Japan Railway Co. (Japan)	800	165,624
DSV A/S (Denmark)	2,225	179,116

		427,716

Semiconductors & Semiconductor Equipment — 0.3%
ASML Holding NV (Netherlands)	3,416	675,975
Broadcom, Inc.	910	220,802
Renesas Electronics Corp. (Japan)*	6,700	65,498
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	12,325	450,602
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	42,000	298,245
Tokyo Electron Ltd. (Japan)	1,200	205,984

		1,917,106

Software — 0.2%
Micro Focus International plc (United Kingdom)	18,836	326,830
SAP SE (Germany)	4,371	504,491

		831,321

Specialty Retail — 0.1%
BCA Marketplace plc (United Kingdom)	81,090	234,685
Kingfisher plc (United Kingdom)	47,874	187,217

		421,902

Technology Hardware, Storage & Peripherals — 0.1%
Samsung Electronics Co. Ltd. (South Korea)	5,889	246,688
Samsung Electronics Co. Ltd., GDR (South Korea) (d)	105	88,677

		335,365

Textiles, Apparel & Luxury Goods — 0.3%
Burberry Group plc (United Kingdom)	6,661	189,309
China Hongxing Sports Ltd. (China)*‡	755,000	1,323
Cie Financiere Richemont SA (Registered) (Switzerland)	1,773	149,880
Hermes International (France)	95	58,031
Kering SA (France)	1,142	643,289
LVMH Moet Hennessy Louis Vuitton SE (France)	1,110	368,541
Moncler SpA (Italy)	3,752	170,247
Samsonite International SA*	67,865	239,232

		1,819,852

INVESTMENTS	SHARES	VALUE($)

Tobacco — 0.1%
British American Tobacco plc (United Kingdom)	7,245	364,955
Imperial Brands plc (United Kingdom)	6,034	224,092

		589,047

Trading Companies & Distributors — 0.1%
Brenntag AG (Germany)	2,813	156,295
Mitsubishi Corp. (Japan)	5,400	149,737
Sumitomo Corp. (Japan)	17,600	288,637

		594,669

Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, Class L, ADR (Mexico)	9,275	154,521
NTT DOCOMO, Inc. (Japan)	8,800	224,245
SoftBank Group Corp. (Japan)	6,220	444,159
Vodafone Group plc (United Kingdom)	154,210	373,542
Vodafone Group plc, ADR (United Kingdom)	11,500	279,565

		1,476,032

Total Common Stocks (Cost $37,900,427)		47,769,325

	NO. OF RIGHTS
Rights — 0.0% (c)
Banks — 0.0% (c)
Intesa Sanpaolo SpA, expiring 7/17/2018 (Italy)*‡ (Cost $ —)	47,034	—	(e)

	SHARES
Short-Term Investments — 1.9%
Investment Companies — 1.9%
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.04%, (b) (f) (Cost $10,428,219)	10,427,258	10,429,343

Total Investments — 100.2% (Cost $459,319,060)		544,676,089
Liabilities in Excess of Other Assets — (0.2%) (g)		(1,065,166)

NET ASSETS — 100.0%		$543,610,923

Percentages indicated are based on net assets.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN ACCESS FUNDS	21

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

PORTFOLIO COMPOSITION BY COUNTRY*
United States	87.9%
Japan	1.8
Ireland	1.6
United Kingdom	1.5
France	1.2
Others (each less than 1.0%)	4.1
Short-Term Investments	1.9

* Percentages indicated are based on total investments as of June 30, 2018.

Abbreviations
ADR	American Depositary Receipt
CVA	Dutch Certification
EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
OYJ	Public Limited Company
RNC	Savings Shares
SDR	Swedish Depositary Receipt
SPDR	Standard & Poor’s Depository Receipts
UCITS	Undertakings for Collective Investment in Transferable Securities

(a)	The fund’s investment objective is to provide absolute return and is generally subject to a two day redemption notice period.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	Amount rounds to less than 0.05% of net assets.
(d)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(e)	Amount rounds to less than 1.
(f)	The rate shown is the current yield as of June 30, 2018.
(g)	A portion of the Fund’s cash is held by the subsidiary.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	JPMORGAN ACCESS FUNDS	JUNE 30, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2018	JPMORGAN ACCESS FUNDS	23

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018

	JPMorgan Access Balanced Fund	JPMorgan Access Growth Fund
ASSETS:
Investments in non-affiliates, at value	$402,541,936	$415,864,395
Investments in affiliates, at value	173,103,409	128,811,694
Cash	252,224	—
Foreign currency, at value	145,863	159,881
Receivables:
Investment securities sold	511,838	12,422
Fund shares sold	6,870	50
Dividends from non-affiliates	912,935	1,098,171
Dividends from affiliates	13,532	14,713
Tax reclaims	127,630	196,976

Total Assets	577,616,237	546,158,302

LIABILITIES:
Payables:
Due to custodian	—	427,797
Distributions	919	4,495
Investment securities purchased	201,522	13,105
Fund shares redeemed	1,871,517	1,616,088
Accrued liabilities:
Investment advisory fees	173,940	178,170
Administration fees	38,623	36,439
Distribution fees	2,256	807
Service fees	103,030	92,185
Custodian and accounting fees	17,209	27,048
Trustees’ and Chief Compliance Officer’s fees	3,147	3,070
Other	156,103	148,175

Total Liabilities	2,568,266	2,547,379

Net Assets	$575,047,971	$543,610,923

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	JPMORGAN ACCESS FUNDS	JUNE 30, 2018

	JPMorgan Access Balanced Fund	JPMorgan Access Growth Fund
NET ASSETS:
Paid-in-Capital	$491,286,894	$438,379,641
Accumulated undistributed (distributions in excess of) net investment income	(1,987,865)	(1,918,484)
Accumulated net realized gains (losses)	20,053,235	21,793,075
Net unrealized appreciation (depreciation)	65,695,707	85,356,691

Total Net Assets	$575,047,971	$543,610,923

Net Assets:
Class A	$586,609	$747,949
Class C	3,427,701	1,044,204
Class I	160,835,084	198,850,277
Class L	410,198,577	342,968,493

Total	$575,047,971	$543,610,923

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	35,706	41,729
Class C	209,912	59,155
Class I	9,780,608	11,084,898
Class L	24,969,921	19,117,807

Net Asset Value (a):
Class A — Redemption price per share	$16.43	$17.92
Class C — Offering price per share (b)	16.33	17.65
Class I — Offering and redemption price per share	16.44	17.94
Class L — Offering and redemption price per share	16.43	17.94
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.20	$18.76

Cost of investments in non-affiliates	$340,248,706	$343,577,465
Cost of investments in affiliates	169,699,869	115,741,595
Cost of foreign currency	145,993	159,762

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN ACCESS FUNDS	25

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2018

	JPMorgan Access Balanced Fund	JPMorgan Access Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$8,519,159	$8,616,589
Dividend income from affiliates	5,015,735	2,902,940
Interest income from non-affiliates	145	113
Interest income from affiliates	—	1
Foreign taxes withheld	(113,585)	(129,929)

Total investment income	13,421,454	11,389,714

EXPENSES:
Investment advisory fees	4,568,252	4,208,114
Administration fees	495,082	456,032
Distribution fees:
Class A	1,948	1,780
Class C	26,993	8,313
Service fees:
Class A	1,948	1,780
Class C	8,998	2,771
Class I	426,381	533,822
Class L	434,100	345,663
Custodian and accounting fees	100,099	112,592
Interest expense to affiliates	498	539
Professional fees	170,395	162,898
Trustees’ and Chief Compliance Officer’s fees	56,550	56,246
Printing and mailing costs	30,129	24,610
Registration and filing fees	65,271	64,585
Transfer agency fees (See Note 2.G.)	7,668	11,143
Other	14,034	14,478

Total expenses	6,408,346	6,005,366

Less fees waived	(2,247,377)	(1,965,384)
Less earnings credits	(100)	(123)

Net expenses	4,160,869	4,039,859

Net investment income (loss)	9,260,585	7,349,855

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	13,462,503	9,015,562
Investments in affiliates	13,480,389	15,654,421
Foreign currency transactions	(641)	(8,301)

Net realized gain (loss)	26,942,251	24,661,682

Distributions of capital gains received from investment company non-affiliates	581,497	783,186
Distributions of capital gains received from investment company affiliates	2,833,577	3,379,342

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	13,127,315	19,195,204
Investments in affiliates	(15,331,084)	(12,120,927)
Foreign currency translations	(6,036)	(6,078)

Change in net unrealized appreciation/depreciation	(2,209,805)	7,068,199

Net realized/unrealized gains (losses)	28,147,520	35,892,409

Change in net assets resulting from operations	$37,408,105	$43,242,264

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	JPMORGAN ACCESS FUNDS	JUNE 30, 2018

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,260,585	$10,974,531	$7,349,855	$7,761,990
Net realized gain (loss)	26,942,251	24,997,404	24,661,682	28,553,944
Distributions of capital gains received from investment company non-affiliates	581,497	483,348	783,186	483,348
Distributions of capital gains received from investment company affiliates	2,833,577	1,778,878	3,379,342	1,646,903
Change in net unrealized appreciation/depreciation	(2,209,805)	34,586,799	7,068,199	44,001,958

Change in net assets resulting from operations	37,408,105	72,820,960	43,242,264	82,448,143

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(11,099)	(16,889)	(8,906)	(8,370)
From net realized gains	(41,651)	—	(45,367)	—
Class C
From net investment income	(36,092)	(31,758)	(8,831)	(10,284)
From net realized gains	(172,148)	—	(57,448)	—
Class I
From net investment income	(2,888,270)	(3,130,085)	(3,166,773)	(3,583,712)
From net realized gains	(8,006,706)	—	(11,852,793)	—
Class L
From net investment income	(8,057,863)	(7,694,731)	(5,712,634)	(5,402,978)
From net realized gains	(20,580,466)	—	(19,063,434)	—

Total distributions to shareholders	(39,794,295)	(10,873,463)	(39,916,186)	(9,005,344)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(47,216,976)	(192,325,516)	(17,609,711)	(189,040,806)

NET ASSETS:
Change in net assets	(49,603,166)	(130,378,019)	(14,283,633)	(115,598,007)
Beginning of period	624,651,137	755,029,156	557,894,556	673,492,563

End of period	$575,047,971	$624,651,137	$543,610,923	$557,894,556

Accumulated undistributed (distributions in excess of) net investment income	$(1,987,865)	$(2,744,670)	$(1,918,484)	$(2,366,143)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN ACCESS FUNDS	27

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$1,475	$211,365	$3,046
Distributions reinvested	52,750	16,889	54,273	8,370
Cost of shares redeemed	(462,874)	(1,137,616)	(144,042)	(2,573,470)

Change in net assets resulting from Class A capital transactions	$(410,124)	$(1,119,252)	$121,596	$(2,562,054)

Class C
Proceeds from shares issued	$—	$46,230	$32,300	$930
Distributions reinvested	208,240	31,758	66,279	10,284
Cost of shares redeemed	(470,940)	(1,947,222)	(319,767)	(3,511,678)

Change in net assets resulting from Class C capital transactions	$(262,700)	$(1,869,234)	$(221,188)	$(3,500,464)

Class I
Proceeds from shares issued	$10,985,897	$10,242,210	$7,514,228	$11,532,399
Distributions reinvested	10,388,532	82,995	14,579,400	90,803
Cost of shares redeemed	(34,966,681)	(102,402,782)	(43,663,990)	(138,685,525)

Change in net assets resulting from Class I capital transactions	$(13,592,252)	$(92,077,577)	$(21,570,362)	$(127,062,323)

Class L
Proceeds from shares issued	$25,518,756	$24,391,879	$32,724,381	$16,885,779
Distributions reinvested	27,165,861	183,835	23,947,573	104,675
Cost of shares redeemed	(85,636,517)	(121,835,167)	(52,611,711)	(72,906,419)

Change in net assets resulting from Class L capital transactions	$(32,951,900)	$(97,259,453)	$4,060,243	$(55,915,965)

Total change in net assets resulting from capital transactions	$(47,216,976)	$(192,325,516)	$(17,609,711)	$(189,040,806)

SHARE TRANSACTIONS:
Class A
Issued	—	94	11,286	181
Reinvested	3,173	1,068	3,001	497
Redeemed	(27,876)	(71,454)	(7,909)	(155,188)

Change in Class A Shares	(24,703)	(70,292)	6,378	(154,510)

Class C
Issued	—	3,000	1,806	52
Reinvested	12,596	2,011	3,721	616
Redeemed	(28,403)	(123,571)	(17,476)	(215,520)

Change in Class C Shares	(15,807)	(118,560)	(11,949)	(214,852)

Class I
Issued	653,638	640,660	406,991	670,633
Reinvested	624,309	5,208	805,457	5,363
Redeemed	(2,089,120)	(6,388,922)	(2,392,765)	(8,174,889)

Change in Class I Shares	(811,173)	(5,743,054)	(1,180,317)	(7,498,893)

Class L
Issued	1,528,845	1,533,913	1,786,152	988,310
Reinvested	1,634,031	11,523	1,322,585	6,167
Redeemed	(5,111,612)	(7,645,633)	(2,883,837)	(4,299,645)

Change in Class L Shares	(1,948,736)	(6,100,197)	224,900	(3,305,168)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	JPMORGAN ACCESS FUNDS	JUNE 30, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2018	JPMORGAN ACCESS FUNDS	29

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Access Balanced Fund
Class A
Year Ended June 30, 2018	$16.52	$0.18	$0.77	$0.95	$(0.23)	$(0.81)	$(1.04)
Year Ended June 30, 2017	15.14	0.17	1.40	1.57	(0.19)	—	(0.19)
Year Ended June 30, 2016	16.33	0.19	(0.63)	(0.44)	(0.28)	(0.47)	(0.75)
Year Ended June 30, 2015	17.49	0.11	(0.24)	(0.13)	(0.16)	(0.87)	(1.03)
Year Ended June 30, 2014	16.37	0.15	1.79	1.94	(0.18)	(0.64)	(0.82)

Class C
Year Ended June 30, 2018	16.44	0.11	0.76	0.87	(0.17)	(0.81)	(0.98)
Year Ended June 30, 2017	15.07	0.11	1.38	1.49	(0.12)	—	(0.12)
Year Ended June 30, 2016	16.25	0.09	(0.61)	(0.52)	(0.19)	(0.47)	(0.66)
Year Ended June 30, 2015	17.43	0.02	(0.24)	(0.22)	(0.09)	(0.87)	(0.96)
Year Ended June 30, 2014	16.33	0.06	1.79	1.85	(0.11)	(0.64)	(0.75)

Class I
Year Ended June 30, 2018	16.54	0.24	0.76	1.00	(0.29)	(0.81)	(1.10)
Year Ended June 30, 2017	15.16	0.23	1.39	1.62	(0.24)	—	(0.24)
Year Ended June 30, 2016	16.35	0.22	(0.62)	(0.40)	(0.32)	(0.47)	(0.79)
Year Ended June 30, 2015	17.51	0.16	(0.25)	(0.09)	(0.20)	(0.87)	(1.07)
Year Ended June 30, 2014	16.38	0.16	1.83	1.99	(0.22)	(0.64)	(0.86)

Class L
Year Ended June 30, 2018	16.52	0.26	0.77	1.03	(0.31)	(0.81)	(1.12)
Year Ended June 30, 2017	15.15	0.26	1.37	1.63	(0.26)	—	(0.26)
Year Ended June 30, 2016	16.34	0.24	(0.62)	(0.38)	(0.34)	(0.47)	(0.81)
Year Ended June 30, 2015	17.50	0.18	(0.25)	(0.07)	(0.22)	(0.87)	(1.09)
Year Ended June 30, 2014	16.38	0.28	1.74	2.02	(0.26)	(0.64)	(0.90)

(a)	Calculated based upon average shares outstanding.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	JPMORGAN ACCESS FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate

$16.43	5.77%	$586,609	1.07%	1.09%	1.44%	26%
16.52	10.37	997,894	1.02	1.09	1.46	33
15.14	(2.62)	1,978,218	1.02	1.22	1.50	29
16.33	(0.58)	1,940,818	1.12	0.66	1.61	57
17.49	12.08	3,118,118	1.13	0.87	1.66	91

16.33	5.25	3,427,701	1.54	0.67	1.91	26
16.44	9.89	3,709,864	1.51	0.70	1.95	33
15.07	(3.09)	5,187,943	1.50	0.62	1.98	29
16.25	(1.09)	6,922,123	1.62	0.15	2.11	57
17.43	11.49	11,716,644	1.63	0.34	2.16	91

16.44	6.03	160,835,084	0.79	1.42	1.16	26
16.54	10.73	175,172,082	0.74	1.44	1.18	33
15.16	(2.36)	247,656,863	0.72	1.40	1.20	29
16.35	(0.35)	344,160,437	0.85	0.93	1.34	57
17.51	12.38	444,024,857	0.88	0.95	1.41	91

16.43	6.27	410,198,577	0.63	1.57	1.00	26
16.52	10.85	444,771,297	0.59	1.61	1.03	33
15.15	(2.21)	500,206,132	0.57	1.55	1.05	29
16.34	(0.20)	699,091,716	0.70	1.08	1.19	57
17.50	12.55	816,858,215	0.73	1.62	1.25	91

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN ACCESS FUNDS	31

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Access Growth Fund
Class A
Year Ended June 30, 2018	$17.83	$0.19	$1.16	$1.35	$(0.22)	$(1.04)	$(1.26)
Year Ended June 30, 2017	15.84	0.10	2.05	2.15	(0.16)	—	(0.16)
Year Ended June 30, 2016	17.22	0.12	(0.83)	(0.71)	(0.21)	(0.46)	(0.67)
Year Ended June 30, 2015	18.67	0.07	(0.27)	(0.20)	(0.13)	(1.12)	(1.25)
Year Ended June 30, 2014	17.00	0.09	2.49	2.58	(0.15)	(0.76)	(0.91)

Class C
Year Ended June 30, 2018	17.59	0.07	1.18	1.25	(0.15)	(1.04)	(1.19)
Year Ended June 30, 2017	15.65	0.02	2.03	2.05	(0.11)	—	(0.11)
Year Ended June 30, 2016	17.04	0.04	(0.83)	(0.79)	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2015	18.52	(0.02)	(0.26)	(0.28)	(0.08)	(1.12)	(1.20)
Year Ended June 30, 2014	16.89	(0.01)	2.47	2.46	(0.07)	(0.76)	(0.83)

Class I
Year Ended June 30, 2018	17.84	0.22	1.19	1.41	(0.27)	(1.04)	(1.31)
Year Ended June 30, 2017	15.87	0.19	2.02	2.21	(0.24)	—	(0.24)
Year Ended June 30, 2016	17.27	0.17	(0.86)	(0.69)	(0.25)	(0.46)	(0.71)
Year Ended June 30, 2015	18.69	0.12	(0.26)	(0.14)	(0.16)	(1.12)	(1.28)
Year Ended June 30, 2014	17.02	0.11	2.50	2.61	(0.18)	(0.76)	(0.94)

Class L
Year Ended June 30, 2018	17.85	0.25	1.18	1.43	(0.30)	(1.04)	(1.34)
Year Ended June 30, 2017	15.87	0.23	2.02	2.25	(0.27)	—	(0.27)
Year Ended June 30, 2016	17.27	0.20	(0.86)	(0.66)	(0.28)	(0.46)	(0.74)
Year Ended June 30, 2015	18.69	0.15	(0.27)	(0.12)	(0.18)	(1.12)	(1.30)
Year Ended June 30, 2014	17.02	0.22	2.43	2.65	(0.22)	(0.76)	(0.98)

(a)	Calculated based upon average shares outstanding.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	JPMORGAN ACCESS FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate

$17.92	7.55%	$747,949	1.13%	1.03%	1.48%	27%
17.83	13.64	630,482	1.08	0.58	1.49	34
15.84	(4.07)	3,006,756	1.05	0.74	1.48	30
17.22	(0.86)	6,468,814	1.16	0.42	1.62	67
18.67	15.45	13,138,908	1.17	0.50	1.66	104

17.65	7.09	1,044,204	1.57	0.41	1.92	27
17.59	13.14	1,250,992	1.57	0.13	1.97	34
15.65	(4.60)	4,474,251	1.55	0.25	1.98	30
17.04	(1.28)	7,483,257	1.66	(0.12)	2.13	67
18.52	14.84	15,399,069	1.67	(0.06)	2.16	104

17.94	7.93	198,850,277	0.81	1.21	1.16	27
17.84	14.01	218,861,239	0.79	1.13	1.20	34
15.87	(3.90)	313,659,670	0.78	1.06	1.21	30
17.27	(0.52)	416,947,169	0.90	0.67	1.36	67
18.69	15.68	548,955,778	0.92	0.59	1.41	104

17.94	8.03	342,968,493	0.66	1.37	1.01	27
17.85	14.26	337,151,843	0.64	1.35	1.04	34
15.87	(3.75)	352,351,886	0.63	1.21	1.06	30
17.27	(0.41)	480,555,232	0.75	0.82	1.21	67
18.69	15.89	542,687,646	0.77	1.23	1.26	104

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN ACCESS FUNDS	33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2018

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Access Balanced Fund	Class A, Class C, Class I and Class L	Diversified
JPMorgan Access Growth Fund	Class A, Class C, Class I and Class L	Diversified

The investment objective of the JPMorgan Access Balanced Fund (“Access Balanced Fund”) is to seek total return.

The investment objective of the JPMorgan Access Growth Fund (“Access Growth Fund”) is to seek capital appreciation.

All share classes are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Share Classes’ prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class L Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

Basis for Consolidation for the Funds

Access Balanced Fund CS Ltd. and Access Growth Fund CS Ltd. (collectively, the “Subsidiaries”), each a Cayman Islands exempted company, were incorporated on March 11, 2013 and are currently each a wholly-owned subsidiary of the Access Balanced Fund and Access Growth Fund, respectively. The Subsidiaries act as investment vehicles for each Fund to effect certain investments consistent with each Fund’s investment objectives and policies as described in each Fund’s prospectus. The Consolidated Schedules of Portfolio Investments (“CSOIs”) include positions of each Fund and its Subsidiary. The consolidated financial statements include the accounts of each Fund and its Subsidiary. Subsequent references to the Funds within the Notes to Consolidated Financial Statements collectively refer to the Funds and their Subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their consolidated financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to

34	JPMORGAN ACCESS FUNDS	JUNE 30, 2018

calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies, including J.P Morgan Funds, excluding exchange traded funds (“ETFs”), (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input by sector as presented on the CSOIs:

Access Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$—	$965,122	$—	$965,122
Auto Components	166,376	246,270	—	412,646
Automobiles	—	543,684	—	543,684
Banks	427,522	3,327,906	—	3,755,428
Beverages	—	1,269,473	—	1,269,473
Biotechnology	103,812	284,192	—	388,004
Building Products	—	288,923	—	288,923
Capital Markets	—	921,295	—	921,295
Chemicals	—	1,337,323	—	1,337,323
Communications Equipment	—	57,158	—	57,158
Consumer Finance	—	50,275	—	50,275
Containers & Packaging	—	142,741	—	142,741
Diversified Financial Services	65,845	169,244	—	235,089
Diversified Telecommunication Services	—	734,180	—	734,180
Electric Utilities	—	443,212	—	443,212
Electrical Equipment	—	716,225	—	716,225
Electronic Equipment, Instruments & Components	—	1,371,710	—	1,371,710
Energy Equipment & Services	90,931	76,972	—	167,903
Equity Real Estate Investment Trusts (REITs)	106,791	142,325	—	249,116
Food & Staples Retailing	—	298,598	—	298,598
Food Products	—	1,338,657	—	1,338,657
Health Care Equipment & Supplies	—	1,139,015	—	1,139,015
Health Care Providers & Services	—	276,313	—	276,313
Hotels, Restaurants & Leisure	—	313,369	—	313,369
Household Durables	—	335,179	—	335,179
Household Products	—	154,817	—	154,817

JUNE 30, 2018	JPMORGAN ACCESS FUNDS	35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

Access Balanced Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Independent Power and Renewable Electricity Producers	$—	$92,917	$—		$92,917
Industrial Conglomerates	—	1,038,257	—		1,038,257
Insurance	164,761	2,588,780	—		2,753,541
Internet & Direct Marketing Retail	—	40,183	—		40,183
Internet Software & Services	455,354	243,493	—		698,847
Machinery	—	1,002,162	—		1,002,162
Media	89,464	737,980	—		827,444
Metals & Mining	—	457,629	—		457,629
Multiline Retail	37,088	75,535	—		112,623
Multi-Utilities	—	312,821	—		312,821
Oil, Gas & Consumable Fuels	217,878	832,724	—		1,050,602
Paper & Forest Products	—	111,553	—		111,553
Personal Products	—	906,704	—		906,704
Pharmaceuticals	157,209	2,399,676	—		2,556,885
Professional Services	—	262,921	—		262,921
Real Estate Management & Development	—	86,718	—		86,718
Road & Rail	70,714	272,743	—		343,457
Semiconductors & Semiconductor Equipment	513,259	1,079,652	—		1,592,911
Software	—	654,593	—		654,593
Specialty Retail	—	319,016	—		319,016
Technology Hardware, Storage & Peripherals	—	251,132	—		251,132
Textiles, Apparel & Luxury Goods	—	1,381,386	1,303		1,382,689
Tobacco	—	497,998	—		497,998
Trading Companies & Distributors	—	472,368	—		472,368
Wireless Telecommunication Services	348,548	865,260	—		1,213,808
Other Common Stocks	177,917	—	—		177,917

Total Common Stocks	3,193,469	33,928,379	1,303		37,123,151

Exchange-Traded Funds	314,897,859	—	—		314,897,859
Investment Companies	206,544,854	—	—		206,544,854
Rights
Banks	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	8,058,593	—	—		8,058,593

Total Investments in Securities	$532,694,775	$33,928,379	$1,303		$566,624,457

Access Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$—	$1,376,583	$—	$1,376,583
Auto Components	225,809	313,126	—	538,935
Automobiles	—	692,640	—	692,640
Banks	514,662	4,302,453	—	4,817,115
Beverages	—	1,609,856	—	1,609,856
Biotechnology	133,352	417,333	—	550,685
Building Products	—	411,760	—	411,760
Capital Markets	—	1,118,555	—	1,118,555
Chemicals	—	1,594,764	—	1,594,764
Communications Equipment	—	75,963	—	75,963
Consumer Finance	—	67,557	—	67,557
Containers & Packaging	—	175,525	—	175,525

36	JPMORGAN ACCESS FUNDS	JUNE 30, 2018

Access Growth Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Diversified Financial Services	$87,046	$224,795	$—		$311,841
Diversified Telecommunication Services	—	949,185	—		949,185
Electric Utilities	—	536,746	—		536,746
Electrical Equipment	—	933,331	—		933,331
Electronic Equipment, Instruments & Components	—	1,805,085	—		1,805,085
Energy Equipment & Services	108,210	102,302	—		210,512
Equity Real Estate Investment Trusts (REITs)	136,076	187,811	—		323,887
Food & Staples Retailing	—	367,264	—		367,264
Food Products	—	1,668,248	—		1,668,248
Health Care Equipment & Supplies	—	1,551,708	—		1,551,708
Health Care Providers & Services	—	354,517	—		354,517
Hotels, Restaurants & Leisure	—	374,818	—		374,818
Household Durables	—	441,876	—		441,876
Household Products	—	184,238	—		184,238
Independent Power and Renewable Electricity Producers	—	121,308	—		121,308
Industrial Conglomerates	—	1,382,954	—		1,382,954
Insurance	208,965	3,300,214	—		3,509,179
Internet & Direct Marketing Retail	—	48,264	—		48,264
Internet Software & Services	594,474	321,555	—		916,029
Machinery	—	1,157,053	—		1,157,053
Media	88,713	1,029,694	—		1,118,407
Metals & Mining	—	621,549	—		621,549
Multiline Retail	48,946	133,503	—		182,449
Multi-Utilities	—	404,397	—		404,397
Oil, Gas & Consumable Fuels	279,993	1,088,681	—		1,368,674
Paper & Forest Products	—	150,537	—		150,537
Personal Products	—	1,259,574	—		1,259,574
Pharmaceuticals	205,581	3,191,719	—		3,397,300
Professional Services	—	344,859	—		344,859
Real Estate Management & Development	—	120,441	—		120,441
Road & Rail	82,976	344,740	—		427,716
Semiconductors & Semiconductor Equipment	671,404	1,245,702	—		1,917,106
Software	—	831,321	—		831,321
Specialty Retail	—	421,902	—		421,902
Technology Hardware, Storage & Peripherals	—	335,365	—		335,365
Textiles, Apparel & Luxury Goods	—	1,818,529	1,323		1,819,852
Tobacco	—	589,047	—		589,047
Trading Companies & Distributors	—	594,669	—		594,669
Wireless Telecommunication Services	434,086	1,041,946	—		1,476,032
Other Common Stocks	210,147	—	—		210,147

Total Common Stocks	4,030,440	43,737,562	1,323		47,769,325

Exchange-Traded Funds	321,111,930	—	—		321,111,930
Investment Companies	156,830,659	—	—		156,830,659
Rights
Banks	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	10,429,343	—	—		10,429,343

Total Investments in Securities	$492,402,372	$43,737,562	$1,323		$536,141,257

(a)	Amount rounds to less than 1.

As of June 30, 2018, certain Investment Companies with a fair value of $9,020,888 and $8,534,832 have not been categorized in the fair value hierarchy as these Investment Companies were measured using the NAV per share as a practical expedient for the Access Balanced Fund and Access Growth Fund, respectively.

JUNE 30, 2018	JPMORGAN ACCESS FUNDS	37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

Transfers between fair value levels are valued utilizing values as of the beginning of the year.

There were no significant transfers between any levels during the year ended June 30, 2018.

C. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of June 30, 2018, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Included in the purchases and sales amounts in the tables below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover.

Access Balanced Fund

Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$33,031,983	$11,700,000	$6,500,000	$(96,997)	$(945,981)	$37,189,005	3,299,823	$947,967	$66,594
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	18,037,880	19,500,000	2,000,000	(12,701)	(952,056)	34,573,123	4,294,798	793,231	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	24,418,110	5,000,000	5,000,000	(160,447)	(1,256,388)	23,001,275	2,431,424	769,324	776,741
JPMorgan Equity Focus Fund Class I Shares (a)	11,165,748	300,000	4,800,000	1,224,970	(413,143)	7,477,575	232,704	17,978	371,510
JPMorgan Equity Income Fund Class R6 Shares (a)	—	9,300,000	800,000	(52,935)	(614,947)	7,832,118	458,019	72,340	—
JPMorgan Global Research Enhanced Index Fund Class I Shares (a)	18,230,281	—	14,274,784	—	(3,955,497)	—	—	—	—
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	—	14,274,785	1,000,000	172,899	5,300,322	18,748,006	835,845	374,567	—
JPMorgan High Yield Fund Class R6 Shares (a)	25,898,768	—	19,799,998	1,303,575	(1,527,714)	5,874,631	814,789	875,027	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	14,437,915	—	14,423,816	(140,995)	126,896	—	—	173,678	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.04% (a) (b)	26,795,690	157,427,956	176,160,145	286	(5,194)	8,058,593	8,056,981	230,813	—
JPMorgan Short Duration Bond Fund Class R6 Shares (a)	7,992,613	14,500,000	11,500,000	(137,179)	(2,784)	10,852,650	1,017,118	146,560	—
JPMorgan U.S. Large Cap Core Plus Fund Class R5 Shares (a)	22,733,182	—	24,172,907	11,461,646	(10,021,921)	—	—	—	—
JPMorgan U.S. Large Cap Core Plus Fund Class R6 Shares (a)	—	13,472,906	4,800,000	(206,213)	(699,817)	7,766,876	253,571	45,836	1,618,732
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	18,467,937	—	6,500,000	124,480	(362,860)	11,729,557	1,196,894	568,414	—

Total	$221,210,107	$245,475,647	$291,731,650	$13,480,389	$(15,331,084)	$173,103,409		$5,015,735	$2,833,577

38	JPMORGAN ACCESS FUNDS	JUNE 30, 2018

Access Growth Fund

Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$11,483,503	$14,000,000	$8,200,000	$(73,394)	$(339,860)	$16,870,249	1,496,917	$378,356	$13,258
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	12,789,627	5,500,000	4,000,000	(66,340)	(393,537)	13,829,750	1,717,981	417,826	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	9,003,776	4,500,000	3,300,000	(54,230)	(329,597)	9,819,949	1,038,050	238,629	210,660
JPMorgan Equity Focus Fund Class I Shares (a)	16,545,095	—	10,900,000	3,214,982	(1,783,016)	7,077,061	220,240	25,666	630,360
JPMorgan Equity Income Fund Class R6 Shares (a)	—	8,500,000	500,000	(29,480)	(603,174)	7,367,346	430,839	67,504	—
JPMorgan Global Research Enhanced Index Fund Class I Shares (a)	44,652,932	—	34,775,268	—	(9,877,664)	—	—	—	—
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	—	34,775,270	2,000,000	345,798	13,243,420	46,364,488	2,067,075	926,318	—
JPMorgan High Yield Fund Class R6 Shares (a)	16,794,453	—	16,681,281	612,874	(726,046)	—	—	483,914	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.04% (a) (b)	28,684,648	134,987,569	153,238,566	(861)	(3,447)	10,429,343	10,427,258	221,299	—
JPMorgan Short Duration Bond Fund Class R6 Shares (a)	—	17,800,002	8,300,000	(75,582)	(8,824)	9,415,596	882,436	81,669	—
JPMorgan U.S. Large Cap Core Plus Fund Class R5 Shares (a)	24,556,441	—	26,448,443	12,463,051	(10,571,049)	—	—	—	—
JPMorgan U.S. Large Cap Core Plus Fund Class R6 Shares (a)	—	20,548,442	11,500,000	(682,397)	(728,133)	7,637,912	249,360	61,759	2,525,064

Total	$164,510,475	$240,611,283	$279,843,558	$15,654,421	$(12,120,927)	$128,811,694		$2,902,940	$3,379,342

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(b)	The rate shown is the current yield as of June 30, 2018.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Consolidated Statements of Operations (“CSOPs”).

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOPs. Unrealized foreign

JUNE 30, 2018	JPMORGAN ACCESS FUNDS	39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOPs.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the year ended June 30, 2018 are as follows:

	Class A	Class C	Class I	Class L	Total
Access Balanced Fund
Transfer agency fees	$304	$161	$3,726	$3,477	$7,668
Access Growth Fund
Transfer agency fees	502	129	7,718	2,794	11,143

The Funds invested in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the CSOPs and are not included in the ratios to average net assets shown in the Consolidated Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of each Fund and its Subsidiary are separately calculated. Each Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the respective Fund’s taxable income. Net losses of each Subsidiary are not deductible by the respective Fund either in the current period or carried forward to future periods.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) Net investment income	Accumulated net realized gains (losses)
Access Balanced Fund	$(101,831)	$2,489,544	$(2,387,713)
Access Growth Fund	(99,134)	1,994,948	(1,895,814)

The reclassifications for the Funds relate primarily to investments in passive foreign investment companies (“PFICs”) and investments in regulated investment companies.

40	JPMORGAN ACCESS FUNDS	JUNE 30, 2018

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, each Fund’s assets are allocated to sub-advisers and the Adviser is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.75% of each Fund’s average daily net assets. The Adviser and J.P. Morgan Private Investments Inc. (“JPMPI”), sub-adviser to the Funds and a wholly-owned subsidiary of JPMorgan, have agreed to contractually waive the investment advisory fee and the sub-advisory fee, respectively, for each Fund by 0.30% through October 31, 2018.

The Subsidiaries have entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiaries. The fee for services to the Subsidiaries is accrued daily and paid monthly at an annual rate of 0.75% of each Subsidiary’s respective average daily net assets. The Adviser has agreed to waive the advisory fees that it receives from each Fund in an amount equal to the advisory fees paid to the Adviser by the Subsidiaries. This waiver will continue in effect so long as each Fund invests in its Subsidiaries and may not be terminated without approval by the Funds’ Board.

JPMPI, Capital Guardian Trust Company — Personal Investment Management Division (“Capital Guardian”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) are sub-advisers for the Funds. Each sub-adviser is responsible for the day-to-day investment decisions of its portion of the Funds. The allocation of the assets of each Fund is determined by the Adviser, subject to review of the Board. The Adviser monitors and evaluates the sub-advisers to help assure that they are managing the Funds in a manner consistent with the Funds’ investment objectives and restrictions and applicable laws and guidelines.

On August 28, 2017, the Adviser terminated its investment sub-advisory agreement with TimesSquare Capital Management, LLC.

Under the terms of the Sub-advisory Agreements for each Fund, the Adviser pays JPMPI a monthly sub-advisory fee at the annual rate of 0.70% of the portion of each Fund’s average daily net assets managed by JPMPI.

At June 30, 2018, the allocation of assets for each Fund was as follows:

	Access Balanced Fund	Access Growth Fund
JPMPI	93.5%	91.0%
Capital Guardian	3.2	4.4
T.Rowe Price	3.3	4.6

The Funds and the Adviser have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, pursuant to which the Adviser is permitted, subject to the supervision and approval of the Funds’ Trustees, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers without such agreements being approved by the shareholders of the Funds. As such, the Funds and Adviser may hire, terminate, or replace non-affiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisers.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds and its Subsidiaries. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2018, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiaries, the Administrator receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of average daily net assets of the Subsidiaries.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. Class I and Class L Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived.

JUNE 30, 2018	JPMORGAN ACCESS FUNDS	41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L
Access Balanced Fund	0.25%	0.25%	0.25%	0.10%
Access Growth Fund	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived Service Fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the CSOPs. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOPs. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the CSOPs.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOPs.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOPs.

F. Waivers and Reimbursements — The Adviser has contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain underlying fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L
Access Balanced Fund	1.55%	2.05%	1.30%	1.15%
Access Growth Fund	1.55	2.05	1.30	1.15

The expense limitation agreements were in effect for the year ended June 30, 2018 and are in place until at least October 31, 2018.

The Underlying Funds may impose separate investment advisory and service fees. To avoid charging an investment advisory fee and a service fee at an effective rate above 0.75% for investment advisory and 0.25% for shareholder servicing on affiliated investments for Class A, Class C and Class I Shares and 0.10% for shareholder servicing on affiliated investments for Class L Shares, the Adviser and JPMDS have contractually agreed to waive investment advisory and service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of affiliated investment advisory fees not to exceed 0.45% during the period and affiliated service fees charged by the affiliated Underlying Funds. These contractual waivers are in place until at least October 31, 2018. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

For the year ended June 30, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Service Fees	Total
Access Balanced Fund	$2,204,941	$42,436	$2,247,377
Access Growth Fund	1,888,576	76,808	1,965,384

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOPs.

Under the terms of a Service Agreement, JPMIM and its affiliates perform various non-advisory services on behalf of JPMPI in support of JPMPI’s management of the Funds. JPMPI pays JPMIM a fee for these services.

42	JPMORGAN ACCESS FUNDS	JUNE 30, 2018

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2018, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2018, the Access Balanced Fund and Access Growth Fund incurred $48 and $42, respectively, in brokerage commissions with broker-dealers affiliated with the Adviser.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2018, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Access Balanced Fund	$151,802,755	$209,658,046
Access Growth Fund	148,409,933	176,063,234

During the year ended June 30, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including the Subsidiaries, held at June 30, 2018 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Balanced Fund	$533,861,227	$51,080,375	$9,229,271	$41,851,104
Access Growth Fund	479,839,773	72,507,243	7,601,886	64,905,357

The Federal income tax unrealized appreciation (depreciation) includes unrealized depreciation of the Fund’s investments in their Subsidiaries of approximately $20 million and $17 million for the Access Balanced Fund and the Access Growth Fund, respectively, which, if realized, is not deductible for income tax purposes.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in PFICs, wash sale loss deferrals and investments in their Subsidiaries.

The tax character of distributions paid during the fiscal year ended June 30, 2018 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Access Balanced Fund	$11,217,034	$28,577,261	$39,794,295
Access Growth Fund	9,076,823	30,839,362	39,916,185

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the fiscal year ended June 30, 2017 was as follows:

Ordinary Income*
Access Balanced Fund	$10,873,463
Access Growth Fund	9,005,344

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

JUNE 30, 2018	JPMORGAN ACCESS FUNDS	43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

As of June 30, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Access Balanced Fund	$838,736	$21,444,993	$61,506,889
Access Growth Fund	1,094,334	22,396,473	81,770,258

For the Funds, the cumulative timing differences primarily consist of investments in PFICs and wash sale loss deferrals.

As of June 30, 2018, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended June 30, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2018, the Funds each had four affiliated omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

Access Balanced Fund	97.9%
Access Growth Fund	98.0

By investing in a subsidiary, each Fund is indirectly exposed to the risks associated with its Subsidiary’s investments. The derivatives and other investments, if any, held by the Subsidiaries are generally similar to those that are permitted to be held by each Fund and are subject to the same risks that apply to similar investments if held directly by the Funds.

44	JPMORGAN ACCESS FUNDS	JUNE 30, 2018

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield (commonly known as “junk bonds”), asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

Each Fund invests in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

8. Investment Company Reporting Modernization

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of June 30, 2018. The adoption had no effect on the Funds’ net assets or results of operations.

JUNE 30, 2018	JPMORGAN ACCESS FUNDS	45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund

Opinions on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of portfolio investments, of JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund (two of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the “Funds”) as of June 30, 2018, the related consolidated statements of operations for the year ended June 30, 2018, the consolidated statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the consolidated financial highlights for each of the five years in the period ended June 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2018 and each of the financial highlights for each of the five years in the period ended June 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

August 28, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

46	JPMORGAN ACCESS FUNDS	JUNE 30, 2018

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	135	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer (2014-2017), President and Chief Operating Officer, NYLIFE Distributors LLC (registered broker-dealer) (2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); President (2015-2017), Co-President (2014-2015) and Senior Managing Director, New York Life Investment Management LLC (registered investment adviser) (2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (formerly MainStay VP Series Fund, Inc.) (registered investment companies) (2007-2017); President, MainStay DefinedTerm Municipal Opportunities Fund (registered investment company) (2011-2017); President, MainStay Funds Trust (registered investment companies) (2009-2017); President, The MainStay Funds (registered investment companies) (2007-2017).	135	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	135	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	135	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	135	None

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	135	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-2017; Advisory Board Member, Betterment for Business (2016-2017) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-2017) (index creator); Member, Russell Index Client Advisory Board (2001-2015); Advisory Board Member, State Street Global Advisors’ OCIO Board (2017-present).

JUNE 30, 2018	JPMORGAN ACCESS FUNDS	47

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	135	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	135	None

Marilyn McCoy*** (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	135	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	135	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	135	Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Trout Unlimited (2017-present).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	135	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	135	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (135 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

48	JPMORGAN ACCESS FUNDS	JUNE 30, 2018

***

Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2018	JPMORGAN ACCESS FUNDS	49

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014–present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Noah Greenhill (1969), Secretary (2018)	Managing Director and General Counsel, JPMorgan Asset Management (2015–Present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

50	JPMORGAN ACCESS FUNDS	JUNE 30, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2018 and continued to hold your shares at the end of the reporting period, June 30, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Access Balanced Fund
Class A
Actual	$1,000.00	$994.00	$5.44	1.10%
Hypothetical	1,000.00	1,019.34	5.51	1.10
Class C
Actual	1,000.00	991.90	7.66	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class I
Actual	1,000.00	995.90	3.96	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class L
Actual	1,000.00	997.20	3.17	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64

JPMorgan Access Growth Fund
Class A
Actual	1,000.00	995.60	5.64	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	993.80	7.81	1.58
Hypothetical	1,000.00	1,016.96	7.90	1.58
Class I
Actual	1,000.00	997.20	4.06	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class L
Actual	1,000.00	998.00	3.32	0.67
Hypothetical	1,000.00	1,021.47	3.36	0.67

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2018	JPMORGAN ACCESS FUNDS	51

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Dividends Received Deduction (DRD)

The Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2018:

Dividends Received Deduction
JPMorgan Access Growth Fund	6.84%

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2018:

Long-Term Capital Gain Distribution
JPMorgan Access Balanced Fund	$28,577,261
JPMorgan Access Growth Fund	30,839,362

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2018:

Qualified Dividend Income Distribution
JPMorgan Access Balanced Fund	$3,324,511
JPMorgan Access Growth Fund	4,007,441

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2018, the Funds intend to elect to pass through to shareholders taxes paid to foreign

countries. Gross income and foreign tax expenses cannot be

quantified until Underlying Funds complete reporting for the calendar year in progress. Amounts for the fiscal year ended

June 30, 2018 will be disclosed in the semi-annual report for the period ended December 31, 2018.

52	JPMORGAN ACCESS FUNDS	JUNE 30, 2018

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganaccessfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the Funds’ website at www.jpmorganaccessfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds website at www.jpmorganaccessfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganaccessfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. June 2018.	AN-ACCESS-618

Annual Report

J.P. Morgan Intrepid Funds

June 30, 2018

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Sustainable Equity Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy largely outpaced growth in other developed market nations during the twelve months ended June 30, 2018, and U.S. equity markets provided strong returns on the back of record corporate profits and historically low interest rates.

“Corporate earnings for the first and second quarters of 2018 reached record highs, with a sizeable majority of companies reporting better-than-expected results.” — George C.W. Gatch

During the first half of the reporting period, synchronized global economic growth helped the U.S. economy achieve its second-longest expansion on record. By the final months of 2017, U.S. unemployment had fallen to 4.1% and U.S. consumer confidence rose to its highest levels in nearly 17 years. Notably, U.S. equity prices climbed to record highs in every month from June through December and financial market volatility remained at historically low levels. In response to a tightening labor market and early signs of inflationary pressure, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2017.

In January 2018, U.S. equity prices continued to rise, aided somewhat by recently-enacted tax cut legislation. The Standard & Poor’s 500 Index (the “S&P 500”) reached fourteen record closing highs during the month, the last on January 26th.

Early February 2018 was marked by a sharp sell-off in both equities and bonds in the U.S., and the selling quickly spread to other financial markets. Stronger-than-expected economic data sparked investor fears of rapidly rising inflation and accelerated interest rate increases by the Fed. Over several days, the S&P 500 lost more than 10% of its value, a decline that was one of the fastest peak-to-trough drops in the history of the index. The sell-off in bonds led to a spike in yields on benchmark 10-year U.S. Treasury bonds that further roiled markets.

While U.S. equity prices had rebounded somewhat by the end of the reporting period, leading equity indexes never fully recovered. Financial market volatility rose sharply during the February sell-off and remained elevated through June 2018.

Meanwhile, the U.S. economy continued to expand in 2018, even as signs emerged of economic sluggishness in Europe and weakness in select emerging market nations. U.S. GDP rose 2.2% in the first quarter before jumping an estimated 4.1% in the second quarter, the largest increase in nearly four years. Corporate earnings for the first and second quarters of 2018 reached record levels, with a sizeable majority of companies reporting better-than-expected results. In response, the Fed raised interest rates again in March and June.

However, the U.S. imposition of import tariffs on billions of dollars’ worth of goods, and reciprocal trade sanctions from China and other leading U.S. trading partners, increasingly weighed on global financial markets in the first half of 2018. The economies of China, Japan, the European Union and the U.K. are more dependent on exports than the U.S., and the impact of a potentially escalating trade war on the global economy remained a concern among policy makers, economists and investors.

At the end of the reporting period, the world’s leading economies appeared to be on pace for continued, moderate growth. The outlook for corporate earnings remained positive amid tame inflationary pressure, historically low interest rates and buoyant consumer demand. While the Fed was further along in its monetary tightening cycle than its counterparts in other developed markets, the European Central Bank, the Bank of England and the Bank of Japan were all moving in some measure to reduce economic stimulus.

We believe that investors who hold a properly diversified portfolio and a long-term outlook may benefit from a largely positive environment for economic growth and financial markets. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	1

J.P. Morgan Intrepid Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

Global equity markets provided strong positive returns for the reporting period, with U.S. equities largely outperforming developed market and emerging market equities.

Overall, equity prices were supported by synchronized global growth, rising corporate profits and accommodative policies from leading central banks. While the U.S. Federal Reserve raised interest rates twice during the first half of 2018, interest rates remained relatively low by historical standards. The Standard & Poor’s 500 Index (the “S&P 500”) reached record high closings in every month from July 2017 through January 2018.

In early February 2018, both equity and bond prices fell sharply. The S&P 500 lost more than 10% of its value over nine trading sessions and yields on 10-year U.S. Treasury bonds, which serve as a benchmark for a broad range of financial assets, spiked higher. While equity markets rebounded somewhat in subsequent weeks, financial market volatility remained elevated through June 2018.

Overall, growth stocks generally outperformed value stocks and small cap stocks slightly outperformed large cap and mid cap stocks. For the twelve months ended June 30, 2018, the S&P 500 returned 14.37%.

Intrepid Investment Philosophy and Process

The JPMorgan Behavioral Finance Team employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting high quality, attractively valued stocks of companies that it believes have positive momentum characteristics, and looks to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

The Intrepid Sustainable Equity Fund also incorporates environmental, social and corporate governance (ESG) practices into its investment process. In managing the Fund, the adviser identifies companies that, in the adviser’s opinion, generally approach ESG practices in a thoughtful manner while also having attractive value, quality and momentum characteristics. The Fund seeks to invest in companies that, on a combined basis, appear attractive when considering all of these financial and sustainability characteristics.

During the reporting period, the Funds were managed and positioned in accordance with these investment philosophies and processes.

2	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	18.06%
S&P 500 Index	14.37%

Net Assets as of 6/30/2018 (In Thousands)	$4,050,543

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the energy and industrials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the information technology and consumer discretionary sectors was a leading detractor from relative performance.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Boeing Co. and Valero Energy Corp., and its underweight position in General Electric Co. Shares of Boeing, a commercial aircraft manufacturer, rose amid growth in new orders and continued earnings growth. Shares of Valero Energy, a petrochemicals manufacturer, rose after the company reported better-than-expected earnings for the first quarter of 2018. Shares of General Electric, an industrial conglomerate not held in the Fund, fell amid the company’s restructuring efforts and in June 2018, the stock was removed from the Dow Jones Industrial Average after 111 consecutive years on the index.

Leading individual detractors from the Fund’s relative performance included its overweight position in Ebay Inc., and its underweight positions in Amazon.com Inc. and Netflix.com Inc. Shares of eBay, an Internet marketplace provider, fell after the company reported lower-than-expected revenue for the first quarter of 2018 and issued a weaker-than-expected forecast. Shares of Amazon.com, an Internet retailer, rose with continued growth in sales, earnings and market share. Shares of Netflix, a provider of online entertainment, rose amid growth in subscriptions and revenue.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.3%
2.	Boeing Co. (The)	2.7
3.	Apple, Inc.	2.7
4.	Anthem, Inc.	2.2
5.	Humana, Inc.	2.2
6.	Bank of America Corp.	2.1
7.	Caterpillar, Inc.	2.1
8.	Valero Energy Corp.	2.0
9.	Citigroup, Inc.	1.9
10.	Applied Materials, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	25.8%
Financials	13.8
Health Care	13.6
Consumer Discretionary	12.6
Industrials	9.3
Consumer Staples	6.3
Energy	6.3
Materials	2.6
Real Estate	2.5
Utilities	2.4
Telecommunication Services	2.3
Short-Term Investments	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		11.62%	11.67%	8.84%
Without Sales Charge		17.80	12.88	9.42
CLASS C SHARES	February 19, 2005
With CDSC**		16.17	12.32	8.88
Without CDSC		17.17	12.32	8.88
CLASS I SHARES	February 28, 2003	18.06	13.19	9.71
CLASS R2 SHARES	November 3, 2008	17.50	12.61	9.17
CLASS R5 SHARES	May 15, 2006	18.26	13.39	9.92
CLASS R6 SHARES	November 2, 2015	18.38	13.46	9.95

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid America Fund, the S&P 500 Index, the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	22.47%
Russell 1000 Growth Index	22.51%

Net Assets as of 6/30/2018 (In Thousands)	$1,169,594

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the consumer discretionary and real estate sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and energy sectors was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included the Fund’s underweight positions in Netflix.com Inc. and Amazon.com Inc. and its overweight position in Ebay Inc. Shares of Netflix, a provider of online entertainment, rose amid growth in subscriptions and revenue. Shares of Amazon.com, an Internet retailer, rose with continued growth in sales, earnings and market share. Shares of eBay, an Internet marketplace provider, fell after the company reported lower-than-expected revenue for the first quarter of 2018 and issued a weaker-than-expected forecast.

Leading individual contributors to relative performance included the Fund’s overweight positions in Boeing Co., Align Technology Inc. and VMware Inc. Shares of Boeing, a commercial aircraft manufacturer, rose amid growth in new orders and continued earnings growth. Shares of Align Technology, a maker of dental devices, rose after the company raised its revenue growth target and increased its share repurchase program. Shares of VMware, a provider of data cloud software, rose after the company reported strong growth in quarterly earnings and revenue in 2017 and 2018.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.8%
2.	Apple, Inc.	5.6
3.	Amazon.com, Inc.	4.4
4.	Visa, Inc., Class A	3.4
5.	Boeing Co. (The)	3.3
6.	Amgen, Inc.	2.2
7.	Humana, Inc.	2.2
8.	Caterpillar, Inc.	2.1
9.	Applied Materials, Inc.	2.0
10.	VMware, Inc., Class A	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	41.3%
Consumer Discretionary	17.5
Health Care	12.7
Industrials	11.0
Consumer Staples	5.4
Financials	3.2
Real Estate	2.2
Energy	2.0
Materials	1.6
Others (each less than 1.0%)	0.7
Short-Term Investments	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		15.75%	14.36%	10.37%
Without Sales Charge		22.16	15.60	10.97
CLASS C SHARES	February 19, 2005
With CDSC**		20.55	15.03	10.42
Without CDSC		21.55	15.03	10.42
CLASS I SHARES	February 28, 2003	22.47	15.90	11.25
CLASS R2 SHARES	November 3, 2008	21.84	15.32	10.70
CLASS R5 SHARES	May 15, 2006	22.66	16.12	11.47
CLASS R6 SHARES	November 2, 2015	22.78	16.15	11.49

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, the Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	11.47%
Russell Midcap Index	12.33%

Net Assets as of 6/30/2018 (In Thousands)	$816,523

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the software & services sector and the health services & systems sector was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the finance and utilities sectors was a leading positive contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Xerox Corp., Berry Global Group Inc. and Copa Holdings SA. Shares of Xerox, a maker of copiers and other imaging products, fell after the company called off its proposed merger with Fujifilm Holdings Corp. Shares of Berry Global Group, a packaging and specialty materials manufacturer, fell after the company reported lower-than-expected earnings for its fiscal second quarter amid lower volumes in its engineered materials business. Shares of Copa Holdings, an airline based in Panama, fell on investor concerns about rising fuel prices and the negative impact of a stronger U.S. dollar during the reporting period.

Leading individual contributors to relative performance included the Fund’s overweight positions in NRG Energy Inc., LPL Financial Holdings Inc., and MSCI Inc. Shares of NRG Energy, an electric utility, rose after the company unveiled plans to sell off assets to cut recurring costs and reduce debt. Shares of LPL Financial Holdings, a brokerage and financial advisory services provider, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2018. Shares of MSCI, a provider of financial market indexes and analytics, rose as the company benefitted from growth in its market share in the passive investment and analytics businesses.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Urban Outfitters, Inc.	2.1%
2.	Vistra Energy Corp.	2.0
3.	LPL Financial Holdings, Inc.	1.9
4.	Jacobs Engineering Group, Inc.	1.8
5.	Equinix, Inc.	1.5
6.	DXC Technology Co.	1.4
7.	Popular, Inc. (Puerto Rico)	1.4
8.	Ingersoll-Rand plc	1.4
9.	NRG Energy, Inc.	1.4
10.	Marvell Technology Group Ltd.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.8%
Industrials	15.2
Financials	13.4
Consumer Discretionary	11.6
Health Care	9.2
Real Estate	8.8
Utilities	6.0
Materials	5.2
Energy	4.8
Consumer Staples	4.2
Telecommunication Services	0.9
Short-Term Investments	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge*		5.32%	10.01%	8.44%
Without Sales Charge		11.18	11.20	9.03
CLASS C SHARES	March 22, 1999
With CDSC**		9.63	10.53	8.35
Without CDSC		10.63	10.53	8.35
CLASS I SHARES	June 1, 1991	11.47	11.47	9.30
CLASS R3 SHARES	September 9, 2016	11.22	11.20	9.03
CLASS R4 SHARES	September 9, 2016	11.46	11.46	9.30
CLASS R6 SHARES	November 2, 2015	11.73	11.62	9.38

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to those of Class A Shares.

Returns for Class R4 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown for Class I Shares because Class R4 Shares have similar expenses to Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

JPMorgan Intrepid Sustainable Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	12.16%
S&P 500 Index	14.37%

Net Assets as of 6/30/2018 (In Thousands)	$21,946

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Sustainable Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the consumer discretionary and the consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s underweight position in the real estate sector and its security selection in the utilities sector were leading contributors to relative performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight position in Amazon.com Inc. and its overweight positions in Oracle Corp. and Walgreens Boots Alliance Inc. Shares of Amazon.com, an Internet retailer not held in the Fund, rose with continued growth in sales, earnings and market share. Shares of Oracle, a database software provider, fell after the company reported weak growth in its cloud computing business. Shares of Walgreens Boots Alliance, a retail and wholesale pharmacy chain, fell amid investor concerns that its wholesale pharmacy business would lose market share to Amazon.com Inc.

Leading individual contributors to performance relative to the Benchmark included the Fund’s underweight position in General Electric Co. and its overweight positions in Keurig Dr. Pepper Inc. and Humana Inc. Shares of General Electric, an industrial conglomerate not held in the Fund, fell amid the company’s restructuring efforts and in June 2018 the stock was removed from the Dow Jones Industrial Average after 111 consecutive years on the index. Shares of Keurig Dr. Pepper, a soft drinks maker, rose ahead of its acquisition by Keurig Co. in January 2018. Shares of Humana, a health insurance provider, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2018.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	6.3%
2.	Microsoft Corp.	5.9
3.	Citigroup, Inc.	3.4
4.	Cisco Systems, Inc.	2.6
5.	Home Depot, Inc. (The)	2.5
6.	Humana, Inc.	2.5
7.	Verizon Communications, Inc.	2.4
8.	PepsiCo, Inc.	2.2
9.	Bank of America Corp.	2.1
10.	Lowe’s Cos., Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.8%
Financials	14.7
Consumer Discretionary	12.2
Health Care	12.1
Consumer Staples	7.3
Energy	7.0
Industrials	5.4
Telecommunication Services	4.3
Utilities	2.9
Materials	2.2
Real Estate	0.7
Short-Term Investments	4.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Sustainable Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		6.01%	11.17%	8.56%
Without Sales Charge		11.88	12.38	9.14
CLASS C SHARES	February 19, 2005
With CDSC**		10.32	11.81	8.60
Without CDSC		11.32	11.81	8.60
CLASS I SHARES	February 28, 2003	12.16	12.66	9.42

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Sustainable Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	13.65%
Russell 1000 Value Index	6.77%

Net Assets as of 6/30/2018 (In Thousands)	$1,097,863

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the energy and industrials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials and real estate sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Boeing Co. and Valero Energy Co. and its underweight position in General Electric Co. Shares of Boeing, a commercial aircraft manufacturer not held in the Benchmark, rose amid growth in new orders and continued earnings growth. Shares of Valero Energy, a petrochemicals manufacturer, rose after the company reported better-than-expected earnings for the first quarter of 2018. Shares of General Electric, an industrial conglomerate not held in the Fund, fell amid the company’s restructuring efforts and in June 2018, the stock was removed from the Dow Jones Industrial Average after 111 consecutive years on the index.

Leading individual detractors from relative performance included the Fund’s overweight positions in Allergan PLC and Assured Guaranty Ltd., and its underweight position in Intel Corp. Shares of Allergan, a drug maker, fell after the company lost its legal battle to protect its dry eye medication from competition by generic formulations of the drug. Shares of Assured Guaranty, a bond insurer, fell amid investor concerns about a potential default on bonds issued by Puerto Rico. Shares of Intel, a semiconductor maker not held by the Fund, rose amid gains in the broader semiconductor sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.6%
2.	Citigroup, Inc.	3.2
3.	ConocoPhillips	2.6
4.	Valero Energy Corp.	2.2
5.	Travelers Cos., Inc. (The)	2.1
6.	Humana, Inc.	2.1
7.	Boeing Co. (The)	2.0
8.	Pfizer, Inc.	2.0
9.	Amgen, Inc.	2.0
10.	Verizon Communications, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.2%
Health Care	13.3
Energy	10.8
Consumer Discretionary	10.4
Information Technology	10.2
Industrials	7.3
Consumer Staples	7.0
Real Estate	4.6
Utilities	4.6
Materials	3.2
Telecommunication Services	2.0
Short-Term Investments	4.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		7.43%	9.18%	7.80%
Without Sales Charge		13.39	10.36	8.38
CLASS C SHARES	February 19, 2005
With CDSC**		11.84	9.81	7.85
Without CDSC		12.84	9.81	7.85
CLASS I SHARES	February 28, 2003	13.65	10.54	8.58
CLASS R2 SHARES	November 3, 2008	13.08	10.07	8.12
CLASS R5 SHARES	May 15, 2006	13.84	10.76	8.79
CLASS R6 SHARES	November 30, 2010	13.90	10.82	8.84

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.8%
Aerospace & Defense — 2.7%
Boeing Co. (The)	330	110,819

Air Freight & Logistics — 0.1%
Expeditors International of Washington, Inc.	32	2,317

Airlines — 1.2%
Copa Holdings SA, Class A (Panama)	221	20,920
Delta Air Lines, Inc.	560	27,745

		48,665

Automobiles — 0.9%
General Motors Co.	924	36,390

Banks — 5.7%
Bank of America Corp.	3,101	87,415
Citigroup, Inc.	1,179	78,865
Comerica, Inc.	300	27,267
Fifth Third Bancorp	348	9,973
Regions Financial Corp.	1,648	29,296

		232,816

Beverages — 1.2%
PepsiCo, Inc.	456	49,667

Biotechnology — 4.9%
AbbVie, Inc.	525	48,604
Amgen, Inc.	391	72,257
Gilead Sciences, Inc.	832	58,917
Vertex Pharmaceuticals, Inc.*	106	18,084

		197,862

Capital Markets — 3.7%
Ameriprise Financial, Inc.	149	20,786
Moody’s Corp.	155	26,488
Morgan Stanley	198	9,399
MSCI, Inc.	190	31,432
S&P Global, Inc.	299	60,861

		148,966

Chemicals — 0.8%
CF Industries Holdings, Inc.	146	6,483
Huntsman Corp.	886	25,877

		32,360

Communications Equipment — 2.0%
Cisco Systems, Inc.	825	35,517
F5 Networks, Inc.*	137	23,608
Palo Alto Networks, Inc.*	113	23,280

		82,405

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — 0.3%
EMCOR Group, Inc.	149	11,320

Consumer Finance — 0.7%
Credit Acceptance Corp.*	84	29,624

Diversified Telecommunication Services — 2.3%
AT&T, Inc.	1,875	60,190
Verizon Communications, Inc.	649	32,646

		92,836

Electric Utilities — 0.9%
NextEra Energy, Inc.	225	37,515

Equity Real Estate Investment Trusts (REITs) — 1.7%
American Tower Corp.	283	40,858
Prologis, Inc.	61	4,020
SBA Communications Corp.*	153	25,263

		70,141

Food & Staples Retailing — 1.3%
Walmart, Inc.	606	51,930

Food Products — 2.5%
Archer-Daniels-Midland Co.	688	31,527
General Mills, Inc.	188	8,303
Ingredion, Inc.	179	19,815
Pilgrim’s Pride Corp.*	785	15,800
Post Holdings, Inc.*	310	26,632

		102,077

Health Care Equipment & Supplies — 1.5%
Baxter International, Inc.	806	59,530

Health Care Providers & Services — 6.6%
Anthem, Inc.	369	87,833
Centene Corp.*	172	21,242
Express Scripts Holding Co.*	58	4,509
HCA Healthcare, Inc.	159	16,313
Humana, Inc.	294	87,444
Molina Healthcare, Inc.*	324	31,713
WellCare Health Plans, Inc.*	79	19,525

		268,579

Hotels, Restaurants & Leisure — 1.9%
Hilton Worldwide Holdings, Inc.	385	30,453
Hyatt Hotels Corp., Class A	289	22,304
Las Vegas Sands Corp.	322	24,557

		77,314

Household Durables — 0.8%
PulteGroup, Inc.	1,059	30,438

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Products — 0.5%
Energizer Holdings, Inc.	306	19,234

Independent Power and Renewable Electricity Producers — 1.5%
NRG Energy, Inc.	953	29,266
Vistra Energy Corp.*	1,384	32,755

		62,021

Insurance — 3.6%
Allstate Corp. (The)	362	33,012
First American Financial Corp.	346	17,885
Lincoln National Corp.	225	14,031
Progressive Corp. (The)	649	38,388
Travelers Cos., Inc. (The)	337	41,168

		144,484

Internet & Direct Marketing Retail — 2.2%
Amazon.com, Inc.*	43	73,771
Netflix, Inc.*	37	14,366

		88,137

Internet Software & Services — 4.4%
Alphabet, Inc., Class A*	17	19,196
Alphabet, Inc., Class C*	28	31,350
eBay, Inc.*	2,097	76,052
Facebook, Inc., Class A*	71	13,855
IAC/InterActiveCorp*	27	4,132
VeriSign, Inc.*	234	32,184

		176,769

IT Services — 2.6%
DXC Technology Co.	385	31,023
Perspecta, Inc.	163	3,349
Teradata Corp.*	394	15,807
Visa, Inc., Class A	419	55,497

		105,676

Life Sciences Tools & Services — 0.3%
Waters Corp.*	61	11,790

Machinery — 3.1%
Caterpillar, Inc.	618	83,871
Deere & Co.	307	42,975

		126,846

Media — 1.6%
Comcast Corp., Class A	545	17,895
News Corp., Class A	1,550	24,028
World Wrestling Entertainment, Inc., Class A	321	23,390

		65,313

INVESTMENTS	SHARES (000)	VALUE ($000)

Metals & Mining — 1.8%
Alcoa Corp.*	575	26,961
Freeport-McMoRan, Inc.	1,513	26,114
Newmont Mining Corp.	529	19,956

		73,031

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Chimera Investment Corp.	233	4,250

Multiline Retail — 2.3%
Kohl’s Corp.	453	33,038
Target Corp.	766	58,285

		91,323

Oil, Gas & Consumable Fuels — 6.3%
Chevron Corp.	231	29,243
ConocoPhillips	639	44,508
HollyFrontier Corp.	456	31,225
Marathon Petroleum Corp.	458	32,119
PBF Energy, Inc., Class A	708	29,682
Peabody Energy Corp.	206	9,365
Valero Energy Corp.	729	80,828

		256,970

Personal Products — 0.9%
Herbalife Nutrition Ltd.*	624	33,527
Nu Skin Enterprises, Inc., Class A	12	943

		34,470

Pharmaceuticals — 0.3%
Bristol-Myers Squibb Co.	125	6,928
Pfizer, Inc.	200	7,260

		14,188

Professional Services — 0.7%
Robert Half International, Inc.	464	30,174

Real Estate Management & Development — 0.8%
CBRE Group, Inc., Class A*	694	33,138

Road & Rail — 0.5%
Avis Budget Group, Inc.*	446	14,485
Union Pacific Corp.	28	3,925

		18,410

Semiconductors & Semiconductor Equipment — 4.3%
Applied Materials, Inc.	1,669	77,068
First Solar, Inc.*	343	18,052
Lam Research Corp.	320	55,277
Teradyne, Inc.	622	23,691

		174,088

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Software — 8.0%
Citrix Systems, Inc.*	148	15,475
Fortinet, Inc.*	364	22,743
Microsoft Corp.	1,788	176,275
Oracle Corp.	751	33,102
VMware, Inc., Class A*	511	75,072

		322,667

Specialty Retail — 2.3%
American Eagle Outfitters, Inc.	1,346	31,304
Best Buy Co., Inc.	406	30,294
Urban Outfitters, Inc.*	721	32,125

		93,723

Technology Hardware, Storage & Peripherals — 4.6%
Apple, Inc.	587	108,697
HP, Inc.	1,970	44,690
NetApp, Inc.	407	31,938

		185,325

Textiles, Apparel & Luxury Goods — 0.7%
Michael Kors Holdings Ltd.*	445	29,604

Trading Companies & Distributors — 0.7%
United Rentals, Inc.*	197	29,081

Total Common Stocks (Cost $3,064,545)		3,964,283

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.5%
Investment Companies — 2.5%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (b) (Cost $99,912)	99,912	99,912

Total Investments — 100.3% (Cost $3,164,457)		4,064,195
Liabilities in Excess of Other Assets — (0.3%)		(13,652)

NET ASSETS — 100.0%		$4,050,543

Percentages indicated are based on net assets.

Futures contracts outstanding as of June 30, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	604	09/2018	USD	82,192	(257)

					(257)

Abbreviations
USD	United States Dollar
(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.7%
Aerospace & Defense — 3.3%
Boeing Co. (The)	115	38,517

Air Freight & Logistics — 0.3%
Expeditors International of Washington, Inc.	53	3,904

Airlines — 1.6%
American Airlines Group, Inc.	71	2,676
Copa Holdings SA, Class A (Panama)	72	6,794
Delta Air Lines, Inc.	178	8,798

		18,268

Auto Components — 0.4%
Lear Corp.	28	5,184

Automobiles — 0.1%
General Motors Co.	25	973

Banks — 0.4%
Comerica, Inc.	53	4,783

Beverages — 1.7%
PepsiCo, Inc.	179	19,520

Biotechnology — 4.3%
AbbVie, Inc.	76	7,069
Amgen, Inc.	140	25,869
Gilead Sciences, Inc.	127	8,990
Vertex Pharmaceuticals, Inc.*	51	8,685

		50,613

Capital Markets — 0.9%
Moody’s Corp.	6	938
MSCI, Inc.	56	9,330

		10,268

Chemicals — 0.7%
CF Industries Holdings, Inc.	140	6,194
Westlake Chemical Corp.	18	1,905

		8,099

Communications Equipment — 1.7%
F5 Networks, Inc.*	56	9,709
Palo Alto Networks, Inc.*	47	9,595

		19,304

Construction & Engineering — 0.3%
EMCOR Group, Inc.	50	3,824

Consumer Finance — 1.1%
Credit Acceptance Corp.*	24	8,514
FirstCash, Inc.	51	4,618

		13,132

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Telecommunication Services — 0.4%
Verizon Communications, Inc.	98	4,905

Equity Real Estate Investment Trusts (REITs) — 1.4%
American Tower Corp.	63	9,054
SBA Communications Corp.*	46	7,513

		16,567

Food & Staples Retailing — 1.0%
Walgreens Boots Alliance, Inc.	52	3,097
Walmart, Inc.	100	8,531

		11,628

Food Products — 2.1%
General Mills, Inc.	209	9,246
Pilgrim’s Pride Corp.*	254	5,111
Post Holdings, Inc.*	120	10,331

		24,688

Health Care Equipment & Supplies — 2.6%
Align Technology, Inc.*	29	9,751
Baxter International, Inc.	165	12,147
Haemonetics Corp.*	50	4,520
IDEXX Laboratories, Inc.*	9	1,896
Varian Medical Systems, Inc.*	17	1,899

		30,213

Health Care Providers & Services — 5.1%
Anthem, Inc.	72	17,019
Humana, Inc.	87	25,804
Molina Healthcare, Inc.*	97	9,520
WellCare Health Plans, Inc.*	30	7,363

		59,706

Health Care Technology — 0.2%
Veeva Systems, Inc., Class A*	35	2,690

Hotels, Restaurants & Leisure — 2.7%
Hilton Worldwide Holdings, Inc.	110	8,731
Hyatt Hotels Corp., Class A	85	6,550
Las Vegas Sands Corp.	129	9,881
Marriott International, Inc., Class A	50	6,267

		31,429

Household Durables — 1.3%
NVR, Inc.*	2	7,129
PulteGroup, Inc.	261	7,501

		14,630

Independent Power and Renewable Electricity Producers — 0.3%
NRG Energy, Inc.	132	4,043

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — 0.8%
Allstate Corp. (The)	10	940
First American Financial Corp.	96	4,975
Lincoln National Corp.	23	1,407
Progressive Corp. (The)	25	1,467

		8,789

Internet & Direct Marketing Retail — 5.5%
Amazon.com, Inc.*	31	51,844
Netflix, Inc.*	31	11,939

		63,783

Internet Software & Services — 9.1%
Alphabet, Inc., Class A*	17	19,648
Alphabet, Inc., Class C*	19	21,086
eBay, Inc.*	509	18,463
Facebook, Inc., Class A*	108	20,967
GoDaddy, Inc., Class A*	143	10,096
IAC/InterActiveCorp*	45	6,847
VeriSign, Inc.*	70	9,647

		106,754

IT Services — 5.0%
DXC Technology Co.	112	9,004
Mastercard, Inc., Class A	21	4,127
Perspecta, Inc.	46	943
Teradata Corp.*	114	4,557
Visa, Inc., Class A	299	39,576

		58,207

Life Sciences Tools & Services — 0.5%
Waters Corp.*	31	6,001

Machinery — 3.5%
Caterpillar, Inc.	182	24,637
Deere & Co.	116	16,273

		40,910

Media — 1.6%
Live Nation Entertainment, Inc.*	182	8,850
News Corp., Class A	215	3,326
Sirius XM Holdings, Inc.	1,037	7,020

		19,196

Metals & Mining — 0.9%
Alcoa Corp.*	104	4,871
Freeport-McMoRan, Inc.	308	5,313

		10,184

INVESTMENTS	SHARES (000)	VALUE ($000)

Multiline Retail — 2.5%
Kohl’s Corp.	135	9,812
Macy’s, Inc.	151	5,637
Target Corp.	188	14,288

		29,737

Oil, Gas & Consumable Fuels — 2.0%
Marathon Petroleum Corp.	18	1,228
PBF Energy, Inc., Class A	64	2,662
Peabody Energy Corp.	170	7,727
Valero Energy Corp.	110	12,136

		23,753

Personal Products — 0.6%
Nu Skin Enterprises, Inc., Class A	94	7,351

Professional Services — 0.8%
Robert Half International, Inc.	135	8,808

Real Estate Management & Development — 0.7%
CBRE Group, Inc., Class A*	182	8,665

Road & Rail — 0.5%
Avis Budget Group, Inc.*	135	4,371
Union Pacific Corp.	8	1,134

		5,505

Semiconductors & Semiconductor Equipment — 4.5%
Applied Materials, Inc.	516	23,848
Lam Research Corp.	106	18,236
Maxim Integrated Products, Inc.	41	2,393
Teradyne, Inc.	217	8,276

		52,753

Software — 14.2%
Adobe Systems, Inc.*	82	19,895
Citrix Systems, Inc.*	87	9,090
Fortinet, Inc.*	158	9,870
Microsoft Corp.	806	79,485
Oracle Corp.	207	9,134
Red Hat, Inc.*	48	6,409
Splunk, Inc.*	10	1,001
Tableau Software, Inc., Class A*	33	3,196
Take-Two Interactive Software, Inc.*	44	5,232
VMware, Inc., Class A*	153	22,486

		165,798

Specialty Retail — 2.9%
American Eagle Outfitters, Inc.	390	9,074
Best Buy Co., Inc.	130	9,718

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
Burlington Stores, Inc.*	39	5,931
Urban Outfitters, Inc.*	203	9,048

		33,771

Technology Hardware, Storage & Peripherals — 6.9%
Apple, Inc.	351	64,964
HP, Inc.	196	4,441
NetApp, Inc.	129	10,130
Pure Storage, Inc., Class A*	58	1,373

		80,908

Textiles, Apparel & Luxury Goods — 0.5%
Michael Kors Holdings Ltd.*	89	5,901

Trading Companies & Distributors — 0.8%
United Rentals, Inc.*	63	9,344

Total Common Stocks (Cost $784,912)		1,143,006

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.4%
Investment Companies — 2.4%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (b) (Cost $27,874)	27,874	27,874

Total Investments — 100.1% (Cost $812,786)		1,170,880
Liabilities in Excess of Other Assets — (0.1%)		(1,286)

NET ASSETS — 100.0%		$1,169,594

Percentages indicated are based on net assets.

Futures contracts outstanding as of June 30, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	185	09/2018	USD	25,175	(139)

					(139)

Abbreviations
USD	United States Dollar
(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.5%
Aerospace & Defense — 3.2%
HEICO Corp., Class A	122	7,436
Huntington Ingalls Industries, Inc.	39	8,480
L3 Technologies, Inc.	21	4,096
Spirit AeroSystems Holdings, Inc., Class A	43	3,660
Teledyne Technologies, Inc.*	11	2,190

		25,862

Air Freight & Logistics — 0.1%
CH Robinson Worldwide, Inc.	14	1,205

Airlines — 0.5%
Copa Holdings SA, Class A (Panama)	40	3,785

Auto Components — 0.5%
Lear Corp.	21	3,828

Banks — 4.8%
Citizens Financial Group, Inc.	23	875
East West Bancorp, Inc.	34	2,230
KeyCorp	140	2,744
Popular, Inc. (Puerto Rico)	259	11,723
Regions Financial Corp.	611	10,865
SVB Financial Group*	13	3,783
Synovus Financial Corp.	133	7,000

		39,220

Biotechnology — 1.8%
Alkermes plc*	60	2,453
Alnylam Pharmaceuticals, Inc.*	23	2,236
BioMarin Pharmaceutical, Inc.*	34	3,231
Exelixis, Inc.*	78	1,668
Incyte Corp.*	45	2,995
TESARO, Inc.*	50	2,210

		14,793

Capital Markets — 3.9%
E*TRADE Financial Corp.*	13	801
Lazard Ltd., Class A	28	1,384
LPL Financial Holdings, Inc.	240	15,726
MSCI, Inc.	61	10,141
Raymond James Financial, Inc.	40	3,601

		31,653

Chemicals — 1.5%
Cabot Corp.	121	7,499
Eastman Chemical Co.	5	460
Huntsman Corp.	158	4,616

		12,575

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 1.5%
KAR Auction Services, Inc.	202	11,059
Stericycle, Inc.*	24	1,554

		12,613

Communications Equipment — 1.3%
ARRIS International plc*	215	5,256
F5 Networks, Inc.*	29	5,018

		10,274

Construction & Engineering — 3.0%
AECOM*	267	8,819
Fluor Corp.	18	883
Jacobs Engineering Group, Inc.	237	15,034

		24,736

Consumer Finance — 0.4%
Discover Financial Services	11	775
Synchrony Financial	78	2,617

		3,392

Containers & Packaging — 1.9%
Avery Dennison Corp.	37	3,727
Berry Global Group, Inc.*	231	10,603
WestRock Co.	15	844

		15,174

Diversified Consumer Services — 0.6%
ServiceMaster Global Holdings, Inc.*	88	5,245

Diversified Telecommunication Services — 0.9%
CenturyLink, Inc.	378	7,042

Electric Utilities — 0.8%
Evergy, Inc.	22	1,209
FirstEnergy Corp.	128	4,607
Pinnacle West Capital Corp.	4	339

		6,155

Electrical Equipment — 0.7%
GrafTech International Ltd.	122	2,196
Regal Beloit Corp.	44	3,583

		5,779

Electronic Equipment, Instruments & Components — 1.3%
CDW Corp.	17	1,365
Jabil, Inc.	322	8,907

		10,272

Energy Equipment & Services — 0.3%
Baker Hughes a GE Co.	64	2,107

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — 8.5%
Alexandria Real Estate Equities, Inc.	10	1,237
American Homes 4 Rent, Class A	82	1,825
Apple Hospitality REIT, Inc.	226	4,046
Brixmor Property Group, Inc.	33	577
CoreSite Realty Corp.	4	421
Corporate Office Properties Trust	96	2,795
Crown Castle International Corp.	11	1,175
DCT Industrial Trust, Inc.	4	254
Digital Realty Trust, Inc.	15	1,696
Douglas Emmett, Inc.	18	711
Equinix, Inc.	28	11,994
Equity Commonwealth*	131	4,122
Equity LifeStyle Properties, Inc.	26	2,417
Host Hotels & Resorts, Inc.	103	2,166
Hudson Pacific Properties, Inc.	139	4,939
Invitation Homes, Inc.	191	4,398
Liberty Property Trust	25	1,099
Life Storage, Inc.	5	526
Mid-America Apartment Communities, Inc.	12	1,255
Prologis, Inc.	90	5,925
Regency Centers Corp.	25	1,527
Retail Properties of America, Inc., Class A	154	1,964
SBA Communications Corp.*	38	6,225
Sun Communities, Inc.	24	2,349
Weyerhaeuser Co.	107	3,909

		69,552

Food Products — 3.2%
Archer-Daniels-Midland Co.	34	1,572
Bunge Ltd.	15	1,060
Ingredion, Inc.	77	8,468
Pilgrim’s Pride Corp.*	255	5,127
Tyson Foods, Inc., Class A	143	9,825

		26,052

Gas Utilities — 0.9%
National Fuel Gas Co.	18	964
UGI Corp.	127	6,615

		7,579

Health Care Equipment & Supplies — 3.3%
Hill-Rom Holdings, Inc.	105	9,136
Hologic, Inc.*	120	4,778
STERIS plc	4	462
Teleflex, Inc.	7	1,931
Zimmer Biomet Holdings, Inc.	95	10,531

		26,838

INVESTMENTS	SHARES (000)		VALUE ($000)

Health Care Providers & Services — 3.4%
AmerisourceBergen Corp.	89		7,615
Cardinal Health, Inc.	77		3,770
Centene Corp.*	43		5,298
MEDNAX, Inc.*	17		727
Premier, Inc., Class A*	177		6,446
WellCare Health Plans, Inc.*	16		4,026

			27,882

Hotels, Restaurants & Leisure — 2.4%
Chipotle Mexican Grill, Inc.*	4		1,682
Extended Stay America, Inc.	436		9,413
Hilton Grand Vacations, Inc.*	33		1,142
Hyatt Hotels Corp., Class A	72		5,539
Wynn Resorts Ltd.	9		1,523

			19,299

Household Durables — 0.2%
NVR, Inc.*	—	(a)	1,337

Independent Power and Renewable Electricity Producers — 3.4%
NRG Energy, Inc.	368		11,301
Vistra Energy Corp.*	709		16,775

			28,076

Insurance — 4.2%
American Financial Group, Inc.	43		4,626
American National Insurance Co.	3		359
Arch Capital Group Ltd.*	28		734
Aspen Insurance Holdings Ltd. (Bermuda)	19		773
Assurant, Inc.	19		1,961
Assured Guaranty Ltd.	28		1,008
Everest Re Group Ltd.	17		3,872
First American Financial Corp.	92		4,743
FNF Group	30		1,115
Hanover Insurance Group, Inc. (The)	41		4,914
Hartford Financial Services Group, Inc. (The)	26		1,319
Lincoln National Corp.	18		1,096
Old Republic International Corp.	26		518
Progressive Corp. (The)	125		7,411

			34,449

Internet & Direct Marketing Retail — 0.2%
Qurate Retail, Inc.*	74		1,568

Internet Software & Services — 1.0%
Dropbox, Inc., Class A*	41		1,313
Twitter, Inc.*	164		7,166

			8,479

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
IT Services — 5.4%
Black Knight, Inc.*	90	4,810
Conduent, Inc.*	259	4,710
DXC Technology Co.	147	11,858
Fidelity National Information Services, Inc.	31	3,287
Genpact Ltd.	25	726
Leidos Holdings, Inc.	24	1,398
Sabre Corp.	103	2,533
Teradata Corp.*	21	855
Total System Services, Inc.	67	5,637
Worldpay, Inc.*	107	8,710

		44,524

Machinery — 3.6%
Crane Co.	83	6,659
Gardner Denver Holdings, Inc.*	110	3,224
Ingersoll-Rand plc	126	11,333
WABCO Holdings, Inc.*	68	7,945

		29,161

Media — 1.5%
Discovery, Inc., Class C*	432	11,011
Viacom, Inc., Class B	49	1,490

		12,501

Metals & Mining — 1.8%
Alcoa Corp.*	19	877
Freeport-McMoRan, Inc.	75	1,293
Reliance Steel & Aluminum Co.	8	691
Steel Dynamics, Inc.	198	9,089
United States Steel Corp.	88	3,061

		15,011

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Chimera Investment Corp.	42	762

Multiline Retail — 1.1%
Dollar General Corp.	54	5,305
Kohl’s Corp.	56	4,068

		9,373

Multi-Utilities — 0.9%
Ameren Corp.	25	1,546
CenterPoint Energy, Inc.	66	1,837
CMS Energy Corp.	62	2,945
MDU Resources Group, Inc.	26	740

		7,068

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 4.6%
Andeavor	33	4,342
Cimarex Energy Co.	6	636
Devon Energy Corp.	59	2,580
EQT Corp.	5	268
Marathon Oil Corp.	504	10,518
Marathon Petroleum Corp.	65	4,546
Murphy Oil Corp.	31	1,030
Noble Energy, Inc.	5	159
ONEOK, Inc.	35	2,430
PBF Energy, Inc., Class A	114	4,780
QEP Resources, Inc.*	69	840
Valero Energy Corp.	19	2,084
Williams Cos., Inc. (The)	48	1,296
WPX Energy, Inc.*	107	1,931

		37,440

Personal Products — 1.1%
Herbalife Nutrition Ltd.*	126	6,742
Nu Skin Enterprises, Inc., Class A	25	1,916

		8,658

Pharmaceuticals — 0.7%
Mylan NV*	110	3,961
Nektar Therapeutics*	29	1,406
Perrigo Co. plc	8	591

		5,958

Professional Services — 2.0%
ManpowerGroup, Inc.	108	9,311
TransUnion	96	6,849

		16,160

Real Estate Management & Development — 0.4%
CBRE Group, Inc., Class A*	62	2,941

Road & Rail — 0.2%
Landstar System, Inc.	15	1,616

Semiconductors & Semiconductor Equipment — 3.7%
First Solar, Inc.*	87	4,560
KLA-Tencor Corp.	29	2,974
Lam Research Corp.	28	4,857
Marvell Technology Group Ltd.	522	11,188
ON Semiconductor Corp.*	291	6,468
Teradyne, Inc.	9	350

		30,397

Software — 5.0%
Activision Blizzard, Inc.	41	3,099

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Software — continued
CA, Inc.	191	6,795
Citrix Systems, Inc.*	69	7,181
Dell Technologies, Inc. Class V, Class V*	43	3,612
SS&C Technologies Holdings, Inc.	116	6,031
Symantec Corp.	255	5,259
Take-Two Interactive Software, Inc.*	75	8,841

		40,818

Specialty Retail — 3.4%
Best Buy Co., Inc.	141	10,545
Urban Outfitters, Inc.*	378	16,849

		27,394

Technology Hardware, Storage & Peripherals — 2.1%
NCR Corp.*	94	2,806
Western Digital Corp.	103	7,934
Xerox Corp.	281	6,733

		17,473

Textiles, Apparel & Luxury Goods — 1.8%
Columbia Sportswear Co.	80	7,354
Michael Kors Holdings Ltd.*	108	7,213

		14,567

Trading Companies & Distributors — 0.4%
HD Supply Holdings, Inc.*	83	3,538

Total Common Stocks (Cost $639,638)		812,181

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.9%
Investment Companies — 0.9%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (b) (c) (Cost $7,288)	7,288	7,288

Total Investments — 100.4% (Cost $646,926)		819,469
Liabilities in Excess of Other Assets — (0.4%)		(2,946)

NET ASSETS — 100.0%		$816,523

Percentages indicated are based on net assets.

Futures contracts outstanding as of June 30, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P Midcap 400 E-Mini Index	15	09/2018	USD	2,934	(33)

					(33)

Abbreviations
REIT	Real Estate Investment Trust
USD	United States Dollar
(a)	Amount rounds to less than one thousand.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

JPMorgan Intrepid Sustainable Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.7%
Aerospace & Defense — 1.0%
Raytheon Co.	1	212

Airlines — 2.1%
Delta Air Lines, Inc.	5	237
Southwest Airlines Co.	4	214

		451

Banks — 8.8%
Bank of America Corp.	17	471
Citigroup, Inc.	11	743
PNC Financial Services Group, Inc. (The)	3	428
Wells Fargo & Co.	5	279

		1,921

Beverages — 2.7%
Molson Coors Brewing Co., Class B	2	108
PepsiCo, Inc.	4	478

		586

Biotechnology — 5.1%
Amgen, Inc.	2	282
Biogen, Inc.*	1	289
Celgene Corp.*	2	146
Gilead Sciences, Inc.	6	409

		1,126

Capital Markets — 2.1%
Bank of New York Mellon Corp. (The)	5	258
Northern Trust Corp.	2	213

		471

Chemicals — 1.5%
DowDuPont, Inc.	3	200
International Flavors & Fragrances, Inc.	1	120

		320

Communications Equipment — 2.6%
Cisco Systems, Inc.	13	567

Consumer Finance — 0.9%
American Express Co.	2	202

Containers & Packaging — 0.7%
Ball Corp.	4	152

Diversified Telecommunication Services — 4.3%
AT&T, Inc.	13	409
Verizon Communications, Inc.	11	531

		940

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 1.9%
American Electric Power Co., Inc.	2	158
NextEra Energy, Inc.	2	268

		426

Energy Equipment & Services — 4.5%
Baker Hughes a GE Co.	5	160
Halliburton Co.	2	110
National Oilwell Varco, Inc.	7	285
Schlumberger Ltd.	3	221
TechnipFMC plc (United Kingdom)	7	208

		984

Equity Real Estate Investment Trusts (REITs) — 0.7%
Prologis, Inc.	3	164

Food & Staples Retailing — 1.3%
Walgreens Boots Alliance, Inc.	5	293

Food Products — 0.9%
Mondelez International, Inc., Class A	5	192

Health Care Equipment & Supplies — 0.8%
Becton Dickinson and Co.	1	175

Health Care Providers & Services — 4.8%
Anthem, Inc.	1	322
Cigna Corp.	1	190
Humana, Inc.	2	548

		1,060

Hotels, Restaurants & Leisure — 1.7%
Dunkin’ Brands Group, Inc.	3	178
Hilton Worldwide Holdings, Inc.	3	205

		383

Household Products — 1.5%
Procter & Gamble Co. (The)	4	323

Insurance — 2.9%
Allstate Corp. (The)	3	240
Hartford Financial Services Group, Inc. (The)	4	199
Travelers Cos., Inc. (The)	2	199

		638

IT Services — 4.1%
Accenture plc, Class A	2	301
DXC Technology Co.	3	211
Perspecta, Inc.	1	27
Visa, Inc., Class A	3	362

		901

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Sustainable Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — (continued)
Life Sciences Tools & Services — 0.8%
Waters Corp.*	1	178

Media — 3.3%
Comcast Corp., Class A	5	154
Sirius XM Holdings, Inc.	39	263
Walt Disney Co. (The)	3	297

		714

Multiline Retail — 0.9%
Target Corp.	3	208

Multi-Utilities — 0.9%
WEC Energy Group, Inc.	3	207

Oil, Gas & Consumable Fuels — 2.5%
Phillips 66	2	251
Valero Energy Corp.	3	300

		551

Pharmaceuticals — 0.6%
Bristol-Myers Squibb Co.	2	124

Professional Services — 0.7%
ManpowerGroup, Inc.	2	142

Road & Rail — 0.8%
CSX Corp.	3	178

Semiconductors & Semiconductor Equipment — 1.8%
First Solar, Inc.*	2	106
Lam Research Corp.	2	297

		403

Software — 9.4%
Autodesk, Inc.*	3	398
Microsoft Corp.	13	1,296
Oracle Corp.	8	358

		2,052

Specialty Retail — 5.3%
Home Depot, Inc. (The)	3	558
Lowe’s Cos., Inc.	5	430
Tractor Supply Co.	2	166

		1,154

Technology Hardware, Storage & Peripherals — 8.9%
Apple, Inc.	8	1,389
Hewlett Packard Enterprise Co.	10	140
HP, Inc.	6	137
NetApp, Inc.	4	298

		1,964

INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — 1.0%
VF Corp.	3	209

Tobacco — 1.0%
Philip Morris International, Inc.	3	217

Trading Companies & Distributors — 0.9%
United Rentals, Inc.*	1	193

Total Common Stocks (Cost $16,201)		20,981

Short-Term Investments — 4.4%
Investment Companies — 4.4%
JPMorgan U.S. Government Money Market Fund Class Institutional Class Shares, 1.80% (a) (b) (Cost $976)	976	976

Total Investments — 100.1% (Cost $17,177)		21,957
Liabilities in Excess of Other Assets — (0.1%)		(11)

NET ASSETS — 100.0%		$21,946

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.2%
Aerospace & Defense — 2.0%
Boeing Co. (The)	66	22,177

Airlines — 1.4%
Copa Holdings SA, Class A (Panama)	49	4,637
Delta Air Lines, Inc.	208	10,314

		14,951

Automobiles — 1.5%
General Motors Co.	423	16,654

Banks — 11.1%
Bank of America Corp.	1,414	39,847
CIT Group, Inc.	157	7,899
Citigroup, Inc.	515	34,476
Citizens Financial Group, Inc.	203	7,908
Comerica, Inc.	57	5,146
Fifth Third Bancorp	252	7,241
M&T Bank Corp.	48	8,184
PNC Financial Services Group, Inc. (The)	25	3,361
Regions Financial Corp.	444	7,893

		121,955

Beverages — 1.2%
PepsiCo, Inc.	125	13,620

Biotechnology — 4.3%
AbbVie, Inc.	167	15,445
Amgen, Inc.	119	21,900
Gilead Sciences, Inc.	146	10,343

		47,688

Capital Markets — 2.6%
Ameriprise Financial, Inc.	49	6,896
Goldman Sachs Group, Inc. (The)	41	9,076
Morgan Stanley	15	711
MSCI, Inc.	49	8,106
S&P Global, Inc.	16	3,222

		28,011

Chemicals — 0.7%
Huntsman Corp.	260	7,580

Communications Equipment — 1.1%
Cisco Systems, Inc.	284	12,203

Construction & Engineering — 0.4%
EMCOR Group, Inc.	52	3,931

Consumer Finance — 1.6%
Capital One Financial Corp.	10	937
Credit Acceptance Corp.*	25	8,680

INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Finance — continued
Discover Financial Services	106	7,471

		17,088

Diversified Telecommunication Services — 2.0%
Verizon Communications, Inc.	429	21,568

Electric Utilities — 1.0%
Edison International	11	677
NextEra Energy, Inc.	60	9,955

		10,632

Equity Real Estate Investment Trusts (REITs) — 3.1%
GEO Group, Inc. (The)	116	3,200
Hospitality Properties Trust	97	2,778
Life Storage, Inc.	55	5,342
Piedmont Office Realty Trust, Inc., Class A	321	6,404
SBA Communications Corp.*	44	7,249
SL Green Realty Corp.	86	8,615

		33,588

Food & Staples Retailing — 1.8%
Walgreens Boots Alliance, Inc.	23	1,405
Walmart, Inc.	217	18,603

		20,008

Food Products — 1.8%
Archer-Daniels-Midland Co.	180	8,254
Conagra Brands, Inc.	188	6,721
Pilgrim’s Pride Corp.*	231	4,644

		19,619

Health Care Providers & Services — 6.9%
Anthem, Inc.	59	14,044
Express Scripts Holding Co.*	216	16,670
HCA Healthcare, Inc.	45	4,627
Humana, Inc.	77	22,888
McKesson Corp.	15	1,934
Molina Healthcare, Inc.*	63	6,161
WellCare Health Plans, Inc.*	39	9,603

		75,927

Hotels, Restaurants & Leisure — 1.7%
Dunkin’ Brands Group, Inc.	124	8,592
Hilton Worldwide Holdings, Inc.	101	8,027
Hyatt Hotels Corp., Class A	26	2,006

		18,625

Household Durables — 0.6%
Toll Brothers, Inc.	185	6,839

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Products — 1.0%
Energizer Holdings, Inc.	110	6,907
Procter & Gamble Co. (The)	59	4,566

		11,473

Independent Power and Renewable Electricity Producers — 2.3%
AES Corp.	577	7,735
NRG Energy, Inc.	268	8,237
Vistra Energy Corp.*	382	9,031

		25,003

Insurance — 6.2%
Allstate Corp. (The)	195	17,789
First American Financial Corp.	18	926
Lincoln National Corp.	101	6,256
MetLife, Inc.	49	2,149
Primerica, Inc.	57	5,717
Prudential Financial, Inc.	24	2,197
Torchmark Corp.	67	5,479
Travelers Cos., Inc. (The)	190	23,294
Willis Towers Watson plc	25	3,775

		67,582

Internet Software & Services — 0.8%
VeriSign, Inc.*	65	8,960

IT Services — 1.8%
DXC Technology Co.	87	6,989
International Business Machines Corp.	65	9,136
Perspecta, Inc.	43	891
Teradata Corp.*	56	2,228

		19,244

Machinery — 1.9%
Caterpillar, Inc.	136	18,451
Deere & Co.	19	2,712

		21,163

Media — 4.3%
CBS Corp. (Non-Voting), Class B	41	2,299
Charter Communications, Inc., Class A*	40	11,670
Comcast Corp., Class A	374	12,261
Sirius XM Holdings, Inc.	1,298	8,785
Walt Disney Co. (The)	118	12,326

		47,341

Metals & Mining — 1.9%
Alcoa Corp.*	63	2,935
Freeport-McMoRan, Inc.	467	8,065

INVESTMENTS	SHARES (000)	VALUE ($000)

Metals & Mining — continued
Newmont Mining Corp.	41	1,535
Steel Dynamics, Inc.	178	8,165

		20,700

Mortgage Real Estate Investment Trusts (REITs) — 0.7%
Chimera Investment Corp.	411	7,506

Multi-Utilities — 1.3%
CenterPoint Energy, Inc.	286	7,936
MDU Resources Group, Inc.	222	6,379

		14,315

Oil, Gas & Consumable Fuels — 10.7%
Chevron Corp.	153	19,401
ConocoPhillips	408	28,419
Devon Energy Corp.	162	7,117
HollyFrontier Corp.	91	6,248
Marathon Oil Corp.	79	1,640
Marathon Petroleum Corp.	296	20,795
Occidental Petroleum Corp.	62	5,188
PBF Energy, Inc., Class A	49	2,063
Peabody Energy Corp.	73	3,329
Valero Energy Corp.	214	23,673

		117,873

Paper & Forest Products — 0.6%
Domtar Corp.	134	6,411

Personal Products — 0.8%
Herbalife Nutrition Ltd.*	166	8,934
Nu Skin Enterprises, Inc., Class A	3	249

		9,183

Pharmaceuticals — 2.0%
Pfizer, Inc.	608	22,055

Professional Services — 0.7%
Robert Half International, Inc.	117	7,591

Real Estate Management & Development — 1.5%
CBRE Group, Inc., Class A*	186	8,875
Jones Lang LaSalle, Inc.	48	7,918

		16,793

Road & Rail — 0.2%
Avis Budget Group, Inc.*	60	1,940

Semiconductors & Semiconductor Equipment — 3.5%
Applied Materials, Inc.	368	17,003
First Solar, Inc.*	120	6,330
Lam Research Corp.	60	10,336

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
Teradyne, Inc.	136	5,158

		38,827

Software — 0.7%
VMware, Inc., Class A*	52	7,687

Specialty Retail — 1.6%
Best Buy Co., Inc.	38	2,827
Burlington Stores, Inc.*	19	2,920
O’Reilly Automotive, Inc.*	10	2,626
Urban Outfitters, Inc.*	196	8,714

		17,087

Technology Hardware, Storage & Peripherals — 2.3%
HP, Inc.	534	12,116
NetApp, Inc.	114	8,945
Seagate Technology plc	71	4,004

		25,065

Textiles, Apparel & Luxury Goods — 0.6%
Michael Kors Holdings Ltd.*	107	7,140

Tobacco — 0.3%
Philip Morris International, Inc.	40	3,213

Trading Companies & Distributors — 0.7%
United Rentals, Inc.*	53	7,883

Total Common Stocks (Cost $846,237)		1,044,699

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 4.3%
Investment Companies — 4.3%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (b) (Cost $47,528)	47,528	47,528

Total Investments — 99.5% (Cost $893,765)		1,092,227
Other Assets Less Liabilities — 0.5%		5,636

NET ASSETS — 100.0%		$1,097,863

Percentages indicated are based on net assets.

Futures contracts outstanding as of June 30, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	377	09/2018	USD	51,302	(878)

					(878)

Abbreviations
USD	United States Dollar
(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018

(Amounts in thousands, except per share amounts)

	JPMorgan Intrepid America Fund	JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$3,964,283	$1,143,006	$812,181
Investments in affiliates, at value	99,912	27,874	7,288
Deposits at broker for futures contracts	3,636	1,120	380
Receivables:
Investment securities sold	3,866	829	603
Fund shares sold	4,435	2,188	1,047
Dividends from non-affiliates	2,073	357	880
Dividends from affiliates	68	23	17
Variation margin on futures contracts	63	19	3

Total Assets	4,078,336	1,175,416	822,399

LIABILITIES:
Payables:
Investment securities purchased	26,107	3,505	3,892
Fund shares redeemed	317	1,797	1,233
Accrued liabilities:
Investment advisory fees	1,028	305	387
Administration fees	63	—	17
Distribution fees	74	63	108
Service fees	92	93	129
Custodian and accounting fees	20	9	6
Audit fees	20	20	24
Printing and mailing cost	26	15	22
Legal fees	4	1	1
Registration fees	8	1	13
Other	34	13	44

Total Liabilities	27,793	5,822	5,876

Net Assets	$4,050,543	$1,169,594	$816,523

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

	JPMorgan Intrepid America Fund	JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Mid Cap Fund
NET ASSETS:
Paid-in-Capital	$2,808,640	$733,285	$561,640
Accumulated undistributed (distributions in excess of) net investment income	21,226	4,093	1,461
Accumulated net realized gains (losses)	321,196	74,261	80,912
Net unrealized appreciation (depreciation)	899,481	357,955	172,510

Total Net Assets	$4,050,543	$1,169,594	$816,523

Net Assets:
Class A	$342,761	$104,167	$314,171
Class C	4,698	37,416	62,925
Class I	95,252	196,798	296,876
Class R2	2,239	40,763	—
Class R3	—	—	13,823
Class R4	—	—	1,157
Class R5	5,718	201,539	—
Class R6	3,599,875	588,911	127,571

Total	$4,050,543	$1,169,594	$816,523

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	8,352	1,763	13,801
Class C	115	645	3,273
Class I	2,256	3,278	12,364
Class R2	56	703	—
Class R3	—	—	609
Class R4	—	—	48
Class R5	136	3,397	—
Class R6	86,873	9,928	5,306

Net Asset Value (a):
Class A — Redemption price per share	$41.04	$59.09	$22.76
Class C — Offering price per share (b)	40.76	58.00	19.23
Class I — Offering and redemption price per share	42.22	60.04	24.01
Class R2 — Offering and redemption price per share	40.14	57.95	—
Class R3 — Offering and redemption price per share	—	—	22.70
Class R4 — Offering and redemption price per share	—	—	23.95
Class R5 — Offering and redemption price per share	42.11	59.32	—
Class R6 — Offering and redemption price per share	41.44	59.32	24.04
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$43.31	$62.36	$24.02

Cost of investments in non-affiliates	$3,064,545	$784,912	$639,638
Cost of investments in affiliates	99,912	27,874	7,288

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Intrepid Sustainable Equity Fund		JPMorgan Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$20,981		$1,044,699
Investments in affiliates, at value	976		47,528
Deposits at broker for futures contracts	—		2,035
Receivables:
Investment securities sold	—		3,645
Fund shares sold	27		1,236
Dividends from non-affiliates	13		847
Dividends from affiliates	1		52
Variation margin on futures contracts	—		37
Due from adviser	3		—

Total Assets	22,001		1,100,079

LIABILITIES:
Payables:
Due to custodian	—		—	(a)
Investment securities purchased	—		615
Fund shares redeemed	—	(a)	864
Accrued liabilities:
Investment advisory fees	—		257
Administration fees	—		12
Distribution fees	4		36
Service fees	—		190
Custodian and accounting fees	5		8
Audit fees	20		21
Printing and mailing cost	5		84
Legal fees	11		1
Registration fees	8		30
Other	2		98

Total Liabilities	55		2,216

Net Assets	$21,946		$1,097,863

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

	JPMorgan Intrepid Sustainable Equity Fund	JPMorgan Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$16,049	$825,448
Accumulated undistributed (distributions in excess of) net investment income	95	376
Accumulated net realized gains (losses)	1,022	74,455
Net unrealized appreciation (depreciation)	4,780	197,584

Total Net Assets	$21,946	$1,097,863

Net Assets:
Class A	$9,497	$86,400
Class C	3,277	23,686
Class I	9,172	772,556
Class R2	—	5,781
Class R5	—	90,714
Class R6	—	118,726

Total	$21,946	$1,097,863

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	230	2,502
Class C	81	695
Class I	221	22,260
Class R2	—	169
Class R5	—	2,607
Class R6	—	3,411

Net Asset Value (a):
Class A — Redemption price per share	$41.28	$34.53
Class C — Offering price per share (b)	40.44	34.06
Class I — Offering and redemption price per share	41.56	34.71
Class R2 — Offering and redemption price per share	—	34.26
Class R5 — Offering and redemption price per share	—	34.80
Class R6 — Offering and redemption price per share	—	34.80
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$43.57	$36.44

Cost of investments in non-affiliates	$16,201	$846,237
Cost of investments in affiliates	976	47,528

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2018

(Amounts in thousands)

	JPMorgan Intrepid America Fund	JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Mid Cap Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$— (a)	$— (a)
Dividend income from non-affiliates	76,287	14,319	16,148
Dividend income from affiliates	980	279	200
Non-cash dividend income from non-affiliates	4,508	—	—

Total investment income	81,775	14,598	16,348

EXPENSES:
Investment advisory fees	16,528	5,688	5,954
Administration fees	3,358	925	744
Distribution fees:
Class A	405	261	805
Class C	51	297	539
Class R2	13	77	—
Class R3	—	—	32
Service fees:
Class A	405	261	805
Class C	17	99	179
Class I	251	471	764
Class R2	6	38	—
Class R3	—	—	32
Class R4	—	—	1
Class R5	5	212	—
Custodian and accounting fees	117	43	39
Professional fees	97	63	65
Trustees’ and Chief Compliance Officer’s fees	36	29	28
Printing and mailing costs	73	22	88
Registration and filing fees	94	88	123
Transfer agency fees (See Note 2.D.)	56	30	88
Other	69	24	24

Total expenses	21,581	8,628	10,310

Less fees waived	(4,365)	(2,803)	(1,291)
Less expense reimbursements	(19)	(1)	(3)

Net expenses	17,197	5,824	9,016

Net investment income (loss)	64,578	8,774	7,332

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	406,727	134,203	102,190
Futures contracts	9,720	2,260	517

Net realized gain (loss)	416,447	136,463	102,707

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	233,480	82,098	(9,603)
Futures contracts	(210)	(67)	(47)

Change in net unrealized appreciation/depreciation	233,270	82,031	(9,650)

Net realized/unrealized gains (losses)	649,717	218,494	93,057

Change in net assets resulting from operations	$714,295	$227,268	$100,389

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

	JPMorgan Intrepid Sustainable Equity Fund	JPMorgan Intrepid Value Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$1
Dividend income from non-affiliates	466	23,727
Dividend income from affiliates	7	284
Non-cash dividend income from non-affiliates	—	1,474

Total investment income	473	25,486

EXPENSES:
Investment advisory fees	103	4,402
Administration fees	17	894
Distribution fees:
Class A	23	233
Class C	32	218
Class R2	—	83
Service fees:
Class A	23	233
Class C	10	73
Class I	18	1,847
Class R2	—	41
Class R5	—	90
Custodian and accounting fees	24	39
Professional fees	59	66
Trustees’ and Chief Compliance Officer’s fees	25	29
Printing and mailing costs	7	81
Registration and filing fees	45	111
Transfer agency fees (See Note 2.D.)	5	68
Other	5	27

Total expenses	396	8,535

Less fees waived	(172)	(1,736)
Less expense reimbursements	(36)	(13)

Net expenses	188	6,786

Net investment income (loss)	285	18,700

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,537	124,763
Futures contracts	—	2,970

Net realized gain (loss)	1,537	127,733

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	343	(7,073)
Futures contracts	—	(830)

Change in net unrealized appreciation/depreciation	343	(7,903)

Net realized/unrealized gains (losses)	1,880	119,830

Change in net assets resulting from operations	$2,165	$138,530

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Intrepid America Fund		JPMorgan Intrepid Growth Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$64,578	$49,592	$8,774	$8,495
Net realized gain (loss)	416,447	384,294	136,463	94,266
Change in net unrealized appreciation/depreciation	233,270	169,242	82,031	93,909

Change in net assets resulting from operations	714,295	603,128	227,268	196,670

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,172)	(398)	(505)	(532)
From net realized gains	(9,595)	(1,471)	—	—
Class C
From net investment income	—	(34)	—	(40)
From net realized gains	(491)	(311)	—	—
Class I
From net investment income	(610)	(2,317)	(1,170)	(1,415)
From net realized gains	(6,861)	(5,697)	—	—
Class R2
From net investment income	(15)	(20)	(12)	(27)
From net realized gains	(242)	(104)	—	—
Class R5
From net investment income	(71)	(49)	(1,822)	(1,807)
From net realized gains	(468)	(100)	—	—
Class R6
From net investment income	(64,689)	(49,652)	(5,125)	(5,624)
From net realized gains	(402,574)	(94,209)	—	—

Total distributions to shareholders	(486,788)	(154,362)	(8,634)	(9,445)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(259,821)	(32,461)	(68,163)	(156,325)

NET ASSETS:
Change in net assets	(32,314)	416,305	150,471	30,900
Beginning of period	4,082,857	3,666,552	1,019,123	988,223

End of period	$4,050,543	$4,082,857	$1,169,594	$1,019,123

Accumulated undistributed (distributions in excess of) net investment income	$21,226	$23,487	$4,093	$4,113

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

	JPMorgan Intrepid Mid Cap Fund		JPMorgan Intrepid Sustainable Equity Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,332	$5,449	$285	$129
Net realized gain (loss)	102,707	67,839	1,537	2,415
Change in net unrealized appreciation/depreciation	(9,650)	61,410	343	662

Change in net assets resulting from operations	100,389	134,698	2,165	3,206

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,004)	(1,163)	(109)	(79)
From net realized gains	(23,010)	(64)	(484)	—
Class C
From net investment income	(32)	(111)	(18)	(21)
From net realized gains	(5,654)	(20)	(208)	—
Class I
From net investment income	(2,355)	(1,250)	(102)	(47)
From net realized gains	(20,208)	(51)	(379)	—
Class R3 (a)
From net investment income	(103)	— (b)	—	—
From net realized gains	(935)	— (b)	—	—
Class R4 (a)
From net investment income	(1)	— (b)	—	—
From net realized gains	(8)	— (b)	—	—
Class R6
From net investment income	(2,366)	(1,834)	—	—
From net realized gains	(14,905)	(59)	—	—

Total distributions to shareholders	(71,581)	(4,552)	(1,300)	(147)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(102,024)	(205,002)	3,037	(4,054)

NET ASSETS:
Change in net assets	(73,216)	(74,856)	3,902	(995)
Beginning of period	889,739	964,595	18,044	19,039

End of period	$816,523	$889,739	$21,946	$18,044

Accumulated undistributed (distributions in excess of) net investment income	$1,461	$1,455	$95	$57

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Intrepid Mid Cap Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Value Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$18,700	$20,561
Net realized gain (loss)	127,733	154,933
Change in net unrealized appreciation/depreciation	(7,903)	21,719

Change in net assets resulting from operations	138,530	197,213

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,401)	(1,822)
From net realized gains	(13,008)	(976)
Class C
From net investment income	(343)	(427)
From net realized gains	(3,459)	(328)
Class I
From net investment income	(12,174)	(14,704)
From net realized gains	(91,343)	(6,865)
Class R2
From net investment income	(234)	(251)
From net realized gains	(2,692)	(158)
Class R5
From net investment income	(1,696)	(1,707)
From net realized gains	(11,535)	(727)
Class R6
From net investment income	(2,924)	(1,965)
From net realized gains	(21,060)	(845)

Total distributions to shareholders	(161,869)	(30,775)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(111,642)	(630,829)

NET ASSETS:
Change in net assets	(134,981)	(464,391)
Beginning of period	1,232,844	1,697,235

End of period	$1,097,863	$1,232,844

Accumulated undistributed (distributions in excess of) net investment income	$376	$985

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

	JPMorgan Intrepid America Fund		JPMorgan Intrepid Growth Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$355,797	$5,999	$30,048	$27,666
Distributions reinvested	10,595	1,826	308	357
Cost of shares redeemed	(75,779)	(21,894)	(36,549)	(45,136)

Change in net assets resulting from Class A capital transactions	$290,613	$(14,069)	$(6,193)	$(17,113)

Class C
Proceeds from shares issued	$268	$430	$5,393	$4,411
Distributions reinvested	458	319	—	29
Cost of shares redeemed	(7,072)	(4,382)	(18,709)	(18,954)

Change in net assets resulting from Class C capital transactions	$(6,346)	$(3,633)	$(13,316)	$(14,514)

Class I
Proceeds from shares issued	$56,178	$34,005	$25,110	$46,031
Distributions reinvested	7,177	1,830	1,069	1,050
Cost of shares redeemed	(192,805)	(93,190)	(49,004)	(46,388)

Change in net assets resulting from Class I capital transactions	$(129,450)	$(57,355)	$(22,825)	$693

Class R2
Proceeds from shares issued	$443	$786	$42,516	$1,831
Distributions reinvested	91	61	3	6
Cost of shares redeemed	(1,855)	(2,478)	(8,188)	(1,672)

Change in net assets resulting from Class R2 capital transactions	$(1,321)	$(1,631)	$34,331	$165

Class R5
Proceeds from shares issued	$1,187	$1,408	$37,471	$26,918
Distributions reinvested	334	80	1,534	1,528
Cost of shares redeemed	(752)	(1,205)	(69,349)	(75,964)

Change in net assets resulting from Class R5 capital transactions	$769	$283	$(30,344)	$(47,518)

Class R6
Proceeds from shares issued	$269,386	$168,666	$137,691	$17,417
Distributions reinvested	467,260	143,577	5,125	5,624
Cost of shares redeemed	(1,150,732)	(268,299)	(172,632)	(101,079)

Change in net assets resulting from Class R6 capital transactions	$(414,086)	$43,944	$(29,816)	$(78,038)

Total change in net assets resulting from capital transactions	$(259,821)	$(32,461)	$(68,163)	$(156,325)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid America Fund		JPMorgan Intrepid Growth Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	8,663	163	539	630
Reinvested	265	49	6	8
Redeemed	(1,851)	(586)	(647)	(1,016)

Change in Class A Shares	7,077	(374)	(102)	(378)

Class C
Issued	6	11	99	101
Reinvested	12	9	—	1
Redeemed	(170)	(120)	(351)	(434)

Change in Class C Shares	(152)	(100)	(252)	(332)

Class I
Issued	1,331	897	442	1,020
Reinvested	175	48	19	24
Redeemed	(4,665)	(2,482)	(898)	(1,023)

Change in Class I Shares	(3,159)	(1,537)	(437)	21

Class R2
Issued	12	21	738	43
Reinvested	2	2	— (a)	— (a)
Redeemed	(47)	(69)	(146)	(38)

Change in Class R2 Shares	(33)	(46)	592	5

Class R5
Issued	29	37	664	602
Reinvested	8	2	27	35
Redeemed	(18)	(32)	(1,235)	(1,762)

Change in Class R5 Shares	19	7	(544)	(1,125)

Class R6
Issued	6,583	4,471	2,543	367
Reinvested	11,580	3,844	91	129
Redeemed	(27,858)	(7,129)	(3,065)	(2,190)

Change in Class R6 Shares	(9,695)	1,186	(431)	(1,694)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

	JPMorgan Intrepid Mid Cap Fund		JPMorgan Intrepid Sustainable Equity Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$64,235	$81,290	$2,195	$997
Distributions reinvested	22,481	1,110	573	79
Cost of shares redeemed	(86,519)	(131,036)	(1,593)	(3,288)

Change in net assets resulting from Class A capital transactions	$197	$(48,636)	$1,175	$(2,212)

Class C
Proceeds from shares issued	$6,057	$14,601	$273	$287
Distributions reinvested	4,798	103	209	21
Cost of shares redeemed	(31,724)	(33,172)	(2,534)	(2,328)

Change in net assets resulting from Class C capital transactions	$(20,869)	$(18,468)	$(2,052)	$(2,020)

Class I
Proceeds from shares issued	$76,578	$143,668	$4,981	$1,296
Distributions reinvested	19,557	1,101	463	31
Cost of shares redeemed	(120,847)	(130,084)	(1,530)	(1,149)

Change in net assets resulting from Class I capital transactions	$(24,712)	$14,685	$3,914	$178

Class R3 (a)
Proceeds from shares issued	$6,268	$9,663	$—	$—
Distributions reinvested	989	— (b)	—	—
Cost of shares redeemed	(2,523)	(869)	—	—

Change in net assets resulting from Class R3 capital transactions	$4,734	$8,794	$—	$—

Class R4 (a)
Proceeds from shares issued	$1,277	$20	$—	$—
Distributions reinvested	9	— (b)	—	—
Cost of shares redeemed	(105)	—	—	—

Change in net assets resulting from Class R4 capital transactions	$1,181	$20	$—	$—

Class R6
Proceeds from shares issued	$69,523	$12,224	$—	$—
Distributions reinvested	17,215	1,889	—	—
Cost of shares redeemed	(149,293)	(175,510)	—	—

Change in net assets resulting from Class R6 capital transactions	$(62,555)	$(161,397)	$—	$—

Total change in net assets resulting from capital transactions	$(102,024)	$(205,002)	$3,037	$(4,054)

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Intrepid Mid Cap Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Mid Cap Fund		JPMorgan Intrepid Sustainable Equity Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	2,794	3,903	53	27
Reinvested	1,000	53	14	2
Redeemed	(3,785)	(6,167)	(39)	(91)

Change in Class A Shares	9	(2,211)	28	(62)

Class C
Issued	313	814	6	8
Reinvested	253	6	5	1
Redeemed	(1,618)	(1,823)	(62)	(66)

Change in Class C Shares	(1,052)	(1,003)	(51)	(57)

Class I
Issued	3,189	6,474	119	34
Reinvested	824	50	11	1
Redeemed	(5,013)	(5,834)	(36)	(32)

Change in Class I Shares	(1,000)	690	94	3

Class R3 (a)
Issued	275	441	—	—
Reinvested	44	— (b)	—	—
Redeemed	(111)	(40)	—	—

Change in Class R3 Shares	208	401	—	—

Class R4 (a)
Issued	51	1	—	—
Reinvested	— (b)	— (b)	—	—
Redeemed	(4)	—	—	—

Change in Class R4 Shares	47	1	—	—

Class R6
Issued	2,860	548	—	—
Reinvested	724	87	—	—
Redeemed	(6,187)	(7,657)	—	—

Change in Class R6 Shares	(2,603)	(7,022)	—	—

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Intrepid Mid Cap Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

	JPMorgan Intrepid Value Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$19,635	$20,073
Distributions reinvested	13,421	2,584
Cost of shares redeemed	(40,025)	(186,659)

Change in net assets resulting from Class A capital transactions	$(6,969)	$(164,002)

Class C
Proceeds from shares issued	$1,990	$1,926
Distributions reinvested	3,617	698
Cost of shares redeemed	(17,911)	(14,665)

Change in net assets resulting from Class C capital transactions	$(12,304)	$(12,041)

Class I
Proceeds from shares issued	$195,675	$206,583
Distributions reinvested	102,090	19,832
Cost of shares redeemed	(396,689)	(678,570)

Change in net assets resulting from Class I capital transactions	$(98,924)	$(452,155)

Class R2
Proceeds from shares issued	$7,759	$6,817
Distributions reinvested	2,532	347
Cost of shares redeemed	(23,607)	(7,671)

Change in net assets resulting from Class R2 capital transactions	$(13,316)	$(507)

Class R5
Proceeds from shares issued	$16,647	$14,877
Distributions reinvested	13,231	2,434
Cost of shares redeemed	(23,522)	(28,444)

Change in net assets resulting from Class R5 capital transactions	$6,356	$(11,133)

Class R6
Proceeds from shares issued	$63,524	$34,643
Distributions reinvested	23,588	2,810
Cost of shares redeemed	(73,597)	(28,444)

Change in net assets resulting from Class R6 capital transactions	$13,515	$9,009

Total change in net assets resulting from capital transactions	$(111,642)	$(630,829)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Value Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	536	602
Reinvested	392	76
Redeemed	(1,124)	(5,697)

Change in Class A Shares	(196)	(5,019)

Class C
Issued	57	57
Reinvested	107	21
Redeemed	(493)	(440)

Change in Class C Shares	(329)	(362)

Class I
Issued	5,456	6,068
Reinvested	2,964	576
Redeemed	(11,003)	(20,858)

Change in Class I Shares	(2,583)	(14,214)

Class R2
Issued	220	203
Reinvested	74	10
Redeemed	(683)	(226)

Change in Class R2 Shares	(389)	(13)

Class R5
Issued	463	438
Reinvested	383	71
Redeemed	(647)	(826)

Change in Class R5 Shares	199	(317)

Class R6
Issued	1,778	1,044
Reinvested	683	81
Redeemed	(2,083)	(837)

Change in Class R6 Shares	378	288

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid America Fund
Class A
Year Ended June 30, 2018	$39.06	$0.35	$6.41	$6.76	$(0.48)	$(4.30)	$(4.78)
Year Ended June 30, 2017	34.75	0.28	5.30	5.58	(0.27)	(1.00)	(1.27)
Year Ended June 30, 2016	38.08	0.34	(1.15)	(0.81)	(0.27)	(2.25)	(2.52)
Year Ended June 30, 2015	37.28	0.44	2.57	3.01	(0.38)	(1.83)	(2.21)
Year Ended June 30, 2014	29.76	0.30	7.49	7.79	(0.27)	—	(0.27)

Class C
Year Ended June 30, 2018	38.59	0.25	6.22	6.47	—	(4.30)	(4.30)
Year Ended June 30, 2017	34.37	0.09	5.24	5.33	(0.11)	(1.00)	(1.11)
Year Ended June 30, 2016	37.74	0.18	(1.15)	(0.97)	(0.15)	(2.25)	(2.40)
Year Ended June 30, 2015	36.99	0.22	2.57	2.79	(0.21)	(1.83)	(2.04)
Year Ended June 30, 2014	29.53	0.13	7.42	7.55	(0.09)	—	(0.09)

Class I
Year Ended June 30, 2018	39.87	0.66	6.35	7.01	(0.36)	(4.30)	(4.66)
Year Ended June 30, 2017	35.48	0.39	5.41	5.80	(0.41)	(1.00)	(1.41)
Year Ended June 30, 2016	38.49	0.39	(1.09)	(0.70)	(0.06)	(2.25)	(2.31)
Year Ended June 30, 2015	37.61	0.53	2.61	3.14	(0.43)	(1.83)	(2.26)
Year Ended June 30, 2014	30.00	0.38	7.56	7.94	(0.33)	—	(0.33)

Class R2
Year Ended June 30, 2018	38.18	0.36	6.14	6.50	(0.24)	(4.30)	(4.54)
Year Ended June 30, 2017	34.01	0.19	5.17	5.36	(0.19)	(1.00)	(1.19)
Year Ended June 30, 2016	37.45	0.27	(1.15)	(0.88)	(0.31)	(2.25)	(2.56)
Year Ended June 30, 2015	36.82	0.33	2.55	2.88	(0.42)	(1.83)	(2.25)
Year Ended June 30, 2014	29.43	0.21	7.40	7.61	(0.22)	—	(0.22)

Class R5
Year Ended June 30, 2018	39.91	0.62	6.47	7.09	(0.59)	(4.30)	(4.89)
Year Ended June 30, 2017	35.53	0.46	5.40	5.86	(0.48)	(1.00)	(1.48)
Year Ended June 30, 2016	38.41	0.41	(1.04)	(0.63)	—	(2.25)	(2.25)
Year Ended June 30, 2015	37.54	0.60	2.61	3.21	(0.51)	(1.83)	(2.34)
Year Ended June 30, 2014	29.94	0.46	7.54	8.00	(0.40)	—	(0.40)

Class R6
Year Ended June 30, 2018	39.34	0.66	6.37	7.03	(0.63)	(4.30)	(4.93)
Year Ended June 30, 2017	35.03	0.49	5.33	5.82	(0.51)	(1.00)	(1.51)
November 2, 2015 (f) through June 30, 2016	39.15	0.41	(1.77)	(1.36)	(0.51)	(2.25)	(2.76)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$41.04	17.77%	$342,761	0.86%	0.85%	1.01%	80%
39.06	16.27	49,774	1.03	0.76	1.08	95
34.75	(2.08)	57,303	1.04	0.96	1.15	70
38.08	8.27	184,225	1.03	1.16	1.11	49
37.28	26.26	97,155	1.04	0.90	1.05	67

40.76	17.17	4,698	1.42	0.63	1.51	80
38.59	15.69	10,306	1.53	0.25	1.57	95
34.37	(2.55)	12,599	1.54	0.50	1.62	70
37.74	7.72	14,978	1.53	0.58	1.56	49
36.99	25.62	8,774	1.54	0.39	1.55	67

42.22	18.06	95,252	0.66	1.59	0.75	80
39.87	16.58	215,888	0.76	1.03	0.77	95
35.48	(1.77)	246,679	0.74	1.04	0.75	70
38.49	8.56	1,492,209	0.75	1.37	0.76	49
37.61	26.56	1,514,180	0.79	1.14	0.80	67

40.14	17.47	2,239	1.15	0.90	1.26	80
38.18	15.98	3,394	1.27	0.52	1.41	95
34.01	(2.30)	4,584	1.29	0.78	1.46	70
37.45	8.01	2,923	1.28	0.88	1.35	49
36.82	25.93	166	1.29	0.64	1.30	67

42.11	18.26	5,718	0.48	1.47	0.60	80
39.91	16.75	4,681	0.59	1.20	0.63	95
35.53	(1.57)	3,920	0.54	1.08	0.55	70
38.41	8.76	2,015,302	0.55	1.56	0.55	49
37.54	26.84	1,363,358	0.58	1.35	0.59	67

41.44	18.38	3,599,875	0.39	1.59	0.49	80
39.34	16.91	3,798,814	0.49	1.30	0.49	95
35.03	(3.39)	3,341,467	0.49	1.78	0.50	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Intrepid Growth Fund
Class A
Year Ended June 30, 2018	$48.60	$0.23		$10.51	$10.74	$(0.25)
Year Ended June 30, 2017	40.37	0.22		8.27	8.49	(0.26)
Year Ended June 30, 2016	40.99	0.27		(0.63)	(0.36)	(0.26)
Year Ended June 30, 2015	37.05	0.25		3.88	4.13	(0.19)
Year Ended June 30, 2014	29.36	0.18	(f)	7.64	7.82	(0.13)

Class C
Year Ended June 30, 2018	47.72	(0.04)		10.32	10.28	—
Year Ended June 30, 2017	39.63	—	(g)	8.13	8.13	(0.04)
Year Ended June 30, 2016	40.26	0.07		(0.61)	(0.54)	(0.09)
Year Ended June 30, 2015	36.45	0.05		3.81	3.86	(0.05)
Year Ended June 30, 2014	28.93	0.01	(f)	7.52	7.53	(0.01)

Class I
Year Ended June 30, 2018	49.34	0.38		10.68	11.06	(0.36)
Year Ended June 30, 2017	40.99	0.34		8.40	8.74	(0.39)
Year Ended June 30, 2016	41.27	0.29		(0.55)	(0.26)	(0.02)
Year Ended June 30, 2015	37.23	0.32		3.93	4.25	(0.21)
Year Ended June 30, 2014	29.52	0.26	(f)	7.69	7.95	(0.24)

Class R2
Year Ended June 30, 2018	47.66	0.09		10.31	10.40	(0.11)
Year Ended June 30, 2017	39.66	0.11		8.12	8.23	(0.23)
Year Ended June 30, 2016	40.39	0.19		(0.63)	(0.44)	(0.29)
Year Ended June 30, 2015	36.49	0.12		3.85	3.97	(0.07)
Year Ended June 30, 2014	28.91	0.09	(f)	7.54	7.63	(0.05)

Class R5
Year Ended June 30, 2018	48.76	0.46		10.56	11.02	(0.46)
Year Ended June 30, 2017	40.51	0.42		8.29	8.71	(0.46)
Year Ended June 30, 2016	41.12	0.45		(0.62)	(0.17)	(0.44)
Year Ended June 30, 2015	37.09	0.41		3.91	4.32	(0.29)
Year Ended June 30, 2014	29.41	0.33	(f)	7.65	7.98	(0.30)

Class R6
Year Ended June 30, 2018	48.74	0.51		10.56	11.07	(0.49)
Year Ended June 30, 2017	40.50	0.44		8.29	8.73	(0.49)
November 2, 2015 (i) through June 30, 2016	42.20	0.36		(1.60)	(1.24)	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.00, $0.26, $0.09 and $0.32 for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been 0.51%, 0.01%, 0.76%, 0.26% and 0.96% for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively
(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$59.09	22.13%	$104,167	0.86%	0.42%		1.11%	69%
48.60	21.12	90,633	0.92	0.50		1.20	68
40.37	(0.88)	90,529	0.93	0.66		1.23	70
40.99	11.16	106,573	0.96	0.62		1.16	64
37.05	26.68	33,563	1.16	0.54	(f)	1.17	67

58.00	21.54	37,416	1.36	(0.08)		1.61	69
47.72	20.52	42,811	1.41	0.00	(h)	1.67	68
39.63	(1.35)	48,717	1.42	0.19		1.71	70
40.26	10.60	49,309	1.46	0.12		1.66	64
36.45	26.05	19,566	1.65	0.03	(f)	1.67	67

60.04	22.45	196,798	0.61	0.67		0.86	69
49.34	21.43	183,265	0.68	0.75		0.89	68
40.99	(0.63)	151,419	0.68	0.70		0.88	70
41.27	11.43	708,276	0.74	0.80		0.87	64
37.23	27.00	597,963	0.91	0.79	(f)	0.92	67

57.95	21.84	40,763	1.10	0.16		1.37	69
47.66	20.82	5,277	1.17	0.26		1.68	68
39.66	(1.10)	4,207	1.17	0.50		1.76	70
40.39	10.87	1,205	1.22	0.31		1.45	64
36.49	26.41	601	1.41	0.28	(f)	1.42	67

59.32	22.66	201,539	0.45	0.83		0.71	69
48.76	21.65	192,164	0.48	0.94		0.72	68
40.51	(0.42)	205,213	0.47	1.13		0.74	70
41.12	11.66	189,466	0.54	1.02		0.70	64
37.09	27.23	124,489	0.71	0.98	(f)	0.72	67

59.32	22.78	588,911	0.36	0.92		0.61	69
48.74	21.70	504,973	0.43	0.99		0.61	68
40.50	(2.94)	488,138	0.42	1.38		0.61	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Mid Cap Fund
Class A
Year Ended June 30, 2018	$22.11	$0.15		$2.29	$2.44	$(0.13)	$(1.66)	$(1.79)
Year Ended June 30, 2017	19.48	0.08		2.62	2.70	(0.07)	— (f)	(0.07)
Year Ended June 30, 2016	21.82	0.15		(0.64)	(0.49)	(0.13)	(1.72)	(1.85)
Year Ended June 30, 2015	24.11	0.08		1.18	1.26	(0.09)	(3.46)	(3.55)
Year Ended June 30, 2014	18.79	0.08	(g)	5.41	5.49	(0.07)	(0.10)	(0.17)

Class C
Year Ended June 30, 2018	18.90	0.04		1.96	2.00	(0.01)	(1.66)	(1.67)
Year Ended June 30, 2017	16.72	(0.04)		2.24	2.20	(0.02)	— (f)	(0.02)
Year Ended June 30, 2016	19.07	0.03		(0.58)	(0.55)	(0.08)	(1.72)	(1.80)
Year Ended June 30, 2015	21.56	(0.06)		1.06	1.00	(0.03)	(3.46)	(3.49)
Year Ended June 30, 2014	16.87	(0.05	)(g)	4.84	4.79	—	(0.10)	(0.10)

Class I
Year Ended June 30, 2018	23.22	0.22		2.41	2.63	(0.18)	(1.66)	(1.84)
Year Ended June 30, 2017	20.43	0.14		2.75	2.89	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	22.77	0.19		(0.64)	(0.45)	(0.17)	(1.72)	(1.89)
Year Ended June 30, 2015	24.97	0.14		1.24	1.38	(0.12)	(3.46)	(3.58)
Year Ended June 30, 2014	19.45	0.14	(g)	5.60	5.74	(0.12)	(0.10)	(0.22)

Class R3
Year Ended June 30, 2018	22.08	0.13		2.32	2.45	(0.17)	(1.66)	(1.83)
September 9, 2016 (h) through June 30, 2017	19.97	0.11		2.09	2.20	(0.09)	— (f)	(0.09)

Class R4
Year Ended June 30, 2018	23.20	0.19		2.44	2.63	(0.22)	(1.66)	(1.88)
September 9, 2016 (h) through June 30, 2017	20.95	0.12		2.24	2.36	(0.11)	— (f)	(0.11)

Class R6
Year Ended June 30, 2018	23.25	0.27		2.42	2.69	(0.24)	(1.66)	(1.90)
Year Ended June 30, 2017	20.42	0.19		2.76	2.95	(0.12)	— (f)	(0.12)
November 2, 2015 (h) through June 30, 2016	22.41	0.20		(0.29)	(0.09)	(0.18)	(1.72)	(1.90)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)

Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.08) and $0.10 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, (0.42)% and 0.45% for Class A, Class C, and Class I Shares, respectively.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$22.76	11.18%	$314,171	1.14%	0.65%		1.29%	62%
22.11	13.91	304,927	1.14	0.40		1.38	70
19.48	(1.71)	311,724	1.15	0.77		1.44	78
21.82	5.64	377,893	1.14	0.33		1.37	66
24.11	29.30	193,342	1.16	0.38	(g)	1.32	64

19.23	10.69	62,925	1.64	0.18		1.78	62
18.90	13.20	81,761	1.74	(0.21)		1.87	70
16.72	(2.35)	89,071	1.79	0.15		1.96	78
19.07	5.02	87,191	1.78	(0.31)		1.87	66
21.56	28.43	49,796	1.79	(0.25	)(g)	1.82	64

24.01	11.47	296,876	0.89	0.91		1.02	62
23.22	14.17	310,316	0.89	0.65		1.11	70
20.43	(1.48)	258,866	0.90	0.93		1.13	78
22.77	5.97	510,465	0.89	0.58		1.07	66
24.97	29.61	348,077	0.91	0.62	(g)	1.08	64

22.70	11.22	13,823	1.14	0.59		1.27	62
22.08	11.07	8,854	1.15	0.64		1.34	70

23.95	11.46	1,157	0.89	0.80		1.11	62
23.20	11.30	22	0.90	0.67		1.11	70

24.04	11.73	127,571	0.64	1.11		0.77	62
23.25	14.52	183,859	0.65	0.86		0.77	70
20.42	0.12	304,934	0.65	1.53		0.78	78

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Sustainable Equity Fund
Class A
Year Ended June 30, 2018	$39.35	$0.58		$4.05		$4.63	$(0.48)	$(2.22)	$(2.70)
Year Ended June 30, 2017	33.20	0.29		6.20		6.49	(0.34)	—	(0.34)
Year Ended June 30, 2016	34.01	0.62	(d)	(0.87	)(d)	(0.25)	(0.56)	—	(0.56)
Year Ended June 30, 2015	31.93	0.28		2.02		2.30	(0.22)	—	(0.22)
Year Ended June 30, 2014	25.54	0.20		6.37		6.57	(0.18)	—	(0.18)

Class C
Year Ended June 30, 2018	38.51	0.41		3.92		4.33	(0.18)	(2.22)	(2.40)
Year Ended June 30, 2017	32.48	0.11		6.06		6.17	(0.14)	—	(0.14)
Year Ended June 30, 2016	33.29	0.44	(d)	(0.85	)(d)	(0.41)	(0.40)	—	(0.40)
Year Ended June 30, 2015	31.38	0.12		1.98		2.10	(0.19)	—	(0.19)
Year Ended June 30, 2014	25.14	0.05		6.26		6.31	(0.07)	—	(0.07)

Class I
Year Ended June 30, 2018	39.59	0.66		4.10		4.76	(0.57)	(2.22)	(2.79)
Year Ended June 30, 2017	33.40	0.38		6.25		6.63	(0.44)	—	(0.44)
Year Ended June 30, 2016	34.22	0.68	(d)	(0.86	)(d)	(0.18)	(0.64)	—	(0.64)
Year Ended June 30, 2015	32.07	0.37		2.04		2.41	(0.26)	—	(0.26)
Year Ended June 30, 2014	25.65	0.28		6.39		6.67	(0.25)	—	(0.25)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	The amount reflects an out of period adjustment related to a corporate action involving two of the Fund’s holdings. Had the Fund not recorded the out of period adjustment, the net investment income (loss) per share would have been $0.33, $0.15 and $0.38, for Class A, Class C and Class I Shares, respectively, the net realized and unrealized gains (losses) on investment per share would have been $(0.58), $(0.56) and $(0.56) for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.99%, 0.47% and 1.14% for Class A, Class C and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$41.28	11.88%	$9,497	0.90%	1.41%		1.92%	38%
39.35	19.64	7,943	1.08	0.80		2.29	53
33.20	(0.72)	8,760	1.15	1.90	(d)	1.95	31
34.01	7.22	10,933	1.15	0.85		1.87	35
31.93	25.78	9,466	1.17	0.68		2.19	49

40.44	11.35	3,277	1.42	1.01		2.45	38
38.51	19.02	5,063	1.58	0.30		2.79	53
32.48	(1.21)	6,131	1.65	1.38	(d)	2.46	31
33.29	6.71	6,874	1.65	0.36		2.36	35
31.38	25.13	3,709	1.66	0.19		2.66	49

41.56	12.16	9,172	0.64	1.59		1.63	38
39.59	19.95	5,038	0.83	1.04		2.03	53
33.40	(0.48)	4,148	0.90	2.05	(d)	1.65	31
34.22	7.51	4,833	0.90	1.10		1.59	35
32.07	26.10	3,438	0.91	0.95		1.90	49

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Value Fund
Class A
Year Ended June 30, 2018	$35.54	$0.53	$4.10	$4.63	$(0.55)	$(5.09)	$(5.64)
Year Ended June 30, 2017	31.20	0.47	4.66	5.13	(0.52)	(0.27)	(0.79)
Year Ended June 30, 2016	35.66	0.53	(2.95)	(2.42)	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2015	37.13	0.46	1.38	1.84	(0.44)	(2.87)	(3.31)
Year Ended June 30, 2014	29.76	0.40	7.36	7.76	(0.39)	—	(0.39)

Class C
Year Ended June 30, 2018	35.14	0.35	4.05	4.40	(0.39)	(5.09)	(5.48)
Year Ended June 30, 2017	30.87	0.30	4.60	4.90	(0.36)	(0.27)	(0.63)
Year Ended June 30, 2016	35.29	0.36	(2.91)	(2.55)	(0.32)	(1.55)	(1.87)
Year Ended June 30, 2015	36.80	0.27	1.37	1.64	(0.28)	(2.87)	(3.15)
Year Ended June 30, 2014	29.52	0.23	7.28	7.51	(0.23)	—	(0.23)

Class I
Year Ended June 30, 2018	35.69	0.62	4.11	4.73	(0.62)	(5.09)	(5.71)
Year Ended June 30, 2017	31.34	0.53	4.67	5.20	(0.58)	(0.27)	(0.85)
Year Ended June 30, 2016	35.80	0.57	(2.95)	(2.38)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2015	37.25	0.51	1.40	1.91	(0.49)	(2.87)	(3.36)
Year Ended June 30, 2014	29.85	0.45	7.38	7.83	(0.43)	—	(0.43)

Class R2
Year Ended June 30, 2018	35.33	0.46	4.03	4.49	(0.47)	(5.09)	(5.56)
Year Ended June 30, 2017	31.04	0.38	4.62	5.00	(0.44)	(0.27)	(0.71)
Year Ended June 30, 2016	35.48	0.44	(2.92)	(2.48)	(0.41)	(1.55)	(1.96)
Year Ended June 30, 2015	37.02	0.35	1.40	1.75	(0.42)	(2.87)	(3.29)
Year Ended June 30, 2014	29.69	0.31	7.33	7.64	(0.31)	—	(0.31)

Class R5
Year Ended June 30, 2018	35.78	0.66	4.13	4.79	(0.68)	(5.09)	(5.77)
Year Ended June 30, 2017	31.42	0.59	4.69	5.28	(0.65)	(0.27)	(0.92)
Year Ended June 30, 2016	35.88	0.64	(2.95)	(2.31)	(0.60)	(1.55)	(2.15)
Year Ended June 30, 2015	37.33	0.59	1.39	1.98	(0.56)	(2.87)	(3.43)
Year Ended June 30, 2014	29.91	0.52	7.40	7.92	(0.50)	—	(0.50)

Class R6
Year Ended June 30, 2018	35.78	0.69	4.13	4.82	(0.71)	(5.09)	(5.80)
Year Ended June 30, 2017	31.42	0.61	4.69	5.30	(0.67)	(0.27)	(0.94)
Year Ended June 30, 2016	35.89	0.66	(2.97)	(2.31)	(0.61)	(1.55)	(2.16)
Year Ended June 30, 2015	37.33	0.61	1.39	2.00	(0.57)	(2.87)	(3.44)
Year Ended June 30, 2014	29.91	0.47	7.46	7.93	(0.51)	—	(0.51)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$34.53	13.39%	$86,400	0.83%	1.48%	1.02%	68%
35.54	16.55	95,891	0.83	1.41	1.16	81
31.20	(6.70)	240,808	0.83	1.64	1.18	66
35.66	5.24	173,149	0.86	1.26	1.13	52
37.13	26.17	114,036	0.94	1.19	1.17	49

34.06	12.84	23,686	1.33	1.00	1.53	68
35.14	15.97	35,999	1.32	0.89	1.59	81
30.87	(7.16)	42,788	1.33	1.12	1.62	66
35.29	4.72	53,413	1.36	0.76	1.62	52
36.80	25.50	35,963	1.44	0.69	1.67	49

34.71	13.65	772,556	0.62	1.71	0.76	68
35.69	16.72	886,602	0.68	1.56	0.90	81
31.34	(6.56)	1,224,039	0.68	1.77	0.91	66
35.80	5.41	1,424,101	0.71	1.39	0.90	52
37.25	26.35	1,214,765	0.79	1.34	0.92	49

34.26	13.04	5,781	1.12	1.28	1.52	68
35.33	16.24	19,693	1.10	1.12	1.59	81
31.04	(6.91)	17,721	1.08	1.39	1.75	66
35.48	4.98	14,237	1.09	0.97	1.43	52
37.02	25.82	1,346	1.19	0.92	1.42	49

34.80	13.80	90,714	0.45	1.82	0.62	68
35.78	16.97	86,134	0.48	1.73	0.61	81
31.42	(6.35)	85,624	0.48	1.98	0.61	66
35.88	5.60	83,859	0.51	1.59	0.63	52
37.33	26.60	80,008	0.59	1.53	0.72	49

34.80	13.90	118,726	0.37	1.90	0.52	68
35.78	17.03	108,525	0.43	1.79	0.52	81
31.42	(6.33)	86,255	0.43	2.07	0.51	66
35.89	5.67	39,024	0.46	1.65	0.55	52
37.33	26.66	19,495	0.54	1.41	0.67	49

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Intrepid America Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Intrepid Growth Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Intrepid Mid Cap Fund	Class A, Class C, Class I, Class R3, Class R4 and Class R6	JPM II	Diversified
JPMorgan Intrepid Sustainable Equity Fund	Class A, Class C and Class I	JPM I	Diversified
JPMorgan Intrepid Value Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified

The investment objective of both the JPMorgan Intrepid America Fund (“Intrepid America Fund”) and the JPMorgan Intrepid Growth Fund (“Intrepid Growth Fund”) is to seek to provide long-term capital growth.

The investment objective of the JPMorgan Intrepid Mid Cap Fund (“Intrepid Mid Cap Fund”) is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

The investment objective of both the JPMorgan Intrepid Sustainable Equity Fund (“Intrepid Sustainable Equity Fund”) and the JPMorgan Intrepid Value Fund (“Intrepid Value Fund”) is to seek to provide long-term capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

54	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Intrepid America Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,064,195	$—	$—	$4,064,195

Depreciation in Other Financial Instruments
Futures Contracts	$(257)	$—	$—	$(257)

Intrepid Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,170,880	$—	$—	$1,170,880

Depreciation in Other Financial Instruments
Futures Contracts	$(139)	$—	$—	$(139)

Intrepid Mid Cap Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$819,469	$—	$—	$819,469

Depreciation in Other Financial Instruments
Futures Contracts	$(33)	$—	$—	$(33)

Intrepid Sustainable Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$21,957	$—	$—	$21,957

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

Intrepid Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,092,227	$—	$—	$1,092,227

Depreciation in Other Financial Instruments
Futures Contracts	$(878)	$—	$—	$(878)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2018.

B. Futures Contracts — Intrepid America Fund, Intrepid Growth Fund, Intrepid Mid Cap Fund and Intrepid Value Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2018 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Value Fund
Futures Contracts:
Average Notional Balance Long	$86,482	$25,258	$14,683	$24,858
Ending Notional Balance Long	82,192	25,175	2,934	51,302

The Funds’ futures contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

56	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the year ended June 30, 2018 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R2	Class R3		Class R4		Class R5		Class R6	Total
Intrepid America Fund
Transfer agency fees	$22	$1	$4	$1	n/a		n/a		$—	(a)	$28	$56
Intrepid Growth Fund
Transfer agency fees	10	3	7	3	n/a		n/a		3		4	30
Intrepid Mid Cap Fund
Transfer agency fees	70	6	9	n/a	$—	(a)	$—	(a)	n/a		3	88
Intrepid Sustainable Equity Fund
Transfer agency fees	3	1	1	n/a	n/a		n/a		n/a		n/a	5
Intrepid Value Fund
Transfer agency fees	6	3	10	43	n/a		n/a		2		4	68

(a)	Amount rounds to less than one thousand.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for the Intrepid Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Intrepid America Fund	$—	(a)	$(282)	$282
Intrepid Growth Fund	6,532		(160)	(6,372)
Intrepid Mid Cap Fund	—		(465)	465
Intrepid Sustainable Equity Fund	—	(a)	(18)	18
Intrepid Value Fund	(76)		(537)	613

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to non-taxable dividends and tax equalization.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Intrepid America Fund	0.40%
Intrepid Growth Fund	0.50
Intrepid Mid Cap Fund	0.65
Intrepid Sustainable Equity Fund	0.50
Intrepid Value Fund	0.40

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2018, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Intrepid America Fund	0.25%	0.75%	0.50%	n/a
Intrepid Growth Fund	0.25	0.75	0.50	n/a
Intrepid Mid Cap Fund	0.25	0.75	n/a	0.25%
Intrepid Sustainable Equity Fund	0.25	0.75	n/a	n/a
Intrepid Value Fund	0.25	0.75	0.50	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2018, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Intrepid America Fund	$1	$—	(a)
Intrepid Growth Fund	21	—	(a)
Intrepid Mid Cap Fund	10	—
Intrepid Sustainable Equity Fund	1	—
Intrepid Value Fund	3	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
Intrepid America Fund	0.25%	0.25%	0.25%	0.25%	n/a	n/a	0.10%
Intrepid Growth Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.10
Intrepid Mid Cap Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	n/a
Intrepid Sustainable Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
Intrepid Value Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived Service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

58	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

	Class A		Class C		Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Intrepid America Fund (1)	0.84%		1.34%		0.59%	1.09%	n/a	n/a	0.44%	0.34%
Intrepid Growth Fund (2)	0.84		1.34		0.59	1.09	n/a	n/a	0.44	0.34
Intrepid Mid Cap Fund (3)	1.14		1.64		0.89	n/a	1.14%	0.89%	n/a	0.64
Intrepid Sustainable Equity Fund (4)	0.84		1.34		0.59	n/a	n/a	n/a	n/a	n/a
Intrepid Value Fund (5)	0.83	*	1.33	*	0.59	1.09	n/a	n/a	0.44	0.34

(1)

Prior to November 1, 2017, the contractual expense limitations for Intrepid America Fund were 1.04%, 1.54%, 0.80%, 1.30%, 0.60% and 0.55% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

(2)

Prior to November 1, 2017, the contractual expense limitations for Intrepid Growth Fund were 0.93%, 1.42%, 0.68%, 1.18%, 0.48% and 0.43% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

(3)

Prior to November 1, 2017, the contractual expense limitations for Intrepid Mid Cap Fund were 1.15%, 1.79%, 0.90%, 1.15%, 0.90% and 0.65% for Class A, Class C, Class I, Class R3, Class R4 and Class R6 Shares, respectively.

(4)	Prior to November 1, 2017, the contractual expense limitations for Intrepid Sustainable Equity Fund were 1.05%, 1.55% and 0.80% for Class A, Class C and Class I Shares, respectively.
(5)	Prior to November 1, 2017, the contractual expense limitations for Intrepid Value Fund were 0.68%, 1.18%, 0.48% and 0.43% for Class I, Class R2, Class R5 and Class R6 Shares, respectively.
*	The contractual expense percentages in the table above are in place until at least October 31, 2018.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2018 and are in place until at least October 31, 2019.

For the year ended June 30, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Intrepid America Fund	$2,499	$1,666	$23	$4,188	$19
Intrepid Growth Fund	1,804	891	58	2,753	1
Intrepid Mid Cap Fund	706	469	81	1,256	3
Intrepid Sustainable Equity Fund	103	17	51	171	36
Intrepid Value Fund	951	634	106	1,691	13

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amounts of waivers resulting from investments in these money market funds for the year ended June 30, 2018 were as follows (amounts in thousands):

Intrepid America Fund	$177
Intrepid Growth Fund	50
Intrepid Mid Cap Fund	35
Intrepid Sustainable Equity Fund	1
Intrepid Value Fund	45

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2018, Intrepid Mid Cap Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2018, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Intrepid America Fund	$—(a)
Intrepid Growth Fund	—(a)
Intrepid Mid Cap Fund	—(a)
Intrepid Value Fund	—(a)

(a)	Amount rounds to less than one thousand.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Intrepid America Fund	$3,243,082	$3,936,675
Intrepid Growth Fund	759,148	827,902
Intrepid Mid Cap Fund	553,807	718,104
Intrepid Sustainable Equity Fund	8,780	7,553
Intrepid Value Fund	729,742	1,008,736

During the year ended June 30, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$3,181,287	$934,786	$52,135	$882,651
Intrepid Growth Fund	815,678	366,093	11,030	355,063
Intrepid Mid Cap Fund	652,318	187,454	20,336	167,118
Intrepid Sustainable Equity Fund	17,216	5,452	711	4,741
Intrepid Value Fund	904,480	210,295	23,426	186,869

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of futures contracts and wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Intrepid America Fund	$137,137	$349,651	$486,788
Intrepid Growth Fund	8,634	—	8,634
Intrepid Mid Cap Fund	7,633	63,948	71,581
Intrepid Sustainable Equity Fund	311	989	1,300
Intrepid Value Fund	34,038	127,831	161,869

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

60	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

The tax character of distributions paid during the year ended June 30, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Intrepid America Fund	$52,470	$101,892	$154,362
Intrepid Growth Fund	9,445	—	9,445
Intrepid Mid Cap Fund	4,358	194	4,552
Intrepid Sustainable Equity Fund	147	—	147
Intrepid Value Fund	20,876	9,899	30,775

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Intrepid America Fund	$120,849	$238,507	$882,651
Intrepid Growth Fund	4,133	77,150	355,063
Intrepid Mid Cap Fund	25,675	62,127	167,118
Intrepid Sustainable Equity Fund	231	940	4,741
Intrepid Value Fund	11,837	73,741	186,869

For the Funds, the cumulative timing differences primarily consist of mark to market of futures contracts, wash sale loss deferrals and trustee deferred compensation.

At June 30, 2018, the following Fund utilized net capital loss carryforwards as follows (amount in thousands):

Intrepid Growth Fund	$52,532

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2018.

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended June 30, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2018, the Funds had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Intrepid Mid Cap Fund	2	13.2%	4	14.1%
Intrepid Sustainable Equity Fund	2	14.8	4	32.4
Intrepid Value Fund	—	—	3	57.8

As of June 30, 2018, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	JPMorgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	28.0%	59.9%
Intrepid Growth Fund	41.3	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. Investment Company Reporting Modernization

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of June 30, 2018. The adoption had no effect on the Funds’ net assets or results of operations.

62	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Mid Cap Fund, JPMorgan Intrepid Sustainable Equity Fund and JPMorgan Intrepid Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Sustainable Equity Fund and JPMorgan Intrepid Value Fund (four of the funds constituting JPMorgan Trust I) and JPMorgan Intrepid Mid Cap Fund (one of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2018, the related statements of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

August 28, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	63

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	135	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer (2014-2017), President and Chief Operating Officer, NYLIFE Distributors LLC (registered broker-dealer) (2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); President (2015-2017), Co-President (2014-2015) and Senior Managing Director, New York Life Investment Management LLC (registered investment adviser) (2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (formerly MainStay VP Series Fund, Inc.) (registered investment companies) (2007-2017); President, MainStay DefinedTerm Municipal Opportunities Fund (registered investment company) (2011-2017); President, MainStay Funds Trust (registered investment companies) (2009-2017); President, The MainStay Funds (registered investment companies) (2007-2017).	135	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	135	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	135	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	135	None

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	135	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-2017; Advisory Board Member, Betterment for Business (2016-2017) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-2017) (index creator); Member, Russell Index Client Advisory Board (2001-2015); Advisory Board Member, State Street Global Advisors’ OCIO Board (2017-present).

64	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	135	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	135	None

Marilyn McCoy*** (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	135	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	135	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	135	Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Trout Unlimited (2017-present).

Marian U. Pardo**** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	135	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	135	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (135 funds).

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	65

TRUSTEES

(Unaudited) (continued)

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

66	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Noah Greenhill (1969), Secretary (2018)	Managing Director and General Counsel, JPMorgan Asset Management (2015 – Present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	67

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2018, and continued to hold your shares at the end of the reporting period, June 30, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Intrepid America Fund
Class A
Actual	$1,000.00	$1,028.30	$4.22	0.84%
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class C
Actual	1,000.00	1,025.70	6.73	1.34
Hypothetical	1,000.00	1,018.15	6.71	1.34
Class I
Actual	1,000.00	1,029.50	2.97	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R2
Actual	1,000.00	1,026.90	5.48	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class R5
Actual	1,000.00	1,030.10	2.21	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class R6
Actual	1,000.00	1,030.80	1.71	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34

JPMorgan Intrepid Growth Fund
Class A
Actual	1,000.00	1,058.20	4.29	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class C
Actual	1,000.00	1,055.70	6.83	1.34
Hypothetical	1,000.00	1,018.15	6.71	1.34
Class I
Actual	1,000.00	1,059.70	3.01	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59

68	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Intrepid Growth Fund (continued)
Class R2
Actual	$1,000.00	$1,056.90	$5.56	1.09%
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class R5
Actual	1,000.00	1,060.40	2.25	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class R6
Actual	1,000.00	1,061.00	1.74	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34

JPMorgan Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,009.30	5.68	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	1,007.30	8.16	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64
Class I
Actual	1,000.00	1,010.50	4.44	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R3
Actual	1,000.00	1,009.30	5.68	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class R4
Actual	1,000.00	1,010.50	4.44	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R6
Actual	1,000.00	1,011.80	3.19	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64

JPMorgan Intrepid Sustainable Equity Fund
Class A
Actual	1,000.00	1,012.80	4.14	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class C
Actual	1,000.00	1,010.50	6.63	1.33
Hypothetical	1,000.00	1,018.20	6.66	1.33
Class I
Actual	1,000.00	1,014.20	2.90	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58

JPMorgan Intrepid Value Fund
Class A
Actual	1,000.00	1,009.00	4.13	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class C
Actual	1,000.00	1,006.70	6.62	1.33
Hypothetical	1,000.00	1,018.20	6.66	1.33
Class I
Actual	1,000.00	1,010.30	2.94	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R2
Actual	1,000.00	1,007.60	5.43	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	69

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Intrepid Value Fund (continued)
Class R5
Actual	$1,000.00	$1,011.10	$2.19	0.44%
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class R6
Actual	1,000.00	1,011.60	1.70	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

70	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2018

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2018:

Dividends Received Deduction
JPMorgan Intrepid America Fund	45.74%
JPMorgan Intrepid Growth Fund	100.00
JPMorgan Intrepid Mid Cap Fund	45.89
JPMorgan Intrepid Sustainable Equity Fund	94.51
JPMorgan Intrepid Value Fund	53.88

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2018 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Intrepid America Fund	$349,651
JPMorgan Intrepid Growth Fund	6,532
JPMorgan Intrepid Mid Cap Fund	63,948
JPMorgan Intrepid Sustainable Equity Fund	989
JPMorgan Intrepid Value Fund	127,831

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2018 (amounts in thousands):

Qualified Dividend Income
JPMorgan Intrepid America Fund	$80,847
JPMorgan Intrepid Growth Fund	8,634
JPMorgan Intrepid Mid Cap Fund	7,633
JPMorgan Intrepid Sustainable Equity Fund	311
JPMorgan Intrepid Value Fund	25,217

JUNE 30, 2018	J.P. MORGAN INTREPID FUNDS	71

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. June 2018.	AN-INT-618

Annual Report

J.P. Morgan Equity Funds

June 30, 2018

JPMorgan U.S. Large Cap Core Plus Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy largely outpaced growth in other developed market nations during the twelve months ended June 30, 2018, and U.S. equity markets provided strong returns on the back of record corporate profits and historically low interest rates.

“Corporate earnings for the first and second quarters of 2018 reached record highs, with a sizeable majority of companies reporting better-than-expected results.” — George C.W. Gatch

During the first half of the reporting period, synchronized global economic growth helped the U.S. economy achieve its second-longest expansion on record. By the final months of 2017, U.S. unemployment had fallen to 4.1% and U.S. consumer confidence rose to its highest levels in nearly 17 years. Notably, U.S. equity prices climbed to record highs in every month from June through December and financial market volatility remained at historically low levels. In response to a tightening labor market and early signs of inflationary pressure, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2017.

In January 2018, U.S. equity prices continued to rise, aided somewhat by recently-enacted tax cut legislation. The Standard & Poor’s 500 Index (the “S&P 500”) reached fourteen record closing highs during the month, the last on January 26th.

Early February 2018 was marked by a sharp sell-off in both equities and bonds in the U.S., and the selling quickly spread to other financial markets. Stronger-than-expected economic data sparked investor fears of rapidly rising inflation and accelerated interest rate increases by the Fed. Over several days, the S&P 500 lost more than 10% of its value, a decline that was one of the fastest peak-to-trough drops in the history of the index. The sell-off in bonds led to a spike in yields on benchmark 10-year U.S. Treasury bonds that further roiled markets.

While U.S. equity prices had rebounded somewhat by the end of the reporting period, leading equity indexes never fully recovered. Financial market volatility rose sharply during the February sell-off and remained elevated through June 2018.

Meanwhile, the U.S. economy continued to expand in 2018, even as signs emerged of economic sluggishness in Europe and weakness in select emerging market nations. U.S. GDP rose 2.2% in the first quarter before jumping an estimated 4.1% in the second quarter, the largest increase in nearly four years. Corporate earnings for the first and second quarters of 2018 reached record levels, with a sizeable majority of companies reporting better-than-expected results. In response, the Fed raised interest rates again in March and June.

However, the U.S. imposition of import tariffs on billions of dollars’ worth of goods, and reciprocal trade sanctions from China and other leading U.S. trading partners, increasingly weighed on global financial markets in the first half of 2018. The economies of China, Japan, the European Union and the U.K. are more dependent on exports than the U.S., and the impact of a potentially escalating trade war on the global economy remained a concern among policy makers, economists and investors.

At the end of the reporting period, the world’s leading economies appeared to be on pace for continued, moderate growth. The outlook for corporate earnings remained positive amid tame inflationary pressure, historically low interest rates and buoyant consumer demand. While the Fed was further along in its monetary tightening cycle than its counterparts in other developed markets, the European Central Bank, the Bank of England and the Bank of Japan were all moving in some measure to reduce economic stimulus.

We believe that investors who hold a properly diversified portfolio and a long-term outlook may benefit from a largely positive environment for economic growth and financial markets. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	1

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	13.46%
S&P 500 Index	14.37%

Net Assets as of 6/30/2018 (In Thousands)	$9,028,623

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

HOW DID THE MARKETS PERFORM?

Global equity markets provided strong positive returns for the reporting period, with U.S. equities largely outperforming developed market and emerging market equities. Bond prices came under pressure in the second half of the reporting period amid rising U.S. interest rates.

Overall, equity prices were supported by synchronized global growth, rising corporate profits and accommodative policies from leading central banks. While the U.S. Federal Reserve raised interest rates twice during the first half of 2018, interest rates remained relatively low by historical standards. The Standard & Poor’s 500 Index (the “S&P 500”) reached record high closings in every month from June 2017 through January 2018.

In early February 2018, both equity and bond prices fell sharply. The S&P 500 lost more than 10% of its value over nine trading sessions and yields on 10-year U.S. Treasury bonds, which serve as a benchmark for a broad range of financial assets, spiked higher. While equity markets rebounded somewhat in subsequent weeks, financial market volatility remained elevated through June 2018.

Overall, growth stocks generally outperformed value stocks and small cap stocks slightly outperformed large cap and mid cap stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the financials and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the energy and the information technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight long positions in Allergan PLC and Dish Network Co. and its short position in Boeing Co. Shares of Allergan, a drug maker, fell after a U.S. court ruled against a key patent claim and after news reports that the company would bid to acquire Shire PLC. Shares of Dish Network, a subscription TV service, fell after the company reported a drop in earnings and subscriptions. Shares of Boeing, a commercial aircraft manufacturer, rose amid growth in new orders and continued earnings growth.

Leading individual contributors to relative performance included the Fund’s overweight long positions in Occidental Petroleum Corp., UnitedHealth Group Inc. and SVB Financial Group. Shares of Occidental Petroleum, an oil and natural gas exploration and production company, rose amid an increase in global energy prices. Shares of UnitedHealth Group Inc., a health insurer, rose amid continued growth in earnings and revenue. Shares of SVB Financial, a banking and financial services company, rose after the company reported several consecutive quarters of better-than-expected earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 125% to 25%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

2	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Microsoft Corp.	3.7%
2.	Amazon.com, Inc.	2.8
3.	Occidental Petroleum Corp.	2.7
4.	Apple, Inc.	2.5
5.	Alphabet, Inc., Class C	2.4
6.	Broadcom, Inc.	2.2
7.	UnitedHealth Group, Inc.	2.0
8.	Alphabet, Inc., Class A	1.9
9.	DowDuPont, Inc.	1.8
10.	Norfolk Southern Corp.	1.8

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Schlumberger Ltd.	3.5%
2.	Exxon Mobil Corp.	3.2
3.	Henry Schein, Inc.	2.7
4.	Albemarle Corp.	2.4
5.	Procter & Gamble Co. (The)	2.2
6.	Walmart, Inc.	2.1
7.	Apache Corp.	2.1
8.	Clorox Co. (The)	2.0
9.	Stryker Corp.	2.0
10.	Southern Co. (The)	1.9

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	26.4%
Financials	13.9
Health Care	12.8
Consumer Discretionary	12.0
Industrials	9.7
Energy	8.9
Consumer Staples	5.3
Materials	3.9
Utilities	3.2
Real Estate	1.9
Others (each less than 1.0%)	0.9
Short-Term Investments	1.1

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Energy	15.9%
Consumer Staples	12.8
Financials	11.5
Health Care	10.4
Information Technology	10.4
Industrials	9.3
Materials	9.1
Consumer Discretionary	8.8
Utilities	6.1
Real Estate	5.7

*	Percentages indicated are based on total long investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	3

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge*		7.23%	11.50%	9.73%
Without Sales Charge		13.16	12.70	10.33
CLASS C SHARES	November 1, 2005
With CDSC**		11.62	12.15	9.77
Without CDSC		12.62	12.15	9.77
CLASS I SHARES	November 1, 2005	13.46	12.99	10.60
CLASS R2 SHARES	November 3, 2008	12.81	12.40	10.05
CLASS R5 SHARES	May 15, 2006	13.60	13.19	10.81
CLASS R6 SHARES	November 1, 2017	13.68	13.21	10.82

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index and the Lipper Alternative Active Extension Funds Average from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Active Extension Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index. The Lipper Alternative Active Extension Funds Average is an average based on total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 124.8%
Common Stocks — 123.4%
Aerospace & Defense — 2.8%
Boeing Co. (The)	210	70,553
General Dynamics Corp.	515	96,075
Northrop Grumman Corp. (a)	282	86,793

		253,421

Airlines — 0.5%
Delta Air Lines, Inc.	984	48,727

Auto Components — 1.0%
Aptiv plc (a)	1,010	92,524

Automobiles — 0.2%
Ford Motor Co.	1,439	15,928

Banks — 8.2%
Bank of America Corp. (a)	6,872	193,731
Citigroup, Inc.	1,837	122,932
East West Bancorp, Inc.	708	46,171
First Republic Bank	443	42,875
KeyCorp (a)	4,411	86,199
SunTrust Banks, Inc.	1,369	90,411
SVB Financial Group*	160	46,260
Wells Fargo & Co. (a)	1,709	94,767
Zions Bancorp	312	16,440

		739,786

Beverages — 3.6%
Coca-Cola Co. (The) (a)	3,168	138,927
PepsiCo, Inc. (a)	1,723	187,580

		326,507

Biotechnology — 2.2%
Alexion Pharmaceuticals, Inc.*	193	23,966
Biogen, Inc.*	185	53,655
Celgene Corp.*	253	20,091
Gilead Sciences, Inc. (a)	916	64,888
Vertex Pharmaceuticals, Inc.*	230	39,071

		201,671

Building Products — 0.4%
Allegion plc	375	29,021
Masco Corp.	242	9,070

		38,091

Capital Markets — 4.2%
Bank of New York Mellon Corp. (The)	634	34,196
Charles Schwab Corp. (The)	457	23,357
Goldman Sachs Group, Inc. (The) (a)	191	42,058
Intercontinental Exchange, Inc. (a)	829	60,965

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued
Morgan Stanley (a)	3,066	145,341
S&P Global, Inc.	270	55,018
State Street Corp.	190	17,666

		378,601

Chemicals — 3.7%
Celanese Corp., Series A	119	13,177
DowDuPont, Inc.	3,130	206,329
Eastman Chemical Co.	1,112	111,114

		330,620

Commercial Services & Supplies — 0.8%
Waste Connections, Inc.	131	9,829
Waste Management, Inc.	715	58,125

		67,954

Consumer Finance — 0.4%
Capital One Financial Corp. (a)	376	34,565

Containers & Packaging — 1.1%
Crown Holdings, Inc.*	891	39,878
WestRock Co.	1,108	63,192

		103,070

Diversified Financial Services — 1.1%
Berkshire Hathaway, Inc., Class B*	347	64,786
Voya Financial, Inc.	767	36,058

		100,844

Diversified Telecommunication Services — 1.0%
Verizon Communications, Inc. (a)	1,860	93,593

Electric Utilities — 3.3%
Evergy, Inc.	732	41,096
Exelon Corp.	706	30,061
FirstEnergy Corp.	332	11,937
NextEra Energy, Inc. (a)	750	125,354
PG&E Corp.	230	9,788
Xcel Energy, Inc.	1,844	84,253

		302,489

Electrical Equipment — 0.9%
Eaton Corp. plc (a)	1,038	77,602

Equity Real Estate Investment Trusts (REITs) — 2.3%
AvalonBay Communities, Inc.	226	38,875
Brixmor Property Group, Inc.	1,420	24,745
Camden Property Trust	108	9,811
HCP, Inc.	261	6,751
JBG SMITH Properties	356	12,988

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	5

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Mid-America Apartment Communities, Inc.	101	10,128
Prologis, Inc.	214	14,034
SBA Communications Corp.*	58	9,617
Ventas, Inc.	402	22,882
Vornado Realty Trust	791	58,506

		208,337

Food Products — 1.7%
Kellogg Co.	230	16,082
Mondelez International, Inc., Class A (a)	3,382	138,651

		154,733

Health Care Equipment & Supplies — 4.8%
Boston Scientific Corp.*	3,977	130,036
Danaher Corp. (a)	493	48,618
Medtronic plc (a)	1,419	121,515
Zimmer Biomet Holdings, Inc. (a)	1,172	130,554

		430,723

Health Care Providers & Services — 4.0%
AmerisourceBergen Corp.	666	56,799
Cigna Corp.	388	65,979
CVS Health Corp.	204	13,099
UnitedHealth Group, Inc. (a)	931	228,332

		364,209

Hotels, Restaurants & Leisure — 0.8%
Hilton Worldwide Holdings, Inc.	451	35,723
Yum! Brands, Inc.	419	32,807

		68,530

Household Durables — 0.1%
Lennar Corp., Class A	132	6,952

Household Products — 0.2%
Energizer Holdings, Inc.	300	18,892

Industrial Conglomerates — 1.3%
3M Co.	45	8,827
Honeywell International, Inc. (a)	763	109,846

		118,673

Insurance — 3.5%
American International Group, Inc.	1,325	70,271
Axis Capital Holdings Ltd.	177	9,833
Chubb Ltd.	71	8,969
Hartford Financial Services Group, Inc. (The)	1,666	85,170
Lincoln National Corp.	115	7,172

INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued
Principal Financial Group, Inc. (a)	639	33,829
Prudential Financial, Inc.	1,068	99,833

		315,077

Internet & Direct Marketing Retail — 4.0%
Amazon.com, Inc.* (a)	186	316,522
Netflix, Inc.*	113	44,123

		360,645

Internet Software & Services — 7.4%
Alphabet, Inc., Class A* (a)	189	213,011
Alphabet, Inc., Class C* (a)	247	275,511
Facebook, Inc., Class A* (a)	928	180,331

		668,853

IT Services — 7.4%
Accenture plc, Class A	250	40,894
Alliance Data Systems Corp.	207	48,265
Fidelity National Information Services, Inc.	732	77,662
Mastercard, Inc., Class A (a)	627	123,295
PayPal Holdings, Inc.*	1,320	109,898
Square, Inc., Class A*	97	5,991
Visa, Inc., Class A	973	128,832
WEX, Inc.*	399	75,961
Worldpay, Inc.*	710	58,092

		668,890

Leisure Products — 0.1%
Hasbro, Inc.	50	4,597

Life Sciences Tools & Services — 0.0% (b)
Agilent Technologies, Inc.	1	36

Machinery — 1.6%
Caterpillar, Inc.	220	29,795
Deere & Co.	89	12,417
Parker-Hannifin Corp.	217	33,815
Stanley Black & Decker, Inc.	491	65,227

		141,254

Media — 3.7%
Charter Communications, Inc., Class A*	468	137,111
Discovery, Inc., Class A*	1,660	45,640
Discovery, Inc., Class C*	848	21,622
Twenty-First Century Fox, Inc., Class A	702	34,883
Walt Disney Co. (The) (a)	906	94,925

		334,181

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Multiline Retail — 0.6%
Dollar Tree, Inc.*	657	55,808

Multi-Utilities — 0.7%
Public Service Enterprise Group, Inc.	1,169	63,305

Oil, Gas & Consumable Fuels — 11.1%
Andeavor	556	72,924
Chevron Corp.	591	74,722
Diamondback Energy, Inc. (a)	372	48,977
EOG Resources, Inc. (a)	1,194	148,570
Marathon Petroleum Corp.	1,099	77,114
Occidental Petroleum Corp. (a)	3,647	305,167
ONEOK, Inc.	136	9,490
Parsley Energy, Inc., Class A*	2,172	65,769
Pioneer Natural Resources Co. (a)	979	185,268
TransCanada Corp. (Canada)	414	17,881

		1,005,882

Pharmaceuticals — 4.9%
Allergan plc (a)	108	18,082
Bristol-Myers Squibb Co.	1,125	62,284
Eli Lilly & Co. (a)	609	51,993
Merck & Co., Inc.	1,517	92,058
Mylan NV* (a)	604	21,811
Pfizer, Inc. (a)	5,468	198,376

		444,604

Road & Rail — 3.8%
Norfolk Southern Corp. (a)	1,350	203,629
Union Pacific Corp. (a)	981	138,950

		342,579

Semiconductors & Semiconductor Equipment — 6.7%
Analog Devices, Inc. (a)	857	82,195
Broadcom, Inc. (a)	1,015	246,379
Micron Technology, Inc.*	344	18,029
NVIDIA Corp.	635	150,468
Teradyne, Inc.	14	546
Texas Instruments, Inc. (a)	877	96,724
Universal Display Corp.	91	7,819

		602,160

Software — 8.4%
Adobe Systems, Inc.*	206	50,201
Electronic Arts, Inc.*	326	45,960
Intuit, Inc.	224	45,664
Microsoft Corp. (a)	4,182	412,338

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued
Oracle Corp. (a)	1,325	58,397
salesforce.com, Inc.* (a)	848	115,681
Workday, Inc., Class A*	216	26,173

		754,414

Specialty Retail — 3.3%
AutoZone, Inc.*	136	91,079
Home Depot, Inc. (The) (a)	755	147,254
Lowe’s Cos., Inc.	232	22,201
O’Reilly Automotive, Inc.* (a)	123	33,558

		294,092

Technology Hardware, Storage & Peripherals — 3.1%
Apple, Inc. (a)	1,499	277,485

Textiles, Apparel & Luxury Goods — 1.3%
NIKE, Inc., Class B (a)	714	56,930
PVH Corp.	410	61,368

		118,298

Tobacco — 1.1%
Altria Group, Inc.	1,778	100,975

Wireless Telecommunication Services — 0.1%
T-Mobile US, Inc.*	199	11,890

Total Common Stocks (Cost $8,096,899)		11,142,067

Short-Term Investments — 1.4%
Investment Companies — 1.4%
JPMorgan U.S. Government Money Market Fund Institutional Class Shares, 1.80% (c) (d) (Cost $126,714)	126,714	126,714

Total Long Positions (Cost $8,223,613)		11,268,781

Short Positions — (24.3)%
Common Stocks — (24.3)%
Air Freight & Logistics — (0.4)%
CH Robinson Worldwide, Inc.	(97)	(8,089)
United Parcel Service, Inc., Class B	(247)	(26,264)

		(34,353)

Auto Components — (0.0)% (b)
Lear Corp.	(22)	(4,156)

Automobiles — (0.4)%
General Motors Co.	(394)	(15,533)
Tesla, Inc.*	(51)	(17,418)

		(32,951)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	7

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Banks — (1.1)%
BancorpSouth Bank	(394)	(12,994)
Bank of Hawaii Corp.	(109)	(9,079)
Commerce Bancshares, Inc.	(138)	(8,937)
First Hawaiian, Inc.	(320)	(9,284)
M&T Bank Corp.	(48)	(8,224)
People’s United Financial, Inc.	(1,702)	(30,792)
US Bancorp	(443)	(22,182)

		(101,492)

Beverages — (0.2)%
Brown-Forman Corp., Class B	(297)	(14,559)

Biotechnology — (0.3)%
Amgen, Inc.	(152)	(28,075)

Building Products — (0.4)%
Fortune Brands Home & Security, Inc.	(155)	(8,329)
Johnson Controls International plc	(749)	(25,057)

		(33,386)

Capital Markets — (0.5)%
FactSet Research Systems, Inc.	(105)	(20,736)
Invesco Ltd.	(478)	(12,699)
Northern Trust Corp.	(144)	(14,812)

		(48,247)

Chemicals — (1.8)%
Air Products & Chemicals, Inc.	(115)	(17,980)
Albemarle Corp.	(557)	(52,502)
Ecolab, Inc.	(105)	(14,747)
LyondellBasell Industries NV, Class A	(125)	(13,779)
PPG Industries, Inc.	(262)	(27,225)
Praxair, Inc.	(227)	(35,854)

		(162,087)

Commercial Services & Supplies — (0.2)%
Republic Services, Inc.	(274)	(18,698)

Communications Equipment — (0.2)%
Cisco Systems, Inc.	(211)	(9,063)
Juniper Networks, Inc.	(339)	(9,302)

		(18,365)

Consumer Finance — (0.4)%
Synchrony Financial	(1,002)	(33,438)

Containers & Packaging — (0.4)%
AptarGroup, Inc.	(98)	(9,196)
Packaging Corp. of America	(111)	(12,377)

INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — continued
Sealed Air Corp.	(179)	(7,593)
Sonoco Products Co.	(88)	(4,596)

		(33,762)

Electric Utilities — (0.6)%
Edison International	(158)	(9,979)
Pinnacle West Capital Corp.	(78)	(6,297)
Southern Co. (The)	(916)	(42,437)

		(58,713)

Electrical Equipment — (0.4)%
Hubbell, Inc.	(170)	(17,966)
Rockwell Automation, Inc.	(130)	(21,674)

		(39,640)

Energy Equipment & Services — (1.6)%
Baker Hughes a GE Co.	(722)	(23,863)
Halliburton Co.	(445)	(20,044)
Helmerich & Payne, Inc.	(215)	(13,689)
National Oilwell Varco, Inc.	(222)	(9,627)
Schlumberger Ltd.	(1,157)	(77,533)

		(144,756)

Equity Real Estate Investment Trusts (REITs) — (1.4)%
Alexandria Real Estate Equities, Inc.	(150)	(18,951)
Apartment Investment & Management Co., Class A	(210)	(8,875)
Crown Castle International Corp.	(87)	(9,364)
Realty Income Corp.	(431)	(23,177)
Simon Property Group, Inc.	(245)	(41,737)
SL Green Realty Corp.	(219)	(22,039)

		(124,143)

Food & Staples Retailing — (0.8)%
Kroger Co. (The)	(540)	(15,375)
Walgreens Boots Alliance, Inc.	(224)	(13,460)
Walmart, Inc.	(533)	(45,694)

		(74,529)

Food Products — (0.7)%
General Mills, Inc.	(470)	(20,792)
Hershey Co. (The)	(150)	(13,964)
McCormick & Co., Inc. (Non-Voting)	(211)	(24,529)

		(59,285)

Health Care Equipment & Supplies — (0.8)%
Abbott Laboratories	(149)	(9,109)
DENTSPLY SIRONA, Inc.	(264)	(11,564)

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Health Care Equipment & Supplies — continued
Stryker Corp.	(254)	(42,856)
Varian Medical Systems, Inc.*	(104)	(11,833)

		(75,362)

Health Care Providers & Services — (1.0)%
Cardinal Health, Inc.	(498)	(24,313)
Henry Schein, Inc.*	(825)	(59,955)
Patterson Cos., Inc.	(373)	(8,448)

		(92,716)

Health Care Technology — (0.3)%
Cerner Corp.*	(530)	(31,679)

Hotels, Restaurants & Leisure — (0.3)%
Carnival Corp.	(146)	(8,379)
Chipotle Mexican Grill, Inc.*	(31)	(13,542)
McDonald’s Corp.	(55)	(8,665)

		(30,586)

Household Durables — (0.2)%
Whirlpool Corp.	(110)	(16,099)

Household Products — (1.5)%
Church & Dwight Co., Inc.	(201)	(10,708)
Clorox Co. (The)	(326)	(44,109)
Kimberly-Clark Corp.	(264)	(27,828)
Procter & Gamble Co. (The)	(633)	(49,419)

		(132,064)

Industrial Conglomerates — (0.3)%
General Electric Co.	(2,055)	(27,966)

Insurance — (0.8)%
Aflac, Inc.	(325)	(13,969)
Arch Capital Group Ltd.*	(476)	(12,603)
RenaissanceRe Holdings Ltd. (Bermuda)	(14)	(1,735)
Torchmark Corp.	(260)	(21,202)
Travelers Cos., Inc. (The)	(128)	(15,718)
WR Berkley Corp.	(70)	(5,092)

		(70,319)

Internet Software & Services — (0.3)%
eBay, Inc.*	(656)	(23,800)

IT Services — (0.5)%
Automatic Data Processing, Inc.	(112)	(15,056)
Paychex, Inc.	(264)	(18,060)
Total System Services, Inc.	(108)	(9,162)

		(42,278)

INVESTMENTS	SHARES (000)	VALUE ($000)

Leisure Products — (0.1)%
Mattel, Inc.	(519)	(8,520)

Machinery — (0.3)%
Cummins, Inc.	(101)	(13,382)
Donaldson Co., Inc.	(356)	(16,048)

		(29,430)

Media — (0.5)%
AMC Networks, Inc., Class A*	(68)	(4,252)
Interpublic Group of Cos., Inc. (The)	(371)	(8,707)
Omnicom Group, Inc.	(489)	(37,286)

		(50,245)

Multiline Retail — (0.1)%
Target Corp.	(124)	(9,466)

Multi-Utilities — (0.8)%
CenterPoint Energy, Inc.	(359)	(9,946)
Consolidated Edison, Inc.	(233)	(18,167)
Dominion Energy, Inc.	(398)	(27,102)
DTE Energy Co.	(190)	(19,639)

		(74,854)

Oil, Gas & Consumable Fuels — (2.3)%
Apache Corp.	(969)	(45,295)
ConocoPhillips	(284)	(19,783)
Continental Resources, Inc.*	(62)	(4,008)
Enbridge, Inc. (Canada)	(934)	(33,324)
Exxon Mobil Corp.	(855)	(70,715)
Hess Corp.	(220)	(14,710)
Marathon Oil Corp.	(402)	(8,378)
Murphy Oil Corp.	(141)	(4,765)
Targa Resources Corp.	(95)	(4,708)

		(205,686)

Paper & Forest Products — (0.1)%
Domtar Corp.	(109)	(5,201)

Road & Rail — (0.2)%
Canadian National Railway Co. (Canada)	(246)	(20,086)

Semiconductors & Semiconductor Equipment — (1.1)%
Applied Materials, Inc.	(391)	(18,068)
Intel Corp.	(653)	(32,471)
Lam Research Corp.	(50)	(8,658)
Qorvo, Inc.*	(111)	(8,881)
QUALCOMM, Inc.	(78)	(4,386)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	(125)	(4,560)
Xilinx, Inc.	(329)	(21,494)

		(98,518)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	9

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Specialty Retail — (0.2)%
Bed Bath & Beyond, Inc.	(734)	(14,627)

Technology Hardware, Storage & Peripherals — (0.5)%
NetApp, Inc.	(129)	(10,151)
Seagate Technology plc	(395)	(22,291)
Western Digital Corp.	(160)	(12,420)

		(44,862)

Textiles, Apparel & Luxury Goods — (0.3)%
Hanesbrands, Inc.	(1,072)	(23,606)
Ralph Lauren Corp.	(34)	(4,245)

		(27,851)

Total Common Stocks (Proceeds $(2,290,057))		(2,196,850)

Total Short Positions (Proceeds $(2,290,057))		(2,196,850)

Total Investments — 100.5% (Cost $5,933,556)		9,071,931
Liabilities in Excess of Other Assets — (0.5%)		(43,308)

Net Assets — 100.0%		$9,028,623

Percentages indicated are based on net assets.

Futures contracts outstanding as of June 30, 2018 (amounts in thousands except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	319	09/2018	USD	43,410	25

					25

Abbreviations

ADR	AmericanDepositary Receipt
USD	UnitedStates Dollar

(a)	Allor a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is approximately $2,980,750,000 and $2,000 respectively.
(b)	Amountrounds to less than 0.05% of net assets.
(c)	Investmentin affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	Therate shown is the current yield as of June 30, 2018.
*	Non-incomeproducing security.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	11

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018

(Amounts in thousands, except per share amounts)

	JPMorgan U.S. Large Cap Core Plus Fund
ASSETS:
Investments in non-affiliates, at value	$11,142,067
Investments in affiliates, at value	126,714
Restricted cash for securities sold short	—	(a)
Deposits at broker for futures contracts	1,910
Deposits at broker for securities sold short	2
Receivables:
Investment securities sold	82,266
Fund shares sold	3,986
Dividends from non-affiliates	8,767
Dividends from affiliates	99
Variation margin on futures contracts	33

Total Assets	11,365,844

LIABILITIES:
Payables:
Due to custodian	1
Securities sold short, at value	2,196,850
Dividend expense to non-affiliates on securities sold short	3,977
Investment securities purchased	124,607
Interest expense to non-affiliates on securities sold short	973
Fund shares redeemed	4,320
Accrued liabilities:
Investment advisory fees	5,029
Distribution fees	267
Service fees	883
Custodian and accounting fees	92
Trustees’ and Chief Compliance Officer’s fees	4
Other	218

Total Liabilities	2,337,221

Net Assets	$9,028,623

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

JPMorgan U.S. Large Cap Core Plus Fund
NET ASSETS:
Paid-in-Capital	$5,277,038
Accumulated undistributed (distributions in excess of) net investment income	13,934
Accumulated net realized gains (losses)	599,251
Net unrealized appreciation (depreciation)	3,138,400

Total Net Assets	$9,028,623

Net Assets:
Class A	$772,656
Class C	158,677
Class I	6,169,553
Class R2	6,528
Class R5	126,084
Class R6	1,795,125

Total	$9,028,623

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	25,668
Class C	5,538
Class I	202,219
Class R2	223
Class R5	4,114
Class R6	58,597

Net Asset Value (a):
Class A — Redemption price per share	$30.10
Class C — Offering price per share (b)	28.65
Class I — Offering and redemption price per share	30.51
Class R2 — Offering and redemption price per share	29.31
Class R5 — Offering and redemption price per share	30.65
Class R6 — Offering and redemption price per share	30.63
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$31.77

Cost of investments in non-affiliates	$8,096,899
Cost of investments in affiliates	126,714
Proceeds from securities sold short	2,290,057

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	13

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2018

(Amounts in thousands)

JPMorgan U.S. Large Cap Core Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$16
Interest income from affiliates	4
Dividend income from non-affiliates	184,315
Dividend income from affiliates	1,158

Total investment income	185,493

EXPENSES:
Investment advisory fees	73,722
Administration fees	7,490
Distribution fees:
Class A	2,029
Class C	1,378
Class R2	33
Service fees:
Class A	2,029
Class C	460
Class I	17,636
Class R2	16
Class R5	148
Custodian and accounting fees	551
Interest expense to affiliates	1
Professional fees	172
Trustees’ and Chief Compliance Officer’s fees	15
Printing and mailing costs	312
Registration and filing fees	206
Transfer agency fees (See Note 2.E.)	184
Other	157
Dividend expense to non-affiliates on securities sold short	61,077
Interest expense to non-affiliates on securities sold short	17,171

Total expenses	184,787

Less fees waived	(22,245)
Less earnings credits	— (a)

Net expenses	162,542

Net investment income (loss)	22,951

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,612,821
Futures contracts	6,656
Securities sold short	(291,297)

Net realized gain (loss)	1,328,180

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(281,128)
Futures contracts	195
Securities sold short	110,154

Change in net unrealized appreciation/depreciation	(170,779)

Net realized/unrealized gains (losses)	1,157,401

Change in net assets resulting from operations	$1,180,352

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22,951	$22,794
Net realized gain (loss)	1,328,180	1,492,035
Change in net unrealized appreciation/depreciation	(170,779)	436,186

Change in net assets resulting from operations	1,180,352	1,951,015

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(410)
From net realized gains	(103,489)	(35,447)
Class C
From net realized gains	(23,856)	(9,412)
Class I
From net investment income	(5,329)	(27,611)
From net realized gains	(789,648)	(354,137)
Class R2
From net realized gains	(836)	(299)
Class R5
From net investment income	(379)	(2,614)
From net realized gains	(16,241)	(21,795)
Class R6 (a)
From net investment income	(7,053)	—
From net realized gains	(244,186)	—

Total distributions to shareholders	(1,191,017)	(451,725)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(202,590)	(2,133,477)

NET ASSETS:
Change in net assets	(213,255)	(634,187)
Beginning of period	9,241,878	9,876,065

End of period	$9,028,623	$9,241,878

Accumulated undistributed (distributions in excess of) net investment income	$13,934	$2,440

(a)	Commencement of offering of class of shares effective November 1, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	15

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$152,196	$130,613
Distributions reinvested	101,567	34,876
Cost of shares redeemed	(269,078)	(398,212)

Change in net assets resulting from Class A capital transactions	$(15,315)	$(232,723)

Class C
Proceeds from shares issued	$14,610	$15,285
Distributions reinvested	20,635	8,026
Cost of shares redeemed	(76,640)	(66,631)

Change in net assets resulting from Class C capital transactions	$(41,395)	$(43,320)

Class I
Proceeds from shares issued	$942,669	$817,311
Distributions reinvested	743,582	248,126
Cost of shares redeemed	(3,753,341)	(2,423,962)

Change in net assets resulting from Class I capital transactions	$(2,067,090)	$(1,358,525)

Class R2
Proceeds from shares issued	$1,855	$1,756
Distributions reinvested	469	167
Cost of shares redeemed	(1,954)	(2,690)

Change in net assets resulting from Class R2 capital transactions	$370	$(767)

Class R5
Proceeds from shares issued	$21,497	$37,761
Distributions reinvested	16,608	21,192
Cost of shares redeemed	(83,469)	(557,095)

Change in net assets resulting from Class R5 capital transactions	$(45,364)	$(498,142)

Class R6 (a)
Proceeds from shares issued	$2,206,431	$—
Distributions reinvested	224,242	—
Cost of shares redeemed	(464,469)	—

Change in net assets resulting from Class R6 capital transactions	$1,966,204	$—

Total change in net assets resulting from capital transactions	$(202,590)	$(2,133,477)

(a)	Commencement of offering of class of shares effective November 1, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

	JPMorgan U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	4,946	4,576
Reinvested	3,475	1,240
Redeemed	(8,817)	(13,907)

Change in Class A Shares	(396)	(8,091)

Class C
Issued	501	546
Reinvested	740	296
Redeemed	(2,586)	(2,396)

Change in Class C Shares	(1,345)	(1,554)

Class I
Issued	30,549	28,076
Reinvested	25,111	8,722
Redeemed	(116,782)	(84,025)

Change in Class I Shares	(61,122)	(47,227)

Class R2
Issued	63	63
Reinvested	16	6
Redeemed	(65)	(94)

Change in Class R2 Shares	14	(25)

Class R5
Issued	689	1,318
Reinvested	557	741
Redeemed	(2,602)	(18,958)

Change in Class R5 Shares	(1,356)	(16,899)

Class R6 (a)
Issued	66,258	—
Reinvested	7,523	—
Redeemed	(15,184)	—

Change in Class R6 Shares	58,597	—

(a)	Commencement of offering of class of shares effective November 1, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	17

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED JUNE 30, 2018

(Amounts in thousands)

JPMorgan U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Increase in net assets resulting from operations	$1,180,352

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(12,819,775)
Proceeds from disposition of investment securities	14,803,405
Covers of investment securities sold short	(5,848,406)
Proceeds from investment securities sold short	5,311,272
Purchases of short-term investments — affiliates, net	(76,782)
Change in unrealized (appreciation)/depreciation on investments	281,128
Change in unrealized (appreciation)/depreciation on investment securities sold short	(110,154)
Net realized (gain)/loss on investments	(1,612,821)
Net realized (gain)/loss on investments securities sold short	291,297
Decrease in restricted cash	918
Increase in deposits at broker for futures contracts	(1,100)
Increase in deposits to broker for securities sold short	(2)
Decrease in dividends receivable from non-affiliates	2,231
Increase in dividends receivable from affiliates	(56)
Increase in variation margin receivable	(33)
Increase in dividend expense payable to non-affiliates on securities sold short	650
Decrease in interest expense payable to non-affiliates on securities sold short	(467)
Decrease in variation margin payable	(101)
Decrease in investment advisory fees payable	(400)
Decrease in administration fees payable	(162)
Decrease in service fees payable	(924)
Decrease in distribution fees payable	(27)
Increase in custodian and accounting fees payable	59
Decrease in trustees’ and chief compliance office fees payable	(41)
Decrease in other accrued expenses payable	(83)

Net cash provided (used) by operating activities	1,399,978

Cash flows provided (used) by financing activities:
Increase in due to custodian	1
Proceeds from shares issued	3,341,961
Payment for shares redeemed	(4,658,469)
Cash distributions paid to shareholders (net of reinvestments of $1,107,103)	(83,914)

Net cash provided (used) by financing activities	(1,400,421)

Net decrease in cash	(443)

Cash:
Beginning of period	443

End of period	$—

Supplemental disclosure of cash flow information:

For the year ended June 30, 2018, the Fund paid approximately $17,638 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

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JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Year Ended June 30, 2018	$30.35	$—	(f)(g)	$3.87	$3.87	$—	$(4.12)	$(4.12)
Year Ended June 30, 2017	26.06	—	(f)(g)	5.54	5.54	(0.01)	(1.24)	(1.25)
Year Ended June 30, 2016	29.81	0.04	(g)	(1.37)	(1.33)	— (f)	(2.42)	(2.42)
Year Ended June 30, 2015	29.50	0.06		2.49	2.55	(0.11)	(2.13)	(2.24)
Year Ended June 30, 2014	25.37	0.05	(g)(i)	6.44	6.49	(0.05)	(2.31)	(2.36)

Class C
Year Ended June 30, 2018	29.21	(0.15	)(g)	3.71	3.56	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.23	(0.14	)(g)	5.36	5.22	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.07	(0.10	)(g)	(1.32)	(1.42)	—	(2.42)	(2.42)
Year Ended June 30, 2015	28.85	(0.09)		2.44	2.35	—	(2.13)	(2.13)
Year Ended June 30, 2014	24.93	(0.09	)(g)(i)	6.32	6.23	—	(2.31)	(2.31)

Class I
Year Ended June 30, 2018	30.66	0.08	(g)	3.92	4.00	(0.03)	(4.12)	(4.15)
Year Ended June 30, 2017	26.32	0.08	(g)	5.59	5.67	(0.09)	(1.24)	(1.33)
Year Ended June 30, 2016	30.07	0.10	(g)	(1.37)	(1.27)	(0.06)	(2.42)	(2.48)
Year Ended June 30, 2015	29.74	0.13		2.52	2.65	(0.19)	(2.13)	(2.32)
Year Ended June 30, 2014	25.55	0.12	(g)(i)	6.50	6.62	(0.12)	(2.31)	(2.43)

Class R2
Year Ended June 30, 2018	29.74	(0.09	)(g)	3.78	3.69	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.61	(0.07	)(g)	5.44	5.37	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.40	(0.03	)(g)	(1.34)	(1.37)	—	(2.42)	(2.42)
Year Ended June 30, 2015	29.14	(0.01)		2.46	2.45	(0.06)	(2.13)	(2.19)
Year Ended June 30, 2014	25.11	(0.02	)(g)(i)	6.37	6.35	(0.01)	(2.31)	(2.32)

Class R5
Year Ended June 30, 2018	30.81	0.11	(g)	3.93	4.04	(0.08)	(4.12)	(4.20)
Year Ended June 30, 2017	26.44	0.13	(g)	5.62	5.75	(0.14)	(1.24)	(1.38)
Year Ended June 30, 2016	30.21	0.18	(g)	(1.40)	(1.22)	(0.13)	(2.42)	(2.55)
Year Ended June 30, 2015	29.86	0.18		2.55	2.73	(0.25)	(2.13)	(2.38)
Year Ended June 30, 2014	25.64	0.18	(g)(i)	6.51	6.69	(0.16)	(2.31)	(2.47)

Class R6
November 1, 2017 (j) through June 30, 2018	32.99	0.09	(g)	1.79	1.88	(0.12)	(4.12)	(4.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% or unless otherwise noted.
(e)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.15% and 1.40% for the year ended June 30, 2018, 1.25% and 1.43% for the year ended June 30, 2017, 1.26% and 1.49% for the year ended June 30, 2016, 1.30% and 1.66% for the year ended June 30, 2015 and 1.29% and 1.63% for the year ended June 30, 2014; for Class C are 1.65% and 1.90% for the year ended June 30, 2018, 1.75% and 1.94% for the year ended June 30, 2017, 1.76% and 2.00% for the year ended June 30, 2016, 1.80% and 2.15% for the year ended June 30, 2015 and 1.79% and 2.12% for the year ended June 30, 2014; for Class I are 0.90% and 1.15% for the year ended June 30, 2018, 0.98% and 1.16% for the year ended June 30, 2017, 1.00% and 1.21% for the year ended June 30, 2016, 1.05% and 1.38% for the year ended June 30, 2015 and 1.04% and 1.38% for the year ended June 30, 2014; for Class R2 are 1.47% and 1.67% for the year ended June 30, 2018, 1.50% and 1.76% for the year ended June 30, 2017, 1.51% and 1.84% for the year ended June 30, 2016, 1.55% and 1.97% for the year ended June 30, 2015 and 1.54% and 1.88% for the year ended June 30, 2014; for Class R5 are 0.79% and 1.00% for the year ended June 30, 2018, 0.80% and 0.96% for the year ended June 30, 2017, 0.80% and 0.97% for the year ended June 30, 2016, 0.85% and 1.17% for the year ended June 30, 2015 and 0.85% and 1.18% for the year ended June 30, 2014; for Class R6 are 0.70% and 0.90% for the year ended June 30, 2018, respectively.

(f)	Amount rounds to less than $0.005.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than 0.005%.
(i)

Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.05, $(0.09), $0.12, ($0.02) and $0.17 for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been 0.17%, (0.34)%, 0.42%, (0.09)% and 0.62% for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding securities sold short) (b)	Portfolio turnover rate (including securities sold short) (b)

$30.10	13.16%	$772,656	2.01%	0.01%		2.26%	110%	161%
30.35	21.64	791,067	2.20	0.00	(h)	2.39	94	131
26.06	(4.52)	890,217	2.21	0.14		2.44	88	127
29.81	9.05	943,586	2.33	0.18		2.69	94	127
29.50	26.73	955,036	2.14	0.19	(i)	2.48	90	122

28.65	12.58	158,677	2.50	(0.50)		2.75	110	161
29.21	21.05	201,031	2.70	(0.50)		2.89	94	131
25.23	(4.98)	212,879	2.71	(0.37)		2.95	88	127
29.07	8.51	263,257	2.83	(0.31)		3.18	94	127
28.85	26.09	264,106	2.64	(0.32	)(i)	2.97	90	122

30.51	13.46	6,169,553	1.75	0.27		2.00	110	161
30.66	21.95	8,075,047	1.94	0.27		2.12	94	131
26.32	(4.28)	8,175,603	1.95	0.38		2.16	88	127
30.07	9.32	10,354,676	2.08	0.45		2.41	94	127
29.74	27.05	9,277,524	1.89	0.44	(i)	2.23	90	122

29.31	12.81	6,528	2.31	(0.30)		2.52	110	161
29.74	21.33	6,207	2.45	(0.24)		2.71	94	131
25.61	(4.74)	5,987	2.46	(0.11)		2.79	88	127
29.40	8.79	5,821	2.58	(0.05)		3.00	94	127
29.14	26.41	5,273	2.39	(0.07	)(i)	2.73	90	122

30.65	13.57	126,084	1.65	0.37		1.85	110	161
30.81	22.18	168,526	1.76	0.47		1.92	94	131
26.44	(4.07)	591,379	1.75	0.73		1.92	88	127
30.21	9.54	301,894	1.88	0.65		2.20	94	127
29.86	27.29	263,148	1.70	0.64	(i)	2.03	90	122

30.63	6.10	1,795,125	1.54	0.44		1.74	110	161

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan U.S. Large Cap Core Plus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6*	Diversified

*	Class R6 commenced operations on November 1, 2017.

The investment objective of the Fund is to seek to provide a high total return from a portfolio of selected equity securities.

Effective as of the close of business on April 17, 2014, the Fund was publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses. Effective May 24, 2017, limited offering was removed on the Fund.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund is calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

22	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$11,268,781	$—	$—	$11,268,781

Total Liabilities for Securities Sold Short (a)	$(2,196,850)	$—	$—	$(2,196,850)

Appreciation in Other Financial Instruments
Futures Contracts (a)	$25	$—	$—	$25

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2018.

B. Futures Contracts — The Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2018 (amounts in thousands):

Futures Contracts — Equity
Average Notional Balance Long	$59,704
Ending Notional Balance Long	43,410

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Short Sales — The Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund’s custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as Interest income or Interest expense on securities sold short on the Statement of Operations.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as Dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation (depreciation) on the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2018, the Fund had outstanding short sales as listed on the SOI.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and dividend expense on securities sold short are recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Fund for the year ended June 30, 2018 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R2	Class R5	Class R6	Total
Transfer agency fees	$44	$12	$111	$2	$12	$3	$184

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2018, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$97,098	$1,304	$(98,402)

The reclassifications for the Fund relate primarily to tax equalization.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.80% of the Fund’s respective average daily net assets.

24	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2018, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25%, 0.75% and 0.50% of the average daily net assets of Class A, Class C and Class R2, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2018, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$15	$—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Service Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R5
0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R5	Class R6
1.10%	1.60%	0.85%	1.45%	0.80%	0.70%

Prior to November 1, 2017, the contractual expense limitations were 1.25%, 1.75%, 0.99% and 1.50% for Class A, Class C, Class I and Class R2, respectively.

The expense limitation agreement was in effect for the year ended June 30, 2018 and is in place until at least October 31, 2018 for Class R5 and Class R6 and October 31, 2019 for Class A, Class C, Class I and Class R2.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

For the year ended June 30, 2018, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total
$10,097	$6,667	$5,279	$22,043

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2018 was approximately $202,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Fund may use related party broker-dealers. For the year ended June 30, 2018, the following Fund incurred approximately $1,000 in commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2018, purchases and sales of investments (excluding short-term investments were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$12,581,176	$14,377,016	$5,274,972	$5,786,984

During the year ended June 30, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2018 were as follows (amounts in thousands):

Aggregate Cost*	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$6,173,670	$3,038,391	$140,105	$2,898,286

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2018 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$12,761	$1,178,256	$1,191,017

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

26	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

The tax character of distributions paid during the year ended June 30, 2017 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$30,635	$421,090	$451,725

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$14,079	$957,445	$2,896,547

For the Fund, the cumulative timing differences primarily consist of post-October capital loss deferrals and wash sale loss deferrals.

Net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2018, the Fund deferred to July 1, 2018 the following capital losses of (amounts in thousands):

Net Capital Losses
Short-Term	Long-Term
$116,342	$—

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2018. Average borrowings from the Facility for, during the year ended June 30, 2018, were as follows:

Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
$13,583	2.64%	1	$1

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

The Fund did not utilize the Credit Facility during the year ended June 30, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of June 30, 2018, the Fund had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

Number of Affiliated Omnibus Account	% of the fund	Number of Non-Affiliated Omnibus Account	% of the fund
4	21.4%	7	42.4%

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

As of June 30, 2018, the Fund pledged a significant portion of its assets for securities sold short to Scotiabank.

8. Investment Company Reporting Modernization

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Fund’s financial statements as of June 30, 2018. The adoption had no effect on the Fund’s net assets or results of operations.

9. New Accounting Pronouncement

In August 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-18 (“ASU 2016-18”) Statement of Cash Flows (Topic 230) Restricted Cash, which clarifies guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. ASU 2016-18 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. Management is currently evaluating the implications of these changes on the financial statements, if any.

28	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan U.S. Large Cap Core Plus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan U.S. Large Cap Core Plus Fund (one of the funds constituting JPMorgan Trust I, referred to hereafter as the “Fund”) as of June 30, 2018, the related statements of operations and cash flows for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 28, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	29

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	135	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer (2014-2017), President and Chief Operating Officer, NYLIFE Distributors LLC (registered broker-dealer) (2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); President (2015-2017), Co-President (2014-2015) and Senior Managing Director, New York Life Investment Management LLC (registered investment adviser) (2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (formerly MainStay VP Series Fund, Inc.) (registered investment companies) (2007-2017); President, MainStay DefinedTerm Municipal Opportunities Fund (registered investment company) (2011-2017); President, MainStay Funds Trust (registered investment companies) (2009-2017); President, The MainStay Funds (registered investment companies) (2007-2017).	135	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	135	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	135	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	135	None

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	135	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-2017; Advisory Board Member, Betterment for Business (2016-2017) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-2017) (index creator); Member, Russell Index Client Advisory Board (2001-2015); Advisory Board Member, State Street Global Advisors’ OCIO Board (2017-present).

30	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	135	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	135	None

Marilyn McCoy*** (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	135	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	135	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	135	Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Trout Unlimited (2017-present).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	135	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	135	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (135 funds).

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	31

TRUSTEES

(Unaudited) (continued)

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Fund’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Fund’s financial statements and do not provide other services to the Fund. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

32	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014–present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Noah Greenhill (1969), Secretary (2018)	Managing Director and General Counsel, JPMorgan Asset Management (2015–Present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	33

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2018, and continued to hold your shares at the end of the reporting period, June 30, 2018.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Actual	$1,000.00	$1,016.90	$9.53	1.91%
Hypothetical	1,000.00	1,015.35	9.52	1.91
Class C
Actual	1,000.00	1,014.50	12.07	2.42
Hypothetical	1,000.00	1,012.82	12.06	2.42
Class I
Actual	1,000.00	1,018.40	8.34	1.67
Hypothetical	1,000.00	1,016.54	8.33	1.67
Class R2
Actual	1,000.00	1,015.20	11.32	2.27
Hypothetical	1,000.00	1,013.56	11.31	2.27
Class R5
Actual	1,000.00	1,018.60	8.04	1.61
Hypothetical	1,000.00	1,016.83	8.03	1.61
Class R6
Actual	1,000.00	1,019.00	7.59	1.52
Hypothetical	1,000.00	1,017.28	7.58	1.52

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

34	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2018

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Dividends Received Deduction (DRD)

The Fund had 100.00%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2018.

Long-Term Capital Gain

The Fund distributed approximately $1,275,341,000, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2018.

Qualified Dividend Income (QDI)

The Fund had approximately $12,761,000, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2018.

JUNE 30, 2018	J.P. MORGAN EQUITY FUNDS	35

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. June 2018.	AN-PLUS-618

Annual Report

J.P. Morgan Funds

June 30, 2018

JPMorgan Diversified Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy largely outpaced growth in other developed market nations during the twelve months ended June 30, 2018, and U.S. equity markets provided strong returns on the back of record corporate profits and historically low interest rates.

“Corporate earnings for the first and second quarters of 2018 reached record highs, with a sizeable majority of companies reporting better-than-expected results.” — George C.W. Gatch

During the first half of the reporting period, synchronized global economic growth helped the U.S. economy achieve its second-longest expansion on record. By the final months of 2017, U.S. unemployment had fallen to 4.1% and U.S. consumer confidence rose to its highest levels in nearly 17 years. Notably, U.S. equity prices climbed to record highs in every month from June through December and financial market volatility remained at historically low levels. In response to a tightening labor market and early signs of inflationary pressure, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2017.

In January 2018, U.S. equity prices continued to rise, aided somewhat by recently-enacted tax cut legislation. The Standard & Poor’s 500 Index (the “S&P 500”) reached fourteen record closing highs during the month, the last on January 26th.

Early February 2018 was marked by a sharp sell-off in both equities and bonds in the U.S., and the selling quickly spread to other financial markets. Stronger-than-expected economic data sparked investor fears of rapidly rising inflation and accelerated interest rate increases by the Fed. Over several days, the S&P 500 lost more than 10% of its value, a decline that was one of the fastest peak-to-trough drops in the history of the index. The sell-off in bonds led to a spike in yields on benchmark 10-year U.S. Treasury bonds that further roiled markets.

While U.S. equity prices had rebounded somewhat by the end of the reporting period, leading equity indexes never fully recovered. Financial market volatility rose sharply during the February sell-off and remained elevated through June 2018.

Meanwhile, the U.S. economy continued to expand in 2018, even as signs emerged of economic sluggishness in Europe and weakness in select emerging market nations. U.S. GDP rose 2.2% in the first quarter before jumping an estimated 4.1% in the second quarter, the largest increase in nearly four years. Corporate earnings for the first and second quarters of 2018 reached record levels, with a sizeable majority of companies reporting better-than-expected results. In response, the Fed raised interest rates again in March and June.

However, the U.S. imposition of import tariffs on billions of dollars’ worth of goods, and reciprocal trade sanctions from China and other leading U.S. trading partners, increasingly weighed on global financial markets in the first half of 2018. The economies of China, Japan, the European Union and the U.K. are more dependent on exports than the U.S., and the impact of a potentially escalating trade war on the global economy remained a concern among policy makers, economists and investors.

At the end of the reporting period, the world’s leading economies appeared to be on pace for continued, moderate growth. The outlook for corporate earnings remained positive amid tame inflationary pressure, historically low interest rates and buoyant consumer demand. While the Fed was further along in its monetary tightening cycle than its counterparts in other developed markets, the European Central Bank, the Bank of England and the Bank of Japan were all moving in some measure to reduce economic stimulus.

We believe that investors who hold a properly diversified portfolio and a long-term outlook may benefit from a largely positive environment for economic growth and financial markets. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2018	J.P. MORGAN FUNDS	1

JPMorgan Diversified Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	7.01%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	11.09%
Diversified Composite Benchmark**	6.45%

Net Assets as of 6/30/2018 (In Thousands)	$1,262,081

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Fund (the “Fund”) seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.

HOW DID THE MARKETS PERFORM?

Global equity markets provided strong positive returns for the reporting period, with U.S. equities largely outperforming other developed market and emerging market equities. Bond prices came under pressure in the second half of the reporting period amid rising U.S. interest rates.

Overall, equity prices were supported by synchronized global growth, rising corporate profits and accommodative policies from leading central banks. While the U.S. Federal Reserve raised interest rates twice during the first half of 2018, interest rates remained relatively low by historical standards. The Standard & Poor’s 500 Index (the “S&P 500”) reached record high closings in every month from July 2017 through January 2018.

In early February 2018, both equity and bond prices fell sharply. The S&P 500 lost more than 10% of its value over nine trading sessions and yields on 10-year U.S. Treasury bonds, which serve as a benchmark for a broad range of financial assets, spiked higher. While equity markets rebounded somewhat in subsequent weeks, financial market volatility remained elevated through June 2018.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class L Shares), which invests in a mix of U.S., international developed and emerging market equities and fixed income securities, underperformed the MSCI World Index (net of foreign withholding taxes) (the “World Index”), which is made up of U.S. and international equities, for the twelve months ended June 30, 2018. The Fund outperformed its Diversified Composite Benchmark (the “Composite Benchmark”), which consists of 60% MSCI World Index and

40% Bloomberg Barclays U.S. Aggregate Index for the twelve months ended June 30, 2018.

During the reporting period, global equities generally outperformed fixed income investments and the Fund’s allocation to fixed income securities detracted from performance relative to the World Index.

Within equities, the Fund’s security selection and overweight position in its U.S. equity strategies were leading contributors to performance relative to the Composite Benchmark. The Fund’s security selection in the international developed markets and emerging markets equity strategies detracted from relative performance.

Within fixed income, the Fund’s underweight position in its core fixed income strategies contributed to performance relative to the Composite Benchmark. The Fund’s security selection within its core fixed income strategies also had a positive impact on relative performance. The Fund’s overweight allocation within its high yield debt strategy detracted from relative performance. The Fund’s overweight allocation to emerging markets debt strategies also detracted from performance relative to the Composite Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund targeted a long-term strategic asset allocation consisting of the following asset classes: U.S. large-cap equity, U.S. small-cap equity, real estate investment trusts, international equity (including emerging markets equity) and U.S. and international fixed income. The Fund invested in individual securities and underlying J.P. Morgan funds to implement its long-term strategic asset allocation and short-to-intermediate-term tactical adjustments.

During the reporting period, the Fund had an opportunistic allocation to non-agency mortgage-backed securities. The Fund used futures to more easily implement the portfolio managers’ short-to-intermediate-term tactical asset allocation views. The Fund also employed futures and currency forwards to help manage cash flows and bring the Fund’s currency exposure closer in line with its U.S. dollar-denominated benchmarks.

2	J.P. MORGAN FUNDS	JUNE 30, 2018

TOP TEN HOLDINGS OF THE PORTFOLIO****
1.	JPMorgan Core Plus Bond Fund Class R6 Shares	6.3%
2.	JPMorgan Emerging Markets Equity Fund Class R6 Shares	3.5
3.	JPMorgan Floating Rate Income Fund Class R6 Shares	3.1
4.	JPMorgan Mid Cap Equity Fund Class R6 Shares	2.2
5.	JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares	2.0
6.	Apple, Inc.	1.0
7.	U.S. Treasury Notes, 1.13%, 01/31/19	1.0
8.	Amazon.com, Inc.	0.9
9.	Microsoft Corp.	0.9
10.	UnitedHealth Group, Inc.	0.7

PORTFOLIO COMPOSITION BY ASSET CLASS****
Common Stocks	56.6%
Investment Companies	17.0
Corporate Bonds	9.3
Collateralized Mortgage Obligations	6.9
Asset-Backed Securities	4.1
U.S. Treasury Obligations	2.3
Mortgage-Backed Securities	1.4
Others (each less than 1.0%)	1.2
Short-Term Investments	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Diversified Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%).
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN FUNDS	3

JPMorgan Diversified Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 24, 2003
With Sales Charge*		1.71%	6.41%	6.44%
Without Sales Charge		6.53	7.40	6.93
CLASS C SHARES	March 24, 2003
With CDSC**		5.02	6.87	6.38
Without CDSC		6.02	6.87	6.38
CLASS I SHARES	September 10, 2001	6.81	7.68	7.21
CLASS L SHARES	September 10, 1993	7.01	7.92	7.45
CLASS R6 SHARES	November 1, 2017	7.09	7.94	7.46

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18 )

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Diversified Fund, the MSCI World Index, the Diversified Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index and the Diversified Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Diversified Composite Benchmark is comprised of the MSCI World Index (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%). The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Mixed-Asset Target Allocation Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	JUNE 30, 2018

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 55.9%
Aerospace & Defense — 1.1%
Airbus SE (France)	16		1,816
Boeing Co. (The)	14		4,531
Dassault Aviation SA (France)	—	(a)	261
General Dynamics Corp.	10		1,786
Harris Corp.	1		91
Huntington Ingalls Industries, Inc.	—	(a)	82
L3 Technologies, Inc.	3		604
Lockheed Martin Corp.	1		417
Meggitt plc (United Kingdom)	77		502
Northrop Grumman Corp.	4		1,335
Raytheon Co.	1		136
Rockwell Collins, Inc.	—	(a)	33
Safran SA (France)	9		1,059
Textron, Inc.	2		110
Thales SA (France)	2		205
TransDigm Group, Inc.	—	(a)	23
United Technologies Corp.	7		915

			13,906

Air Freight & Logistics — 0.1%
Deutsche Post AG (Registered) (Germany)	12		388
Yamato Holdings Co. Ltd. (Japan)	18		521

			909

Airlines — 0.5%
Aeroflot PJSC (Russia)	5		11
AirAsia Group Bhd. (Malaysia)	302		224
American Airlines Group, Inc.	4		166
Copa Holdings SA, Class A (Panama)	3		327
Delta Air Lines, Inc.	38		1,860
Deutsche Lufthansa AG (Registered) (Germany)	17		400
International Consolidated Airlines Group SA (United Kingdom)	69		598
Japan Airlines Co. Ltd. (Japan)	12		439
Qantas Airways Ltd. (Australia)	119		543
Ryanair Holdings plc, ADR (Ireland)*	5		547
Southwest Airlines Co.	11		580
Turk Hava Yollari AO (Turkey)*	38		112
United Continental Holdings, Inc.*	3		196

			6,003

Auto Components — 0.4%
Aptiv plc	1		73
BorgWarner, Inc.	1		62
Bridgestone Corp. (Japan)	26		1,016

INVESTMENTS	SHARES (000)	VALUE ($000)

Auto Components — continued
Cie Generale des Etablissements Michelin SCA (France)	5	551
Cie Plastic Omnium SA (France)	2	102
Continental AG (Germany)	5	1,076
Faurecia SA (France)	9	623
FCC Co. Ltd. (Japan)	2	51
Huayu Automotive Systems Co. Ltd., Class A (China)	11	41
Koito Manufacturing Co. Ltd. (Japan)	4	291
LCI Industries	4	382
Nexteer Automotive Group Ltd. (China)	55	81
NGK Spark Plug Co. Ltd. (Japan)	16	443
Sumitomo Electric Industries Ltd. (Japan)	25	369
Toyota Boshoku Corp. (Japan)	6	117
TS Tech Co. Ltd. (Japan)	4	183
Weifu High-Technology Group Co. Ltd., Class A (China)	13	42

		5,503

Automobiles — 0.6%
Daimler AG (Registered) (Germany)	12	756
Fiat Chrysler Automobiles NV (United Kingdom)*	34	644
Ford Motor Co.	29	321
General Motors Co.	9	343
Harley-Davidson, Inc.	2	93
Honda Motor Co. Ltd. (Japan)	61	1,777
Mahindra & Mahindra Ltd. (India)	10	135
Renault SA (France)	7	551
Tesla, Inc.*	1	376
Toyota Motor Corp. (Japan)	38	2,451
Yamaha Motor Co. Ltd. (Japan)	12	306

		7,753

Banks — 5.0%
ABN AMRO Group NV, CVA (Netherlands)(b)	22	578
Akbank Turk A/S (Turkey)	77	125
Associated Banc-Corp.	14	390
Australia & New Zealand Banking Group Ltd. (Australia)	39	811
Banco Bilbao Vizcaya Argentaria SA (Spain)	110	777
Banco do Brasil SA (Brazil)*	51	375
Banco Santander Brasil SA (Brazil)	50	378
Banco Santander SA (Spain)	70	374
Bank Negara Indonesia Persero Tbk. PT (Indonesia)	419	206
Bank of America Corp.	258	7,282

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN FUNDS	5

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Banks — continued
Bank Rakyat Indonesia Persero Tbk. PT (Indonesia)	1,364	270
Bankia SA (Spain)	100	375
BankUnited, Inc.	10	422
BNP Paribas SA (France)	29	1,787
BOC Hong Kong Holdings Ltd. (China)	220	1,034
Cadence BanCorp	8	218
China Construction Bank Corp., Class H (China)*	1,256	1,149
China Merchants Bank Co. Ltd., Class H (China)*	135	493
CIMB Group Holdings Bhd. (Malaysia)	191	257
Citigroup, Inc.	65	4,333
Citizens Financial Group, Inc.	18	710
Comerica, Inc.	9	842
Commerce Bancshares, Inc.	5	307
Commonwealth Bank of Australia (Australia)	3	147
CTBC Financial Holding Co. Ltd. (Taiwan)	688	494
DBS Group Holdings Ltd. (Singapore)	114	2,221
DNB ASA (Norway)	16	321
East West Bancorp, Inc.	15	954
Erste Group Bank AG (Austria)*	21	874
Fifth Third Bancorp	26	760
First Financial Bancorp	9	279
First Hawaiian, Inc.	13	374
First Horizon National Corp.	24	424
First Interstate BancSystem, Inc., Class A	4	157
First Republic Bank	13	1,218
Glacier Bancorp, Inc.	1	35
Great Western Bancorp, Inc.	7	308
Hana Financial Group, Inc. (South Korea)	12	474
Hang Seng Bank Ltd. (Hong Kong)	5	130
HDFC Bank Ltd., ADR (India)	8	871
HSBC Holdings plc (United Kingdom)	133	1,246
Huntington Bancshares, Inc.	68	1,006
IBERIABANK Corp.	5	398
Industrial & Commercial Bank of China Ltd., Class H (China)	1,149	857
Industrial Bank of Korea (South Korea)	23	317
ING Groep NV (Netherlands)	153	2,203
Itau Unibanco Holding SA, ADR (Brazil)	109	1,131
Jyske Bank A/S (Registered) (Denmark)	5	276
KBC Group NV (Belgium)	9	672
KeyCorp	5	101
Kiatnakin Bank PCL (Thailand)	72	148
Krung Thai Bank PCL (Thailand)	394	198

INVESTMENTS	SHARES (000)		VALUE ($000)

Banks — continued
Lloyds Banking Group plc (United Kingdom)	456		379
M&T Bank Corp.	7		1,212
Malayan Banking Bhd. (Malaysia)	35		78
Mitsubishi UFJ Financial Group, Inc. (Japan)	237		1,340
National Australia Bank Ltd. (Australia)	4		83
OTP Bank Nyrt. (Hungary)	13		464
Oversea-Chinese Banking Corp. Ltd. (Singapore)	88		747
People’s United Financial, Inc.	1		19
PNC Financial Services Group, Inc. (The)	11		1,460
Regions Financial Corp.	17		294
Sberbank of Russia PJSC, ADR (Russia)	5		65
Sberbank of Russia PJSC, ADR (Russia)	44		627
Shinhan Financial Group Co. Ltd. (South Korea)	12		473
Standard Bank Group Ltd. (South Africa)	41		566
Standard Chartered plc (United Kingdom)	153		1,388
Sumitomo Mitsui Financial Group, Inc. (Japan)	63		2,442
SunTrust Banks, Inc.	25		1,681
Svenska Handelsbanken AB, Class A (Sweden)	53		584
Swedbank AB, Class A (Sweden)	10		219
Sydbank A/S (Denmark)	3		97
Tisco Financial Group PCL (Thailand)	60		153
Turkiye Garanti Bankasi A/S (Turkey)	90		165
Turkiye Halk Bankasi A/S (Turkey)	116		187
UniCredit SpA (Italy)	4		70
United Overseas Bank Ltd. (Singapore)	56		1,103
US Bancorp	21		1,054
Wells Fargo & Co.	54		2,978
Western Alliance Bancorp*	7		375
Westpac Banking Corp. (Australia)	7		161
Wintrust Financial Corp.	5		395
Zions Bancorp	13		701

			63,647

Beverages — 1.1%
Anheuser-Busch InBev SA/NV (Belgium)	12		1,160
Asahi Group Holdings Ltd. (Japan)	24		1,221
Coca-Cola Co. (The)	65		2,860
Constellation Brands, Inc., Class A	—	(a)	80
Diageo plc (United Kingdom)	40		1,428
Dr Pepper Snapple Group, Inc.	7		878
Heineken NV (Netherlands)	3		268
Kirin Holdings Co. Ltd. (Japan)	18		491
Molson Coors Brewing Co., Class B	11		741
Monster Beverage Corp.*	1		38
PepsiCo, Inc.	26		2,801

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
Beverages — continued
Pernod Ricard SA (France)	13		2,172
Royal Unibrew A/S (Denmark)	4		291

			14,429

Biotechnology — 0.6%
AbbVie, Inc.	7		631
Alexion Pharmaceuticals, Inc.*	—	(a)	45
Amgen, Inc.	2		416
Biogen, Inc.*	4		1,239
Celgene Corp.*	5		389
CSL Ltd. (Australia)	2		307
Exact Sciences Corp.*	7		431
Exelixis, Inc.*	14		301
Gilead Sciences, Inc.	2		131
Incyte Corp.*	4		292
Intercept Pharmaceuticals, Inc.*	4		327
Regeneron Pharmaceuticals, Inc.*	—	(a)	41
Sage Therapeutics, Inc.*	2		310
Shire plc	11		597
Spark Therapeutics, Inc.*	6		494
Vertex Pharmaceuticals, Inc.*	13		2,183

			8,134

Building Products — 0.3%
Allegion plc	—	(a)	20
Daikin Industries Ltd. (Japan)	16		1,864
Fortune Brands Home & Security, Inc.	9		502
JELD-WEN Holding, Inc.*	8		242
Lennox International, Inc.	6		1,101
Masco Corp.	1		34
USG Corp.*	10		419

			4,182

Capital Markets — 1.6%
3i Group plc (United Kingdom)	80		952
Ameriprise Financial, Inc.	2		230
Bank of New York Mellon Corp. (The)	17		927
BlackRock, Inc.	2		810
Charles Schwab Corp. (The)	44		2,253
Credit Suisse Group AG (Registered) (Switzerland)*	25		371
Deutsche Bank AG (Registered) (Germany)	11		116
Deutsche Boerse AG (Germany)	4		515
E*TRADE Financial Corp.*	3		161
Eaton Vance Corp.	5		279
Euronext NV (Netherlands) (b)	4		281

INVESTMENTS	SHARES (000)		VALUE ($000)

Capital Markets — continued
FactSet Research Systems, Inc.	2		309
Flow Traders (Netherlands) (b)	3		105
Goldman Sachs Group, Inc. (The)	2		348
IG Group Holdings plc (United Kingdom)	6		64
Invesco Ltd.	12		319
Jefferies Financial Services, Inc.	—	(a)	8
Julius Baer Group Ltd. (Switzerland)*	3		203
Lazard Ltd., Class A	6		272
Macquarie Group Ltd. (Australia)	11		962
Moelis & Co., Class A	4		253
Moody’s Corp.	—	(a)	51
Morgan Stanley	66		3,139
Morningstar, Inc.	2		309
MSCI, Inc.	—	(a)	39
Nasdaq, Inc.	8		714
Natixis SA (France)	23		160
Northern Trust Corp.	6		582
Partners Group Holding AG (Switzerland)	1		619
Quilter plc (United Kingdom)* (b)	17		33
Raymond James Financial, Inc.	—	(a)	41
S&P Global, Inc.	9		1,755
SBI Holdings, Inc. (Japan)	2		49
State Street Corp.	1		116
T. Rowe Price Group, Inc.	12		1,446
Tokai Tokyo Financial Holdings, Inc. (Japan)	11		70
UBS Group AG (Registered) (Switzerland)*	110		1,682

			20,543

Chemicals — 0.9%
AdvanSix, Inc.*	7		241
Air Liquide SA (France)	8		998
Air Products & Chemicals, Inc.	—	(a)	74
Akzo Nobel NV (Netherlands)	6		541
Albemarle Corp.	—	(a)	29
Anhui Jinhe Industrial Co. Ltd., Class A (China)	13		39
Arkema SA (France)	2		275
BASF SE (Germany)	3		281
CF Industries Holdings, Inc.	5		210
Chr Hansen Holding A/S (Denmark)	3		320
Covestro AG (Germany) (b)	8		691
Daicel Corp. (Japan)	38		423
DowDuPont, Inc.	4		262
Eastman Chemical Co.	2		174
FMC Corp.	1		77

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN FUNDS	7

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Chemicals — continued
GCP Applied Technologies, Inc.*	12	360
Indorama Ventures PCL, NVDR (Thailand)	52	87
KH Neochem Co. Ltd. (Japan)	4	112
Linde AG (Germany)	5	1,281
LyondellBasell Industries NV, Class A	3	357
Mitsubishi Chemical Holdings Corp. (Japan)	28	233
Mitsubishi Gas Chemical Co., Inc. (Japan)	8	176
Mitsui Chemicals, Inc. (Japan)	11	300
Nitto Denko Corp. (Japan)	6	446
Petkim Petrokimya Holding A/S (Turkey)	129	136
PPG Industries, Inc.	1	53
PQ Group Holdings, Inc.*	21	373
Praxair, Inc.	1	108
PTT Global Chemical PCL (Thailand)	155	336
Quaker Chemical Corp.	2	386
Sasol Ltd. (South Africa)	15	561
Shin-Etsu Chemical Co. Ltd. (Japan)	9	809
Sumitomo Bakelite Co. Ltd. (Japan)	13	125
Toray Industries, Inc. (Japan)	56	445
Valvoline, Inc.	19	406

		11,725

Commercial Services & Supplies — 0.4%
Advanced Disposal Services, Inc.*	10	256
Brady Corp., Class A	14	550
BrightView Holdings, Inc.*	14	309
Copart, Inc.*	16	894
Herman Miller, Inc.	9	307
KAR Auction Services, Inc.	9	471
MSA Safety, Inc.	1	71
Pitney Bowes, Inc.	4	30
US Ecology, Inc.	5	309
Waste Connections, Inc.	31	2,337

		5,534

Communications Equipment — 0.4%
Arista Networks, Inc.*	2	641
Cisco Systems, Inc.	37	1,598
CommScope Holding Co., Inc.*	15	429
F5 Networks, Inc.*	1	124
Juniper Networks, Inc.	6	174
Motorola Solutions, Inc.	1	60
Nokia OYJ (Finland)	76	437
Palo Alto Networks, Inc.*	5	1,032

INVESTMENTS	SHARES (000)		VALUE ($000)

Communications Equipment — continued
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., Class H (China)* (b)	22		89

			4,584

Construction & Engineering — 0.3%
ACS Actividades de Construccion y Servicios SA (Spain)	7		278
CIMIC Group Ltd. (Australia)	7		234
Eiffage SA (France)	5		503
Fluor Corp.	1		49
GS Engineering & Construction Corp. (South Korea)	2		92
Jacobs Engineering Group, Inc.	—	(a)	22
Kajima Corp. (Japan)	41		317
Kyowa Exeo Corp. (Japan)	5		118
Shimizu Corp. (Japan)	31		325
Taisei Corp. (Japan)	8		457
Tekfen Holding A/S (Turkey)	47		179
Vinci SA (France)	7		640
Willscot Corp., Class A*	16		230

			3,444

Construction Materials — 0.3%
Anhui Conch Cement Co. Ltd., Class H (China)	77		436
CRH plc (Ireland)	11		386
CSR Ltd. (Australia)	19		63
Eagle Materials, Inc.	6		627
Ibstock plc (United Kingdom) (b)	24		93
Imerys SA (France)	7		564
LafargeHolcim Ltd. (Registered) (Switzerland)*	16		781
LafargeHolcim Ltd. (Registered) (Switzerland)*	7		325
Martin Marietta Materials, Inc.	4		816
Taiwan Cement Corp. (Taiwan)	93		129

			4,220

Consumer Finance — 0.3%
Ally Financial, Inc.	13		352
American Express Co.	9		837
Capital One Financial Corp.	21		1,888
Discover Financial Services	1		44
Synchrony Financial	1		36

			3,157

Containers & Packaging — 0.4%
AptarGroup, Inc.	9		860
Avery Dennison Corp.	1		105

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Containers & Packaging — continued
Ball Corp.	29	1,034
Crown Holdings, Inc.*	27	1,192
Graphic Packaging Holding Co.	27	398
International Paper Co.	1	64
Owens-Illinois, Inc.*	3	53
Sealed Air Corp.	1	56
WestRock Co.	27	1,547

		5,309

Distributors — 0.2%
Genuine Parts Co.	4	371
LKQ Corp.*	21	668
Pool Corp.	6	887

		1,926

Diversified Consumer Services — 0.1%
China Maple Leaf Educational Systems Ltd. (China)	52	94
Estacio Participacoes SA (Brazil)	35	219
H&R Block, Inc.	2	45
Kroton Educacional SA (Brazil)	85	206
ServiceMaster Global Holdings, Inc.*	5	319

		883

Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc., Class B*	6	1,103
EXOR NV (Netherlands)	6	394
Fubon Financial Holding Co. Ltd. (Taiwan)	278	465
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	22	134
ORIX Corp. (Japan)	23	364
Plus500 Ltd. (Israel)	9	200
Voya Financial, Inc.	5	225

		2,885

Diversified Telecommunication Services — 0.6%
AT&T, Inc.	30	972
Deutsche Telekom AG (Registered) (Germany)*	32	490
Nippon Telegraph & Telephone Corp. (Japan)	18	836
Orange SA (France)	63	1,055
Sunrise Communications Group AG (Switzerland)* (b)	2	186
Telecom Italia SpA (Italy)*	338	251
Telefonica SA (Spain)	34	287
Telenor ASA (Norway)	30	622
Verizon Communications, Inc.	59	2,974

		7,673

INVESTMENTS	SHARES (000)		VALUE ($000)

Electric Utilities — 0.9%
American Electric Power Co., Inc.	13		897
Duke Energy Corp.	7		524
Edison International	8		494
Enel SpA (Italy)	273		1,512
Entergy Corp.	1		112
Evergy, Inc.	1		37
Eversource Energy	7		387
Exelon Corp.	9		374
FirstEnergy Corp.	2		85
Iberdrola SA (Spain)	123		949
Kansai Electric Power Co., Inc. (The) (Japan)	22		315
Kyushu Electric Power Co., Inc. (Japan)	14		160
NextEra Energy, Inc.	15		2,504
PG&E Corp.	5		206
Portland General Electric Co.	12		501
PPL Corp.	6		174
RusHydro PJSC (Russia)	7,357		79
Southern Co. (The)	2		109
Verbund AG (Austria)	2		72
Xcel Energy, Inc.	44		1,994

			11,485

Electrical Equipment — 0.6%
ABB Ltd. (Registered) (Switzerland)	40		881
AMETEK, Inc.	—	(a)	34
Eaton Corp. plc	25		1,888
Emerson Electric Co.	1		100
Fuji Electric Co. Ltd. (Japan)	44		334
Generac Holdings, Inc.*	6		319
Graphite India Ltd. (India)	3		42
Hubbell, Inc.	—	(a)	29
Mabuchi Motor Co. Ltd. (Japan)	13		607
NARI Technology Co. Ltd., Class A (China)	17		41
Nidec Corp. (Japan)	7		987
Rockwell Automation, Inc.	1		197
Schneider Electric SE (France)	22		1,798
Signify NV (b)	15		376

			7,633

Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	9		741
Arrow Electronics, Inc.*	7		497
Career Technology MFG. Co. Ltd. (Taiwan)	43		88
Chilisin Electronics Corp. (Taiwan)	23		134
Compeq Manufacturing Co. Ltd. (Taiwan)	62		66

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN FUNDS	9

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
Electronic Equipment, Instruments & Components — continued
Corning, Inc.	27		746
FLEXium Interconnect, Inc. (Taiwan)	40		123
General Interface Solution Holding Ltd. (Taiwan)	39		253
Hitachi Ltd. (Japan)	109		768
IPG Photonics Corp.*	—	(a)	20
Jenoptik AG (Germany)	5		181
Keyence Corp. (Japan)	2		1,185
Kingboard Laminates Holdings Ltd. (Hong Kong)	86		106
SFA Engineering Corp. (South Korea)	2		62
TE Connectivity Ltd.	1		101
V Technology Co. Ltd. (Japan)	1		92
Venture Corp. Ltd. (Singapore)	16		209
Yageo Corp. (Taiwan)*	8		294

			5,666

Energy Equipment & Services — 0.2%
Apergy Corp.*	3		140
Baker Hughes a GE Co.	1		35
Core Laboratories NV	5		600
Halliburton Co.	4		193
Patterson-UTI Energy, Inc.	27		491
Schlumberger Ltd.	5		364
TechnipFMC plc (United Kingdom)	10		319
TechnipFMC plc (United Kingdom)	3		81

			2,223

Equity Real Estate Investment Trusts (REITs) — 3.5%
Alexandria Real Estate Equities, Inc.	—	(a)	21
American Campus Communities, Inc.	15		655
American Homes 4 Rent, Class A	23		507
American Tower Corp.	5		727
Apartment Investment & Management Co., Class A	1		22
AvalonBay Communities, Inc.	13		2,294
Boston Properties, Inc.	9		1,113
Brandywine Realty Trust	44		735
Brixmor Property Group, Inc.	80		1,388
Camden Property Trust	10		929
CorePoint Lodging, Inc.*	11		280
CoreSite Realty Corp.	4		429
Corporate Office Properties Trust	12		352
Crown Castle International Corp.	1		95
CubeSmart	8		247
Dexus (Australia)	52		372
Digital Realty Trust, Inc.	18		1,962

INVESTMENTS	SHARES (000)		VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued
Douglas Emmett, Inc.	20		818
Duke Realty Corp.	1		31
Easterly Government Properties, Inc.	1		10
EastGroup Properties, Inc.	9		843
Empire State Realty Trust, Inc., Class A	20		340
Equinix, Inc.	5		1,966
Equity Commonwealth*	4		113
Equity LifeStyle Properties, Inc.	9		849
Equity Residential	27		1,734
Essex Property Trust, Inc.	2		570
Extra Space Storage, Inc.	—	(a)	35
Federal Realty Investment Trust	8		967
GGP, Inc.	2		37
Goodman Group (Australia)	76		540
HCP, Inc.	42		1,074
Healthcare Trust of America, Inc., Class A	11		295
Highwoods Properties, Inc.	15		745
Host Hotels & Resorts, Inc.	76		1,607
Invitation Homes, Inc.	39		894
Iron Mountain, Inc.	31		1,086
JBG SMITH Properties	8		306
Kimco Realty Corp.	30		506
Liberty Property Trust	7		327
Macerich Co. (The)	—	(a)	21
Mid-America Apartment Communities, Inc.	20		1,974
National Retail Properties, Inc.	14		596
Outfront Media, Inc.	39		750
Park Hotels & Resorts, Inc.	28		870
PotlatchDeltic Corp.	3		138
Prologis, Inc.	28		1,868
Public Storage	11		2,403
Rayonier, Inc.	14		538
Realty Income Corp.	1		43
Regency Centers Corp.	—	(a)	27
Rexford Industrial Realty, Inc.	9		274
RLJ Lodging Trust	46		1,007
Saul Centers, Inc.	—	(a)	5
SBA Communications Corp.*	4		610
Simon Property Group, Inc.	1		157
SL Green Realty Corp.	—	(a)	28
Sunstone Hotel Investors, Inc.	29		487
Taubman Centers, Inc.	5		299
Terreno Realty Corp.	3		104
UDR, Inc.	1		28

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Ventas, Inc.	16		899
VEREIT, Inc.	110		821
Vornado Realty Trust	3		256
Washington	3		105
Welltower, Inc.	16		1,008
Weyerhaeuser Co.	39		1,416

			44,553

Food & Staples Retailing — 0.5%
Costco Wholesale Corp.	—	(a)	37
Koninklijke Ahold Delhaize NV (Netherlands)	32		775
Kroger Co. (The)	22		640
Metcash Ltd. (Australia)	67		130
Performance Food Group Co.*	21		783
President Chain Store Corp. (Taiwan)	13		147
Seven & i Holdings Co. Ltd. (Japan)	16		715
Sprouts Farmers Market, Inc.*	2		39
Sysco Corp.	4		258
Tesco plc (United Kingdom)	250		847
Walgreens Boots Alliance, Inc.	15		873
Walmart, Inc.	4		347
Wesfarmers Ltd. (Australia)	12		431

			6,022

Food Products — 0.6%
Archer-Daniels-Midland Co.	—	(a)	21
Austevoll Seafood ASA (Norway)	5		64
Barry Callebaut AG (Registered) (Switzerland)	—	(a)	333
Conagra Brands, Inc.	6		214
General Mills, Inc.	4		177
JM Smucker Co. (The)	2		165
Kellogg Co.	—	(a)	23
Leroy Seafood Group ASA (Norway)	18		123
Marine Harvest ASA (Norway)	31		626
Mondelez International, Inc., Class A	47		1,928
Nestle SA (Registered) (Switzerland)	29		2,215
Orion Corp. (South Korea)	1		87
Post Holdings, Inc.*	8		680
Ros Agro plc, GDR (Russia) (b)	6		70
Salmar ASA (Norway)	7		284
Tingyi Cayman Islands Holding Corp. (China)	58		135
Tyson Foods, Inc., Class A	3		228
Want Want China Holdings Ltd. (China)	165		147
WH Group Ltd. (Hong Kong) (b)	317		256

			7,776

INVESTMENTS	SHARES (000)		VALUE ($000)

Gas Utilities — 0.0% (c)
Tokyo Gas Co. Ltd. (Japan)	9		234

Health Care Equipment & Supplies — 0.6%
Abbott Laboratories	1		84
ABIOMED, Inc.*	—	(a)	53
Align Technology, Inc.*	—	(a)	166
Baxter International, Inc.	5		360
Becton Dickinson and Co.	1		153
Boston Scientific Corp.*	30		976
DexCom, Inc.*	3		327
Edwards Lifesciences Corp.*	—	(a)	54
Essilor International Cie Generale d’Optique SA (France)	6		781
ICU Medical, Inc.*	2		524
Intuitive Surgical, Inc.*	2		800
Koninklijke Philips NV (Netherlands)	5		221
Medtronic plc	23		2,000
Olympus Corp. (Japan)	3		94
Top Glove Corp. Bhd. (Malaysia)	10		31
Varian Medical Systems, Inc.*	1		80
West Pharmaceutical Services, Inc.	6		617
William Demant Holding A/S (Denmark)*	5		183

			7,504

Health Care Providers & Services — 1.5%
Acadia Healthcare Co., Inc.*	15		631
Aetna, Inc.	10		1,813
AmerisourceBergen Corp.	5		436
Cardinal Health, Inc.	4		182
Centene Corp.*	8		987
Cigna Corp.	1		238
CVS Health Corp.	40		2,605
DaVita, Inc.*	1		68
Encompass Health Corp.	11		733
Envision Healthcare Corp.*	2		94
Express Scripts Holding Co.*	1		91
Fresenius Medical Care AG & Co. KGaA (Germany)	7		684
HCA Healthcare, Inc.	5		492
HealthEquity, Inc.*	4		321
Humana, Inc.	—	(a)	90
Laboratory Corp. of America Holdings*	—	(a)	22
Magellan Health, Inc.*	1		118
McKesson Corp.	1		154
Molina Healthcare, Inc.*	3		279

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN FUNDS	11

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — continued
Premier, Inc., Class A*	8		285
Quest Diagnostics, Inc.	1		80
Tenet Healthcare Corp.*	3		97
Tivity Health, Inc.*	3		109
UnitedHealth Group, Inc.	33		8,074
Universal Health Services, Inc., Class B	—	(a)	8
WellCare Health Plans, Inc.*	2		429

			19,120

Health Care Technology — 0.2%
Cotiviti Holdings, Inc.*	9		409
Evolent Health, Inc., Class A*	22		460
Medidata Solutions, Inc.*	5		391
Teladoc, Inc.*	8		466
Veeva Systems, Inc., Class A*	7		553

			2,279

Hotels, Restaurants & Leisure — 0.7%
Accor SA (France)	18		868
Aristocrat Leisure Ltd. (Australia)	31		704
Belmond Ltd., Class A (United Kingdom)*	5		56
Brinker International, Inc.	9		438
Carnival Corp.	1		74
Darden Restaurants, Inc.	2		253
Hilton Worldwide Holdings, Inc.	22		1,752
InterContinental Hotels Group plc (United Kingdom)	7		429
J D Wetherspoon plc (United Kingdom)	4		61
Marriott International, Inc., Class A	1		87
McDonald’s Corp.	1		160
Papa John’s International, Inc.	7		344
Royal Caribbean Cruises Ltd.	1		55
Sands China Ltd. (Macau)	156		830
Sodexo SA (France)	6		565
Starbucks Corp.	4		188
Thomas Cook Group plc (United Kingdom)	74		105
TUI AG (Germany)	31		672
Whitbread plc (United Kingdom)	4		186
Wyndham Destinations, Inc.	1		53
Wynn Macau Ltd. (Macau)	46		147
Wynn Resorts Ltd.	1		195
Yum! Brands, Inc.	1		84

			8,306

INVESTMENTS	SHARES (000)	VALUE ($000)

Household Durables — 0.7%
Barratt Developments plc (United Kingdom)	100	675
Bellway plc (United Kingdom)	4	160
Berkeley Group Holdings plc (United Kingdom)	6	308
Bovis Homes Group plc (United Kingdom)	9	137
DR Horton, Inc.	35	1,417
Haseko Corp. (Japan)	15	203
Lennar Corp., Class A	37	1,918
LG Electronics, Inc. (South Korea)	5	377
MRV Engenharia e Participacoes SA (Brazil)	56	174
Panasonic Corp. (Japan)	38	510
Persimmon plc (United Kingdom)	30	1,013
Redrow plc (United Kingdom)	67	469
Sony Corp. (Japan)	19	988
Taylor Morrison Home Corp., Class A*	10	204
Taylor Wimpey plc (United Kingdom)	113	266
Tupperware Brands Corp.	1	46
Whirlpool Corp.	1	133

		8,998

Household Products — 0.3%
Clorox Co. (The)	2	290
Colgate-Palmolive Co.	2	157
Energizer Holdings, Inc.	8	478
Henkel AG & Co. KGaA (Preference) (Germany)	5	602
Kimberly-Clark Corp.	3	272
Procter & Gamble Co. (The)	17	1,305
Spectrum Brands Holdings, Inc.	4	330
Unicharm Corp. (Japan)	7	201

		3,635

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	2	22
Electric Power Development Co. Ltd. (Japan)	5	129
ERG SpA (Italy)	6	125
NRG Energy, Inc.	7	210
Uniper SE (Germany)	14	418

		904

Industrial Conglomerates — 0.4%
3M Co.	1	257
Carlisle Cos., Inc.	4	466
CK Hutchison Holdings Ltd. (Hong Kong)	106	1,117
Fosun International Ltd. (China)	205	384
General Electric Co.	24	329
Honeywell International, Inc.	9	1,228

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
Industrial Conglomerates — continued
KOC Holding A/S (Turkey)	49		150
LG Corp. (South Korea)	3		185
Rheinmetall AG (Germany)	3		376
Siemens AG (Registered) (Germany)	4		491
SK Holdings Co. Ltd. (South Korea)	1		118

			5,101

Insurance — 2.4%
Aflac, Inc.	2		71
Ageas (Belgium)	3		160
AIA Group Ltd. (Hong Kong)	283		2,469
Alleghany Corp.	—	(a)	274
Allianz SE (Registered) (Germany)	12		2,401
Allstate Corp. (The)	3		268
American International Group, Inc.	48		2,532
Aon plc	1		70
ASR Nederland NV (Netherlands)	14		560
Assicurazioni Generali SpA (Italy)	28		472
Aviva plc (United Kingdom)	188		1,249
AXA SA (France)	57		1,383
Baloise Holding AG (Registered) (Switzerland)	3		493
Brighthouse Financial, Inc.*	7		271
Chubb Ltd.	4		564
Everest Re Group Ltd.	—	(a)	68
Fairfax Financial Holdings Ltd. (Canada)	1		375
Hartford Financial Services Group, Inc. (The)	41		2,120
Hyundai Marine & Fire Insurance Co. Ltd. (South Korea)	6		167
IRB Brasil Resseguros S/A (Brazil)	12		151
Kinsale Capital Group, Inc.	3		186
Legal & General Group plc (United Kingdom)	192		673
Lincoln National Corp.	10		598
Loews Corp.	26		1,255
Marsh & McLennan Cos., Inc.	5		374
MetLife, Inc.	6		280
Old Mutual Ltd. (United Kingdom)*	51		101
PICC Property & Casualty Co. Ltd., Class H (China)	336		361
Ping An Insurance Group Co. of China Ltd., Class H (China)	178		1,630
Principal Financial Group, Inc.	8		432
ProAssurance Corp.	7		252
Progressive Corp. (The)	20		1,179
Prudential Financial, Inc.	14		1,293
Prudential plc (United Kingdom)	91		2,065
RLI Corp.	3		192

INVESTMENTS	SHARES (000)		VALUE ($000)

Insurance — continued
Sampo OYJ, Class A (Finland)	6		287
Sompo Holdings, Inc. (Japan)	9		347
Swiss Re AG (Switzerland)	5		473
T&D Holdings, Inc. (Japan)	30		449
Tokio Marine Holdings, Inc. (Japan)	11		529
Topdanmark A/S (Denmark)	3		127
Travelers Cos., Inc. (The)	7		887
Unum Group	8		303
Zurich Insurance Group AG (Switzerland)*	1		219

			30,610

Internet & Direct Marketing Retail — 1.3%
Amazon.com, Inc.*	7		11,645
Booking Holdings, Inc.*	1		1,212
Expedia Group, Inc.	4		453
Netflix, Inc.*	7		2,851
Wayfair, Inc., Class A*	4		468

			16,629

Internet Software & Services — 2.3%
Alibaba Group Holding Ltd., ADR (China)*	9		1,700
Alphabet, Inc., Class A*	7		7,523
Alphabet, Inc., Class C*	5		6,113
Baidu, Inc., ADR (China)*	5		1,204
carsales.com Ltd. (Australia)	15		168
Cision Ltd.*	27		406
DocuSign, Inc.*	3		140
Facebook, Inc., Class A*	29		5,680
GoDaddy, Inc., Class A*	16		1,111
GrubHub, Inc.*	4		470
Instructure, Inc.*	7		291
Q2 Holdings, Inc.*	9		507
Spotify Technology SA*	4		658
Tencent Holdings Ltd. (China)	55		2,757
Twitter, Inc.*	2		80

			28,808

IT Services — 1.8%
Accenture plc, Class A	14		2,253
Alliance Data Systems Corp.	4		827
Amadeus IT Group SA (Spain)	5		422
Automatic Data Processing, Inc.	1		145
Broadridge Financial Solutions, Inc.	—	(a)	37
CANCOM SE (Germany)	2		243
Capgemini SE (France)	9		1,230

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN FUNDS	13

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
IT Services — continued
Cognizant Technology Solutions Corp., Class A	11		838
Computacenter plc (United Kingdom)	4		76
Computershare Ltd. (Australia)	29		393
CoreLogic, Inc.*	6		307
DXC Technology Co.	3		268
Fidelity National Information Services, Inc.	1		106
Fiserv, Inc.*	1		59
FleetCor Technologies, Inc.*	—	(a)	53
Gartner, Inc.*	6		804
Global Payments, Inc.	11		1,209
HCL Technologies Ltd. (India)	33		450
International Business Machines Corp.	2		259
InterXion Holding NV (Netherlands)*	6		378
Mastercard, Inc., Class A	13		2,599
Nihon Unisys Ltd. (Japan)	4		98
Nomura Research Institute Ltd. (Japan)	8		387
Otsuka Corp. (Japan)	7		286
Paychex, Inc.	—	(a)	30
PayPal Holdings, Inc.*	22		1,849
Sopra Steria Group (France)	1		177
Square, Inc., Class A*	7		435
Total System Services, Inc.	1		42
Visa, Inc., Class A	41		5,423
Worldpay, Inc.*	11		864

			22,547

Leisure Products — 0.1%
Acushnet Holdings Corp.	17		427
Brunswick Corp.	10		616
Malibu Boats, Inc., Class A*	2		98

			1,141

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.	3		198
Illumina, Inc.*	3		959
Thermo Fisher Scientific, Inc.	5		1,019
Waters Corp.*	—	(a)	13

			2,189

Machinery — 1.6%
Allison Transmission Holdings, Inc.	6		235
Alstom SA (France)	12		545
Altra Industrial Motion Corp.	6		280
Atlas Copco AB, Class A (Sweden)	27		784
Bucher Industries AG (Registered) (Switzerland)	—	(a)	121

INVESTMENTS	SHARES (000)		VALUE ($000)

Machinery — continued
Cargotec OYJ, Class B (Finland)	6		278
Caterpillar, Inc.	18		2,405
Cummins, Inc.	2		223
Deere & Co.	6		900
DMG Mori Co. Ltd. (Japan)	20		270
Douglas Dynamics, Inc.	5		260
Dover Corp.	7		491
Epiroc AB, Class A (Sweden)*	27		284
Evoqua Water Technologies Corp.*	11		221
FANUC Corp. (Japan)	5		892
Gates Industrial Corp. plc*	11		173
Georg Fischer AG (Registered) (Switzerland)	—	(a)	308
Illinois Tool Works, Inc.	4		542
Ingersoll-Rand plc	—	(a)	36
Komatsu Ltd. (Japan)	31		871
Kubota Corp. (Japan)	62		970
Lincoln Electric Holdings, Inc.	4		328
Makita Corp. (Japan)	18		823
Middleby Corp. (The)*	3		274
Nordson Corp.	3		441
Norma Group SE (Germany)	1		80
Oshkosh Corp.	13		888
PACCAR, Inc.	3		208
Parker-Hannifin Corp.	3		454
Pentair plc (United Kingdom)	2		68
Proto Labs, Inc.*	2		204
RBC Bearings, Inc.*	4		537
Sandvik AB (Sweden)	39		692
Sinotruk Hong Kong Ltd. (China)*	51		83
SMC Corp. (Japan)	3		915
Stanley Black & Decker, Inc.	7		914
Toro Co. (The)	14		842
Volvo AB, Class B (Sweden)	33		522
WABCO Holdings, Inc.*	5		568
Wartsila OYJ Abp (Finland)	10		194
Weichai Power Co. Ltd., Class H (China)	132		181
XCMG Construction Machinery Co. Ltd., Class A (China)	69		44

			20,349

Marine — 0.0% (c)
Dfds A/S (Denmark)	3		192

Media — 1.1%
CBS Corp. (Non-Voting), Class B	9		524

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
Media — continued
Charter Communications, Inc., Class A*	7		2,073
Cinemark Holdings, Inc.	15		528
Clear Channel Outdoor Holdings, Inc., Class A	4		17
Comcast Corp., Class A	14		444
Discovery, Inc., Class A*	17		473
Discovery, Inc., Class C*	—	(a)	8
DISH Network Corp., Class A*	47		1,585
Emerald Expositions Events, Inc.	2		32
Entercom Communications Corp., Class A	43		323
EW Scripps Co. (The), Class A	9		116
I-CABLE Communications Ltd. (Hong Kong)*	11		—	(a)
ITV plc (United Kingdom)	212		485
Naspers Ltd., Class N (South Africa)	4		1,114
Nexstar Media Group, Inc., Class A	8		594
Nine Entertainment Co. Holdings Ltd. (Australia)	67		123
Omnicom Group, Inc.	2		174
TEGNA, Inc.	5		58
Twenty-First Century Fox, Inc., Class A	3		161
Twenty-First Century Fox, Inc., Class B	1		46
Viacom, Inc., Class B	3		89
Vivendi SA (France)	12		292
Walt Disney Co. (The)	34		3,533
WPP plc (United Kingdom)	54		853

			13,645

Metals & Mining — 1.1%
Alrosa PJSC (Russia)	161		257
Anglo American plc (South Africa)	27		603
Antofagasta plc (Chile)	13		173
ArcelorMittal (Luxembourg)	35		1,018
Aurubis AG (Germany)	5		370
BHP Billiton Ltd. (Australia)	95		2,381
BlueScope Steel Ltd. (Australia)	47		598
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	209		464
Evraz plc (Russia)	19		124
Fortescue Metals Group Ltd. (Australia)	53		172
Freeport-McMoRan, Inc.	14		247
Glencore plc (Switzerland)*	191		906
Grupo Mexico SAB de CV, Series B (Mexico)	51		145
Hoa Phat Group JSC (Vietnam)*	78		129
Jastrzebska Spolka Weglowa SA (Poland)*	3		69
KAZ Minerals plc (Kazakhstan)*	12		131
Magnitogorsk Iron & Steel Works PJSC, GDR (Russia) (b)	15		130
Metalurgica Gerdau SA (Preference) (Brazil)	201		320

INVESTMENTS	SHARES (000)		VALUE ($000)

Metals & Mining — continued
MMC Norilsk Nickel PJSC, ADR (Russia)	20		350
Newmont Mining Corp.	2		62
Northern Star Resources Ltd. (Australia)	31		166
Novolipetsk Steel PJSC, GDR (Russia) (b)	4		94
Nucor Corp.	—	(a)	28
Outokumpu OYJ (Finland)	63		390
Regis Resources Ltd. (Australia)	42		161
Rio Tinto Ltd. (Australia)	21		1,287
Rio Tinto plc (Australia)	33		1,817
Severstal PJSC, GDR (Russia) (b)	12		175
South32 Ltd. (Australia)	261		696
St Barbara Ltd. (Australia)	39		141
Vale SA, ADR (Brazil)*	47		603

			14,207

Multiline Retail — 0.3%
BJ’s Wholesale Club Holdings, Inc.*	7		170
Chongqing Department Store Co. Ltd., Class A (China)	8		41
Dollar General Corp.	2		229
Dollar Tree, Inc.*	10		834
Kohl’s Corp.	11		780
Marui Group Co. Ltd. (Japan)	27		557
Next plc (United Kingdom)	9		677
Nordstrom, Inc.	12		621
Target Corp.	2		159

			4,068

Multi-Utilities — 0.2%
A2A SpA (Italy)	182		315
CenterPoint Energy, Inc.	3		96
Consolidated Edison, Inc.	—	(a)	37
Dominion Energy, Inc.	1		100
DTE Energy Co.	—	(a)	20
NorthWestern Corp.	7		426
Public Service Enterprise Group, Inc.	17		918
SCANA Corp.	2		70
Sempra Energy	1		59

			2,041

Oil, Gas & Consumable Fuels — 3.1%
Andeavor	—	(a)	26
Apache Corp.	5		228
BP plc (United Kingdom)	106		809
Cabot Oil & Gas Corp.	8		190
Chevron Corp.	5		674

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN FUNDS	15

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
China Shenhua Energy Co. Ltd., Class H (China)	87		205
Cimarex Energy Co.	—	(a)	33
CNOOC Ltd. (China)	350		603
CNOOC Ltd. (China)	136		233
Concho Resources, Inc.*	7		973
ConocoPhillips	18		1,261
Diamondback Energy, Inc.	9		1,227
Eni SpA (Italy)	32		585
EOG Resources, Inc.	28		3,534
EQT Corp.	12		673
Exxon Mobil Corp.	28		2,339
Galp Energia SGPS SA (Portugal)	13		245
HollyFrontier Corp.	1		35
JXTG Holdings, Inc. (Japan)	64		442
Kinder Morgan, Inc.	61		1,082
LUKOIL PJSC, ADR (Russia)	8		526
Lundin Petroleum AB (Sweden)	11		351
Marathon Oil Corp.	1		15
Marathon Petroleum Corp.	22		1,518
MOL Hungarian Oil & Gas plc (Hungary)	22		211
Neste OYJ (Finland)	9		687
Novatek PJSC, GDR (Russia) (b)	1		188
Occidental Petroleum Corp.	36		3,015
OMV AG (Austria)	11		638
ONEOK, Inc.	1		48
Parsley Energy, Inc., Class A*	25		744
PBF Energy, Inc., Class A	7		285
Petroleo Brasileiro SA (Preference) (Brazil)*	28		123
Phillips 66	8		919
Pioneer Natural Resources Co.	12		2,306
Polski Koncern Naftowy ORLEN SA (Poland)	13		283
PTT PCL (Thailand)	372		538
Repsol SA (Spain)	14		266
Royal Dutch Shell plc, Class A (Netherlands)	99		3,431
Royal Dutch Shell plc, Class B (Netherlands)	77		2,761
Showa Shell Sekiyu KK (Japan)	18		268
SK Innovation Co. Ltd. (South Korea)	2		450
Southwestern Energy Co.*	9		48
SRC Energy, Inc.*	46		512
Star Petroleum Refining PCL (Thailand)	318		125
Tatneft PJSC, ADR (Russia)	5		328
Tatneft PJSC, ADR (Russia)	—	(a)	30
TOTAL SA (France)	22		1,318
Valero Energy Corp.	2		185
Whitehaven Coal Ltd. (Australia)	118		502

INVESTMENTS	SHARES (000)		VALUE ($000)

Oil, Gas & Consumable Fuels — continued
Williams Cos., Inc. (The)	17		470
Yanzhou Coal Mining Co. Ltd., Class H (China)	130		169

			38,655

Paper & Forest Products — 0.2%
KapStone Paper and Packaging Corp.	10		352
Oji Holdings Corp. (Japan)	39		242
Shandong Sun Paper Industry JSC Ltd., Class A (China)	28		40
Shanying International Holding Co. Ltd., Class A (China)	73		43
Stora Enso OYJ, Class R (Finland)	24		467
UPM-Kymmene OYJ (Finland)	22		796

			1,940

Personal Products — 0.3%
Coty, Inc., Class A	28		394
Estee Lauder Cos., Inc. (The), Class A	—	(a)	62
Kao Corp. (Japan)	9		655
L’Oreal SA (France)	—	(a)	66
Mandom Corp. (Japan)	2		50
Oriflame Holding AG (Switzerland)	2		72
Unilever NV, CVA (United Kingdom)	46		2,536

			3,835

Pharmaceuticals — 2.9%
Allergan plc	6		1,036
Astellas Pharma, Inc. (Japan)	33		495
AstraZeneca plc (United Kingdom)	3		236
Bayer AG (Registered) (Germany)	18		2,015
Bristol-Myers Squibb Co.	5		274
Catalent, Inc.*	15		618
Eli Lilly & Co.	3		275
GlaxoSmithKline plc (United Kingdom)	99		1,999
Indivior plc (United Kingdom)*	29		144
Jazz Pharmaceuticals plc*	5		848
Johnson & Johnson	47		5,657
Kyowa Hakko Kirin Co. Ltd. (Japan)	11		215
Mallinckrodt plc*	2		33
Merck & Co., Inc.	42		2,523
Nektar Therapeutics*	6		291
Novartis AG (Registered) (Switzerland)	49		3,727
Novo Nordisk A/S, Class B (Denmark)	52		2,397
Otsuka Holdings Co. Ltd. (Japan)	12		585
Pfizer, Inc.	163		5,898
Prestige Brands Holdings, Inc.*	8		312

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
Pharmaceuticals — continued
Revance Therapeutics, Inc.*	12		329
Roche Holding AG (Switzerland)	18		3,990
Sanofi (France)	13		1,052
Teva Pharmaceutical Industries Ltd., ADR (Israel)	10		242
TherapeuticsMD, Inc.*	62		385
UCB SA (Belgium)	4		308
Zoetis, Inc.	3		239

			36,123

Professional Services — 0.2%
Adecco Group AG (Registered) (Switzerland)	7		436
Intertrust NV (Netherlands) (b)	3		60
Meitec Corp. (Japan)	2		101
Nielsen Holdings plc	2		67
RELX NV (United Kingdom)	44		928
Robert Half International, Inc.	—	(a)	27
Wolters Kluwer NV (Netherlands)	11		640

			2,259

Real Estate Management & Development — 0.6%
Aroundtown SA (Germany)	22		182
CBRE Group, Inc., Class A*	32		1,531
China Overseas Land & Investment Ltd. (China)	166		545
China Vanke Co. Ltd., Class H (China)	60		208
CK Asset Holdings Ltd. (Hong Kong)	214		1,694
Country Garden Holdings Co. Ltd. (China)	224		393
Fabege AB (Sweden)	22		264
Hemfosa Fastigheter AB (Sweden)	6		72
HFF, Inc., Class A	8		278
Kerry Properties Ltd. (Hong Kong)	20		93
Land & Houses PCL, NVDR (Thailand)	255		87
Leopalace21 Corp. (Japan)	18		97
Mitsui Fudosan Co. Ltd. (Japan)	27		643
Nomura Real Estate Holdings, Inc. (Japan)	9		193
Open House Co. Ltd. (Japan)	4		236
Realogy Holdings Corp.	11		240
Savills plc (United Kingdom)	9		105
Tokyu Fudosan Holdings Corp. (Japan)	24		167

			7,028

Road & Rail — 0.6%
Central Japan Railway Co. (Japan)	4		911
Daqin Railway Co. Ltd., Class A (China)	32		40
Knight-Swift Transportation Holdings, Inc.	8		324
Landstar System, Inc.	3		351

INVESTMENTS	SHARES (000)		VALUE ($000)

Road & Rail — continued
Norfolk Southern Corp.	21		3,216
Old Dominion Freight Line, Inc.	5		755
Sankyu, Inc. (Japan)	2		116
Tokyu Corp. (Japan)	33		559
Union Pacific Corp.	10		1,381
West Japan Railway Co. (Japan)	6		457

			8,110

Semiconductors & Semiconductor Equipment — 2.4%
ams AG (Austria)*	5		370
Analog Devices, Inc.	22		2,116
Applied Materials, Inc.	17		797
ASML Holding NV (Netherlands)	11		2,140
BE Semiconductor Industries NV (Netherlands)	9		252
Broadcom, Inc.	14		3,482
Cabot Microelectronics Corp.	6		614
Cavium, Inc.*	10		857
Daqo New Energy Corp., ADR (China)*	3		106
Globalwafers Co. Ltd. (Taiwan)	13		215
Infineon Technologies AG (Germany)	16		402
Intel Corp.	13		657
KLA-Tencor Corp.	—	(a)	16
Lam Research Corp.	1		120
Macronix International (Taiwan)*	144		204
MediaTek, Inc. (Taiwan)	21		206
Microchip Technology, Inc.	16		1,442
Micron Technology, Inc.*	4		226
Nanya Technology Corp. (Taiwan)	47		127
Novatek Microelectronics Corp. (Taiwan)	20		90
NVIDIA Corp.	16		3,776
PSK, Inc. (South Korea)	3		75
Qorvo, Inc.*	1		49
QUALCOMM, Inc.	11		605
Renesas Electronics Corp. (Japan)*	116		1,133
SCREEN Holdings Co. Ltd. (Japan)	4		287
Silicon Works Co. Ltd. (South Korea)	—	(a)	6
Siltronic AG (Germany)	3		468
Sino-American Silicon Products, Inc. (Taiwan)*	82		329
SK Hynix, Inc. (South Korea)	7		527
Skyworks Solutions, Inc.	1		84
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	67		2,460
TES Co. Ltd. (South Korea)	2		49
Texas Instruments, Inc.	36		3,996
Tokyo Electron Ltd. (Japan)	8		1,304

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN FUNDS	17

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
Tokyo Seimitsu Co. Ltd. (Japan)	3	102
Ulvac, Inc. (Japan)	6	210
Universal Display Corp.	3	293
Winbond Electronics Corp. (Taiwan)	155	99
Xinyi Solar Holdings Ltd. (China)	84	26

		30,317

Software — 2.3%
Adobe Systems, Inc.*	7	1,801
Aspen Technology, Inc.*	5	437
Blackbaud, Inc.	4	406
CA, Inc.	3	103
Cadence Design Systems, Inc.*	1	40
Capcom Co. Ltd. (Japan)	12	300
Citrix Systems, Inc.*	2	211
Electronic Arts, Inc.*	9	1,278
Guidewire Software, Inc.*	10	891
IGG, Inc. (Singapore)	174	221
Intuit, Inc.	1	109
Manhattan Associates, Inc.*	8	358
Microsoft Corp.	108	10,686
MicroStrategy, Inc., Class A*	2	198
NIIT Technologies Ltd. (India)	14	232
Nintendo Co. Ltd. (Japan)	1	228
Oracle Corp.	12	550
Red Hat, Inc.*	5	644
SailPoint Technologies Holding, Inc.*	17	428
salesforce.com, Inc.*	28	3,874
SAP SE (Germany)	23	2,701
ServiceNow, Inc.*	6	1,010
Software AG (Germany)	3	152
Splunk, Inc.*	7	676
Symantec Corp.	1	13
Synopsys, Inc.*	1	43
Tableau Software, Inc., Class A*	5	450
Take-Two Interactive Software, Inc.*	3	357
Tyler Technologies, Inc.*	2	378
Workday, Inc., Class A*	3	371

		29,146

Specialty Retail — 1.0%
AutoNation, Inc.*	1	46
AutoZone, Inc.*	4	2,883
Best Buy Co., Inc.	9	692
Chico’s FAS, Inc.	4	35

INVESTMENTS	SHARES (000)		VALUE ($000)

Specialty Retail — continued
Dick’s Sporting Goods, Inc.	5		187
Dixons Carphone plc (United Kingdom)	60		147
Gap, Inc. (The)	5		175
Home Depot, Inc. (The)	10		1,877
Industria de Diseno Textil SA (Spain)	49		1,680
K’s Holdings Corp. (Japan)	17		178
Lowe’s Cos., Inc.	2		208
Murphy USA, Inc.*	6		475
O’Reilly Automotive, Inc.*	4		1,165
Ross Stores, Inc.	19		1,617
Signet Jewelers Ltd.	1		47
Tiffany & Co.	4		461
TJX Cos., Inc. (The)	2		148
Urban Outfitters, Inc.*	1		48
Via Varejo SA (Brazil)	28		133
Zhongsheng Group Holdings Ltd. (China)	44		130

			12,332

Technology Hardware, Storage & Peripherals — 1.4%
Apple, Inc.	65		12,043
Brother Industries Ltd. (Japan)	14		284
Catcher Technology Co. Ltd. (Taiwan)	30		335
Focus Media Information Technology Co. Ltd., Class A (China)	92		132
FUJIFILM Holdings Corp. (Japan)	10		390
Hewlett Packard Enterprise Co.	25		366
HP, Inc.	1		26
NetApp, Inc.	4		288
Samsung Electronics Co. Ltd. (South Korea)	92		3,850
Seagate Technology plc	—	(a)	14
Western Digital Corp.	1		101

			17,829

Textiles, Apparel & Luxury Goods — 0.6%
adidas AG (Germany)	2		372
Burberry Group plc (United Kingdom)	57		1,612
Carter’s, Inc.	4		388
Cie Financiere Richemont SA (Registered) (Switzerland)	17		1,445
Columbia Sportswear Co.	5		430
Fossil Group, Inc.*	—	(a)	—	(a)
Hanesbrands, Inc.	1		22
Lululemon Athletica, Inc.*	5		574
LVMH Moet Hennessy Louis Vuitton SE (France)	3		1,096
Michael Kors Holdings Ltd.*	2		157

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued
Textiles, Apparel & Luxury Goods — continued
NIKE, Inc., Class B	16		1,274
Ralph Lauren Corp.	2		207
Shenzhen Fuanna Bedding and Furnishing Co. Ltd., Class A (China)	25		41
VF Corp.	—	(a)	40

			7,658

Thrifts & Mortgage Finance — 0.1%
Aareal Bank AG (Germany)	7		305
Housing Development Finance Corp. Ltd. (India)	27		763

			1,068

Tobacco — 0.4%
Altria Group, Inc.	5		286
British American Tobacco plc (United Kingdom)	42		2,107
Japan Tobacco, Inc. (Japan)	16		450
KT&G Corp. (South Korea)	6		570
Philip Morris International, Inc.	4		361
Swedish Match AB (Sweden)	14		692

			4,466

Trading Companies & Distributors — 0.5%
Applied Industrial Technologies, Inc.	5		347
Brenntag AG (Germany)	9		480
Fastenal Co.	23		1,098
Ferguson plc (Switzerland)	21		1,662
ITOCHU Corp. (Japan)	27		486
Marubeni Corp. (Japan)	53		401
Mitsubishi Corp. (Japan)	38		1,043
Mitsui & Co. Ltd. (Japan)	26		425
Sojitz Corp. (Japan)	43		155
Sumitomo Corp. (Japan)	25		415
United Rentals, Inc.*	1		97
WW Grainger, Inc.	1		213

			6,822

Transportation Infrastructure — 0.0% (c)
Aena SME SA (Spain) (b)	2		450
Shenzhen Expressway Co. Ltd., Class H (China)	136		133

			583

Water Utilities — 0.0% (c)
American Water Works Co., Inc.	1		44

Wireless Telecommunication Services — 0.3%
KDDI Corp. (Japan)	21		577
NTT DOCOMO, Inc. (Japan)	20		502

INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — continued
T-Mobile US, Inc.*	7	414
Turkcell Iletisim Hizmetleri A/S (Turkey)	97	258
Vodafone Group plc (United Kingdom)	754	1,825

		3,576

Total Common Stocks (Cost $553,092)		706,005

Investment Companies — 16.9%
Fixed Income — 11.3%
JPMorgan Core Plus Bond Fund Class R6 Shares (d)	9,749	78,477
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (d)	3,186	25,073
JPMorgan Floating Rate Income Fund Class R6 Shares (d)	4,099	38,240

Total Fixed Income		141,790

International Equity — 3.4%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (d)	1,552	43,093

U.S. Equity — 2.2%
JPMorgan Mid Cap Equity Fund Class R6 Shares (d)	530	27,773

Total Investment Companies (Cost $190,437)		212,656

	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 9.2%
Aerospace & Defense — 0.2%
Arconic, Inc.
5.90%, 2/1/2027	65	66
5.95%, 2/1/2037	135	130
Bombardier, Inc. (Canada)
7.50%, 12/1/2024 (e)	473	498
7.50%, 3/15/2025 (e)	105	109
BWX Technologies, Inc. 5.38%, 7/15/2026 (e)	20	20
KLX, Inc. 5.88%, 12/1/2022 (e)	175	182
Kratos Defense & Security Solutions, Inc. 6.50%, 11/30/2025 (e)	45	47
Northrop Grumman Corp. 2.93%, 1/15/2025	200	190
Precision Castparts Corp. 4.20%, 6/15/2035	150	152
TransDigm, Inc.
6.50%, 5/15/2025	100	101
6.38%, 6/15/2026	290	288

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN FUNDS	19

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Aerospace & Defense — continued
Triumph Group, Inc.
4.88%, 4/1/2021	135	130
7.75%, 8/15/2025	55	54
United Technologies Corp. 5.40%, 5/1/2035	180	195

		2,162

Air Freight & Logistics — 0.0% (c)
XPO Logistics, Inc.
6.50%, 6/15/2022 (e)	205	210
6.13%, 9/1/2023 (e)	55	56

		266

Airlines — 0.0% (c)
United Continental Holdings, Inc. 5.00%, 2/1/2024	115	111

Auto Components — 0.2%
Adient Global Holdings Ltd. 4.88%, 8/15/2026 (e)	200	180
Allison Transmission, Inc. 5.00%, 10/1/2024 (e)	50	49
American Axle & Manufacturing, Inc.
6.25%, 4/1/2025	362	359
6.25%, 3/15/2026	159	155
6.50%, 4/1/2027	128	126
Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026 (e)	105	104
Dana Financing Luxembourg SARL 5.75%, 4/15/2025 (e)	25	25
Dana, Inc. 6.00%, 9/15/2023	250	258
Delphi Technologies plc 5.00%, 10/1/2025 (e)	140	134
Goodyear Tire & Rubber Co. (The)
5.13%, 11/15/2023	145	144
5.00%, 5/31/2026	58	54
4.88%, 3/15/2027	76	69
Icahn Enterprises LP
6.00%, 8/1/2020	55	56
6.38%, 12/15/2025	170	170
JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (e)	45	46
Tenneco, Inc. 5.00%, 7/15/2026	110	98
TI Group Automotive Systems LLC (United Kingdom) 8.75%, 7/15/2023 (e)	112	117

		2,144

Automobiles — 0.1%
Daimler Finance North America LLC (Germany) 8.50%, 1/18/2031	102	144

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Automobiles — continued
Fiat Chrysler Automobiles NV (United Kingdom) 5.25%, 4/15/2023	450	453
Ford Motor Co. 6.63%, 10/1/2028	80	90
General Motors Co. 6.60%, 4/1/2036	50	54

		741

Banks — 0.5%
Australia & New Zealand Banking Group Ltd. (Australia) 2.63%, 11/9/2022	250	240
Bank of America Corp.
Series K, (ICE LIBOR USD 3 Month + 3.63%), 5.99%, 7/30/2018 (f) (g) (h)	125	125
3.30%, 1/11/2023	90	89
(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023 (g)	60	59
(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (g)	141	137
Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (f) (g) (h)	110	114
Series L, 3.95%, 4/21/2025	100	98
(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (g)	500	488
Barclays plc (United Kingdom)
3.68%, 1/10/2023	200	194
5.20%, 5/12/2026	200	197
CIT Group, Inc.
5.00%, 8/1/2023	80	81
5.25%, 3/7/2025	42	42
6.13%, 3/9/2028	22	23
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (f) (g) (h)	70	71
(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (g)	600	581
6.68%, 9/13/2043	27	33
Commonwealth Bank of Australia (Australia) 4.50%, 12/9/2025 (e)	200	198
Cooperatieve Rabobank UA (Netherlands) 2.75%, 1/10/2023	300	289
Fifth Third Bancorp 8.25%, 3/1/2038	115	157
HSBC Holdings plc (United Kingdom) 4.25%, 3/14/2024	300	298
Lloyds Banking Group plc (United Kingdom) 3.75%, 1/11/2027	200	189
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.00%, 2/22/2022	59	58

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
3.78%, 3/2/2025	200	199
NatWest Markets plc (United Kingdom) 5.13%, 5/28/2024	500	504
PNC Financial Services Group, Inc. (The) 3.90%, 4/29/2024	297	297
Regions Financial Corp. 2.75%, 8/14/2022	200	193
Sumitomo Mitsui Financial Group, Inc. (Japan) 3.10%, 1/17/2023	207	202
SunTrust Banks, Inc. 2.50%, 5/1/2019	97	97
Wells Fargo & Co. 3.00%, 4/22/2026	500	465
Westpac Banking Corp. (Australia) 2.75%, 1/11/2023	200	191

		5,909

Beverages — 0.1%
Anheuser-Busch InBev Finance, Inc. (Belgium)
3.65%, 2/1/2026	100	98
4.70%, 2/1/2036	500	506
Maple Escrow Subsidiary, Inc. 4.42%, 5/25/2025 (e)	75	75
Molson Coors Brewing Co. 2.25%, 3/15/2020	100	99

		778

Biotechnology — 0.0% (c)
Baxalta, Inc. 3.60%, 6/23/2022	33	33
Celgene Corp. 3.95%, 10/15/2020	100	101
Gilead Sciences, Inc.
3.70%, 4/1/2024	20	20
3.50%, 2/1/2025	10	10

		164

Building Products — 0.1%
American Woodmark Corp. 4.88%, 3/15/2026 (e)	115	109
CRH America Finance, Inc. (Ireland) 3.40%, 5/9/2027 (e)	200	188
Hardwoods Acquisition, Inc. 7.50%, 8/1/2021‡ (e)	145	135
Jeld-Wen, Inc.
4.63%, 12/15/2025 (e)	50	48
4.88%, 12/15/2027 (e)	20	18
Johnson Controls International plc 5.00%, 3/30/2020	125	129
Standard Industries, Inc.
6.00%, 10/15/2025 (e)	90	90
4.75%, 1/15/2028 (e)	150	138

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Building Products — continued
Summit Materials LLC 5.13%, 6/1/2025 (e)	65	61
USG Corp. 4.88%, 6/1/2027 (e)	15	15

		931

Capital Markets — 0.2%
Bank of New York Mellon Corp. (The) 2.60%, 2/7/2022	100	98
Blackstone Holdings Finance Co. LLC 4.45%, 7/15/2045 (e)	44	42
Brookfield Finance, Inc. (Canada) 4.70%, 9/20/2047	50	47
Credit Suisse USA, Inc. (Switzerland) 7.13%, 7/15/2032	100	126
Deutsche Bank AG (Germany)
3.13%, 1/13/2021	115	111
3.30%, 11/16/2022	150	140
Goldman Sachs Group, Inc. (The)
(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (g)	188	181
3.75%, 5/22/2025	121	118
(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (g)	121	115
4.25%, 10/21/2025	36	36
3.85%, 1/26/2027	400	384
Intercontinental Exchange, Inc. 4.00%, 10/15/2023	94	96
Invesco Finance plc 3.75%, 1/15/2026	62	61
LPL Holdings, Inc. 5.75%, 9/15/2025‡ (e)	85	83
Macquarie Group Ltd. (Australia) 6.25%, 1/14/2021 (e)	80	85
Morgan Stanley
2.75%, 5/19/2022	300	291
5.00%, 11/24/2025	100	104
4.35%, 9/8/2026	150	148
3.63%, 1/20/2027	200	192
MSCI, Inc. 5.38%, 5/15/2027 (e)	70	70
Nomura Holdings, Inc. (Japan) 6.70%, 3/4/2020	47	50
UBS AG (Switzerland) 2.45%, 12/1/2020 (e)	200	195

		2,773

Chemicals — 0.3%
Ashland LLC 4.75%, 8/15/2022	170	171
CF Industries, Inc. 4.50%, 12/1/2026 (e)	34	34
Chemours Co. (The)
6.63%, 5/15/2023	90	94

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN FUNDS	21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Chemicals — continued
7.00%, 5/15/2025	67	72
Cornerstone Chemical Co. 6.75%, 8/15/2024 (e)	49	48
CVR Partners LP 9.25%, 6/15/2023 (e)	256	264
Dow Chemical Co. (The)
4.13%, 11/15/2021	19	19
3.00%, 11/15/2022	19	19
EI du Pont de Nemours & Co. 4.15%, 2/15/2043	89	83
FXI Holdings, Inc. 7.88%, 11/1/2024 (e)	102	100
Gates Global LLC 6.00%, 7/15/2022 (e)	123	125
GCP Applied Technologies, Inc. 5.50%, 4/15/2026 (e)	95	93
Hexion, Inc.
6.63%, 4/15/2020	224	210
9.00%, 11/15/2020	25	21
Huntsman International LLC 5.13%, 11/15/2022	193	198
INEOS Group Holdings SA (Luxembourg) 5.63%, 8/1/2024 (e)	480	473
Koppers, Inc. 6.00%, 2/15/2025 (e)	44	44
Mosaic Co. (The) 5.63%, 11/15/2043	166	167
NOVA Chemicals Corp. (Canada)
4.88%, 6/1/2024 (e)	205	195
5.25%, 6/1/2027 (e)	65	60
Nufarm Australia Ltd. (Australia) 5.75%, 4/30/2026 (e)	49	48
Nutrien Ltd. (Canada)
3.63%, 3/15/2024	50	48
3.38%, 3/15/2025	22	21
4.13%, 3/15/2035	120	111
PQ Corp. 5.75%, 12/15/2025 (e)	50	49
Rain CII Carbon LLC 7.25%, 4/1/2025 (e)	100	101
Scotts Miracle-Gro Co. (The)
6.00%, 10/15/2023	185	191
5.25%, 12/15/2026	45	43
Sherwin-Williams Co. (The) 3.30%, 2/1/2025	50	48
Trinseo Materials Operating SCA 5.38%, 9/1/2025 (e)	154	153
Tronox Finance plc 5.75%, 10/1/2025 (e)	40	39
Tronox, Inc. 6.50%, 4/15/2026 (e)	53	53
Union Carbide Corp. 7.75%, 10/1/2096	150	192
Venator Finance SARL 5.75%, 7/15/2025 (e)	140	134
WR Grace & Co.-Conn 5.63%, 10/1/2024 (e)	30	31

		3,752

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Services & Supplies — 0.1%
ACCO Brands Corp. 5.25%, 12/15/2024 (e)	110	110
ADT Corp. (The) 3.50%, 7/15/2022	60	56
4.13%, 6/15/2023	400	375
Aramark Services, Inc. 5.00%, 2/1/2028 (e)	55	53
Brink’s Co. (The) 4.63%, 10/15/2027 (e)	50	46
Clean Harbors, Inc. 5.13%, 6/1/2021	170	171
Covanta Holding Corp. 5.88%, 7/1/2025	100	96
Garda World Security Corp. (Canada) 8.75%, 5/15/2025 (e)	360	368
Harland Clarke Holdings Corp. 8.38%, 8/15/2022 (e)	50	49
Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (e)	120	114
Prime Security Services Borrower LLC 9.25%, 5/15/2023 (e)	215	230
Republic Services, Inc. 5.50%, 9/15/2019	150	154

		1,822

Communications Equipment — 0.1%
CB Escrow Corp. 8.00%, 10/15/2025 (e)	50	46
CommScope Technologies LLC
6.00%, 6/15/2025 (e)	450	460
5.00%, 3/15/2027 (e)	135	127
Nokia OYJ (Finland) 4.38%, 6/12/2027	100	94
Plantronics, Inc. 5.50%, 5/31/2023 (e)	50	50

		777

Construction & Engineering — 0.0% (c)
AECOM
5.88%, 10/15/2024	30	31
5.13%, 3/15/2027	294	277
MasTec, Inc. 4.88%, 3/15/2023	70	68
Tutor Perini Corp. 6.88%, 5/1/2025 (e)	160	160

		536

Construction Materials — 0.1%
Cemex SAB de CV (Mexico) 7.75%, 4/16/2026 (e)	600	652
Martin Marietta Materials, Inc. 3.45%, 6/1/2027	78	72
US Concrete, Inc. 6.38%, 6/1/2024	65	65

		789

Consumer Finance — 0.2%
Ally Financial, Inc.
4.13%, 2/13/2022	30	30

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Consumer Finance — continued
4.63%, 5/19/2022	670	668
5.75%, 11/20/2025	70	71
8.00%, 11/1/2031	60	71
Capital One Financial Corp. 4.20%, 10/29/2025	175	170
FirstCash, Inc. 5.38%, 6/1/2024 (e)	55	55
Ford Motor Credit Co. LLC 3.34%, 3/28/2022	200	196
General Motors Financial Co., Inc.
4.25%, 5/15/2023	120	120
4.00%, 1/15/2025	145	141
Springleaf Finance Corp.
8.25%, 10/1/2023	240	263
7.13%, 3/15/2026	31	31
Synchrony Financial 4.25%, 8/15/2024	100	98

		1,914

Containers & Packaging — 0.1%
Ardagh Packaging Finance plc (Ireland)
7.25%, 5/15/2024 (e)	340	354
6.00%, 2/15/2025 (e)	460	448
Ball Corp. 5.25%, 7/1/2025	40	41
Berry Global, Inc.
5.13%, 7/15/2023	25	25
4.50%, 2/15/2026 (e)	65	60
BWAY Holding Co. 5.50%, 4/15/2024 (e)	35	34
Crown Americas LLC 4.25%, 9/30/2026	85	78
Owens-Brockway Glass Container, Inc.
5.88%, 8/15/2023 (e)	50	50
5.38%, 1/15/2025 (e)	50	49
Reynolds Group Issuer, Inc. 5.75%, 10/15/2020	518	520
Sealed Air Corp. 5.13%, 12/1/2024 (e)	77	78
WestRock Co. 3.00%, 9/15/2024 (e)	100	95

		1,832

Distributors — 0.0% (c)
Global Partners LP
6.25%, 7/15/2022	37	36
7.00%, 6/15/2023‡	40	40
LKQ Corp. 4.75%, 5/15/2023	106	105

		181

Diversified Consumer Services — 0.0% (c)
Graham Holdings Co. 5.75%, 6/1/2026 (e)	27	27
Service Corp. International 7.50%, 4/1/2027	95	107

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Consumer Services — continued
Sotheby’s 4.88%, 12/15/2025 (e)	70	67

		201

Diversified Financial Services — 0.0% (c)
ACE Cash Express, Inc. 12.00%, 12/15/2022 (e)	65	70
CNG Holdings, Inc. 9.38%, 5/15/2020 (e)	110	109
Nationstar Mortgage LLC 6.50%, 6/1/2022	90	89
Travelport Corporate Finance plc 6.00%, 3/15/2026 (e)	53	54

		322

Diversified Telecommunication Services — 0.7%
Altice France SA (France) 7.38%, 5/1/2026 (e)	585	572
AT&T, Inc.
4.45%, 4/1/2024	20	20
3.95%, 1/15/2025	220	215
4.90%, 8/15/2037 (e)	700	664
British Telecommunications plc (United Kingdom) 9.63%, 12/15/2030	100	143
CCO Holdings LLC
5.88%, 4/1/2024 (e)	235	236
5.75%, 2/15/2026 (e)	845	830
5.50%, 5/1/2026 (e)	430	417
5.13%, 5/1/2027 (e)	435	406
5.00%, 2/1/2028 (e)	125	115
CenturyLink, Inc.
Series S, 6.45%, 6/15/2021	80	82
Series T, 5.80%, 3/15/2022	80	79
5.63%, 4/1/2025	285	270
Cincinnati Bell, Inc. 7.00%, 7/15/2024 (e)	115	105
Embarq Corp. 8.00%, 6/1/2036	415	392
Frontier Communications Corp.
10.50%, 9/15/2022	12	11
7.13%, 1/15/2023	110	81
7.63%, 4/15/2024	7	5
11.00%, 9/15/2025	477	381
8.50%, 4/1/2026 (e)	145	140
Intelsat Jackson Holdings SA (Luxembourg)
7.25%, 10/15/2020	395	393
5.50%, 8/1/2023	300	269
8.00%, 2/15/2024 (e)	255	268
9.75%, 7/15/2025 (e)	120	126
Intelsat Luxembourg SA (Luxembourg)
7.75%, 6/1/2021	11	10

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN FUNDS	23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Diversified Telecommunication Services — continued
8.13%, 6/1/2023	34	28
Level 3 Financing, Inc.
5.13%, 5/1/2023	95	93
5.38%, 1/15/2024	490	480
5.38%, 5/1/2025	15	15
Qwest Capital Funding, Inc. 7.75%, 2/15/2031	30	27
Sprint Capital Corp. 8.75%, 3/15/2032	519	555
Telecom Italia Capital SA (Italy)
6.38%, 11/15/2033	80	79
7.72%, 6/4/2038	110	118
Telefonica Emisiones SAU (Spain) 5.13%, 4/27/2020	102	105
Verizon Communications, Inc.
4.40%, 11/1/2034	100	93
5.25%, 3/16/2037	91	93
4.86%, 8/21/2046	147	140
5.01%, 8/21/2054	20	19
4.67%, 3/15/2055	93	83
Virgin Media Secured Finance plc (United Kingdom) 5.50%, 1/15/2025 (e)	200	196
Windstream Services LLC
6.38%, 8/1/2023	5	3
8.75%, 12/15/2024 (e)	516	326
8.63%, 10/31/2025 (e)	60	57

		8,740

Electric Utilities — 0.2%
Alabama Power Co. Series 13-A, 3.55%, 12/1/2023	61	61
DTE Electric Co. 3.38%, 3/1/2025	140	138
Duke Energy Progress LLC 4.10%, 3/15/2043	150	150
Electricite de France SA (France) 2.15%, 1/22/2019 (e)	80	80
Entergy Arkansas, Inc. 3.50%, 4/1/2026	100	99
Fortis, Inc. (Canada) 3.06%, 10/4/2026	250	228
Great Plains Energy, Inc. 4.85%, 6/1/2021	35	36
Kansas City Power & Light Co. 5.30%, 10/1/2041	54	61
Kentucky Utilities Co. 3.30%, 10/1/2025	50	49
Nevada Power Co. 5.45%, 5/15/2041	34	39
New England Power Co. (United Kingdom) 3.80%, 12/5/2047 (e)	168	161
NextEra Energy Operating Partners LP 4.50%, 9/15/2027 (e)	85	79
Pacific Gas & Electric Co. 3.25%, 6/15/2023	75	72
PECO Energy Co. 4.80%, 10/15/2043	400	439

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
Pennsylvania Electric Co. 3.25%, 3/15/2028 (e)	75	70
PPL Electric Utilities Corp. 4.75%, 7/15/2043	42	46
Public Service Co. of New Hampshire 3.50%, 11/1/2023	30	30
Southern California Edison Co.
6.65%, 4/1/2029	100	120
4.50%, 9/1/2040	40	40
4.65%, 10/1/2043	66	68
Southwestern Electric Power Co. Series J, 3.90%, 4/1/2045	50	47
Terraform Global Operating LLC 6.13%, 3/1/2026 (e)	63	62
Virginia Electric & Power Co.
2.95%, 1/15/2022	150	148
4.00%, 1/15/2043	75	72
Wisconsin Electric Power Co. 3.10%, 6/1/2025	165	159

		2,554

Electrical Equipment — 0.0% (c)
Energizer Gamma Acquisition, Inc. 6.38%, 7/15/2026 (e)	40	41
Sensata Technologies BV 5.00%, 10/1/2025 (e)	125	126
Vertiv Group Corp. 9.25%, 10/15/2024 (e)	298	292

		459

Electronic Equipment, Instruments & Components — 0.0% (c)
Arrow Electronics, Inc. 4.50%, 3/1/2023	100	101
CDW LLC
5.50%, 12/1/2024	45	46
5.00%, 9/1/2025	65	64
Itron, Inc. 5.00%, 1/15/2026 (e)	5	5

		216

Energy Equipment & Services — 0.2%
Apergy Corp. 6.38%, 5/1/2026 (e)	8	8
Bristow Group, Inc.
6.25%, 10/15/2022	19	15
8.75%, 3/1/2023 (e)	39	38
Calfrac Holdings LP (Canada) 8.50%, 6/15/2026 (e)	25	25
CSI Compressco LP
7.25%, 8/15/2022	55	50
7.50%, 4/1/2025 (e)	25	25
Diamond Offshore Drilling, Inc. 7.88%, 8/15/2025	47	49

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Energy Equipment & Services — continued
Ensco plc
4.50%, 10/1/2024	20	17
5.20%, 3/15/2025	53	44
7.75%, 2/1/2026	10	9
Halliburton Co. 8.75%, 2/15/2021	125	141
KCA Deutag UK Finance plc (United Kingdom) 9.88%, 4/1/2022 (e)	200	207
Nabors Industries, Inc. 5.75%, 2/1/2025 (e)	124	117
Noble Holding International Ltd. (United Kingdom)
7.75%, 1/15/2024	41	39
7.95%, 4/1/2025	27	25
7.88%, 2/1/2026 (e)	89	91
5.25%, 3/15/2042	17	12
8.95%, 4/1/2045	11	10
Precision Drilling Corp. (Canada)
6.50%, 12/15/2021	6	6
7.75%, 12/15/2023	105	111
5.25%, 11/15/2024	12	11
7.13%, 1/15/2026 (e)	71	73
Rowan Cos., Inc.
4.75%, 1/15/2024	6	5
7.38%, 6/15/2025	58	56
Shelf Drilling Holdings Ltd. (United Arab Emirates) 8.25%, 2/15/2025 (e)	135	137
Transocean Guardian Ltd. 5.88%, 1/15/2024 (e) (i)	91	91
Transocean, Inc.
9.00%, 7/15/2023 (e)	45	48
7.50%, 1/15/2026 (e)	237	241
7.50%, 4/15/2031	59	55
6.80%, 3/15/2038	81	66
9.35%, 12/15/2041	69	68
Trinidad Drilling Ltd. (Canada) 6.63%, 2/15/2025 (e)	21	20
Unit Corp. 6.63%, 5/15/2021	33	33
USA Compression Partners LP 6.88%, 4/1/2026 (e)	51	53
Weatherford International LLC 9.88%, 3/1/2025 (e)	16	16
Weatherford International Ltd.
8.25%, 6/15/2023	36	36
9.88%, 2/15/2024	61	62
6.50%, 8/1/2036	2	1
7.00%, 3/15/2038	35	28

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Energy Equipment & Services — continued
6.75%, 9/15/2040	2	1
5.95%, 4/15/2042	76	57

		2,197

Equity Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp. 3.50%, 1/31/2023	40	39
Crown Castle International Corp. 4.45%, 2/15/2026	240	238
CyrusOne LP 5.38%, 3/15/2027	45	45
Duke Realty LP 3.63%, 4/15/2023	84	83
EPR Properties 4.50%, 6/1/2027	62	59
Equinix, Inc.
5.75%, 1/1/2025	15	15
5.88%, 1/15/2026	345	349
ERP Operating LP 4.63%, 12/15/2021	158	164
ESH Hospitality, Inc. 5.25%, 5/1/2025 (e)	95	92
GEO Group, Inc. (The)
5.13%, 4/1/2023	110	108
5.88%, 10/15/2024	210	207
Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (e)	52	49
Iron Mountain, Inc. 4.88%, 9/15/2027 (e)	220	203
Liberty Property LP 4.40%, 2/15/2024	50	51
MGM Growth Properties Operating Partnership LP
5.63%, 5/1/2024	163	165
4.50%, 1/15/2028	15	14
National Retail Properties, Inc. 3.60%, 12/15/2026	51	48
Realty Income Corp. 3.65%, 1/15/2028	50	48
RHP Hotel Properties LP 5.00%, 4/15/2021	250	251
SBA Communications Corp. 4.88%, 9/1/2024	100	96
Scentre Group Trust 1 (Australia) 3.50%, 2/12/2025 (e)	250	241
Senior Housing Properties Trust 4.75%, 2/15/2028	150	145
Simon Property Group LP
4.38%, 3/1/2021	17	17
3.38%, 12/1/2027	100	95
Uniti Group LP
6.00%, 4/15/2023 (e)	200	193
8.25%, 10/15/2023	70	67
7.13%, 12/15/2024 (e)	25	23
Ventas Realty LP 4.13%, 1/15/2026	123	121

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN FUNDS	25

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Equity Real Estate Investment Trusts (REITs) — continued
VEREIT Operating Partnership LP
4.60%, 2/6/2024	100	100
3.95%, 8/15/2027	100	93
VICI Properties 1 LLC 8.00%, 10/15/2023	182	202

		3,621

Food & Staples Retailing — 0.1%
Albertsons Cos. LLC
6.63%, 6/15/2024	405	382
5.75%, 3/15/2025	140	124
Albertsons Cos., Inc. (ICE LIBOR USD 3 Month + 3.75%), 6.09%, 1/15/2024 (e) (g)	160	160
Kroger Co. (The) 5.40%, 7/15/2040	25	25
New Albertsons LP 8.70%, 5/1/2030	135	118
Rite Aid Corp. 6.13%, 4/1/2023 (e)	135	137
SUPERVALU, Inc.
6.75%, 6/1/2021	88	90
7.75%, 11/15/2022	186	191
Sysco Corp. 3.75%, 10/1/2025	56	55

		1,282

Food Products — 0.2%
B&G Foods, Inc. 5.25%, 4/1/2025	120	113
Bunge Ltd. Finance Corp. 8.50%, 6/15/2019	200	210
Campbell Soup Co. 3.95%, 3/15/2025	200	193
Cargill, Inc. 3.30%, 3/1/2022 (e)	100	100
Conagra Brands, Inc. 3.20%, 1/25/2023	114	110
Dole Food Co., Inc. 7.25%, 6/15/2025 (e)	80	79
JBS USA LUX SA (Brazil)
5.75%, 6/15/2025 (e)	480	444
6.75%, 2/15/2028 (e)	107	101
Kraft Heinz Foods Co. 6.88%, 1/26/2039	100	117
Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	38	39
Pilgrim’s Pride Corp.
5.75%, 3/15/2025 (e)	53	51
5.88%, 9/30/2027 (e)	141	131
Post Holdings, Inc.
5.50%, 3/1/2025 (e)	60	58
5.75%, 3/1/2027 (e)	95	92
5.63%, 1/15/2028 (e)	211	198
TreeHouse Foods, Inc. 6.00%, 2/15/2024 (e)	85	87

		2,123

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Gas Utilities — 0.0% (c)
AmeriGas Partners LP
5.50%, 5/20/2025	102	99
5.88%, 8/20/2026	60	58
5.75%, 5/20/2027	39	37
CenterPoint Energy Resources Corp. 4.50%, 1/15/2021	86	88
Southern California Gas Co. 3.20%, 6/15/2025	200	196
Southern Natural Gas Co. LLC 4.80%, 3/15/2047 (e)	31	32

		510

Health Care Equipment & Supplies — 0.1%
Avantor, Inc.
6.00%, 10/1/2024 (e)	65	64
DJO Finance LLC
8.13%, 6/15/2021 (e)	180	182
Hill-Rom Holdings, Inc.
5.75%, 9/1/2023 (e)	225	229
5.00%, 2/15/2025 (e)	15	15
Hologic, Inc. 4.38%, 10/15/2025 (e)	165	158
Kinetic Concepts, Inc. 7.88%, 2/15/2021 (e)	90	91
Mallinckrodt International Finance SA
5.63%, 10/15/2023 (e)	185	154
5.50%, 4/15/2025 (e)	90	72
Teleflex, Inc. 4.88%, 6/1/2026	49	48
Zimmer Biomet Holdings, Inc. 3.70%, 3/19/2023	35	35

		1,048

Health Care Providers & Services — 0.6%
Acadia Healthcare Co., Inc.
5.13%, 7/1/2022	20	20
5.63%, 2/15/2023	90	91
Aetna, Inc. 4.75%, 3/15/2044	123	123
Anthem, Inc.
3.35%, 12/1/2024	100	97
4.10%, 3/1/2028	140	137
Centene Corp.
6.13%, 2/15/2024	118	124
4.75%, 1/15/2025	110	110
Community Health Systems, Inc.
6.25%, 3/31/2023	183	168
8.63%, 1/15/2024 (e)	146	146
8.13%, 6/30/2024 (e)	150	124

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care Providers & Services — continued
DaVita, Inc.
5.13%, 7/15/2024	175	169
5.00%, 5/1/2025	190	179
Envision Healthcare Corp.
5.13%, 7/1/2022 (e)	205	207
6.25%, 12/1/2024 (e)	25	26
Express Scripts Holding Co. 3.50%, 6/15/2024	240	230
HCA, Inc.
7.50%, 2/15/2022	100	109
5.88%, 5/1/2023	508	527
5.38%, 2/1/2025	865	852
5.25%, 4/15/2025	85	85
5.88%, 2/15/2026	965	973
5.25%, 6/15/2026	10	10
HealthSouth Corp. 5.75%, 11/1/2024	230	230
Kindred Healthcare, Inc. 8.75%, 1/15/2023	170	181
MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (e)	190	195
NVA Holdings, Inc. 6.88%, 4/1/2026 (e)	50	50
Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (e) (j)	90	93
Team Health Holdings, Inc. 6.38%, 2/1/2025 (e)	180	155
Tenet Healthcare Corp.
4.50%, 4/1/2021	115	114
7.50%, 1/1/2022 (e)	260	270
8.13%, 4/1/2022	105	110
6.75%, 6/15/2023	590	587
4.63%, 7/15/2024 (e)	380	360
5.13%, 5/1/2025 (e)	176	167
7.00%, 8/1/2025 (e)	25	25
WellCare Health Plans, Inc. 5.25%, 4/1/2025	46	46

		7,090

Health Care Technology — 0.0% (c)
IQVIA, Inc. 5.00%, 10/15/2026 (e)	200	195

Hotels, Restaurants & Leisure — 0.4%
1011778 BC ULC (Canada) 4.25%, 5/15/2024 (e)	70	66
Boyd Gaming Corp.
6.88%, 5/15/2023	165	173
6.38%, 4/1/2026	110	111
6.00%, 8/15/2026 (e)	86	85
Boyne USA, Inc. 7.25%, 5/1/2025 (e)	104	108
CCM Merger, Inc. 6.00%, 3/15/2022 (e)	60	61

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hotels, Restaurants & Leisure — continued
Cedar Fair LP 5.38%, 6/1/2024	20	20
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (e)	115	117
Eldorado Resorts, Inc.
7.00%, 8/1/2023	45	47
6.00%, 4/1/2025	66	66
Gateway Casinos & Entertainment Ltd. (Canada) 8.25%, 3/1/2024 (e)	83	88
GLP Capital LP
5.25%, 6/1/2025	115	115
5.75%, 6/1/2028	75	76
Golden Nugget, Inc. 8.75%, 10/1/2025 (e)	150	154
Hilton Domestic Operating Co., Inc.
4.25%, 9/1/2024	35	33
5.13%, 5/1/2026 (e)	129	127
Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	35	36
Hilton Worldwide Finance LLC
4.63%, 4/1/2025	115	112
4.88%, 4/1/2027	24	23
International Game Technology plc 6.50%, 2/15/2025 (e)	300	310
Interval Acquisition Corp. 5.63%, 4/15/2023	155	156
IRB Holding Corp. 6.75%, 2/15/2026 (e)	112	107
Jack Ohio Finance LLC
6.75%, 11/15/2021 (e)	230	237
10.25%, 11/15/2022 (e)	155	168
KFC Holding Co. 4.75%, 6/1/2027 (e)	50	47
McDonald’s Corp. 4.88%, 7/15/2040	50	52
MGM Resorts International
7.75%, 3/15/2022	40	43
5.75%, 6/15/2025	85	85
4.63%, 9/1/2026	1,190	1,101
Sabre GLBL, Inc. 5.25%, 11/15/2023 (e)	225	226
Scientific Games International, Inc.
10.00%, 12/1/2022	35	37
5.00%, 10/15/2025 (e)	145	138
Seminole Hard Rock Entertainment, Inc. 5.88%, 5/15/2021 (e)	145	146
Six Flags Entertainment Corp.
4.88%, 7/31/2024 (e)	65	63
5.50%, 4/15/2027 (e)	50	49
Stars Group Holdings BV (Canada) 7.00%, 7/15/2026 (e)	98	99

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN FUNDS	27

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Hotels, Restaurants & Leisure — continued
Station Casinos LLC 5.00%, 10/1/2025 (e)	69	65
VOC Escrow Ltd. 5.00%, 2/15/2028 (e)	49	46
Wyndham Destinations, Inc.
4.15%, 4/1/2024	17	17
5.10%, 10/1/2025	10	10
4.50%, 4/1/2027	18	18
Wyndham Hotels & Resorts, Inc. 5.38%, 4/15/2026 (e)	19	19
Wynn Las Vegas LLC 5.50%, 3/1/2025 (e)	200	197

		5,054

Household Durables — 0.1%
Lennar Corp. 4.75%, 5/30/2025	245	237
LGI Homes, Inc. 6.88%, 7/15/2026 (e)	52	52
Mattamy Group Corp. (Canada) 6.50%, 10/1/2025 (e)	34	33
New Home Co., Inc. (The) 7.25%, 4/1/2022	75	77
Tempur Sealy International, Inc.
5.63%, 10/15/2023	195	195
5.50%, 6/15/2026	77	75
Toll Brothers Finance Corp. 4.35%, 2/15/2028	50	45

		714

Household Products — 0.1%
Central Garden & Pet Co.
6.13%, 11/15/2023	150	155
5.13%, 2/1/2028	80	74
Energizer Holdings, Inc. 5.50%, 6/15/2025 (e)	145	142
HRG Group, Inc. 7.75%, 1/15/2022	165	170
Kimberly-Clark Corp. 6.63%, 8/1/2037	100	134
Kronos Acquisition Holdings, Inc. (Canada) 9.00%, 8/15/2023 (e)	55	49
Spectrum Brands, Inc. 5.75%, 7/15/2025	152	150

		874

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. 5.13%, 9/1/2027	65	65
Calpine Corp.
5.88%, 1/15/2024 (e)	130	129
5.75%, 1/15/2025	115	105
5.25%, 6/1/2026‡ (e)	45	42
NRG Energy, Inc.
6.63%, 1/15/2027	40	41
5.75%, 1/15/2028 (e)	205	202
NRG Yield Operating LLC 5.00%, 9/15/2026	60	57
Talen Energy Supply LLC 6.50%, 6/1/2025	108	82

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Independent Power and Renewable Electricity Producers — continued
Vistra Energy Corp.
5.88%, 6/1/2023	540	556
8.00%, 1/15/2025 (e)	40	43

		1,322

Industrial Conglomerates — 0.0% (c)
General Electric Co. 6.75%, 3/15/2032	61	74
Roper Technologies, Inc. 3.00%, 12/15/2020	31	31

		105

Insurance — 0.2%
Allstate Corp. (The)
3.15%, 6/15/2023	61	61
5.95%, 4/1/2036	120	145
Alterra Finance LLC 6.25%, 9/30/2020	160	169
American International Group, Inc. 4.13%, 2/15/2024	306	307
AmWINS Group, Inc. 7.75%, 7/1/2026 (e)	42	43
Aon Corp. 6.25%, 9/30/2040	28	34
Assurant, Inc. 4.20%, 9/27/2023	120	120
Athene Holding Ltd. 4.13%, 1/12/2028	145	134
Chubb INA Holdings, Inc. 2.88%, 11/3/2022	65	64
CNA Financial Corp.
3.95%, 5/15/2024	17	17
4.50%, 3/1/2026	13	13
CNO Financial Group, Inc. 5.25%, 5/30/2025	85	84
Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025 (e)	36	35
Guardian Life Global Funding 2.50%, 5/8/2022 (e)	100	97
Liberty Mutual Group, Inc. 7.80%, 3/15/2037 (e)	45	53
Pacific Life Insurance Co. (ICE LIBOR USD 3 Month + 2.80%), 4.30%, 10/24/2067 (e) (g)	50	45
Protective Life Global Funding 2.62%, 8/22/2022 (e)	150	145
Prudential Insurance Co. of America (The) 8.30%, 7/1/2025 (e)	250	312
Teachers Insurance & Annuity Association of America 4.27%, 5/15/2047 (e)	200	191
Travelers Property Casualty Corp. 7.75%, 4/15/2026	75	92

		2,161

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Internet & Direct Marketing Retail — 0.0% (c)
Netflix, Inc.
4.88%, 4/15/2028 (e)	275	262
5.88%, 11/15/2028 (e)	107	108

		370

Internet Software & Services — 0.1%
Cogent Communications Group, Inc. 5.38%, 3/1/2022 (e)	190	195
Rackspace Hosting, Inc. 8.63%, 11/15/2024 (e)	220	221
Zayo Group LLC
6.38%, 5/15/2025	370	377
5.75%, 1/15/2027 (e)	55	54

		847

IT Services — 0.2%
Alliance Data Systems Corp. 5.38%, 8/1/2022 (e)	145	146
DXC Technology Co. 4.25%, 4/15/2024	69	69
Exela Intermediate LLC 10.00%, 7/15/2023 (e)	150	153
First Data Corp.
5.38%, 8/15/2023 (e)	325	328
7.00%, 12/1/2023 (e)	290	302
5.75%, 1/15/2024 (e)	715	714
Gartner, Inc. 5.13%, 4/1/2025 (e)	40	40
GCI LLC 6.88%, 4/15/2025	180	186
Western Union Co. (The) 3.60%, 3/15/2022	10	10

		1,948

Leisure Products — 0.0% (c)
Mattel, Inc.
3.15%, 3/15/2023	35	31
6.75%, 12/31/2025 (e)	312	304
Vista Outdoor, Inc. 5.88%, 10/1/2023	230	219

		554

Life Sciences Tools & Services — 0.0% (c)
Thermo Fisher Scientific, Inc. 3.20%, 8/15/2027	100	93

Machinery — 0.1%
ATS Automation Tooling Systems, Inc. (Canada) 6.50%, 6/15/2023 (e)	45	46
Mueller Water Products, Inc. 5.50%, 6/15/2026 (e)	35	35
Navistar International Corp. 6.63%, 11/1/2025 (e)	108	111

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Machinery — continued
Novelis Corp.
6.25%, 8/15/2024 (e)	165	165
5.88%, 9/30/2026 (e)	94	90
RBS Global, Inc. 4.88%, 12/15/2025 (e)	30	28
SPX FLOW, Inc. 5.63%, 8/15/2024 (e)	195	194
Tennant Co. 5.63%, 5/1/2025	48	48
Terex Corp. 5.63%, 2/1/2025 (e)	130	129
TriMas Corp. 4.88%, 10/15/2025 (e)	65	62
Wabash National Corp. 5.50%, 10/1/2025 (e)	65	62
Welbilt, Inc. 9.50%, 2/15/2024	70	77

		1,047

Media — 0.9%
21st Century Fox America, Inc. 6.75%, 1/9/2038	250	317
Altice Financing SA (Luxembourg)
6.63%, 2/15/2023 (e)	250	246
7.50%, 5/15/2026 (e)	200	194
Altice Luxembourg SA (Luxembourg)
7.75%, 5/15/2022 (e)	200	193
7.63%, 2/15/2025 (e)	200	184
Altice US Finance I Corp. 5.50%, 5/15/2026 (e)	475	458
AMC Entertainment Holdings, Inc.
5.88%, 2/15/2022	17	17
5.75%, 6/15/2025	200	196
6.13%, 5/15/2027	55	54
AMC Networks, Inc.
5.00%, 4/1/2024	155	153
4.75%, 8/1/2025	105	101
Cinemark USA, Inc. 4.88%, 6/1/2023	209	205
Clear Channel Worldwide Holdings, Inc.
Series B, 7.63%, 3/15/2020	420	418
Series B, 6.50%, 11/15/2022	1,060	1,081
Comcast Corp.
3.00%, 2/1/2024	250	239
3.38%, 8/15/2025	133	128
4.00%, 11/1/2049	39	34
4.05%, 11/1/2052	97	84
Cox Communications, Inc. 4.60%, 8/15/2047 (e)	39	36
CSC Holdings LLC
6.63%, 10/15/2025 (e)	485	496
10.88%, 10/15/2025 (e)	200	231
5.38%, 2/1/2028 (e)	560	518

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN FUNDS	29

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Media — continued
Discovery Communications LLC 4.38%, 6/15/2021	47	48
DISH DBS Corp.
5.88%, 7/15/2022	220	207
5.00%, 3/15/2023	400	347
5.88%, 11/15/2024	1,145	969
7.75%, 7/1/2026	60	52
Gray Television, Inc.
5.13%, 10/15/2024 (e)	85	81
5.88%, 7/15/2026 (e)	35	33
iHeartCommunications, Inc. 9.00%, 12/15/2019* (k)	275	208
Lamar Media Corp.
5.38%, 1/15/2024	30	31
5.75%, 2/1/2026	5	5
Live Nation Entertainment, Inc. 4.88%, 11/1/2024 (e)	21	20
Meredith Corp. 6.88%, 2/1/2026 (e)	70	69
Midcontinent Communications 6.88%, 8/15/2023 (e)	65	68
Nexstar Broadcasting, Inc.
6.13%, 2/15/2022 (e)	25	25
5.63%, 8/1/2024 (e)	35	34
Outfront Media Capital LLC 5.63%, 2/15/2024	150	152
Quebecor Media, Inc. (Canada) 5.75%, 1/15/2023	230	235
Sinclair Television Group, Inc.
5.63%, 8/1/2024 (e)	130	129
5.88%, 3/15/2026 (e)	12	12
5.13%, 2/15/2027 (e)	88	81
Sirius XM Radio, Inc.
6.00%, 7/15/2024 (e)	550	560
5.38%, 4/15/2025 (e)	365	360
5.38%, 7/15/2026 (e)	35	34
5.00%, 8/1/2027 (e)	15	14
TEGNA, Inc. 6.38%, 10/15/2023	215	221
Time Warner Cable LLC 7.30%, 7/1/2038	125	142
Time Warner Entertainment Co. LP 8.38%, 7/15/2033	150	185
Univision Communications, Inc.
5.13%, 5/15/2023 (e)	60	58
5.13%, 2/15/2025 (e)	65	60
UPCB Finance IV Ltd. (Netherlands) 5.38%, 1/15/2025 (e)	565	537

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued
Viacom, Inc.
3.88%, 4/1/2024	11	10
(ICE LIBOR USD 3 Month + 3.90%), 5.88%, 2/28/2057 (g)	91	86
(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (g)	34	33
Videotron Ltd. (Canada)
5.38%, 6/15/2024 (e)	190	195
5.13%, 4/15/2027 (e)	130	126
WMG Acquisition Corp.
5.63%, 4/15/2022 (e)	194	198
4.88%, 11/1/2024 (e)	130	127
5.50%, 4/15/2026 (e)	99	98

		11,433

Metals & Mining — 0.2%
AK Steel Corp.
7.50%, 7/15/2023	10	11
6.38%, 10/15/2025	40	37
7.00%, 3/15/2027	39	37
Alcoa Nederland Holding BV 6.75%, 9/30/2024 (e)	400	422
ArcelorMittal (Luxembourg)
6.50%, 2/25/2022	97	103
6.13%, 6/1/2025	17	18
7.25%, 10/15/2039	60	69
7.00%, 3/1/2041	35	40
BHP Billiton Finance USA Ltd. (Australia) 5.00%, 9/30/2043	34	38
Big River Steel LLC 7.25%, 9/1/2025 (e)	22	23
Cleveland-Cliffs, Inc. 5.75%, 3/1/2025	21	20
Coeur Mining, Inc. 5.88%, 6/1/2024	3	3
Commercial Metals Co.
4.88%, 5/15/2023	25	24
5.38%, 7/15/2027	24	23
FMG Resources August 2006 Pty. Ltd. (Australia)
4.75%, 5/15/2022 (e)	37	36
5.13%, 5/15/2024 (e)	40	38
Freeport-McMoRan, Inc.
3.55%, 3/1/2022	86	82
3.88%, 3/15/2023	223	211
4.55%, 11/14/2024	177	168
5.40%, 11/14/2034	25	22
5.45%, 3/15/2043	71	62

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Metals & Mining — continued
Hecla Mining Co. 6.88%, 5/1/2021	81	82
Hudbay Minerals, Inc. (Canada) 7.25%, 1/15/2023 (e)	35	36
Kaiser Aluminum Corp. 5.88%, 5/15/2024	22	22
Northwest Acquisitions ULC 7.13%, 11/1/2022 (e)	23	23
Steel Dynamics, Inc.
4.13%, 9/15/2025	72	69
5.00%, 12/15/2026	32	32
Teck Resources Ltd. (Canada)
4.75%, 1/15/2022	45	45
6.13%, 10/1/2035	75	75
6.00%, 8/15/2040	45	44
5.40%, 2/1/2043	45	40
United States Steel Corp.
6.88%, 8/15/2025	13	13
6.25%, 3/15/2026	73	72
Vale Overseas Ltd. (Brazil) 6.25%, 8/10/2026	161	175

		2,215

Multiline Retail — 0.0% (c)
JC Penney Corp., Inc. 8.63%, 3/15/2025 (e)	26	22
Macy’s Retail Holdings, Inc. 6.90%, 4/1/2029	34	36
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/2021 (e)	157	104
8.75% (cash), 10/15/2021 (e) (j)	110	71

		233

Multi-Utilities — 0.0% (c)
CMS Energy Corp. 3.45%, 8/15/2027	200	191
Consolidated Edison Co. of New York, Inc. 3.80%, 5/15/2028	75	75
NiSource, Inc.
2.65%, 11/17/2022	92	89
4.80%, 2/15/2044	65	67
Southern Co. Gas Capital Corp. 5.88%, 3/15/2041	18	21

		443

Oil, Gas & Consumable Fuels — 0.9%
Andeavor Logistics LP
Series A, (ICE LIBOR USD 3 Month + 4.65%), 6.87%, 2/15/2023 (f) (g) (h)	60	59
5.25%, 1/15/2025	35	36
4.25%, 12/1/2027	40	39

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
Antero Midstream Partners LP 5.38%, 9/15/2024	155	156
Antero Resources Corp.
5.13%, 12/1/2022	89	89
5.63%, 6/1/2023	275	279
APT Pipelines Ltd. (Australia) 4.25%, 7/15/2027 (e)	61	60
Athabasca Oil Corp. (Canada) 9.88%, 2/24/2022 (e)	117	121
Baytex Energy Corp. (Canada) 5.63%, 6/1/2024 (e)	25	23
Blue Racer Midstream LLC 6.13%, 11/15/2022 (e)	175	177
Buckeye Partners LP (ICE LIBOR USD 3 Month + 4.02%), 6.38%, 1/22/2078 (g)	50	45
California Resources Corp. 8.00%, 12/15/2022 (e)	49	44
Callon Petroleum Co.
6.13%, 10/1/2024	66	67
6.38%, 7/1/2026 (e)	14	14
Canadian Natural Resources Ltd. (Canada) 6.45%, 6/30/2033	150	176
Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023	123	125
Cenovus Energy, Inc. (Canada)
3.80%, 9/15/2023	50	48
6.75%, 11/15/2039	100	110
Cheniere Corpus Christi Holdings LLC
5.88%, 3/31/2025	205	213
5.13%, 6/30/2027	50	50
Cheniere Energy Partners LP 5.25%, 10/1/2025 (e)	35	34
Chesapeake Energy Corp.
(ICE LIBOR USD 3 Month + 3.25%), 5.60%, 4/15/2019 (g)	25	25
8.00%, 12/15/2022 (e)	164	172
8.00%, 1/15/2025	58	59
8.00%, 6/15/2027	145	148
CITGO Petroleum Corp. 6.25%, 8/15/2022 (e)	60	60
CNOOC Nexen Finance 2014 ULC (China) 4.25%, 4/30/2024	200	202
CNX Midstream Partners LP 6.50%, 3/15/2026 (e)	20	19
Covey Park Energy LLC 7.50%, 5/15/2025 (e)	55	56
Crestwood Midstream Partners LP
6.25%, 4/1/2023	73	74
5.75%, 4/1/2025	50	50

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN FUNDS	31

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
DCP Midstream LP Series A, (ICE LIBOR USD 3 Month + 5.15%), 7.37%, 12/15/2022 (f) (g) (h)	58	56
DCP Midstream Operating LP
3.88%, 3/15/2023	104	101
6.75%, 9/15/2037 (e)	55	58
Delek Logistics Partners LP 6.75%, 5/15/2025	97	97
Denbury Resources, Inc.
9.00%, 5/15/2021 (e)	24	26
9.25%, 3/31/2022 (e)	32	34
5.50%, 5/1/2022	22	20
Ecopetrol SA (Colombia) 5.38%, 6/26/2026	116	119
Encana Corp. (Canada)
7.38%, 11/1/2031	50	61
6.63%, 8/15/2037	35	42
Energy Transfer Equity LP
4.25%, 3/15/2023	28	27
5.88%, 1/15/2024	126	129
5.50%, 6/1/2027	5	5
Energy Transfer Partners LP
4.05%, 3/15/2025	95	92
Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.62%, 2/15/2028 (f) (g) (h)	24	22
EnLink Midstream Partners LP Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (f) (g) (h)	80	68
Enterprise Products Operating LLC
3.90%, 2/15/2024	33	33
3.70%, 2/15/2026	51	50
4.85%, 3/15/2044	100	100
5.10%, 2/15/2045	150	154
(ICE LIBOR USD 3 Month + 2.57%), 5.38%, 2/15/2078 (g)	35	32
EP Energy LLC
9.38%, 5/1/2024 (e)	135	111
8.00%, 11/29/2024 (e)	167	169
8.00%, 2/15/2025 (e)	127	98
7.75%, 5/15/2026 (e)	345	353
Genesis Energy LP
6.75%, 8/1/2022	27	27
6.00%, 5/15/2023	40	39
5.63%, 6/15/2024	40	38
Gulfport Energy Corp. 6.63%, 5/1/2023	55	55
Halcon Resources Corp. 6.75%, 2/15/2025	85	79

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
Hess Infrastructure Partners LP 5.63%, 2/15/2026 (e)	35	35
Hilcorp Energy I LP 5.00%, 12/1/2024 (e)	107	104
Holly Energy Partners LP 6.00%, 8/1/2024 (e)	50	50
Jagged Peak Energy LLC 5.88%, 5/1/2026 (e)	40	39
Jupiter Resources, Inc. (Canada) 8.50%, 10/1/2022 (e)	50	20
Laredo Petroleum, Inc. 5.63%, 1/15/2022	5	5
Magellan Midstream Partners LP 5.15%, 10/15/2043	25	26
Martin Midstream Partners LP 7.25%, 2/15/2021	100	99
MEG Energy Corp. (Canada)
6.38%, 1/30/2023 (e)	53	49
7.00%, 3/31/2024 (e)	350	327
6.50%, 1/15/2025 (e)	127	127
MPLX LP
5.50%, 2/15/2023	215	219
3.38%, 3/15/2023	63	62
Newfield Exploration Co.
5.75%, 1/30/2022	60	63
5.38%, 1/1/2026	55	56
NGPL PipeCo LLC 4.88%, 8/15/2027 (e)	25	25
Noble Energy, Inc. 4.95%, 8/15/2047	100	100
NuStar Logistics LP 5.63%, 4/28/2027	62	60
Oasis Petroleum, Inc.
6.88%, 3/15/2022	26	26
6.88%, 1/15/2023	235	239
6.25%, 5/1/2026 (e)	69	70
ONEOK Partners LP 4.90%, 3/15/2025	200	206
Parsley Energy LLC
5.38%, 1/15/2025 (e)	43	43
5.25%, 8/15/2025 (e)	70	69
5.63%, 10/15/2027 (e)	60	59
PBF Holding Co. LLC 7.25%, 6/15/2025	100	105
PBF Logistics LP 6.88%, 5/15/2023	32	32
Peabody Energy Corp. 6.00%, 3/31/2022 (e)	31	31
Petroleos Mexicanos (Mexico)
4.88%, 1/18/2024	29	28
6.88%, 8/4/2026	117	123
5.35%, 2/12/2028 (e)	92	87
Phillips 66 3.90%, 3/15/2028	105	102
Plains All American Pipeline LP
Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.12%, 11/15/2022 (f) (g) (h)	75	71
3.85%, 10/15/2023	20	19

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
QEP Resources, Inc. 5.63%, 3/1/2026	131	125
Range Resources Corp. 4.88%, 5/15/2025	205	192
RSP Permian, Inc.
6.63%, 10/1/2022	85	89
5.25%, 1/15/2025	25	27
Sanchez Energy Corp.
7.75%, 6/15/2021	92	78
6.13%, 1/15/2023	19	13
SemGroup Corp.
5.63%, 7/15/2022	55	53
5.63%, 11/15/2023	34	32
7.25%, 3/15/2026	51	50
Seven Generations Energy Ltd. (Canada) 5.38%, 9/30/2025 (e)	83	80
SM Energy Co.
5.00%, 1/15/2024	125	118
5.63%, 6/1/2025	120	116
Southwestern Energy Co.
4.10%, 3/15/2022	45	43
6.70%, 1/23/2025	100	98
7.50%, 4/1/2026	35	36
7.75%, 10/1/2027	35	36
Summit Midstream Holdings LLC
5.50%, 8/15/2022	23	22
5.75%, 4/15/2025	107	102
Suncor Energy, Inc. (Canada) 5.95%, 12/1/2034	50	58
Sunoco Logistics Partners Operations LP 5.50%, 2/15/2020	240	247
Sunoco LP
4.88%, 1/15/2023 (e)	58	56
5.50%, 2/15/2026 (e)	60	57
5.88%, 3/15/2028 (e)	10	9
Tallgrass Energy Partners LP
5.50%, 9/15/2024 (e)	54	55
5.50%, 1/15/2028 (e)	105	104
Targa Resources Partners LP
4.25%, 11/15/2023	220	211
6.75%, 3/15/2024	65	68
5.13%, 2/1/2025	105	104
5.88%, 4/15/2026 (e)	90	91
5.38%, 2/1/2027	28	27
5.00%, 1/15/2028 (e)	80	74
TerraForm Power Operating LLC 5.00%, 1/31/2028 (e)	150	142

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
TransMontaigne Partners LP 6.13%, 2/15/2026	27	27
Ultra Resources, Inc.
6.88%, 4/15/2022 (e)	250	189
7.13%, 4/15/2025 (e)	86	61
Whiting Petroleum Corp.
5.75%, 3/15/2021	140	143
6.63%, 1/15/2026 (e)	73	75
WildHorse Resource Development Corp.
6.88%, 2/1/2025 (e)	45	46
6.88%, 2/1/2025	85	87
Williams Cos., Inc. (The)
3.70%, 1/15/2023	37	36
7.75%, 6/15/2031	45	54
5.75%, 6/24/2044	55	57
Williams Partners LP 4.85%, 3/1/2048	71	68
WPX Energy, Inc.
8.25%, 8/1/2023	105	119
5.25%, 9/15/2024	145	143
5.75%, 6/1/2026	68	68

		11,687

Paper & Forest Products — 0.0% (c)
Clearwater Paper Corp. 5.38%, 2/1/2025 (e)	115	104

Personal Products — 0.0% (c)
Coty, Inc. 6.50%, 4/15/2026 (e)	155	149
Prestige Brands, Inc. 6.38%, 3/1/2024 (e)	40	39
Revlon Consumer Products Corp. 6.25%, 8/1/2024	77	43

		231

Pharmaceuticals — 0.2%
Allergan, Inc. 2.80%, 3/15/2023	80	76
Endo Dac 6.00%, 2/1/2025 (e)	325	253
Endo Finance LLC 5.75%, 1/15/2022 (e)	20	18
Valeant Pharmaceuticals International
7.25%, 7/15/2022 (e)	70	72
9.25%, 4/1/2026 (e)	49	51
8.50%, 1/31/2027 (e)	82	83
Valeant Pharmaceuticals International, Inc.
6.50%, 3/15/2022 (e)	30	31
5.88%, 5/15/2023 (e)	1,705	1,602
7.00%, 3/15/2024 (e)	156	163
5.50%, 11/1/2025 (e)	115	113
9.00%, 12/15/2025 (e)	260	270

		2,732

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN FUNDS	33

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Professional Services — 0.0% (c)
Booz Allen Hamilton, Inc. 5.13%, 5/1/2025 (e)	90	88
Jaguar Holding Co. II 6.38%, 8/1/2023 (e)	49	49

		137

Real Estate Management & Development — 0.0% (c)
Kennedy-Wilson, Inc. 5.88%, 4/1/2024 (e)	39	38
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada) 3.88%, 3/20/2027 (e)	200	197

		235

Road & Rail — 0.2%
AerCap Global Aviation Trust (Ireland) (ICE LIBOR USD 3 Month + 4.30%), 6.50%, 6/15/2045 (e) (g)	200	206
Avis Budget Car Rental LLC
5.50%, 4/1/2023	15	15
6.38%, 4/1/2024 (e)	435	426
5.25%, 3/15/2025 (e)	59	54
Avolon Holdings Funding Ltd. (Ireland) 5.50%, 1/15/2023 (e)	12	12
Canadian Pacific Railway Co. (Canada) 7.13%, 10/15/2031	63	80
ERAC USA Finance LLC 4.50%, 8/16/2021 (e)	35	36
Herc Rentals, Inc. 7.75%, 6/1/2024 (e)	251	268
Hertz Corp. (The)
7.38%, 1/15/2021	25	25
7.63%, 6/1/2022 (e)	230	221
6.25%, 10/15/2022	10	9
5.50%, 10/15/2024 (e)	335	263
Park Aerospace Holdings Ltd. (Ireland) 5.50%, 2/15/2024 (e)	190	187
Penske Truck Leasing Co. LP
2.50%, 6/15/2019 (e)	35	35
4.20%, 4/1/2027 (e)	160	157
Ryder System, Inc.
2.45%, 9/3/2019	83	82
2.50%, 5/11/2020	113	112

		2,188

Semiconductors & Semiconductor Equipment — 0.1%
Amkor Technology, Inc.
6.63%, 6/1/2021	110	110
6.38%, 10/1/2022	190	193
Analog Devices, Inc.
2.95%, 1/12/2021	120	119
3.13%, 12/5/2023	37	36

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
Broadcom Corp. 3.63%, 1/15/2024	151	146
Entegris, Inc. 4.63%, 2/10/2026 (e)	80	76
MagnaChip Semiconductor Corp. (South Korea) 6.63%, 7/15/2021	100	97
Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026 (e)	400	416

		1,193

Software — 0.1%
Camelot Finance SA 7.88%, 10/15/2024 (e)	115	115
CDK Global, Inc. 4.88%, 6/1/2027	20	19
CURO Financial Technologies Corp. 12.00%, 3/1/2022 (e)	58	63
Fair Isaac Corp. 5.25%, 5/15/2026 (e)	36	36
Genesys Telecommunications Laboratories, Inc. 10.00%, 11/30/2024 (e)	160	179
Infor Software Parent LLC 7.12% (cash), 5/1/2021 (e) (j)	65	65
Infor US, Inc. 6.50%, 5/15/2022	700	703
Informatica LLC 7.13%, 7/15/2023 (e)	139	140
Microsoft Corp. 4.10%, 2/6/2037	217	226
Nuance Communications, Inc. 5.63%, 12/15/2026	100	98
Open Text Corp. (Canada) 5.88%, 6/1/2026 (e)	70	71
Solera LLC 10.50%, 3/1/2024 (e)	75	83
Symantec Corp. 5.00%, 4/15/2025 (e)	75	73

		1,871

Specialty Retail — 0.1%
Advance Auto Parts, Inc. 4.50%, 12/1/2023	30	31
L Brands, Inc. 6.75%, 7/1/2036	125	110
O’Reilly Automotive, Inc. 3.60%, 9/1/2027	62	58
Party City Holdings, Inc. 6.13%, 8/15/2023 (e)	60	60
Penske Automotive Group, Inc. 5.50%, 5/15/2026	118	116
PetSmart, Inc.
7.13%, 3/15/2023 (e)	264	177
5.88%, 6/1/2025 (e)	225	173
8.88%, 6/1/2025 (e)	131	86
Staples, Inc. 8.50%, 9/15/2025 (e)	415	387

		1,198

Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.
3.20%, 5/13/2025	256	250
3.35%, 2/9/2027	75	73
2.90%, 9/12/2027	75	71

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Technology Hardware, Storage & Peripherals — continued
Dell International LLC
5.88%, 6/15/2021 (e)	335	339
7.13%, 6/15/2024 (e)	230	244
Diebold Nixdorf, Inc. 8.50%, 4/15/2024	135	129
Western Digital Corp. 4.75%, 2/15/2026	239	233

		1,339

Textiles, Apparel & Luxury Goods — 0.0% (c)
Hanesbrands, Inc.
4.63%, 5/15/2024 (e)	65	63
4.88%, 5/15/2026 (e)	70	68

		131

Thrifts & Mortgage Finance — 0.0% (c)
Ladder Capital Finance Holdings LLLP 5.25%, 10/1/2025 (e)	90	85
Quicken Loans, Inc. 5.25%, 1/15/2028 (e)	200	184
Radian Group, Inc. 4.50%, 10/1/2024	90	87

		356

Tobacco — 0.0% (c)
BAT Capital Corp. (United Kingdom) 4.39%, 8/15/2037 (e)	68	64

Trading Companies & Distributors — 0.1%
Ahern Rentals, Inc. 7.38%, 5/15/2023 (e)	120	117
H&E Equipment Services, Inc. 5.63%, 9/1/2025	90	88
United Rentals North America, Inc.
5.88%, 9/15/2026	310	313
5.50%, 5/15/2027	335	325
4.88%, 1/15/2028	95	88
WESCO Distribution, Inc. 5.38%, 6/15/2024	45	44

		975

Water Utilities — 0.0% (c)
American Water Capital Corp. 6.59%, 10/15/2037	100	131

Wireless Telecommunication Services — 0.3%
America Movil SAB de CV (Mexico) 5.00%, 3/30/2020	100	103
CB T-MOBILE USA, Inc.
6.50%, 1/15/2024‡	170	—
6.38%, 3/1/2025‡	200	—
6.50%, 1/15/2026‡	544	—	(a)
Hughes Satellite Systems Corp. 5.25%, 8/1/2026	70	66

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wireless Telecommunication Services — continued
Intelsat Connect Finance SA (Luxembourg) 12.50%, 4/1/2022 (e)	52	51
Rogers Communications, Inc. (Canada) 3.63%, 12/15/2025	76	74
Sprint Communications, Inc. 7.00%, 3/1/2020 (e)	98	102
Sprint Corp.
7.25%, 9/15/2021	204	212
7.88%, 9/15/2023	230	239
7.13%, 6/15/2024	388	392
7.63%, 2/15/2025	975	999
7.63%, 3/1/2026	278	283
T-Mobile USA, Inc.
6.50%, 1/15/2024	170	177
6.38%, 3/1/2025	200	208
6.50%, 1/15/2026	544	560
4.75%, 2/1/2028	210	194
4.75%, 2/1/2028‡	210	—
United States Cellular Corp. 6.70%, 12/15/2033	240	251
Vodafone Group plc (United Kingdom)
6.15%, 2/27/2037	50	55
5.00%, 5/30/2038	48	47
Wind Tre SpA (Italy) 5.00%, 1/20/2026 (e)	200	158

		4,171

Total Corporate Bonds (Cost $118,891)		116,296

Collateralized Mortgage Obligations — 6.8%
Alternative Loan Trust
Series 2005-20CB, Class 4A1, 5.25%, 7/25/2020	65	64
Series 2004-27CB, Class A1, 6.00%, 12/25/2034	346	348
Series 2005-3CB, Class 1A4, 5.25%, 3/25/2035	12	12
Series 2005-21CB, Class A17, 6.00%, 6/25/2035	426	415
Banc of America Alternative Loan Trust
Series 2004-6, Class 4A1, 5.00%, 7/25/2019	38	37
Series 2006-5, Class 3A1, 6.00%, 6/25/2046	97	97
Bear Stearns ALT-A Trust
Series 2004-6, Class 1A, 2.73%, 7/25/2034 (l)	34	35

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN FUNDS	35

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2005-4, Class 23A2, 3.78%, 5/25/2035 (l)	371		376
Series 2005-7, Class 12A3, 2.77%, 8/25/2035 (l)	94		93
CHL Mortgage Pass-Through Trust
Series 2005-HYB3, Class 2A1A, 3.73%, 6/20/2035 (l)	558		562
Series 2006-HYB1, Class 2A2C, 3.36%, 3/20/2036 (l)	675		621
Series 2006-HYB2, Class 2A1B, 3.46%, 4/20/2036 (l)	705		650
Series 2006-21, Class A14, 6.00%, 2/25/2037	97		85
Citigroup Mortgage Loan Trust
Series 2005-11, Class A2A, 3.63%, 10/25/2035 (l)	205		207
Citigroup Mortgage Loan Trust, Inc.
Series 2003-1, Class 3A4, 5.25%, 9/25/2033	8		8
Series 2005-4, Class A, 3.59%, 8/25/2035 (l)	267		270
COLT Mortgage Loan Trust Series 2018-2, Class A1, 3.47%, 7/27/2048 (e) (l)	593		593
CSFB Mortgage-Backed Pass-Through Certificates Series 2003-27, Class 5A4, 5.25%, 11/25/2033	20		20
CVS Pass-Through Trust 8.35%, 7/10/2031 (e)	312		376
Deephaven Residential Mortgage Trust Series 2018-2A, Class A1, 3.48%, 4/25/2058 (e) (l)	1,212		1,212
FHLMC — GNMA Series 31, Class Z, 8.00%, 4/25/2024	77		83
FHLMC REMIC
Series 2651, Class VZ, 4.50%, 7/15/2018	—	(a)	—	(a)
Series 2699, Class TC, 4.00%, 11/15/2018	9		9
Series 2715, Class NG, 4.50%, 12/15/2018	7		7
Series 2764, Class OE, 4.50%, 3/15/2019	3		3
Series 2783, Class AT, 4.00%, 4/15/2019	5		5
Series 2780, Class JA, 4.50%, 4/15/2019	—	(a)	—	(a)
Series 2809, Class UC, 4.00%, 6/15/2019	1		1
Series 2877, Class AD, 4.00%, 10/15/2019	14		14
Series 2910, Class BE, 4.50%, 12/15/2019	6		6
Series 2950, Class KZ, 4.50%, 3/15/2020	181		181
Series 1087, Class I, 8.50%, 6/15/2021	2		2
Series 1136, Class H, 6.00%, 9/15/2021	1		1
Series 2595, Class HO, 4.50%, 3/15/2023	12		12
Series 2033, Class K, 6.05%, 8/15/2023	33		34

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2685, Class DT, 5.00%, 10/15/2023	62	64
Series 2686, Class GC, 5.00%, 10/15/2023	21	22
Series 1617, Class PM, 6.50%, 11/15/2023	32	34
Series 2756, Class NA, 5.00%, 2/15/2024	33	34
Series 2773, Class CD, 4.50%, 4/15/2024	22	23
Series 1710, Class GH, 8.00%, 4/15/2024	28	30
Series 3532, Class EB, 4.00%, 5/15/2024	98	100
Series 3534, Class MB, 4.00%, 5/15/2024	100	102
Series 1732, Class K, 6.50%, 5/15/2024	19	20
Series 2989, Class TG, 5.00%, 6/15/2025	34	35
Series 2988, Class TY, 5.50%, 6/15/2025	53	56
Series 3710, Class GB, 4.00%, 8/15/2025	154	157
Series 3816, Class HA, 3.50%, 11/15/2025	391	397
Series 3102, Class CE, 5.50%, 1/15/2026	83	86
Series 3121, Class JD, 5.50%, 3/15/2026	25	26
Series 3845, Class QY, 4.00%, 4/15/2026	400	411
Series 1843, Class Z, 7.00%, 4/15/2026	29	31
Series 3898, Class KH, 3.50%, 6/15/2026	328	332
Series 3962, Class KD, 3.00%, 10/15/2026	175	173
Series 4064, Class AY, 3.00%, 6/15/2027	351	341
Series 3755, Class MU, 4.00%, 11/15/2030	114	120
Series 2378, Class BD, 5.50%, 11/15/2031	78	84
Series 2455, Class GK, 6.50%, 5/15/2032	50	55
Series 2457, Class PE, 6.50%, 6/15/2032	18	20
Series 2473, Class JZ, 6.50%, 7/15/2032	47	51
Series 4119, Class KE, 1.75%, 10/15/2032	61	57
Series 2575, Class PE, 5.50%, 2/15/2033	69	74
Series 2586, Class WG, 4.00%, 3/15/2033	186	190
Series 4203, Class BN, 3.00%, 4/15/2033	213	208
Series 2864, Class NB, 5.50%, 7/15/2033	2	2
Series 4238, Class UY, 3.00%, 8/15/2033	550	526
Series 2673, Class PE, 5.50%, 9/15/2033	65	70
Series 2764, Class UG, 5.00%, 3/15/2034	200	213
Series 2802, Class CD, 5.25%, 5/15/2034	440	485
Series 2922, Class GA, 5.50%, 5/15/2034	8	8
Series 3929, Class MC, 1.75%, 12/15/2034	131	129
Series 2901, Class KB, 5.00%, 12/15/2034	100	107
Series 2935, Class HJ, 5.00%, 2/15/2035	88	94
Series 3077, Class TO, PO, 4/15/2035	18	16
Series 2960, Class JH, 5.50%, 4/15/2035	240	258
Series 3017, Class ML, 5.00%, 8/15/2035	475	507
Series 3151, Class UC, 5.50%, 8/15/2035	8	8
Series 3200, PO, 8/15/2036	9	7
Series 3212, Class BK, 5.50%, 9/15/2036	16	17
Series 3213, Class PE, 6.00%, 9/15/2036	58	64

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 3349, Class DP, 6.00%, 9/15/2036	1	1
Series 3279, Class PE, 5.50%, 2/15/2037	29	32
Series 3413, Class B, 5.50%, 4/15/2037	63	66
Series 3605, Class NC, 5.50%, 6/15/2037	188	205
Series 4031, Class AB, 5.50%, 6/15/2037	199	216
Series 3747, Class HI, IO, 4.50%, 7/15/2037	4	—	(a)
Series 3405, Class PE, 5.00%, 1/15/2038	123	131
Series 3662, Class QB, 5.00%, 3/15/2038	84	89
Series 3523, Class EX, 5.00%, 4/15/2039	100	106
Series 3902, Class MA, 4.50%, 7/15/2039	14	14
Series 3553, Class PG, 5.50%, 7/15/2039	225	241
Series 4219, Class JA, 3.50%, 8/15/2039	168	170
Series 3564, Class NB, 5.00%, 8/15/2039	187	210
Series 3827, Class BM, 5.50%, 8/15/2039	184	190
Series 3622, Class WA, 5.50%, 9/15/2039	48	52
Series 3748, Class D, 4.00%, 11/15/2039	124	128
Series 3768, Class MB, 4.00%, 12/15/2039	159	163
Series 3910, Class CT, 4.00%, 12/15/2039	362	373
Series 3795, Class PD, 4.50%, 1/15/2040	150	157
Series 3653, Class HJ, 5.00%, 4/15/2040	66	71
Series 3662, Class PJ, 5.00%, 4/15/2040	141	150
Series 4199, Class FB, 2.37%, 5/15/2040 (l)	2,974	2,983
Series 3677, Class KB, 4.50%, 5/15/2040	191	198
Series 3811, Class PA, 5.00%, 9/15/2040	98	103
Series 3842, Class PH, 4.00%, 4/15/2041	29	30
Series 3859, Class JB, 5.00%, 5/15/2041	183	196
Series 3852, Class TP, IF, 5.50%, 5/15/2041 (l)	75	79
Series 4097, Class DC, 1.50%, 6/15/2041	122	114
Series 3873, Class MJ, 4.00%, 6/15/2041	175	178
Series 3895, Class BF, 2.57%, 7/15/2041 (l)	132	134
Series 4565, Class DM, 3.00%, 2/15/2042	345	342
Series 4034, Class PJ, 2.00%, 3/15/2042	198	189
Series 4026, Class HB, 3.50%, 4/15/2042	141	139
Series 4026, Class MQ, 4.00%, 4/15/2042	271	281
Series 4068, Class PE, 3.00%, 6/15/2042	320	308
Series 4790, Class ED, 3.50%, 8/15/2042	1,588	1,596
Series 4180, Class ME, 2.50%, 10/15/2042	70	68
Series 4494, Class KA, 3.75%, 10/15/2042	2,563	2,614
Series 4566, Class CA, 3.00%, 1/15/2043	256	254
Series 4661, Class AC, 4.00%, 4/15/2043	4,109	4,214
Series 4217, Class F, 2.42%, 6/15/2043 (l)	364	363
Series 4800, Class PA, 3.50%, 7/15/2043	976	985
Series 4384, Class LB, 3.50%, 8/15/2043	350	351
Series 4243, Class AE, 4.00%, 8/15/2043	192	196

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 4471, Class JB, 3.50%, 9/15/2043	800		796
Series 4764, Class NK, 3.50%, 9/15/2043	2,776		2,803
Series 4685, Class PA, 3.00%, 11/15/2044	1,690		1,670
Series 4631, Class G, 2.50%, 7/15/2045	448		431
Series 4592, Class WT, 5.50%, 6/15/2046	141		154
Series 3688, Class GT, 7.32%, 11/15/2046 (l)	50		57
Series 4648, Class FA, 2.57%, 1/15/2047 (l)	6,088		6,160
Series 4735, Class FB, 2.42%, 12/15/2047 (l)	2,044		2,049
FHLMC STRIPS
Series 263, Class F5, 2.57%, 6/15/2042 (l)	128		129
Series 284, Class 300, 3.00%, 10/15/2042	265		259
FHLMC Structured Pass-Through Securities Certificates
Series T-54, Class 2A, 6.50%, 2/25/2043	87		99
FNMA REMIC
Series 2003-81, Class LC, 4.50%, 9/25/2018	2		2
Series 1990-7, Class B, 8.50%, 1/25/2020	1		1
Series 1990-35, Class E, 9.50%, 4/25/2020	—	(a)	—	(a)
Series 1990-76, Class G, 7.00%, 7/25/2020	1		1
Series 1990-106, Class J, 8.50%, 9/25/2020	5		5
Series 1991-73, Class A, 8.00%, 7/25/2021	1		1
Series 1992-112, Class GB, 7.00%, 7/25/2022	16		17
Series G92-35, Class E, 7.50%, 7/25/2022	13		14
Series 1992-195, Class C, 7.50%, 10/25/2022	6		7
Series 2003-83, Class PG, 5.00%, 6/25/2023	10		10
Series 2008-65, Class CD, 4.50%, 8/25/2023	37		37
Series 2003-78, Class B, 5.00%, 8/25/2023	43		44
Series 1993-226, Class PK, 6.00%, 12/25/2023	247		270
Series 2005-18, Class EG, 5.00%, 3/25/2025	18		19
Series 2011-40, Class KA, 3.50%, 3/25/2026	147		148
Series 2011-99, Class CV, 4.50%, 3/25/2026	82		86
Series 1998-37, Class VZ, 6.00%, 6/17/2028	29		31
Series 1998-66, Class B, 6.50%, 12/25/2028	58		60

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN FUNDS	37

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2014-1, Class DU, 2.50%, 2/25/2029	200	187
Series 2009-15, Class AC, 5.50%, 3/25/2029	59	64
Series 2009-60, Class DE, 5.00%, 8/25/2029	111	117
Series 2011-33, Class GD, 3.50%, 4/25/2031	350	354
Series 2011-43, Class B, 3.50%, 5/25/2031	375	380
Series 2002-55, Class PG, 5.50%, 9/25/2032	63	68
Series 2002-82, Class PE, 6.00%, 12/25/2032	65	72
Series 2012-147, Class WN, 4.50%, 1/25/2033	175	184
Series 2003-21, Class OU, 5.50%, 3/25/2033	15	16
Series 2003-29, Class BY, 5.50%, 4/25/2033	228	249
Series 2003-48, Class GH, 5.50%, 6/25/2033	200	216
Series 2003-58, Class AD, 3.25%, 7/25/2033	16	16
Series 2003-63, Class PE, 3.50%, 7/25/2033	7	7
Series 2013-94, Class CV, 3.50%, 7/25/2033	326	330
Series 2003-67, Class KE, 5.00%, 7/25/2033	98	104
Series 2003-110, Class WA, 4.00%, 8/25/2033	19	20
Series 2014-58, Class VM, 4.00%, 8/25/2033	250	259
Series 2013-101, Class E, 3.00%, 10/25/2033	250	242
Series 2004-36, Class PC, 5.50%, 2/25/2034	23	23
Series 2014-56, Class VH, 3.50%, 9/25/2034	200	199
Series 2005-38, Class TB, 6.00%, 11/25/2034	41	41
Series 2004-92, Class TB, 5.50%, 12/25/2034	100	112
Series 2005-5, Class CK, 5.00%, 1/25/2035	54	58
Series 2005-29, Class WC, 4.75%, 4/25/2035	39	41
Series 2005-23, Class TG, 5.00%, 4/25/2035	3	3
Series 2005-68, Class BC, 5.25%, 6/25/2035	28	28

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2009-22, Class EG, 5.00%, 7/25/2035	17	18
Series 2005-58, Class EP, 5.50%, 7/25/2035	40	42
Series 2009-71, Class JT, 6.00%, 6/25/2036	297	326
Series 2009-19, Class TD, 5.00%, 8/25/2036	128	138
Series 2009-19, Class PW, 4.50%, 10/25/2036	210	218
Series 2007-13, Class H, 5.50%, 3/25/2037	35	38
Series 2007-30, Class MB, 4.25%, 4/25/2037	432	447
Series 2009-50, Class PT, 6.03%, 5/25/2037 (l)	39	42
Series 2007-65, Class KI, IF, IO, 4.53%, 7/25/2037 (l)	16	2
Series 2007-61, Class PE, 5.50%, 7/25/2037	341	367
Series 2007-84, Class P, 5.00%, 8/25/2037	152	159
Series 2009-86, Class OT, PO, 10/25/2037	45	40
Series 2013-74, Class HP, 3.00%, 10/25/2037	369	360
Series 2013-83, Class CA, 3.50%, 10/25/2037	151	152
Series 2011-22, Class MA, 6.50%, 4/25/2038	56	58
Series 2008-61, Class GB, 5.50%, 7/25/2038	103	107
Series 2011-111, Class EA, 5.00%, 12/25/2038	20	20
Series 2011-104, Class KY, 4.00%, 3/25/2039	518	527
Series 2009-37, Class KI, IF, IO, 3.91%, 6/25/2039 (l)	11	1
Series 2009-73, Class HJ, 6.00%, 9/25/2039	217	237
Series 2010-9, Class PE, 4.50%, 10/25/2039	95	97
Series 2009-80, Class KH, 5.00%, 10/25/2039	262	278
Series 2009-86, Class IP, IO, 5.50%, 10/25/2039	15	3
Series 2009-112, Class ST, IF, IO, 4.16%, 1/25/2040 (l)	58	7
Series 2010-35, Class SB, IF, IO, 4.33%, 4/25/2040 (l)	26	3
Series 2010-45, Class BL, 4.50%, 5/25/2040	400	412

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2010-64, Class DM, 5.00%, 6/25/2040	98	103
Series 2010-85, Class NJ, 4.50%, 8/25/2040	160	167
Series 2010-103, Class PJ, 4.50%, 9/25/2040	200	211
Series 2010-137, Class XP, 4.50%, 10/25/2040	309	321
Series 2010-141, Class AL, 4.00%, 12/25/2040	234	240
Series 2011-113, Class MC, 4.00%, 12/25/2040	184	186
Series 2014-2, Class PX, 4.50%, 1/25/2041	200	214
Series 2011-41, Class KL, 4.00%, 5/25/2041	450	449
Series 2011-53, Class DT, 4.50%, 6/25/2041	255	270
Series 2012-29, Class PA, 4.00%, 7/25/2041	164	165
Series 2012-137, Class CF, 2.39%, 8/25/2041 (l)	80	80
Series 2012-16, Class GC, 2.50%, 11/25/2041	1,016	972
Series 2011-114, Class B, 3.50%, 11/25/2041	285	287
Series 2011-112, Class PB, 4.00%, 11/25/2041	325	336
Series 2011-126, Class KB, 4.00%, 12/25/2041	500	518
Series 2011-132, Class PE, 4.50%, 12/25/2041	450	469
Series 2012-20, Class TD, 4.50%, 2/25/2042	161	168
Series 2012-50, Class HB, 4.00%, 3/25/2042	108	110
Series 2012-83, Class TN, 5.00%, 8/25/2042	148	156
Series 2012-136, Class DL, 3.50%, 12/25/2042	200	201
Series 2013-31, Class NC, 3.00%, 4/25/2043	215	206
Series 2016-59, Class CA, 3.50%, 9/25/2043	493	495
Series 2013-104, Class CY, 5.00%, 10/25/2043	328	358
Series 2016-95, Class UH, 3.50%, 2/25/2045	914	922
Series 2016-5, Class KB, 2.50%, 2/25/2046	310	269

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2016-25, Class FL, 2.59%, 5/25/2046 (l)	724	731
Series 2016-64, Class FA, 2.59%, 9/25/2046 (l)	589	594
Series 2008-22, Class AB, 5.00%, 4/25/2048	508	534
Series 2011-85, Class KP, 7.00%, 9/25/2051	104	120
Series 2017-41, Class ME, 3.00%, 5/25/2053	5,117	5,043
FNMA STRIPS Series 293, Class 1, PO, 12/25/2024	13	13
GNMA
Series 2002-22, Class CD, 6.50%, 5/17/2031	74	76
Series 2003-62, Class BG, 5.00%, 7/20/2033	72	77
Series 2003-65, Class AL, 5.50%, 8/20/2033	358	395
Series 2003-66, Class HD, 5.50%, 8/20/2033	111	120
Series 2004-16, Class AE, 5.50%, 2/20/2034	427	468
Series 2004-16, Class EC, 5.50%, 2/20/2034	145	165
Series 2005-13, Class AE, 5.00%, 9/20/2034	75	78
Series 2005-11, Class PL, 5.00%, 2/20/2035	229	246
Series 2005-13, Class BG, 5.00%, 2/20/2035	176	191
Series 2005-48, Class CY, 5.00%, 6/20/2035	148	161
Series 2006-1, Class LE, 5.50%, 6/20/2035	91	98
Series 2005-54, Class JE, 5.00%, 7/20/2035	271	292
Series 2006-7, Class ND, 5.50%, 8/20/2035	459	504
Series 2006-50, Class JD, 5.00%, 9/20/2036	260	289
Series 2006-69, Class MB, 5.50%, 12/20/2036	146	155
Series 2008-20, Class HC, 5.75%, 6/16/2037	161	170
Series 2007-35, Class NE, 6.00%, 6/16/2037	130	150
Series 2007-33, Class LE, 5.50%, 6/20/2037	97	106
Series 2007-79, Class BL, 5.75%, 8/20/2037	112	122

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN FUNDS	39

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2009-106, Class ST, IF, IO, 3.92%, 2/20/2038 (l)	115	14
Series 2008-23, Class YA, 5.25%, 3/20/2038	28	31
Series 2008-26, Class JP, 5.25%, 3/20/2038	88	95
Series 2008-33, Class PB, 5.50%, 4/20/2038	148	162
Series 2008-68, Class PQ, 5.50%, 4/20/2038	21	21
Series 2008-62, Class SA, IF, IO, 4.07%, 7/20/2038 (l)	24	3
Series 2008-63, Class PE, 5.50%, 7/20/2038	265	293
Series 2008-58, Class ZT, 6.50%, 7/20/2038	116	143
Series 2008-76, Class US, IF, IO, 3.82%, 9/20/2038 (l)	40	4
Series 2008-76, Class PD, 5.75%, 9/20/2038	168	185
Series 2011-97, Class WA, 6.11%, 11/20/2038 (l)	50	55
Series 2008-95, Class DS, IF, IO, 5.22%, 12/20/2038 (l)	61	8
Series 2009-42, Class CD, 5.00%, 6/20/2039	301	327
Series 2009-47, Class LT, 5.00%, 6/20/2039	438	477
Series 2009-72, Class SM, IF, IO, 4.16%, 8/16/2039 (l)	40	5
Series 2010-14, Class QP, 6.00%, 12/20/2039	3	3
Series 2010-158, Class EP, 4.50%, 12/16/2040	205	217
Series 2010-157, Class OP, PO, 12/20/2040	81	66
Series 2017-162, Class PL, 3.00%, 10/20/2047	590	538
Series 2015-H20, Class FA, 2.39%, 8/20/2065 (l)	174	175
Series 2015-H26, Class FG, 2.44%, 10/20/2065 (l)	436	439
GSR Mortgage Loan Trust
Series 2004-6F, Class 2A4, 5.50%, 5/25/2034	16	16
Series 2004-8F, Class 2A3, 6.00%, 9/25/2034	6	6
Impac CMB Trust
Series 2004-9, Class 1A1, 2.85%, 1/25/2035 (l)	595	585

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 2005-5, Class A4, 2.85%, 8/25/2035 (l)	417		377
Series 2005-8, Class 1AM, 2.79%, 2/25/2036 (l)	844		788
Series 2007-A, Class M3, 4.34%, 5/25/2037‡ (e) (l)	787		714
JP Morgan Mortgage Trust
Series 2006-A2, Class 5A3, 3.62%, 11/25/2033 (l)	42		43
Series 2007-A1, Class 5A5, 3.69%, 7/25/2035 (l)	27		28
LSTAR Securities Investment Ltd. (Cayman Islands) Series 2017-7, Class A, 3.66%, 10/1/2022 (e) (l)	221		220
MASTR Adjustable Rate Mortgages Trust Series 2004-3, Class 3A2, 3.65%, 4/25/2034 (l)	239		241
MASTR Alternative Loan Trust
Series 2004-5, Class 5A1, 4.75%, 6/25/2019	2		2
Series 2004-6, Class 8A1, 5.50%, 7/25/2034	306		313
Series 2004-6, Class 7A1, 6.00%, 7/25/2034	285		291
Series 2005-6, Class 1A2, 5.50%, 12/25/2035	352		337
MASTR Asset Securitization Trust
Series 2003-11, Class 3A1, 4.50%, 12/25/2018	—	(a)	—	(a)
Series 2003-11, Class 8A1, 5.50%, 12/25/2033	11		11
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1, 2.73%, 10/25/2028 (l)	22		21
Series 2004-B, Class A1, 2.59%, 5/25/2029 (l)	29		29
Merrill Lynch Mortgage Investors Trust MLMI Series 2005-A5, Class A9, 3.99%, 6/25/2035 (l)	150		151
Morgan Stanley Mortgage Loan Trust Series 2004-3, Class 4A, 5.66%, 4/25/2034 (l)	41		43
NSM
7.50%, 6/30/2023(i)	26		26
8.25%, 6/30/2026(i)	38		38
PHH Mortgage Trust Series 2008-CIM2, Class 5A1, 6.00%, 7/25/2038	3		3
Prime Mortgage Trust Series 2004-2, Class A2, 4.75%, 11/25/2019	3		3

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued
Provident Funding Mortgage Loan Trust Series 2005-2, Class 2A1A, 4.18%, 10/25/2035 (l)	55		55
RALI Trust Series 2004-QS3, Class CB, 5.00%, 3/25/2019	1		1
Residential Asset Securitization Trust
Series 2004-A6, Class A1, 5.00%, 8/25/2019	76		75
Series 2006-A8, Class 3A1, 6.00%, 8/25/2036	476		405
RFMSI Trust Series 2007-S9, Class 2A1, 5.50%, 9/25/2022	1		1
SACO I, Inc. Series 1997-2, Class 1A5, 7.00%, 8/25/2036 (e)	39		39
Sequoia Mortgage Trust
Series 2004-11, Class A1, 2.68%, 12/20/2034 (l)	52		51
Series 2007-3, Class 1A1, 2.28%, 7/20/2036 (l)	380		362
Structured Asset Mortgage Investments II Trust
Series 2003-AR4, Class A1, 2.78%, 1/19/2034 (l)	23		22
Series 2005-AR2, Class 2A1, 2.55%, 5/25/2045 (l)	118		114
Structured Asset Securities Corp. Series 2003-37A, Class 2A, 3.69%, 12/25/2033 (l)	8		8
Thornburg Mortgage Securities Trust Series 2004-4, Class 3A, 3.06%, 12/25/2044 (l)	38		38
Vendee Mortgage Trust Series 2003-2, Class Z, 5.00%, 5/15/2033	452		481
WaMu Mortgage Pass-Through Certificates Series 2005-AR8, Class 2AB2, 2.93%, 7/25/2045 (l)	1,480		1,480
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-S6, Class 2A1, 5.00%, 7/25/2018	—	(a)	—	(a)
Series 2003-AR9, Class 1A6, 3.37%, 9/25/2033 (l)	17		17
Series 2005-AR3, Class A1, 3.66%, 3/25/2035 (l)	369		363
Series 2005-AR10, Class 1A4, 3.36%, 9/25/2035 (l)	413		422
Series 2007-HY3, Class 3A3, 3.48%, 3/25/2037 (l)	484		450
Series 2006-AR17, Class 1A1A, 2.27%, 12/25/2046 (l)	592		582

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wells Fargo Mortgage Backed Securities Trust Series 2006-AR2, Class 2A3, 3.82%, 3/25/2036 (l)	55	56
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-N, Class A6, 3.60%, 8/25/2034 (l)	270	273
Series 2004-P, Class 2A1, 3.64%, 9/25/2034 (l)	71	73
Series 2004-EE, Class 3A1, 4.16%, 12/25/2034 (l)	8	9

Total Collateralized Mortgage Obligations (Cost $85,692)		85,507

Asset-Backed Securities — 4.0%
ABFC Trust Series 2003-OPT1, Class M1, 3.13%, 2/25/2033‡ (l)	840	844
ACE Securities Corp. Home Equity Loan Trust
Series 2004-OP1, Class M3, 3.97%, 4/25/2034 (l)	482	461
Series 2004-HE3, Class M3, 3.17%, 11/25/2034‡ (l)	165	165
Series 2005-HE6, Class M1, 2.56%, 10/25/2035‡ (l)	250	248
Air Canada Pass-Through Trust (Canada)
Series 2013-1, Class A, 4.13%, 5/15/2025 (e)	27	28
Series 2017-1, Class AA, 3.30%, 1/15/2030 (e)	142	136
Ally Auto Receivables Trust
Series 2015-1, Class A3, 1.39%, 9/16/2019	5	5
Series 2017-2, Class A3, 1.78%, 8/16/2021	266	263
Series 2017-3, Class A3, 1.74%, 9/15/2021	201	199
Series 2018-1, Class A3, 2.35%, 6/15/2022	200	198
American Airlines Pass-Through Trust
Series 2011-1, Class A, 5.25%, 1/31/2021	11	11
Series 2013-2, Class A, 4.95%, 1/15/2023	140	144
Series 2017-1, Class AA, 3.65%, 2/15/2029	48	47
American Credit Acceptance Receivables Trust
Series 2017-3, Class A, 1.82%, 3/10/2020 (e)	24	23
Series 2018-1, Class A, 2.72%, 3/10/2021 (e)	121	121
American Express Credit Account Master Trust Series 2017-1, Class A, 1.93%, 9/15/2022	240	236
AmeriCredit Automobile Receivables Series 2015-4, Class A3, 1.70%, 7/8/2020	18	17
Americredit Automobile Receivables Trust Series 2018-1, Class A3, 3.07%, 12/19/2022	115	115

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN FUNDS	41

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
AmeriCredit Automobile Receivables Trust
Series 2017-1, Class A3, 1.87%, 8/18/2021	59	59
Series 2017-2, Class A3, 1.98%, 12/20/2021	72	71
Series 2017-3, Class A3, 1.90%, 3/18/2022	91	90
Series 2017-4, Class A3, 2.04%, 7/18/2022	117	115
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2002-2, Class M3, 4.75%, 8/25/2032‡ (l)	288	286
Series 2003-9, Class M2, 4.94%, 9/25/2033‡ (l)	370	358
Ameriquest Mortgage Securities, Inc. Asset-Backed Securities
Series 2003-10, Class M1, 3.14%, 12/25/2033‡ (l)	309	305
Series 2003-10, Class M2, 4.64%, 12/25/2033‡ (l)	271	266
Series 2004-R1, Class M1, 2.89%, 2/25/2034‡ (l)	322	325
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2004-W3, Class A3, 2.91%, 2/25/2034‡ (l)	90	88
Series 2004-W1, Class M3, 4.27%, 3/25/2034‡ (l)	502	493
Series 2004-W7, Class M9, 4.11%, 5/25/2034‡ (e) (l)	296	262
Series 2004-W6, Class M4, 4.94%, 5/25/2034‡ (l)	629	629
Ascentium Equipment Receivables Trust Series 2017-1A, Class A3, 2.29%, 6/10/2021 (e)	73	72
Asset-Backed Securities Corp. Home Equity Loan Trust
Series 2003-HE7, Class M1, 3.05%, 12/15/2033‡ (l)	1,850	1,850
Series 2004-HE1, Class M1, 3.12%, 1/15/2034‡ (l)	483	481
AXIS Equipment Finance Receivables IV LLC Series 2016-1A, Class A, 2.21%, 11/20/2021 (e)	51	51
Bear Stearns Asset-Backed Securities Trust Series 2004-2, Class M1, 3.29%, 8/25/2034‡ (l)	366	357
BMW Vehicle Lease Trust
Series 2017-1, Class A3, 1.98%, 5/20/2020	185	184
Series 2017-2, Class A3, 2.07%, 10/20/2020	95	94

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

British Airways Pass-Through Trust (United Kingdom) Series 2018-1, Class AA, 3.80%, 9/20/2031 (e)	119	119
Business Jet Securities LLC Series 2018-1, Class A, 4.34%, 2/15/2033 (e)	262	263
Cabela’s Credit Card Master Note Trust Series 2015-2, Class A1, 2.25%, 7/17/2023	62	61
CarMax Auto Owner Trust
Series 2015-2, Class A3, 1.37%, 3/16/2020	23	22
Series 2017-1, Class A3, 1.98%, 11/15/2021	249	247
Series 2017-3, Class A3, 1.97%, 4/15/2022	124	122
Series 2017-4, Class A3, 2.11%, 10/17/2022	91	90
Series 2018-1, Class A3, 2.48%, 11/15/2022	219	217
Series 2018-2, Class A3, 2.98%, 1/17/2023	45	45
CDC Mortgage Capital Trust
Series 2003-HE1, Class M1, 3.44%, 8/25/2033 (l)	246	245
Series 2003-HE3, Class M2, 4.72%, 11/25/2033‡ (l)	5	5
Chase Funding Loan Acquisition Trust Series 2004-OPT1, Class M2, 3.59%, 6/25/2034‡ (l)	329	327
CHEC Loan Trust Series 2004-2, Class M3, 3.34%, 4/25/2034‡ (l)	220	213
Citibank Credit Card Issuance Trust Series 2016-A1, Class A1, 1.75%, 11/19/2021	250	246
Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF4, 5.07%, 4/25/2034‡ (m)	1,339	1,363
CNH Equipment Trust
Series 2017-A, Class A3, 2.07%, 5/16/2022	240	237
Series 2017-B, Class A3, 1.86%, 9/15/2022	113	111
Series 2017-C, Class A3, 2.08%, 2/15/2023	150	148
Consumer Loan Underlying Bond Credit Trust Series 2017-NP2, Class A, 2.55%, 1/16/2024 (e)	51	51
Continental Airlines Pass-Through Trust Series 2007-1, Class A, 5.98%, 4/19/2022	70	74
Countrywide Asset-Backed Certificates
Series 2004-SD2, Class M1, 2.71%, 6/25/2033‡ (e) (l)	299	297
Series 2003-BC6, Class M2, 3.82%, 10/25/2033‡ (l)	91	91
Series 2004-BC1, Class M3, 4.19%, 10/25/2033‡ (l)	45	44

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2005-12, Class M2, 2.58%, 2/25/2036‡ (l)	750	744
Credit Acceptance Auto Loan Trust Series 2018-2A, Class A, 3.47%, 5/17/2027 (e)	250	251
Credit-Based Asset Servicing & Securitization LLC
Series 2003-CB5, Class M2, 4.57%, 11/25/2033‡ (l)	226	220
Series 2004-CB4, Class A5, 6.78%, 5/25/2035 (m)	649	649
Series 2004-CB6, Class M3, 4.19%, 7/25/2035‡ (l)	244	239
CSFB Mortgage-Backed Pass-Through Certificates Series 2002-HE4, Class AF, 5.51%, 8/25/2032‡ (m)	25	26
CWABS, Inc. Asset-Backed Certificates
Series 2003-BC1, Class A1, 2.89%, 3/25/2033‡ (l)	239	236
Series 2003-5, Class MF2, 5.20%, 11/25/2033‡ (l)	219	218
CWABS, Inc. Asset-Backed Certificates Trust
Series 2004-5, Class M3, 3.82%, 7/25/2034‡ (l)	386	390
Series 2004-6, Class M2, 3.07%, 10/25/2034‡ (l)	323	320
Dell Equipment Finance Trust Series 2017-1, Class A3, 2.14%, 4/22/2022 (e)	100	100
Delta Air Lines Pass-Through Trust
Series 2011-1, Class A, 5.30%, 4/15/2019	7	7
Series 2010-2, Class A, 4.95%, 5/23/2019	6	6
Discover Card Execution Note Trust Series 2015-A3, Class A, 1.45%, 3/15/2021	250	249
Drive Auto Receivables Trust
Series 2017-BA, Class B, 2.20%, 5/15/2020 (e)	14	14
Series 2017-3, Class B, 2.30%, 5/17/2021	142	142
DT Auto Owner Trust
Series 2017-2A, Class B, 2.44%, 2/15/2021 (e)	152	152
Series 2017-3A, Class B, 2.40%, 5/17/2021 (e)	61	61
Series 2018-1A, Class A, 2.59%, 5/17/2021 (e)	224	223
Series 2018-2A, Class A, 2.84%, 9/15/2021 (e)	200	200
Equity One Mortgage Pass-Through Trust Series 2003-1, Class M1, 4.86%, 8/25/2033‡ (l)	889	901

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Exeter Automobile Receivables Trust Series 2018-1A, Class A, 2.21%, 5/17/2021 (e)	207		206
Fifth Third Auto Trust Series 2015-1, Class A3, 1.42%, 3/16/2020	37		37
First Franklin Mortgage Loan Trust Series 2006-FF8, Class IIA3, 2.24%, 7/25/2036‡ (l)	150		150
First Investors Auto Owner Trust Series 2017-2A, Class A2, 2.27%, 7/15/2022 (e)	107		106
Flagship Credit Auto Trust
Series 2017-3, Class A, 1.88%, 10/15/2021 (e)	77		77
Series 2018-2, Class A, 2.97%, 10/17/2022 (e)	134		133
Series 2017-2, Class B, 2.57%, 4/15/2023 (e)	80		79
Ford Credit Auto Lease Trust
Series 2017-A, Class A3, 1.88%, 4/15/2020	213		212
Series 2017-B, Class A3, 2.03%, 12/15/2020	92		91
Ford Credit Auto Owner Trust
Series 2015-A, Class A3, 1.28%, 9/15/2019	—	(a)	—	(a)
Series 2015-B, Class A3, 1.16%, 11/15/2019	12		12
Series 2015-C, Class A3, 1.41%, 2/15/2020	38		38
Series 2017-A, Class A3, 1.67%, 6/15/2021	151		150
Fremont Home Loan Trust
Series 2003-B, Class M2, 4.52%, 12/25/2033‡ (l)	47		46
Series 2004-A, Class M1, 2.92%, 1/25/2034‡ (l)	931		922
GLS Auto Receivables Trust Series 2016-1A, Class A, 2.73%, 10/15/2020 (e)	64		64
GM Financial Automobile Leasing Trust
Series 2017-1, Class A3, 2.06%, 5/20/2020	178		177
Series 2017-3, Class A3, 2.01%, 11/20/2020	40		39
Series 2018-1, Class A4, 2.68%, 12/20/2021	151		150
GM Financial Consumer Automobile Series 2017-1A, Class A3, 1.78%, 10/18/2021 (e)	126		124
GM Financial Consumer Automobile Receivables Trust Series 2018-1, Class A3, 2.32%, 7/18/2022	108		107
GSAMP Trust Series 2004-NC2, Class B2, 5.47%, 10/25/2034‡ (e) (l)	527		418

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN FUNDS	43

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Harley-Davidson Motorcycle Trust Series 2015-2, Class A3, 1.30%, 3/16/2020	1	1
Hero Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048 (e)	192	192
Home Equity Asset Trust
Series 2002-1, Class M2, 3.99%, 11/25/2032‡ (l)	342	324
Series 2004-3, Class M1, 2.95%, 8/25/2034‡ (l)	419	416
Series 2004-6, Class M2, 2.99%, 12/25/2034‡ (l)	91	89
Series 2007-2, Class 2A2, 2.28%, 7/25/2037‡ (l)	136	136
Home Equity Mortgage Loan Asset-Backed Trust Series 2004-B, Class M3, 3.29%, 11/25/2034‡ (l)	238	237
Honda Auto Receivables Owner Trust
Series 2016-3, Class A3, 1.16%, 5/18/2020	130	129
Series 2017-3, Class A3, 1.79%, 9/20/2021	60	59
Hyundai Auto Lease Securitization Trust Series 2018-B, Class A4, 3.20%, 6/15/2022 (e)	127	127
Hyundai Auto Receivables Trust
Series 2015-C, Class A3, 1.46%, 2/18/2020	42	42
Series 2017-A, Class A3, 1.76%, 8/16/2021	169	167
Series 2017-B, Class A3, 1.77%, 1/18/2022	200	197
John Deere Owner Trust
Series 2015-B, Class A3, 1.44%, 10/15/2019	14	14
Series 2017-B, Class A3, 1.82%, 10/15/2021	71	70
Long Beach Mortgage Loan Trust
Series 2001-2, Class M1, 2.65%, 7/25/2031‡ (l)	390	392
Series 2003-4, Class M2, 4.72%, 8/25/2033‡ (l)	79	81
Mastr Asset-Backed Securities Trust Series 2004-OPT1, Class M2, 3.74%, 2/25/2034‡ (l)	66	64
Mercedes-Benz Auto Lease Trust Series 2018-A, Class A3, 2.41%, 2/16/2021	184	183
Merrill Lynch Mortgage Investors Trust
Series 2002-NC1, Class M1, 3.14%, 5/25/2033‡ (l)	550	541
Series 2003-OPT1, Class M1, 3.07%, 7/25/2034 (l)	78	76
Series 2004-HE1, Class M2, 4.34%, 4/25/2035‡ (l)	376	374

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2005-NC1, Class M2, 3.17%, 10/25/2035‡ (l)	464	457
Series 2005-FM1, Class M1, 2.81%, 5/25/2036 (l)	314	308
MFA LLC Series 2018-NPL1, Class A1, 3.88%, 5/25/2048 (e) (m)	1,966	1,962
Morgan Stanley ABS Capital I, Inc. Trust Series 2004-NC2, Class M2, 3.89%, 12/25/2033‡ (l)	139	132
Series 2005-HE1, Class M3, 2.87%, 12/25/2034‡ (l)	335	315
Series 2005-HE1, Class M4, 3.17%, 12/25/2034‡ (l)	195	183
Morgan Stanley Dean Witter Capital I, Inc. Trust
Series 2002-AM3, Class A3, 3.07%, 2/25/2033‡ (l)	327	320
Series 2002-AM3, Class M1, 3.52%, 2/25/2033‡ (l)	142	142
New Century Home Equity Loan Trust
Series 2003-5, Class M1, 5.11%, 11/25/2033 (m)	239	237
Series 2003-6, Class M1, 3.17%, 1/25/2034‡ (l)	438	439
Series 2004-4, Class M1, 2.86%, 2/25/2035‡ (l)	592	588
Series 2005-1, Class M1, 2.77%, 3/25/2035‡ (l)	250	250
NextGear Floorplan Master Owner Trust Series 2017-1A, Class A2, 2.54%, 4/18/2022 (e)	141	139
Nissan Auto Lease Trust
Series 2017-A, Class A3, 1.91%, 4/15/2020	126	125
Series 2017-B, Class A3, 2.05%, 9/15/2020	114	113
Nissan Auto Receivables Owner Trust
Series 2015-C, Class A3, 1.37%, 5/15/2020	28	28
Series 2017-C, Class A3, 2.12%, 4/18/2022	139	137
NovaStar Mortgage Funding Trust
Series 2003-2, Class M2, 4.87%, 9/25/2033‡ (l)	383	380
Series 2003-3, Class M1, 3.08%, 12/25/2033‡ (l)	184	185
OneMain Financial Issuance Trust Series 2015-2A, Class A, 2.57%, 7/18/2025 (e)	27	27
Option One Mortgage Acceptance Corp. Asset-Backed Certificates
Series 2003-4, Class M1, 3.11%, 7/25/2033‡ (l)	639	626

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2003-5, Class A3, 2.99%, 8/25/2033‡ (l)	381	372
Option One Mortgage Loan Trust Series 2004-2, Class M2, 3.67%, 5/25/2034‡ (l)	688	647
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2004-WWF1, Class M4, 3.74%, 12/25/2034‡ (l)	1,431	1,447
Series 2005-WCH1, Class M4, 3.34%, 1/25/2036‡ (l)	500	502
Pretium Mortgage Credit Partners I LLC
Series 2017-NPL5, Class A1, 3.33%, 12/30/2032 (e) (l)	644	641
Series 2018-NPL2, Class A1, 3.70%, 3/27/2033‡ (e) (m)	703	702
Prosper Marketplace Issuance Trust
Series 2017-1A, Class A, 2.56%, 6/15/2023 (e)	23	23
Series 2017-2A, Class A, 2.41%, 9/15/2023 (e)	36	36
RAMP Trust
Series 2005-RS6, Class M4, 3.07%, 6/25/2035‡ (l)	500	501
Series 2006-EFC1, Class M1, 2.48%, 2/25/2036 (l)	1,705	1,707
Series 2006-RZ3, Class M1, 2.44%, 8/25/2036‡ (l)	1,000	981
RASC Trust Series 2005-EMX1, Class M1, 2.74%, 3/25/2035‡ (l)	582	583
Renaissance Home Equity Loan Trust
Series 2003-2, Class A, 2.97%, 8/25/2033‡ (l)	570	556
Series 2003-2, Class M1, 3.33%, 8/25/2033‡ (l)	1,261	1,261
Santander Drive Auto Receivables Trust
Series 2017-2, Class A3, 1.87%, 12/15/2020	200	200
Series 2018-1, Class A3, 2.32%, 8/16/2021	130	129
Santander Retail Auto Lease Trust Series 2018-A, Class A3, 2.93%, 5/20/2021 (e)	280	279
Saxon Asset Securities Trust
Series 2000-2, Class MF2, 8.66%, 7/25/2030‡ (m)	81	67
Series 2003-1, Class AF6, 4.71%, 6/25/2033 (m)	7	7
Series 2003-2, Class M2, 4.72%, 6/25/2033‡ (l)	185	187

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2003-3, Class M1, 3.07%, 12/25/2033‡ (l)	461	444
Series 2004-2, Class MV2, 3.89%, 8/25/2035‡ (l)	443	445
SoFi Consumer Loan Program LLC Series 2016-2, Class A, 3.09%, 10/27/2025 (e)	37	37
SoFi Professional Loan Program LLC Series 2017-B, Class A1FX, 1.83%, 5/25/2040 (e)	42	42
Specialty Underwriting & Residential Finance Trust Series 2003-BC4, Class M1, 2.99%, 11/25/2034‡ (l)	351	337
Spirit Airlines Pass-Through Trust Series 2017-1, Class AA, 3.38%, 2/15/2030	61	60
Stanwich Mortgage Loan Co. 2017-NPL-A-1 LLC Series 2017-NPA1, Class A1, 3.60%, 3/16/2022‡ (e) (m)	51	51
Structured Asset Investment Loan Trust
Series 2003-BC3, Class M1, 3.52%, 4/25/2033‡ (l)	66	66
Series 2003-BC11, Class M1, 3.07%, 10/25/2033‡ (l)	245	244
Series 2004-6, Class M2, 4.04%, 7/25/2034‡ (l)	22	22
Series 2004-7, Class M1, 3.14%, 8/25/2034‡ (l)	58	57
Series 2004-7, Class M2, 3.22%, 8/25/2034‡ (l)	299	289
Series 2004-8, Class M2, 3.02%, 9/25/2034‡ (l)	275	274
Structured Asset Securities Corp. Trust Series 2005-SC1, Class 1A1, 2.36%, 5/25/2031‡ (e) (l)	129	102
Toyota Auto Receivables Owner Trust Series 2017-A, Class A3, 1.73%, 2/16/2021	54	53
United Airlines Pass-Through Trust
Series 2018-1, Class AA, 3.50%, 3/1/2030	171	166
Series 2018-1, Class A, 3.70%, 3/1/2030	161	157
VOLT LIV LLC Series 2017-NPL1, Class A1, 3.50%, 2/25/2047 (e) (m)	19	19
VOLT LIX LLC Series 2017-NPL6, Class A1, 3.25%, 5/25/2047‡ (e) (m)	52	52
VOLT LVI LLC Series 2017-NPL3, Class A1, 3.50%, 3/25/2047 (e) (m)	864	862
VOLT LVII LLC Series 2017-NPL4, Class A1, 3.38%, 4/25/2047 (e) (m)	83	83
VOLT LVIII LLC Series 2017-NPL5, Class A1, 3.38%, 5/28/2047‡ (e) (m)	35	35

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN FUNDS	45

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
VOLT LXI LLC Series 2017-NPL8, Class A1, 3.13%, 6/25/2047 (e) (m)	52	52
VOLT XL LLC Series 2015-NP14, Class A1, 4.38%, 11/27/2045‡ (e) (m)	31	32
Wells Fargo Home Equity Asset-Backed Securities Trust Series 2004-2, Class M8A, 6.59%, 10/25/2034‡ (e) (l)	194	188
Westlake Automobile Receivables Trust
Series 2017-2A, Class A2A, 1.80%, 7/15/2020 (e)	65	64
Series 2018-1A, Class A2A, 2.24%, 12/15/2020 (e)	424	423
World Financial Network Credit Card Master Trust
Series 2017-A, Class A, 2.12%, 3/15/2024	224	220
Series 2018-A, Class A, 3.07%, 12/16/2024	496	494
World Omni Auto Receivables Trust
Series 2015-A, Class A3, 1.34%, 5/15/2020	5	5
Series 2015-B, Class A3, 1.49%, 12/15/2020	42	41
Series 2017-B, Class A3, 1.95%, 2/15/2023	104	102
World Omni Automobile Lease Securitization Trust
Series 2017-A, Class A3, 2.13%, 4/15/2020	175	174
Series 2018-A, Class A3, 2.83%, 7/15/2021	178	177

Total Asset-Backed Securities (Cost $49,095)		50,722

U.S. Treasury Obligations — 2.3%
U.S. Treasury Bonds
5.50%, 8/15/2028	2,000	2,461
5.38%, 2/15/2031	75	95
4.25%, 11/15/2040	134	162
2.75%, 8/15/2042	1,000	961
2.75%, 11/15/2042	3,800	3,649
3.75%, 11/15/2043 (i)	2,063	2,342
U.S. Treasury Notes
1.13%, 1/31/2019 (n)	11,877	11,803
1.38%, 1/31/2021	262	254
2.63%, 5/15/2021	221	221
2.00%, 11/30/2022	700	680
1.50%, 2/28/2023	1,500	1,420
1.75%, 5/15/2023	2,000	1,910

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

2.75%, 5/31/2023	224		224
2.13%, 3/31/2024	2,000		1,930
2.50%, 5/15/2024	144		142
2.00%, 6/30/2024	223		213
2.25%, 11/15/2024	150		145
2.88%, 5/31/2025	45		45
1.50%, 8/15/2026	237		214
2.25%, 2/15/2027	23		22
2.88%, 5/15/2028	100		100

Total U.S. Treasury Obligations (Cost $29,434)			28,993

Mortgage-Backed Securities — 1.4%
FHLMC Gold Pools, 15 Year, Single Family
Pool # G13603, 5.50%, 2/1/2024	13		13
Pool # V61723, 3.00%, 8/1/2032	1,711		1,700
Pool # V61825, Class 179, 3.00%, 11/1/2032	531		527
FHLMC Gold Pools, 30 Year, Single Family
Pool # C00401, 8.00%, 4/1/2025	1		2
Pool # C80313, 8.00%, 5/1/2025	—	(a)	1
Pool # D69343, 7.00%, 2/1/2026	2		2
Pool # C00460, 7.50%, 5/1/2026	2		2
Pool # C00472, 8.50%, 7/1/2026	3		3
Pool # C00542, 7.50%, 8/1/2027	2		2
Pool # A51176, 6.00%, 8/1/2036	75		82
Pool # A57681, 6.00%, 12/1/2036	7		7
Pool # G05405, 5.50%, 2/1/2039	77		84
Pool # G06493, 4.50%, 5/1/2041	138		145
FNMA Pool # AM2292, ARM, 2.26%, 1/1/2023 (l)	133		133
FNMA, 15 Year, Single Family
Pool # 725414, 4.50%, 5/1/2019	1		1
Pool # 745048, 5.00%, 10/1/2019	1		1
Pool # 735208, 6.00%, 10/1/2019	2		2
Pool # 995381, 6.00%, 1/1/2024	17		17
Pool # AS8927, 3.00%, 3/1/2032	1,988		1,978
Pool # BM1274, 3.00%, 5/1/2032	1,653		1,645
FNMA, 20 Year, Single Family Pool # 929142, 5.50%, 2/1/2028	75		81
FNMA, 30 Year, Single Family
Pool # 124555, 8.00%, 11/1/2022	8		8
Pool # 250085, 8.00%, 6/1/2024	1		1
Pool # 250114, 9.00%, 8/1/2024	5		6
Pool # 337115, 6.50%, 2/1/2026	3		3
Pool # 365488, 7.00%, 3/1/2026	6		6
Pool # 346269, 7.00%, 5/1/2026	6		6
Pool # AL0045, 6.00%, 12/1/2032	29		32

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # 702901, 6.00%, 5/1/2033	49	55
Pool # 729379, 6.00%, 8/1/2033	5	6
Pool # 735503, 6.00%, 4/1/2035	35	39
Pool # 888460, 6.50%, 10/1/2036	52	60
Pool # 888890, 6.50%, 10/1/2037	11	12
Pool # 949320, 7.00%, 10/1/2037	6	6
Pool # 995149, 6.50%, 10/1/2038	45	50
Pool # 994410, 7.00%, 11/1/2038	23	26
Pool # BE8354, 4.00%, 3/1/2048	598	611
FNMA, Other
Pool # AD0851, 4.37%, 2/1/2020	186	189
Pool # AM3370, 1.74%, 5/1/2020	192	189
Pool # AM3165, 3.05%, 10/1/2020	139	139
Pool # 465973, 3.59%, 10/1/2020	138	140
Pool # 465721, 4.04%, 10/1/2020	400	409
Pool # 466430, 3.37%, 11/1/2020	191	193
Pool # 466899, 3.48%, 12/1/2020	192	195
Pool # 466854, 3.70%, 12/1/2020	130	132
Pool # 467757, 4.33%, 4/1/2021	269	277
Pool # 468066, 4.30%, 6/1/2021	464	478
Pool # 469384, 3.11%, 10/1/2021	93	93
Pool # 469873, 3.03%, 12/1/2021	88	88
Pool # AL2044, 3.82%, 5/1/2022	153	156
Pool # 471580, 2.84%, 6/1/2022	222	220
Pool # 471513, 2.90%, 6/1/2022	88	88
Pool # AM2285, 2.41%, 1/1/2023	226	220
Pool # AM2697, 2.53%, 3/1/2023	181	177
Pool # AL3594, 2.71%, 4/1/2023	175	172
Pool # AM3301, 2.35%, 5/1/2023	179	174
Pool # AM3999, 3.76%, 8/1/2023	372	380
Pool # AM4539, 3.86%, 11/1/2023	400	410
Pool # AM4871, 3.94%, 12/1/2025	466	482
Pool # AN0754, 3.08%, 1/1/2026	440	433
Pool # AN3076, 2.46%, 10/1/2026	400	374
Pool # AM8529, 3.03%, 4/1/2027	350	340
Pool # AN5182, 3.39%, 4/1/2027	354	355
Pool # AM8595, 2.83%, 5/1/2027	500	477
Pool # AN0502, 3.35%, 1/1/2028	295	292
Pool # AN2069, 2.35%, 8/1/2028	270	245
Pool # AN2466, 2.57%, 8/1/2028	450	417
Pool # AM6760, 3.57%, 10/1/2029	282	285
Pool # AM6756, 3.57%, 10/1/2029	282	285
Pool # AN7845, 3.08%, 12/1/2029	550	527
Pool # AN8281, 3.19%, 2/1/2030	190	183
Pool # AN8572, 3.55%, 4/1/2030	200	199
Pool # AN3747, 2.87%, 2/1/2032	290	269

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Pool # AN6122, 3.06%, 8/1/2032	520		488
Pool # AN8095, 3.24%, 1/1/2033	430		413
GNMA I, 30 Year, Single Family
Pool # 323423, 8.50%, 6/15/2022	9		9
Pool # 780708, 8.50%, 12/15/2022	3		3
Pool # 376656, 6.50%, 1/15/2024	1		1
Pool # 376038, 8.00%, 4/15/2024	3		3
Pool # 401860, 7.50%, 6/15/2025	9		9
Pool # 413007, 7.00%, 8/15/2025	9		9
Pool # 424185, 6.50%, 4/15/2026	9		10
Pool # 416192, 6.50%, 4/15/2026	2		2
Pool # 375344, 7.00%, 5/15/2026	26		26
Pool # 408313, 7.50%, 5/15/2026	—	(a)	—	(a)
Pool # 451932, 8.00%, 9/15/2027	9		9
Pool # 430634, 6.50%, 3/15/2028	8		8
GNMA II, 30 Year, Single Family
Pool # 2083, 8.50%, 9/20/2025	7		7
Pool # 2619, 8.00%, 7/20/2028	2		2

Total Mortgage-Backed Securities (Cost $18,181)			18,036

Commercial Mortgage-Backed Securities — 0.9%
BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (e)	100		98
BX Commercial Mortgage Trust Series 2018-BIOA, Class D, 3.39%, 3/15/2037‡ (e) (l)	500		498
CD Commercial Mortgage Trust Series 2005-CD1, Class E, 5.43%, 7/15/2044‡ (l)	32		32
DBGS Mortgage Trust Series 2018-5BP, Class B, 2.73%, 6/15/2033(e) (l)	750		744
FHLMC Multifamily Structured Pass-Through Certificates
Series KJ02, Class A2, 2.60%, 9/25/2020	33		32
Series KJ18, Class A2, 3.07%, 8/25/2022	388		388
Series KF12, Class A, 2.70%, 9/25/2022 (l)	149		149
Series KJ11, Class A2, 2.93%, 1/25/2023	231		229
Series K038, Class A2, 3.39%, 3/25/2024	129		131
Series K727, Class AM, 3.04%, 7/25/2024	250		248
Series K049, Class A2, 3.01%, 7/25/2025	250		246
Series K060, Class A2, 3.30%, 10/25/2026	400		398
Series K066, Class A2, 3.12%, 6/25/2027	218		213
Series K070, Class A2, 3.30%, 11/25/2027 (l)	364		360
Series K072, Class A2, 3.44%, 12/25/2027	218		218
Series K075, Class X3, 2.20%, 5/25/2028 (l)	2,250		359

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN FUNDS	47

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-backed Securities — continued
FNMA ACES
Series 2013-M7, Class A2, 2.28%, 12/27/2022	188	182
Series 2013-M13, Class A2, 2.63%, 4/25/2023 (l)	335	327
Series 2014-M1, Class A2, 3.30%, 7/25/2023 (l)	489	492
Series 2014-M2, Class A2, 3.51%, 12/25/2023 (l)	355	362
Series 2014-M13, Class A2, 3.02%, 8/25/2024 (l)	255	252
Series 2017-M12, Class A2, 3.18%, 6/25/2027 (l)	411	400
Series 2017-M13, Class A2, 3.04%, 9/25/2027 (l)	275	265
Series 2018-M3, Class A2, 3.19%, 2/25/2030 (l)	288	275
FREMF Mortgage Trust
Series 2017-KF40, Class B, 4.70%, 11/25/2027 (e) (l)	750	755
Series 2015-K44, Class B, 3.81%, 1/25/2048‡ (e) (l)	200	197
Series 2016-K722, Class B, 3.97%, 7/25/2049 (e) (l)	220	218
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LD11, Class AM, 6.16%, 6/15/2049 (l)	84	85
LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 6.09%, 7/15/2044 (l)	119	121
LB-UBS Commercial Mortgage Trust Series 2007-C6, Class AJ, 6.50%, 7/15/2040 (l)	250	254
ML-CFC Commercial Mortgage Trust Series 2006-4, Class XC, IO, 0.71%, 12/12/2049‡ (e) (l)	81	—	(a)
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A3, 3.67%, 2/15/2047	250	252
Morgan Stanley Capital I Trust
Series 2006-HQ10, Class AJ, 5.39%, 11/12/2041 (l)	279	278
Series 2007-T27, Class C, 6.15%, 6/11/2042‡ (e) (l)	1,000	1,044
Series 2007-HQ11, Class X, IO, 0.53%, 2/12/2044‡ (e) (l)	100	—	(a)
UBS-Barclays Commercial Mortgage Trust Series 2013-C6, Class A4, 3.24%, 4/10/2046	114	113

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

VNDO Mortgage Trust Series 2013-PENN, Class A, 3.81%, 12/13/2029 (e)	250	253
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class AJ, 5.66%, 4/15/2047 (l)	182	183
WFRBS Commercial Mortgage Trust
Series 2011-C3, Class A4, 4.38%, 3/15/2044 (e)	500	513
Series 2012-C6, Class A4, 3.44%, 4/15/2045	200	201

Total Commercial Mortgage-Backed Securities (Cost $11,475)		11,365

Loan Assignments — 0.1% (o)
Communications Equipment — 0.0% (c)
Avaya, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.32%, 12/15/2024 (g)	200	200

Diversified Telecommunication Services — 0.0% (c)
Securus Technologies Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 6.59%, 11/1/2024 (g) (p)	70	70
Securus Technologies Holdings, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 8.25%), 10.34%, 11/1/2025 (g)	30	30

		100

Energy Equipment & Services — 0.0% (c)
McDermott Technology Americas, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 7.09%, 5/12/2025 (g) (p)	58	58

Food & Staples Retailing — 0.0% (c)
Moran Foods LLC, Term Loan B (ICE LIBOR USD 1 Month + 6.00%), 8.09%, 12/5/2023 (g)	164	128

Multiline Retail — 0.0% (c)
JC Penney Corp., Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 6.57%, 6/23/2023 (g) (p)	25	24

Oil, Gas & Consumable Fuels — 0.1%
California Resources Corp., Senior Secured First Out (ICE LIBOR USD 1 Month + 4.75%), 6.84%, 12/31/2022 (g) (p)	571	581
Chesapeake Energy Corp., 1st Lien Last Out (ICE LIBOR USD 1 Month + 7.50%), 9.59%, 8/23/2021 (g)	194	203
MEG Energy Corp., 1st Lien, Term Loan B (ICE LIBOR USD 1 Week + 3.50%; ICE LIBOR USD 1 Month + 3.50), 5.60%, 12/31/2023 (g)	16	16

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	JUNE 30, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Oil, Gas & Consumable Fuels — continued
Ultra Resources, Inc., Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.09%, 4/12/2024 (g)	204	187

		987

Total Loan Assignments (Cost $1,538)		1,497

Foreign Government Securities — 0.1%
Republic of Colombia (Colombia) 7.38%, 9/18/2037	150	188
Republic of Peru (Peru) 5.63%, 11/18/2050	20	23
United Mexican States (Mexico)
4.00%, 10/2/2023	86	86
3.75%, 1/11/2028	200	189
5.55%, 1/21/2045	143	150

Total Foreign Government Securities (Cost $639)		636

Municipal Bonds — 0.1% (q)
New York — 0.0% (c)
Special Tax — 0.0% (c)
New York State Dormitory Authority, State Personal Income Tax, General Purpose Series D, Rev., 5.60%, 3/15/2040	35	42

Transportation — 0.0% (c)
Port Authority of New York & New Jersey, Consolidated, 164th Series Series 164, Rev., 5.65%, 11/1/2040	150	186

Total New York		228

Ohio — 0.1%
Utility — 0.1%
American Municipal Power, Inc., Meldahl Hydroelectric Project Series B, Rev., 7.50%, 2/15/2050	210	307

Total Municipal Bonds (Cost $395)		535

	SHARES (000)
Exchange Traded Funds — 0.0% (c)
U.S. Equity — 0.0% (c)
iShares Russell 2000 ETF (Cost $426)	3	492

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
U.S. Government Agency Securities — 0.0% (c)
Resolution Funding Corp. STRIPS 1.76%, 7/15/2020 (r)	250		237
Tennessee Valley Authority
1.75%, 10/15/2018	74		74
4.63%, 9/15/2060	44		53

Total U.S. Government Agency Securities (Cost $359)			364

Convertible Bonds — 0.0% (c)
Media — 0.0% (c)
DISH Network Corp. 3.38%, 8/15/2026 (Cost $76)	70		68

	NO. OF RIGHTS (000)
RIGHTS — 0.0% (c)
Construction & Engineering — 0.0% (c)
ACS Actividades de Construccion y Servicios SA, expiring 8/6/2018 (Spain)*	7		7

Electric Utilities — 0.0% (c)
RusHydro PJSC, expiring 12/28/2018 (Russia)*	242		—	(a)

Media — 0.0% (c)
Media General, Inc., CVR*‡	23		1

Oil, Gas & Consumable Fuels — 0.0% (c)
Repsol SA, expiring 8/6/2018 (Spain)*	14		8

TOTAL RIGHTS (Cost $15)			16

	NO. OF WARRANTS (000)
Warrants — 0.0% (c)
Consumer Finance — 0.0% (c)
Emergent Capital, Inc.expiring 10/1/2019, price 10.75*‡ (Cost $—)	—	(a)	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN FUNDS	49

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-term Investments — 1.2%
Investment Companies — 1.2%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (d) (s)	13,988	13,988
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (d) (s)	1,394	1,394

		15,382

Total Investment Companies (Cost $15,382)		15,382

Total Investments — 98.9% (Cost $1,075,127)		1,248,570
Other Assets Less Liabilities — 1.1%		13,511

Net Assets — 100.0%		$1,262,081

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	76.8%
Japan	4.2
United Kingdom	2.8
France	2.0
Switzerland	1.8
Germany	1.6
Netherlands	1.3
China	1.3
Australia	1.2
Others (each less than 1.0%)	7.0

* Percentages indicated are based upon total investments as of June 30, 2018.

Futures contracts outstanding as of June 30, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Hang Seng Index	29	07/2018	HKD	5,294	2
Australia 10 Year Bond	394	09/2018	AUD	37,719	484
EURO STOXX 50 Index	31	09/2018	EUR	1,224	(27)
FTSE 100 Index	8	09/2018	GBP	800	(6)
MSCI Emerging Markets E-Mini Index	471	09/2018	USD	25,041	(1,439)
S&P 500 E-Mini Index	425	09/2018	USD	57,834	(1,268)
S&P/TSX 60 Index	88	09/2018	CAD	12,896	144
TOPIX Index	165	09/2018	JPY	25,738	(703)
U.S. Treasury 10 Year Note	777	09/2018	USD	93,362	717
U.S. Treasury Long Bond	205	09/2018	USD	29,699	595

					(1,501)

Short Contracts
Canada 10 Year Bond	(247)	09/2018	CAD	(25,685)	(293)
EURO STOXX 50 Index	(635)	09/2018	EUR	(25,071)	471
Euro-Bund	(68)	09/2018	EUR	(12,908)	(112)
Euro-Schatz	(494)	09/2018	EUR	(64,661)	(42)
MSCI EAFE E-Mini Index	(32)	09/2018	USD	(3,129)	98
Russell 2000 E-Mini Index	(87)	09/2018	USD	(7,167)	123
SPI 200 Index	(111)	09/2018	AUD	(12,619)	(233)

					12

					(1,489)

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	JUNE 30, 2018

Forward foreign currency exchange contracts outstanding as of June 30, 2018 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
AUD	1,709	USD	1,254	Goldman Sachs International	7/19/2018	10
AUD	6,825	USD	5,010	HSBC Bank, NA	7/19/2018	41
BRL	3,019	USD	771	Citibank, NA**	7/19/2018	7
CAD	8,547	AUD	8,652	Credit Suisse International	7/19/2018	100
CHF	3,773	USD	3,784	Credit Suisse International	7/19/2018	31
COP	14,813,309	USD	5,045	Citibank, NA**	7/19/2018	4
COP	14,760,610	USD	5,028	Goldman Sachs International**	7/19/2018	4
COP	3,877,395	USD	1,316	Merrill Lynch International**	7/19/2018	6
EUR	552	CAD	841	Goldman Sachs International	7/19/2018	6
EUR	5,820	CHF	6,716	Goldman Sachs International	7/19/2018	14
EUR	5,480	NZD	9,241	Goldman Sachs International	7/19/2018	148
EUR	3,309	NZD	5,675	HSBC Bank, NA	7/19/2018	25
EUR	9,866	SEK	101,813	Credit Suisse International	7/19/2018	154
EUR	6,101	USD	7,122	Goldman Sachs International	7/19/2018	12
GBP	959	USD	1,256	HSBC Bank, NA	7/19/2018	11
IDR	22,354,297	USD	1,544	Goldman Sachs International**	7/19/2018	18
MXN	19,547	USD	952	Citibank, NA	7/19/2018	29
MXN	5,889	USD	293	Credit Suisse International	7/19/2018	2
MXN	19,816	USD	967	Standard Chartered Bank	7/19/2018	29
NOK	10,296	USD	1,261	Goldman Sachs International	7/19/2018	4
PHP	59,142	USD	1,104	Goldman Sachs International**	7/19/2018	3
PLN	5,820	USD	1,544	Goldman Sachs International	7/19/2018	10
RUB	79,579	USD	1,263	Citibank, NA**	7/19/2018	2
RUB	21,168	USD	334	Goldman Sachs International**	7/19/2018	2
SEK	11,328	USD	1,261	Goldman Sachs International	7/19/2018	5
THB	9,021	USD	272	Goldman Sachs International	7/19/2018	—	(a)
TWD	38,404	USD	1,256	Goldman Sachs International**	7/19/2018	7
USD	8,331	AUD	10,997	Barclays Bank plc	7/19/2018	192
USD	5,114	AUD	6,850	Goldman Sachs International	7/19/2018	45
USD	5,064	BRL	19,439	Citibank, NA**	7/19/2018	58
USD	3,496	BRL	13,291	Goldman Sachs International**	7/19/2018	74
USD	654	CAD	847	Citibank, NA	7/19/2018	10
USD	5,165	CAD	6,684	HSBC Bank, NA	7/19/2018	79
USD	20,761	CHF	20,404	Barclays Bank plc	7/19/2018	129
USD	1,291	CHF	1,263	Citibank, NA	7/19/2018	14
USD	5,080	CLP	3,282,989	Goldman Sachs International**	7/19/2018	55
USD	5,097	CLP	3,261,788	Merrill Lynch International**	7/19/2018	104
USD	5,165	CNY	33,255	Goldman Sachs International**	7/19/2018	150
USD	468	CNY	3,005	Royal Bank of Canada**	7/19/2018	15
USD	586	CNY	3,749	State Street Corp.**	7/19/2018	21
USD	5,156	COP	15,100,951	Citibank, NA**	7/19/2018	8
USD	14,759	COP	42,199,441	Goldman Sachs International**	7/19/2018	373
USD	46,851	EUR	39,627	Barclays Bank plc	7/19/2018	520
USD	1,300	EUR	1,097	Goldman Sachs International	7/19/2018	18
USD	1,373	EUR	1,169	HSBC Bank, NA	7/19/2018	6
USD	1,978	GBP	1,469	Barclays Bank plc	7/19/2018	37
USD	1,287	GBP	968	Goldman Sachs International	7/19/2018	8
USD	1,323	GBP	993	Royal Bank of Canada	7/19/2018	12
USD	1,304	HUF	348,937	Citibank, NA	7/19/2018	65
USD	5,426	IDR	75,937,373	Citibank, NA**	7/19/2018	119
USD	1,832	IDR	25,568,351	Goldman Sachs International**	7/19/2018	46
USD	2,446	ILS	8,872	Goldman Sachs International	7/19/2018	18
USD	6,496	ILS	23,262	Merrill Lynch International	7/19/2018	130

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN FUNDS	51

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	5,456	INR	369,810	Goldman Sachs International**	7/19/2018	66
USD	1,291	JPY	142,476	Goldman Sachs International	7/19/2018	3
USD	6,124	JPY	671,575	State Street Corp.	7/19/2018	51
USD	14,938	KRW	16,073,320	Goldman Sachs International**	7/19/2018	500
USD	2,672	NOK	21,545	Goldman Sachs International	7/19/2018	24
USD	12,055	PHP	635,875	Goldman Sachs International**	7/19/2018	153
USD	418	PLN	1,505	Citibank, NA	7/19/2018	16
USD	134	RUB	8,364	Citibank, NA**	7/19/2018	1
USD	3,058	RUB	191,675	Merrill Lynch International**	7/19/2018	12
USD	21,677	SEK	188,127	Barclays Bank plc	7/19/2018	648
USD	2,756	SEK	24,106	Goldman Sachs International	7/19/2018	61
USD	1,956	THB	62,411	Citibank, NA	7/19/2018	72
USD	10,419	TWD	312,922	Goldman Sachs International**	7/19/2018	134
USD	458	TWD	13,563	Merrill Lynch International**	7/19/2018	12
USD	3,201	ZAR	41,921	Barclays Bank plc	7/19/2018	151
USD	5,052	ZAR	65,629	State Street Corp.	7/19/2018	278
ZAR	4,035	USD	291	Credit Suisse International	7/19/2018	2

Total unrealized appreciation						5,174

AUD	8,635	CAD	8,547	Goldman Sachs International	7/19/2018	(113)
AUD	710	GBP	404	Deutsche Bank AG	7/19/2018	(8)
AUD	6,736	USD	5,153	Credit Suisse International	7/19/2018	(168)
AUD	12,075	USD	9,163	Goldman Sachs International	7/19/2018	(227)
BRL	13,952	USD	3,747	Goldman Sachs International**	7/19/2018	(154)
CAD	5,090	USD	3,873	Citibank, NA	7/19/2018	(1)
CAD	29,921	USD	23,082	National Australia Bank Ltd.	7/19/2018	(315)
CHF	744	USD	755	Australia & New Zealand Banking Group Ltd.	7/19/2018	(3)
CHF	974	USD	992	Barclays Bank plc	7/19/2018	(7)
CHF	612	USD	620	Merrill Lynch International	7/19/2018	(1)
CLP	727,952	USD	1,155	Citibank, NA**	7/19/2018	(41)
CLP	5,816,825	USD	9,178	Goldman Sachs International**	7/19/2018	(275)
CNY	72,601	USD	11,322	Barclays Bank plc**	7/19/2018	(374)
COP	27,566,555	USD	9,529	Goldman Sachs International**	7/19/2018	(131)
CZK	112,873	EUR	4,387	HSBC Bank, NA	7/19/2018	(48)
CZK	23,856	USD	1,081	Barclays Bank plc	7/19/2018	(7)
CZK	90,091	USD	4,141	Citibank, NA	7/19/2018	(85)
EUR	5,487	CHF	6,360	Credit Suisse International	7/19/2018	(16)
EUR	431	NOK	4,102	Goldman Sachs International	7/19/2018	— (a)
EUR	1,044	USD	1,225	Barclays Bank plc	7/19/2018	(4)
GBP	4,829	EUR	5,474	HSBC Bank, NA	7/19/2018	(23)
GBP	14,399	USD	19,285	State Street Corp.	7/19/2018	(267)
HUF	348,937	USD	1,253	Goldman Sachs International	7/19/2018	(15)
IDR	128,334,161	USD	9,145	Merrill Lynch International**	7/19/2018	(177)
INR	456,557	USD	6,726	Goldman Sachs International**	7/19/2018	(71)
JPY	701,369	EUR	5,447	HSBC Bank, NA	7/19/2018	(27)
JPY	111,077	USD	1,014	Goldman Sachs International	7/19/2018	(10)
JPY	696,617	USD	6,371	HSBC Bank, NA	7/19/2018	(72)
JPY	186,802	USD	1,699	State Street Corp.	7/19/2018	(10)
KRW	5,593,510	USD	5,111	Citibank, NA**	7/19/2018	(86)
KRW	3,487,922	USD	3,211	Merrill Lynch International**	7/19/2018	(78)
NOK	20,829	EUR	2,205	Credit Suisse International	7/19/2018	(19)
NOK	10,471	EUR	1,108	Goldman Sachs International	7/19/2018	(9)
NOK	31,757	EUR	3,361	HSBC Bank, NA	7/19/2018	(28)
NOK	107,833	USD	13,399	Standard Chartered Bank	7/19/2018	(151)

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	JUNE 30, 2018

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
NZD	9,246	EUR	5,406	Goldman Sachs International	7/19/2018	(59)
NZD	3,679	USD	2,502	HSBC Bank, NA	7/19/2018	(10)
NZD	176	USD	124	National Australia Bank Ltd.	7/19/2018	(5)
PHP	275,634	USD	5,165	Citibank, NA**	7/19/2018	(5)
PHP	28,694	USD	545	Merrill Lynch International**	7/19/2018	(8)
PLN	4,770	USD	1,289	Credit Suisse International	7/19/2018	(15)
PLN	4,774	USD	1,295	Goldman Sachs International	7/19/2018	(20)
PLN	3,842	USD	1,061	Merrill Lynch International	7/19/2018	(35)
RON	10,771	USD	2,724	Deutsche Bank AG	7/19/2018	(29)
SEK	59,933	JPY	745,808	Credit Suisse International	7/19/2018	(44)
SEK	11,294	USD	1,291	Goldman Sachs International	7/19/2018	(29)
SEK	5,019	USD	575	State Street Corp.	7/19/2018	(14)
THB	44,889	USD	1,362	Barclays Bank plc	7/19/2018	(6)
THB	206,568	USD	6,451	National Australia Bank Ltd.	7/19/2018	(213)
TRY	60,391	USD	13,275	Barclays Bank plc	7/19/2018	(219)
TWD	365,086	USD	12,220	Goldman Sachs International**	7/19/2018	(221)
USD	4,753	CAD	6,313	Goldman Sachs International	7/19/2018	(51)
USD	4,141	EUR	3,552	BNP Paribas	7/19/2018	(11)
USD	6,500	EUR	5,566	Goldman Sachs International	7/19/2018	(7)
USD	1,302	MXN	26,400	Goldman Sachs International	7/19/2018	(24)
USD	2,491	NZD	3,679	Goldman Sachs International	7/19/2018	(1)
USD	2,605	NZD	3,847	HSBC Bank, NA	7/19/2018	— (a)
USD	2,678	RON	10,771	Goldman Sachs International	7/19/2018	(18)
USD	970	TRY	4,662	Citibank, NA	7/19/2018	(38)
USD	1,659	TRY	7,709	Credit Suisse International	7/19/2018	(7)
USD	555	TRY	2,598	Deutsche Bank AG	7/19/2018	(7)
USD	1,287	TRY	6,145	Goldman Sachs International	7/19/2018	(42)
ZAR	30,100	USD	2,282	Merrill Lynch International	7/19/2018	(92)

Total unrealized depreciation						(4,251)

Net unrealized appreciation						923

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN FUNDS	53

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

Abbreviations
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of June 30, 2018.
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	China Yuan
COP	Colombian Peso
CVA	Dutch Certification
CVR	Contingent Value Rights
CZK	Czech Republic Koruna
EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
HKD	Hong Kong Dollar
HUF	Hungarian Forint
ICE	Intercontinental Exchange
IDR	Indonesian Rupiah
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of June 30, 2018. The rate may be subject to a cap and floor.
ILS	Israeli Shekel
INR	Indian Rupee
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JPY	Japanese Yen
KRW	Korean Republic Won
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MXN	Mexican Peso
NOK	Norwegian Krone
NVDR	Non-Voting Depositary Receipt
NZD	New Zealand Dollar
OYJ	Public Limited Company
PHP	Philippine Peso
PLN	Polish Zloty
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMIC	Real Estate Mortgage Investment Conduits
Rev.	Revenue
RON	Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SPI	Australian Securities Exchange
STRIPS

Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

THB	Thai Baht
TOPIX	Tokyo Stock Price Index
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand
(a)	Amount rounds to less than one thousand.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Amount rounds to less than 0.05% of net assets.
(d)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(f)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2018.
(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2018.
(h)	Security is an interest bearing note with preferred security characteristics.
(i)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(j)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(k)	Defaulted security.
(l)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of June 30, 2018.
(m)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of June 30, 2018.
(n)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	JUNE 30, 2018

(o)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(p)	All or a portion of this security is unsettled as of June 30, 2018. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(q)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(r)	The rate shown is the effective yield as of June 30, 2018.
(s)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.
**	Non-deliverable forward.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN FUNDS	55

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018

(Amounts in thousands, except per share amounts)

JPMorgan Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$1,020,532
Investments in affiliates, at value	228,038
Cash	4,892
Foreign currency, at value	900
Deposits at broker for futures contracts	297
Deposits at broker for OTC derivatives	330
Receivables:
Investment securities sold	12,037
Fund shares sold	687
Interest and dividends from non-affiliates	3,601
Dividends from affiliates	2
Tax reclaims	480
Variation margin on futures contracts	1,663
Unrealized appreciation on forward foreign currency exchange contracts	5,174

Total Assets	1,278,633

LIABILITIES:
Payables:
Distributions	142
Investment securities purchased	10,694
Investment securities purchased — delayed delivery securities	249
Fund shares redeemed	491
Unrealized depreciation on forward foreign currency exchange contracts	4,251
Accrued liabilities:
Investment advisory fees	299
Administration fees	79
Distribution fees	41
Service fees	40
Custodian and accounting fees	102
Deferred foreign capital gains tax	4
Other	160

Total Liabilities	16,552

Net Assets	$1,262,081

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	JUNE 30, 2018

JPMorgan Diversified Fund
NET ASSETS:
Paid-in-Capital	$1,020,676
Accumulated undistributed (distributions in excess of) net investment income	(4,304)
Accumulated net realized gains (losses)	72,824
Net unrealized appreciation (depreciation)	172,885

Total Net Assets	$1,262,081

Net Assets:
Class A	$126,634
Class C	22,682
Class I	79,957
Class L	280,711
Class R6	752,097

Total	$1,262,081

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	7,344
Class C	1,325
Class I	4,611
Class L	16,217
Class R6	43,454

Net Asset Value (a):
Class A — Redemption price per share	$17.24
Class C — Offering price per share (b)	17.12
Class I — Offering and redemption price per share	17.34
Class L — Offering and redemption price per share	17.31
Class R6 — Offering and redemption price per share	17.31
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.05

Cost of investments in non-affiliates	$869,308
Cost of investments in affiliates	205,819
Cost of foreign currency	880

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN FUNDS	57

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2018

(Amounts in thousands)

	JPMorgan Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$14,176
Interest income from affiliates	14
Dividend income from non-affiliates	18,792
Dividend income from affiliates	6,342
Foreign taxes withheld	(808)

Total investment income	38,516

EXPENSES:
Investment advisory fees	8,185
Administration fees	1,209
Distribution fees:
Class A	320
Class C	196
Service fees:
Class A	320
Class C	65
Class I	199
Class L	723
Custodian and accounting fees	623
Interest expense to affiliates	1
Professional fees	131
Trustees’ and Chief Compliance Officer’s fees	30
Printing and mailing costs	36
Registration and filing fees	79
Transfer agency fees (See Note 2.L.)	116
Other	52

Total expenses	12,285

Less fees waived	(3,468)

Net expenses	8,817

Net investment income (loss)	29,699

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	100,637	(a)
Investments in affiliates	14,756
Futures contracts	2,580
Foreign currency transactions	4
Forward foreign currency exchange contracts	(2,586)

Net realized gain (loss)	115,391

Distributions of capital gains received from investment company affiliates	2,666
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(33,638	)(b)
Investments in affiliates	(11,670)
Futures contracts	(2,125)
Foreign currency translations	16
Forward foreign currency exchange contracts	971

Change in net unrealized appreciation/depreciation	(46,446)

Net realized/unrealized gains (losses)	71,611

Change in net assets resulting from operations	$101,310

(a)	Net of foreign capital gains tax of approximately $45,000.
(b)	Net of change in foreign capital gains tax of approximately $(21,000).

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN FUNDS	JUNE 30, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Diversified Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$29,699	$27,285
Net realized gain (loss)	115,391	60,949
Distributions of capital gains received from investment company affiliates	2,666	3,601
Change in net unrealized appreciation/depreciation	(46,446)	74,977

Change in net assets resulting from operations	101,310	166,812

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,401)	(2,220)
From net realized gains	(6,294)	(430)
Class C
From net investment income	(339)	(417)
From net realized gains	(1,187)	(117)
Class I
From net investment income	(1,663)	(1,652)
From net realized gains	(3,743)	(277)
Class L
From net investment income	(12,124)	(24,932)
From net realized gains	(18,067)	(3,641)
Class R6 (a)
From net investment income	(16,559)	—
From net realized gains	(48,221)	—

Total distributions to shareholders	(110,598)	(33,686)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(137,742)	(83,908)

NET ASSETS:
Change in net assets	(147,030)	49,218
Beginning of period	1,409,111	1,359,893

End of period	$1,262,081	$1,409,111

Accumulated undistributed (distributions in excess of) net investment income	$(4,304)	$1,298

(a)	Commencement of offering of class of shares effective November 1, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Diversified Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$18,211	$5,134
Distributions reinvested	8,398	2,567
Cost of shares redeemed	(21,036)	(35,585)

Change in net assets resulting from Class A capital transactions	$5,573	$(27,884)

Class C
Proceeds from shares issued	$2,984	$4,442
Distributions reinvested	1,409	477
Cost of shares redeemed	(13,174)	(11,812)

Change in net assets resulting from Class C capital transactions	$(8,781)	$(6,893)

Class I
Proceeds from shares issued	$11,864	$9,764
Distributions reinvested	5,047	976
Cost of shares redeemed	(14,579)	(24,936)

Change in net assets resulting from Class I capital transactions	$2,332	$(14,196)

Class L
Proceeds from shares issued	$159,322	$144,144
Distributions reinvested	28,709	25,413
Cost of shares redeemed	(1,144,771)	(204,492)

Change in net assets resulting from Class L capital transactions	$(956,740)	$(34,935)

Class R6 (a)
Proceeds from shares issued	$1,145,128	$—
Distributions reinvested	64,780	—
Cost of shares redeemed	(390,034)	—

Change in net assets resulting from Class R6 capital transactions	$819,874	$—

Total change in net assets resulting from capital transactions	$(137,742)	$(83,908)

SHARE TRANSACTIONS:
Class A
Issued	1,011	313
Reinvested	476	156
Redeemed	(1,181)	(2,160)

Change in Class A Shares	306	(1,691)

Class C
Issued	169	273
Reinvested	80	30
Redeemed	(741)	(716)

Change in Class C Shares	(492)	(413)

Class I
Issued	657	583
Reinvested	285	59
Redeemed	(815)	(1,468)

Change in Class I Shares	127	(826)

Class L
Issued	8,746	8,515
Reinvested	1,615	1,535
Redeemed	(61,964)	(12,446)

Change in Class L Shares	(51,603)	(2,396)

Class R6 (a)
Issued	61,918	—
Reinvested	3,658	—
Redeemed	(22,122)	—

Change in Class R6 Shares	43,454	—

(a)	Commencement of offering of class of shares effective November 1, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN FUNDS	JUNE 30, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2018	J.P. MORGAN FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Diversified Fund
Class A
Year Ended June 30, 2018	$17.31	$0.29	$0.85	$1.14	$(0.33)	$(0.88)	$(1.21)
Year Ended June 30, 2017	15.68	0.26	1.71	1.97	(0.29)	(0.05)	(0.34)
Year Ended June 30, 2016	16.63	0.24	(0.54)	(0.30)	(0.23)	(0.42)	(0.65)
Year Ended June 30, 2015	17.20	0.23	0.32	0.55	(0.26)	(0.86)	(1.12)
Year Ended June 30, 2014	15.60	0.26	2.34	2.60	(0.30)	(0.70)	(1.00)

Class C
Year Ended June 30, 2018	17.19	0.19	0.86	1.05	(0.24)	(0.88)	(1.12)
Year Ended June 30, 2017	15.57	0.18	1.69	1.87	(0.20)	(0.05)	(0.25)
Year Ended June 30, 2016	16.52	0.16	(0.54)	(0.38)	(0.15)	(0.42)	(0.57)
Year Ended June 30, 2015	17.11	0.15	0.30	0.45	(0.18)	(0.86)	(1.04)
Year Ended June 30, 2014	15.53	0.18	2.33	2.51	(0.23)	(0.70)	(0.93)

Class I
Year Ended June 30, 2018	17.40	0.33	0.86	1.19	(0.37)	(0.88)	(1.25)
Year Ended June 30, 2017	15.76	0.31	1.71	2.02	(0.33)	(0.05)	(0.38)
Year Ended June 30, 2016	16.71	0.28	(0.54)	(0.26)	(0.27)	(0.42)	(0.69)
Year Ended June 30, 2015	17.28	0.27	0.31	0.58	(0.29)	(0.86)	(1.15)
Year Ended June 30, 2014	15.66	0.32	2.35	2.67	(0.35)	(0.70)	(1.05)

Class L
Year Ended June 30, 2018	17.37	0.33	0.90	1.23	(0.41)	(0.88)	(1.29)
Year Ended June 30, 2017	15.73	0.35	1.71	2.06	(0.37)	(0.05)	(0.42)
Year Ended June 30, 2016	16.69	0.32	(0.55)	(0.23)	(0.31)	(0.42)	(0.73)
Year Ended June 30, 2015	17.25	0.32	0.32	0.64	(0.34)	(0.86)	(1.20)
Year Ended June 30, 2014	15.64	0.35	2.34	2.69	(0.38)	(0.70)	(1.08)

Class R6
November 1, 2017 (h) through June 30, 2018	18.37	0.27	(0.13)	0.14	(0.32)	(0.88)	(1.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$17.24	6.53%	$126,634	1.00%	1.61%	1.27%	93%
17.31	12.72	121,832	1.00	1.61	1.30	72
15.68	(1.70)	136,865	1.01	1.52	1.31	57
16.63	3.40	150,561	1.00	1.37	1.25	49
17.20	17.10	153,904	1.04	1.59	1.24	58

17.12	6.02	22,682	1.51	1.07	1.71	93
17.19	12.16	31,241	1.51	1.10	1.75	72
15.57	(2.22)	34,731	1.52	1.01	1.77	57
16.52	2.87	38,224	1.51	0.87	1.74	49
17.11	16.53	29,994	1.55	1.12	1.74	58

17.34	6.81	79,957	0.75	1.86	0.96	93
17.40	13.00	78,033	0.75	1.87	0.99	72
15.76	(1.45)	83,684	0.76	1.78	1.00	57
16.71	3.63	85,893	0.75	1.60	0.99	49
17.28	17.46	111,022	0.79	1.90	0.99	58

17.31	7.01	280,711	0.54	1.86	0.80	93
17.37	13.30	1,178,005	0.51	2.11	0.81	72
15.73	(1.27)	1,104,613	0.52	2.02	0.81	57
16.69	3.96	1,115,749	0.51	1.86	0.82	49
17.25	17.67	916,735	0.55	2.10	0.84	58

17.31	0.71	752,097	0.49	2.34	0.69	93

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Diversified Fund	Class A, Class C, Class I, Class L and Class R6*	Diversified

*	Class R6 Shares commenced operations on November 1, 2017.

The investment objective of the Fund is to seek to provide a high total return from a diversified portfolio of equity and fixed income investments.

Effective as of the close of business on December 1, 2016, Class L Shares of the Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Class L Shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies, including J.P. Morgan Funds, excluding exchange traded funds (“ETFs”) (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

64	J.P. MORGAN FUNDS	JUNE 30, 2018

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures contracts are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at June 30, 2018.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$10,063	$3,843	$—	$13,906
Air Freight & Logistics	—	909	—	909
Airlines	3,687	2,316	—	6,003
Auto Components	517	4,986	—	5,503
Automobiles	1,133	6,620	—	7,753
Banks	33,941	29,706	—	63,647
Beverages	7,398	7,031	—	14,429
Biotechnology	7,230	904	—	8,134
Building Products	2,318	1,864	—	4,182
Capital Markets	14,499	6,044	—	20,543
Chemicals	3,446	8,279	—	11,725
Communications Equipment	4,058	526	—	4,584
Construction & Engineering	301	3,143	—	3,444
Construction Materials	1,443	2,777	—	4,220
Diversified Consumer Services	789	94	—	883
Diversified Financial Services	1,328	1,557	—	2,885
Diversified Telecommunication Services	3,946	3,727	—	7,673
Electric Utilities	8,477	3,008	—	11,485
Electrical Equipment	2,567	5,066	—	7,633
Electronic Equipment, Instruments & Components	2,105	3,561	—	5,666
Energy Equipment & Services	1,904	319	—	2,223
Equity Real Estate Investment Trusts (REITs)	43,641	912	—	44,553
Food & Staples Retailing	2,977	3,045	—	6,022
Food Products	3,641	4,135	—	7,776
Gas Utilities	—	234	—	234
Health Care Equipment & Supplies	6,194	1,310	—	7,504
Health Care Providers & Services	18,436	684	—	19,120
Hotels, Restaurants & Leisure	3,800	4,506	—	8,306

JUNE 30, 2018	J.P. MORGAN FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Household Durables	$3,892	$5,106	$—		$8,998
Household Products	2,832	803	—		3,635
Independent Power and Renewable Electricity Producers	232	672	—		904
Industrial Conglomerates	2,280	2,821	—		5,101
Insurance	13,995	16,615	—		30,610
Internet Software & Services	25,883	2,925	—		28,808
IT Services	18,785	3,762	—		22,547
Machinery	11,776	8,573	—		20,349
Marine	—	192	—		192
Media	10,778	2,867	—		13,645
Metals & Mining	1,662	12,545	—		14,207
Multiline Retail	2,793	1,275	—		4,068
Multi-Utilities	1,726	315	—		2,041
Oil, Gas & Consumable Fuels	23,126	15,529	—		38,655
Paper & Forest Products	352	1,588	—		1,940
Personal Products	456	3,379	—		3,835
Pharmaceuticals	18,960	17,163	—		36,123
Professional Services	94	2,165	—		2,259
Real Estate Management & Development	2,136	4,892	—		7,028
Road & Rail	6,027	2,083	—		8,110
Semiconductors & Semiconductor Equipment	21,696	8,621	—		30,317
Software	25,312	3,834	—		29,146
Specialty Retail	10,197	2,135	—		12,332
Technology Hardware, Storage & Peripherals	12,838	4,991	—		17,829
Textiles, Apparel & Luxury Goods	3,092	4,566	—		7,658
Thrifts & Mortgage Finance	—	1,068	—		1,068
Tobacco	647	3,819	—		4,466
Trading Companies & Distributors	1,755	5,067	—		6,822
Transportation Infrastructure	—	583	—		583
Wireless Telecommunication Services	414	3,162	—		3,576
Other Common Stocks	38,208	—	—		38,208

Total Common Stocks	451,783	254,222	—		706,005

Debt Securities
Asset-Backed Securities	—	19,480	31,242		50,722
Collateralized Mortgage Obligations	—	84,793	714		85,507
Commercial Mortgage-Backed Securities	—	9,594	1,771		11,365
Convertible Bonds
Other Convertible Bonds	—	68	—		68
Corporate Bonds
Building Products	—	796	135		931
Capital Markets	—	2,690	83		2,773
Distributors	—	141	40		181
Independent Power and Renewable Electricity Producers	—	1,280	42		1,322
Wireless Telecommunication Services	—	4,171	—	(a)	4,171
Other Corporate Bonds	—	106,918	—		106,918

Total Corporate Bonds	—	115,996	300		116,296

Exchange Traded Funds	492	—	—		492
Foreign Government Securities	—	636	—		636
Mortgage-Backed Securities	—	18,036	—		18,036
Municipal Bonds	—	535	—		535
U.S. Government Agency Securities	—	364	—		364
U.S. Treasury Obligations	—	28,993	—		28,993
Investment Companies	212,656	—	—		212,656
Loan Assignments
Other Loan Assignments	—	1,497	—		1,497

66	J.P. MORGAN FUNDS	JUNE 30, 2018

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Rights
Electric Utilities	$—	$— (a)	$—		$— (a)
Media	—	—	1		1
Other Rights	15	—	—		15

Total Rights	15	—	1		16

Warrants
Consumer Finance	—	—	—	(b)	— (b)
Short-Term Investments
Investment Companies	15,382	—	—		15,382

Total Investments in Securities	$680,328	$534,214	$34,028		$1,248,570

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$5,174	$—		$5,174
Futures Contracts	2,161	473	—		2,634

Total Appreciation in Other Financial Instruments	$2,161	$5,647	$—		$7,808

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(4,251)	$—		$(4,251)
Futures Contracts	(3,154)	(969)	—		(4,123)

Total Depreciation in Other Financial Instruments	$(3,154)	$(5,220)	$—		$(8,374)

(a)	Amount rounds to less than one thousand.
(b)	Value is zero.

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

There were no significant transfers among any levels for the year ended June 30, 2018.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of June 30, 2017		Realized gain (loss)		Change in unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2018
Investments in Securities:
Asset-Backed Securities	$25,757		$670		$107	$118		$9,142	$(7,384)	$3,459	$(627)	$31,242
Collateralized Mortgage Obligation	775		33		45	5		—	(144)	—	—	714
Commercial Mortgage-Backed Securities	1,148		(14)		(5)	(5)		1,560	(689)	—	(224)	1,771
Corporate Bonds — Building Products	—		—	(a)	(1)	1		159	(24)	—	—	135
Corporate Bonds — Capital Markets	—		—		(4)	—	(a)	87	—	—	—	83
Corporate Bonds — Distributors	—		—	(a)	(2)	—	(a)	47	(5)	—	—	40
Corporate Bonds — Independent Power and Renewable Electricity Producers	—		—		(3)	—		45	—	—	—	42
Corporate Bonds — Oil, Gas & Consumable Fuels	113		2		12	—	(a)	—	(127)	—	—	—
Corporate Bonds — Wireless Telecommunication Services	—		—		— (a)	—		—	—	—	—	—	(a)
Right — Media	—	(a)	46		1	—		—	(46)	—	—	1
Warrant — Consumer Finance	—	(b)	—		—	—		—	—	—	—	—	(b)

	$27,793		$737		$150	$119		$11,040	$(8,419)	$3,459	$(851)	$34,028

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.
(b)	Value is zero.

JUNE 30, 2018	J.P. MORGAN FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2018, which were valued using significant unobservable inputs (level 3) amounted to approximately $176.

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at June 30, 2018		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$31,191		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 27.00% (6.94%)
				Constant Default Rate	0.00% - 9.17% (3.62%)
				Yield (Discount Rate of Cash Flows)	2.32% - 10.03% (4.41%)

Asset-Backed Securities	31,191

	1,771		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (0.00%)
				Yield (Discount Rate of Cash Flows)	3.07% - 6.13% (4.55%)

Commercial Mortgage-Backed Securities	1,771

	714		Discounted Cash Flow	Constant Prepayment Rate	6.57% (6.57%)
				Constant Default Rate	5.60% (5.60%)
				Yield (Discount Rate of Cash Flows)	6.97% (6.97%)

Commercial Mortgage Obligation	714

	300		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	6.18% - 10.30% (8.18%)

Corporate Bonds	300

	1		Pending Distribution Amount	Expected Recovery	$0.049 ($0.049)

Rights	1

	—	(a)	Intrinsic	Strike Price	$10.75 ($10.75)

Warrants	—	(a)

Total	$33,977

#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At June 30, 2018, the value of these investments was approximately $51,000. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Value is zero.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of June 30, 2018, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Loan Assignments — The Fund may invest in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental, or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund invests in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the Lender from which it acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded

68	J.P. MORGAN FUNDS	JUNE 30, 2018

securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

D. Unfunded Commitments — The Fund has entered into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Funds to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.C.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statements of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Fund may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of interest income on the Statements of Operations.

At June 30, 2018, the Fund did not have any outstanding unfunded loan commitments.

E. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and are generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Fund may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Fund had delayed delivery securities outstanding as of June 30, 2018, which are shown as a Payable for investment securities purchased delayed delivery securities on the Statement of Assets and Liabilities. The values of these securities held at June 30, 2018 are detailed on the SOI.

F. Futures Contracts — The Fund used treasury, index and other financial futures contracts to gain or reduce exposure to the stock and bond markets, maintain liquidity or minimize transactions costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price and interest rate risks. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

JUNE 30, 2018	J.P. MORGAN FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2018 (amounts in thousands):

Futures Contracts:
Equity
Average Notional Balance Long	$110,300
Average Notional Balance Short	20,573
Ending Notional Balance Long	128,827
Ending Notional Balance Short	47,986

Interest Rate
Average Notional Balance Long	138,669
Average Notional Balance Short	98,282
Ending Notional Balance Long	160,780
Ending Notional Balance Short	103,254

The Fund’s future contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

G. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of the investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the year ended June 30, 2018 (amounts in thousands):

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$557,889
Average Settlement Value Sold	400,358
Ending Settlement Value Purchased	335,376
Ending Settlement Value Sold	278,408

H. Summary of Derivatives Information — The following table presents the value of derivatives held as of June 30, 2018, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,796	$—	$1,796
Foreign exchange contracts	Receivables	—	5,174	5,174
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	838	—	838

Total		$2,634	$5,174	$7,808

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(447)	$—	$(447)
Foreign exchange contracts	Payables	—	(4,251)	(4,251)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(3,676)	—	(3,676)

Total		$(4,123)	$(4,251)	$(8,374)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

70	J.P. MORGAN FUNDS	JUNE 30, 2018

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The following tables present the effect of derivatives on the Statement of Operations for the year ended June 30, 2018, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(4,741)	$—	$(4,741)
Foreign exchange contracts	—	(2,586)	(2,586)
Equity contracts	7,321	—	7,321

Total	$2,580	$(2,586)	$(6)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$626	$—	$626
Foreign exchange contracts	—	971	971
Equity contracts	(2,751)	—	(2,751)

Total	$(2,125)	$971	$(1,154)

The Fund’s derivatives contracts held at June 30, 2018 are not accounted for as hedging instruments under GAAP.

I. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

For the year ended June 30, 2018
Security Description	Value at June 30, 2017		Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income		Capital Gain Distributions
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	$—		$121,656	$42,185		$(350)	$(644)	$78,477	9,749	$770		$—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	29,680		7,889	36,208		772	(2,133)	—	—	1,330		—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	42,682		5,598	8,557		374	2,996	43,093	1,552	303		—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	11,029		30,221	14,559		(922)	(696)	25,073	3,186	1,094		—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	—		38,403	—		—	(163)	38,240	4,099	119		—
JPMorgan High Yield Fund Class R6 Shares (a)	67,217		1,796	69,105		4,261	(4,169)	—	—	1,796		—
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	45,061		7,655	27,579		3,977	(1,341)	27,773	530	170		2,666
JPMorgan Prime Money Market Fund Class Institutional Shares (a)	—	(b)	—	—	(b)	—	—	—	—	—	(b)	—
JPMorgan Realty Income Fund Class R6 Shares (a)	40,806		5,629	47,559		6,644	(5,520)	—	—	189		—

JUNE 30, 2018	J.P. MORGAN FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a) (c)	$—	$91,862	$77,874	$—	$—	$13,988	13,988	$63	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (c)	45,476	643,394	687,476	—	—	1,394	1,394	508	—	(b)

Total	$281,951	$954,103	$1,011,102	$14,756	$(11,670)	$228,038		$6,342	$2,666

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown was the current yield as of June 30, 2018.

J. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

K. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

L. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific.

The amount of the transfer agency fees charged to each class of the Fund for the year ended June 30, 2018 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R6	Total
Transfer agency fees	$91	$3	$9	$11	$2	$116

The Fund invested in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratio to average net assets shown on the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

M. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary.

72	J.P. MORGAN FUNDS	JUNE 30, 2018

Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2018, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

N. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. The Fund is subject to a tax imposed on short-term and long-term capital gains on securities of issuers domiciled in India. Prior to April 1, 2018, the Fund was only subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Fund records an estimated deferred tax liability for these securities, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred foreign capital gains tax in the accompanying Statement of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has enacted rules imposing a tax on the indirect transfers of Indian shares. Based upon current guidance from Indian tax authorities, management does not believe that such tax will be applicable to the Fund. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

O. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	(a)	$(2,215)	$2,215

(a)	Amount rounds to less than one thousand.

The reclassifications for the Fund relate primarily to foreign currency gains or losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2018, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class L and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

JUNE 30, 2018	J.P. MORGAN FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2018, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$20	$—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L
0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A		Class C		Class I		Class L	Class R6
1.08	%*	1.58	%*	0.83	%*	0.65%	0.58%

*	Prior to November 1, 2017, the contractual expense limitations were 1.14%, 1.65% and 0.89% for Class A, Class C and Class I Shares, respectively.

The expense limitation agreements were in effect for the year ended June 30, 2018 and the current agreements are in place until at least October 31, 2018 for Class R6 and October 31, 2019 for Class A, Class C, Class I and Class L.

For the year ended June 30, 2018, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Service Fees	Total
$1,427	$558	$1,985

In addition, the Fund’s service providers have voluntarily waived fees during the year ended June 30, 2018. However, the Fund’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

Voluntary Waivers
Investment Advisory Fees	Administration Fees	Total
$871	$505	$1,376

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

74	J.P. MORGAN FUNDS	JUNE 30, 2018

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2018, was approximately $107.

The Underlying Funds may impose separate advisory and service fees. The Fund’s Adviser and/or JPMDS have agreed to waive the Fund’s fees in the weighted average pro-rata amount of the advisory and service fees charged by the Underlying Funds. These waivers may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s advisory fee and/or services fees.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2018, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended June 30, 2018, the Fund incurred approximately $20 in commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$1,214,748	$1,377,044	$99,068	$122,704

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2018 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,087,301	$193,036	$32,332	$160,704

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, mark to market of forward foreign currency contracts and mark to market of futures contracts.

The tax character of distributions paid during the year ended June 30, 2018 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$40,831	$69,767	$110,598

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2017 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$29,221	$4,465	$33,686

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

JUNE 30, 2018	J.P. MORGAN FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

As of June 30, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$9,364	$77,226	$158,343

The cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of forward foreign currency, mark to market of futures contracts, late year ordinary loss deferrals and straddle loss deferrals.

Specified ordinary losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

For the year ended June 30, 2018, the Fund deferred to July 1, 2018 the following specified ordinary losses of (amounts in thousands):

Specified Ordinary Loss
$3,341

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the year ended June 30, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of June 30, 2018, the Fund had five affiliated omnibus accounts and one non-affiliated omnibus account which owned 16.9% in aggregate and 16.4% of the Fund’s outstanding shares, respectively.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

76	J.P. MORGAN FUNDS	JUNE 30, 2018

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the affiliated Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Fund invests in preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

8. Investment Company Reporting Modernization

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Fund’s financial statements as of June 30, 2018. The adoption had no effect on the Fund’s net assets or results of operations.

9. New Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of these changes on the financial statements, if any.

JUNE 30, 2018	J.P. MORGAN FUNDS	77

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Diversified Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Diversified Fund (one of the funds constituting JPMorgan Trust I, referred to hereafter as the “Fund”) as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 28, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

78	J.P. MORGAN FUNDS	JUNE 30, 2018

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	135	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer (2014-2017), President and Chief Operating Officer, NYLIFE Distributors LLC (registered broker-dealer) (2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); President (2015-2017), Co-President (2014-2015) and Senior Managing Director, New York Life Investment Management LLC (registered investment adviser) (2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (formerly MainStay VP Series Fund, Inc.) (registered investment companies) (2007-2017); President, MainStay DefinedTerm Municipal Opportunities Fund (registered investment company) (2011-2017); President, MainStay Funds Trust (registered investment companies) (2009-2017); President, The MainStay Funds (registered investment companies) (2007-2017).	135	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	135	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	135	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	135	None

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	135	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-2017; Advisory Board Member, Betterment for Business (2016-2017) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-2017) (index creator); Member, Russell Index Client Advisory Board (2001-2015); Advisory Board Member, State Street Global Advisors’ OCIO Board (2017-present).

JUNE 30, 2018	J.P. MORGAN FUNDS	79

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	135	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	135	None

Marilyn McCoy*** (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	135	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	135	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	135	Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Trout Unlimited (2017-present).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	135	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	135	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (135 funds).

80	J.P. MORGAN FUNDS	JUNE 30, 2018

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Fund’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Fund’s financial statements and do not provide other services to the Fund. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2018	J.P. MORGAN FUNDS	81

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Noah Greenhill (1969), Secretary (2018)	Managing Director and General Counsel, JPMorgan Asset Management (2015–Present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

82	J.P. MORGAN FUNDS	JUNE 30, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2018, and continued to hold your shares at the end of the reporting period, June 30, 2018.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Diversified Fund
Class A
Actual	$1,000.00	$983.70	$4.87	0.99%
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class C
Actual	1,000.00	981.60	7.32	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class I
Actual	1,000.00	985.60	3.64	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class L
Actual	1,000.00	986.40	2.76	0.56
Hypothetical	1,000.00	1,022.02	2.81	0.56
Class R6
Actual	1,000.00	986.80	2.46	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2018	J.P. MORGAN FUNDS	83

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Dividends Received Deduction (DRD)

The Fund had 29.81% or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2018.

Qualified Dividend Income (QDI)

The Fund had approximately $25,134,000, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2018.

Long-Term Capital Gain

The Fund distributed approximately $69,767,000, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2018.

84	J.P. MORGAN FUNDS	JUNE 30, 2018

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. June 2018.	AN-DIV-618

Annual Report

J.P. Morgan Large Cap Funds

June 30, 2018

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Research Enhanced Equity Fund

(formerly known as JPMorgan Disciplined Equity Fund)

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy largely outpaced growth in other developed market nations during the twelve months ended June 30, 2018, and U.S. equity markets provided strong returns on the back of record corporate profits and historically low interest rates.

“Corporate earnings for the first and second quarters of 2018 reached record highs, with a sizeable majority of companies reporting better-than-expected results.” — George C.W. Gatch

During the first half of the reporting period, synchronized global economic growth helped the U.S. economy achieve its second-longest expansion on record. By the final months of 2017, U.S. unemployment had fallen to 4.1% and U.S. consumer confidence rose to its highest levels in nearly 17 years. Notably, U.S. equity prices climbed to record highs in every month from June through December and financial market volatility remained at historically low levels. In response to a tightening labor market and early signs of inflationary pressure, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2017.

In January 2018, U.S. equity prices continued to rise, aided somewhat by recently-enacted tax cut legislation. The Standard & Poor’s 500 Index (the “S&P 500”) reached fourteen record closing highs during the month, the last on January 26th.

Early February 2018 was marked by a sharp sell-off in both equities and bonds in the U.S., and the selling quickly spread to other financial markets. Stronger-than-expected economic data sparked investor fears of rapidly rising inflation and accelerated interest rate increases by the Fed. Over several days, the S&P 500 lost more than 10% of its value, a decline that was one of the fastest peak-to-trough drops in the history of the index. The sell-off in bonds led to a spike in yields on benchmark 10-year U.S. Treasury bonds that further roiled markets.

While U.S. equity prices had rebounded somewhat by the end of the reporting period, leading equity indexes never fully recovered. Financial market volatility rose sharply during the February sell-off and remained elevated through June 2018.

Meanwhile, the U.S. economy continued to expand in 2018, even as signs emerged of economic sluggishness in Europe and weakness in select emerging market nations. U.S. GDP rose 2.2% in the first quarter before jumping an estimated 4.1% in the second quarter, the largest increase in nearly four years. Corporate earnings for the first and second quarters of 2018 reached record levels, with a sizeable majority of companies reporting better-than-expected results. In response, the Fed raised interest rates again in March and June.

However, the U.S. imposition of import tariffs on billions of dollars’ worth of goods, and reciprocal trade sanctions from China and other leading U.S. trading partners, increasingly weighed on global financial markets in the first half of 2018. The economies of China, Japan, the European Union and the U.K. are more dependent on exports than the U.S., and the impact of a potentially escalating trade war on the global economy remained a concern among policy makers, economists and investors.

At the end of the reporting period, the world’s leading economies appeared to be on pace for continued, moderate growth. The outlook for corporate earnings remained positive amid tame inflationary pressure, historically low interest rates and buoyant consumer demand. While the Fed was further along in its monetary tightening cycle than its counterparts in other developed markets, the European Central Bank, the Bank of England and the Bank of Japan were all moving in some measure to reduce economic stimulus.

We believe that investors who hold a properly diversified portfolio and a long-term outlook may benefit from a largely positive environment for economic growth and financial markets. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

Global equity markets provided strong positive returns for the reporting period, with U.S. equities largely outperforming developed market and emerging market equities.

Overall, equity prices were supported by synchronized global growth, rising corporate profits and accommodative policies from leading central banks. While the U.S. Federal Reserve raised interest rates twice during the first half of 2018, interest rates remained relatively low by historical standards. The Standard & Poor’s 500 Index (the “S&P 500”) reached record high closings in every month from July 2017 through January 2018.

In early February 2018, both equity and bond prices fell sharply. The S&P 500 lost more than 10% of its value over nine trading sessions and yields on 10-year U.S. Treasury bonds, which serve as a benchmark for a broad range of financial assets, spiked higher. While equity markets rebounded somewhat in subsequent weeks, financial market volatility remained elevated through June 2018.

Overall, growth stocks generally outperformed value stocks and small cap stocks slightly outperformed large cap and mid cap stocks. For the twelve months ended June 30, 2018, the S&P 500 returned 14.37%.

2	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	15.31%
S&P 500 Index	14.37%

Net Assets as of 6/30/2018 (In Thousands)	$253,370

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the financial services sector and its security selection and underweight position in the health care sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and materials & processing sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kohl’s Corp., T. Rowe Price Group Inc. and Mastercard Inc. Shares of Kohl’s, an apparel retailer, rose amid better-than-expected sales and earnings. Shares of T. Rowe Price Group, a financial services provider, rose amid consecutive quarters of better-than-expected earnings during the reporting period. Shares of Mastercard, a credit card and payments transfer service, rose amid increased revenue from growth in consumer spending.

Leading individual detractors from relative performance included the Fund’s overweight positions in Dish Network Corp., American International Group Inc. and Walgreens Boots Alliance Inc. Shares of Dish Network, a subscription TV service, fell after the company reported a drop in earnings and subscriptions. Shares of American International Group, a property and casualty insurer, fell after the company reported lower-than-expected earnings in the first quarter of 2018 due to the impact of winter storms across the U.S. and mudslides in California. Shares of Walgreens Boots Alliance, a retail and wholesale pharmacy chain, fell amid investor concerns that its wholesale pharmacy business would lose market share to Amazon.com Inc.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest overweight positions were in the financial services and technology sectors and the Fund’s smallest positions were in the utilities and consumer staples sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Amazon.com, Inc.	5.1%
2.	Alphabet, Inc., Class C	4.9
3.	Apple, Inc.	4.4
4.	Mastercard, Inc., Class A	4.0
5.	UnitedHealth Group, Inc.	3.9
6.	AutoZone, Inc.	3.6
7.	Kinder Morgan, Inc.	3.4
8.	American International Group, Inc.	3.2
9.	Ball Corp.	3.1
10.	Federal Realty Investment Trust	3.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.6%
Financials	19.2
Consumer Discretionary	13.0
Health Care	9.6
Industrials	7.0
Energy	6.6
Real Estate	5.4
Materials	4.6
Consumer Staples	3.6
Utilities	2.4
Short-Term Investments	4.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018
	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
With Sales Charge*		8.99%	10.00%	12.09%	12.53%
Without Sales Charge		15.02	11.99	13.30	13.41
CLASS C SHARES	July 29, 2011
With CDSC**		13.49	11.43	12.74	12.85
Without CDSC		14.49	11.43	12.74	12.85
CLASS I SHARES	July 29, 2011	15.31	12.27	13.59	13.69

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Focus Fund, the S&P 500 Index, the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index from July 29, 2011 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indexes based on the total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	10.22%
Russell 1000 Value Index	6.77%

Net Assets as of 6/30/2018 (In Thousands)	$17,254,495

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection and overweight position in the information technology sector and its security selection in the industrials sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the materials and consumer discretionary sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight position in General Electric Co. and its overweight positions in Microsoft Corp. and CME Group Inc. Shares of General Electric, an industrial conglomerate not held in the Fund, fell amid the company’s restructuring efforts and in June 2018 the stock was removed from the Dow Jones Industrial Average after 111 consecutive years in the index. Shares of Microsoft, a computer software and hardware provider, rose on continued growth in earnings and revenue. Shares of CME Group, an operator of security and commodities exchanges, rose amid trading volume growth and investor demand for Bitcoin.

Leading individual detractors from relative performance included the Fund’s underweight positions in Intel Corp. and Cisco Systems Inc. and its overweight position in Comcast Corp. Shares of Intel, a semiconductor manufacturer not held in the Fund, rose amid gains in the broader semiconductor sector. Shares of Cisco Systems, a provider of computer networking products and services not held in the Fund, rose as its move to a subscription-based business led to better-than-expected earnings and revenue for the first quarter of 2018. Shares of Comcast, a cable TV service, fell during a bidding war with rival Walt Disney Co. for the entertainment assets of 21st Century Fox Inc.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.0%
2.	Chevron Corp.	2.9
3.	Microsoft Corp.	2.8
4.	Apple, Inc.	2.4
5.	Occidental Petroleum Corp.	2.4
6.	ConocoPhillips	2.3
7.	Merck & Co., Inc.	2.3
8.	CME Group, Inc.	2.3
9.	BlackRock, Inc.	2.2
10.	Home Depot, Inc. (The)	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.7%
Health Care	12.7
Information Technology	12.3
Industrials	10.2
Energy	9.5
Consumer Discretionary	7.4
Consumer Staples	6.7
Utilities	3.9
Materials	3.9
Real Estate	2.8
Telecommunication Services	1.4
Short-Term Investments	3.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		4.15%	9.64%	9.43%
Without Sales Charge		9.94	10.83	10.01
CLASS C SHARES	November 4, 1997
With CDSC**		8.35	10.26	9.45
Without CDSC		9.35	10.26	9.45
CLASS I SHARES	July 2, 1987	10.22	11.10	10.31
CLASS R2 SHARES	February 28, 2011	9.66	10.53	9.79
CLASS R3 SHARES	September 9, 2016	9.90	10.82	10.01
CLASS R4 SHARES	September 9, 2016	10.18	11.10	10.31
CLASS R5 SHARES	February 28, 2011	10.38	11.30	10.47
CLASS R6 SHARES	January 31, 2012	10.49	11.39	10.51

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R4, and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 currently have the same expenses as Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from June 30, 2008 to June 30, 2018.

The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	12.04%
Russell 1000 Value Index	6.77%

Net Assets as of 6/30/2018 (In Thousands)	$610,763

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection and overweight position in the information technology sector and its security selection in the energy sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the materials sector was the sole sector detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Macy’s Inc., T. Rowe Price Group Inc. and Microsoft Corp. Shares of Macy’s, a department store chains operator, rose after the company reported better-than-expected earnings and sales for the first quarter for 2018. Shares of T. Rowe Price Group, a financial services provider, rose amid consecutive quarters of better-than-expected earnings during the reporting period. Shares of Microsoft, a computer software and hardware provider, rose on continued growth in earnings and revenue.

Leading individual detractors from relative performance included the Fund’s overweight positions in Dish Network Co. and Invesco Ltd., and its underweight position in Intel Corp. Shares of Dish Network, a subscription TV service, fell after the company reported a drop in earnings and subscriptions. Shares of Invesco, and investment management company, fell after the company reported weak monthly growth in assets under management and lower-than-expected revenue for the first quarter of 2018. Shares of Intel, a semiconductor manufacturer not held in the Fund, rose amid gains in the broader semiconductor sector.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research. During the reporting period, the Fund’s largest positions were in the financials and information technology sectors and its smallest positions were in the telecommunication services and materials sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.1%
2.	Microsoft Corp.	2.8
3.	Home Depot, Inc. (The)	2.4
4.	Honeywell International, Inc.	2.2
5.	Merck & Co., Inc.	2.1
6.	Chevron Corp.	2.0
7.	BlackRock, Inc.	2.0
8.	Morgan Stanley	2.0
9.	Berkshire Hathaway, Inc., Class B	1.8
10.	Occidental Petroleum Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	28.2%
Health Care	13.6
Information Technology	11.2
Energy	10.9
Consumer Discretionary	9.1
Industrials	8.4
Consumer Staples	4.8
Real Estate	4.2
Utilities	2.5
Materials	1.4
Telecommunication Services	1.2
Short-Term Investments	4.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge*		6.15%	10.20%	8.59%
Without Sales Charge		12.04	11.39	9.17
CLASS C SHARES	January 2, 1998
With CDSC**		10.48	10.83	8.63
Without CDSC		11.48	10.83	8.63
CLASS I SHARES	January 25, 1996	12.31	11.66	9.48
CLASS R2 SHARES	November 2, 2015	11.76	11.24	9.10
CLASS R3 SHARES	July 31, 2017	12.08	11.40	9.18
CLASS R4 SHARES	July 31, 2017	12.33	11.66	9.48
CLASS R5 SHARES	November 2, 2015	12.52	11.77	9.53
CLASS R6 SHARES	November 2, 2015	12.59	11.81	9.55

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds

Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index are indexes based on the total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

JPMorgan Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	7.52%
S&P 500 Index	14.37%

Net Assets as of 6/30/2018 (In Thousands)	$2,428,392

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s options hedge allowed the Fund to generally perform as designed, delivering returns with less volatility than the Benchmark during the reporting period. The Fund captured 44% of the Benchmark’s total return with about 45% of the Benchmark’s volatility during the twelve month reporting period.

The Fund’s security selection in the telecommunications and financials sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the technology and energy sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in Boeing Co., Netflix.com Inc. and Mastercard Inc. Shares of Boeing, a commercial aircraft manufacturer, rose amid growth in new orders and continued earnings growth. Shares of Netflix, a provider of online entertainment, rose amid growth in subscriptions and revenue. Shares of Mastercard, a credit card and payments transfer service, rose amid increased revenue from growth in consumer spending.

Leading individual contributors to relative performance included the Fund’s overweight positions in Adobe Systems Inc., UnitedHealth Group Inc. and Union Pacific Corp. Shares of Adobe Systems, a software developer, rose after the company reported better-than-expected first quarter earnings and revenue. Shares of UnitedHealth Group, a health insurer, rose amid continued growth in earnings and revenue. Shares of Union Pacific, a railroad operator, rose after the company reported better-than-expected earnings and growth in revenue for the first quarter of 2018.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments, while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.0%
2.	Apple, Inc.	3.7
3.	Amazon.com, Inc.	3.0
4.	Facebook, Inc., Class A	2.1
5.	Bank of America Corp.	1.8
6.	UnitedHealth Group, Inc.	1.8
7.	Alphabet, Inc., Class A	1.7
8.	Alphabet, Inc., Class C	1.6
9.	Visa, Inc., Class A	1.5
10.	Berkshire Hathaway, Inc., Class B	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.7%
Consumer Discretionary	14.3
Health Care	13.1
Financials	13.0
Industrials	9.5
Energy	6.0
Consumer Staples	5.8
Utilities	2.8
Materials	2.6
Real Estate	2.1
Put Options Purchased	1.4
Telecommunication Services	1.0
Short-Term Investment	3.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge*		1.59%	4.77%	5.69%
Without Sales Charge		7.22	6.66	6.95
CLASS C SHARES	December 13, 2013
With CDSC**		5.73	6.15	6.42
Without CDSC		6.73	6.15	6.42
CLASS I SHARES	December 13, 2013	7.52	6.96	7.23
CLASS R5 SHARES	December 13, 2013	7.64	7.14	7.42
CLASS R6 SHARES	December 13, 2013	7.75	7.19	7.47

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index, the ICE BofAML 3-Month U.S. Treasury Bill Index (formerly BofA Merrill Lynch 3-Month U.S. Treasury Bill Index) and the Lipper Alternative Long/Short Equity Funds Average from December 13, 2013 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index (formerly BofA Merrill Lynch 3-Month U.S. Treasury Bill Index) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month U.S. Treasury Bill Index (formerly BofA

Merrill Lynch 3-Month U.S. Treasury Bill Index) is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month U.S. Treasury Bill Index (formerly BofA Merrill Lynch 3-Month U.S. Treasury Bill Index) is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Long/Short Equity Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	28.77%
Russell 1000 Growth Index	22.51%

Net Assets as of 6/30/2018 (In Thousands)	$14,350,587

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s overweight position and security selection in the financial services sector and its security selection in the health care sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the producer durables and energy sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Netflix.com Inc., Mastercard Inc. and Nvidia Corp. Shares of Netflix, a provider of online entertainment, rose amid growth in subscriptions and revenue. Shares of Mastercard, a credit card and payments transfer service, rose amid increased revenue from growth in consumer spending. Shares of Nvidia, a maker of semiconductors and software, rose amid better-than-expected earnings and continued strong demand for its products in the gaming and data center businesses.

Leading individual detractors from relative performance included the Fund’s overweight positions in Ulta Beauty Inc. and Delta Air Lines Inc. and its underweight position in Microsoft Corp. Shares of Ulta Beauty, a retailer of cosmetics and other personal care products, fell after the company reported lower-than-expected earnings and weakness in quarterly sales. Shares of Delta Air Lines, an airline operator, fell along with the broader airlines sector amid investor expectations of rising fuel prices. Shares of Microsoft, a computer software and hardware provider, rose on growth in earnings and revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Amazon.com, Inc.	6.0%
2.	Mastercard, Inc., Class A	5.3
3.	Alphabet, Inc., Class C	4.8
4.	Intuitive Surgical, Inc.	4.2
5.	Apple, Inc.	4.1
6.	Netflix, Inc.	3.5
7.	Home Depot, Inc. (The)	3.2
8.	Adobe Systems, Inc.	2.9
9.	Microsoft Corp.	2.9
10.	Charles Schwab Corp. (The)	2.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	46.9%
Consumer Discretionary	16.5
Health Care	13.5
Industrials	8.0
Financials	7.6
Consumer Staples	3.6
Materials	1.5
Real Estate	0.6
Short-Term Investments	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge*		21.73%	15.96%	10.86%
Without Sales Charge		28.48	17.22	11.46
CLASS C SHARES	November 4, 1997
With CDSC**		26.83	16.63	10.89
Without CDSC		27.83	16.63	10.89
CLASS I SHARES	February 28, 1992	28.77	17.42	11.68
CLASS R2 SHARES	November 3, 2008	28.11	16.91	11.18
CLASS R3 SHARES	September 9, 2016	28.43	17.17	11.47
CLASS R4 SHARES	September 9, 2016	28.74	17.42	11.68
CLASS R5 SHARES	April 14, 2009	28.96	17.64	11.87
CLASS R6 SHARES	November 30, 2010	29.11	17.74	11.94

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R3, Class R4 and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R2 and Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to April 14, 2009, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	6.81%
Russell 1000 Value Index	6.77%

Net Assets as of 6/30/2018 (In Thousands)	$1,652,352

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the energy sector and its security selection and overweight position in the auto & transportation sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the industrial cyclical sector and its underweight position and security selection in the semiconductors & hardware sector were leading detractors from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in D.R. Horton Inc., Diamondback Energy Inc. and its underweight position in Exxon Mobil Corp. Shares of D.R. Horton, a home builder, rose on better-than-expected earnings and revenue for several consecutive quarters during the reporting period. Shares of Diamondback Energy, an oil and natural gas producer, rose early in the reporting period after the company reported better-than-expected earnings and raised its production forecast. Shares of Exxon Mobil, a petroleum and natural gas producer not held in the Fund, fell after the company reported lower-than-expected earnings for the first quarter of 2018.

Leading individual detractors from relative performance included the Fund’s overweight positions in Allergan PLC, Dish Network Corp. and CommScope Holding Co. Shares of Allergan, a drug maker, fell after a U.S. court ruled against a key patent claim and after news reports that the company would bid to acquire Shire PLC. Shares of Dish Network, a subscription TV service, fell after the company reported a drop in earnings and subscriptions. Shares of CommScope Holding, a maker of communications infrastructure and networking products, fell after the company reported a fourth-quarter loss due to acquisition costs and lower sales in its wireless and broadband businesses.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.8%
2.	Cigna Corp.	3.1
3.	Lennar Corp., Class A	3.0
4.	Citigroup, Inc.	2.8
5.	Wells Fargo & Co.	2.4
6.	General Motors Co.	2.3
7.	Occidental Petroleum Corp.	2.2
8.	Pioneer Natural Resources Co.	2.1
9.	KeyCorp	2.1
10.	Broadcom, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	28.0%
Consumer Discretionary	14.5
Health Care	13.3
Energy	13.1
Industrials	9.3
Information Technology	6.9
Materials	5.4
Consumer Staples	2.4
Real Estate	1.1
Others (each less than 1.0%)	0.7
Short-Term Investments	5.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		0.91%	11.06%	9.01%
Without Sales Charge		6.52	12.27	9.60
CLASS C SHARES	March 22, 1999
With CDSC**		5.01	11.69	9.05
Without CDSC		6.01	11.69	9.05
CLASS I SHARES	March 1, 1991	6.81	12.45	9.80
CLASS R2 SHARES	November 3, 2008	6.28	11.95	9.32
CLASS R5 SHARES	May 15, 2006	6.98	12.66	10.02
CLASS R6 SHARES	November 30, 2010	7.04	12.72	10.06

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class I Shares. Prior class performance has been adjusted to reflect the differences in expenses between classes.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	13.63%
S&P 500 Index	14.37%

Net Assets as of 6/30/2018 (In Thousands)	$15,058,097

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the industrial cyclical and pharmaceutical/medical technology sector was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the energy and software & services sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight position in Walt Disney Co. and its underweight positions in Netflix.com Inc. and Boeing Co. Shares of Walt Disney, an entertainment and media company, fell amid a bidding war with rival Comcast Corp. for the entertainment assets of 21st Century Fox Inc. Shares of Netflix, a provider of online entertainment, rose amid growth in subscriptions and revenue. Shares of Boeing, a commercial aircraft manufacturer, rose amid growth in new orders and continued earnings growth.

Leading individual contributors to relative performance included the Fund’s overweight positions in UnitedHealth Group Inc., Northrop Grumman Corp. and EOG Resources Inc. Shares of UnitedHealth Group, a health insurer, rose amid continued growth in earnings and revenue. Shares of Northrop Grumman, an aerospace and defense company, rose after the company reported better-than-expected revenue growth for the first quarter of 2018 and raised its earnings forecast for the full year 2018. Shares of EOG Resources, an oil and natural gas exploration company, rose amid an increase in global energy prices during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of this approach to stock selection, the Fund’s largest overweight positions relative to the Benchmark for the twelve months ended June 30, 2018 were in the insurance and media sectors, while the Fund’s largest underweight positions were in the real estate investment trusts and financial sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.2%
2.	Alphabet, Inc., Class A	3.7
3.	Amazon.com, Inc.	3.4
4.	Apple, Inc.	3.2
5.	UnitedHealth Group, Inc.	2.7
6.	Bank of America Corp.	2.7
7.	Pfizer, Inc.	2.2
8.	Visa, Inc., Class A	2.1
9.	Johnson & Johnson	2.0
10.	Citigroup, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.3%
Health Care	15.1
Consumer Discretionary	13.9
Financials	13.4
Industrials	10.8
Energy	6.8
Consumer Staples	4.9
Utilities	2.7
Materials	1.9
Telecommunication Services	1.3
Real Estate	0.9
Short-Term Investments	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge*		7.23%	11.74%	9.75%
Without Sales Charge		13.20	12.95	10.34
CLASS C SHARES	September 10, 2001
With CDSC**		11.66	12.37	9.79
Without CDSC		12.66	12.37	9.79
CLASS I SHARES	September 10, 2001	13.44	13.15	10.57
CLASS L SHARES	September 17, 1993	13.63	13.31	10.73
CLASS R2 SHARES	November 3, 2008	12.88	12.66	10.07
CLASS R3 SHARES	September 9, 2016	13.18	12.94	10.33
CLASS R4 SHARES	September 9, 2016	13.48	13.16	10.57
CLASS R5 SHARES	May 15, 2006	13.66	13.37	10.78
CLASS R6 SHARES	November 30, 2010	13.75	13.44	10.84

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

JPMorgan U.S. Research Enhanced Equity Fund

(formerly known as JPMorgan Disciplined Equity Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	13.20%
S&P 500 Index	14.37%

Net Assets as of 6/30/2018 (In Thousands)	$6,737,090

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the telecommunications and financials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and energy sectors was a leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in Boeing Co., Netflix.com Inc. and Mastercard Inc. Shares of Boeing, a commercial aircraft manufacturer, rose amid growth in new orders and continued earnings growth. Shares of Netflix, a provider of online entertainment, rose amid growth in subscriptions and revenue. Shares of Mastercard, a credit card and payments transfer service, rose amid increased revenue from growth in consumer spending.

Leading individual contributors to relative performance included the Fund’s overweight positions in Adobe Systems Inc., UnitedHealth Group Inc. and Union Pacific Corp. Shares of Adobe Systems, a software developer, rose after the company reported better-than-expected first quarter earnings and revenue. Shares of UnitedHealth Group, a health insurer, rose amid continued growth in earnings and revenue. Shares of Union Pacific, a railroad operator, rose after the company reported better-than-expected earnings and growth in revenue for the first quarter of 2018.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of poten-

tial excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.1%
2.	Apple, Inc.	3.8
3.	Amazon.com, Inc.	3.1
4.	Facebook, Inc., Class A	2.2
5.	Bank of America Corp.	1.9
6.	UnitedHealth Group, Inc.	1.8
7.	Alphabet, Inc., Class A	1.8
8.	Alphabet, Inc., Class C	1.7
9.	Visa, Inc., Class A	1.5
10.	Berkshire Hathaway, Inc., Class B	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	25.6%
Consumer Discretionary	14.8
Health Care	13.6
Financials	13.5
Industrials	9.8
Energy	6.2
Consumer Staples	6.0
Utilities	2.9
Materials	2.6
Real Estate	2.2
Telecommunication Services	1.1
Short-Term Investments	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan U.S. Research Enhanced Equity Fund

(formerly known as JPMorgan Disciplined Equity Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		6.98%	10.74%	9.35%
Without Sales Charge		12.92	11.94	9.94
CLASS I SHARES	September 10, 2001	13.19	12.22	10.22
CLASS L SHARES	January 3, 1997	13.20	12.33	10.36
CLASS R6 SHARES	March 24, 2003	13.28	12.44	10.47

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Research Enhanced Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.0%
Airlines — 2.8%
Delta Air Lines, Inc.	144	7,155

Banks — 3.1%
Wells Fargo & Co.	142	7,888

Beverages — 1.8%
Molson Coors Brewing Co., Class B	66	4,469

Biotechnology — 1.4%
Vertex Pharmaceuticals, Inc.*	21	3,583

Capital Markets — 6.6%
Charles Schwab Corp. (The)	108	5,498
S&P Global, Inc.	26	5,297
T. Rowe Price Group, Inc.	52	6,013

		16,808

Commercial Services & Supplies — 1.7%
Waste Connections, Inc.	58	4,330

Consumer Finance — 3.9%
Ally Financial, Inc.	101	2,656
Capital One Financial Corp.	78	7,132

		9,788

Containers & Packaging — 4.6%
Ball Corp.	224	7,967
WestRock Co.	65	3,695

		11,662

Electric Utilities — 2.4%
Xcel Energy, Inc.	133	6,063

Equity Real Estate Investment Trusts (REITs) — 5.4%
Federal Realty Investment Trust	63	7,913
Public Storage	25	5,684

		13,597

Food & Staples Retailing — 1.8%
Walgreens Boots Alliance, Inc.	77	4,615

Health Care Equipment & Supplies — 1.5%
Intuitive Surgical, Inc.*	8	3,715

Health Care Providers & Services — 4.6%
Acadia Healthcare Co., Inc.*	44	1,817
UnitedHealth Group, Inc.	40	9,774

		11,591

Insurance — 5.6%
American International Group, Inc.	152	8,060
Loews Corp.	127	6,122

		14,182

INVESTMENTS	SHARES (000)	VALUE ($000)

Internet & Direct Marketing Retail — 5.1%
Amazon.com, Inc.*	8	12,918

Internet Software & Services — 4.9%
Alphabet, Inc., Class C*	11	12,350

IT Services — 3.9%
Mastercard, Inc., Class A	51	10,009

Machinery — 2.4%
Parker-Hannifin Corp.	16	2,553
Stanley Black & Decker, Inc.	27	3,568

		6,121

Media — 2.2%
DISH Network Corp., Class A*	167	5,625

Multiline Retail — 2.0%
Kohl’s Corp.	71	5,143

Oil, Gas & Consumable Fuels — 6.6%
Concho Resources, Inc.*	32	4,426
Kinder Morgan, Inc.	482	8,522
Marathon Petroleum Corp.	55	3,873

		16,821

Pharmaceuticals — 2.2%
Pfizer, Inc.	153	5,548

Semiconductors & Semiconductor Equipment — 3.7%
Broadcom, Inc.	22	5,265
NVIDIA Corp.	17	4,006

		9,271

Software — 7.8%
Electronic Arts, Inc.*	31	4,360
Microsoft Corp.	71	6,989
salesforce.com, Inc.*	31	4,179
ServiceNow, Inc.*	24	4,134

		19,662

Specialty Retail — 3.6%
AutoZone, Inc.*	14	9,114

Technology Hardware, Storage & Peripherals — 4.4%
Apple, Inc.	60	11,038

Total Common Stocks (Cost $194,322)		243,066

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 4.0%
Investment Companies — 4.0%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (b) (Cost $10,204)	10,204	10,204

Total Investments — 100.0% (Cost $204,526)		253,270
Other Assets Less Liabilities — 0.0% (c)		100

NET ASSETS — 100.0%		$253,370

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
(c)	Amount rounds to less than 0.05% of net assets.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.6%
Aerospace & Defense — 1.4%
General Dynamics Corp.	1,321	246,297

Banks — 9.7%
Bank of America Corp.	18,100	510,231
BB&T Corp.	3,565	179,821
Cullen/Frost Bankers, Inc.	996	107,849
M&T Bank Corp.	443	75,324
PNC Financial Services Group, Inc. (The)	2,709	365,985
US Bancorp	3,590	179,562
Wells Fargo & Co.	4,487	248,763

		1,667,535

Beverages — 2.7%
Coca-Cola Co. (The)	3,004	131,739
Dr Pepper Snapple Group, Inc.	1,067	130,135
Molson Coors Brewing Co., Class B	1,208	82,212
PepsiCo, Inc.	1,169	127,243

		471,329

Biotechnology — 0.8%
Gilead Sciences, Inc.	1,923	136,238

Capital Markets — 6.8%
BlackRock, Inc.	762	380,100
CME Group, Inc.	2,388	391,478
Northern Trust Corp.	1,332	137,043
S&P Global, Inc.	232	47,366
T. Rowe Price Group, Inc.	1,916	222,380

		1,178,367

Chemicals — 3.9%
Air Products & Chemicals, Inc.	1,361	211,976
DowDuPont, Inc.	2,531	166,851
PPG Industries, Inc.	1,874	194,390
RPM International, Inc.	1,605	93,585

		666,802

Commercial Services & Supplies — 1.4%
Republic Services, Inc.	3,557	243,188

Consumer Finance — 1.5%
Capital One Financial Corp.	1,526	140,194
Discover Financial Services	1,780	125,349

		265,543

Distributors — 1.0%
Genuine Parts Co.	1,854	170,145

Diversified Telecommunication Services — 1.4%
Verizon Communications, Inc.	4,864	244,714

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 2.2%
NextEra Energy, Inc.	1,303	217,640
Xcel Energy, Inc.	3,380	154,413

		372,053

Energy Equipment & Services — 0.6%
Apergy Corp.*	525	21,900
Schlumberger Ltd.	1,292	86,594

		108,494

Equity Real Estate Investment Trusts (REITs) — 2.8%
Alexandria Real Estate Equities, Inc.	347	43,776
AvalonBay Communities, Inc.	925	159,044
Boston Properties, Inc.	636	79,800
Simon Property Group, Inc.	856	145,720
Vornado Realty Trust	756	55,884

		484,224

Food Products — 1.6%
Kraft Heinz Co. (The)	1,455	91,424
Mondelez International, Inc., Class A	4,383	179,717

		271,141

Health Care Equipment & Supplies — 2.9%
Abbott Laboratories	1,963	119,705
Becton Dickinson and Co.	837	200,490
Medtronic plc	2,135	182,806

		503,001

Health Care Providers & Services — 0.8%
CVS Health Corp.	2,108	135,670

Hotels, Restaurants & Leisure — 2.0%
McDonald’s Corp.	1,240	194,248
Starbucks Corp.	1,797	87,806
Wyndham Destinations, Inc.	484	21,420
Wyndham Hotels & Resorts, Inc.	809	47,578

		351,052

Industrial Conglomerates — 1.6%
3M Co.	560	110,258
Honeywell International, Inc.	1,127	162,305

		272,563

Insurance — 7.7%
Arthur J Gallagher & Co.	1,620	105,724
Chubb Ltd.	1,168	148,420
Cincinnati Financial Corp.	975	65,218
Hartford Financial Services Group, Inc. (The)	4,908	250,937
MetLife, Inc.	4,227	184,310

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued
Progressive Corp. (The)	1,291	76,383
Prudential Financial, Inc.	2,046	191,358
Travelers Cos., Inc. (The)	2,470	302,220

		1,324,570

IT Services — 2.3%
Accenture plc, Class A	570	93,269
Automatic Data Processing, Inc.	833	111,792
Fidelity National Information Services, Inc.	1,808	191,667

		396,728

Leisure Products — 0.5%
Hasbro, Inc.	869	80,221

Machinery — 4.0%
Dover Corp.	3,073	224,908
Illinois Tool Works, Inc.	1,894	262,351
Snap-on, Inc.	217	34,926
Stanley Black & Decker, Inc.	1,241	164,869

		687,054

Media — 1.1%
Comcast Corp., Class A	5,580	183,092

Multiline Retail — 0.4%
Target Corp.	894	68,073

Multi-Utilities — 1.8%
CMS Energy Corp.	2,803	132,543
DTE Energy Co.	261	27,026
NiSource, Inc.	3,563	93,624
Public Service Enterprise Group, Inc.	1,027	55,618

		308,811

Oil, Gas & Consumable Fuels — 8.9%
Chevron Corp.	3,941	498,232
ConocoPhillips	5,665	394,431
Exxon Mobil Corp.	1,795	148,486
Occidental Petroleum Corp.	4,852	406,020
Valero Energy Corp.	776	86,015

		1,533,184

Pharmaceuticals — 8.2%
Bristol-Myers Squibb Co.	3,378	186,920
Eli Lilly & Co.	2,735	233,375
Johnson & Johnson	2,699	327,465
Merck & Co., Inc.	6,455	391,841
Pfizer, Inc.	7,469	270,969

		1,410,570

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 1.8%
Norfolk Southern Corp.	976	147,213
Union Pacific Corp.	1,135	160,814

		308,027

Semiconductors & Semiconductor Equipment — 4.7%
Analog Devices, Inc.	2,863	274,666
KLA-Tencor Corp.	1,075	110,266
QUALCOMM, Inc.	1,210	67,910
Texas Instruments, Inc.	3,326	366,721

		819,563

Software — 2.8%
Microsoft Corp.	4,975	490,545

Specialty Retail — 2.2%
Home Depot, Inc. (The)	1,923	375,129

Technology Hardware, Storage & Peripherals — 2.4%
Apple, Inc.	2,280	422,034

Textiles, Apparel & Luxury Goods — 0.3%
VF Corp.	671	54,707

Tobacco — 2.4%
Altria Group, Inc.	4,141	235,177
Philip Morris International, Inc.	2,175	175,587

		410,764

Total Common Stocks (Cost $12,274,772)		16,661,428

Short-Term Investments — 3.5%
Investment Companies — 3.5%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (b) (Cost $608,619)	608,619	608,619

Total Investments — 100.1% (Cost $12,883,391)		17,270,047
Liabilities in Excess of Other Assets — (0.1%)		(15,552)

NET ASSETS — 100.0%		$17,254,495

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.1%
Aerospace & Defense — 1.6%
General Dynamics Corp.	27	5,108
United Technologies Corp.	36	4,513

		9,621

Banks — 11.5%
Bank of America Corp.	679	19,130
BB&T Corp.	121	6,088
Citigroup, Inc.	90	6,013
Cullen/Frost Bankers, Inc.	36	3,886
M&T Bank Corp.	37	6,245
PNC Financial Services Group, Inc. (The)	62	8,376
SunTrust Banks, Inc.	114	7,513
US Bancorp	125	6,233
Wells Fargo & Co.	128	7,107

		70,591

Beverages — 1.9%
Dr Pepper Snapple Group, Inc.	34	4,136
Molson Coors Brewing Co., Class B	113	7,709

		11,845

Biotechnology — 1.0%
Gilead Sciences, Inc.	84	5,979

Capital Markets — 8.3%
BlackRock, Inc.	25	12,326
Charles Schwab Corp. (The)	69	3,500
Goldman Sachs Group, Inc. (The)	31	6,860
Invesco Ltd.	197	5,238
Morgan Stanley	255	12,096
T. Rowe Price Group, Inc.	91	10,576

		50,596

Chemicals — 1.4%
Air Products & Chemicals, Inc.	19	2,912
DowDuPont, Inc.	82	5,392

		8,304

Consumer Finance — 2.2%
Capital One Financial Corp.	72	6,617
Discover Financial Services	98	6,893

		13,510

Distributors — 0.7%
Genuine Parts Co.	45	4,121

Diversified Financial Services — 1.8%
Berkshire Hathaway, Inc., Class B*	60	11,143

Diversified Telecommunication Services — 1.2%
Verizon Communications, Inc.	148	7,427

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 1.2%
NextEra Energy, Inc.	24	3,942
Xcel Energy, Inc.	77	3,508

		7,450

Energy Equipment & Services — 0.2%
Apergy Corp.*	24	1,019

Equity Real Estate Investment Trusts (REITs) — 4.2%
AvalonBay Communities, Inc.	20	3,438
Crown Castle International Corp.	44	4,722
Macerich Co. (The)	56	3,200
Simon Property Group, Inc.	28	4,799
Ventas, Inc.	79	4,488
Vornado Realty Trust	69	5,130

		25,777

Food Products — 0.4%
Mondelez International, Inc., Class A	62	2,558

Health Care Equipment & Supplies — 1.7%
Becton Dickinson and Co.	25	6,085
Medtronic plc	50	4,263

		10,348

Health Care Providers & Services — 4.7%
Aetna, Inc.	35	6,331
AmerisourceBergen Corp.	69	5,918
CVS Health Corp.	85	5,444
Humana, Inc.	15	4,554
UnitedHealth Group, Inc.	27	6,501

		28,748

Hotels, Restaurants & Leisure — 0.6%
Royal Caribbean Cruises Ltd.	35	3,585

Household Products — 0.9%
Colgate-Palmolive Co.	85	5,489

Industrial Conglomerates — 3.5%
3M Co.	41	7,967
Honeywell International, Inc.	92	13,224

		21,191

Insurance — 4.5%
Chubb Ltd.	51	6,499
Hartford Financial Services Group, Inc. (The)	195	9,945
Loews Corp.	56	2,704
MetLife, Inc.	82	3,575
Prudential Financial, Inc.	53	4,956

		27,679

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Internet Software & Services — 1.2%
Alphabet, Inc., Class C*	7	7,273

IT Services — 0.9%
Fidelity National Information Services, Inc.	51	5,386

Machinery — 1.7%
Dover Corp.	49	3,572
Parker-Hannifin Corp.	44	6,904

		10,476

Media — 2.0%
Comcast Corp., Class A	73	2,398
DISH Network Corp., Class A*	128	4,316
Walt Disney Co. (The)	51	5,293

		12,007

Multiline Retail — 1.7%
Macy’s, Inc.	152	5,693
Target Corp.	60	4,575

		10,268

Multi-Utilities — 1.3%
CMS Energy Corp.	169	7,986

Oil, Gas & Consumable Fuels — 10.8%
Chevron Corp.	98	12,441
ConocoPhillips	143	9,961
EOG Resources, Inc.	47	5,879
Exxon Mobil Corp.	82	6,799
Marathon Petroleum Corp.	36	2,540
Occidental Petroleum Corp.	132	11,062
Phillips 66	43	4,852
Pioneer Natural Resources Co.	14	2,574
Valero Energy Corp.	50	5,575
Williams Cos., Inc. (The)	167	4,524

		66,207

Pharmaceuticals — 6.3%
Bristol-Myers Squibb Co.	168	9,275
Eli Lilly & Co.	51	4,352
Johnson & Johnson	43	5,218
Merck & Co., Inc.	213	12,909
Pfizer, Inc.	184	6,686

		38,440

Road & Rail — 0.7%
CSX Corp.	34	2,175
Kansas City Southern	19	2,055

		4,230

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — 4.9%
Analog Devices, Inc.	77	7,405
Applied Materials, Inc.	97	4,480
Broadcom, Inc.	18	4,295
KLA-Tencor Corp.	35	3,599
Texas Instruments, Inc.	92	10,121

		29,900

Software — 2.8%
Microsoft Corp.	174	17,158

Specialty Retail — 3.2%
AutoZone, Inc.*	7	4,435
Home Depot, Inc. (The)	77	15,003

		19,438

Technology Hardware, Storage & Peripherals — 1.4%
Apple, Inc.	48	8,885

Textiles, Apparel & Luxury Goods — 1.1%
NIKE, Inc., Class B	82	6,550

Tobacco — 1.6%
Altria Group, Inc.	84	4,754
Philip Morris International, Inc.	60	4,828

		9,582

Trading Companies & Distributors — 1.0%
Watsco, Inc.	35	6,311

Total Common Stocks (Cost $386,992)		587,078

Short-Term Investments — 4.6%
Investment Companies — 4.6%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (b) (Cost $27,866)	27,866	27,866

Total Investments — 100.7% (Cost $414,858)		614,944
Liabilities in Excess of Other Assets — (0.7%)		(4,181)

NET ASSETS — 100.0%		$610,763

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.7%
Aerospace & Defense — 2.1%
Boeing Co. (The)	23	7,738
General Dynamics Corp. (a)	74	13,764
Harris Corp.	12	1,698
Northrop Grumman Corp. (a)	44	13,398
United Technologies Corp. (a)	114	14,312

		50,910

Airlines — 0.5%
Delta Air Lines, Inc.	218	10,820
United Continental Holdings, Inc.*	26	1,781

		12,601

Auto Components — 0.3%
Aptiv plc	52	4,743
Delphi Technologies plc	58	2,647

		7,390

Automobiles — 0.5%
Ford Motor Co.	1,079	11,944

Banks — 5.7%
Bank of America Corp. (a)	1,649	46,479
BB&T Corp.	130	6,576
Citigroup, Inc.	487	32,572
Fifth Third Bancorp	55	1,571
Huntington Bancshares, Inc.	325	4,797
KeyCorp	360	7,035
SunTrust Banks, Inc.	127	8,408
SVB Financial Group*	5	1,559
Wells Fargo & Co. (a)	542	30,042

		139,039

Beverages — 2.7%
Coca-Cola Co. (The)	353	15,486
Constellation Brands, Inc., Class A	28	6,072
Molson Coors Brewing Co., Class B (a)	230	15,664
PepsiCo, Inc.	257	27,970

		65,192

Biotechnology — 2.4%
AbbVie, Inc.	112	10,342
Alexion Pharmaceuticals, Inc.*	23	2,876
Amgen, Inc.	38	7,090
Biogen, Inc.*	35	10,208
Celgene Corp.*	81	6,433
Gilead Sciences, Inc.	179	12,714
Vertex Pharmaceuticals, Inc.*	49	8,335

		57,998

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.7%
Allegion plc	91	7,028
Masco Corp.	243	9,098

		16,126

Capital Markets — 3.2%
Bank of New York Mellon Corp. (The)	145	7,812
BlackRock, Inc.	6	3,073
Charles Schwab Corp. (The) (a)	221	11,301
CME Group, Inc.	15	2,424
Intercontinental Exchange, Inc.	127	9,362
Morgan Stanley (a)	461	21,855
State Street Corp. (a)	199	18,559
T. Rowe Price Group, Inc.	29	3,413

		77,799

Chemicals — 2.0%
Celanese Corp., Series A	52	5,728
DowDuPont, Inc. (a)	456	30,054
Eastman Chemical Co.	122	12,149

		47,931

Communications Equipment — 0.3%
Cisco Systems, Inc.	150	6,435
Motorola Solutions, Inc.	11	1,241

		7,676

Consumer Finance — 0.8%
American Express Co.	27	2,690
Capital One Financial Corp.	173	15,883

		18,573

Containers & Packaging — 0.4%
Crown Holdings, Inc.*	79	3,516
WestRock Co.	110	6,294

		9,810

Diversified Consumer Services — 0.0% (b)
H&R Block, Inc.	43	978

Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B* (a)	185	34,567
Voya Financial, Inc.	25	1,181

		35,748

Diversified Telecommunication Services — 0.8%
AT&T, Inc.	288	9,263
Verizon Communications, Inc. (a)	192	9,643

		18,906

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electric Utilities — 2.2%
American Electric Power Co., Inc.	101	6,968
Exelon Corp.	268	11,437
NextEra Energy, Inc. (a)	142	23,640
PG&E Corp.	51	2,189
Xcel Energy, Inc.	204	9,340

		53,574

Electrical Equipment — 0.6%
Eaton Corp. plc (a)	194	14,475

Equity Real Estate Investment Trusts (REITs) — 2.2%
AvalonBay Communities, Inc.	59	10,111
Brixmor Property Group, Inc.	59	1,022
Digital Realty Trust, Inc.	16	1,821
Equinix, Inc.	9	4,023
Equity Residential	134	8,557
Federal Realty Investment Trust	32	4,041
Prologis, Inc.	37	2,463
Public Storage	48	10,969
Ventas, Inc.	57	3,240
Vornado Realty Trust	99	7,284

		53,531

Food & Staples Retailing — 0.4%
Walgreens Boots Alliance, Inc.	167	10,045

Food Products — 0.9%
Mondelez International, Inc., Class A	506	20,727

Health Care Equipment & Supplies — 3.1%
Abbott Laboratories (a)	207	12,640
Becton Dickinson and Co.	59	14,113
Boston Scientific Corp.* (a)	494	16,164
Danaher Corp.	63	6,186
Intuitive Surgical, Inc.*	9	4,133
Medtronic plc	139	11,917
Zimmer Biomet Holdings, Inc.	100	11,127

		76,280

Health Care Providers & Services — 2.9%
AmerisourceBergen Corp.	53	4,544
Cigna Corp.	88	14,995
CVS Health Corp.	105	6,745
UnitedHealth Group, Inc. (a)	184	45,044

		71,328

Hotels, Restaurants & Leisure — 0.7%
Hilton Worldwide Holdings, Inc.	107	8,499
Royal Caribbean Cruises Ltd.	24	2,488
Yum! Brands, Inc.	93	7,259

		18,246

INVESTMENTS	SHARES (000)	VALUE ($000)

Household Durables — 0.3%
Lennar Corp., Class A	130	6,844
Toll Brothers, Inc. (a)	37	1,365

		8,209

Household Products — 0.7%
Colgate-Palmolive Co.	90	5,858
Procter & Gamble Co. (The)	128	9,993

		15,851

Industrial Conglomerates — 1.1%
Honeywell International, Inc.	184	26,438

Insurance — 2.4%
American International Group, Inc.	331	17,536
Chubb Ltd.	12	1,484
Everest Re Group Ltd.	10	2,202
Hartford Financial Services Group, Inc. (The)	187	9,579
Lincoln National Corp.	114	7,105
Marsh & McLennan Cos., Inc.	39	3,191
MetLife, Inc. (a)	247	10,748
Principal Financial Group, Inc.	27	1,430
Prudential Financial, Inc.	50	4,656

		57,931

Internet & Direct Marketing Retail — 3.7%
Amazon.com, Inc.* (a)	44	75,237
Booking Holdings, Inc.*	2	5,041
Expedia Group, Inc.	23	2,815
Netflix, Inc.*	18	6,864

		89,957

Internet Software & Services — 5.7%
Alphabet, Inc., Class A* (a)	38	43,432
Alphabet, Inc., Class C* (a)	37	41,499
Facebook, Inc., Class A* (a)	272	52,920

		137,851

IT Services — 3.9%
Accenture plc, Class A (a)	107	17,439
Alliance Data Systems Corp.	14	3,351
Fidelity National Information Services, Inc.	123	12,995
International Business Machines Corp.	48	6,668
Mastercard, Inc., Class A	47	9,268
PayPal Holdings, Inc.*	57	4,721
Visa, Inc., Class A (a)	279	36,945
Worldpay, Inc.*	44	3,572

		94,959

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	34	2,118
Illumina, Inc.*	16	4,422
Thermo Fisher Scientific, Inc.	41	8,498

		15,038

Machinery — 2.7%
Caterpillar, Inc.	49	6,680
Cummins, Inc.	59	7,797
Deere & Co.	21	2,909
Ingersoll-Rand plc (a)	192	17,214
PACCAR, Inc. (a)	108	6,722
Parker-Hannifin Corp. (a)	14	2,228
Snap-on, Inc.	49	7,903
Stanley Black & Decker, Inc.	114	15,185

		66,638

Media — 3.9%
Charter Communications, Inc., Class A* (a)	66	19,221
Comcast Corp., Class A (a)	875	28,704
Discovery, Inc., Class A*	51	1,394
DISH Network Corp., Class A*	137	4,614
Sirius XM Holdings, Inc.	587	3,975
Twenty-First Century Fox, Inc., Class A	278	13,826
Walt Disney Co. (The)	212	22,270

		94,004

Metals & Mining — 0.3%
Alcoa Corp.*	25	1,152
Freeport-McMoRan, Inc.	206	3,552
Newmont Mining Corp.	50	1,894

		6,598

Multiline Retail — 0.9%
Dollar General Corp.	100	9,845
Dollar Tree, Inc.*	136	11,526

		21,371

Multi-Utilities — 0.7%
Public Service Enterprise Group, Inc.	220	11,918
WEC Energy Group, Inc.	72	4,635

		16,553

Oil, Gas & Consumable Fuels — 6.3%
Andeavor	36	4,682
Chevron Corp. (a)	228	28,775
Concho Resources, Inc.*	60	8,301
Diamondback Energy, Inc.	78	10,244
EOG Resources, Inc. (a)	195	24,235

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
EQT Corp.	100	5,501
Exxon Mobil Corp. (a)	220	18,240
Marathon Petroleum Corp.	201	14,113
Occidental Petroleum Corp.	173	14,455
ONEOK, Inc.	69	4,787
Pioneer Natural Resources Co. (a)	99	18,789

		152,122

Personal Products — 0.4%
Estee Lauder Cos., Inc. (The), Class A	63	9,032

Pharmaceuticals — 4.6%
Allergan plc	49	8,247
Bristol-Myers Squibb Co.	188	10,408
Eli Lilly & Co.	171	14,600
Johnson & Johnson (a)	219	26,584
Merck & Co., Inc. (a)	279	16,933
Mylan NV*	85	3,090
Pfizer, Inc. (a)	815	29,557
Zoetis, Inc.	14	1,179

		110,598

Road & Rail — 1.9%
Norfolk Southern Corp. (a)	127	19,200
Union Pacific Corp.	196	27,829

		47,029

Semiconductors & Semiconductor Equipment — 4.3%
Analog Devices, Inc. (a)	238	22,824
Broadcom, Inc.	82	19,898
Intel Corp.	100	4,950
Microchip Technology, Inc.	96	8,718
Micron Technology, Inc.*	64	3,361
NVIDIA Corp. (a)	97	22,971
Texas Instruments, Inc. (a)	208	22,892

		105,614

Software — 6.8%
Activision Blizzard, Inc.	18	1,358
Adobe Systems, Inc.*	52	12,631
Intuit, Inc.	47	9,659
Microsoft Corp. (a)	1,016	100,219
Oracle Corp. (a)	282	12,446
salesforce.com, Inc.*	163	22,205
Workday, Inc., Class A*	45	5,510

		164,028

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — 3.3%
AutoZone, Inc.*	17	11,479
Best Buy Co., Inc.	99	7,418
Home Depot, Inc. (The)	157	30,542
Lowe’s Cos., Inc.	87	8,278
O’Reilly Automotive, Inc.*	36	9,758
Ross Stores, Inc.	112	9,482
TJX Cos., Inc. (The)	27	2,544

		79,501

Technology Hardware, Storage & Peripherals — 4.6%
Apple, Inc. (a)	502	92,897
Hewlett Packard Enterprise Co.	637	9,301
HP, Inc. (a)	439	9,950

		112,148

Textiles, Apparel & Luxury Goods — 1.1%
NIKE, Inc., Class B	189	15,075
PVH Corp.	70	10,469
Ralph Lauren Corp.	19	2,363

		27,907

Tobacco — 1.1%
Altria Group, Inc.	97	5,512
Philip Morris International, Inc.	252	20,355

		25,867

Trading Companies & Distributors — 0.2%
Fastenal Co.	99	4,757
United Rentals, Inc.*	7	980

		5,737

INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc.*	121	7,209

Total Common Stocks (Cost $2,189,916)		2,395,017

	NO. OF CONTRACTS
Options Purchased — 1.4%
Put Options Purchased — 1.4%
Index Funds — 1.4%
S&P 500 Index 9/28/2018 at USD 2,585.00, European Style Notional Amount: 2,419,349 Counterparty: Exchange Traded*	8,900	34,221

Total Put Options Purchased		34,221

Total Options Purchased (Cost $33,735)		34,221

	SHARES (000)
Short-Term Investments — 3.8%
Investment Companies — 3.8%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (c) (d) (Cost $92,778)	92,778	92,778

Total Investments — 103.9% (Cost $2,316,429)		2,522,016
Liabilities in Excess of Other Assets — (3.9%)		(93,624)

NET ASSETS — 100.0%		$2,428,392

Percentages indicated are based on net assets.

Futures contracts outstanding as of June 30, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	140	09/2018	USD	19,051	(3)

					(3)

Written Call Options Contracts as of June 30, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange Traded	4,450	USD 1,209,675	USD 2,805.00	9/28/2018	(12,594)
S&P 500 Index	Exchange Traded	4,450	USD 1,209,675	USD 2,810.00	9/28/2018	(11,703)

						(24,297)

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

Written Put Options Contracts as of June 30, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange Traded	8,900	USD 2,419,349	USD 2,180.00	9/28/2018	(6,631)

Total Written Options Contracts (Premiums Received $31,964)						(30,928)

Abbreviations

USD	United States Dollar

(a)	All or a portion of the security is segregated for options written.
(b)	Amount rounds to less than 0.05% of net assets.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.1%
Aerospace & Defense — 3.2%
Boeing Co. (The)	904	303,402
Northrop Grumman Corp.	491	151,019

		454,421

Airlines — 0.6%
Delta Air Lines, Inc.	297	14,733
Southwest Airlines Co.	1,423	72,379

		87,112

Automobiles — 0.6%
Tesla, Inc.*	265	90,710

Banks — 0.8%
SVB Financial Group*	376	108,516

Beverages — 2.0%
Constellation Brands, Inc., Class A	754	165,071
Monster Beverage Corp.*	2,110	120,929

		286,000

Biotechnology — 1.4%
Alnylam Pharmaceuticals, Inc.*	427	42,055
Regeneron Pharmaceuticals, Inc.*	17	5,900
Vertex Pharmaceuticals, Inc.*	910	154,677

		202,632

Capital Markets — 6.8%
Charles Schwab Corp. (The)	7,374	376,808
Intercontinental Exchange, Inc.	2,542	186,988
Morgan Stanley	2,315	109,707
S&P Global, Inc.	1,504	306,650

		980,153

Chemicals — 1.2%
Ecolab, Inc.	412	57,802
Sherwin-Williams Co. (The)	287	116,850

		174,652

Construction Materials — 0.2%
Vulcan Materials Co.	266	34,317

Electrical Equipment — 0.6%
Rockwell Automation, Inc.	523	86,988

Electronic Equipment, Instruments & Components — 0.3%
Amphenol Corp., Class A	547	47,654

Equity Real Estate Investment Trusts (REITs) — 0.6%
Equinix, Inc.	211	90,728

Health Care Equipment & Supplies — 8.9%
ABIOMED, Inc.*	245	100,381

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Becton Dickinson and Co.	1,317	315,405
Boston Scientific Corp.*	5,640	184,418
DexCom, Inc.*	832	78,985
Intuitive Surgical, Inc.*	1,251	598,806

		1,277,995

Health Care Providers & Services — 2.5%
UnitedHealth Group, Inc.	1,478	362,570

Hotels, Restaurants & Leisure — 0.4%
Las Vegas Sands Corp.	682	52,068

Industrial Conglomerates — 2.4%
Honeywell International, Inc.	875	126,015
Roper Technologies, Inc.	764	210,768

		336,783

Internet & Direct Marketing Retail — 10.5%
Amazon.com, Inc.*	508	863,677
Booking Holdings, Inc.*	53	107,416
Netflix, Inc.*	1,267	495,746
Wayfair, Inc., Class A*	334	39,701

		1,506,540

Internet Software & Services — 10.2%
Alphabet, Inc., Class C*	610	680,950
Facebook, Inc., Class A*	1,805	350,714
GrubHub, Inc.*	619	64,971
Match Group, Inc.*	1,141	44,198
MercadoLibre, Inc. (Argentina)	498	148,927
Shopify, Inc., Class A (Canada)*	506	73,879
Twitter, Inc.*	2,238	97,729

		1,461,368

IT Services — 12.0%
Mastercard, Inc., Class A	3,843	755,148
PayPal Holdings, Inc.*	4,481	373,154
Square, Inc., Class A*	1,601	98,685
Visa, Inc., Class A	2,578	341,443
Worldpay, Inc.*	1,941	158,751

		1,727,181

Life Sciences Tools & Services — 0.7%
Illumina, Inc.*	178	49,762
Thermo Fisher Scientific, Inc.	229	47,365

		97,127

Personal Products — 1.6%
Estee Lauder Cos., Inc. (The), Class A	1,637	233,555

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Professional Services — 0.5%
CoStar Group, Inc.*	174	71,715

Semiconductors & Semiconductor Equipment — 4.7%
Applied Materials, Inc.	3,471	160,308
Broadcom, Inc.	848	205,680
NVIDIA Corp.	1,322	313,245

		679,233

Software — 15.5%
Activision Blizzard, Inc.	4,668	356,285
Adobe Systems, Inc.*	1,727	421,011
Atlassian Corp. plc, Class A*	841	52,604
Electronic Arts, Inc.*	2,055	289,778
Microsoft Corp.	4,243	418,373
salesforce.com, Inc.*	2,302	313,966
ServiceNow, Inc.*	2,123	366,197

		2,218,214

Specialty Retail — 4.3%
Home Depot, Inc. (The)	2,353	459,059
Ross Stores, Inc.	1,864	157,980

		617,039

Technology Hardware, Storage & Peripherals — 4.1%
Apple, Inc.	3,172	587,246

Textiles, Apparel & Luxury Goods — 0.7%
Lululemon Athletica, Inc.*	746	93,113

Trading Companies & Distributors — 0.8%
United Rentals, Inc.*	764	112,789

Total Common Stocks (Cost $6,976,089)		14,078,419

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.8%
Investment Companies — 1.8%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (b) (Cost $255,806)	255,806	255,806

Total Investments — 99.9% (Cost $7,231,895)		14,334,225
Other Assets Less Liabilities — 0.1%		16,362

NET ASSETS — 100.0%		$14,350,587

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.9%
Aerospace & Defense — 0.4%
General Dynamics Corp.	41	7,550

Airlines — 3.2%
Delta Air Lines, Inc.	589	29,154
Southwest Airlines Co.	326	16,597
United Continental Holdings, Inc.*	94	6,579

		52,330

Auto Components — 1.0%
Adient plc	111	5,436
American Axle & Manufacturing Holdings, Inc.*	733	11,405

		16,841

Automobiles — 4.0%
Ford Motor Co.	2,493	27,600
General Motors Co.	988	38,923

		66,523

Banks — 14.5%
Bank of America Corp.	2,324	65,516
Citigroup, Inc.	717	47,950
Huntington Bancshares, Inc.	787	11,622
IBERIABANK Corp.	82	6,246
ING Groep NV, ADR (Netherlands)	746	10,688
KeyCorp	1,813	35,430
Signature Bank*	80	10,282
SunTrust Banks, Inc.	172	11,322
Wells Fargo & Co.	741	41,080

		240,136

Biotechnology — 1.1%
Biogen, Inc.*	28	8,214
Gilead Sciences, Inc.	132	9,358

		17,572

Capital Markets — 5.0%
Ameriprise Financial, Inc.	30	4,140
Bank of New York Mellon Corp. (The)	215	11,568
Goldman Sachs Group, Inc. (The)	27	6,022
Morgan Stanley	710	33,673
State Street Corp.	303	28,178

		83,581

Chemicals — 4.1%
Celanese Corp., Series A	150	16,681
DowDuPont, Inc.	294	19,350
Eastman Chemical Co.	280	27,999
Mosaic Co. (The)	149	4,166

		68,196

INVESTMENTS	SHARES (000)		VALUE ($000)

Consumer Finance — 1.0%
Capital One Financial Corp.	177		16,230

Containers & Packaging — 0.5%
Crown Holdings, Inc.*	189		8,446

Diversified Financial Services — 1.3%
Berkshire Hathaway, Inc., Class B*	73		13,588
Voya Financial, Inc.	156		7,313

			20,901

Diversified Telecommunication Services — 0.0% (a)
AT&T, Inc.	—	(b)	—	(b)

Electric Utilities — 0.8%
American Electric Power Co., Inc.	94		6,482
Xcel Energy, Inc.	141		6,450

			12,932

Electrical Equipment — 1.7%
Eaton Corp. plc	387		28,887

Equity Real Estate Investment Trusts (REITs) — 1.2%
Brixmor Property Group, Inc.	323		5,625
Iron Mountain, Inc.	141		4,919
Ventas, Inc.	103		5,843
Vornado Realty Trust	49		3,600

			19,987

Food & Staples Retailing — 1.3%
Walgreens Boots Alliance, Inc.	349		20,933

Health Care Equipment & Supplies — 1.7%
Zimmer Biomet Holdings, Inc.	254		28,306

Health Care Providers & Services — 6.3%
AmerisourceBergen Corp.	325		27,696
Cigna Corp.	311		52,872
CVS Health Corp.	358		23,037

			103,605

Hotels, Restaurants & Leisure — 0.6%
Caesars Entertainment Corp.*	1,007		10,778

Household Durables — 4.1%
Lennar Corp., Class A	983		51,629
Lennar Corp., Class B	—	(b)	9
Mohawk Industries, Inc.*	39		8,335
Taylor Morrison Home Corp., Class A*	343		7,125

			67,098

Insurance — 7.4%
American International Group, Inc.	432		22,889
Athene Holding Ltd., Class A*	523		22,941

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued
Hartford Financial Services Group, Inc. (The)	209	10,681
Lincoln National Corp.	351	21,850
MetLife, Inc.	296	12,924
Principal Financial Group, Inc.	194	10,246
Prudential Financial, Inc.	216	20,198

		121,729

Internet & Direct Marketing Retail — 0.7%
Expedia Group, Inc.	91	10,985

Internet Software & Services — 0.4%
Alphabet, Inc., Class A*	5	6,098

Machinery — 4.3%
Ingersoll-Rand plc	247	22,163
PACCAR, Inc.	322	19,976
Snap-on, Inc.	59	9,467
Stanley Black & Decker, Inc.	151	20,001

		71,607

Media — 4.3%
Altice USA, Inc., Class A	347	5,913
Charter Communications, Inc., Class A*	92	26,887
Comcast Corp., Class A	805	26,402
DISH Network Corp., Class A*	138	4,653
Walt Disney Co. (The)	67	6,970

		70,825

Metals & Mining — 1.0%
AK Steel Holding Corp.*	2,004	8,699
United States Steel Corp.	230	7,978

		16,677

Oil, Gas & Consumable Fuels — 13.7%
Chevron Corp.	215	27,132
Concho Resources, Inc.*	178	24,585
Diamondback Energy, Inc.	264	34,708
EOG Resources, Inc.	221	27,474
EQT Corp.	352	19,401
Marathon Petroleum Corp.	111	7,816
Occidental Petroleum Corp.	454	37,982
Parsley Energy, Inc., Class A*	346	10,462
Pioneer Natural Resources Co.	195	36,883

		226,443

Pharmaceuticals — 4.8%
Allergan plc	71	11,771
Johnson & Johnson	138	16,684
Merck & Co., Inc.	355	21,524
Pfizer, Inc.	809	29,336

		79,315

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — 4.7%
Analog Devices, Inc.	192	18,445
Broadcom, Inc.	143	34,770
Microchip Technology, Inc.	191	17,408
Teradyne, Inc.	137	5,231
Universal Display Corp.	31	2,649

		78,503

Software — 2.1%
Microsoft Corp.	67	6,577
Oracle Corp.	628	27,652

		34,229

Specialty Retail — 0.4%
AutoZone, Inc.*	10	6,642

Tobacco — 1.3%
Philip Morris International, Inc.	260	21,017

Total Common Stocks (Cost $1,555,196)		1,634,902

	NO. OF WARRANTS (000)
WARRANTS — 0.0% (a)
Consumer Finance — 0.0% (a)
Emergent Capital, Inc.
expiring 10/1/2019, price 10.75*‡ (Cost $—)	36	—	(b)

	SHARES (000)
Short-term Investments — 5.5%
Investment Companies — 5.5%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (c) (d) (Cost $90,740)	90,740	90,740

Total Investments — 104.4% (Cost $1,645,936)		1,725,642
Liabilities in Excess of Other Assets — (4.4%)		(73,290)

NET ASSETS — 100.0%		$1,652,352

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	Amount rounds to less than 0.05% of net assets.
(b)	Amount rounds to less than one thousand.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.9%
Aerospace & Defense — 3.7%
Boeing Co. (The)	546	183,261
General Dynamics Corp.	969	180,608
L3 Technologies, Inc.	235	45,152
Northrop Grumman Corp.	461	141,713

		550,734

Airlines — 0.2%
Delta Air Lines, Inc.	666	32,971

Auto Components — 0.2%
Aptiv plc	146	13,373
Delphi Technologies plc	310	14,074

		27,447

Automobiles — 0.1%
Ford Motor Co.	2,124	23,517

Banks — 6.7%
Bank of America Corp.	14,166	399,336
Citigroup, Inc.	4,244	283,983
East West Bancorp, Inc.	57	3,690
First Republic Bank	387	37,453
Huntington Bancshares, Inc.	4,033	59,528
KeyCorp	548	10,708
SunTrust Banks, Inc.	964	63,661
SVB Financial Group*	81	23,320
Wells Fargo & Co.	1,406	77,958
Zions Bancorp	894	47,126

		1,006,763

Beverages — 3.3%
Coca-Cola Co. (The)	5,322	233,410
Molson Coors Brewing Co., Class B	353	24,036
PepsiCo, Inc.	2,145	233,498

		490,944

Biotechnology — 1.8%
Alexion Pharmaceuticals, Inc.*	25	3,134
Biogen, Inc.*	377	109,343
Celgene Corp.*	45	3,583
Gilead Sciences, Inc.	460	32,558
Incyte Corp.*	325	21,804
Vertex Pharmaceuticals, Inc.*	617	104,834

		275,256

Building Products — 0.3%
Allegion plc	341	26,348
Masco Corp.	394	14,733

		41,081

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 2.6%
Bank of New York Mellon Corp. (The)	1,776	95,794
Charles Schwab Corp. (The)	463	23,650
Goldman Sachs Group, Inc. (The)	41	9,137
Intercontinental Exchange, Inc.	446	32,811
Morgan Stanley	4,863	230,510
S&P Global, Inc.	29	5,948

		397,850

Chemicals — 0.6%
DowDuPont, Inc.	1,140	75,151
Eastman Chemical Co.	129	12,937

		88,088

Commercial Services & Supplies — 0.1%
Waste Management, Inc.	107	8,701

Consumer Finance — 0.3%
Capital One Financial Corp.	511	46,952

Containers & Packaging — 1.3%
Crown Holdings, Inc.*	2,114	94,617
WestRock Co.	1,708	97,391

		192,008

Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc., Class B*	62	11,554
Voya Financial, Inc.	449	21,108

		32,662

Diversified Telecommunication Services — 1.0%
Verizon Communications, Inc.	2,918	146,795

Electric Utilities — 2.2%
American Electric Power Co., Inc.	270	18,672
NextEra Energy, Inc.	1,105	184,605
Xcel Energy, Inc.	2,793	127,596

		330,873

Electrical Equipment — 1.2%
Eaton Corp. plc	2,392	178,742

Equity Real Estate Investment Trusts (REITs) — 0.9%
AvalonBay Communities, Inc.	356	61,134
Ventas, Inc.	955	54,359
Vornado Realty Trust	369	27,268

		142,761

Food Products — 1.3%
Mondelez International, Inc., Class A	4,672	191,557

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Equipment & Supplies — 2.4%
Becton Dickinson and Co.	121	29,054
Boston Scientific Corp.*	3,856	126,092
Danaher Corp.	88	8,671
Medtronic plc	1,769	151,455
Zimmer Biomet Holdings, Inc.	389	43,387

		358,659

Health Care Providers & Services — 4.8%
Aetna, Inc.	481	88,283
AmerisourceBergen Corp.	185	15,806
Cigna Corp.	255	43,403
CVS Health Corp.	2,611	168,021
UnitedHealth Group, Inc.	1,640	402,383

		717,896

Hotels, Restaurants & Leisure — 0.2%
Hilton Worldwide Holdings, Inc.	81	6,377
Yum! Brands, Inc.	244	19,109

		25,486

Household Durables — 1.0%
DR Horton, Inc.	1,497	61,360
Lennar Corp., Class A	1,606	84,311

		145,671

Industrial Conglomerates — 0.4%
Honeywell International, Inc.	466	67,182

Insurance — 3.5%
American International Group, Inc.	3,280	173,906
Brighthouse Financial, Inc.*	482	19,304
Hartford Financial Services Group, Inc. (The)	2,696	137,852
Lincoln National Corp.	944	58,765
Principal Financial Group, Inc.	1,193	63,165
Prudential Financial, Inc.	779	72,818

		525,810

Internet & Direct Marketing Retail — 3.7%
Amazon.com, Inc.*	298	507,057
Expedia Group, Inc.	161	19,322
Netflix, Inc.*	100	39,179

		565,558

Internet Software & Services — 6.2%
Alphabet, Inc., Class A*	487	550,292
Alphabet, Inc., Class C*	163	181,503
Facebook, Inc., Class A*	1,030	200,097

		931,892

INVESTMENTS	SHARES (000)		VALUE ($000)

IT Services — 4.7%
Accenture plc, Class A	1,078		176,286
Alliance Data Systems Corp.	319		74,432
Fidelity National Information Services, Inc.	123		13,033
Mastercard, Inc., Class A	100		19,566
PayPal Holdings, Inc.*	1,050		87,433
Visa, Inc., Class A	2,420		320,466
WEX, Inc.*	52		9,952
Worldpay, Inc.*	58		4,764

			705,932

Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	—	(a)	6
Thermo Fisher Scientific, Inc.	288		59,667

			59,673

Machinery — 1.6%
Caterpillar, Inc.	1,264		171,499
Deere & Co.	121		16,925
Parker-Hannifin Corp.	61		9,471
Stanley Black & Decker, Inc.	346		45,999

			243,894

Media — 3.8%
Charter Communications, Inc., Class A*	531		155,796
Comcast Corp., Class A	1,018		33,385
Discovery, Inc., Class A*	1,493		41,071
DISH Network Corp., Class A*	1,603		53,862
Twenty-First Century Fox, Inc., Class A	125		6,221
Walt Disney Co. (The)	2,698		282,748

			573,083

Multiline Retail — 0.6%
Dollar Tree, Inc.*	1,118		95,052

Multi-Utilities — 0.5%
Public Service Enterprise Group, Inc.	1,330		72,013

Oil, Gas & Consumable Fuels — 6.8%
Andeavor	72		9,459
Chevron Corp.	64		8,065
Diamondback Energy, Inc.	969		127,490
EOG Resources, Inc.	2,063		256,659
EQT Corp.	467		25,776
Marathon Petroleum Corp.	1,361		95,472
Occidental Petroleum Corp.	2,415		202,050
Parsley Energy, Inc., Class A*	2,559		77,475
Pioneer Natural Resources Co.	1,198		226,785

			1,029,231

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Pharmaceuticals — 5.7%
Allergan plc	58	9,614
Bristol-Myers Squibb Co.	445	24,605
Eli Lilly & Co.	520	44,358
Johnson & Johnson	2,481	301,015
Merck & Co., Inc.	1,896	115,104
Mylan NV*	108	3,890
Nektar Therapeutics*	419	20,475
Pfizer, Inc.	9,273	336,441

		855,502

Road & Rail — 2.8%
Norfolk Southern Corp.	1,777	268,091
Union Pacific Corp.	1,038	147,049

		415,140

Semiconductors & Semiconductor Equipment — 6.8%
Analog Devices, Inc.	1,760	168,834
Broadcom, Inc.	969	235,040
Microchip Technology, Inc.	1,161	105,619
NVIDIA Corp.	946	224,200
Texas Instruments, Inc.	2,413	266,002
Universal Display Corp.	254	21,876

		1,021,571

Software — 6.3%
Adobe Systems, Inc.*	37	8,953
Electronic Arts, Inc.*	58	8,204
Intuit, Inc.	20	4,179
Microsoft Corp.	6,463	637,341
Oracle Corp.	1,020	44,954
salesforce.com, Inc.*	1,451	197,901
Workday, Inc., Class A*	352	42,627

		944,159

Specialty Retail — 3.3%
AutoZone, Inc.*	234	157,014
Home Depot, Inc. (The)	689	134,504
Lowe’s Cos., Inc.	41	3,963
O’Reilly Automotive, Inc.*	478	130,652
Ross Stores, Inc.	852	72,168

		498,301

Technology Hardware, Storage & Peripherals — 3.3%
Apple, Inc.	2,575	476,749
Hewlett Packard Enterprise Co.	1,491	21,778

		498,527

INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — 0.9%
NIKE, Inc., Class B	1,657	132,041
PVH Corp.	51	7,590

		139,631

Tobacco — 0.4%
Altria Group, Inc.	244	13,875
Philip Morris International, Inc.	555	44,833

		58,708

Trading Companies & Distributors — 0.5%
Fastenal Co.	1,714	82,501

Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc.*	896	53,533

Total Common Stocks (Cost $10,906,091)		14,890,307

	NO. OF WARRANTS (000)
Warrants — 0.0% (b)
Consumer Finance — 0.0% (b)
Emergent Capital, Inc. expiring 10/1/2019, price 10.75*‡ (Cost $ —)	24	—	(a)

	SHARES (000)
Short-Term Investments — 1.0%
Investment Companies — 1.0%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (c) (d) (Cost $152,987)	152,987	152,987

Total Investments — 99.9% (Cost $11,059,078)		15,043,294
Other Assets Less Liabilities — 0.1%		14,803

NET ASSETS — 100.0%		$15,058,097

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

Futures contracts outstanding as of June 30, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	534	09/2018	USD	72,667	(1,246)

					(1,246)

Abbreviations

USD	United States Dollar

(a)	Amount rounds to less than one thousand.
(b)	Amount rounds to less than 0.05% of net assets.
(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan U.S. Research Enhanced Equity Fund

(formerly known as JPMorgan Disciplined Equity Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.9%
Aerospace & Defense — 2.1%
Boeing Co. (The)	64	21,540
General Dynamics Corp.	205	38,289
Harris Corp.	32	4,683
Northrop Grumman Corp.	121	37,232
United Technologies Corp.	318	39,759

		141,503

Airlines — 0.5%
Delta Air Lines, Inc.	607	30,066
United Continental Holdings, Inc.*	71	4,944

		35,010

Auto Components — 0.3%
Aptiv plc	144	13,177
Delphi Technologies plc	163	7,387

		20,564

Automobiles — 0.5%
Ford Motor Co.	2,998	33,185

Banks — 5.7%
Bank of America Corp.	4,581	129,133
BB&T Corp.	362	18,269
Citigroup, Inc.	1,352	90,496
Fifth Third Bancorp	152	4,362
Huntington Bancshares, Inc.	903	13,327
KeyCorp	1,000	19,548
SunTrust Banks, Inc.	354	23,358
SVB Financial Group*	15	4,274
Wells Fargo & Co.	1,506	83,470

		386,237

Beverages — 2.7%
Coca-Cola Co. (The)	981	43,031
Constellation Brands, Inc., Class A	77	16,875
Molson Coors Brewing Co., Class B	640	43,519
PepsiCo, Inc.	714	77,722

		181,147

Biotechnology — 2.4%
AbbVie, Inc.	310	28,740
Alexion Pharmaceuticals, Inc.*	64	7,995
Amgen, Inc.	107	19,696
Biogen, Inc.*	98	28,356
Celgene Corp.*	225	17,854
Gilead Sciences, Inc.	499	35,328
Vertex Pharmaceuticals, Inc.*	136	23,132

		161,101

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.7%
Allegion plc	252	19,510
Masco Corp.	676	25,277

		44,787

Capital Markets — 3.2%
Bank of New York Mellon Corp. (The)	402	21,701
BlackRock, Inc.	17	8,534
Charles Schwab Corp. (The)	615	31,401
CME Group, Inc.	41	6,737
Intercontinental Exchange, Inc.	354	26,015
Morgan Stanley	1,281	60,724
State Street Corp.	554	51,581
T. Rowe Price Group, Inc.	82	9,473

		216,166

Chemicals — 2.0%
Celanese Corp., Series A	143	15,904
DowDuPont, Inc.	1,267	83,508
Eastman Chemical Co.	342	34,196

		133,608

Communications Equipment — 0.3%
Cisco Systems, Inc.	416	17,887
Motorola Solutions, Inc.	30	3,468

		21,355

Consumer Finance — 0.8%
American Express Co.	76	7,477
Capital One Financial Corp.	480	44,140

		51,617

Containers & Packaging — 0.4%
Crown Holdings, Inc.*	218	9,766
WestRock Co.	307	17,494

		27,260

Diversified Consumer Services — 0.0% (a)
H&R Block, Inc.	119	2,713

Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B*	515	96,031
Voya Financial, Inc.	70	3,276

		99,307

Diversified Telecommunication Services — 0.8%
AT&T, Inc.	802	25,742
Verizon Communications, Inc.	533	26,790

		52,532

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electric Utilities — 2.2%
American Electric Power Co., Inc.	281	19,473
Exelon Corp.	768	32,717
NextEra Energy, Inc.	393	65,659
PG&E Corp.	144	6,112
Xcel Energy, Inc.	568	25,946

		149,907

Electrical Equipment — 0.6%
Eaton Corp. plc	538	40,218

Equity Real Estate Investment Trusts (REITs) — 2.2%
AvalonBay Communities, Inc.	163	28,070
Brixmor Property Group, Inc.	163	2,837
Digital Realty Trust, Inc.	45	5,066
Equinix, Inc.	26	11,134
Equity Residential	373	23,763
Federal Realty Investment Trust	89	11,225
Prologis, Inc.	104	6,845
Public Storage	134	30,467
Ventas, Inc.	158	9,004
Vornado Realty Trust	274	20,239

		148,650

Food & Staples Retailing — 0.4%
Walgreens Boots Alliance, Inc.	465	27,907

Food Products — 0.8%
Mondelez International, Inc., Class A	1,405	57,593

Health Care Equipment & Supplies — 3.2%
Abbott Laboratories	571	34,850
Becton Dickinson and Co.	168	40,270
Boston Scientific Corp.*	1,373	44,900
Danaher Corp.	174	17,180
Intuitive Surgical, Inc.*	24	11,388
Medtronic plc	387	33,123
Zimmer Biomet Holdings, Inc.	277	30,913

		212,624

Health Care Providers & Services — 2.9%
AmerisourceBergen Corp.	148	12,628
Cigna Corp.	245	41,655
CVS Health Corp.	291	18,739
UnitedHealth Group, Inc.	510	125,148

		198,170

Hotels, Restaurants & Leisure — 0.7%
Hilton Worldwide Holdings, Inc.	298	23,606
Royal Caribbean Cruises Ltd.	67	6,910
Yum! Brands, Inc.	258	20,173

		50,689

INVESTMENTS	SHARES (000)	VALUE ($000)

Household Durables — 0.3%
Lennar Corp., Class A	362	19,016
Toll Brothers, Inc.	103	3,791

		22,807

Household Products — 0.6%
Colgate-Palmolive Co.	251	16,280
Procter & Gamble Co. (The)	356	27,751

		44,031

Industrial Conglomerates — 1.1%
Honeywell International, Inc.	510	73,451

Insurance — 2.4%
American International Group, Inc.	919	48,725
Chubb Ltd.	32	4,090
Everest Re Group Ltd.	27	6,108
Hartford Financial Services Group, Inc. (The)	521	26,618
Lincoln National Corp.	317	19,740
Marsh & McLennan Cos., Inc.	108	8,869
MetLife, Inc.	685	29,862
Principal Financial Group, Inc.	78	4,135
Prudential Financial, Inc.	139	12,951

		161,098

Internet & Direct Marketing Retail — 3.7%
Amazon.com, Inc.*	123	209,245
Booking Holdings, Inc.*	7	13,784
Expedia Group, Inc.	65	7,837
Netflix, Inc.*	49	19,063

		249,929

Internet Software & Services — 5.7%
Alphabet, Inc., Class A*	107	120,677
Alphabet, Inc., Class C*	103	115,358
Facebook, Inc., Class A*	757	147,042

		383,077

IT Services — 4.0%
Accenture plc, Class A	296	48,455
Alliance Data Systems Corp.	42	9,748
Fidelity National Information Services, Inc.	341	36,114
International Business Machines Corp.	133	18,552
Mastercard, Inc., Class A	131	25,764
PayPal Holdings, Inc.*	152	12,648
Visa, Inc., Class A	792	104,874
Worldpay, Inc.*	129	10,579

		266,734

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan U.S. Research Enhanced Equity Fund

(formerly known as JPMorgan Disciplined Equity Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	95	5,887
Illumina, Inc.*	44	12,261
Thermo Fisher Scientific, Inc.	114	23,635

		41,783

Machinery — 2.7%
Caterpillar, Inc.	137	18,519
Cummins, Inc.	163	21,639
Deere & Co.	58	8,081
Ingersoll-Rand plc	533	47,826
PACCAR, Inc.	302	18,681
Parker-Hannifin Corp.	40	6,187
Snap-on, Inc.	137	21,938
Stanley Black & Decker, Inc.	318	42,194

		185,065

Media — 3.9%
Charter Communications, Inc., Class A*	182	53,393
Comcast Corp., Class A	2,431	79,758
Discovery, Inc., Class A*	141	3,875
DISH Network Corp., Class A*	381	12,809
Sirius XM Holdings, Inc.	1,631	11,045
Twenty-First Century Fox, Inc., Class A	773	38,425
Walt Disney Co. (The)	591	61,901

		261,206

Metals & Mining — 0.3%
Alcoa Corp.*	68	3,202
Freeport-McMoRan, Inc.	572	9,873
Newmont Mining Corp.	140	5,264

		18,339

Multiline Retail — 0.9%
Dollar General Corp.	277	27,352
Dollar Tree, Inc.*	377	32,028

		59,380

Multi-Utilities — 0.7%
Public Service Enterprise Group, Inc.	612	33,107
WEC Energy Group, Inc.	206	13,311

		46,418

Oil, Gas & Consumable Fuels — 6.3%
Andeavor	99	13,013
Chevron Corp.	632	79,954
Concho Resources, Inc.*	167	23,077
Diamondback Energy, Inc.	216	28,432
EOG Resources, Inc.	541	67,317

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
EQT Corp.	277	15,279
Exxon Mobil Corp.	613	50,681
Marathon Petroleum Corp.	559	39,198
Occidental Petroleum Corp.	480	40,150
ONEOK, Inc.	197	13,745
Pioneer Natural Resources Co.	276	52,230

		423,076

Personal Products — 0.4%
Estee Lauder Cos., Inc. (The), Class A	177	25,213

Pharmaceuticals — 4.6%
Allergan plc	137	22,907
Bristol-Myers Squibb Co.	522	28,910
Eli Lilly & Co.	475	40,566
Johnson & Johnson	609	73,896
Merck & Co., Inc.	775	47,049
Mylan NV*	238	8,583
Pfizer, Inc.	2,264	82,123
Zoetis, Inc.	39	3,288

		307,322

Road & Rail — 1.9%
Norfolk Southern Corp.	354	53,347
Union Pacific Corp.	546	77,315

		130,662

Semiconductors & Semiconductor Equipment — 4.4%
Analog Devices, Inc.	662	63,518
Broadcom, Inc.	228	55,273
Intel Corp.	277	13,750
Microchip Technology, Inc.	267	24,238
Micron Technology, Inc.*	178	9,350
NVIDIA Corp.	270	63,845
Texas Instruments, Inc.	577	63,636

		293,610

Software — 6.8%
Activision Blizzard, Inc.	50	3,778
Adobe Systems, Inc.*	144	35,084
Intuit, Inc.	135	27,622
Microsoft Corp.	2,824	278,456
Oracle Corp.	785	34,565
salesforce.com, Inc.*	452	61,694
Workday, Inc., Class A*	126	15,309

		456,508

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — 3.3%
AutoZone, Inc.*	48	32,003
Best Buy Co., Inc.	276	20,592
Home Depot, Inc. (The)	435	84,771
Lowe’s Cos., Inc.	244	23,300
O’Reilly Automotive, Inc.*	103	28,041
Ross Stores, Inc.	311	26,357
TJX Cos., Inc. (The)	74	7,081

		222,145

Technology Hardware, Storage & Peripherals — 4.6%
Apple, Inc.	1,394	258,117
Hewlett Packard Enterprise Co.	1,769	25,842
HP, Inc.	1,218	27,646

		311,605

Textiles, Apparel & Luxury Goods — 1.2%
NIKE, Inc., Class B	526	41,888
PVH Corp.	198	29,584
Ralph Lauren Corp.	54	6,789

		78,261

Tobacco — 1.1%
Altria Group, Inc.	279	15,816
Philip Morris International, Inc.	700	56,542

		72,358

Trading Companies & Distributors — 0.2%
Fastenal Co.	275	13,221
United Rentals, Inc.*	19	2,731

		15,952

INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc.*	335	20,028

Total Common Stocks (Cost $4,804,917)		6,663,908

Short-Term Investments — 1.7%
Investment Companies — 1.6%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (b) (c) (Cost $106,088)	106,088	106,088

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.1%
U.S. Treasury Bills 2.01%, 1/31/2019 (d) (e) (Cost $5,724)	5,792	5,721

Total Short-Term Investments (Cost $111,812)		111,809

Total Investments — 100.6% (Cost $4,916,729)		6,775,717
Liabilities in Excess of Other Assets — (0.6%)		(38,627)

NET ASSETS — 100.0%		$6,737,090

Percentages indicated are based on net assets.

Futures contracts outstanding as of June 30, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	501	09/2018	USD	68,176	(1,431)

					(1,431)

Abbreviations

USD	United States Dollar

(a)	Amount rounds to less than 0.05% of net assets.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)	The rate shown is the current yield as of June 30, 2018.
(d)	All or a portion of this security is deposited with the broker as initial margin for future contracts.
(e)	The rate shown is the effective yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018

(Amounts in thousands, except per share amounts)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund		JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$243,066		$16,661,428		$587,078		$2,395,017
Investments in affiliates, at value	10,204		608,619		27,866		92,778
Options purchased, at value	—		—		—		34,221
Deposits at broker for futures contracts	—		—		—		3,219
Receivables:
Investment securities sold	—		—		613		56,632
Fund shares sold	268		37,178		616		11,881
Dividends from non-affiliates	105		29,045		725		1,691
Dividends from affiliates	13		870		37		66
Variation margin on futures contracts	—		—		—		503
Other assets	11		—		—		—

Total Assets	253,667		17,337,140		616,935		2,596,008

LIABILITIES:
Payables:
Due to custodian	—		—	(a)	—	(a)	46
Distributions	—		—	(a)	—		—
Investment securities purchased	—		40,617		5,498		132,904
Fund shares redeemed	108		30,438		149		2,580
Outstanding options written, at fair value	—		—		—		30,928
Accrued liabilities:
Investment advisory fees	90		5,623		167		372
Administration fees	—		1,148		20		88
Distribution fees	3		1,506		113		105
Service fees	52		2,326		58		463
Custodian and accounting fees	5		80		6		24
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)	—	(a)
Audit fees	20		25		20		32
Printing and mailing cost	17		462		24		26
Other	2		420		117		48

Total Liabilities	297		82,645		6,172		167,616

Net Assets	$253,370		$17,254,495		$610,763		$2,428,392

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$195,594	$12,652,623	$389,264		$2,302,455
Accumulated undistributed (distributions in excess of) net investment income	740	12,076	242		902
Accumulated net realized gains (losses)	8,292	203,140	21,171		(81,585)
Net unrealized appreciation (depreciation)	48,744	4,386,656	200,086		206,620

Total Net Assets	$253,370	$17,254,495	$610,763		$2,428,392

Net Assets:
Class A	$4,077	$3,022,879	$476,090		$277,898
Class C	3,017	1,303,731	23,034		81,030
Class I	246,276	6,320,979	77,737		1,947,444
Class R2	—	80,330	41		—
Class R3	—	91,267	22		—
Class R4	—	23,451	22		—
Class R5	—	1,097,476	43		123
Class R6	—	5,314,382	33,774		121,897

Total	$253,370	$17,254,495	$610,763		$2,428,392

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	128	179,758	9,567		14,306
Class C	98	79,010	513		4,192
Class I	7,664	369,643	1,483		100,039
Class R2	—	4,799	1		—
Class R3	—	5,431	—	(a)	—
Class R4	—	1,372	—	(a)	—
Class R5	—	64,138	1		6
Class R6	—	310,795	640		6,254

Net Asset Value (b):
Class A — Redemption price per share	$31.83	$16.82	$49.77		$19.43
Class C — Offering price per share (c)	30.75	16.50	44.91		19.33
Class I — Offering and redemption price per share	32.13	17.10	52.41		19.47
Class R2 — Offering and redemption price per share	—	16.74	49.98		—
Class R3 — Offering and redemption price per share	—	16.80	52.41		—
Class R4 — Offering and redemption price per share	—	17.09	52.41		—
Class R5 — Offering and redemption price per share	—	17.11	52.74		19.50
Class R6 — Offering and redemption price per share	—	17.10	52.75		19.49
Class A maximum sales charge	5.25%	5.25%	5.25%		5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$33.59	$17.75	$52.53		$20.51

Cost of investments in non-affiliates	$194,322	$12,274,772	$386,992		$2,189,916
Cost of investments in affiliates	10,204	608,619	27,866		92,778
Cost of options purchased	—	—	—		33,735
Premiums received from options written	—	—	—		31,964

(a)	Amount rounds to less than one thousand.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund		JPMorgan U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
ASSETS:
Investments in non-affiliates, at value	$14,078,419		$1,634,902		$14,890,307		$6,669,629
Investments in affiliates, at value	255,806		90,740		152,987		106,088
Deposits at broker for futures contracts	—		—		3,250		625
Receivables:
Investment securities sold	32,150		5,554		156,311		294,958
Fund shares sold	17,177		2,176		15,988		2,441
Dividends from non-affiliates	406		1,510		10,829		5,033
Dividends from affiliates	284		69		252		141
Variation margin on futures contracts	—		—		56		60

Total Assets	14,384,242		1,734,951		15,229,980		7,078,975

LIABILITIES:
Payables:
Due to custodian	—		—	(a)	18		—	(a)
Distributions	—		—		—	(a)	—
Investment securities purchased	—		79,987		130,083		73,566
Fund shares redeemed	24,785		1,737		34,190		266,621
Accrued liabilities:
Investment advisory fees	4,880		444		4,528		1,096
Administration fees	255		47		697		246
Distribution fees	954		101		594		59
Service fees	1,549		131		915		79
Custodian and accounting fees	67		12		83		41
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—		10		2
Audit fees	15		25		22		22
Printing and mailing cost	609		35		498		79
Other	541		80		245		74

Total Liabilities	33,655		82,599		171,883		341,885

Net Assets	$14,350,587		$1,652,352		$15,058,097		$6,737,090

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
NET ASSETS:
Paid-in-Capital	$6,339,923	$1,494,488	$10,099,680	$4,533,570
Accumulated undistributed (distributions in excess of) net investment income	541	813	4,632	2,513
Accumulated net realized gains (losses)	907,793	77,345	970,815	343,450
Net unrealized appreciation (depreciation)	7,102,330	79,706	3,982,970	1,857,557

Total Net Assets	$14,350,587	$1,652,352	$15,058,097	$6,737,090

Net Assets:
Class A	$2,481,816	$236,470	$1,340,858	$278,766
Class C	534,199	69,445	302,297	—
Class I	4,413,908	378,058	1,521,535	268,898
Class L	—	—	1,679,995	476,809
Class R2	156,775	17,046	265,675	—
Class R3	6,865	—	61,413	—
Class R4	5,930	—	10,531	—
Class R5	788,766	23,166	938,744	—
Class R6	5,962,328	928,167	8,937,049	5,712,617

Total	$14,350,587	$1,652,352	$15,058,097	$6,737,090

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	58,478	15,653	81,375	9,826
Class C	15,620	4,785	18,905	—
Class I	102,989	25,458	92,136	9,399
Class L	—	—	101,604	16,690
Class R2	3,808	1,137	16,259	—
Class R3	161	—	3,738	—
Class R4	138	—	638	—
Class R5	18,069	1,546	56,757	—
Class R6	135,672	62,312	539,536	199,926

Net Asset Value (a):
Class A — Redemption price per share	$42.44	$15.11	$16.48	$28.37
Class C — Offering price per share (b)	34.20	14.51	15.99	—
Class I — Offering and redemption price per share	42.86	14.85	16.51	28.61
Class L — Offering and redemption price per share	—	—	16.53	28.57
Class R2 — Offering and redemption price per share	41.17	14.99	16.34	—
Class R3 — Offering and redemption price per share	42.64	—	16.43	—
Class R4 — Offering and redemption price per share	42.85	—	16.50	—
Class R5 — Offering and redemption price per share	43.65	14.99	16.54	—
Class R6 — Offering and redemption price per share	43.95	14.90	16.56	28.57
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$44.79	$15.95	$17.39	$29.94

Cost of investments in non-affiliates	$6,976,089	$1,555,196	$10,906,091	$4,810,641
Cost of investments in affiliates	255,806	90,740	152,987	106,088

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	45

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2018

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund		JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$—	(a)	$—		$13
Interest income from affiliates	—	(a)	9		—	(a)	6
Dividend income from non-affiliates	2,957		412,676		12,884		27,508
Dividend income from affiliates	107		4,694		152		534

Total investment income	3,064		417,379		13,036		28,061

EXPENSES:
Investment advisory fees	1,338		65,216		2,303		3,966
Administration fees	181		13,249		468		1,288
Distribution fees:
Class A	10		7,937		1,153		554
Class C	25		10,114		188		421
Class R2	—		439		—	(a)	—
Class R3 (b)	—		164		—	(a)	—
Service fees:
Class A	10		7,937		1,153		554
Class C	9		3,371		63		140
Class I	539		14,977		181		3,216
Class R2	—		219		—	(a)	—
Class R3 (b)	—		164		—	(a)	—
Class R4 (b)	—		40		—	(a)	—
Class R5	—		1,028		—	(a)	— (a)
Custodian and accounting fees	27		435		33		118
Professional fees	52		218		64		93
Trustees’ and Chief Compliance Officer’s fees	26		79		27		29
Printing and mailing costs	57		769		25		120
Registration and filing fees	43		522		99		263
Transfer agency fees (See Note 2.E.)	7		673		265		48
Other	8		297		20		28

Total expenses	2,332		127,848		6,042		10,838

Less fees waived	(385)		(791)		(607)		(476)
Less expense reimbursements	—		—		—	(a)	(7)

Net expenses	1,947		127,057		5,435		10,355

Net investment income (loss)	1,117		290,322		7,601		17,706

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	10,273		305,643		36,587		(1,135)
Options purchased	—		—		—		(81,493)
Futures contracts	—		—		—		4,852
Options written	—		—		—		25,056

Net realized gain (loss)	10,273		305,643		36,587		(52,720)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	18,485		913,007		20,167		129,215
Options purchased	—		—		—		717
Futures contracts	—		—		—		8
Options written	—		—		—		1,086

Change in net unrealized appreciation/depreciation	18,485		913,007		20,167		131,026

Net realized/unrealized gains (losses)	28,758		1,218,650		56,754		78,306

Change in net assets resulting from operations	$29,875		$1,508,972		$64,355		$96,012

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth and Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(a)	$— (a)	$—	$66
Interest income from affiliates	4		3	5	— (a)
Dividend income from non-affiliates	91,380		25,573	244,332	127,144
Dividend income from affiliates	2,991		432	1,780	811

Total investment income	94,375		26,008	246,117	128,021

EXPENSES:
Investment advisory fees	65,677		5,574	60,466	18,367
Administration fees	10,674		1,132	12,285	5,971
Distribution fees:
Class A	6,562		602	3,486	922
Class C	3,808		457	2,318	—
Class R2	762		57	1,362	—
Class R3	11		—	120	—
Service fees:
Class A	6,562		602	3,486	922
Class C	1,269		152	772	—
Class I	10,025		733	3,660	702
Class L	—		—	1,931	748
Class R2	381		29	681	—
Class R3	11		—	120	—
Class R4	26		—	15	—
Class R5	822		21	941	—
Custodian and accounting fees	346		57	467	212
Interest expense to affiliates	—	(a)	— (a)	—	—
Professional fees	212		67	238	139
Trustees’ and Chief Compliance Officer’s fees	70		30	22	17
Printing and mailing costs	616		78	761	219
Registration and filing fees	181		203	319	46
Transfer agency fees (See Note 2.E.)	687		110	466	110
Other	333		28	273	135

Total expenses	109,035		9,932	94,189	28,510

Less fees waived	(15,344)		(1,001)	(6,444)	(7,876)
Less expense reimbursements	(32)		(10)	(61)	(53)

Net expenses	93,659		8,921	87,684	20,581

Net investment income (loss)	716		17,087	158,433	107,440

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,428,027		104,778	1,674,351	645,281
Futures contracts	—		—	5,637	6,811

Net realized gain (loss)	1,428,027		104,778	1,679,988	652,092

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,838,302		(52,694)	110,906	215,587
Futures contracts	—		—	(993)	(1,195)

Change in net unrealized appreciation/depreciation	1,838,302		(52,694)	109,913	214,392

Net realized/unrealized gains (losses)	3,266,329		52,084	1,789,901	866,484

Change in net assets resulting from operations	$3,267,045		$69,171	$1,948,334	$973,924

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,117	$321	$290,322	$241,554
Net realized gain (loss)	10,273	11,379	305,643	138,214
Change in net unrealized appreciation/depreciation	18,485	20,067	913,007	1,463,818

Change in net assets resulting from operations	29,875	31,767	1,508,972	1,843,586

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	(1)	(46,891)	(55,085)
From net realized gains	(185)	(25)	(29,140)	(21,407)
Class C
From net investment income	—	—	(15,879)	(17,029)
From net realized gains	(170)	(19)	(12,420)	(8,532)
Class I
From net investment income	(511)	(370)	(99,810)	(100,491)
From net realized gains	(10,199)	(1,646)	(50,622)	(31,653)
Class R2
From net investment income	—	—	(1,158)	(1,197)
From net realized gains	—	—	(836)	(512)
Class R3 (a)
From net investment income	—	—	(1,008)	(81)
From net realized gains	—	—	(750)	— (b)
Class R4 (a)
From net investment income	—	—	(300)	(5)
From net realized gains	—	—	(153)	— (b)
Class R5
From net investment income	—	—	(19,165)	(18,214)
From net realized gains	—	—	(9,994)	(5,543)
Class R6
From net investment income	—	—	(91,009)	(49,266)
From net realized gains	—	—	(42,337)	(13,934)

Total distributions to shareholders	(11,066)	(2,061)	(421,472)	(322,949)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	47,717	17,649	1,214,083	1,365,954

NET ASSETS:
Change in net assets	66,526	47,355	2,301,583	2,886,591
Beginning of period	186,844	139,489	14,952,912	12,066,321

End of period	$253,370	$186,844	$17,254,495	$14,952,912

Accumulated undistributed (distributions in excess of) net investment income	$740	$135	$12,076	$(82)

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Equity Income Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,601	$6,531	$17,706	$4,860
Net realized gain (loss)	36,587	21,022	(52,720)	(9,989)
Change in net unrealized appreciation/depreciation	20,167	49,974	131,026	53,211

Change in net assets resulting from operations	64,355	77,527	96,012	48,082

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,773)	(5,553)	(1,774)	(966)
From net realized gains	(19,237)	(21,085)	—	—
Class C
From net investment income	(226)	(261)	(200)	(102)
From net realized gains	(1,089)	(1,409)	—	—
Class I
From net investment income	(1,045)	(757)	(14,219)	(4,137)
From net realized gains	(2,984)	(2,037)	—	—
Class R2
From net investment income	— (a)	— (a)	—	—
From net realized gains	(1)	(1)	—	—
Class R3 (b)
From net investment income	— (a)	—	—	—
From net realized gains	(1)	—	—	—
Class R4 (b)
From net investment income	— (a)	—	—	—
From net realized gains	(1)	—	—	—
Class R5
From net investment income	(1)	— (a)	(1)	— (a)
From net realized gains	(2)	(1)	—	—
Class R6
From net investment income	(304)	(24)	(485)	(12)
From net realized gains	(197)	(1)	—	—

Total distributions to shareholders	(30,861)	(31,129)	(16,679)	(5,217)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	37,564	5,487	1,585,763	480,228

NET ASSETS:
Change in net assets	71,058	51,885	1,665,096	523,093
Beginning of period	539,705	487,820	763,296	240,203

End of period	$610,763	$539,705	$2,428,392	$763,296

Accumulated undistributed (distributions in excess of) net investment income	$242	$107	$902	$32

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth and Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$716	$(2,632)	$17,087	$11,242
Net realized gain (loss)	1,428,027	2,090,043	104,778	104,157
Change in net unrealized appreciation/depreciation	1,838,302	995,654	(52,694)	88,765

Change in net assets resulting from operations	3,267,045	3,083,065	69,171	204,164

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(1,957)	(1,507)
From net realized gains	(341,736)	(325,496)	(18,331)	(5,231)
Class C
From net investment income	—	—	(250)	(170)
From net realized gains	(78,411)	(53,436)	(4,679)	(1,032)
Class I
From net investment income	—	—	(3,416)	(950)
From net realized gains	(495,445)	(328,427)	(22,920)	(1,643)
Class R2
From net investment income	—	—	(82)	(33)
From net realized gains	(20,556)	(15,873)	(855)	(201)
Class R3 (a)
From net realized gains	(239)	(2)	—	—
Class R4 (a)
From net realized gains	(1,429)	(2)	—	—
Class R5
From net investment income	—	—	(276)	(98)
From net realized gains	(107,511)	(98,724)	(1,739)	(290)
Class R6
From net investment income	—	—	(10,517)	(8,323)
From net realized gains	(610,039)	(289,943)	(58,205)	(26,620)

Total distributions to shareholders	(1,655,366)	(1,111,903)	(123,227)	(46,098)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	462,204	(3,398,594)	654,144	184,252

NET ASSETS:
Change in net assets	2,073,883	(1,427,432)	600,088	342,318
Beginning of period	12,276,704	13,704,136	1,052,264	709,946

End of period	$14,350,587	$12,276,704	$1,652,352	$1,052,264

Accumulated undistributed (distributions in excess of) net investment income	$541	$(164)	$813	$374

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Large Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	JPMorgan U.S. Equity Fund		JPMorgan U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$158,433	$136,643	$107,440	$117,738
Net realized gain (loss)	1,679,988	1,274,052	652,092	335,947
Change in net unrealized appreciation/depreciation	109,913	949,838	214,392	874,786

Change in net assets resulting from operations	1,948,334	2,360,533	973,924	1,328,471

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(9,388)	(10,446)	(3,827)	(6,106)
From net realized gains	(103,922)	(51,421)	—	—
Return of capital	—	—	—	(379)
Class C
From net investment income	(716)	(888)	—	—
From net realized gains	(22,636)	(11,601)	—	—
Class I
From net investment income	(13,503)	(10,661)	(3,737)	(4,149)
From net realized gains	(108,901)	(39,119)	—	—
Return of capital	—	—	—	(215)
Class L
From net investment income	(17,778)	(35,018)	(9,307)	(13,394)
From net realized gains	(128,936)	(116,356)	—	—
Return of capital	—	—	—	(677)
Class R2
From net investment income	(1,146)	(1,117)	—	—
From net realized gains	(20,307)	(7,793)	—	—
Class R3 (a)
From net investment income	(344)	(52)	—	—
From net realized gains	(3,695)	(1)	—	—
Class R4 (a)
From net investment income	(64)	(2)	—	—
From net realized gains	(440)	(1)	—	—
Class R5
From net investment income	(10,060)	(9,792)	—	—
From net realized gains	(68,930)	(30,659)	—	—
Class R6
From net investment income	(104,163)	(66,331)	(86,761)	(105,888)
From net realized gains	(674,676)	(182,725)	—	—
Return of capital	—	—	—	(4,975)

Total distributions to shareholders	(1,289,605)	(573,983)	(103,632)	(135,783)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	102,375	127,956	(1,539,735)	(2,007,733)

NET ASSETS:
Change in net assets	761,104	1,914,506	(669,443)	(815,045)
Beginning of period	14,296,993	12,382,487	7,406,533	8,221,578

End of period	$15,058,097	$14,296,993	$6,737,090	$7,406,533

Accumulated undistributed (distributions in excess of) net investment income	$4,632	$6,113	$2,513	$(62)

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan U.S. Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,177	$2,075	$525,531	$894,583
Distributions reinvested	186	26	71,651	72,244
Cost of shares redeemed	(971)	(1,176)	(975,605)	(1,551,451)

Change in net assets resulting from Class A capital transactions	$392	$925	$(378,423)	$(584,624)

Class C
Proceeds from shares issued	$529	$2,311	$158,580	$285,012
Distributions reinvested	170	19	25,015	21,767
Cost of shares redeemed	(1,305)	(668)	(358,771)	(377,726)

Change in net assets resulting from Class C capital transactions	$(606)	$1,662	$(175,176)	$(70,947)

Class I
Proceeds from shares issued	$81,292	$77,581	$1,983,704	$2,752,194
Distributions reinvested	10,677	500	131,986	91,463
Cost of shares redeemed	(44,038)	(63,019)	(2,734,993)	(1,583,974)

Change in net assets resulting from Class I capital transactions	$47,931	$15,062	$(619,303)	$1,259,683

Class R2
Proceeds from shares issued	$—	$—	$18,053	$25,628
Distributions reinvested	—	—	1,710	1,465
Cost of shares redeemed	—	—	(33,335)	(26,181)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(13,572)	$912

Class R3 (a)
Proceeds from shares issued	$—	$—	$82,515	$25,864
Distributions reinvested	—	—	1,736	81
Cost of shares redeemed	—	—	(19,935)	(1,061)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$64,316	$24,884

Class R4 (a)
Proceeds from shares issued	$—	$—	$29,460	$1,348
Distributions reinvested	—	—	452	5
Cost of shares redeemed	—	—	(8,782)	(22)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$21,130	$1,331

Class R5
Proceeds from shares issued	$—	$—	$468,882	$335,193
Distributions reinvested	—	—	26,960	20,248
Cost of shares redeemed	—	—	(382,098)	(265,692)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$113,744	$89,749

Class R6
Proceeds from shares issued	$—	$—	$2,906,484	$944,610
Distributions reinvested	—	—	124,146	58,534
Cost of shares redeemed	—	—	(829,263)	(358,178)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$2,201,367	$644,966

Total change in net assets resulting from capital transactions	$47,717	$17,649	$1,214,083	$1,365,954

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	38	77	31,499	60,548
Reinvested	6	1	4,281	4,819
Redeemed	(32)	(44)	(58,701)	(103,227)

Change in Class A Shares	12	34	(22,921)	(37,860)

Class C
Issued	17	87	9,654	19,503
Reinvested	6	1	1,521	1,474
Redeemed	(43)	(25)	(22,050)	(25,612)

Change in Class C Shares	(20)	63	(10,875)	(4,635)

Class I
Issued	2,578	2,794	116,951	180,530
Reinvested	345	18	7,758	5,980
Redeemed	(1,399)	(2,369)	(165,937)	(104,537)

Change in Class I Shares	1,524	443	(41,228)	81,973

Class R2
Issued	—	—	1,087	1,732
Reinvested	—	—	103	98
Redeemed	—	—	(1,990)	(1,759)

Change in Class R2 Shares	—	—	(800)	71

Class R3 (a)
Issued	—	—	4,897	1,673
Reinvested	—	—	103	5
Redeemed	—	—	(1,179)	(68)

Change in Class R3 Shares	—	—	3,821	1,610

Class R4 (a)
Issued	—	—	1,791	85
Reinvested	—	—	27	— (b)
Redeemed	—	—	(530)	(1)

Change in Class R4 Shares	—	—	1,288	84

Class R5
Issued	—	—	27,638	22,474
Reinvested	—	—	1,584	1,327
Redeemed	—	—	(22,367)	(17,279)

Change in Class R5 Shares	—	—	6,855	6,522

Class R6
Issued	—	—	174,849	62,362
Reinvested	—	—	7,288	3,831
Redeemed	—	—	(48,541)	(23,492)

Change in Class R6 Shares	—	—	133,596	42,701

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Equity Income Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$63,584	$26,975	$245,722	$108,278
Distributions reinvested	24,233	25,772	1,770	963
Cost of shares redeemed	(85,887)	(69,807)	(115,928)	(56,579)

Change in net assets resulting from Class A capital transactions	$1,930	$(17,060)	$131,564	$52,662

Class C
Proceeds from shares issued	$3,673	$7,478	$56,798	$21,214
Distributions reinvested	1,171	1,487	200	102
Cost of shares redeemed	(11,728)	(8,463)	(7,913)	(3,586)

Change in net assets resulting from Class C capital transactions	$(6,884)	$502	$49,085	$17,730

Class I
Proceeds from shares issued	$34,111	$29,950	$1,593,492	$479,420
Distributions reinvested	3,841	2,468	13,345	4,026
Cost of shares redeemed	(28,585)	(12,449)	(320,018)	(76,819)

Change in net assets resulting from Class I capital transactions	$9,367	$19,969	$1,286,819	$406,627

Class R2
Proceeds from shares issued	$15	$— (a)	$—	$—
Distributions reinvested	1	1	—	—

Change in net assets resulting from Class R2 capital transactions	$16	$1	$—	$—

Class R3 (b)
Proceeds from shares issued	$20	$—	$—	$—
Distributions reinvested	1	—	—	—

Change in net assets resulting from Class R3 capital transactions	$21	$—	$—	$—

Class R4 (b)
Proceeds from shares issued	$20	$—	$—	$—
Distributions reinvested	1	—	—	—

Change in net assets resulting from Class R4 capital transactions	$21	$—	$—	$—

Class R5
Proceeds from shares issued	$6	$13	$152	$11
Distributions reinvested	3	1	1	— (a)
Cost of shares redeemed	(6)	(1)	(72)	(2)

Change in net assets resulting from Class R5 capital transactions	$3	$13	$81	$9

Class R6
Proceeds from shares issued	$34,075	$2,071	$128,229	$3,711
Distributions reinvested	501	25	199	12
Cost of shares redeemed	(1,486)	(34)	(10,214)	(523)

Change in net assets resulting from Class R6 capital transactions	$33,090	$2,062	$118,214	$3,200

Total change in net assets resulting from capital transactions	$37,564	$5,487	$1,585,763	$480,228

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth and Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	JPMorgan Growth and Income Fund			JPMorgan Hedged Equity Fund
	Year Ended June 30, 2018		Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	1,271		593	12,948	6,104
Reinvested	485		563	93	55
Redeemed	(1,688)		(1,532)	(6,071)	(3,224)

Change in Class A Shares	68		(376)	6,970	2,935

Class C
Issued	81		180	2,990	1,195
Reinvested	26		36	11	6
Redeemed	(259)		(205)	(415)	(205)

Change in Class C Shares	(152)		11	2,586	996

Class I
Issued	649		619	83,305	27,070
Reinvested	73		51	699	227
Redeemed	(543)		(261)	(16,636)	(4,393)

Change in Class I Shares	179		409	67,368	22,904

Class R2
Issued	—	(a)	—	—	—
Reinvested	—	(a)	— (a)	—	—

Change in Class R2 Shares	—	(a)	— (a)	—	—

Class R3 (b)
Issued	—	(a)	—	—	—
Reinvested	—	(a)	—	—	—

Change in Class R3 Shares	—	(a)	—	—	—

Class R4 (b)
Issued	—	(a)	—	—	—
Reinvested	—	(a)	—	—	—

Change in Class R4 Shares	—	(a)	—	—	—

Class R5
Issued	—	(a)	1	8	1
Reinvested	—	(a)	— (a)	— (a)	— (a)
Redeemed	—	(a)	— (a)	(4)	— (a)

Change in Class R5 Shares	—	(a)	1	4	1

Class R6
Issued	615		43	6,591	203
Reinvested	10		1	10	1
Redeemed	(28)		(1)	(527)	(29)

Change in Class R6 Shares	597		43	6,074	175

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth and Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$495,076	$643,833	$130,775	$168,247
Net assets acquired in Fund reorganization (See Note 9)	$63,247	$—	$—	$—
Distributions reinvested	311,846	303,623	19,806	6,462
Cost of shares redeemed	(1,174,028)	(3,220,124)	(123,251)	(78,987)

Change in net assets resulting from Class A capital transactions	$(303,859)	$(2,272,668)	$27,330	$95,722

Class C
Proceeds from shares issued	$80,665	$42,768	$38,428	$33,013
Net assets acquired in Fund reorganization (See Note 9)	13,553	—	—	—
Distributions reinvested	59,885	38,865	4,755	1,034
Cost of shares redeemed	(152,863)	(220,512)	(19,452)	(7,339)

Change in net assets resulting from Class C capital transactions	$1,240	$(138,879)	$23,731	$26,708

Class I
Proceeds from shares issued	$1,263,343	$1,980,767	$345,159	$161,424
Net assets acquired in Fund reorganization (See Note 9)	66,379	—	—	—
Distributions reinvested	437,623	250,389	25,985	2,254
Cost of shares redeemed	(2,608,344)	(2,307,254)	(138,314)	(32,884)

Change in net assets resulting from Class I capital transactions	$(840,999)	$(76,098)	$232,830	$130,794

Class R2
Proceeds from shares issued	$46,028	$52,791	$13,920	$3,523
Distributions reinvested	14,353	11,527	689	138
Cost of shares redeemed	(68,572)	(135,753)	(3,779)	(1,186)

Change in net assets resulting from Class R2 capital transactions	$(8,191)	$(71,435)	$10,830	$2,475

Class R3 (a)
Proceeds from shares issued	$5,967	$977	$—	$—
Distributions reinvested	198	2	—	—
Cost of shares redeemed	(985)	(43)	—	—

Change in net assets resulting from Class R3 capital transactions	$5,180	$936	$—	$—

Class R4 (a)
Proceeds from shares issued	$16,616	$429	$—	$—
Distributions reinvested	1,429	2	—	—
Cost of shares redeemed	(13,174)	— (b)	—	—

Change in net assets resulting from Class R4 capital transactions	$4,871	$431	$—	$—

Class R5
Proceeds from shares issued	$167,961	$143,031	$21,564	$6,133
Net assets acquired in Fund reorganization (See Note 9)	201,731	—	—	—
Distributions reinvested	99,180	94,629	1,993	376
Cost of shares redeemed	(578,359)	(790,295)	(9,689)	(1,640)

Change in net assets resulting from Class R5 capital transactions	$(109,487)	$(552,635)	$13,868	$4,869

Class R6
Proceeds from shares issued	$2,125,161	$678,429	$374,045	$31,638
Distributions reinvested	540,060	283,753	68,661	34,941
Cost of shares redeemed	(951,772)	(1,250,428)	(97,151)	(142,895)

Change in net assets resulting from Class R6 capital transactions	$1,713,449	$(288,246)	$345,555	$(76,316)

Total change in net assets resulting from capital transactions	$462,204	$(3,398,594)	$654,144	$184,252

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Large Cap Growth Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	12,491	18,686	8,302	11,164
Shares issued in connection with Fund reorganization (See Note 9)	1,736	—	—	—
Reinvested	8,728	9,494	1,278	436
Redeemed	(28,909)	(92,834)	(7,816)	(5,292)

Change in Class A Shares	(5,954)	(64,654)	1,764	6,308

Class C
Issued	2,540	1,492	2,535	2,276
Shares issued in connection with Fund reorganization (See Note 9)	460	—	—	—
Reinvested	2,073	1,450	319	72
Redeemed	(4,716)	(7,549)	(1,285)	(518)

Change in Class C Shares	357	(4,607)	1,569	1,830

Class I
Issued	30,824	56,465	22,191	10,803
Shares issued in connection with Fund reorganization (See Note 9)	1,807	—	—	—
Reinvested	12,149	7,786	1,706	153
Redeemed	(65,821)	(66,016)	(9,034)	(2,226)

Change in Class I Shares	(21,041)	(1,765)	14,863	8,730

Class R2
Issued	1,202	1,560	896	240
Reinvested	413	368	45	9
Redeemed	(1,769)	(3,925)	(244)	(83)

Change in Class R2 Shares	(154)	(1,997)	697	166

Class R3 (a)
Issued	154	27	—	—
Reinvested	6	— (b)	—	—
Redeemed	(25)	(1)	—	—

Change in Class R3 Shares	135	26	—	—

Class R4 (a)
Issued	414	11	—	—
Reinvested	40	— (b)	—	—
Redeemed	(327)	— (b)	—	—

Change in Class R4 Shares	127	11	—	—

Class R5
Issued	4,139	4,034	1,379	422
Shares issued in connection with Fund reorganization (See Note 9)	5,397	—	—	—
Reinvested	2,706	2,903	130	26
Redeemed	(14,647)	(22,615)	(628)	(112)

Change in Class R5 Shares	(2,405)	(15,678)	881	336

Class R6
Issued	52,207	19,262	24,088	2,234
Reinvested	14,648	8,668	4,491	2,394
Redeemed	(23,114)	(35,193)	(6,224)	(9,711)

Change in Class R6 Shares	43,741	(7,263)	22,355	(5,083)

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Large Cap Growth Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Equity Fund		JPMorgan U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$214,993	$312,657	$52,738	$94,963
Distributions reinvested	101,906	55,357	3,815	6,471
Cost of shares redeemed	(408,599)	(642,220)	(247,174)	(249,037)

Change in net assets resulting from Class A capital transactions	$(91,700)	$(274,206)	$(190,621)	$(147,603)

Class C
Proceeds from shares issued	$53,665	$72,492	$—	$—
Distributions reinvested	22,181	11,726	—	—
Cost of shares redeemed	(105,361)	(103,605)	—	—

Change in net assets resulting from Class C capital transactions	$(29,515)	$(19,387)	$—	$—

Class I
Proceeds from shares issued	$475,037	$400,093	$41,680	$74,063
Distributions reinvested	118,776	44,148	3,308	3,996
Cost of shares redeemed	(415,816)	(376,782)	(93,153)	(93,896)

Change in net assets resulting from Class I capital transactions	$177,997	$67,459	$(48,165)	$(15,837)

Class L
Proceeds from shares issued	$312,658	$711,757	$88,724	$142,337
Distributions reinvested	127,665	128,744	7,140	11,155
Cost of shares redeemed	(2,240,979)	(1,626,435)	(544,996)	(270,260)

Change in net assets resulting from Class L capital transactions	$(1,800,656)	$(785,934)	$(449,132)	$(116,768)

Class R2
Proceeds from shares issued	$41,736	$74,181	$—	$—
Distributions reinvested	19,822	8,162	—	—
Cost of shares redeemed	(67,632)	(57,260)	—	—

Change in net assets resulting from Class R2 capital transactions	$(6,074)	$25,083	$—	$—

Class R3 (a)
Proceeds from shares issued	$41,120	$25,371	$—	$—
Distributions reinvested	4,029	52	—	—
Cost of shares redeemed	(10,051)	(546)	—	—

Change in net assets resulting from Class R3 capital transactions	$35,098	$24,877	$—	$—

Class R4 (a)
Proceeds from shares issued	$10,245	$1,027	$—	$—
Distributions reinvested	504	3	—	—
Cost of shares redeemed	(1,318)	— (b)	—	—

Change in net assets resulting from Class R4 capital transactions	$9,431	$1,030	$—	$—

Class R5
Proceeds from shares issued	$119,546	$135,617	$—	$—
Distributions reinvested	70,680	36,284	—	—
Cost of shares redeemed	(181,128)	(313,018)	—	—

Change in net assets resulting from Class R5 capital transactions	$9,098	$(141,117)	$—	$—

Class R6
Proceeds from shares issued	$2,759,027	$1,524,765	$834,134	$709,194
Distributions reinvested	777,436	247,230	86,745	110,853
Cost of shares redeemed	(1,737,767)	(541,844)	(1,772,696)	(2,547,572)

Change in net assets resulting from Class R6 capital transactions	$1,798,696	$1,230,151	$(851,817)	$(1,727,525)

Total change in net assets resulting from capital transactions	$102,375	$127,956	$(1,539,735)	$(2,007,733)

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan U.S. Equity Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	JPMorgan U.S. Equity Fund		JPMorgan U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	13,038	20,933	1,931	4,005
Reinvested	6,310	3,752	139	270
Redeemed	(24,809)	(43,000)	(8,885)	(10,536)

Change in Class A Shares	(5,461)	(18,315)	(6,815)	(6,261)

Class C
Issued	3,347	4,975	—	—
Reinvested	1,416	820	—	—
Redeemed	(6,567)	(7,063)	—	—

Change in Class C Shares	(1,804)	(1,268)	—	—

Class I
Issued	28,752	26,126	1,498	3,033
Reinvested	7,333	2,981	119	164
Redeemed	(25,267)	(25,112)	(3,348)	(3,949)

Change in Class I Shares	10,818	3,995	(1,731)	(752)

Class L
Issued	18,949	47,022	3,285	5,950
Reinvested	7,871	8,680	259	460
Redeemed	(139,241)	(110,101)	(19,517)	(11,410)

Change in Class L Shares	(112,421)	(54,399)	(15,973)	(5,000)

Class R2
Issued	2,553	4,921	—	—
Reinvested	1,239	558	—	—
Redeemed	(4,154)	(3,877)	—	—

Change in Class R2 Shares	(362)	1,602	—	—

Class R3 (a)
Issued	2,508	1,621	—	—
Reinvested	250	3	—	—
Redeemed	(610)	(34)	—	—

Change in Class R3 Shares	2,148	1,590	—	—

Class R4 (a)
Issued	621	65	—	—
Reinvested	31	— (b)	—	—
Redeemed	(79)	— (b)	—	—

Change in Class R4 Shares	573	65	—	—

Class R5
Issued	7,233	9,015	—	—
Reinvested	4,355	2,445	—	—
Redeemed	(10,982)	(21,230)	—	—

Change in Class R5 Shares	606	(9,770)	—	—

Class R6
Issued	170,342	100,747	29,946	30,002
Reinvested	47,843	16,605	3,129	4,586
Redeemed	(103,956)	(36,062)	(62,298)	(108,600)

Change in Class R6 Shares	114,229	81,290	(29,223)	(74,012)

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan U.S. Equity Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Focus Fund
Class A
Year Ended June 30, 2018	$29.09	$0.08	$4.23	$4.31	$(0.01)	$(1.56)	$(1.57)
Year Ended June 30, 2017	23.73	(0.01)	5.70	5.69	(0.01)	(0.32)	(0.33)
Year Ended June 30, 2016	24.78	(0.01)	(0.38)	(0.39)	— (d)	(0.66)	(0.66)
Year Ended June 30, 2015	23.56	(0.02)	1.42	1.40	(0.02)	(0.16)	(0.18)
Year Ended June 30, 2014	19.18	(0.02)	4.86	4.84	—	(0.46)	(0.46)

Class C
Year Ended June 30, 2018	28.28	(0.08)	4.11	4.03	—	(1.56)	(1.56)
Year Ended June 30, 2017	23.18	(0.14)	5.56	5.42	—	(0.32)	(0.32)
Year Ended June 30, 2016	24.34	(0.13)	(0.37)	(0.50)	—	(0.66)	(0.66)
Year Ended June 30, 2015	23.24	(0.13)	1.39	1.26	—	(0.16)	(0.16)
Year Ended June 30, 2014	19.01	(0.15)	4.84	4.69	—	(0.46)	(0.46)

Class I
Year Ended June 30, 2018	29.34	0.16	4.27	4.43	(0.08)	(1.56)	(1.64)
Year Ended June 30, 2017	23.92	0.06	5.75	5.81	(0.07)	(0.32)	(0.39)
Year Ended June 30, 2016	24.95	0.06	(0.39)	(0.33)	(0.04)	(0.66)	(0.70)
Year Ended June 30, 2015	23.67	0.04	1.44	1.48	(0.04)	(0.16)	(0.20)
Year Ended June 30, 2014	19.22	0.04	4.87	4.91	— (d)	(0.46)	(0.46)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$31.83	15.02%	$4,077	1.11%	0.26%	1.31%	34%
29.09	24.09	3,362	1.17	(0.02)	1.37	84
23.73	(1.60)	1,937	1.24	(0.03)	1.55	45
24.78	5.98	1,452	1.24	(0.07)	1.42	52
23.56	25.43	423	1.24	(0.10)	2.11	76

30.75	14.45	3,017	1.61	(0.26)	1.80	34
28.28	23.49	3,331	1.66	(0.51)	1.86	84
23.18	(2.10)	1,268	1.74	(0.54)	1.96	45
24.34	5.44	873	1.74	(0.54)	1.93	52
23.24	24.86	133	1.74	(0.67)	2.82	76

32.13	15.31	246,276	0.86	0.52	1.03	34
29.34	24.43	180,151	0.92	0.23	1.10	84
23.92	(1.37)	136,284	0.99	0.24	1.11	45
24.95	6.26	81,179	0.99	0.15	1.12	52
23.67	25.75	72,064	0.99	0.19	1.51	76

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class A
Year Ended June 30, 2018	$15.67	$0.26	(e)	$1.29	$1.55	$(0.25)	$(0.15)	$(0.40)
Year Ended June 30, 2017	14.01	0.24	(e)	1.75	1.99	(0.24)	(0.09)	(0.33)
Year Ended June 30, 2016	13.77	0.25	(e)	0.35	0.60	(0.25)	(0.11)	(0.36)
Year Ended June 30, 2015	13.66	0.25		0.39	0.64	(0.25)	(0.28)	(0.53)
Year Ended June 30, 2014	11.62	0.21	(e)	2.26	2.47	(0.21)	(0.22)	(0.43)

Class C
Year Ended June 30, 2018	15.41	0.17	(e)	1.26	1.43	(0.19)	(0.15)	(0.34)
Year Ended June 30, 2017	13.80	0.16	(e)	1.72	1.88	(0.18)	(0.09)	(0.27)
Year Ended June 30, 2016	13.58	0.18	(e)	0.35	0.53	(0.20)	(0.11)	(0.31)
Year Ended June 30, 2015	13.49	0.18		0.38	0.56	(0.19)	(0.28)	(0.47)
Year Ended June 30, 2014	11.49	0.15	(e)	2.23	2.38	(0.16)	(0.22)	(0.38)

Class I
Year Ended June 30, 2018	15.92	0.31	(e)	1.31	1.62	(0.29)	(0.15)	(0.44)
Year Ended June 30, 2017	14.23	0.28	(e)	1.77	2.05	(0.27)	(0.09)	(0.36)
Year Ended June 30, 2016	13.97	0.28	(e)	0.37	0.65	(0.28)	(0.11)	(0.39)
Year Ended June 30, 2015	13.85	0.29		0.40	0.69	(0.29)	(0.28)	(0.57)
Year Ended June 30, 2014	11.77	0.25	(e)	2.29	2.54	(0.24)	(0.22)	(0.46)

Class R2
Year Ended June 30, 2018	15.62	0.21	(e)	1.28	1.49	(0.22)	(0.15)	(0.37)
Year Ended June 30, 2017	13.97	0.20	(e)	1.75	1.95	(0.21)	(0.09)	(0.30)
Year Ended June 30, 2016	13.74	0.21	(e)	0.35	0.56	(0.22)	(0.11)	(0.33)
Year Ended June 30, 2015	13.64	0.22		0.39	0.61	(0.23)	(0.28)	(0.51)
Year Ended June 30, 2014	11.61	0.18	(e)	2.25	2.43	(0.18)	(0.22)	(0.40)

Class R3
Year Ended June 30, 2018	15.66	0.27	(e)	1.27	1.54	(0.25)	(0.15)	(0.40)
September 9, 2016 (f) through June 30, 2017	14.06	0.19	(e)	1.71	1.90	(0.21)	(0.09)	(0.30)

Class R4
Year Ended June 30, 2018	15.92	0.32	(e)	1.29	1.61	(0.29)	(0.15)	(0.44)
September 9, 2016 (f) through June 30, 2017	14.28	0.29	(e)	1.67	1.96	(0.23)	(0.09)	(0.32)

Class R5
Year Ended June 30, 2018	15.93	0.34	(e)	1.30	1.64	(0.31)	(0.15)	(0.46)
Year Ended June 30, 2017	14.23	0.31	(e)	1.78	2.09	(0.30)	(0.09)	(0.39)
Year Ended June 30, 2016	13.98	0.31	(e)	0.35	0.66	(0.30)	(0.11)	(0.41)
Year Ended June 30, 2015	13.85	0.31		0.41	0.72	(0.31)	(0.28)	(0.59)
Year Ended June 30, 2014	11.78	0.27	(e)	2.29	2.56	(0.27)	(0.22)	(0.49)

Class R6
Year Ended June 30, 2018	15.92	0.35	(e)	1.31	1.66	(0.33)	(0.15)	(0.48)
Year Ended June 30, 2017	14.22	0.32	(e)	1.78	2.10	(0.31)	(0.09)	(0.40)
Year Ended June 30, 2016	13.97	0.33	(e)	0.34	0.67	(0.31)	(0.11)	(0.42)
Year Ended June 30, 2015	13.84	0.33		0.40	0.73	(0.32)	(0.28)	(0.60)
Year Ended June 30, 2014	11.77	0.28	(e)	2.28	2.56	(0.27)	(0.22)	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.82	9.94%	$3,022,879	1.00%	1.55%	1.01%	20%
15.67	14.34	3,176,361	1.04	1.59	1.08	14
14.01	4.45	3,370,383	1.04	1.83	1.11	20
13.77	4.71	3,014,937	1.04	1.83	1.09	22
13.66	21.60	2,360,750	1.04	1.68	1.06	20

16.50	9.35	1,303,731	1.50	1.05	1.50	20
15.41	13.74	1,385,115	1.54	1.09	1.55	14
13.80	4.01	1,304,007	1.54	1.33	1.58	20
13.58	4.18	1,160,002	1.54	1.32	1.56	22
13.49	20.95	805,494	1.54	1.19	1.56	20

17.10	10.22	6,320,979	0.74	1.81	0.75	20
15.92	14.57	6,542,906	0.78	1.84	0.79	14
14.23	4.75	4,679,200	0.79	2.07	0.81	20
13.97	4.96	4,639,250	0.79	2.08	0.80	22
13.85	21.94	3,467,542	0.79	1.92	0.81	20

16.74	9.59	80,330	1.26	1.29	1.26	20
15.62	14.08	87,437	1.29	1.34	1.39	14
13.97	4.20	77,230	1.29	1.59	1.45	20
13.74	4.44	56,522	1.29	1.59	1.39	22
13.64	21.27	28,733	1.29	1.44	1.31	20

16.80	9.90	91,267	0.99	1.61	0.99	20
15.66	13.62	25,209	1.03	1.55	1.05	14

17.09	10.18	23,451	0.74	1.90	0.75	20
15.92	13.85	1,340	0.78	2.28	0.83	14

17.11	10.38	1,097,476	0.59	1.98	0.60	20
15.93	14.84	912,746	0.58	2.05	0.63	14
14.23	4.89	722,424	0.59	2.28	0.64	20
13.98	5.23	520,660	0.59	2.27	0.63	22
13.85	22.06	307,700	0.59	2.11	0.61	20

17.10	10.49	5,314,382	0.49	2.08	0.50	20
15.92	14.95	2,821,798	0.50	2.13	0.50	14
14.22	4.98	1,913,077	0.50	2.43	0.50	20
13.97	5.31	861,809	0.51	2.35	0.51	22
13.84	22.14	551,378	0.54	2.20	0.56	20

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth and Income Fund
Class A
Year Ended June 30, 2018	$46.85	$0.64	$4.98	$5.62	$(0.62)	$(2.08)	$(2.70)
Year Ended June 30, 2017	42.75	0.57	6.31	6.88	(0.57)	(2.21)	(2.78)
Year Ended June 30, 2016	45.46	0.59	(0.27)	0.32	(0.55)	(2.48)	(3.03)
Year Ended June 30, 2015	44.70	0.59	1.72	2.31	(0.56)	(0.99)	(1.55)
Year Ended June 30, 2014	36.53	0.47	8.17	8.64	(0.47)	—	(0.47)

Class C
Year Ended June 30, 2018	42.54	0.35	4.51	4.86	(0.41)	(2.08)	(2.49)
Year Ended June 30, 2017	39.07	0.31	5.76	6.07	(0.39)	(2.21)	(2.60)
Year Ended June 30, 2016	41.83	0.35	(0.25)	0.10	(0.38)	(2.48)	(2.86)
Year Ended June 30, 2015	41.31	0.32	1.59	1.91	(0.40)	(0.99)	(1.39)
Year Ended June 30, 2014	33.83	0.25	7.55	7.80	(0.32)	—	(0.32)

Class I
Year Ended June 30, 2018	49.21	0.81	5.21	6.02	(0.74)	(2.08)	(2.82)
Year Ended June 30, 2017	44.77	0.72	6.62	7.34	(0.69)	(2.21)	(2.90)
Year Ended June 30, 2016	47.45	0.73	(0.27)	0.46	(0.66)	(2.48)	(3.14)
Year Ended June 30, 2015	46.58	0.73	1.79	2.52	(0.66)	(0.99)	(1.65)
Year Ended June 30, 2014	38.03	0.58	8.52	9.10	(0.55)	—	(0.55)

Class R2
Year Ended June 30, 2018	47.06	0.53	4.99	5.52	(0.52)	(2.08)	(2.60)
Year Ended June 30, 2017	42.94	0.46	6.33	6.79	(0.46)	(2.21)	(2.67)
November 2, 2015 (f) through June 30, 2016	45.92	0.40	(0.70)	(0.30)	(0.20)	(2.48)	(2.68)

Class R3
July 31, 2017 (f) through June 30, 2018	49.99	0.68	4.46	5.14	(0.64)	(2.08)	(2.72)

Class R4
July 31, 2017 (f) through June 30, 2018	49.99	0.79	4.46	5.25	(0.75)	(2.08)	(2.83)

Class R5
Year Ended June 30, 2018	49.50	0.91	5.23	6.14	(0.82)	(2.08)	(2.90)
Year Ended June 30, 2017	45.01	0.83	6.65	7.48	(0.78)	(2.21)	(2.99)
November 2, 2015 (f) through June 30, 2016	47.95	0.62	(0.73)	(0.11)	(0.35)	(2.48)	(2.83)

Class R6
Year Ended June 30, 2018	49.50	1.04	5.16	6.20	(0.87)	(2.08)	(2.95)
Year Ended June 30, 2017	45.01	0.81	6.69	7.50	(0.80)	(2.21)	(3.01)
November 2, 2015 (f) through June 30, 2016	47.95	0.63	(0.72)	(0.09)	(0.37)	(2.48)	(2.85)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$49.77	12.04%	$476,090	0.97%	1.29%	1.08%	32%
46.85	16.34	445,078	1.03	1.26	1.10	28
42.75	1.02	422,151	1.06	1.38	1.13	39
45.46	5.24	434,573	1.10	1.30	1.10	39
44.70	23.74	419,465	1.13	1.16	1.15	42

44.91	11.45	23,034	1.47	0.77	1.55	32
42.54	15.76	28,290	1.53	0.76	1.59	28
39.07	0.54	25,541	1.56	0.89	1.62	39
41.83	4.68	24,647	1.62	0.77	1.63	39
41.31	23.12	14,619	1.64	0.66	1.65	42

52.41	12.29	77,737	0.72	1.55	0.79	32
49.21	16.64	64,148	0.78	1.50	0.83	28
44.77	1.28	40,068	0.81	1.64	0.86	39
47.45	5.48	36,099	0.88	1.53	0.88	39
46.58	24.05	27,124	0.89	1.39	0.90	42

49.98	11.76	41	1.21	1.06	1.49	32
47.06	16.04	23	1.28	1.01	2.06	28
42.94	(0.40)	20	1.28	1.44	3.72	39

52.41	10.33	22	0.94	1.42	1.12	32

52.41	10.56	22	0.71	1.64	0.87	32

52.74	12.48	43	0.55	1.72	0.80	32
49.50	16.88	37	0.59	1.72	1.23	28
45.01	0.05	20	0.59	2.14	3.02	39

52.75	12.59	33,774	0.44	1.95	0.52	32
49.50	16.94	2,129	0.53	1.66	0.55	28
45.01	0.08	20	0.53	2.19	2.96	39

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
JPMorgan Hedged Equity Fund
Class A
Year Ended June 30, 2018	$18.24	$0.18	(e)	$1.15	$1.33	$(0.14)	$—	$(0.14)
Year Ended June 30, 2017	16.23	0.19	(e)	2.01	2.20	(0.19)	—	(0.19)
Year Ended June 30, 2016	16.47	0.20	(e)	(0.28)	(0.08)	(0.16)	—	(0.16)
Year Ended June 30, 2015	15.74	0.19	(e)	0.67	0.86	(0.13)	—	(0.13)
December 13, 2013 (g) through June 30, 2014	15.00	0.07		0.84	0.91	(0.07)	(0.10)	(0.17)

Class C
Year Ended June 30, 2018	18.16	0.08	(e)	1.15	1.23	(0.06)	—	(0.06)
Year Ended June 30, 2017	16.17	0.10	(e)	2.01	2.11	(0.12)	—	(0.12)
Year Ended June 30, 2016	16.43	0.13	(e)	(0.29)	(0.16)	(0.10)	—	(0.10)
Year Ended June 30, 2015	15.76	0.10	(e)	0.67	0.77	(0.10)	—	(0.10)
December 13, 2013 (g) through June 30, 2014	15.00	0.05		0.83	0.88	(0.02)	(0.10)	(0.12)

Class I
Year Ended June 30, 2018	18.27	0.23	(e)	1.16	1.39	(0.19)	—	(0.19)
Year Ended June 30, 2017	16.26	0.23	(e)	2.01	2.24	(0.23)	—	(0.23)
Year Ended June 30, 2016	16.50	0.25	(e)	(0.28)	(0.03)	(0.21)	—	(0.21)
Year Ended June 30, 2015	15.76	0.23	(e)	0.66	0.89	(0.15)	—	(0.15)
December 13, 2013 (g) through June 30, 2014	15.00	0.10		0.84	0.94	(0.08)	(0.10)	(0.18)

Class R5
Year Ended June 30, 2018	18.30	0.26	(e)	1.16	1.42	(0.22)	—	(0.22)
Year Ended June 30, 2017	16.28	0.26	(e)	2.02	2.28	(0.26)	—	(0.26)
Year Ended June 30, 2016	16.51	0.24	(e)	(0.24)	— (h)	(0.23)	—	(0.23)
Year Ended June 30, 2015	15.76	0.26	(e)	0.66	0.92	(0.17)	—	(0.17)
December 13, 2013 (g) through June 30, 2014	15.00	0.13		0.82	0.95	(0.09)	(0.10)	(0.19)

Class R6
Year Ended June 30, 2018	18.29	0.27	(e)	1.16	1.43	(0.23)	—	(0.23)
Year Ended June 30, 2017	16.28	0.25	(e)	2.03	2.28	(0.27)	—	(0.27)
Year Ended June 30, 2016	16.52	0.27	(e)	(0.27)	— (h)	(0.24)	—	(0.24)
Year Ended June 30, 2015	15.76	0.27	(e)	0.67	0.94	(0.18)	—	(0.18)
December 13, 2013 (g) through June 30, 2014	15.00	0.13		0.83	0.96	(0.10)	(0.10)	(0.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2015 and for the period ended June 30, 2014.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$19.43	7.33%	$277,898	0.84%		0.92%		0.87%		44%
18.24	13.60	133,789	0.84		1.06		1.05		31
16.23	(0.43)	71,417	0.85		1.27		1.11		57
16.47	5.45	93,007	0.85	(f)	1.14	(f)	1.21	(f)	42
15.74	6.11	569	0.85	(f)	0.96	(f)	16.65	(f)	36

19.33	6.79	81,030	1.34		0.42		1.38		44
18.16	13.07	29,168	1.34		0.55		1.45		31
16.17	(0.95)	9,867	1.35		0.80		1.52		57
16.43	4.85	3,405	1.35	(f)	0.59	(f)	1.65	(f)	42
15.76	5.87	53	1.35	(f)	0.56	(f)	10.04	(f)	36

19.47	7.63	1,947,444	0.59		1.17		0.62		44
18.27	13.86	597,013	0.59		1.30		0.69		31
16.26	(0.17)	158,820	0.60		1.54		0.74		57
16.50	5.66	105,397	0.60	(f)	1.39	(f)	0.91	(f)	42
15.76	6.28	4,307	0.60	(f)	1.30	(f)	9.91	(f)	36

19.50	7.81	123	0.39		1.37		0.67		44
18.30	14.10	37	0.40		1.51		1.08		31
16.28	0.07	25	0.40		1.49		2.16		57
16.51	5.86	442	0.40	(f)	1.58	(f)	0.82	(f)	42
15.76	6.37	53	0.40	(f)	1.51	(f)	9.10	(f)	36

19.49	7.87	121,897	0.34		1.42		0.42		44
18.29	14.09	3,289	0.34		1.41		0.42		31
16.28	0.07	74	0.35		1.66		1.40		57
16.52	5.96	443	0.35	(f)	1.63	(f)	0.77	(f)	42
15.76	6.39	53	0.35	(f)	1.56	(f)	9.05	(f)	36

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Large Cap Growth Fund
Class A
Year Ended June 30, 2018	$38.23	$(0.10)	$9.92	$9.82	$(5.61)
Year Ended June 30, 2017	32.93	(0.07)	8.51	8.44	(3.14)
Year Ended June 30, 2016	36.82	(0.06)	(2.23)	(2.29)	(1.60)
Year Ended June 30, 2015	32.49	(0.10)	5.05	4.95	(0.62)
Year Ended June 30, 2014	26.01	(0.10)	6.58	6.48	—

Class C
Year Ended June 30, 2018	31.95	(0.25)	8.11	7.86	(5.61)
Year Ended June 30, 2017	28.15	(0.20)	7.14	6.94	(3.14)
Year Ended June 30, 2016	31.86	(0.20)	(1.91)	(2.11)	(1.60)
Year Ended June 30, 2015	28.33	(0.24)	4.39	4.15	(0.62)
Year Ended June 30, 2014	22.79	(0.22)	5.76	5.54	—

Class I
Year Ended June 30, 2018	38.47	(0.01)	10.01	10.00	(5.61)
Year Ended June 30, 2017	33.08	(0.02)	8.55	8.53	(3.14)
Year Ended June 30, 2016	36.92	(0.01)	(2.23)	(2.24)	(1.60)
Year Ended June 30, 2015	32.52	(0.04)	5.06	5.02	(0.62)
Year Ended June 30, 2014	25.99	(0.05)	6.58	6.53	—

Class R2
Year Ended June 30, 2018	37.33	(0.20)	9.65	9.45	(5.61)
Year Ended June 30, 2017	32.31	(0.16)	8.32	8.16	(3.14)
Year Ended June 30, 2016	36.24	(0.15)	(2.18)	(2.33)	(1.60)
Year Ended June 30, 2015	32.07	(0.18)	4.97	4.79	(0.62)
Year Ended June 30, 2014	25.74	(0.18)	6.51	6.33	—

Class R3
Year Ended June 30, 2018	38.39	(0.08)	9.94	9.86	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	(0.06)	7.62	7.56	(3.14)

Class R4
Year Ended June 30, 2018	38.47	0.01	9.98	9.99	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	0.04	7.60	7.64	(3.14)

Class R5
Year Ended June 30, 2018	39.04	0.06	10.16	10.22	(5.61)
Year Ended June 30, 2017	33.46	0.05	8.67	8.72	(3.14)
Year Ended June 30, 2016	37.25	0.06	(2.25)	(2.19)	(1.60)
Year Ended June 30, 2015	32.75	0.03	5.09	5.12	(0.62)
Year Ended June 30, 2014	26.12	0.01	6.62	6.63	—

Class R6
Year Ended June 30, 2018	39.23	0.10	10.23	10.33	(5.61)
Year Ended June 30, 2017	33.58	0.09	8.70	8.79	(3.14)
Year Ended June 30, 2016	37.34	0.10	(2.26)	(2.16)	(1.60)
Year Ended June 30, 2015	32.80	0.06	5.10	5.16	(0.62)
Year Ended June 30, 2014	26.15	0.02	6.63	6.65	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$42.44	28.45%	$2,481,816	0.97%	(0.25)%	1.11%	24%
38.23	27.50	2,462,957	1.05	(0.19)	1.25	22
32.93	(6.45)	4,251,242	1.04	(0.17)	1.27	43
36.82	15.40	4,670,460	1.06	(0.28)	1.21	19
32.49	24.91	5,044,428	1.10	(0.34)	1.19	39

34.20	27.83	534,199	1.47	(0.75)	1.60	24
31.95	26.79	487,702	1.55	(0.69)	1.67	22
28.15	(6.90)	559,238	1.55	(0.67)	1.69	43
31.86	14.83	600,404	1.56	(0.78)	1.68	19
28.33	24.31	523,972	1.59	(0.85)	1.69	39

42.86	28.77	4,413,908	0.74	(0.03)	0.85	24
38.47	27.65	4,771,428	0.89	(0.05)	0.90	22
33.08	(6.29)	4,161,010	0.89	(0.04)	0.93	43
36.92	15.60	5,515,626	0.90	(0.12)	0.92	19
32.52	25.13	5,037,737	0.93	(0.18)	0.94	39

41.17	28.11	156,775	1.24	(0.52)	1.35	24
37.33	27.14	147,902	1.31	(0.46)	1.47	22
32.31	(6.67)	192,560	1.30	(0.43)	1.55	43
36.24	15.10	242,550	1.31	(0.53)	1.49	19
32.07	24.59	222,421	1.35	(0.60)	1.44	39

42.64	28.43	6,865	0.96	(0.21)	1.10	24
38.39	24.05	992	1.12	(0.20)	1.20	22

42.85	28.74	5,930	0.73	0.02	0.85	24
38.47	24.31	440	0.89	0.12	1.07	22

43.65	28.93	788,766	0.59	0.14	0.70	24
39.04	27.92	799,190	0.70	0.15	0.72	22
33.46	(6.10)	1,209,521	0.69	0.17	0.73	43
37.25	15.80	1,394,419	0.70	0.08	0.74	19
32.75	25.38	1,400,112	0.73	0.02	0.74	39

43.95	29.08	5,962,328	0.48	0.24	0.60	24
39.23	28.03	3,606,093	0.60	0.25	0.60	22
33.58	(6.00)	3,330,565	0.60	0.28	0.60	43
37.34	15.90	3,220,191	0.62	0.17	0.62	19
32.80	25.43	2,709,590	0.68	0.07	0.69	39

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Year Ended June 30, 2018	$15.48	$0.15	$0.89	$1.04	$(0.13)	$(1.28)	$(1.41)
Year Ended June 30, 2017	12.71	0.15	3.42	3.57	(0.14)	(0.66)	(0.80)
Year Ended June 30, 2016	15.02	0.17	(0.59)	(0.42)	(0.16)	(1.73)	(1.89)
Year Ended June 30, 2015	16.63	0.17	0.94	1.11	(0.17)	(2.55)	(2.72)
Year Ended June 30, 2014	13.99	0.17	3.16	3.33	(0.18)	(0.51)	(0.69)

Class C
Year Ended June 30, 2018	14.93	0.06	0.86	0.92	(0.06)	(1.28)	(1.34)
Year Ended June 30, 2017	12.30	0.07	3.30	3.37	(0.08)	(0.66)	(0.74)
Year Ended June 30, 2016	14.60	0.10	(0.58)	(0.48)	(0.09)	(1.73)	(1.82)
Year Ended June 30, 2015	16.25	0.08	0.92	1.00	(0.10)	(2.55)	(2.65)
Year Ended June 30, 2014	13.70	0.09	3.08	3.17	(0.11)	(0.51)	(0.62)

Class I
Year Ended June 30, 2018	15.24	0.18	0.87	1.05	(0.16)	(1.28)	(1.44)
Year Ended June 30, 2017	12.53	0.17	3.37	3.54	(0.17)	(0.66)	(0.83)
Year Ended June 30, 2016	14.79	0.15	(0.54)	(0.39)	(0.14)	(1.73)	(1.87)
Year Ended June 30, 2015	16.42	0.19	0.92	1.11	(0.19)	(2.55)	(2.74)
Year Ended June 30, 2014	13.82	0.19	3.11	3.30	(0.19)	(0.51)	(0.70)

Class R2
Year Ended June 30, 2018	15.39	0.11	0.86	0.97	(0.09)	(1.28)	(1.37)
Year Ended June 30, 2017	12.64	0.10	3.41	3.51	(0.10)	(0.66)	(0.76)
Year Ended June 30, 2016	14.96	0.14	(0.60)	(0.46)	(0.13)	(1.73)	(1.86)
Year Ended June 30, 2015	16.58	0.13	0.94	1.07	(0.14)	(2.55)	(2.69)
Year Ended June 30, 2014	13.95	0.13	3.14	3.27	(0.13)	(0.51)	(0.64)

Class R5
Year Ended June 30, 2018	15.37	0.21	0.88	1.09	(0.19)	(1.28)	(1.47)
Year Ended June 30, 2017	12.63	0.20	3.39	3.59	(0.19)	(0.66)	(0.85)
Year Ended June 30, 2016	14.93	0.21	(0.58)	(0.37)	(0.20)	(1.73)	(1.93)
Year Ended June 30, 2015	16.54	0.22	0.94	1.16	(0.22)	(2.55)	(2.77)
Year Ended June 30, 2014	13.92	0.19	3.16	3.35	(0.22)	(0.51)	(0.73)

Class R6
Year Ended June 30, 2018	15.28	0.22	0.88	1.10	(0.20)	(1.28)	(1.48)
Year Ended June 30, 2017	12.56	0.20	3.38	3.58	(0.20)	(0.66)	(0.86)
Year Ended June 30, 2016	14.86	0.24	(0.60)	(0.36)	(0.21)	(1.73)	(1.94)
Year Ended June 30, 2015	16.48	0.25	0.91	1.16	(0.23)	(2.55)	(2.78)
Year Ended June 30, 2014	13.87	0.22	3.13	3.35	(0.23)	(0.51)	(0.74)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$15.11	6.52%	$236,470	0.93%	0.92%	1.04%	130%
15.48	28.47	215,017	0.92	1.01	1.08	145
12.71	(2.51)	96,373	0.93	1.27	1.12	219
15.02	7.44	93,078	0.93	1.07	1.05	143
16.63	24.46	92,161	0.93	1.11	1.06	168

14.51	5.94	69,445	1.44	0.42	1.52	130
14.93	27.72	48,028	1.44	0.50	1.57	145
12.30	(2.98)	17,041	1.45	0.75	1.62	219
14.60	6.88	14,307	1.45	0.55	1.55	143
16.25	23.78	11,646	1.44	0.59	1.56	168

14.85	6.74	378,058	0.70	1.19	0.77	130
15.24	28.61	161,494	0.79	1.15	0.80	145
12.53	(2.34)	23,373	0.77	1.07	0.77	219
14.79	7.56	634,301	0.77	1.22	0.77	143
16.42	24.62	662,936	0.79	1.24	0.80	168

14.99	6.14	17,046	1.21	0.68	1.30	130
15.39	28.11	6,775	1.23	0.71	1.43	145
12.64	(2.78)	3,462	1.20	1.05	1.57	219
14.96	7.21	1,074	1.20	0.82	1.40	143
16.58	24.07	455	1.20	0.83	1.30	168

14.99	6.90	23,166	0.55	1.33	0.63	130
15.37	28.82	10,218	0.59	1.35	0.62	145
12.63	(2.15)	4,155	0.59	1.52	0.60	219
14.93	7.83	4,443	0.58	1.41	0.59	143
16.54	24.81	4,433	0.57	1.30	0.59	168

14.90	7.04	928,167	0.46	1.41	0.52	130
15.28	28.90	610,732	0.51	1.43	0.52	145
12.56	(2.06)	565,542	0.51	1.90	0.52	219
14.86	7.85	4,145	0.53	1.54	0.53	143
16.48	24.89	50,923	0.54	1.48	0.55	168

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investment	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class A
Year Ended June 30, 2018	$15.80	$0.11	(e)	$1.94	$2.05	$(0.11)	$(1.26)	$(1.37)
Year Ended June 30, 2017	13.76	0.11	(e)	2.57	2.68	(0.11)	(0.53)	(0.64)
Year Ended June 30, 2016	14.75	0.12	(e)	(0.30)	(0.18)	(0.11)	(0.70)	(0.81)
Year Ended June 30, 2015	14.92	0.13		1.10	1.23	(0.13)	(1.27)	(1.40)
Year Ended June 30, 2014	12.80	0.11	(e)	3.09	3.20	(0.11)	(0.97)	(1.08)

Class C
Year Ended June 30, 2018	15.37	0.03	(e)	1.89	1.92	(0.04)	(1.26)	(1.30)
Year Ended June 30, 2017	13.41	0.04	(e)	2.49	2.53	(0.04)	(0.53)	(0.57)
Year Ended June 30, 2016	14.40	0.05	(e)	(0.30)	(0.25)	(0.04)	(0.70)	(0.74)
Year Ended June 30, 2015	14.61	0.07		1.06	1.13	(0.07)	(1.27)	(1.34)
Year Ended June 30, 2014	12.56	0.04	(e)	3.03	3.07	(0.05)	(0.97)	(1.02)

Class I
Year Ended June 30, 2018	15.83	0.15	(e)	1.94	2.09	(0.15)	(1.26)	(1.41)
Year Ended June 30, 2017	13.79	0.14	(e)	2.57	2.71	(0.14)	(0.53)	(0.67)
Year Ended June 30, 2016	14.78	0.13	(e)	(0.29)	(0.16)	(0.13)	(0.70)	(0.83)
Year Ended June 30, 2015	14.94	0.16		1.11	1.27	(0.16)	(1.27)	(1.43)
Year Ended June 30, 2014	12.80	0.13	(e)	3.10	3.23	(0.12)	(0.97)	(1.09)

Class L
Year Ended June 30, 2018	15.85	0.17	(e)	1.94	2.11	(0.17)	(1.26)	(1.43)
Year Ended June 30, 2017	13.80	0.16	(e)	2.58	2.74	(0.16)	(0.53)	(0.69)
Year Ended June 30, 2016	14.79	0.16	(e)	(0.30)	(0.14)	(0.15)	(0.70)	(0.85)
Year Ended June 30, 2015	14.96	0.19		1.09	1.28	(0.18)	(1.27)	(1.45)
Year Ended June 30, 2014	12.82	0.16	(e)	3.10	3.26	(0.15)	(0.97)	(1.12)

Class R2
Year Ended June 30, 2018	15.68	0.07	(e)	1.92	1.99	(0.07)	(1.26)	(1.33)
Year Ended June 30, 2017	13.66	0.07	(e)	2.55	2.62	(0.07)	(0.53)	(0.60)
Year Ended June 30, 2016	14.66	0.08	(e)	(0.31)	(0.23)	(0.07)	(0.70)	(0.77)
Year Ended June 30, 2015	14.84	0.10		1.09	1.19	(0.10)	(1.27)	(1.37)
Year Ended June 30, 2014	12.74	0.07	(e)	3.08	3.15	(0.08)	(0.97)	(1.05)

Class R3
Year Ended June 30, 2018	15.76	0.11	(e)	1.93	2.04	(0.11)	(1.26)	(1.37)
September 9, 2016 (f) through June 30, 2017	14.11	0.08	(e)	2.24	2.32	(0.14)	(0.53)	(0.67)

Class R4
Year Ended June 30, 2018	15.82	0.16	(e)	1.93	2.09	(0.15)	(1.26)	(1.41)
September 9, 2016 (f) through June 30, 2017	14.15	0.13	(e)	2.22	2.35	(0.15)	(0.53)	(0.68)

Class R5
Year Ended June 30, 2018	15.85	0.18	(e)	1.95	2.13	(0.18)	(1.26)	(1.44)
Year Ended June 30, 2017	13.81	0.17	(e)	2.57	2.74	(0.17)	(0.53)	(0.70)
Year Ended June 30, 2016	14.80	0.18	(e)	(0.31)	(0.13)	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2015	14.96	0.19		1.11	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.82	0.16	(e)	3.11	3.27	(0.16)	(0.97)	(1.13)

Class R6
Year Ended June 30, 2018	15.87	0.19	(e)	1.95	2.14	(0.19)	(1.26)	(1.45)
Year Ended June 30, 2017	13.82	0.18	(e)	2.58	2.76	(0.18)	(0.53)	(0.71)
Year Ended June 30, 2016	14.82	0.18	(e)	(0.31)	(0.13)	(0.17)	(0.70)	(0.87)
Year Ended June 30, 2015	14.98	0.20		1.10	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.83	0.17	(e)	3.11	3.28	(0.16)	(0.97)	(1.13)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.48	13.20%	$1,340,858	0.94%	0.69%	1.01%	97%
15.80	19.86	1,371,821	0.94	0.75	1.10	86
13.76	(1.15)	1,446,878	0.94	0.85	1.14	83
14.75	8.70	1,399,208	0.95	0.92	1.10	79
14.92	25.90	1,172,752	0.97	0.77	1.05	73

15.99	12.66	302,297	1.44	0.19	1.50	97
15.37	19.23	318,369	1.44	0.25	1.55	86
13.41	(1.66)	294,744	1.44	0.35	1.59	83
14.40	8.15	253,608	1.45	0.41	1.57	79
14.61	25.30	175,265	1.47	0.28	1.55	73

16.51	13.44	1,521,535	0.71	0.92	0.75	97
15.83	20.05	1,287,300	0.76	0.93	0.81	86
13.79	(1.00)	1,066,145	0.76	0.94	0.81	83
14.78	8.92	2,375,538	0.77	1.08	0.79	79
14.94	26.21	2,288,734	0.79	0.94	0.80	73

16.53	13.56	1,679,995	0.57	1.05	0.60	97
15.85	20.27	3,391,256	0.61	1.07	0.67	86
13.80	(0.83)	3,704,104	0.61	1.18	0.68	83
14.79	9.01	4,932,896	0.62	1.25	0.66	79
14.96	26.41	4,178,050	0.64	1.12	0.65	73

16.34	12.88	265,675	1.21	0.42	1.25	97
15.68	19.58	260,589	1.20	0.48	1.40	86
13.66	(1.47)	205,224	1.19	0.60	1.48	83
14.66	8.45	178,272	1.20	0.67	1.41	79
14.84	25.61	126,549	1.22	0.53	1.30	73

16.43	13.18	61,413	0.95	0.69	1.00	97
15.76	16.83	25,050	1.00	0.67	1.03	86

16.50	13.48	10,531	0.70	0.94	0.75	97
15.82	16.99	1,030	0.75	1.03	0.81	86

16.54	13.66	938,744	0.54	1.08	0.60	97
15.85	20.24	890,105	0.56	1.12	0.62	86
13.81	(0.77)	910,033	0.56	1.27	0.63	83
14.80	9.13	496,102	0.57	1.30	0.62	79
14.96	26.45	441,628	0.59	1.16	0.60	73

16.56	13.75	8,937,049	0.46	1.17	0.50	97
15.87	20.37	6,751,473	0.50	1.19	0.50	86
13.82	(0.78)	4,755,359	0.50	1.33	0.50	83
14.82	9.17	2,976,379	0.51	1.35	0.52	79
14.98	26.57	2,392,416	0.54	1.21	0.55	73

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
Class A
Year Ended June 30, 2018	$25.40	$0.31	$2.96	$3.27	$(0.30)	$—	$—	$(0.30)
Year Ended June 30, 2017	21.74	0.28	3.72	4.00	(0.32)	—	(0.02)	(0.34)
Year Ended June 30, 2016	23.99	0.26	(1.32)	(1.06)	(0.22)	(0.97)	—	(1.19)
Year Ended June 30, 2015	23.73	0.20	1.85	2.05	(0.19)	(1.60)	—	(1.79)
Year Ended June 30, 2014	20.27	0.23	4.79	5.02	(0.21)	(1.35)	—	(1.56)

Class I
Year Ended June 30, 2018	25.62	0.39	2.98	3.37	(0.38)	—	—	(0.38)
Year Ended June 30, 2017	21.92	0.35	3.76	4.11	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.18	0.32	(1.34)	(1.02)	(0.27)	(0.97)	—	(1.24)
Year Ended June 30, 2015	23.88	0.26	1.87	2.13	(0.23)	(1.60)	—	(1.83)
Year Ended June 30, 2014	20.39	0.28	4.82	5.10	(0.26)	(1.35)	—	(1.61)

Class L
Year Ended June 30, 2018	25.58	0.38	2.98	3.36	(0.37)	—	—	(0.37)
Year Ended June 30, 2017	21.89	0.35	3.75	4.10	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.15	0.35	(1.33)	(0.98)	(0.31)	(0.97)	—	(1.28)
Year Ended June 30, 2015	23.85	0.29	1.89	2.18	(0.28)	(1.60)	—	(1.88)
Year Ended June 30, 2014	20.36	0.32	4.81	5.13	(0.29)	(1.35)	—	(1.64)

Class R6
Year Ended June 30, 2018	25.59	0.41	2.97	3.38	(0.40)	—	—	(0.40)
Year Ended June 30, 2017	21.90	0.38	3.75	4.13	(0.42)	—	(0.02)	(0.44)
Year Ended June 30, 2016	24.16	0.37	(1.33)	(0.96)	(0.33)	(0.97)	—	(1.30)
Year Ended June 30, 2015	23.85	0.32	1.89	2.21	(0.30)	(1.60)	—	(1.90)
Year Ended June 30, 2014	20.36	0.34	4.81	5.15	(0.31)	(1.35)	—	(1.66)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$28.37	12.92%	$278,766	0.60%	1.13%	0.85%	45%
25.40	18.52	422,719	0.69	1.19	0.96	40
21.74	(4.30)	497,934	0.85	1.20	1.02	122
23.99	9.04	483,296	0.85	0.84	0.97	144
23.73	25.73	206,635	0.85	1.02	0.86	113

28.61	13.19	268,898	0.35	1.39	0.60	45
25.62	18.85	285,141	0.43	1.45	0.69	40
21.92	(4.08)	260,494	0.60	1.45	0.69	122
24.18	9.34	260,618	0.60	1.09	0.64	144
23.88	26.00	82,899	0.59	1.28	0.61	113

28.57	13.20	476,809	0.35	1.38	0.44	45
25.58	18.86	835,535	0.40	1.47	0.49	40
21.89	(3.94)	824,559	0.45	1.59	0.50	122
24.15	9.53	796,919	0.45	1.21	0.51	144
23.85	26.20	389,507	0.45	1.42	0.46	113

28.57	13.28	5,712,617	0.25	1.50	0.34	45
25.59	19.00	5,863,138	0.28	1.60	0.34	40
21.90	(3.83)	6,638,591	0.34	1.69	0.35	122
24.16	9.67	6,205,582	0.35	1.33	0.36	144
23.85	26.31	3,598,945	0.35	1.52	0.36	113

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Equity Focus Fund	Class A, Class C and Class I	JPM I	Non-Diversified
JPMorgan Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Growth and Income Fund	Class A, Class C, Class I, Class R2, Class R3*, Class R4*, Class R5 and Class R6	JPM I	Diversified
JPMorgan Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Equity Fund	Class A, Class C, Class I, Class L^^, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Research Enhanced Equity Fund^	Class A^^^, Class I, Class L^^ and Class R6	JPM I	Diversified

*	Class R3 and Class R4 commenced operations on July 31, 2017 for Growth and Income Fund.
^	Effective November 1, 2017, Disciplined Equity Fund changed its name to U.S. Research Enhanced Equity Fund.
^^	Effective December 1, 2016, Class L is publicly offered on a limited basis for U.S. Equity Fund and U.S. Research Enhanced Equity Fund.
^^^	Effective October 9, 2017, Class A is publicly offered on a limited basis for U.S. Research Enhanced Equity Fund.

The investment objective of JPMorgan Equity Focus Fund (“Equity Focus Fund”) and JPMorgan Large Cap Growth Fund (“Large Cap Growth Fund”) is to seek long-term capital appreciation.

The investment objective of JPMorgan Equity Income Fund (“Equity Income Fund”) is to seek capital appreciation and current income.

The investment objective of JPMorgan Growth and Income Fund (“Growth and Income Fund”) is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of JPMorgan Hedged Equity Fund (“Hedged Equity Fund”) is to seek to provide capital appreciation.

The investment objective of JPMorgan Large Cap Value Fund (“Large Cap Value Fund”) is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of JPMorgan U.S. Equity Fund (“U.S. Equity Fund”) is to seek to provide high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. Research Enhanced Equity Fund (“U.S. Research Enhanced Equity Fund”) is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

Large Cap Growth Fund acquired all the assets and liabilities of the JPMorgan Dynamic Growth Fund (“Dynamic Growth Fund”) in a reorganization on October 27, 2017. Please refer to Note 9 discussing the merger.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the

76	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures contracts and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$253,270	$—	$—	$253,270

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$17,270,047	$—	$—		$17,270,047

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$614,944	$—	$—		$614,944

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$2,522,016	$—	$—		$2,522,016

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(3)	$—	$—		$(3)
Options Written (a)
Call Option Written	(24,297)	—	—		(24,297)
Put Option Written	(6,631)	—	—		(6,631)

Total Depreciation in Other Financial Instruments	$(30,931)	$—	$—		$(30,931)

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$14,334,225	$—	$—		$14,334,225

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$1,725,642	$—	$—	(c)	$1,725,642

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$15,043,294	$—	$—	(c)	$15,043,294

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,246)	$—	$—		$(1,246)

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (d)	$6,769,996	$5,721	$—		$6,775,717

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,431)	$—	$—		$(1,431)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

78	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

(b)	All portfolio holdings designated as level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of a warrant. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	Amount rounds to less than one thousand.
(d)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Bill that is held as initial margin for futures contracts. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2018.

B. Futures Contracts — Hedged Equity Fund, U.S. Equity Fund and U.S. Research Enhanced Equity Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2018 (amounts in thousands):

	Hedged Equity Fund	U.S. Equity Fund	U.S. Research Enhanced Equity Fund
Futures Contracts — Equity:
Average Notional Balance Long	$23,885	$82,476	$73,918
Ending Notional Balance Long	19,051	72,667	68,176

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Options — Hedged Equity Fund purchased and sold (“wrote”) put and call options on indices to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and records a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOI.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for over the counter options.

The table below discloses the volume of the Fund’s options contracts activity during the year ended June 30, 2018:

Exchange-Traded Options:
Average Number of Contracts Purchased	5,999
Average Number of Contracts Written	11,999
Ending Number of Contracts Purchased	8,900
Ending Number of Contracts Written	17,800

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the year ended June 30, 2018 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6		Total
Equity Focus Fund
Transfer agency fees	$1	$1	$5	n/a	n/a		n/a		n/a		n/a		n/a		$7
Equity Income Fund
Transfer agency fees	392	80	78	n/a	$14		$—	(a)	$1		$22		$86		673
Growth and Income Fund
Transfer agency fees	253	5	7	n/a	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)	265
Hedged Equity Fund
Transfer agency fees	7	3	30	n/a	n/a		n/a		n/a		—	(a)	8		48
Large Cap Growth Fund
Transfer agency fees	514	24	67	n/a	12		—	(a)	1		15		54		687
Large Cap Value Fund
Transfer agency fees	69	6	8	n/a	4		n/a		n/a		3		20		110
U.S. Equity Fund
Transfer agency fees	142	19	40	$162	7		1		—	(a)	12		83		466
U.S. Research Enhanced Equity Fund
Transfer agency fees	33	n/a	10	14	n/a		n/a		n/a		n/a		53		110

(a)	Amount rounds to less than one thousand.

80	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, except for Equity Focus Fund and Large Cap Growth Fund, for which distributions are generally declared and paid annually, and Equity Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Equity Income Fund	$—	(a)	$(2,944)	$2,944
Growth and Income Fund	—		(117)	117
Hedged Equity Fund	—	(a)	(157)	157
Large Cap Growth Fund	96,057		(11)	(96,046)
Large Cap Value Fund	—		(150)	150
U.S. Equity Fund	97,665		(2,752)	(94,913)
U.S. Research Enhanced Equity Fund	(234)		(1,233)	1,467

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to non-taxable dividends and tax equalization.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Equity Focus Fund	0.60%
Equity Income Fund	0.40
Growth and Income Fund	0.40
Hedged Equity Fund	0.25
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40
U.S. Research Enhanced Equity Fund	0.25

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreements (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2018, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class L, Class R4, Class R5 and Class R6 do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Equity Focus Fund	0.25%	0.75%	n/a	n/a
Equity Income Fund	0.25	0.75	0.50%	0.25%
Growth and Income Fund	0.25	0.75	0.50	0.25
Hedged Equity Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	n/a
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2018, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Equity Focus Fund	$2	$—
Equity Income Fund	448	2
Growth and Income Fund	19	—	(a)
Hedged Equity Fund	82	11
Large Cap Growth Fund	230	—	(a)
Large Cap Value Fund	40	—	(a)
U.S. Equity Fund	103	—	(a)
U.S. Research Enhanced Equity Fund	3	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Focus Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Growth and Income Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	0.10	n/a	n/a	n/a	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the State-

82	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

ments of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Equity Focus Fund*	1.10%	1.60%	0.85%	n/a	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	1.04	1.54	0.79	n/a	1.29%	1.04%	0.79%	0.59%	0.54%
Growth and Income Fund**	0.94	1.44	0.69	n/a	1.19	0.94	0.69	0.54	0.44
Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a	n/a	n/a	0.40	0.35
Large Cap Growth Fund***	0.94	1.44	0.69	n/a	1.19	0.94	0.69	0.54	0.44
Large Cap Value Fund****	0.93	1.44	0.69	n/a	1.19	n/a	n/a	0.54	0.44
U.S. Equity Fund*****	0.94	1.44	0.69	0.61%	1.19	0.94	0.69	0.54	0.44
U.S. Research Enhanced Equity Fund	0.60	n/a	0.35	0.45	n/a	n/a	n/a	n/a	0.25

*

Prior to November 1, 2017, the contractual expense limitation for Equity Focus Fund was 1.15%, 1.65% and 0.90% for Class A, Class C and Class I Shares respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2019.

**

Prior to November 1, 2017, the contractual expense limitation for Growth and Income Fund was 1.04%, 1.54%, 0.79%, 1.29%, 1.04%, 0.79%, 0.59% and 0.54% for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2019.

***

Prior to November 1, 2017, the contractual expense limitation for Large Cap Growth Fund was 1.05%, 1.55%, 0.90%, 1.40%, 1.15%, 0.90%, 0.70% and 0.65% for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2019.

****

Prior to November 1, 2017, the contractual expense limitation for Large Cap Value Fund was 1.45%, 0.80%, 1.30%, 0.60% and 0.55% for Class C, Class I, Class R2, Class R5 and Class R6 Shares respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2018 for Class A Shares and October 31, 2019 for Class C, Class I, Class R2, Class R5 and Class R6 Shares.

*****

Prior to November 1, 2017, the contractual expense limitation for U.S. Equity Fund was 0.76%, 1.26%, 1.01%, 0.76%, 0.56% and 0.51% for Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2018 for Class A, Class C and Class L Shares and until at least October 31, 2019 for Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2018 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2018.

For the year ended June 30, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Focus Fund	$223	$142	$2	$367	$—
Equity Income Fund	48	—	42	90	—
Growth and Income Fund	199	132	255	586	—	(a)
Hedged Equity Fund	230	154	10	394	7
Large Cap Growth Fund	8,323	5,455	1,086	14,864	32
Large Cap Value Fund	459	304	174	937	10
U.S. Equity Fund	3,319	2,184	641	6,144	61
U.S. Research Enhanced Equity Fund	4,037	2,691	1,018	7,746	53

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

The amounts of waivers resulting from investments in these money market funds for the year ended June 30, 2018 were as follows (amounts in thousands):

Equity Focus Fund	$18
Equity Income Fund	701
Growth and Income Fund	21
Hedged Equity Fund	82
Large Cap Growth Fund	480
Large Cap Value Fund	64
U.S. Equity Fund	300
U.S. Research Enhanced Equity Fund	130

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the year ended June 30, 2018, the Funds incurred brokerage commissions with broker dealers affiliated with the Adviser as follows (amounts in thousands):

Equity Income Fund	$2
Growth and Income Fund	—	(a)
U.S. Equity Fund	—	(a)
U.S. Research Enhanced Equity Fund	2

(a)	Amount rounds to less than one thousand.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Equity Focus Fund	$107,146	$73,154
Equity Income Fund	3,802,921	3,183,611
Growth and Income Fund	177,524	177,554
Hedged Equity Fund	2,199,327	690,915
Large Cap Growth Fund	3,121,035	4,648,001
Large Cap Value Fund	2,313,480	1,767,109
U.S. Equity Fund	14,399,016	15,425,394
U.S. Research Enhanced Equity Fund	3,286,255	4,786,891

During the year ended June 30, 2018, there were no purchases or sales of U.S. Government securities.

84	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Focus Fund	$205,296	$54,165	$6,191	$47,974
Equity Income Fund	12,906,381	4,524,544	160,878	4,363,666
Growth and Income Fund	416,542	205,194	6,792	198,402
Hedged Equity Fund	2,304,559	237,184	50,658	186,526
Large Cap Growth Fund	7,239,990	7,103,647	9,412	7,094,235
Large Cap Value Fund	1,664,919	121,801	61,078	60,723
U.S. Equity Fund	11,303,585	3,995,501	257,038	3,738,463
U.S. Research Enhanced Equity Fund	4,983,089	1,911,567	120,370	1,791,197

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and mark-to-market of options contracts.

The tax character of distributions paid during the year ended June 30, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Focus Fund	$3,543	$7,523	$11,066
Equity Income Fund	300,091	121,381	421,472
Growth and Income Fund	10,397	20,464	30,861
Hedged Equity Fund	16,679	—	16,679
Large Cap Growth Fund	82,305	1,573,061	1,655,366
Large Cap Value Fund	86,611	36,616	123,227
U.S. Equity Fund	300,992	988,613	1,289,605
U.S. Research Enhanced Equity Fund	103,632	—	103,632

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Equity Focus Fund	$848	$1,213	$—	$2,061
Equity Income Fund	256,770	66,179	—	322,949
Growth and Income Fund	7,975	23,154	—	31,129
Hedged Equity Fund	5,217	—	—	5,217
Large Cap Growth Fund	—	1,111,903	—	1,111,903
Large Cap Value Fund	19,124	26,974	—	46,098
U.S. Equity Fund	134,307	439,676	—	573,983
U.S. Research Enhanced Equity Fund	129,537	—	6,246	135,783

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

As of June 30, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Equity Focus Fund	$759	$9,601	$47,974
Equity Income Fund	12,170	253,408	4,363,666
Growth and Income Fund	2,181	20,961	198,402
Hedged Equity Fund	913	(41,545)	186,526
Large Cap Growth Fund	1,719	1,018,157	7,094,235
Large Cap Value Fund	47,781	49,398	60,723
U.S. Equity Fund	268,257	951,865	3,738,463
U.S. Research Enhanced Equity Fund	2,582	409,808	1,791,197

For the Funds, the cumulative timing differences primarily consist of post-October capital loss deferrals, wash sale loss deferrals and mark-to-market of options contracts.

As of June 30, 2018, the following Fund had net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Hedged Equity Fund	15,829	25,716

During the year ended June 30, 2018, the following Fund utilized net capital loss carryforwards as follows (amount in thousands):

Capital Loss Utilized
Short-Term
U.S. Research Enhanced Equity Fund	$218,425

Late year ordinary losses incurred after December 31 as well as net capital losses after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2018, the following Funds deferred to July 1, 2018 net capital losses and late year ordinary losses of (amounts in thousands):

	Net Capital Loss
	Short-Term	Long-Term
Equity Focus Fund	$543	$—
Equity Income Fund	27,277	—
Hedged Equity Fund	5,367	14,575
Large Cap Growth Fund	103,261	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

86	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2018. Average borrowings from the Facility for the year ended June 30, 2018, were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Large Cap Growth Fund	$2,094	1.83%	1	$—	(a)

(a)	Amount rounds to less than one thousand.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended June 30, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2018, the Funds had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Equity Focus Fund	3	94.8%	—	—
Equity Income Fund	4	14.3	10	13.5%
Growth and Income Fund	4	21.2	—	—
Hedged Equity Fund	—	—	11	54.2
Large Cap Growth Fund	—	—	7	18.3
Large Cap Value Fund	3	11.4	—	—
U.S. Equity Fund	4	15.2	—	—

As of June 30, 2018, JPMorgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate shares representing more than 10% of the net assets of the following Funds:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Large Cap Value Fund	34.7%	n/a
U.S. Equity Fund	n/a	22.3%
U.S. Research Enhanced Equity Fund	n/a	64.0

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. Investment Company Reporting Modernization

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced dis-

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

closures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of June 30, 2018. The adoption had no effect on the Funds’ net assets or results of operations.

9. Business Combinations

On June 21, 2017, the Boards of the JPM I and JPM II approved the Plan of Reorganization of Dynamic Growth Fund (the “Target Fund”), a fund of JPM I, into Large Cap Growth Fund (the “Acquiring Fund”), a fund of JPM II. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on October 27, 2017. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C, Class I and Class R5 shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $341,560,000 and identified cost of approximately $192,181,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of October 27, 2017, the Target Fund did not have capital loss carryforwards.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Dynamic Growth Fund				$149,379
Class A	2,009	$63,247	$31.49
Class C	455	13,553	29.77
Class I	2,050	66,379	32.38
Class R5	6,103	201,731	33.05

Acquiring Fund
Large Cap Growth Fund				$5,901,927
Class A	69,657	$2,537,876	$36.43
Class C	16,450	484,595	29.46
Class I	99,881	3,668,798	36.73
Class R2	4,222	149,495	35.41
Class R3	49	1,798	36.61
Class R4	294	10,813	36.73
Class R5	22,117	826,666	37.38
Class R6	123,754	4,653,365	37.60
Post Reorganization
Large Cap Growth Fund				$6,051,306
Class A	71,393	$2,601,123	$36.43
Class C	16,910	498,148	29.46
Class I	101,688	3,735,177	36.73
Class R2	4,222	149,495	35.41
Class R3	49	1,798	36.61
Class R4	294	10,813	36.73
Class R5	27,514	1,028,397	37.38
Class R6	123,754	4,653,365	37.60

Expenses related to the reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

88	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

Assuming the reorganization had been completed on July 1, 2017, the beginning of the annual reporting period, the pro forma results of operations for the year ended June 30, 2018, are as follows:

Net investment income (loss)	$345
Net realized/unrealized gains (losses)	3,304,329

Change in net assets resulting from operations	$3,304,674

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included on the Statements of Operations since October 27, 2017.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	89

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Equity Focus Fund, JPMorgan Equity Income Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund, JPMorgan U.S. Equity Fund and JPMorgan U.S. Research Enhanced Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Equity Focus Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund, JPMorgan U.S. Equity Fund and JPMorgan U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund) (five of the funds constituting JPMorgan Trust I) and JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund and JPMorgan Large Cap Value Fund (three of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2018, the related statements of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 28, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

90	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	135	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer (2014-2017), President and Chief Operating Officer, NYLIFE Distributors LLC (registered broker-dealer) (2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); President (2015-2017), Co-President (2014-2015) and Senior Managing Director, New York Life Investment Management LLC (registered investment adviser) (2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (formerly MainStay VP Series Fund, Inc.) (registered investment companies) (2007-2017); President, MainStay DefinedTerm Municipal Opportunities Fund (registered investment company) (2011-2017); President, MainStay Funds Trust (registered investment companies) (2009-2017); President, The MainStay Funds (registered investment companies) (2007-2017).	135	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	135	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	135	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	135	None

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	91

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	135	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-2017; Advisory Board Member, Betterment for Business (2016-2017) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-2017) (index creator); Member, Russell Index Client Advisory Board (2001-2015); Advisory Board Member, State Street Global Advisors’ OCIO Board (2017-present) .

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	135	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	135	None

Marilyn McCoy*** (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	135	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	135	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	135	Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Trout Unlimited (2017-present).

Marian U. Pardo**** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	135	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	135	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

92	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (135 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	93

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Noah Greenhill (1969), Secretary (2018)	Managing Director and General Counsel, JPMorgan Asset Management (2015 – Present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

94	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2018 and continued to hold your shares at the end of the reporting period, June 30, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Focus Fund
Class A
Actual	$1,000.00	$1,028.40	$5.48	1.09%
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class C
Actual	1,000.00	1,026.40	7.99	1.59
Hypothetical	1,000.00	1,016.91	7.95	1.59
Class I
Actual	1,000.00	1,029.80	4.23	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84

JPMorgan Equity Income Fund
Class A
Actual	1,000.00	989.30	4.93	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class C
Actual	1,000.00	986.90	7.39	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class I
Actual	1,000.00	990.50	3.65	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class R2
Actual	1,000.00	987.80	6.21	1.26
Hypothetical	1,000.00	1,018.55	6.31	1.26
Class R3
Actual	1,000.00	989.40	4.88	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	95

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Income Fund (continued)
Class R4
Actual	$1,000.00	$990.50	$3.65	0.74%
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class R5
Actual	1,000.00	991.20	2.91	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R6
Actual	1,000.00	991.60	2.42	0.49
Hypothetical	1,000.00	1,022.36	2.46	0.49

JPMorgan Growth and Income Fund
Class A
Actual	1,000.00	996.20	4.65	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	993.70	7.12	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I
Actual	1,000.00	997.30	3.42	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R2
Actual	1,000.00	995.00	5.89	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R3
Actual	1,000.00	996.20	4.60	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class R4
Actual	1,000.00	997.50	3.42	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R5
Actual	1,000.00	998.10	2.68	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	998.80	2.18	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

JPMorgan Hedged Equity Fund
Class A
Actual	1,000.00	1,011.90	4.19	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class C
Actual	1,000.00	1,009.20	6.68	1.34
Hypothetical	1,000.00	1,018.15	6.71	1.34
Class I
Actual	1,000.00	1,013.20	2.95	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R5
Actual	1,000.00	1,014.10	1.95	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class R6
Actual	1,000.00	1,014.30	1.70	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34

96	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Large Cap Growth Fund
Class A
Actual	$1,000.00	$1,128.40	$4.96	0.94%
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	1,125.70	7.54	1.43
Hypothetical	1,000.00	1,017.70	7.15	1.43
Class I
Actual	1,000.00	1,130.00	3.64	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R2
Actual	1,000.00	1,127.00	6.28	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R3
Actual	1,000.00	1,128.30	4.96	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R4
Actual	1,000.00	1,129.70	3.64	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R5
Actual	1,000.00	1,130.50	2.85	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	1,131.30	2.33	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

JPMorgan Large Cap Value Fund
Class A
Actual	1,000.00	961.70	4.52	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class C
Actual	1,000.00	958.60	6.99	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I
Actual	1,000.00	962.40	3.36	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R2
Actual	1,000.00	960.00	5.78	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R5
Actual	1,000.00	963.40	2.63	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	964.30	2.14	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

JPMorgan U.S. Equity Fund
Class A
Actual	1,000.00	1,017.40	4.70	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	1,014.50	7.19	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I
Actual	1,000.00	1,018.10	3.45	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	97

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Equity Fund (continued)
Class L
Actual	$1,000.00	$1,018.80	$2.75	0.55%
Hypothetical	1,000.00	1,022.07	2.76	0.55
Class R2
Actual	1,000.00	1,015.70	5.95	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R3
Actual	1,000.00	1,017.50	4.70	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R4
Actual	1,000.00	1,018.30	3.45	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R5
Actual	1,000.00	1,019.50	2.70	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	1,019.40	2.20	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

JPMorgan U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)
Class A
Actual	1,000.00	1,015.20	3.00	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class I
Actual	1,000.00	1,016.50	1.75	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class L
Actual	1,000.00	1,016.80	1.75	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class R6
Actual	1,000.00	1,017.10	1.25	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

98	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2018

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2018:

Dividends Received Deduction
JPMorgan Dynamic Growth Fund*	100.00%
JPMorgan Equity Focus Fund	85.14
JPMorgan Equity Income Fund	100.00
JPMorgan Growth and Income Fund	100.00
JPMorgan Hedged Equity Fund	100.00
JPMorgan Large Cap Growth Fund	100.00
JPMorgan Large Cap Value Fund	38.09
JPMorgan U.S. Equity Fund	44.23
JPMorgan U.S. Research Enhanced Equity Fund	100.00

*	Target fund acquired in business combination.

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain divi-

dends for the fiscal year ended June 30, 2018 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Dynamic Growth Fund*	$30,406
JPMorgan Equity Focus Fund	7,524
JPMorgan Equity Income Fund	121,381
JPMorgan Growth and Income Fund	20,465
JPMorgan Large Cap Growth Fund	1,667,380
JPMorgan Large Cap Value Fund	36,616
JPMorgan U.S. Equity Fund	1,065,168

*	Target fund acquired in business combination.

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2018 (amounts in thousands):

Qualified Dividend Income
JPMorgan Dynamic Growth Fund*	$548
JPMorgan Equity Focus Fund	2,963
JPMorgan Equity Income Fund	300,091
JPMorgan Growth and Income Fund	10,397
JPMorgan Hedged Equity Fund	16,679
JPMorgan Large Cap Growth Fund	82,305
JPMorgan Large Cap Value Fund	25,682
JPMorgan U.S. Equity Fund	244,369
JPMorgan U.S. Research Enhanced Equity Fund	103,632

*	Target fund acquired in business combination.

JUNE 30, 2018	J.P. MORGAN LARGE CAP FUNDS	99

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. June 2018.	AN-LCE-618

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2018

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy largely outpaced growth in other developed market nations during the twelve months ended June 30, 2018, and U.S. equity markets provided strong returns on the back of record corporate profits and historically low interest rates.

“Corporate earnings for the first and second quarters of 2018 reached record highs, with a sizeable majority of companies reporting better-than-expected results.” — George C.W. Gatch

During the first half of the reporting period, synchronized global economic growth helped the U.S. economy achieve its second-longest expansion on record. By the final months of 2017, U.S. unemployment had fallen to 4.1% and U.S. consumer confidence rose to its highest levels in nearly 17 years. Notably, U.S. equity prices climbed to record highs in every month from June through December and financial market volatility remained at historically low levels. In response to a tightening labor market and early signs of inflationary pressure, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2017.

In January 2018, U.S. equity prices continued to rise, aided somewhat by recently-enacted tax cut legislation. The Standard & Poor’s 500 Index (the “S&P 500”) reached fourteen record closing highs during the month, the last on January 26th.

Early February 2018 was marked by a sharp sell-off in both equities and bonds in the U.S., and the selling quickly spread to other financial markets. Stronger-than-expected economic data sparked investor fears of rapidly rising inflation and accelerated interest rate increases by the Fed. Over several days, the S&P 500 lost more than 10% of its value, a decline that was one of the fastest peak-to-trough drops in the history of the index. The sell-off in bonds led to a spike in yields on benchmark 10-year U.S. Treasury bonds that further roiled markets.

While U.S. equity prices had rebounded somewhat by the end of the reporting period, leading equity indexes never fully recovered. Financial market volatility rose sharply during the February sell-off and remained elevated through June 2018.

Meanwhile, the U.S. economy continued to expand in 2018, even as signs emerged of economic sluggishness in Europe and weakness in select emerging market nations. U.S. GDP rose 2.2% in the first quarter before jumping an estimated 4.1% in the second quarter, the largest increase in nearly four years. Corporate earnings for the first and second quarters of 2018 reached record levels, with a sizeable majority of companies reporting better-than-expected results. In response, the Fed raised interest rates again in March and June.

However, the U.S. imposition of import tariffs on billions of dollars’ worth of goods, and reciprocal trade sanctions from China and other leading U.S. trading partners, increasingly weighed on global financial markets in the first half of 2018. The economies of China, Japan, the European Union and the U.K. are more dependent on exports than the U.S., and the impact of a potentially escalating trade war on the global economy remained a concern among policy makers, economists and investors.

At the end of the reporting period, the world’s leading economies appeared to be on pace for continued, moderate growth. The outlook for corporate earnings remained positive amid tame inflationary pressure, historically low interest rates and buoyant consumer demand. While the Fed was further along in its monetary tightening cycle than its counterparts in other developed markets, the European Central Bank, the Bank of England and the Bank of Japan were all moving in some measure to reduce economic stimulus.

We believe that investors who hold a properly diversified portfolio and a long-term outlook may benefit from a largely positive environment for economic growth and financial markets. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

Global equity markets provided strong positive returns for the reporting period, with U.S. equities largely outperforming developed market and emerging market equities. Overall, equity prices were supported by synchronized global growth, rising corporate profits and accommodative policies from leading central banks. While the U.S. Federal Reserve raised interest rates twice during the first half of 2018, interest rates remained relatively low by historical standards. The Standard & Poor’s 500 Index (the “S&P 500”) reached record high closings in every month from July 2017 through January 2018.

In early February 2018, both equity and bond prices fell sharply. The S&P 500 lost more than 10% of its value over nine trading sessions and yields on 10-year U.S. Treasury bonds, which serve as a benchmark for a broad range of financial assets, spiked higher. While equity markets rebounded somewhat in subsequent weeks, financial market volatility remained elevated through June 2018.

Overall, growth stocks generally outperformed value stocks and small cap stocks slightly outperformed large cap and mid cap stocks. For the twelve months ended June 30, 2018, the S&P 500 returned 14.37% and the Russell Midcap Index returned 12.33%.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	26.22%
Russell 3000 Growth Index	22.47%

Net Assets as of 6/30/2018 (In Thousands)	$8,691,587

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the health care sector and its security selection and overweight position in the technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the producer durables and materials & processing sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kite Pharma Inc., Netflix Corp. and Amazon.com Inc. Shares of Kite Pharma, a drug maker, rose ahead of its October 2017 acquisition by Gilead Sciences Inc. Shares of Netflix, an Internet provider of entertainment, rose amid growth in subscriptions and revenue. Shares of Amazon.com, an Internet retailer, rose with continued growth in sales, earnings and market share.

Leading individual detractors from relative performance included the Fund’s overweight positions in Mohawk Industries Inc. and Acadia Healthcare Co. and its underweight position in Microsoft Corp. Shares of Mohawk Industries, a maker of commercial and residential flooring, fell amid competitive pressure from lower cost imports and shrinking demand for the company’s ceramic tiles. Shares of Acadia Healthcare, a provider of behavioral health care services that was not held in the Benchmark, fell early in the reporting period after the company posted lower-than-expected earnings and revenue in the third quarter of 2017. Shares of Microsoft, a computer software and hardware provider, rose on continued growth in earnings and revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Amazon.com, Inc.	5.9%
2.	Alphabet, Inc., Class C	5.7
3.	Apple, Inc.	5.7
4.	UnitedHealth Group, Inc.	3.5
5.	Facebook, Inc., Class A	3.0
6.	Waste Connections, Inc.	2.6
7.	Microsoft Corp.	2.4
8.	Mastercard, Inc., Class A	2.3
9.	Visa, Inc., Class A	2.1
10.	Netflix, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	44.9%
Health Care	14.3
Industrials	13.3
Consumer Discretionary	13.2
Financials	8.2
Energy	2.0
Others (each less than 1.0%)	1.6
Short-Term Investments	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge*		19.62%	16.32%	11.59%
Without Sales Charge		26.22	17.58	12.20
CLASS C SHARES	May 1, 2006
With CDSC**		24.60	16.99	11.63
Without CDSC		25.60	16.99	11.63
CLASS I SHARES	May 1, 2006	26.56	17.80	12.44
CLASS R2 SHARES	July 31, 2017	25.90	17.29	11.94
CLASS R3 SHARES	May 31, 2017	26.27	17.59	12.22
CLASS R4 SHARES	May 31, 2017	26.56	17.86	12.50
CLASS R5 SHARES	January 8, 2009	26.74	18.04	12.64
CLASS R6 SHARES	December 23, 2013	26.86	18.14	12.69

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class R2 Shares.

Returns for Class R4 and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 22, 2013 and Class I Shares prior to January 8, 2009. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares and Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2008 to

June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	12.70%
Russell Midcap Index	12.33%

Net Assets as of 6/30/2018 (In Thousands)	$2,733,708

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection and overweight position in the technology sector and its security selection in the health care sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the energy and materials & processing sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kite Pharma Inc., Energen Corp. and Kohl’s Corp. Shares of Kite Pharma, a drug maker not held in the Benchmark, rose ahead of its October 2017 acquisition by Gilead Sciences Inc. Shares of Energen, an oil and natural gas exploration and production company, rose amid investor expectations that activist investors would seek to acquire the company, as well as better-than-expected earnings. Shares of Kohl’s, an apparel retailer, rose amid better-than-expected sales and earnings.

Leading individual detractors from relative performance included the Fund’s overweight positions in Mohawk Industries Inc., Dish Network Inc. and Fortune Brands Home & Security Inc. Shares of Mohawk Industries, a maker of commercial and residential flooring, fell amid increased competition from lower cost imports and shrinking demand for the company’s ceramic tile products. Shares of Dish Network, a subscription TV service, fell after the company reported a drop in earnings and subscriptions. Shares of Fortune Brands, a manufacturer of home furnishings and home security systems, fell after the company reported lower-than-expected earnings and sales for the first quarter of 2018.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models they deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Hilton Worldwide Holdings, Inc.	1.5%
2.	Waste Connections, Inc.	1.5
3.	Amphenol Corp., Class A	1.3
4.	Ross Stores, Inc.	1.2
5.	CBRE Group, Inc., Class A	1.1
6.	Energen Corp.	1.1
7.	Global Payments, Inc.	1.1
8.	S&P Global, Inc.	1.0
9.	ServiceNow, Inc.	1.0
10.	EQT Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.4%
Consumer Discretionary	16.3
Financials	14.9
Industrials	12.4
Health Care	11.2
Real Estate	6.4
Energy	4.0
Materials	3.9
Utilities	3.8
Consumer Staples	3.7
Short-Term Investments	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge*		6.49%	10.89%	9.44%
Without Sales Charge		12.39	12.09	10.04
CLASS C SHARES	November 2, 2009
With CDSC**		10.80	11.53	9.56
Without CDSC		11.80	11.53	9.56
CLASS I SHARES	January 1, 1997	12.70	12.47	10.36
CLASS R2 SHARES	March 14, 2014	12.09	11.85	9.92
CLASS R5 SHARES	March 14, 2014	12.85	12.57	10.41
CLASS R6 SHARES	March 14, 2014	12.93	12.63	10.44

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Class I Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from November 2, 2009 to March 13, 2014 and Class I Shares prior to November 2, 2009. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, the Lipper Multi-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indices based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	18.75%
Russell Midcap Growth Index	18.52%

Net Assets as of 6/30/2018 (In Thousands)	$3,917,244

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection and overweight position in the technology sector and its underweight position in the materials & processing sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the producer durables and consumer discretionary sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kite Pharma Inc., Splunk Inc. and Copart Inc. Shares of Kite Pharma, a drug maker that was not held in the Benchmark, rose ahead of its October 2017 acquisition by Gilead Sciences Inc. Shares of Splunk, a data analytics software provider, rose amid consistent better-than-expected earnings and sales during the reporting period. Shares of Copart, an online automotive auction service, rose after the company reported consecutive quarters of better-than-expected earnings and sales.

Leading individual detractors from relative performance included the Fund’s overweight positions in Mohawk Industries Inc. and Acadia Healthcare Inc. and its underweight position in Align Technology Inc. Shares of Mohawk Industries, a maker of commercial and residential flooring, fell amid increased competition from lower cost imports and shrinking demand for the company’s ceramic tile products. Shares of Acadia Healthcare, a provider of behavioral health care services that was not held in the Benchmark, fell early in the reporting period after the company posted lower-than-expected earnings and revenue in the third quarter of 2017. Shares of Align Technology, a maker of dental devices, rose after the company raised its revenue growth target and increased its share repurchase program.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Waste Connections, Inc.	3.0%
2.	Ross Stores, Inc.	2.3
3.	Global Payments, Inc.	2.1
4.	S&P Global, Inc.	2.0
5.	ServiceNow, Inc.	2.0
6.	GoDaddy, Inc., Class A	1.8
7.	O’Reilly Automotive, Inc.	1.7
8.	Palo Alto Networks, Inc.	1.6
9.	Hilton Worldwide Holdings, Inc.	1.6
10.	Jazz Pharmaceuticals plc	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	32.8%
Industrials	17.3
Consumer Discretionary	16.0
Health Care	15.9
Financials	8.8
Materials	3.5
Energy	1.5
Real Estate	1.3
Short-Term Investments	2.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		12.17%	12.58%	9.38%
Without Sales Charge		18.39	13.80	9.97
CLASS C SHARES	November 4, 1997
With CDSC**		16.81	13.24	9.40
Without CDSC		17.81	13.24	9.40
CLASS I SHARES	March 2, 1989	18.75	14.15	10.30
CLASS R2 SHARES	June 19, 2009	18.10	13.59	9.78
CLASS R3 SHARES	September 9, 2016	18.38	13.79	9.97
CLASS R4 SHARES	September 9, 2016	18.66	14.08	10.24
CLASS R5 SHARES	November 1, 2011	18.89	14.30	10.41
CLASS R6 SHARES	November 1, 2011	18.95	14.37	10.45

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R3, Class R4, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. Prior performance for Class R2, Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	6.73%
Russell Midcap Value Index	7.60%

Net Assets as of 6/30/2018 (In Thousands)	$18,283,851

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the materials sector and its security selection and underweight position in the energy sector were leading detractors from performance relative to the Benchmark, while the Fund’s underweight position and security selection in the real estate sector and its security selection in the financials sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Dish Network Inc., EQT Corp. and Newell Brands Inc.Shares of Dish Network, a subscription TV service, fell after the company reported a drop in earnings and subscriptions. Shares of EQT, a natural gas production and transmission company, fell as natural gas prices declined during the reporting period and the company reported a loss for the first quarter of 2018. Shares of Newell Brands, a maker of household products, fell amid a proxy battle with activist investors seeking to replace the company’s board of directors.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kohl’s Corp., Dr. Pepper Snapple Group Inc. and T. Rowe Price Group Inc.Shares of Kohl’s, an apparel retailer, rose amid better-than-expected sales and earnings. Shares of Dr. Pepper Snapple Group, a soft drinks maker, rose ahead of the company’s acquisition by Keurig Co. Shares of T. Rowe Price Group, a financial services provider, rose amid consecutive quarters of better-than-expected earnings during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Energen Corp.	2.1%
2.	EQT Corp.	2.0
3.	M&T Bank Corp.	1.8
4.	Williams Cos., Inc. (The)	1.7
5.	Mohawk Industries, Inc.	1.7
6.	Loews Corp.	1.7
7.	CMS Energy Corp.	1.7
8.	Dr Pepper Snapple Group, Inc.	1.6
9.	WEC Energy Group, Inc.	1.6
10.	Xcel Energy, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.4%
Consumer Discretionary	16.6
Real Estate	11.2
Information Technology	8.3
Utilities	7.6
Industrials	7.5
Consumer Staples	7.3
Health Care	6.6
Energy	6.5
Materials	4.2
Short-Term Investments	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	April 30, 2001
With Sales Charge*		0.64%	9.14%	9.50%
Without Sales Charge		6.20	10.32	10.09
CLASS C SHARES	April 30, 2001
With CDSC**		4.68	9.76	9.54
Without CDSC		5.68	9.76	9.54
CLASS I SHARES	October 31, 2001	6.47	10.60	10.37
CLASS L SHARES	November 13, 1997	6.73	10.87	10.63
CLASS R2 SHARES	November 3, 2008	5.93	10.04	9.82
CLASS R3 SHARES	September 9, 2016	6.20	10.32	10.09
CLASS R4 SHARES	September 9, 2016	6.48	10.60	10.36
CLASS R5 SHARES	September 9, 2016	6.61	10.83	10.62
CLASS R6 SHARES	September 9, 2016	6.71	10.87	10.63

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R2 and Class R3 Shares would have been lower than those shown because Class R2 and Class R3 Shares have higher expenses than Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.

Returns for the Class R5 and R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been similar to those shown because Class R6 Shares have similar expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Mid-Cap Core Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Mid-Cap Core Funds Index are indices based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	8.26%
Russell 3000 Value Index	7.25%

Net Assets as of 6/30/2018 (In Thousands)	$11,384,237

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection and underweight position in the industrials and consumer staples sectors were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the materials sector and its underweight position in the energy sector were leading detractors from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s underweight position in General Electric Co. and its overweight positions in T. Rowe Price Group Inc. and Kohl’s Corp. Shares of General Electric, an industrial conglomerate not held in the Fund, fell amid the company’s restructuring efforts and in June 2018, the stock was removed from the Dow Jones Industrial Average after 111 consecutive years on the index. Shares of T. Rowe Price Group, a financial services provider, rose amid consecutive quarters of better-than-expected earnings during the reporting period.Shares of Kohl’s, an apparel retailer, rose amid better-than-expected sales and earnings.

Leading individual detractors from relative performance included the Fund’s overweight positions in Dish Network Corp. and Ball Corp. and its underweight position in Intel Corp.Shares of Dish Network, a subscription TV service, fell after the company reported a drop in earnings and subscriptions. Shares of Ball, a metal packaging maker, fell after the company reported weakness in its key North and Central American markets. Shares of Intel, a semiconductor manufacturer not held in the Fund, rose amid gains in the broader semiconductor sector.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’

view, significant levels of free cash flow. During the reporting period, the Fund’s largest overweight position was in the consumer discretionary sector and the Fund’s largest underweight position was in the health care sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.0%
2.	Wells Fargo & Co.	2.9
3.	Pfizer, Inc.	2.4
4.	Capital One Financial Corp.	2.1
5.	Exxon Mobil Corp.	1.9
6.	Loews Corp.	1.6
7.	PNC Financial Services Group, Inc. (The)	1.6
8.	M&T Bank Corp.	1.5
9.	Johnson & Johnson	1.5
10.	Texas Instruments, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	29.5%
Consumer Discretionary	12.7
Health Care	9.2
Energy	9.0
Real Estate	7.7
Consumer Staples	6.7
Information Technology	6.6
Industrials	6.2
Utilities	4.7
Materials	4.4
Telecommunication Services	1.1
Short-Term Investments	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	February 28, 2005
With Sales Charge*		2.15%	8.68%	9.37%
Without Sales Charge		7.81	9.86	9.96
CLASS C SHARES	February 28, 2005
With CDSC**		6.27	9.31	9.41
Without CDSC		7.27	9.31	9.41
CLASS I SHARES	February 28, 2005	8.07	10.13	10.24
CLASS L SHARES	February 28, 2005	8.26	10.39	10.51
CLASS R2 SHARES	July 31, 2017	7.51	9.58	9.68
CLASS R3 SHARES	September 9, 2016	7.82	9.86	9.96
CLASS R4 SHARES	September 9, 2016	8.07	10.13	10.24
CLASS R5 SHARES	September 9, 2016	8.25	10.38	10.50
CLASS R6 SHARES	September 9, 2016	8.35	10.41	10.52

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for the Class R5 and R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns for R5 and Class R6 Shares would have been different to those shown because R5 and Class R6 Shares have different expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 18, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.8%
Aerospace & Defense — 1.6%
Boeing Co. (The)	418	140,344

Airlines — 0.6%
Delta Air Lines, Inc.	974	48,247

Automobiles — 0.4%
Tesla, Inc.*	107	36,833

Banks — 2.3%
Comerica, Inc.	696	63,299
East West Bancorp, Inc.	1,432	93,340
First Republic Bank	462	44,678

		201,317

Biotechnology — 3.1%
Exact Sciences Corp.*	707	42,296
Exelixis, Inc.*	1,367	29,422
Intercept Pharmaceuticals, Inc.*	381	31,961
Sage Therapeutics, Inc.*	194	30,351
Spark Therapeutics, Inc.*	584	48,299
Vertex Pharmaceuticals, Inc.*	503	85,473

		267,802

Building Products — 1.8%
Fortune Brands Home & Security, Inc.	913	48,997
Lennox International, Inc.	538	107,721

		156,718

Capital Markets — 4.9%
BlackRock, Inc.	129	64,127
Charles Schwab Corp. (The)	2,849	145,584
Nasdaq, Inc.	766	69,894
S&P Global, Inc.	702	143,070

		422,675

Commercial Services & Supplies — 3.6%
Copart, Inc.*	1,494	84,507
Waste Connections, Inc.	3,037	228,659

		313,166

Communications Equipment — 1.9%
Arista Networks, Inc.*	244	62,712
Palo Alto Networks, Inc.*	492	101,030

		163,742

Construction Materials — 0.7%
Eagle Materials, Inc.	584	61,323

Distributors — 0.8%
LKQ Corp.*	2,050	65,385

INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — 1.6%
Amphenol Corp., Class A	781	68,064
Corning, Inc.	2,655	73,028

		141,092

Health Care Equipment & Supplies — 1.3%
DexCom, Inc.*	337	32,046
Intuitive Surgical, Inc.*	164	78,280

		110,326

Health Care Providers & Services — 5.3%
Acadia Healthcare Co., Inc.*	1,510	61,770
AmerisourceBergen Corp.	296	25,274
Centene Corp.*	596	73,372
UnitedHealth Group, Inc.	1,228	301,277

		461,693

Health Care Technology — 1.7%
Evolent Health, Inc., Class A*	2,141	45,062
Teladoc, Inc.*	786	45,633
Veeva Systems, Inc., Class A*	704	54,109

		144,804

Hotels, Restaurants & Leisure — 1.0%
Hilton Worldwide Holdings, Inc.	1,139	90,142

Insurance — 1.0%
Progressive Corp. (The)	1,462	86,495

Internet & Direct Marketing Retail — 9.3%
Amazon.com, Inc.*	300	510,280
Booking Holdings, Inc.*	44	88,989
Netflix, Inc.*	427	167,102
Wayfair, Inc., Class A*	386	45,853

		812,224

Internet Software & Services — 10.8%
Alphabet, Inc., Class C*	443	494,573
DocuSign, Inc.*	259	13,714
Facebook, Inc., Class A*	1,344	261,225
GoDaddy, Inc., Class A*	1,540	108,745
Spotify Technology SA*	383	64,419

		942,676

IT Services — 9.3%
Gartner, Inc.*	592	78,690
Global Payments, Inc.	1,062	118,369
Mastercard, Inc., Class A	992	195,007
PayPal Holdings, Inc.*	1,263	105,187
Square, Inc., Class A*	690	42,556

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
IT Services — continued
Visa, Inc., Class A	1,362	180,370
Worldpay, Inc.*	1,036	84,757

		804,936

Life Sciences Tools & Services — 1.1%
Illumina, Inc.*	336	93,869

Machinery — 4.4%
Deere & Co.	506	70,767
Nordson Corp.	336	43,197
Oshkosh Corp.	1,236	86,944
Parker-Hannifin Corp.	265	41,316
Stanley Black & Decker, Inc.	649	86,233
WABCO Holdings, Inc.*	475	55,561

		384,018

Oil, Gas & Consumable Fuels — 1.9%
Concho Resources, Inc.*	689	95,268
EOG Resources, Inc.	590	73,351

		168,619

Pharmaceuticals — 1.8%
Jazz Pharmaceuticals plc*	482	83,014
Revance Therapeutics, Inc.*	1,172	32,177
TherapeuticsMD, Inc.*	6,047	37,735

		152,926

Real Estate Management & Development — 0.9%
CBRE Group, Inc., Class A*	1,663	79,368

Road & Rail — 0.9%
Old Dominion Freight Line, Inc.	496	73,892

Semiconductors & Semiconductor Equipment — 4.6%
Applied Materials, Inc.	1,404	64,869
Broadcom, Inc.	424	102,758
Cavium, Inc.*	969	83,844
NVIDIA Corp.	607	143,704

		395,175

Software — 10.8%
Adobe Systems, Inc.*	514	125,294
Electronic Arts, Inc.*	887	125,057

INVESTMENTS	SHARES (000)	VALUE ($000)
Software — continued
Guidewire Software, Inc.*	527	46,769
Microsoft Corp.	2,076	204,744
Red Hat, Inc.*	416	55,871
SailPoint Technologies Holding, Inc.*	891	21,863
salesforce.com, Inc.*	1,169	159,493
ServiceNow, Inc.*	573	98,808
Splunk, Inc.*	669	66,324
Take-Two Interactive Software, Inc.*	295	34,957

		939,180

Specialty Retail — 0.9%
Ross Stores, Inc.	957	81,123

Technology Hardware, Storage & Peripherals — 5.6%
Apple, Inc.	2,637	488,089

Textiles, Apparel & Luxury Goods — 0.6%
Lululemon Athletica, Inc.*	450	56,182

Trading Companies & Distributors — 0.3%
Fastenal Co.	568	27,323

Total Common Stocks (Cost $4,789,301)		8,411,704

Short-Term Investments — 2.5%
Investment Companies — 2.5%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (b) (Cost $218,911)	218,911	218,911

Total Investments — 99.3% (Cost $5,008,212)		8,630,615
Other Assets Less Liabilities — 0.7%		60,972

NET ASSETS — 100.0%		$8,691,587

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.1%
Aerospace & Defense — 0.5%
HEICO Corp., Class A	227	13,837

Air Freight & Logistics — 0.5%
XPO Logistics, Inc.*	138	13,775

Auto Components — 1.0%
Aptiv plc	192	17,611
BorgWarner, Inc.	223	9,631

		27,242

Automobiles — 0.4%
Tesla, Inc.*	8	2,743
Thor Industries, Inc.	80	7,811

		10,554

Banks — 5.1%
Citizens Financial Group, Inc.	302	11,759
Comerica, Inc.	129	11,747
East West Bancorp, Inc.	246	16,052
Fifth Third Bancorp	689	19,771
First Republic Bank	194	18,779
Huntington Bancshares, Inc.	752	11,094
M&T Bank Corp.	143	24,290
SunTrust Banks, Inc.	311	20,514
Zions Bancorp	105	5,547

		139,553

Beverages — 1.6%
Constellation Brands, Inc., Class A	57	12,384
Dr Pepper Snapple Group, Inc.	183	22,299
Molson Coors Brewing Co., Class B	119	8,109

		42,792

Biotechnology — 2.0%
BioMarin Pharmaceutical, Inc.*	78	7,348
Exact Sciences Corp.*	138	8,257
Exelixis, Inc.*	390	8,397
Intercept Pharmaceuticals, Inc.*	78	6,536
Sage Therapeutics, Inc.*	50	7,858
Spark Therapeutics, Inc.*	89	7,332
Vertex Pharmaceuticals, Inc.*	56	9,586

		55,314

Building Products — 1.5%
Fortune Brands Home & Security, Inc.	367	19,700
Lennox International, Inc.	106	21,204

		40,904

Capital Markets — 5.3%
Affiliated Managers Group, Inc.	46	6,898

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued
Ameriprise Financial, Inc.	147	20,518
Invesco Ltd.	351	9,328
Nasdaq, Inc.	191	17,424
Northern Trust Corp.	145	14,888
Raymond James Financial, Inc.	141	12,610
S&P Global, Inc.	135	27,484
T. Rowe Price Group, Inc.	181	20,955
TD Ameritrade Holding Corp.	253	13,835

		143,940

Chemicals — 0.4%
Sherwin-Williams Co. (The)	29	11,622

Commercial Services & Supplies — 2.2%
Copart, Inc.*	376	21,255
Waste Connections, Inc.	537	40,418

		61,673

Communications Equipment — 1.9%
Arista Networks, Inc.*	68	17,584
CommScope Holding Co., Inc.*	384	11,210
Palo Alto Networks, Inc.*	108	22,203

		50,997

Construction Materials — 1.2%
Eagle Materials, Inc.	122	12,775
Vulcan Materials Co.	147	19,010

		31,785

Consumer Finance — 0.5%
Ally Financial, Inc.	493	12,959

Containers & Packaging — 2.3%
Avery Dennison Corp.	148	15,121
Ball Corp.	605	21,513
Silgan Holdings, Inc.	437	11,726
WestRock Co.	244	13,935

		62,295

Distributors — 0.9%
Genuine Parts Co.	122	11,182
LKQ Corp.*	393	12,540

		23,722

Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions, Inc.*	114	11,698

Electric Utilities — 1.2%
Edison International	109	6,916
Evergy, Inc.	83	4,681

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electric Utilities — continued
Xcel Energy, Inc.	467	21,316

		32,913

Electrical Equipment — 1.1%
Acuity Brands, Inc.	86	10,011
AMETEK, Inc.	178	12,821
Hubbell, Inc.	68	7,150

		29,982

Electronic Equipment, Instruments & Components — 3.8%
Amphenol Corp., Class A	411	35,802
Arrow Electronics, Inc.*	197	14,815
CDW Corp.	190	15,368
Corning, Inc.	485	13,329
IPG Photonics Corp.*	52	11,406
Keysight Technologies, Inc.*	207	12,211

		102,931

Equity Real Estate Investment Trusts (REITs) — 5.3%
American Campus Communities, Inc.	157	6,713
American Homes 4 Rent, Class A	307	6,813
AvalonBay Communities, Inc.	82	14,082
Boston Properties, Inc.	112	13,992
Brixmor Property Group, Inc.	548	9,552
Essex Property Trust, Inc.	35	8,478
Federal Realty Investment Trust	95	12,072
JBG SMITH Properties	143	5,219
Kimco Realty Corp.	464	7,879
Outfront Media, Inc.	438	8,510
Park Hotels & Resorts, Inc.	132	4,033
Rayonier, Inc.	303	11,706
Regency Centers Corp.	119	7,373
Vornado Realty Trust	186	13,737
Weyerhaeuser Co.	281	10,261
WP Carey, Inc.	76	5,070

		145,490

Food & Staples Retailing — 0.6%
Kroger Co. (The)	550	15,637

Food Products — 0.7%
Pinnacle Foods, Inc.	167	10,847
Post Holdings, Inc.*	113	9,707

		20,554

Gas Utilities — 0.5%
National Fuel Gas Co.	238	12,601

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — 2.0%
DexCom, Inc.*	150	14,209
Edwards Lifesciences Corp.*	82	11,944
ResMed, Inc.	130	13,507
Zimmer Biomet Holdings, Inc.	139	15,491

		55,151

Health Care Providers & Services — 4.8%
Acadia Healthcare Co., Inc.*	261	10,669
AmerisourceBergen Corp.	254	21,678
Centene Corp.*	148	18,261
Cigna Corp.	89	15,090
Henry Schein, Inc.*	133	9,661
Humana, Inc.	39	11,646
Laboratory Corp. of America Holdings*	74	13,282
Premier, Inc., Class A*	233	8,484
Universal Health Services, Inc., Class B	101	11,240
WellCare Health Plans, Inc.*	42	10,224

		130,235

Health Care Technology — 0.9%
Teladoc, Inc.*	188	10,913
Veeva Systems, Inc., Class A*	169	13,005

		23,918

Hotels, Restaurants & Leisure — 2.7%
Hilton Worldwide Holdings, Inc.	534	42,235
Marriott International, Inc., Class A	33	4,218
Red Rock Resorts, Inc., Class A	404	13,548
Vail Resorts, Inc.	48	13,024

		73,025

Household Durables — 1.2%
Mohawk Industries, Inc.*	110	23,493
Newell Brands, Inc.	379	9,776

		33,269

Household Products — 0.2%
Energizer Holdings, Inc.	93	5,866

Industrial Conglomerates — 0.5%
Carlisle Cos., Inc.	129	13,931

Insurance — 4.1%
Alleghany Corp.	13	7,328
Chubb Ltd.	25	3,137
Hartford Financial Services Group, Inc. (The)	352	18,015
Loews Corp.	481	23,235
Marsh & McLennan Cos., Inc.	138	11,347
Principal Financial Group, Inc.	135	7,169

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued
Progressive Corp. (The)	371	21,948
Unum Group	176	6,522
WR Berkley Corp.	98	7,088
XL Group Ltd. (Bermuda)	122	6,840

		112,629

Internet & Direct Marketing Retail — 1.0%
Expedia Group, Inc.	142	17,068
Wayfair, Inc., Class A*	79	9,418

		26,486

Internet Software & Services — 2.5%
DocuSign, Inc.*	46	2,457
GoDaddy, Inc., Class A*	339	23,948
GrubHub, Inc.*	113	11,865
Match Group, Inc.*	165	6,407
Spotify Technology SA*	60	10,094
Twitter, Inc.*	325	14,184

		68,955

IT Services — 3.9%
Fiserv, Inc.*	242	17,952
Gartner, Inc.*	141	18,699
Global Payments, Inc.	261	29,132
Jack Henry & Associates, Inc.	110	14,392
Square, Inc., Class A*	241	14,843
Worldpay, Inc.*	150	12,267

		107,285

Life Sciences Tools & Services — 0.4%
Illumina, Inc.*	40	11,110

Machinery — 4.3%
Fortive Corp.	246	18,946
IDEX Corp.	99	13,466
Middleby Corp. (The)*	52	5,428
Nordson Corp.	110	14,125
Oshkosh Corp.	208	14,591
Parker-Hannifin Corp.	45	6,998
Snap-on, Inc.	111	17,903
Stanley Black & Decker, Inc.	109	14,423
WABCO Holdings, Inc.*	101	11,795

		117,675

Marine — 0.2%
Kirby Corp.*	82	6,889

Media — 0.6%
CBS Corp. (Non-Voting), Class B	164	9,239

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued
DISH Network Corp., Class A*	234	7,872

		17,111

Multiline Retail — 1.0%
Kohl’s Corp.	257	18,719
Nordstrom, Inc.	146	7,579

		26,298

Multi-Utilities — 2.1%
CMS Energy Corp.	487	23,041
Sempra Energy	115	13,407
WEC Energy Group, Inc.	335	21,678

		58,126

Oil, Gas & Consumable Fuels — 4.0%
Concho Resources, Inc.*	148	20,434
Energen Corp.*	400	29,135
EQT Corp.	495	27,327
PBF Energy, Inc., Class A	213	8,947
Williams Cos., Inc. (The)	910	24,672

		110,515

Personal Products — 0.6%
Coty, Inc., Class A	579	8,162
Edgewell Personal Care Co.*	153	7,713

		15,875

Pharmaceuticals — 1.1%
Catalent, Inc.*	228	9,547
Jazz Pharmaceuticals plc*	123	21,262

		30,809

Professional Services — 0.1%
Verisk Analytics, Inc.*	26	2,838

Real Estate Management & Development —1.1%
CBRE Group, Inc., Class A*	615	29,342

Road & Rail — 0.5%
Old Dominion Freight Line, Inc.	101	15,030

Semiconductors & Semiconductor Equipment — 2.3%
Analog Devices, Inc.	120	11,471
Broadcom, Inc.	38	9,099
Cavium, Inc.*	225	19,462
Lam Research Corp.	89	15,401
Teradyne, Inc.	236	8,992

		64,425

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Software — 6.0%
Autodesk, Inc.*	123	16,072
Electronic Arts, Inc.*	113	15,992
Guidewire Software, Inc.*	111	9,846
Paycom Software, Inc.*	107	10,604
Proofpoint, Inc.*	108	12,477
Red Hat, Inc.*	147	19,806
ServiceNow, Inc.*	159	27,388
Splunk, Inc.*	162	16,056
Synopsys, Inc.*	141	12,044
Take-Two Interactive Software, Inc.*	95	11,197
Tyler Technologies, Inc.*	58	12,815

		164,297

Specialty Retail — 5.2%
AutoZone, Inc.*	23	15,694
Best Buy Co., Inc.	193	14,372
Floor & Decor Holdings, Inc., Class A*	76	3,747
Gap, Inc. (The)	434	14,057
O’Reilly Automotive, Inc.*	83	22,734
Ross Stores, Inc.	373	31,603
Tiffany & Co.	122	16,035
Tractor Supply Co.	163	12,430
Ulta Beauty, Inc.*	47	10,973

		141,645

Textiles, Apparel & Luxury Goods — 2.0%
Lululemon Athletica, Inc.*	132	16,430
PVH Corp.	111	16,639
Ralph Lauren Corp.	88	11,081

INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — continued
Tapestry, Inc.	203	9,487

		53,637

Trading Companies & Distributors — 0.9%
Fastenal Co.	174	8,363
MSC Industrial Direct Co., Inc., Class A	151	12,811
WW Grainger, Inc.	9	2,745

		23,919

Total Common Stocks (Cost $1,777,264)		2,655,061

Short-Term Investments — 3.0%
Investment Companies — 3.0%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (b) (Cost $80,883)	80,883	80,883

Total Investments — 100.1% (Cost $1,858,147)		2,735,944
Liabilities in Excess of Other Assets — (0.1%)		(2,236)

NET ASSETS — 100.0%		$2,733,708

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.3%
Aerospace & Defense — 1.0%
HEICO Corp., Class A	650	39,614

Air Freight & Logistics — 1.0%
XPO Logistics, Inc.*	394	39,441

Auto Components — 1.3%
Aptiv plc	550	50,397

Automobiles — 0.8%
Tesla, Inc.*	23	7,870
Thor Industries, Inc.	230	22,371

		30,241

Banks — 2.5%
Comerica, Inc.	370	33,631
East West Bancorp, Inc.	700	45,650
First Republic Bank	201	19,406

		98,687

Biotechnology — 4.0%
BioMarin Pharmaceutical, Inc.*	223	21,035
Exact Sciences Corp.*	396	23,647
Exelixis, Inc.*	1,117	24,044
Intercept Pharmaceuticals, Inc.*	223	18,718
Sage Therapeutics, Inc.*	144	22,525
Spark Therapeutics, Inc.*	254	20,988
Vertex Pharmaceuticals, Inc.*	162	27,464

		158,421

Building Products — 2.2%
Fortune Brands Home & Security, Inc.	446	23,967
Lennox International, Inc.	303	60,712

		84,679

Capital Markets — 5.4%
Affiliated Managers Group, Inc.	133	19,745
Ameriprise Financial, Inc.	167	23,346
Nasdaq, Inc.	547	49,879
S&P Global, Inc.	386	78,687
TD Ameritrade Holding Corp.	723	39,601

		211,258

Commercial Services & Supplies — 4.5%
Copart, Inc.*	1,076	60,842
Waste Connections, Inc.	1,537	115,681

		176,523

Communications Equipment — 2.9%
Arista Networks, Inc.*	196	50,370
Palo Alto Networks, Inc.*	309	63,576

		113,946

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction Materials — 2.3%
Eagle Materials, Inc.	348	36,574
Vulcan Materials Co.	422	54,433

		91,007

Containers & Packaging — 1.1%
Avery Dennison Corp.	424	43,270

Distributors — 0.9%
LKQ Corp.*	1,125	35,897

Diversified Consumer Services — 0.9%
Bright Horizons Family Solutions, Inc.*	327	33,473

Electronic Equipment, Instruments & Components — 3.3%
Amphenol Corp., Class A	678	59,073
Corning, Inc.	1,387	38,154
IPG Photonics Corp.*	148	32,653

		129,880

Health Care Equipment & Supplies — 2.9%
DexCom, Inc.*	428	40,680
Edwards Lifesciences Corp.*	235	34,194
ResMed, Inc.	373	38,666

		113,540

Health Care Providers & Services — 4.0%
Acadia Healthcare Co., Inc.*	747	30,549
AmerisourceBergen Corp.	236	20,098
Centene Corp.*	424	52,253
Premier, Inc., Class A*	662	24,069
WellCare Health Plans, Inc.*	118	29,130

		156,099

Health Care Technology — 1.7%
Teladoc, Inc.*	538	31,243
Veeva Systems, Inc., Class A*	484	37,227

		68,470

Hotels, Restaurants & Leisure — 3.5%
Hilton Worldwide Holdings, Inc.	793	62,801
Red Rock Resorts, Inc., Class A	1,158	38,786
Vail Resorts, Inc.	136	37,290

		138,877

Insurance — 0.8%
Progressive Corp. (The)	534	31,580

Internet & Direct Marketing Retail — 0.7%
Wayfair, Inc., Class A*	227	26,949

Internet Software & Services — 4.6%
DocuSign, Inc.*	133	7,053
GoDaddy, Inc., Class A*	971	68,538

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Internet Software & Services — continued
GrubHub, Inc.*	324	33,970
Spotify Technology SA*	172	28,904
Twitter, Inc.*	930	40,600

		179,065

IT Services — 6.8%
Fiserv, Inc.*	694	51,389
Gartner, Inc.*	403	53,516
Global Payments, Inc.	748	83,383
Square, Inc., Class A*	689	42,488
Worldpay, Inc.*	429	35,112

		265,888

Life Sciences Tools & Services — 0.8%
Illumina, Inc.*	114	31,804

Machinery — 5.9%
Fortive Corp.	703	54,224
Nordson Corp.	315	40,436
Oshkosh Corp.	594	41,763
Parker-Hannifin Corp.	129	20,042
Stanley Black & Decker, Inc.	311	41,277
WABCO Holdings, Inc.*	289	33,784

		231,526

Marine — 0.5%
Kirby Corp.*	236	19,721

Oil, Gas & Consumable Fuels — 1.5%
Concho Resources, Inc.*	423	58,484

Pharmaceuticals — 2.3%
Catalent, Inc.*	650	27,224
Jazz Pharmaceuticals plc*	353	60,869

		88,093

Professional Services — 0.2%
Verisk Analytics, Inc.*	76	8,206

Real Estate Management & Development — 1.2%
CBRE Group, Inc., Class A*	1,020	48,706

Road & Rail — 1.1%
Old Dominion Freight Line, Inc.	289	43,049

Semiconductors & Semiconductor Equipment — 3.9%
Broadcom, Inc.	107	26,019
Cavium, Inc.*	644	55,697
Lam Research Corp.	255	44,075
Teradyne, Inc.	671	25,557

		151,348

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — 11.1%
Autodesk, Inc.*	351	46,026
Electronic Arts, Inc.*	325	45,790
Guidewire Software, Inc.*	318	28,190
Paycom Software, Inc.*	307	30,350
Proofpoint, Inc.*	310	35,723
Red Hat, Inc.*	422	56,691
ServiceNow, Inc.*	454	78,366
Splunk, Inc.*	464	45,971
Take-Two Interactive Software, Inc.*	271	32,052
Tyler Technologies, Inc.*	165	36,713

		435,872

Specialty Retail — 6.0%
Floor & Decor Holdings, Inc., Class A*	217	10,691
O’Reilly Automotive, Inc.*	238	65,045
Ross Stores, Inc.	1,067	90,461
Tractor Supply Co.	465	35,583
Ulta Beauty, Inc.*	135	31,439

		233,219

Textiles, Apparel & Luxury Goods — 1.9%
Lululemon Athletica, Inc.*	377	47,031
Tapestry, Inc.	582	27,167

		74,198

Trading Companies & Distributors — 0.8%
Fastenal Co.	492	23,694
WW Grainger, Inc.	26	8,019

		31,713

Total Common Stocks (Cost $2,786,436)		3,773,141

Short-Term Investments — 2.9%
Investment Companies — 2.9%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (b) (Cost $114,331)	114,331	114,331

Total Investments — 99.2% (Cost $2,900,767)		3,887,472
Other Assets Less Liabilities — 0.8%		29,772

NET ASSETS — 100.0%		$3,917,244

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.2%
Auto Components — 0.7%
BorgWarner, Inc.	2,984	128,800

Banks — 7.6%
Citizens Financial Group, Inc.	4,040	157,148
Fifth Third Bancorp	8,833	253,512
First Republic Bank	1,651	159,781
Huntington Bancshares, Inc.	9,638	142,256
M&T Bank Corp.	1,905	324,101
SunTrust Banks, Inc.	4,147	273,795
Zions Bancorp	1,412	74,401

		1,384,994

Beverages — 3.1%
Constellation Brands, Inc., Class A	756	165,450
Dr Pepper Snapple Group, Inc.	2,439	297,584
Molson Coors Brewing Co., Class B	1,530	104,097

		567,131

Building Products — 0.8%
Fortune Brands Home & Security, Inc.	2,806	150,665

Capital Markets — 5.1%
Ameriprise Financial, Inc.	1,181	165,200
Invesco Ltd.	4,698	124,784
Northern Trust Corp.	1,933	198,837
Raymond James Financial, Inc.	1,886	168,495
T. Rowe Price Group, Inc.	2,409	279,667

		936,983

Chemicals — 0.9%
Sherwin-Williams Co. (The)	381	155,324

Communications Equipment — 0.8%
CommScope Holding Co., Inc.*	5,131	149,858

Consumer Finance — 1.0%
Ally Financial, Inc.	6,591	173,157

Containers & Packaging — 3.4%
Ball Corp.	7,766	276,088
Silgan Holdings, Inc.	5,842	156,730
WestRock Co.	3,265	186,154

		618,972

Distributors — 0.8%
Genuine Parts Co.	1,628	149,476

Electric Utilities — 2.4%
Edison International	1,464	92,649
Evergy, Inc.	1,108	62,227
Xcel Energy, Inc.	6,228	284,478

		439,354

INVESTMENTS	SHARES (000)	VALUE ($000)

Electrical Equipment — 2.0%
Acuity Brands, Inc.	914	105,909
AMETEK, Inc.	2,374	171,311
Hubbell, Inc.	906	95,764

		372,984

Electronic Equipment, Instruments & Components — 4.2%
Amphenol Corp., Class A	2,323	202,468
Arrow Electronics, Inc.*	2,629	197,881
CDW Corp.	2,540	205,228
Keysight Technologies, Inc.*	2,764	163,183

		768,760

Equity Real Estate Investment Trusts (REITs) — 10.3%
American Campus Communities, Inc.	2,098	89,942
American Homes 4 Rent, Class A	4,115	91,275
AvalonBay Communities, Inc.	1,094	188,094
Boston Properties, Inc.	1,490	186,905
Brixmor Property Group, Inc.	7,330	127,759
Essex Property Trust, Inc.	475	113,449
Federal Realty Investment Trust	1,275	161,331
JBG SMITH Properties	1,921	70,043
Kimco Realty Corp.	6,208	105,480
Outfront Media, Inc.	5,855	113,878
Park Hotels & Resorts, Inc.	1,771	54,260
Rayonier, Inc.	4,044	156,463
Regency Centers Corp.	1,590	98,735
Vornado Realty Trust	2,483	183,519
Weyerhaeuser Co.	3,764	137,217

		1,878,350

Food & Staples Retailing — 1.1%
Kroger Co. (The)	7,340	208,822

Food Products — 1.5%
Pinnacle Foods, Inc.	2,229	145,021
Post Holdings, Inc.*	1,509	129,814

		274,835

Gas Utilities — 0.9%
National Fuel Gas Co.	3,179	168,385

Health Care Equipment & Supplies — 1.1%
Zimmer Biomet Holdings, Inc.	1,788	199,234

Health Care Providers & Services — 5.5%
AmerisourceBergen Corp.	2,296	195,809
Cigna Corp.	1,186	201,531
Henry Schein, Inc.*	1,779	129,220
Humana, Inc.	523	155,676
Laboratory Corp. of America Holdings*	988	177,458

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — continued
Universal Health Services, Inc., Class B	1,348	150,245

		1,009,939

Hotels, Restaurants & Leisure — 1.8%
Hilton Worldwide Holdings, Inc.	3,422	270,887
Marriott International, Inc., Class A	448	56,711

		327,598

Household Durables — 2.4%
Mohawk Industries, Inc.*	1,463	313,486
Newell Brands, Inc.	5,070	130,746

		444,232

Household Products — 0.4%
Energizer Holdings, Inc.	1,249	78,661

Industrial Conglomerates — 1.0%
Carlisle Cos., Inc.	1,718	186,098

Insurance — 7.4%
Alleghany Corp.	171	98,107
Chubb Ltd.	333	42,310
Hartford Financial Services Group, Inc. (The)	4,736	242,144
Loews Corp.	6,422	310,036
Marsh & McLennan Cos., Inc.	1,850	151,685
Principal Financial Group, Inc.	1,736	91,924
Progressive Corp. (The)	2,467	145,943
Unum Group	2,363	87,407
WR Berkley Corp.	1,311	94,933
XL Group Ltd. (Bermuda)	1,638	91,634

		1,356,123

Internet & Direct Marketing Retail — 1.3%
Expedia Group, Inc.	1,896	227,883

Internet Software & Services — 0.5%
Match Group, Inc.*	2,216	85,861

IT Services — 1.1%
Jack Henry & Associates, Inc.	1,475	192,237

Machinery — 2.7%
IDEX Corp.	1,318	179,900
Middleby Corp. (The)*	697	72,829
Snap-on, Inc.	1,487	238,996

		491,725

Media — 1.3%
CBS Corp. (Non-Voting), Class B	2,198	123,594
DISH Network Corp., Class A*	3,136	105,385

		228,979

INVESTMENTS	SHARES (000)	VALUE ($000)

Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Starwood Property Trust, Inc.	3,091	67,110

Multiline Retail — 1.9%
Kohl’s Corp.	3,428	249,876
Nordstrom, Inc.	1,960	101,477

		351,353

Multi-Utilities — 4.2%
CMS Energy Corp.	6,503	307,456
Sempra Energy	1,543	179,116
WEC Energy Group, Inc.	4,475	289,284

		775,856

Oil, Gas & Consumable Fuels — 6.5%
Energen Corp.*	5,337	388,647
EQT Corp.	6,606	364,540
PBF Energy, Inc., Class A	2,855	119,705
Williams Cos., Inc. (The)	11,684	316,748

		1,189,640

Personal Products — 1.2%
Coty, Inc., Class A	7,748	109,251
Edgewell Personal Care Co.*	2,047	103,279

		212,530

Real Estate Management & Development — 0.9%
CBRE Group, Inc., Class A*	3,451	164,732

Semiconductors & Semiconductor Equipment — 0.8%
Analog Devices, Inc.	1,598	153,323

Software — 0.9%
Synopsys, Inc.*	1,881	160,965

Specialty Retail — 4.4%
AutoZone, Inc.*	312	209,612
Best Buy Co., Inc.	2,574	191,974
Gap, Inc. (The)	5,797	187,765
Tiffany & Co.	1,627	214,126

		803,477

Textiles, Apparel & Luxury Goods — 2.0%
PVH Corp.	1,484	222,158
Ralph Lauren Corp.	1,178	148,124

		370,282

Trading Companies & Distributors — 0.9%
MSC Industrial Direct Co., Inc., Class A	2,017	171,180

Total Common Stocks (Cost $11,226,264)		17,775,868

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.8%
Investment Companies — 2.8%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (b) (Cost $511,256)	511,256	511,256

Total Investments — 100.0% (Cost $11,737,520)		18,287,124
Liabilities in Excess of Other Assets — 0.0% (c)		(3,273)

NET ASSETS — 100.0%		$18,283,851

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
(c)	Amount rounds to less than 0.05% of net assets.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.3%
Aerospace & Defense — 1.0%
United Technologies Corp.	933	116,711

Airlines — 2.0%
Delta Air Lines, Inc.	3,205	158,795
Southwest Airlines Co.	1,356	68,988

		227,783

Banks — 14.8%
Bank of America Corp.	12,346	348,034
Citigroup, Inc.	2,142	143,352
Citizens Financial Group, Inc.	2,363	91,917
Fifth Third Bancorp	2,539	72,865
First Republic Bank	570	55,147
M&T Bank Corp.	1,043	177,469
PNC Financial Services Group, Inc. (The)	1,336	180,558
SunTrust Banks, Inc.	2,253	148,761
US Bancorp	2,560	128,076
Wells Fargo & Co.	6,056	335,751

		1,681,930

Beverages — 2.0%
Dr Pepper Snapple Group, Inc.	1,063	129,695
Molson Coors Brewing Co., Class B	1,420	96,648

		226,343

Capital Markets — 4.2%
Charles Schwab Corp. (The)	1,772	90,574
Invesco Ltd.	1,786	47,446
Morgan Stanley	1,978	93,768
Northern Trust Corp.	762	78,377
T. Rowe Price Group, Inc.	1,419	164,678

		474,843

Chemicals — 0.3%
AdvanSix, Inc.*	929	34,040

Communications Equipment — 1.7%
Cisco Systems, Inc.	2,924	125,841
CommScope Holding Co., Inc.*	2,182	63,737

		189,578

Construction Materials — 1.1%
Martin Marietta Materials, Inc.	542	121,062

Consumer Finance — 3.3%
Ally Financial, Inc.	1,994	52,370
American Express Co.	880	86,250
Capital One Financial Corp.	2,583	237,395

		376,015

INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — 2.5%
Ball Corp.	4,121	146,511
Graphic Packaging Holding Co.	4,081	59,218
WestRock Co.	1,479	84,314

		290,043

Distributors — 0.5%
Genuine Parts Co.	598	54,876

Diversified Telecommunication Services — 1.1%
AT&T, Inc.	1,059	34,002
Verizon Communications, Inc.	1,753	88,197

		122,199

Electric Utilities — 4.8%
American Electric Power Co., Inc.	1,785	123,605
Duke Energy Corp.	726	57,411
Edison International	921	58,266
Eversource Energy	988	57,901
NextEra Energy, Inc.	734	122,565
Xcel Energy, Inc.	2,681	122,448

		542,196

Electronic Equipment, Instruments & Components — 0.6%
Arrow Electronics, Inc.*	986	74,257

Energy Equipment & Services — 0.2%
Apergy Corp.*	500	20,879

Equity Real Estate Investment Trusts (REITs) — 6.9%
American Homes 4 Rent, Class A	3,395	75,309
Brixmor Property Group, Inc.	4,784	83,377
CorePoint Lodging, Inc.*	1,449	37,516
EastGroup Properties, Inc.	542	51,755
Federal Realty Investment Trust	435	55,037
Kimco Realty Corp.	4,279	72,696
Mid-America Apartment Communities, Inc.	1,062	106,896
Outfront Media, Inc.	3,339	64,938
Public Storage	489	110,844
Rayonier, Inc.	2,065	79,894
Weyerhaeuser Co.	1,357	49,469

		787,731

Food & Staples Retailing — 1.5%
Kroger Co. (The)	2,429	69,112
Walgreens Boots Alliance, Inc.	1,716	102,980

		172,092

Food Products — 0.9%
Post Holdings, Inc.*	1,175	101,065

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Equipment & Supplies — 0.5%
Medtronic plc	609	52,162

Health Care Providers & Services — 2.4%
Aetna, Inc.	390	71,633
CVS Health Corp.	453	29,175
HCA Healthcare, Inc.	543	55,695
UnitedHealth Group, Inc.	465	113,994

		270,497

Hotels, Restaurants & Leisure — 1.3%
Brinker International, Inc.	1,356	64,553
Hilton Worldwide Holdings, Inc.	1,050	83,127

		147,680

Household Products — 1.8%
Clorox Co. (The)	298	40,345
Energizer Holdings, Inc.	1,121	70,551
Procter & Gamble Co. (The)	1,261	98,421

		209,317

Industrial Conglomerates — 1.7%
Carlisle Cos., Inc.	642	69,493
Honeywell International, Inc.	879	126,623

		196,116

Insurance — 7.4%
Alleghany Corp.	73	42,085
American International Group, Inc.	2,453	130,036
Chubb Ltd.	654	83,102
Fairfax Financial Holdings Ltd. (Canada)	106	59,637
Hartford Financial Services Group, Inc. (The)	2,075	106,119
Loews Corp.	3,856	186,183
Marsh & McLennan Cos., Inc.	506	41,480
Prudential Financial, Inc.	397	37,128
Travelers Cos., Inc. (The)	935	114,347
Unum Group	1,215	44,950

		845,067

Internet & Direct Marketing Retail — 0.5%
Expedia Group, Inc.	507	60,959

Machinery — 1.5%
Dover Corp.	1,000	73,215
Illinois Tool Works, Inc.	413	57,283
Middleby Corp. (The)*	392	40,933

		171,431

Media — 4.2%
CBS Corp. (Non-Voting), Class B	1,223	68,784
Charter Communications, Inc., Class A*	437	128,217

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued
Clear Channel Outdoor Holdings, Inc., Class A	483	2,076
DISH Network Corp., Class A*	4,393	147,659
Entercom Communications Corp., Class A	6,373	48,118
Nexstar Media Group, Inc., Class A	1,203	88,285

		483,139

Multiline Retail — 1.8%
Kohl’s Corp.	1,593	116,160
Nordstrom, Inc.	1,790	92,692

		208,852

Oil, Gas & Consumable Fuels — 8.9%
ConocoPhillips	1,849	128,711
EQT Corp.	1,813	100,063
Exxon Mobil Corp.	2,668	220,683
Kinder Morgan, Inc.	6,961	122,999
Marathon Petroleum Corp.	1,270	89,069
Occidental Petroleum Corp.	1,517	126,959
PBF Energy, Inc., Class A	1,010	42,356
Phillips 66	1,068	119,911
Williams Cos., Inc. (The)	2,256	61,147

		1,011,898

Paper & Forest Products — 0.5%
KapStone Paper and Packaging Corp.	1,524	52,561

Personal Products — 0.5%
Coty, Inc., Class A	4,168	58,770

Pharmaceuticals — 6.4%
Allergan plc	678	112,983
Johnson & Johnson	1,405	170,522
Merck & Co., Inc.	2,754	167,170
Pfizer, Inc.	7,655	277,724

		728,399

Real Estate Management & Development — 0.8%
CBRE Group, Inc., Class A*	2,010	95,938

Semiconductors & Semiconductor Equipment — 2.7%
Analog Devices, Inc.	761	73,033
QUALCOMM, Inc.	1,096	61,515
Texas Instruments, Inc.	1,526	168,260

		302,808

Software — 1.2%
Microsoft Corp.	1,413	139,348

Specialty Retail — 3.8%
AutoZone, Inc.*	199	133,820
Best Buy Co., Inc.	725	54,091

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
Dick’s Sporting Goods, Inc.	791	27,883
Home Depot, Inc. (The)	387	75,585
Murphy USA, Inc.*	957	71,082
Tiffany & Co.	524	69,010

		431,471

Technology Hardware, Storage & Peripherals — 0.4%
Hewlett Packard Enterprise Co.	2,998	43,795

Textiles, Apparel & Luxury Goods — 0.6%
Columbia Sportswear Co.	691	63,164

Total Common Stocks (Cost $8,291,115)		11,187,015

	NO. OF RIGHTS
Rights — 0.0% (a)
Media — 0.0% (a)
Media General, Inc., CVR*‡ (Cost $ —)	2,982	147

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.2%
Investment Companies — 2.2%
JPMorgan U.S. Government Money Market Fund Institutional Class Shares, 1.80% (b)(c) (Cost $253,654)	253,654	253,654

Total Investments — 100.5% (Cost $8,544,769)		11,440,816
Liabilities in Excess of Other Assets — (0.5%)		(56,579)

NET ASSETS — 100.0%		$11,384,237

Percentages indicated are based on net assets.

Abbreviations

CVR	Contingent Value Rights

(a)	Amount rounds to less than 0.05% of net assets.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018

(Amounts in thousands, except per share amounts)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund		JPMorgan Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$8,411,704	$2,655,061		$3,773,141
Investments in affiliates, at value	218,911	80,883		114,331
Cash	—	3		—
Receivables:
Investment securities sold	85,021	75,146		82,370
Fund shares sold	8,219	1,479		7,558
Dividends from non-affiliates	1,163	2,386		1,052
Dividends from affiliates	280	101		165

Total Assets	8,725,298	2,815,059		3,978,617

LIABILITIES:
Payables:
Investment securities purchased	13,254	10,527		53,625
Fund shares redeemed	14,107	68,851		4,390
Accrued liabilities:
Investment advisory fees	4,105	1,356		2,088
Administration fees	201	88		248
Distribution fees	836	102		273
Service fees	860	155		324
Custodian and accounting fees	40	13		19
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	—
Other	308	259		406

Total Liabilities	33,711	81,351		61,373

Net Assets	$8,691,587	$2,733,708		$3,917,244

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$4,681,911	$1,667,630	$2,760,321
Accumulated undistributed (distributions in excess of) net investment income	(10,288)	5,278	(6,360)
Accumulated net realized gains (losses)	397,561	183,003	176,578
Net unrealized appreciation (depreciation)	3,622,403	877,797	986,705

Total Net Assets	$8,691,587	$2,733,708	$3,917,244

Net Assets:
Class A	$1,724,681	$402,897	$934,982
Class C	740,817	27,666	82,939
Class I	1,753,505	326,026	1,140,704
Class R2	43	443	38,486
Class R3	266	—	26,638
Class R4	12,005	—	14,320
Class R5	112,830	6,499	313,336
Class R6	4,347,440	1,970,177	1,365,839

Total	$8,691,587	$2,733,708	$3,917,244

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	79,353	7,813	30,321
Class C	38,665	557	3,404
Class I	78,408	6,231	32,187
Class R2	2	9	1,149
Class R3	12	—	756
Class R4	537	—	405
Class R5	4,958	124	8,740
Class R6	190,068	37,607	37,939

Net Asset Value (a):
Class A — Redemption price per share	$21.73	$51.57	$30.84
Class C — Offering price per share (b)	19.16	49.66	24.37
Class I — Offering and redemption price per share	22.36	52.32	35.44
Class R2 — Offering and redemption price per share	21.68	51.08	33.49
Class R3 — Offering and redemption price per share	21.74	—	35.23
Class R4 — Offering and redemption price per share	22.36	—	35.40
Class R5 — Offering and redemption price per share	22.76	52.35	35.85
Class R6 — Offering and redemption price per share	22.87	52.39	36.00
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$22.93	$54.43	$32.55

Cost of investments in non-affiliates	$4,789,301	$1,777,264	$2,786,436
Cost of investments in affiliates	218,911	80,883	114,331

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$17,775,868	$11,187,162
Investments in affiliates, at value	511,256	253,654
Receivables:
Investment securities sold	—	2,045
Fund shares sold	28,991	7,984
Dividends from non-affiliates	26,485	9,596
Dividends from affiliates	666	417

Total Assets	18,343,266	11,460,858

LIABILITIES:
Payables:
Due to custodian	2	—
Fund shares redeemed	45,670	68,214
Accrued liabilities:
Investment advisory fees	9,565	5,545
Administration fees	1,158	353
Distribution fees	595	654
Service fees	1,038	1,149
Custodian and accounting fees	84	55
Trustees’ and Chief Compliance Officer’s fees	23	3
Other	1,280	648

Total Liabilities	59,415	76,621

Net Assets	$18,283,851	$11,384,237

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$11,036,559	$8,124,426
Accumulated undistributed (distributions in excess of) net investment income	79,148	67,136
Accumulated net realized gains (losses)	618,540	296,628
Net unrealized appreciation (depreciation)	6,549,604	2,896,047

Total Net Assets	$18,283,851	$11,384,237

Net Assets:
Class A	$1,967,162	$1,346,080
Class C	214,331	591,602
Class I	2,985,882	2,296,056
Class L	11,795,588	3,255,993
Class R2	82,108	38
Class R3	62,576	1,132
Class R4	17,859	17,231
Class R5	84,457	6,114
Class R6	1,073,888	3,869,991

Total	$18,283,851	$11,384,237

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	50,128	38,050
Class C	5,688	16,808
Class I	75,204	64,498
Class L	293,343	91,422
Class R2	2,181	1
Class R3	1,606	32
Class R4	452	486
Class R5	2,104	172
Class R6	26,721	108,694

Net Asset Value (a):
Class A — Redemption price per share	$39.24	$35.38
Class C — Offering price per share (b)	37.68	35.20
Class I — Offering and redemption price per share	39.70	35.60
Class L — Offering and redemption price per share	40.21	35.62
Class R2 — Offering and redemption price per share	37.64	35.22
Class R3 — Offering and redemption price per share	38.97	35.11
Class R4 — Offering and redemption price per share	39.56	35.47
Class R5 — Offering and redemption price per share	40.15	35.57
Class R6 — Offering and redemption price per share	40.19	35.60
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$41.41	$37.34

Cost of investments in non-affiliates	$11,226,264	$8,291,115
Cost of investments in affiliates	511,256	253,654

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2018

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund		JPMorgan Mid Cap Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(a)	$—	(a)	$— (a)
Interest income from affiliates	5		1		1
Dividend income from non-affiliates	44,154		33,091		20,376
Dividend income from affiliates	3,073		1,049		1,500

Total investment income	47,232		34,141		21,877

EXPENSES:
Investment advisory fees	51,756		18,856		22,981
Administration fees	6,470		2,358		2,873
Distribution fees:
Class A	4,241		991		2,330
Class C	4,969		220		641
Class R2 (b)	—	(a)	2		191
Class R3	1		—		17
Service fees:
Class A	4,241		991		2,330
Class C	1,656		73		214
Class I	3,722		1,067		2,727
Class R2 (b)	—	(a)	1		95
Class R3	1		—		17
Class R4	12		—		13
Class R5	108		6		283
Custodian and accounting fees	219		76		108
Interest expense to affiliates	—		—	(a)	—
Professional fees	147		83		94
Trustees’ and Chief Compliance Officer’s fees	35		35		37
Printing and mailing costs	383		152		194
Registration and filing fees	381		144		213
Transfer agency fees (See Note 2.C.)	261		54		564
Other	178		48		69

Total expenses	78,781		25,157		35,991

Less fees waived	(6,794)		(2,565)		(1,980)
Less earnings credits	—	(a)	—		— (a)
Less expense reimbursements	(23)		—		(41)

Net expenses	71,964		22,592		33,970

Net investment income (loss)	(24,732)		11,549		(12,093)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	694,039		280,150		321,274
Change in net unrealized appreciation/depreciation on investments in non-affiliates	1,184,781		63,890		272,913

Net realized/unrealized gains (losses)	1,878,820		344,040		594,187

Change in net assets resulting from operations	$1,854,088		$355,589		$582,094

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$—	(a)
Interest income from affiliates	7	9
Dividend income from non-affiliates	319,092	250,315
Dividend income from affiliates	6,352	4,089

Total investment income	325,451	254,413

EXPENSES:
Investment advisory fees	120,919	75,968
Administration fees	15,119	9,498
Distribution fees:
Class A	5,237	3,633
Class C	2,347	5,040
Class R2 (b)	431	—	(a)
Class R3	115	2
Service fees:
Class A	5,237	3,633
Class C	782	1,680
Class I	7,518	6,001
Class L	12,236	3,837
Class R2 (b)	216	—	(a)
Class R3	114	2
Class R4	30	18
Class R5	79	5
Custodian and accounting fees	486	311
Professional fees	235	198
Trustees’ and Chief Compliance Officer’s fees	18	19
Printing and mailing costs	1,568	581
Registration and filing fees	583	456
Transfer agency fees (See Note 2.C.)	1,032	271
Other	423	179

Total expenses	174,725	111,332

Less fees waived	(14,187)	(10,541)
Less earnings credits	—	—	(a)
Less expense reimbursements	(539)	(35)

Net expenses	159,999	100,756

Net investment income (loss)	165,452	153,657

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	714,557	371,543
Change in net unrealized appreciation/depreciation on investments in non-affiliates	323,839	415,090

Net realized/unrealized gains (losses)	1,038,396	786,633

Change in net assets resulting from operations	$1,203,848	$940,290

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Value Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(24,732)	$(20,857)	$11,549	$8,576
Net realized gain (loss)	694,039	258,483	280,150	120,548
Change in net unrealized appreciation/depreciation	1,184,781	1,188,472	63,890	282,160

Change in net assets resulting from operations	1,854,088	1,426,098	355,589	411,284

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	—	(356)
From net realized gains	(69,162)	—	(21,659)	(10,459)
Class C
From net realized gains	(29,276)	—	(1,665)	(964)
Class I
From net investment income	—	—	(521)	(2,165)
From net realized gains	(52,479)	—	(19,740)	(20,374)
Class R2 (a)
From net investment income	—	—	—	— (b)
From net realized gains	(1)	—	(22)	(19)
Class R3 (c)
From net realized gains	(11)	—	—	—
Class R4 (c)
From net realized gains	(1)	—	—	—
Class R5
From net investment income	—	—	(17)	(11)
From net realized gains	(4,273)	—	(300)	(84)
Class R6
From net investment income	—	—	(7,565)	(6,472)
From net realized gains	(165,239)	—	(118,825)	(46,392)

Total distributions to shareholders	(320,442)	—	(170,314)	(87,296)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	60,031	(291,788)	(260,045)	120,141

NET ASSETS:
Change in net assets	1,593,677	1,134,310	(74,770)	444,129
Beginning of period	7,097,910	5,963,600	2,808,478	2,364,349

End of period	$8,691,587	$7,097,910	$2,733,708	$2,808,478

Accumulated undistributed (distributions in excess of) net investment income	$(10,288)	$(9,977)	$5,278	$2,627

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth Advantage Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective May 31, 2017 for JPMorgan Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(12,093)	$(9,289)	$165,452	$140,662
Net realized gain (loss)	321,274	128,903	714,557	458,502
Change in net unrealized appreciation/depreciation	272,913	403,806	323,839	1,674,398

Change in net assets resulting from operations	582,094	523,420	1,203,848	2,273,562

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(10,151)	(9,018)
From net realized gains	(64,175)	(449)	(40,349)	(135,546)
Class C
From net realized gains	(6,964)	(55)	(4,819)	(33,147)
Class I
From net investment income	—	—	(21,474)	(17,549)
From net realized gains	(64,653)	(390)	(54,995)	(155,821)
Class L
From net investment income	—	—	(115,010)	(100,129)
From net realized gains	—	—	(224,024)	(669,173)
Class R2
From net investment income	—	—	(285)	(133)
From net realized gains	(2,500)	(11)	(1,680)	(4,114)
Class R3 (a)
From net investment income	—	—	(401)	— (b)
From net realized gains	(102)	— (b)	(954)	(1)
Class R4 (a)
From net investment income	—	—	(124)	— (b)
From net realized gains	(242)	— (b)	(261)	(1)
Class R5 (c)
From net investment income	—	—	(715)	— (b)
From net realized gains	(16,962)	(96)	(1,450)	(1)
Class R6 (c)
From net investment income	—	—	(6,725)	(437)
From net realized gains	(63,898)	(275)	(12,644)	(2,480)

Total distributions to shareholders	(219,496)	(1,276)	(496,061)	(1,127,550)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	466,368	(285,349)	(826,948)	1,692,858

NET ASSETS:
Change in net assets	828,966	236,795	(119,161)	2,838,870
Beginning of period	3,088,278	2,851,483	18,403,012	15,564,142

End of period	$3,917,244	$3,088,278	$18,283,851	$18,403,012

Accumulated undistributed (distributions in excess of) net investment income	$(6,360)	$(5,294)	$79,148	$72,501

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Mid Cap Growth and JPMorgan Mid Cap Value Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Mid Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$153,657	$120,170
Net realized gain (loss)	371,543	526,307
Change in net unrealized appreciation/depreciation	415,090	1,078,370

Change in net assets resulting from operations	940,290	1,724,847

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(12,114)	(17,004)
From net realized gains	(14,662)	—
Class C
From net investment income	(1,306)	(4,071)
From net realized gains	(6,508)	—
Class I
From net investment income	(27,074)	(17,338)
From net realized gains	(23,851)	—
Class L
From net investment income	(51,294)	(51,645)
From net realized gains	(38,934)	—
Class R2 (a)
From net investment income	— (b)	—
From net realized gains	— (b)	—
Class R3 (c)
From net investment income	(9)	— (b)
From net realized gains	(8)	—
Class R4 (c)
From net investment income	(24)	— (b)
From net realized gains	(19)	—
Class R5 (c)
From net investment income	(65)	— (b)
From net realized gains	(50)	—
Class R6 (c)
From net investment income	(44,453)	(44,017)
From net realized gains	(33,205)	—

Total distributions to shareholders	(253,576)	(134,075)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(360,503)	(623,697)

NET ASSETS:
Change in net assets	326,211	967,075
Beginning of period	11,058,026	10,090,951

End of period	$11,384,237	$11,058,026

Accumulated undistributed (distributions in excess of) net investment income	$67,136	$57,021

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$385,379	$381,174	$69,668	$121,592
Distributions reinvested	67,889	—	21,589	10,791
Cost of shares redeemed	(604,708)	(822,569)	(90,548)	(133,304)

Change in net assets resulting from Class A capital transactions	$(151,440)	$(441,395)	$709	$(921)

Class C
Proceeds from shares issued	$167,812	$114,033	$2,589	$7,205
Distributions reinvested	27,785	—	1,665	964
Cost of shares redeemed	(179,201)	(227,966)	(8,820)	(13,282)

Change in net assets resulting from Class C capital transactions	$16,396	$(113,933)	$(4,566)	$(5,113)

Class I
Proceeds from shares issued	$820,383	$917,922	$67,824	$289,476
Distributions reinvested	48,329	—	19,948	19,559
Cost of shares redeemed	(1,088,919)	(424,343)	(567,749)	(241,418)

Change in net assets resulting from Class I capital transactions	$(220,207)	$493,579	$(479,977)	$67,617

Class R2 (a)
Proceeds from shares issued	$40	$—	$75	$107
Distributions reinvested	1	—	19	13
Cost of shares redeemed	(2)	—	(284)	(284)

Change in net assets resulting from Class R2 capital transactions	$39	$—	$(190)	$(164)

Class R3 (b)
Proceeds from shares issued	$379	$20	$—	$—
Distributions reinvested	11	—	—	—
Cost of shares redeemed	(187)	—	—	—

Change in net assets resulting from Class R3 capital transactions	$203	$20	$—	$—

Class R4 (b)
Proceeds from shares issued	$12,768	$20	$—	$—
Distributions reinvested	1	—	—	—
Cost of shares redeemed	(1,127)	—	—	—

Change in net assets resulting from Class R4 capital transactions	$11,642	$20	$—	$—

Class R5
Proceeds from shares issued	$22,793	$17,853	$4,460	$831
Distributions reinvested	4,273	—	317	95
Cost of shares redeemed	(31,002)	(23,614)	(361)	(2,320)

Change in net assets resulting from Class R5 capital transactions	$(3,936)	$(5,761)	$4,416	$(1,394)

Class R6
Proceeds from shares issued	$1,307,512	$161,959	$659,956	$173,778
Distributions reinvested	165,238	—	126,386	52,511
Cost of shares redeemed	(1,065,416)	(386,277)	(566,779)	(166,173)

Change in net assets resulting from Class R6 capital transactions	$407,334	$(224,318)	$219,563	$60,116

Total change in net assets resulting from capital transactions	$60,031	$(291,788)	$(260,045)	$120,141

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth Advantage Fund.
(b)	Commencement of offering of class of shares effective May 31, 2017 for JPMorgan Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	19,063	23,931	1,371	2,680
Reinvested	3,464	—	435	244
Redeemed	(29,518)	(51,511)	(1,784)	(2,942)

Change in Class A Shares	(6,991)	(27,580)	22	(18)

Class C
Issued	9,329	7,911	52	164
Reinvested	1,603	—	35	22
Redeemed	(10,165)	(16,036)	(180)	(302)

Change in Class C Shares	767	(8,125)	(93)	(116)

Class I
Issued	39,183	55,638	1,338	6,309
Reinvested	2,400	—	396	436
Redeemed	(55,106)	(26,275)	(11,347)	(5,239)

Change in Class I Shares	(13,523)	29,363	(9,613)	1,506

Class R2 (a)
Issued	2	—	3	2
Reinvested	— (b)	—	— (b)	— (b)
Redeemed	— (b)	—	(6)	(6)

Change in Class R2 Shares	2	—	(3)	(4)

Class R3 (c)
Issued	20	1	—	—
Reinvested	— (b)	—	—	—
Redeemed	(9)	—	—	—

Change in Class R3 Shares	11	1	—	—

Class R4 (c)
Issued	587	1	—	—
Reinvested	— (b)	—	—	—
Redeemed	(51)	—	—	—

Change in Class R4 Shares	536	1	—	—

Class R5
Issued	1,072	1,062	88	19
Reinvested	209	—	6	2
Redeemed	(1,457)	(1,434)	(7)	(49)

Change in Class R5 Shares	(176)	(372)	87	(28)

Class R6
Issued	63,769	9,786	13,118	3,807
Reinvested	8,033	—	2,502	1,169
Redeemed	(49,818)	(23,089)	(10,935)	(3,615)

Change in Class R6 Shares	21,984	(13,303)	4,685	1,361

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth Advantage Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective May 31, 2017 for JPMorgan Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$118,397	$98,041	$363,088	$419,157
Distributions reinvested	61,743	434	45,299	131,659
Cost of shares redeemed	(251,332)	(295,300)	(671,647)	(852,023)

Change in net assets resulting from Class A capital transactions	$(71,192)	$(196,825)	$(263,260)	$(301,207)

Class C
Proceeds from shares issued	$14,077	$16,838	$7,880	$23,292
Distributions reinvested	6,179	49	4,180	26,948
Cost of shares redeemed	(35,034)	(38,935)	(263,384)	(180,218)

Change in net assets resulting from Class C capital transactions	$(14,778)	$(22,048)	$(251,324)	$(129,978)

Class I
Proceeds from shares issued	$339,754	$310,137	$751,430	$963,041
Distributions reinvested	61,456	339	70,707	157,140
Cost of shares redeemed	(427,645)	(362,253)	(851,133)	(727,688)

Change in net assets resulting from Class I capital transactions	$(26,435)	$(51,777)	$(28,996)	$392,493

Class L
Proceeds from shares issued	$—	$—	$1,968,939	$3,537,449
Distributions reinvested	—	—	306,493	668,445
Cost of shares redeemed	—	—	(3,432,839)	(2,817,548)

Change in net assets resulting from Class L capital transactions	$—	$—	$(1,157,407)	$1,388,346

Class R2
Proceeds from shares issued	$14,239	$17,018	$17,627	$37,304
Distributions reinvested	2,362	10	1,815	3,910
Cost of shares redeemed	(17,165)	(19,788)	(25,651)	(26,653)

Change in net assets resulting from Class R2 capital transactions	$(564)	$(2,760)	$(6,209)	$14,561

Class R3 (a)
Proceeds from shares issued	$27,693	$154	$51,385	$19,636
Distributions reinvested	102	— (b)	1,347	1
Cost of shares redeemed	(1,822)	(12)	(10,294)	(706)

Change in net assets resulting from Class R3 capital transactions	$25,973	$142	$42,438	$18,931

Class R4 (a)
Proceeds from shares issued	$14,393	$122	$18,175	$3,529
Distributions reinvested	242	— (b)	385	1
Cost of shares redeemed	(897)	(2)	(4,544)	(38)

Change in net assets resulting from Class R4 capital transactions	$13,738	$120	$14,016	$3,492

Class R5 (c)
Proceeds from shares issued	$79,191	$40,930	$70,982	$30,405
Distributions reinvested	15,915	91	2,165	1
Cost of shares redeemed	(59,057)	(60,912)	(21,198)	(421)

Change in net assets resulting from Class R5 capital transactions	$36,049	$(19,891)	$51,949	$29,985

Class R6 (c)
Proceeds from shares issued	$649,363	$197,543	$924,565	$292,949
Distributions reinvested	63,657	274	18,935	2,917
Cost of shares redeemed	(209,443)	(190,127)	(171,655)	(19,631)

Change in net assets resulting from Class R6 capital transactions	$503,577	$7,690	$771,845	$276,235

Total change in net assets resulting from capital transactions	$466,368	$(285,349)	$(826,948)	$1,692,858

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Mid Cap Growth and JPMorgan Mid Cap Value Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Mid Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	3,941	3,890	9,353	11,445
Reinvested	2,145	18	1,153	3,648
Redeemed	(8,462)	(11,718)	(17,242)	(23,250)

Change in Class A Shares	(2,376)	(7,810)	(6,736)	(8,157)

Class C
Issued	586	818	210	663
Reinvested	271	3	111	778
Redeemed	(1,457)	(1,896)	(7,079)	(5,080)

Change in Class C Shares	(600)	(1,075)	(6,758)	(3,639)

Class I
Issued	9,954	10,786	19,096	26,028
Reinvested	1,861	12	1,778	4,300
Redeemed	(12,666)	(12,803)	(21,586)	(19,566)

Change in Class I Shares	(851)	(2,005)	(712)	10,762

Class L
Issued	—	—	49,400	94,419
Reinvested	—	—	7,611	18,060
Redeemed	—	—	(86,072)	(75,042)

Change in Class L Shares	—	—	(29,061)	37,437

Class R2
Issued	437	629	472	1,050
Reinvested	75	— (a)	48	113
Redeemed	(526)	(729)	(686)	(754)

Change in Class R2 Shares	(14)	(100)	(166)	409

Class R3 (b)
Issued	799	5	1,326	530
Reinvested	3	— (a)	34	— (a)
Redeemed	(51)	— (a)	(265)	(19)

Change in Class R3 Shares	751	5	1,095	511

Class R4 (b)
Issued	419	4	464	94
Reinvested	7	— (a)	10	— (a)
Redeemed	(25)	— (a)	(115)	(1)

Change in Class R4 Shares	401	4	359	93

Class R5 (c)
Issued	2,258	1,404	1,800	795
Reinvested	477	3	54	— (a)
Redeemed	(1,695)	(2,103)	(534)	(11)

Change in Class R5 Shares	1,040	(696)	1,320	784

Class R6 (c)
Issued	18,762	6,766	23,270	7,706
Reinvested	1,899	10	471	79
Redeemed	(6,005)	(6,595)	(4,290)	(515)

Change in Class R6 Shares	14,656	181	19,451	7,270

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Mid Cap Growth and JPMorgan Mid Cap Value Fund.
(c)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Mid Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$302,187	$526,758
Distributions reinvested	25,163	16,190
Cost of shares redeemed	(497,550)	(1,438,824)

Change in net assets resulting from Class A capital transactions	$(170,200)	$(895,876)

Class C
Proceeds from shares issued	$58,391	$124,351
Distributions reinvested	7,029	3,544
Cost of shares redeemed	(261,978)	(223,429)

Change in net assets resulting from Class C capital transactions	$(196,558)	$(95,534)

Class I
Proceeds from shares issued	$844,644	$1,247,895
Distributions reinvested	44,769	12,528
Cost of shares redeemed	(897,538)	(728,849)

Change in net assets resulting from Class I capital transactions	$(8,125)	$531,574

Class L
Proceeds from shares issued	$1,135,519	$1,631,959
Distributions reinvested	85,647	45,687
Cost of shares redeemed	(1,811,163)	(3,876,760)
Redemptions in-kind (See Note 7)	—	(644,712)

Change in net assets resulting from Class L capital transactions	$(589,997)	$(2,843,826)

Class R2 (a)
Proceeds from shares issued	$38	$—
Distributions reinvested	— (b)	—
Cost of shares redeemed	(1)	—

Change in net assets resulting from Class R2 capital transactions	$37	$—

Class R3 (c)
Proceeds from shares issued	$793	$393
Distributions reinvested	14	— (b)
Cost of shares redeemed	(103)	(15)

Change in net assets resulting from Class R3 capital transactions	$704	$378

Class R4 (c)
Proceeds from shares issued	$19,694	$31
Distributions reinvested	43	— (b)
Cost of shares redeemed	(2,597)	— (b)

Change in net assets resulting from Class R4 capital transactions	$17,140	$31

Class R5 (c)
Proceeds from shares issued	$6,381	$415
Distributions reinvested	115	— (b)
Cost of shares redeemed	(1,014)	— (b)

Change in net assets resulting from Class R5 capital transactions	$5,482	$415

Class R6 (c)
Proceeds from shares issued	$1,235,372	$2,989,115
Distributions reinvested	77,658	44,017
Cost of shares redeemed	(732,016)	(353,991)

Change in net assets resulting from Class R6 capital transactions	$581,014	$2,679,141

Total change in net assets resulting from capital transactions	$(360,503)	$(623,697)

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective September 9, 2016.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	8,673	16,726
Reinvested	704	497
Redeemed	(14,215)	(45,710)

Change in Class A Shares	(4,838)	(28,487)

Class C
Issued	1,674	3,919
Reinvested	198	109
Redeemed	(7,551)	(7,093)

Change in Class C Shares	(5,679)	(3,065)

Class I
Issued	24,044	38,266
Reinvested	1,245	383
Redeemed	(25,207)	(23,245)

Change in Class I Shares	82	15,404

Class L
Issued	32,262	51,361
Reinvested	2,380	1,397
Redeemed	(51,546)	(129,686)
Redemptions in-kind (See Note 7)	—	(19,228)

Change in Class L Shares	(16,904)	(96,156)

Class R2 (a)
Issued	1	—
Reinvested	— (b)	—
Redeemed	— (b)	—

Change in Class R2 Shares	1	—

Class R3 (c)
Issued	22	12
Reinvested	1	— (b)
Redeemed	(3)	— (b)

Change in Class R3 Shares	20	12

Class R4 (c)
Issued	558	1
Reinvested	1	— (b)
Redeemed	(74)	—

Change in Class R4 Shares	485	1

Class R5 (c)
Issued	186	12
Reinvested	3	— (b)
Redeemed	(29)	— (b)

Change in Class R5 Shares	160	12

Class R6 (c)
Issued	35,495	100,995
Reinvested	2,160	1,347
Redeemed	(20,295)	(11,008)

Change in Class R6 Shares	17,360	91,334

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Growth Advantage Fund
Class A
Year Ended June 30, 2018	$17.95	$(0.12)	$4.74	$4.62	$(0.84)
Year Ended June 30, 2017	14.42	(0.09)	3.62	3.53	—
Year Ended June 30, 2016	15.74	(0.08)	(0.71)	(0.79)	(0.53)
Year Ended June 30, 2015	14.24	(0.10)	2.17	2.07	(0.57)
Year Ended June 30, 2014	11.43	(0.07)	3.52	3.45	(0.64)

Class C
Year Ended June 30, 2018	15.99	(0.19)	4.20	4.01	(0.84)
Year Ended June 30, 2017	12.91	(0.15)	3.23	3.08	—
Year Ended June 30, 2016	14.22	(0.14)	(0.64)	(0.78)	(0.53)
Year Ended June 30, 2015	12.98	(0.15)	1.96	1.81	(0.57)
Year Ended June 30, 2014	10.51	(0.12)	3.23	3.11	(0.64)

Class I
Year Ended June 30, 2018	18.40	(0.07)	4.87	4.80	(0.84)
Year Ended June 30, 2017	14.75	(0.05)	3.70	3.65	—
Year Ended June 30, 2016	16.06	(0.06)	(0.72)	(0.78)	(0.53)
Year Ended June 30, 2015	14.50	(0.07)	2.20	2.13	(0.57)
Year Ended June 30, 2014	11.60	(0.04)	3.58	3.54	(0.64)

Class R2
July 31, 2017 (f) through June 30, 2018	18.47	(0.14)	4.19	4.05	(0.84)

Class R3
Year Ended June 30, 2018	17.96	(0.11)	4.73	4.62	(0.84)
May 31, 2017 (f) through June 30, 2017	17.85	(0.01)	0.12	0.11	—

Class R4
Year Ended June 30, 2018	18.40	(0.03)	4.83	4.80	(0.84)
May 31, 2017 (f) through June 30, 2017	18.29	— (g)	0.11	0.11	—

Class R5
Year Ended June 30, 2018	18.69	(0.04)	4.95	4.91	(0.84)
Year Ended June 30, 2017	14.96	(0.03)	3.76	3.73	—
Year Ended June 30, 2016	16.25	(0.03)	(0.73)	(0.76)	(0.53)
Year Ended June 30, 2015	14.63	(0.04)	2.23	2.19	(0.57)
Year Ended June 30, 2014	11.68	(0.02)	3.61	3.59	(0.64)

Class R6
Year Ended June 30, 2018	18.76	(0.02)	4.97	4.95	(0.84)
Year Ended June 30, 2017	15.00	(0.01)	3.77	3.76	—
Year Ended June 30, 2016	16.27	(0.01)	(0.73)	(0.74)	(0.53)
Year Ended June 30, 2015	14.64	(0.03)	2.23	2.20	(0.57)
December 23, 2013 (f) through June 30, 2014	13.86	(0.01)	0.79	0.78	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$21.73	26.22%	$1,724,681	1.16%	(0.57)%	1.25%	31%
17.95	24.48	1,550,092	1.24	(0.56)	1.32	34
14.42	(5.07)	1,643,136	1.25	(0.55)	1.35	46
15.74	14.99	1,174,260	1.24	(0.65)	1.35	46
14.24	30.69	717,564	1.24	(0.51)	1.31	62

19.16	25.60	740,817	1.66	(1.07)	1.76	31
15.99	23.86	605,999	1.74	(1.06)	1.82	34
12.91	(5.55)	594,190	1.75	(1.04)	1.85	46
14.22	14.43	321,500	1.74	(1.14)	1.84	46
12.98	30.12	144,229	1.74	(1.01)	1.81	62

22.36	26.56	1,753,505	0.92	(0.32)	1.00	31
18.40	24.75	1,691,899	1.00	(0.31)	1.04	34
14.75	(4.91)	922,981	1.08	(0.41)	1.09	46
16.06	15.14	1,219,501	1.09	(0.48)	1.09	46
14.50	31.03	975,175	1.05	(0.30)	1.06	62

21.68	22.39	43	1.41	(0.77)	1.59	31

21.74	26.20	266	1.15	(0.53)	1.28	31
17.96	0.62	20	1.25	(0.55)	1.25	34

22.36	26.56	12,005	0.88	(0.16)	1.00	31
18.40	0.60	20	0.99	(0.29)	1.00	34

22.76	26.74	112,830	0.77	(0.18)	0.85	31
18.69	24.93	95,952	0.85	(0.17)	0.88	34
14.96	(4.72)	82,358	0.89	(0.20)	0.90	46
16.25	15.42	58,686	0.86	(0.25)	0.87	46
14.63	31.25	1,453,864	0.85	(0.11)	0.86	62

22.87	26.86	4,347,440	0.67	(0.07)	0.75	31
18.76	25.07	3,153,928	0.74	(0.06)	0.75	34
15.00	(4.59)	2,720,935	0.76	(0.07)	0.76	46
16.27	15.48	2,414,333	0.76	(0.17)	0.77	46
14.64	5.63	271,958	0.80	(0.15)	0.82	62

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Equity Fund
Class A
Year Ended June 30, 2018	$48.53	$— (f)	$5.89	$5.89	$—	$(2.85)	$(2.85)
Year Ended June 30, 2017	42.95	(0.02)	7.02	7.00	(0.05)	(1.37)	(1.42)
Year Ended June 30, 2016	47.12	(0.01)	(2.02)	(2.03)	(0.03)	(2.11)	(2.14)
Year Ended June 30, 2015	44.91	(0.03)	4.32	4.29	(0.02)	(2.06)	(2.08)
Year Ended June 30, 2014	38.10	(0.04)	10.25	10.21	(0.02)	(3.38)	(3.40)

Class C
Year Ended June 30, 2018	47.05	(0.24)	5.70	5.46	—	(2.85)	(2.85)
Year Ended June 30, 2017	41.85	(0.25)	6.82	6.57	—	(1.37)	(1.37)
Year Ended June 30, 2016	46.16	(0.23)	(1.97)	(2.20)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.21	(0.25)	4.23	3.98	—	(2.03)	(2.03)
Year Ended June 30, 2014	37.71	(0.24)	10.12	9.88	—	(3.38)	(3.38)

Class I
Year Ended June 30, 2018	49.13	0.14	5.97	6.11	(0.07)	(2.85)	(2.92)
Year Ended June 30, 2017	43.41	0.14	7.09	7.23	(0.14)	(1.37)	(1.51)
Year Ended June 30, 2016	47.47	0.11	(1.99)	(1.88)	(0.07)	(2.11)	(2.18)
Year Ended June 30, 2015	45.15	0.13	4.34	4.47	(0.09)	(2.06)	(2.15)
Year Ended June 30, 2014	38.22	0.11	10.30	10.41	(0.10)	(3.38)	(3.48)

Class R2
Year Ended June 30, 2018	48.21	(0.14)	5.86	5.72	—	(2.85)	(2.85)
Year Ended June 30, 2017	42.75	(0.14)	6.98	6.84	(0.01)	(1.37)	(1.38)
Year Ended June 30, 2016	46.98	(0.13)	(1.99)	(2.12)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.87	(0.14)	4.30	4.16	—	(2.05)	(2.05)
March 14, 2014 (g) through June 30, 2014	42.92	(0.05)	2.01	1.96	(0.01)	—	(0.01)

Class R5
Year Ended June 30, 2018	49.17	0.24	5.94	6.18	(0.15)	(2.85)	(3.00)
Year Ended June 30, 2017	43.43	0.18	7.11	7.29	(0.18)	(1.37)	(1.55)
Year Ended June 30, 2016	47.49	0.18	(2.03)	(1.85)	(0.10)	(2.11)	(2.21)
Year Ended June 30, 2015	45.15	0.20	4.33	4.53	(0.13)	(2.06)	(2.19)
March 14, 2014 (g) through June 30, 2014	43.14	0.04	2.02	2.06	(0.05)	—	(0.05)

Class R6
Year Ended June 30, 2018	49.18	0.27	5.96	6.23	(0.17)	(2.85)	(3.02)
Year Ended June 30, 2017	43.44	0.21	7.09	7.30	(0.19)	(1.37)	(1.56)
Year Ended June 30, 2016	47.49	0.20	(2.02)	(1.82)	(0.12)	(2.11)	(2.23)
Year Ended June 30, 2015	45.15	0.20	4.34	4.54	(0.14)	(2.06)	(2.20)
March 14, 2014 (g) through June 30, 2014	43.14	0.04	2.02	2.06	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$51.57	12.37%	$402,897	1.17%	0.01%	1.25%	31%
48.53	16.61	378,055	1.24	(0.05)	1.37	38
42.95	(4.17)	335,424	1.25	(0.03)	1.43	39
47.12	9.99	232,320	1.24	(0.06)	1.44	41
44.91	27.96	156,016	1.24	(0.08)	1.41	47

49.66	11.83	27,666	1.67	(0.50)	1.76	31
47.05	16.01	30,596	1.74	(0.56)	1.92	38
41.85	(4.64)	32,045	1.75	(0.54)	1.96	39
46.16	9.44	25,597	1.74	(0.56)	1.91	41
44.21	27.34	20,018	1.74	(0.57)	1.93	47

52.32	12.68	326,026	0.89	0.26	1.00	31
49.13	17.01	778,378	0.89	0.30	1.08	38
43.41	(3.81)	622,440	0.90	0.25	1.20	39
47.47	10.35	1,773,929	0.89	0.29	1.16	41
45.15	28.45	1,773,321	0.89	0.27	1.18	47

51.08	12.09	443	1.43	(0.28)	1.57	31
48.21	16.30	600	1.49	(0.31)	1.69	38
42.75	(4.38)	688	1.50	(0.30)	1.81	39
46.98	9.71	823	1.49	(0.31)	1.69	41
44.87	4.56	688	1.47	(0.41)	1.60	47

52.35	12.83	6,499	0.75	0.47	0.85	31
49.17	17.14	1,804	0.79	0.40	0.87	38
43.43	(3.73)	2,840	0.80	0.42	0.91	39
47.49	10.49	1,636	0.79	0.43	0.88	41
45.15	4.77	91	0.78	0.27	0.91	47

52.39	12.93	1,970,177	0.67	0.51	0.75	31
49.18	17.18	1,619,045	0.74	0.45	0.75	38
43.44	(3.66)	1,370,912	0.74	0.46	0.77	39
47.49	10.53	1,268,988	0.74	0.45	0.80	41
45.15	4.78	823,036	0.73	0.34	0.86	47

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Mid Cap Growth Fund
Class A
Year Ended June 30, 2018	$27.99	$(0.19)		$5.18	$4.99	$(2.14)
Year Ended June 30, 2017	23.43	(0.14)		4.71	4.57	(0.01)
Year Ended June 30, 2016	27.71	(0.15)		(2.67)	(2.82)	(1.46)
Year Ended June 30, 2015	27.49	(0.18)		3.19	3.01	(2.79)
Year Ended June 30, 2014	22.99	(0.13	)(f)	7.42	7.29	(2.79)

Class C
Year Ended June 30, 2018	22.64	(0.27)		4.14	3.87	(2.14)
Year Ended June 30, 2017	19.05	(0.22)		3.82	3.60	(0.01)
Year Ended June 30, 2016	22.93	(0.22)		(2.20)	(2.42)	(1.46)
Year Ended June 30, 2015	23.35	(0.26)		2.63	2.37	(2.79)
Year Ended June 30, 2014	19.97	(0.22	)(f)	6.39	6.17	(2.79)

Class I
Year Ended June 30, 2018	31.79	(0.10)		5.89	5.79	(2.14)
Year Ended June 30, 2017	26.52	(0.07)		5.35	5.28	(0.01)
Year Ended June 30, 2016	31.06	(0.09)		(2.99)	(3.08)	(1.46)
Year Ended June 30, 2015	30.39	(0.11)		3.57	3.46	(2.79)
Year Ended June 30, 2014	25.08	(0.06	)(f)	8.16	8.10	(2.79)

Class R2
Year Ended June 30, 2018	30.31	(0.28)		5.60	5.32	(2.14)
Year Ended June 30, 2017	25.41	(0.21)		5.12	4.91	(0.01)
Year Ended June 30, 2016	29.96	(0.18)		(2.91)	(3.09)	(1.46)
Year Ended June 30, 2015	29.54	(0.24)		3.45	3.21	(2.79)
Year Ended June 30, 2014	24.56	(0.20	)(f)	7.97	7.77	(2.79)

Class R3
Year Ended June 30, 2018	31.71	(0.19)		5.85	5.66	(2.14)
September 9, 2016 (g) through June 30, 2017	27.06	(0.13)		4.79	4.66	(0.01)

Class R4
Year Ended June 30, 2018	31.77	(0.12)		5.89	5.77	(2.14)
September 9, 2016 (g) through June 30, 2017	27.06	(0.06)		4.78	4.72	(0.01)

Class R5
Year Ended June 30, 2018	32.09	(0.06)		5.96	5.90	(2.14)
Year Ended June 30, 2017	26.74	(0.03)		5.39	5.36	(0.01)
Year Ended June 30, 2016	31.26	(0.03)		(3.03)	(3.06)	(1.46)
Year Ended June 30, 2015	30.52	(0.07)		3.60	3.53	(2.79)
Year Ended June 30, 2014	25.15	(0.02	)(f)	8.18	8.16	(2.79)

Class R6
Year Ended June 30, 2018	32.20	(0.04)		5.98	5.94	(2.14)
Year Ended June 30, 2017	26.82	(0.02)		5.41	5.39	(0.01)
Year Ended June 30, 2016	31.33	(0.02)		(3.03)	(3.05)	(1.46)
Year Ended June 30, 2015	30.57	(0.06)		3.61	3.55	(2.79)
Year Ended June 30, 2014	25.17	—	(f)(h)	8.19	8.19	(2.79)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income(loss) per share would have been $(0.14), $(0.23), $(0.06), $(0.20), $(0.02) and $(0.01) and for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.03)%, (0.22)%, (0.73)%, (0.08)%, (0.03)% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$30.84	18.39%	$934,982	1.23%	(0.62)%		1.30%	56%
27.99	19.52	915,226	1.23	(0.56)		1.36	41
23.43	(10.29)	949,148	1.24	(0.59)		1.40	56
27.71	12.37	984,262	1.23	(0.68)		1.35	57
27.49	33.44	765,310	1.24	(0.51	)(f)	1.37	69

24.37	17.76	82,939	1.73	(1.12)		1.76	56
22.64	18.92	90,640	1.73	(1.06)		1.85	41
19.05	(10.70)	96,729	1.74	(1.08)		1.90	56
22.93	11.78	75,494	1.73	(1.19)		1.86	57
23.35	32.85	41,047	1.73	(1.01	)(f)	1.86	69

35.44	18.72	1,140,704	0.92	(0.30)		1.00	56
31.79	19.92	1,050,151	0.92	(0.25)		1.08	41
26.52	(10.01)	929,489	0.93	(0.31)		1.13	56
31.06	12.68	1,562,284	0.92	(0.37)		1.12	57
30.39	33.91	1,254,748	0.93	(0.20	)(f)	1.12	69

33.49	18.06	38,486	1.48	(0.87)		1.57	56
30.31	19.34	35,242	1.42	(0.74)		1.69	41
25.41	(10.42)	32,092	1.40	(0.71)		1.71	56
29.96	12.18	9,868	1.39	(0.85)		1.64	57
29.54	33.25	1,852	1.40	(0.71	)(f)	1.59	69

35.23	18.34	26,638	1.23	(0.54)		1.26	56
31.71	17.24	152	1.23	(0.54)		1.42	41

35.40	18.66	14,320	0.98	(0.33)		1.01	56
31.77	17.46	129	0.98	(0.23)		1.10	41

35.85	18.89	313,336	0.78	(0.16)		0.85	56
32.09	20.06	247,068	0.78	(0.10)		0.89	41
26.74	(9.87)	224,498	0.79	(0.13)		0.91	56
31.26	12.87	164,713	0.78	(0.25)		0.87	57
30.52	34.06	27,454	0.79	(0.06	)(f)	0.92	69

36.00	18.95	1,365,839	0.73	(0.11)		0.76	56
32.20	20.11	749,670	0.73	(0.06)		0.76	41
26.82	(9.82)	619,527	0.73	(0.06)		0.77	56
31.33	12.92	265,905	0.73	(0.19)		0.78	57
30.57	34.16	86,150	0.74	(0.01	)(f)	0.86	69

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund
Class A
Year Ended June 30, 2018	$37.80	$0.20		$2.14	$2.34	$(0.18)	$(0.72)	$(0.90)
Year Ended June 30, 2017	35.41	0.17		4.60	4.77	(0.14)	(2.24)	(2.38)
Year Ended June 30, 2016	36.98	0.19		0.33	0.52	(0.14)	(1.95)	(2.09)
Year Ended June 30, 2015	37.25	0.20		2.52	2.72	(0.20)	(2.79)	(2.99)
Year Ended June 30, 2014	31.68	0.15	(f)	7.02	7.17	(0.15)	(1.45)	(1.60)

Class C
Year Ended June 30, 2018	36.35	(0.02)		2.07	2.05	—	(0.72)	(0.72)
Year Ended June 30, 2017	34.17	(0.02)		4.44	4.42	—	(2.24)	(2.24)
Year Ended June 30, 2016	35.79	0.01		0.32	0.33	—	(1.95)	(1.95)
Year Ended June 30, 2015	36.19	0.01		2.44	2.45	(0.06)	(2.79)	(2.85)
Year Ended June 30, 2014	30.84	(0.03	)(f)	6.83	6.80	— (g)	(1.45)	(1.45)

Class I
Year Ended June 30, 2018	38.24	0.30		2.16	2.46	(0.28)	(0.72)	(1.00)
Year Ended June 30, 2017	35.79	0.27		4.66	4.93	(0.24)	(2.24)	(2.48)
Year Ended June 30, 2016	37.36	0.28		0.33	0.61	(0.23)	(1.95)	(2.18)
Year Ended June 30, 2015	37.61	0.28		2.55	2.83	(0.29)	(2.79)	(3.08)
Year Ended June 30, 2014	31.95	0.23	(f)	7.10	7.33	(0.22)	(1.45)	(1.67)

Class L
Year Ended June 30, 2018	38.70	0.40		2.20	2.60	(0.37)	(0.72)	(1.09)
Year Ended June 30, 2017	36.19	0.36		4.71	5.07	(0.32)	(2.24)	(2.56)
Year Ended June 30, 2016	37.76	0.37		0.33	0.70	(0.32)	(1.95)	(2.27)
Year Ended June 30, 2015	37.99	0.40		2.56	2.96	(0.40)	(2.79)	(3.19)
Year Ended June 30, 2014	32.26	0.32	(f)	7.17	7.49	(0.31)	(1.45)	(1.76)

Class R2
Year Ended June 30, 2018	36.33	0.10		2.05	2.15	(0.12)	(0.72)	(0.84)
Year Ended June 30, 2017	34.14	0.07		4.43	4.50	(0.07)	(2.24)	(2.31)
Year Ended June 30, 2016	35.73	0.10		0.32	0.42	(0.06)	(1.95)	(2.01)
Year Ended June 30, 2015	36.14	0.10		2.43	2.53	(0.15)	(2.79)	(2.94)
Year Ended June 30, 2014	30.81	0.06	(f)	6.82	6.88	(0.10)	(1.45)	(1.55)

Class R3
Year Ended June 30, 2018	37.67	0.21		2.11	2.32	(0.30)	(0.72)	(1.02)
September 9, 2016 (h) through June 30, 2017	35.78	0.26		4.15	4.41	(0.28)	(2.24)	(2.52)

Class R4
Year Ended June 30, 2018	38.16	0.33		2.13	2.46	(0.34)	(0.72)	(1.06)
September 9, 2016 (h) through June 30, 2017	36.18	0.38		4.15	4.53	(0.31)	(2.24)	(2.55)

Class R5
Year Ended June 30, 2018	38.67	0.38		2.17	2.55	(0.35)	(0.72)	(1.07)
September 9, 2016 (h) through June 30, 2017	36.60	0.36		4.28	4.64	(0.33)	(2.24)	(2.57)

Class R6
Year Ended June 30, 2018	38.69	0.43		2.16	2.59	(0.37)	(0.72)	(1.09)
September 9, 2016 (h) through June 30, 2017	36.60	0.32		4.34	4.66	(0.33)	(2.24)	(2.57)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.14, $(0.03), $0.23, $0.32 and $0.05 for Class A, Class C, Class I, Class L and Class R2 Shares, respectively and the net investment income (loss) ratio would have been 0.41%, (0.10)%, 0.66%, 0.90% and 0.16% for Class A, Class C, Class I, Class L and Class R2 Shares, respectively.

(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$39.24	6.20%	$1,967,162	1.23%	0.51%		1.26%	13%
37.80	13.83	2,149,689	1.23	0.45		1.36	23
35.41	1.85	2,302,567	1.24	0.54		1.41	20
36.98	7.68	2,623,772	1.23	0.53		1.38	18
37.25	23.25	3,404,974	1.23	0.42	(f)	1.37	25

37.68	5.65	214,331	1.74	(0.06)		1.75	13
36.35	13.27	452,351	1.74	(0.06)		1.80	23
34.17	1.35	549,619	1.75	0.03		1.83	20
35.79	7.12	595,385	1.74	0.03		1.84	18
36.19	22.63	608,283	1.74	(0.09	)(f)	1.87	25

39.70	6.44	2,985,882	0.98	0.77		1.00	13
38.24	14.15	2,902,646	0.98	0.72		1.07	23
35.79	2.11	2,332,160	0.99	0.80		1.11	20
37.36	7.92	2,347,703	0.98	0.75		1.10	18
37.61	23.59	2,967,759	0.98	0.67	(f)	1.12	25

40.21	6.73	11,795,588	0.74	1.00		0.86	13
38.70	14.39	12,478,637	0.74	0.96		0.91	23
36.19	2.35	10,313,629	0.75	1.04		0.94	20
37.76	8.19	10,320,516	0.74	1.05		0.94	18
37.99	23.88	8,581,992	0.74	0.92	(f)	0.97	25

37.64	5.93	82,108	1.49	0.26		1.51	13
36.33	13.53	85,287	1.49	0.21		1.65	23
34.14	1.61	66,167	1.50	0.29		1.75	20
35.73	7.38	71,697	1.49	0.28		1.71	18
36.14	22.94	71,958	1.49	0.17	(f)	1.62	25

38.97	6.17	62,576	1.24	0.55		1.25	13
37.67	12.70	19,262	1.24	0.87		1.35	23

39.56	6.45	17,859	0.99	0.83		1.00	13
38.16	12.89	3,537	0.99	1.26		1.10	23

40.15	6.61	84,457	0.84	0.96		0.85	13
38.67	13.06	30,334	0.84	1.18		1.02	23

40.19	6.71	1,073,888	0.74	1.08		0.75	13
38.69	13.13	281,269	0.74	1.05		0.75	23

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund
Class A
Year Ended June 30, 2018	$33.40	$0.35	(f)	$2.26	$2.61	$(0.28)	$(0.35)	$(0.63)
Year Ended June 30, 2017	28.66	0.27		4.77	5.04	(0.30)	—	(0.30)
Year Ended June 30, 2016	29.84	0.27		(0.99)	(0.72)	(0.17)	(0.29)	(0.46)
Year Ended June 30, 2015	29.15	0.19		1.47	1.66	(0.26)	(0.71)	(0.97)
Year Ended June 30, 2014	24.64	0.34		5.03	5.37	(0.16)	(0.70)	(0.86)

Class C
Year Ended June 30, 2018	33.20	0.18	(f)	2.24	2.42	(0.07)	(0.35)	(0.42)
Year Ended June 30, 2017	28.52	0.11		4.74	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2016	29.72	0.14		(0.99)	(0.85)	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2015	29.08	0.04		1.47	1.51	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2014	24.61	0.20		5.02	5.22	(0.05)	(0.70)	(0.75)

Class I
Year Ended June 30, 2018	33.62	0.44	(f)	2.28	2.72	(0.39)	(0.35)	(0.74)
Year Ended June 30, 2017	28.86	0.35		4.80	5.15	(0.39)	—	(0.39)
Year Ended June 30, 2016	29.99	0.33		(0.98)	(0.65)	(0.19)	(0.29)	(0.48)
Year Ended June 30, 2015	29.27	0.27		1.48	1.75	(0.32)	(0.71)	(1.03)
Year Ended June 30, 2014	24.72	0.42		5.03	5.45	(0.20)	(0.70)	(0.90)

Class L
Year Ended June 30, 2018	33.63	0.50	(f)	2.29	2.79	(0.45)	(0.35)	(0.80)
Year Ended June 30, 2017	28.86	0.41		4.82	5.23	(0.46)	—	(0.46)
Year Ended June 30, 2016	30.06	0.43		(1.02)	(0.59)	(0.32)	(0.29)	(0.61)
Year Ended June 30, 2015	29.31	0.34		1.50	1.84	(0.38)	(0.71)	(1.09)
Year Ended June 30, 2014	24.74	0.48		5.04	5.52	(0.25)	(0.70)	(0.95)

Class R2
July 31, 2017 (g) through June 30, 2018	34.04	0.25	(f)	1.64	1.89	(0.36)	(0.35)	(0.71)

Class R3
Year Ended June 30, 2018	33.24	0.35	(f)	2.26	2.61	(0.39)	(0.35)	(0.74)
September 9, 2016 (g) through June 30, 2017	29.33	0.29		4.06	4.35	(0.44)	—	(0.44)

Class R4
Year Ended June 30, 2018	33.55	0.51	(f)	2.20	2.71	(0.44)	(0.35)	(0.79)
September 9, 2016 (g) through June 30, 2017	29.56	0.27		4.18	4.45	(0.46)	—	(0.46)

Class R5
Year Ended June 30, 2018	33.59	0.50	(f)	2.28	2.78	(0.45)	(0.35)	(0.80)
September 9, 2016 (g) through June 30, 2017	29.57	0.30		4.20	4.50	(0.48)	—	(0.48)

Class R6
Year Ended June 30, 2018	33.61	0.54	(f)	2.26	2.80	(0.46)	(0.35)	(0.81)
September 9, 2016 (g) through June 30, 2017	29.57	0.36		4.17	4.53	(0.49)	—	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$35.38	7.81%	$1,346,080	1.17%	1.01	%(f)	1.25%	23%
33.40	17.60	1,432,370	1.24	0.85		1.36	24
28.66	(2.34)	2,045,698	1.24	0.98		1.43	26
29.84	5.78	2,440,061	1.24	0.64		1.41	17
29.15	22.19	1,701,250	1.24	1.26		1.33	36

35.20	7.27	591,602	1.67	0.51	(f)	1.75	23
33.20	17.02	746,521	1.74	0.34		1.81	24
28.52	(2.82)	728,800	1.74	0.49		1.85	26
29.72	5.26	701,023	1.73	0.14		1.83	17
29.08	21.58	402,880	1.74	0.74		1.83	36

35.60	8.07	2,296,056	0.92	1.26	(f)	1.00	23
33.62	17.89	2,165,577	0.99	1.09		1.04	24
28.86	(2.10)	1,414,635	0.99	1.16		1.05	26
29.99	6.05	3,095,251	0.99	0.89		1.05	17
29.27	22.49	2,546,808	0.99	1.53		1.08	36

35.62	8.29	3,255,993	0.74	1.42	(f)	0.85	23
33.63	18.17	3,643,327	0.75	1.32		0.87	24
28.86	(1.87)	5,901,818	0.74	1.50		0.88	26
30.06	6.36	5,058,172	0.74	1.15		0.90	17
29.31	22.77	3,042,506	0.74	1.77		0.93	36

35.22	5.54	38	1.41	0.78	(f)	1.61	23

35.11	7.82	1,132	1.15	1.01	(f)	1.28	23
33.24	14.87	385	1.24	1.09		1.36	24

35.47	8.07	17,231	0.89	1.43	(f)	1.00	23
33.55	15.10	34	1.00	1.05		1.08	24

35.57	8.25	6,114	0.76	1.41	(f)	0.88	23
33.59	15.27	422	0.83	1.14		0.89	24

35.60	8.31	3,869,991	0.67	1.52	(f)	0.75	23
33.61	15.35	3,069,390	0.74	1.39		0.75	24

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, and with JPM I, JPM II and JPMMFIT, collectively, the “Trusts”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 5 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Growth Advantage Fund	Class A, Class C, Class I, Class R2*, Class R3**, Class R4**, Class R5 and Class R6	JPMMFIT	Diversified
JPMorgan Mid Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Mid Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3***, Class R4***, Class R5 and Class R6	JPM II	Diversified
JPMorgan Mid Cap Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3***, Class R4***, Class R5**** and Class R6****	JPMFMFG	Diversified
JPMorgan Value Advantage Fund	Class A, Class C, Class I, Class L, Class R2*, Class R3***, Class R4***, Class R5**** and Class R6****	JPM I	Diversified

*	Class R2 Shares commenced operations on July 31, 2017 for JPMorgan Growth Advantage Fund and JPMorgan Value Advantage Fund.
**	Class R3 and Class R4 Shares commenced operations on May 31, 2017 for JPMorgan Growth Advantage Fund.
***	Class R3 and Class R4 Shares commenced operations on September 9, 2016 for JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund and JPMorgan Value Advantage Fund.
****	Class R5 and Class R6 Shares commenced operations on September 9, 2016 for JPMorgan Mid Cap Value Fund and JPMorgan Value Advantage Fund.

The investment objective of JPMorgan Growth Advantage Fund (“Growth Advantage Fund”) and JPMorgan Mid Cap Equity Fund (“Mid Cap Equity Fund”) is to seek to provide long-term capital growth.

The investment objective of JPMorgan Mid Cap Growth Fund (“Mid Cap Growth Fund”) is to seek growth of capital.

The investment objective of JPMorgan Mid Cap Value Fund (“Mid Cap Value Fund”) is to seek growth from capital appreciation.

The investment objective of JPMorgan Value Advantage Fund (“Value Advantage Fund”) is to seek to provide long-term total return from a combination of income and capital gains.

Effective as of the close of business on December 1, 2016, Class L Shares of the Value Advantage Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Class L Shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Effective as of the close of business on January 3, 2014, all share classes of the Mid Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Effective as of the close of business on February 22, 2013, all share classes of the Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$8,630,615	$—	$—	$8,630,615

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,735,944	$—	$—	$2,735,944

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,887,472	$—	$—	$3,887,472

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$18,287,124	$—	$—	$18,287,124

Value Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$11,440,669	$—	$147	$11,440,816

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of rights. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels for the year ended June 30, 2018.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the year ended June 30, 2018 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6	Total
Growth Advantage Fund
Transfer agency fees	$112	$57	$55	n/a	$—	(a)	$—	(a)	$—	(a)	$5		$32	$261
Mid Cap Equity Fund
Transfer agency fees	22	3	14	n/a	—	(a)	n/a		n/a		—	(a)	15	54
Mid Cap Growth Fund
Transfer agency fees	435	9	39	n/a	26		—	(a)	—	(a)	7		48	564
Mid Cap Value Fund
Transfer agency fees	154	19	46	$790	10		—	(a)	—	(a)	—	(a)	13	1,032
Value Advantage Fund
Transfer agency fees	80	56	38	64	—	(a)	—	(a)	1		2		30	271

(a)	Amount rounds to less than one thousand.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

D. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) Net investment income	Accumulated net realized gains (losses)
Growth Advantage Fund	$(9,925)	$24,421	$(14,496)
Mid Cap Equity Fund	2	(795)	793
Mid Cap Growth Fund	3	11,027	(11,030)
Mid Cap Value Fund	—	(3,920)	3,920
Value Advantage Fund	192	(7,203)	7,011

The reclassifications for the Funds relate primarily to investments in partnerships, non-taxable dividends and net operating losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Value Advantage Fund	0.65

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2018, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	0.50%	0.25%
Mid Cap Equity Fund	0.25	0.75	0.50	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Value Advantage Fund	0.25	0.75	0.50	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2018, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$401	$2
Mid Cap Equity Fund	111	—	(a)
Mid Cap Growth Fund	71	—	(a)
Mid Cap Value Fund	21	1
Value Advantage Fund	187	1

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Mid Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Mid Cap Value Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Value Advantage Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L	Class R2		Class R3		Class R4		Class R5		Class R6
Growth Advantage Fund	1.14	%^	1.64	%^	0.89	%^	n/a	1.39	%^	1.14	%^	0.89	%^	0.74	%^	0.64	%^
Mid Cap Equity Fund	1.14	^^	1.64	^^	0.89	^^	n/a	1.39	^^	n/a		n/a		0.74	^^	0.64	^^
Mid Cap Growth Fund	1.24		1.74		0.93		n/a	1.49		1.24		0.99		0.79		0.74
Mid Cap Value Fund	1.24		1.75		0.99		0.75%	1.50		1.25		1.00		0.85		0.75
Value Advantage Fund	1.14	^^^	1.64	^^^	0.89	^^^	0.75	1.39	^^^	1.14	^^^	0.89	^^^	0.74	^^^	0.64	^^^

^

The contractual expense percentages for Growth Advantage Fund in the table above are in place until at least October 31, 2019. Prior to November 1, 2017, the contractual expense limitations for Growth Advantage Fund were 1.24%, 1.74%, 0.99%, 1.50%, 1.25%, 1.00%, 0.85% and 0.75% for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

^^

The contractual expense percentages for Mid Cap Equity Fund in the table above are in place until at least October 31, 2019. Prior to November 1, 2017, the contractual expense limitations for Mid Cap Equity Fund were 1.25%, 1.75%, 0.90%, 1.50%, 0.80% and 0.75% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

^^^

The contractual expense percentages for Value Advantage Fund in the table above are in place until at least October 31, 2019. Prior to November 1, 2017, the contractual expense limitations for Value Advantage Fund were 1.24%, 1.74%, 0.99%, 1.50%, 1.25%, 1.00%, 0.85% and 0.75% for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2018 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2018.

For the year ended June 30, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Growth Advantage Fund	$3,557	$2,373	$324	$6,254	$23
Mid Cap Equity Fund	1,286	857	229	2,372	—
Mid Cap Growth Fund	264	169	1,293	1,726	41
Mid Cap Value Fund	86	58	12,861	13,005	539
Value Advantage Fund	4,933	3,288	1,568	9,789	35

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2018 was as follows (amounts in thousands):

Growth Advantage Fund	$540
Mid Cap Equity Fund	193
Mid Cap Growth Fund	254
Mid Cap Value Fund	1,182
Value Advantage Fund	752

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2018, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2018, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Growth Advantage Fund	$1
Mid Cap Equity Fund	—	(a)
Mid Cap Growth Fund	1
Mid Cap Value Fund	2
Value Advantage Fund	2

(a)	Amount rounds to less than one thousand.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

4. Investment Transactions

During the year ended June 30, 2018, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Growth Advantage Fund	$2,400,519	$2,774,236
Mid Cap Equity Fund	859,465	1,260,936
Mid Cap Growth Fund	2,090,895	1,887,561
Mid Cap Value Fund	2,341,631	3,175,091
Value Advantage Fund	2,545,962	2,832,086

During the year ended June 30, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$5,039,544	$3,654,216	$63,145	$3,591,071
Mid Cap Equity Fund	1,885,077	889,907	39,040	850,867
Mid Cap Growth Fund	2,929,533	996,741	38,802	957,939
Mid Cap Value Fund	11,783,601	6,862,407	358,884	6,503,523
Value Advantage Fund	8,586,699	3,101,808	247,691	2,854,117

For the Funds, the difference between book and tax basis appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$10,634	$309,808	$320,442
Mid Cap Equity Fund	46,277	124,037	170,314
Mid Cap Growth Fund	—	219,496	219,496
Mid Cap Value Fund	175,864	320,197	496,061
Value Advantage Fund	136,339	117,237	253,576

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distribution Paid
Mid Cap Equity Fund	$9,004	$78,292	$87,296
Mid Cap Growth Fund	—	1,276	1,276
Mid Cap Value Fund	143,520	984,030	1,127,550
Value Advantage Fund	134,075	—	134,075

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

As of June 30, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$34,608	$394,284	$3,591,071
Mid Cap Equity Fund	31,100	184,155	850,867
Mid Cap Growth Fund	22,962	182,385	957,939
Mid Cap Value Fund	80,523	663,571	6,503,523
Value Advantage Fund	106,126	299,647	2,854,117

For the Funds, the cumulative timing differences primarily consist of late year ordinary loss deferrals and wash sale loss deferrals.

During the year ended June 30, 2018, the following Fund utilized net capital loss carryforwards as follows (amounts in thousands):

Mid Cap Value Fund	$7,367

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2018, the following Funds deferred to July 1, 2018 late year ordinary losses and post-October capital losses of (amounts in thousands):

Late Year Ordinary Loss Deferral
Growth Advantage Fund	$10,229
Mid Cap Growth Fund	6,257

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2018. Average borrowings from the Facility during the year ended June 30, 2018, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Mid Cap Equity Fund	$6,018	2.50%	1	$—	(a)

(a)	Amount rounds to less than one thousand.

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a Fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

The Funds did not utilize the Credit Facility during the year ended June 30, 2018.

7. Redemptions in-Kind

During the year ended June 30, 2017, certain Class L shareholders sold their shares of Value Advantage Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

March 17, 2017	Value		Realized Gains (Losses)	Type
Class L	$644,712	*	$273,526	Redemption in-kind

*	This amount includes cash of approximately $21,734,000 associated with the redemption in-kind.

8. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2018, the Funds had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-affiliated Omnibus Accounts	% of the Fund
Growth Advantage Fund	4	12.4%	3	14.0%
Mid Cap Equity Fund	—	—	4	22.1
Mid Cap Growth Fund	—	—	7	15.7
Mid Cap Value Fund	—	—	7	20.5
Value Advantage Fund	—	—	4	11.1

As of June 30, 2018, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

JPMorgan SmartRetirement Funds
Growth Advantage Fund	29.5%
Mid Cap Equity Fund	47.7
Value Advantage Fund	20.9

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

9. Investment Company Reporting Modernization

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of June 30, 2018. The adoption had no effect on the Funds’ net assets or results of operations.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund and JPMorgan Value Advantage Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Mid Cap Equity Fund and JPMorgan Value Advantage Fund (two of the funds constituting JPMorgan Trust I), JPMorgan Mid Cap Growth Fund (one of the funds constituting JPMorgan Trust II), JPMorgan Growth Advantage Fund (constituting J.P. Morgan Mutual Fund Investment Trust) and JPMorgan Mid Cap Value Fund (constituting J.P. Morgan Fleming Mutual Fund Group, Inc.) (hereafter collectively referred to as the “Funds”) as of June 30, 2018, the related statements of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

August 28, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	135	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer (2014-2017), President and Chief Operating Officer, NYLIFE Distributors LLC (registered broker-dealer) (2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); President (2015-2017), Co-President (2014-2015) and Senior Managing Director, New York Life Investment Management LLC (registered investment adviser) (2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (formerly MainStay VP Series Fund, Inc.) (registered investment companies) (2007-2017); President, MainStay DefinedTerm Municipal Opportunities Fund (registered investment company) (2011-2017); President, MainStay Funds Trust (registered investment companies) (2009-2017); President, The MainStay Funds (registered investment companies) (2007-2017).	135	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	135	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	135	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	135	None

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	135	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-2017; Advisory Board Member, Betterment for Business (2016-2017) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-2017) (index creator); Member, Russell Index Client Advisory Board (2001-2015); Advisory Board Member, State Street Global Advisors’ OCIO Board (2017-present).

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	135	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	135	None

Marilyn McCoy*** (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	135	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	135	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	135	Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Trout Unlimited (2017-present).

Marian U. Pardo**** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	135	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	135	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (135 funds).

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

TRUSTEES (continued)

(Unaudited)

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Noah Greenhill (1969), Secretary (2018)	Managing Director and General Counsel, JPMorgan Asset Management (2015 – Present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2018, and continued to hold your shares at the end of the reporting period, June 30, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Growth Advantage Fund
Class A
Actual	$1,000.00	$1,104.70	$5.90	1.13%
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class C
Actual	1,000.00	1,101.80	8.49	1.63
Hypothetical	1,000.00	1,016.71	8.15	1.63
Class I
Actual	1,000.00	1,105.80	4.59	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class R2
Actual	1,000.00	1,103.30	7.20	1.38
Hypothetical	1,000.00	1,017.95	6.90	1.38
Class R3
Actual	1,000.00	1,104.70	5.90	1.13
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class R4
Actual	1,000.00	1,106.40	4.60	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class R5
Actual	1,000.00	1,107.00	3.81	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class R6
Actual	1,000.00	1,107.50	3.29	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Equity Fund
Class A
Actual	$1,000.00	$1,028.10	$5.68	1.13%
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class C
Actual	1,000.00	1,025.40	8.19	1.63
Hypothetical	1,000.00	1,016.71	8.15	1.63
Class I
Actual	1,000.00	1,029.30	4.43	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class R2
Actual	1,000.00	1,026.70	6.93	1.38
Hypothetical	1,000.00	1,017.95	6.90	1.38
Class R5
Actual	1,000.00	1,030.10	3.67	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class R6
Actual	1,000.00	1,030.70	3.17	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

JPMorgan Mid Cap Growth Fund
Class A
Actual	1,000.00	1,058.70	6.28	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,055.90	8.82	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,060.10	4.70	0.92
Hypothetical	1,000.00	1,020.23	4.61	0.92
Class R2
Actual	1,000.00	1,057.10	7.55	1.48
Hypothetical	1,000.00	1,017.46	7.40	1.48
Class R3
Actual	1,000.00	1,058.60	6.28	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class R4
Actual	1,000.00	1,059.90	5.01	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R5
Actual	1,000.00	1,061.00	3.99	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class R6
Actual	1,000.00	1,061.30	3.73	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73

JPMorgan Mid Cap Value Fund
Class A
Actual	1,000.00	995.70	6.14	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	993.40	8.65	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class I
Actual	1,000.00	997.00	4.90	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Value Fund (continued)
Class L
Actual	$1,000.00	$998.30	$3.72	0.75%
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R2
Actual	1,000.00	994.50	7.42	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class R3
Actual	1,000.00	995.70	6.14	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class R4
Actual	1,000.00	997.00	4.90	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R5
Actual	1,000.00	997.80	4.16	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R6
Actual	1,000.00	998.30	3.72	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75

JPMorgan Value Advantage Fund
Class A
Actual	1,000.00	987.20	5.62	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	984.90	8.07	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64
Class I
Actual	1,000.00	988.30	4.34	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class L
Actual	1,000.00	989.20	3.65	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class R2
Actual	1,000.00	986.00	6.80	1.38
Hypothetical	1,000.00	1,017.95	6.90	1.38
Class R3
Actual	1,000.00	987.30	5.57	1.13
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class R4
Actual	1,000.00	988.60	4.39	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R5
Actual	1,000.00	989.20	3.60	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class R6
Actual	1,000.00	989.40	3.11	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2018

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2018:

Dividends Received Deduction
JPMorgan Growth Advantage Fund	88.90%
JPMorgan Mid Cap Equity Fund	61.95
JPMorgan Mid Cap Value Fund	100.00
JPMorgan Value Advantage Fund	100.00

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2018 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Growth Advantage Fund	$309,808
JPMorgan Mid Cap Equity Fund	124,037
JPMorgan Mid Cap Growth Fund	219,496
JPMorgan Mid Cap Value Fund	320,197
JPMorgan Value Advantage Fund	117,237

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2018 (amounts in thousands):

Qualified Dividend Income
JPMorgan Growth Advantage Fund	$10,634
JPMorgan Mid Cap Equity Fund	33,173
JPMorgan Mid Cap Value Fund	175,864
JPMorgan Value Advantage Fund	136,339

JUNE 30, 2018	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. June 2018.	AN-MC-618

Annual Report

J.P. Morgan Small Cap Funds

June 30, 2018

JPMorgan Small Cap Blend Fund

(formerly known as JPMorgan Dynamic Small Cap Growth Fund)

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy largely outpaced growth in other developed market nations during the twelve months ended June 30, 2018, and U.S. equity markets provided strong returns on the back of record corporate profits and historically low interest rates.

“Corporate earnings for the first and second quarters of 2018 reached record highs, with a sizeable majority of companies reporting better-than-expected results.” — George C.W. Gatch

During the first half of the reporting period, synchronized global economic growth helped the U.S. economy achieve its second-longest expansion on record. By the final months of 2017, U.S. unemployment had fallen to 4.1% and U.S. consumer confidence rose to its highest levels in nearly 17 years. Notably, U.S. equity prices climbed to record highs in every month from June through December and financial market volatility remained at historically low levels. In response to a tightening labor market and early signs of inflationary pressure, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2017.

In January 2018, U.S. equity prices continued to rise, aided somewhat by recently-enacted tax cut legislation. The Standard & Poor’s 500 Index (the “S&P 500”) reached fourteen record closing highs during the month, the last on January 26th.

Early February 2018 was marked by a sharp sell-off in both equities and bonds in the U.S., and the selling quickly spread to other financial markets. Stronger-than-expected economic data sparked investor fears of rapidly rising inflation and accelerated interest rate increases by the Fed. Over several days, the S&P 500 lost more than 10% of its value, a decline that was one of the fastest peak-to-trough drops in the history of the index. The sell-off in bonds led to a spike in yields on benchmark 10-year U.S. Treasury bonds that further roiled markets.

While U.S. equity prices had rebounded somewhat by the end of the reporting period, leading equity indexes never fully recovered. Financial market volatility rose sharply during the February sell-off and remained elevated through June 2018.

Meanwhile, the U.S. economy continued to expand in 2018, even as signs emerged of economic sluggishness in Europe and weakness in select emerging market nations. U.S. GDP rose 2.2% in the first quarter before jumping an estimated 4.1% in the second quarter, the largest increase in nearly four years. Corporate earnings for the first and second quarters of 2018 reached record levels, with a sizeable majority of companies reporting better-than-expected results. In response, the Fed raised interest rates again in March and June.

However, the U.S. imposition of import tariffs on billions of dollars’ worth of goods, and reciprocal trade sanctions from China and other leading U.S. trading partners, increasingly weighed on global financial markets in the first half of 2018. The economies of China, Japan, the European Union and the U.K. are more dependent on exports than the U.S., and the impact of a potentially escalating trade war on the global economy remained a concern among policy makers, economists and investors.

At the end of the reporting period, the world’s leading economies appeared to be on pace for continued, moderate growth. The outlook for corporate earnings remained positive amid tame inflationary pressure, historically low interest rates and buoyant consumer demand. While the Fed was further along in its monetary tightening cycle than its counterparts in other developed markets, the European Central Bank, the Bank of England and the Bank of Japan were all moving in some measure to reduce economic stimulus.

We believe that investors who hold a properly diversified portfolio and a long-term outlook may benefit from a largely positive environment for economic growth and financial markets. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

Global equity markets provided strong positive returns for the reporting period, with U.S. equities largely outperforming developed market and emerging market equities. Overall, equity prices were supported by synchronized global growth, rising corporate profits and accommodative policies from leading central banks. While the U.S. Federal Reserve raised interest rates twice during the first half of 2018, interest rates remained relatively low by historical standards. The Standard & Poor’s 500 Index (the “S&P 500”) reached record high closings in every month from July 2017 through January 2018.

In early February 2018, both equity and bond prices fell sharply. The S&P 500 lost more than 10% of its value over nine trading sessions and yields on 10-year U.S. Treasury bonds, which serve as a benchmark for a broad range of financial assets, spiked higher. While equity markets rebounded somewhat in subsequent weeks, financial market volatility remained elevated through June 2018.

Overall, growth stocks generally outperformed value stocks and small cap stocks outperformed large cap and mid cap stocks. For the twelve months ended June 30, 2018, the S&P 500 returned 14.37% and the Russell 2000 returned 17.57%.

2	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

JPMorgan Small Cap Blend Fund

(formerly known as JPMorgan Dynamic Small Cap Growth Fund)1

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	35.50%
Russell 2000 Index[2]	17.57%
Russell 2000 Growth Index	21.86%

Net Assets as of 6/30/2018 (In Thousands)	$218,757

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Blend Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed both the Russell 2000 Index (the “New Benchmark”) and the Russell 2000 Growth Index (the “Old Benchmark”) for the twelve months ended June 30, 2018.

Relative to the New Benchmark, the Fund’s security selection and overweight positions in the information technology and health care sectors were leading contributors to performance, while the Fund’s security selection in the energy and materials sectors was a leading detractor from relative performance.

Relative to the Old Benchmark, the Fund’s security selection in the health care and information technology sectors was a leading contributor to performance, while the Fund’s security selection in the energy and consumer staples sectors made the smallest contribution to relative performance.

Leading individual contributors to performance relative to both the New Benchmark and the Old Benchmark included the Fund’s overweight positions in Nektar Therapeutics, GrubHub Inc. and Nutanix Inc. Shares of Nektar Therapeutics, a developer of biopharmaceutical drugs, rose after the company reported positive data from a clinical trial of its melanoma treatment and announced a partnership with Bristol-Myers Squibb Co. Shares of GrubHub, an online food delivery and take-out service, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2018 and announced a partnership with Yum Brands Inc. Shares of Nutanix, a provider of cloud computing storage, rose on accelerated revenue growth.

Leading individual detractors from performance relative to both the New Benchmark and the Old Benchmark included the Fund’s overweight positions in Macom Technology Solutions Holdings Inc., GenMark Diagnostics Inc. and E.L.F. Beauty Inc. Shares of Macom Technology Solutions Holdings, a semiconductor manufacturer, fell after the company reported lower-than-expected earnings and revenue for its fiscal quarter ended December 31, 2017. Shares of GenMark Diagnostics, a medical testing provider, fell after the company reported a loss for the first quarter of 2018. Shares of E.L.F. Beauty, a cosmetics and skin care company, fell amid a slowdown in revenue growth.

HOW WAS THE FUND POSITIONED?

Prior to June 1, 2018, the Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth. With the effectiveness of the investment strategy change, the portfolio managers positioned the Fund to invest in small cap companies across both growth and value styles.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Small Cap Blend Fund

(formerly known as JPMorgan Dynamic Small Cap Growth Fund)1

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Performance Food Group Co.	1.1%
2.	Teladoc, Inc.	1.1
3.	Ollie’s Bargain Outlet Holdings, Inc.	1.0
4.	Boyd Gaming Corp.	1.0
5.	Envestnet, Inc.	1.0
6.	Entegris, Inc.	1.0
7.	Saia, Inc.	1.0
8.	Advanced Disposal Services, Inc.	1.0
9.	Evercore, Inc., Class A	1.0
10.	HubSpot, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.2%
Industrials	17.1
Health Care	16.4
Consumer Discretionary	16.1
Financials	12.6
Real Estate	4.5
Materials	3.5
Energy	3.2
Utilities	2.4
Consumer Staples	2.3
Telecommunication Services	0.3
Short-Term Investments	2.4

[1]

On June 1, 2018, the Fund changed its name and revised its investment strategy to invest in a portfolio of small cap companies across both growth and value styles. Previously, the Fund’s strategy was to invest in a portfolio of small cap growth companies.

[2]	On June 1, 2018, the Fund adopted the Russell 2000 Index as its primary benchmark to better reflect the Fund’s new strategy.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

JPMorgan Small Cap Blend Fund

(formerly known as JPMorgan Dynamic Small Cap Growth Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge*		28.39%	14.72%	11.11%
Without Sales Charge		35.50	15.97	11.71
CLASS C SHARES	January 7, 1998
With CDSC**		33.82	15.38	11.12
Without CDSC		34.82	15.38	11.12
CLASS I SHARES	April 5, 1999	35.82	16.26	12.06

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Effective June 1, 2018 (“the Effective Date”), the Fund’s investment strategies changed. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund. On the Effective Date, the Fund’s benchmark changed from the Russell 2000 Growth Index to the Russell 2000 Index because the adviser believes that the Russell 2000 Index is a more appropriate comparison in light of the Fund’s new name and investment strategies.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Blend Fund, the Russell 2000 Index, the Russell 2000 Growth Index and the Lipper Small-Cap Core Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 and Russell 2000 Growth Indexes do not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares)*	18.85%
Russell 2000 Index	17.57%

Net Assets as of 6/30/2018 (In Thousands)	$313,820

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R5 Shares outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the industrial cyclical and pharmaceutical sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the retail and utilities sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Insperity Inc., ArcBest Corp. and General Cable Co. Shares of Insperity, a provider of employee administrative services, rose after the company reported better-than-expected revenue for the fourth quarter of 2017. Shares of ArcBest, a freight transportation provider, rose on continued earnings growth. Shares of General Cable, a maker of electrical and fiber-optic cable, rose after the company agreed to a $3 billion takeover offer from Prysmian SpA.

Leading individual detractors from relative performance included the Fund’s overweight positions in Office Depot Inc., Spark Energy Inc. and TiVo Corp. Shares of Office Depot, an office products retail chain, fell in the first half of the reporting period after the company forecast a drop in 2017 sales due to store closures and the impact of hurricanes. Shares of Spark Energy, an electricity and natural gas utility, fell due to the impact of bad weather, including Hurricane Harvey, which hurt the company’s financial results. Shares of TiVo, a provider of entertainment technology and software, fell amid investor concerns about the company’s patent infringement litigation against Comcast Corp.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Haemonetics Corp.	1.2%
2.	Insperity, Inc.	1.2
3.	Delek US Holdings, Inc.	1.1
4.	Trinseo SA	1.1
5.	Molina Healthcare, Inc.	1.0
6.	Tech Data Corp.	1.0
7.	Integer Holdings Corp.	1.0
8.	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	0.9
9.	Travelport Worldwide Ltd.	0.9
10.	FirstCash, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	17.2%
Financials	16.5
Health Care	15.9
Information Technology	14.9
Consumer Discretionary	11.6
Real Estate	6.2
Energy	5.2
Materials	4.1
Utilities	2.7
Consumer Staples	1.9
Telecommunication Services	0.2
Short-Term Investments	3.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2016
With Sales Charge*		12.10%	12.19%	10.57%
Without Sales Charge		18.31	13.41	11.17
CLASS C SHARES	May 31, 2016
With CDSC**		16.71	13.17	11.05
Without CDSC		17.71	13.17	11.05
CLASS I SHARES	January 3, 2017	18.60	13.55	11.24
CLASS R2 SHARES	July 31, 2017	18.00	12.83	10.50
CLASS R3 SHARES	July 31, 2017	18.30	13.11	10.78
CLASS R4 SHARES	July 31, 2017	18.60	13.39	11.05
CLASS R5 SHARES	January 1, 1997	18.85	13.62	11.27
CLASS R6 SHARES	May 31, 2016	18.89	13.65	11.29

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns of Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares would have been lower than those shown because these Share Classes have higher expenses than Class R5 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class R5 Shares have no minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

Reporting Period Return:
Fund (Class A Shares, without a sales charge)*	14.33%
Russell 2000 Index	17.57%

Net Assets as of 6/30/2018 (In Thousands)	$6,828,239

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the consumer discretionary sector and its security selection and underweight position in the health care sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the financial services and technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Spectrum Brands Holdings Inc., Toro Co. and ProAssurance Corp. Shares of Spectrum Brands, a consumer products maker that was not held in the Benchmark, fell after the company reported lower-than-expected earnings for four consecutive quarters and announced the resignation of its chief executive officer. Shares of Toro, a maker of landscaping and irrigation products that was not held in the Benchmark, fell amid weakness in sales. Shares of ProAssurance, a property and casualty insurer, fell after the company reported weaker-than-expected earnings for the first quarter of 2018.

Leading individual contributors to relative performance included the Fund’s overweight positions in GrubHub Inc., Cabot Microelectronics Corp. and Splunk Inc. Shares of GrubHub, an online food delivery and take-out service, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2018, and announced a partnership with Yum Brands Inc. Shares of Cabot Microelectronics, a maker of semiconductor manufacturing materials, rose after the company reported positive quarterly earnings and revenue, driven by news products and increased demand from key customers. Shares of Splunk, a cloud computer software provider that was not held in the Benchmark, rose after the company reported earnings growth and increased licensing revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Pool Corp.	2.3%
2.	AptarGroup, Inc.	2.2
3.	Toro Co. (The)	2.1
4.	Performance Food Group Co.	1.9
5.	Encompass Health Corp.	1.8
6.	West Pharmaceutical Services, Inc.	1.7
7.	Cabot Microelectronics Corp.	1.6
8.	Catalent, Inc.	1.5
9.	National Retail Properties, Inc.	1.5
10.	Brunswick Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	18.3%
Financials	15.6
Health Care	13.1
Information Technology	13.0
Consumer Discretionary	11.7
Materials	6.5
Real Estate	6.4
Energy	3.8
Consumer Staples	2.7
Utilities	2.4
Investment Funds	1.3
Short-Term Investments	5.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge*		8.34%	11.76%	11.93%
Without Sales Charge		14.33	12.97	12.53
CLASS C SHARES	February 19, 2005
With CDSC**		12.76	12.41	11.97
Without CDSC		13.76	12.41	11.97
CLASS I SHARES	May 7, 1996	14.64	13.30	12.86
CLASS R2 SHARES	November 3, 2008	14.04	12.69	12.26
CLASS R3 SHARES	September 9, 2016	14.35	12.98	12.54
CLASS R4 SHARES	September 9, 2016	14.61	13.30	12.86
CLASS R5 SHARES	May 15, 2006	14.83	13.53	13.09
CLASS R6 SHARES	May 31, 2016	14.89	13.55	13.10

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R3 Shares would have been different than those shown because Class R3 Shares had different expenses than Class A Shares at time of launch.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2008 to June 30, 2018.

The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

Reporting Period Return:
Fund (Class A Shares, without a sales charge)*	35.07%
Russell 2000 Growth Index	21.86%

Net Assets as of 6/30/2018 (In Thousands)	$2,189,912

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection and overweight position in the technology sector and its security selection in the health care sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the energy sector was the sole sector detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Nektar Therapeutics, GrubHub Inc. and Nutanix Inc. Shares of Nektar Therapeutics, a developer of biopharmaceutical drugs, rose after the company reported positive data from a clinical trial of its melanoma treatment and announced a partnership with Bristol-Myers Squibb Co. Shares of GrubHub, an online food delivery and take-out service, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2018, and announced a partnership with Yum Brands Inc. Shares of Nutanix, a provider of cloud computing storage, rose on accelerated revenue growth.

Leading individual detractors from relative performance included the Fund’s overweight positions in GenMark Diagnostics Inc., Macom Technology Solutions Holdings Inc. and E.L.F. Beauty Inc. Shares of GenMark Diagnostics, a medical testing provider, fell after the company reported a loss for the first quarter of 2018. Shares of Macom Technology Solutions Holdings, a semiconductor manufacturer, fell after the company reported lower-than-expected earnings and revenue for its fiscal first quarter ended December 31, 2017. Shares of E.L.F. Beauty, a cosmetics and skin care company, fell amid a slowdown in revenue growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Performance Food Group Co.	1.8%
2.	Teladoc, Inc.	1.7
3.	Ollie’s Bargain Outlet Holdings, Inc.	1.6
4.	Boyd Gaming Corp.	1.6
5.	Envestnet, Inc.	1.6
6.	Entegris, Inc.	1.6
7.	Saia, Inc.	1.6
8.	Advanced Disposal Services, Inc.	1.5
9.	Evercore, Inc., Class A	1.5
10.	HubSpot, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.7%
Health Care	23.7
Industrials	17.8
Consumer Discretionary	17.5
Financials	5.1
Materials	3.0
Consumer Staples	2.6
Real Estate	1.6
Energy	1.6
Short-Term Investments	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge*		27.98%	14.69%	12.42%
Without Sales Charge		35.07	15.93	13.03
CLASS C SHARES	November 4, 1997
With CDSC**		33.46	15.35	12.43
Without CDSC		34.46	15.35	12.43
CLASS I SHARES	March 26, 1996	35.47	16.21	13.31
CLASS L SHARES	February 19, 2005	35.58	16.40	13.46
CLASS R2 SHARES	November 3, 2008	34.68	15.63	12.74
CLASS R3 SHARES	July 31, 2017	35.07	15.93	13.03
CLASS R4 SHARES	July 31, 2017	35.40	16.20	13.30
CLASS R5 SHARES	September 9, 2016	35.58	16.40	13.46
CLASS R6 SHARES	November 30, 2010	35.73	16.51	13.55

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would be similar to those shown because Class R3 Shares have similar expenses to Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would be similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2008 to June 30,

2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	11.70%
Russell 2000 Value Index	13.10%

Net Assets as of 6/30/2018 (In Thousands)	$1,928,282

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 2000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the pharmaceutical and health services & systems sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the energy and consumer cyclical sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Community Health Systems Inc., Versartis Inc. and Otonomy Inc. Shares of Community Health Systems, a hospitals operator, fell amid investor concerns about the company’s debt payments and weak cash flow. Shares of Versartis, a drug development company, fell early in the reporting period after the company reported its growth hormone drug failed a late-stage clinical trial. Shares of Otonomy, a drug development company, fell early in the reporting period after the company reported its steroid drug candidate failed a late-stage clinical trial.

Leading individual contributors to relative performance included the Fund’s overweight positions in Dillard’s Inc., Take-Two Interactive Software Inc. and Denbury Resources Inc. Shares of Dillard’s, a department store chain, rose after the company reported better-than-expected earnings for the first quarter of 2018. Shares of Take-Two Interactive Software, a videogame publisher not held in the Benchmark, rose amid investor expectations of rising consumer demand for online games and entertainment. Shares of Denbury Resources, a petroleum and natural gas producer, rose as prices for petroleum rose faster than prices for other energy commodities during the reporting period.

HOW WAS THE FUND POSITIONED?

In accordance with Fund’s investment process, its portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	NetScout Systems, Inc.	1.3%
2.	Dillard’s, Inc., Class A	1.2
3.	FTI Consulting, Inc.	1.2
4.	Pinnacle Entertainment, Inc.	1.0
5.	KB Home	1.0
6.	Vishay Intertechnology, Inc.	1.0
7.	Convergys Corp.	1.0
8.	EMCOR Group, Inc.	1.0
9.	ACCO Brands Corp.	1.0
10.	Westamerica Bancorp	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	27.4%
Consumer Discretionary	12.6
Industrials	12.1
Information Technology	11.3
Real Estate	10.3
Energy	6.6
Health Care	6.4
Utilities	5.8
Materials	4.4
Consumer Staples	1.3
Telecommunication Services	0.5
Short-Term Investments	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 27, 1995
With Sales Charge*		5.55%	8.44%	8.90%
Without Sales Charge		11.41	9.62	9.49
CLASS C SHARES	March 22, 1999
With CDSC**		9.84	8.97	8.83
Without CDSC		10.84	8.97	8.83
CLASS I SHARES	January 27, 1995	11.70	9.90	9.76
CLASS R2 SHARES	November 3, 2008	11.08	9.33	9.20
CLASS R3 SHARES	September 9, 2016	11.42	9.61	9.47
CLASS R4 SHARES	September 9, 2016	11.65	9.87	9.73
CLASS R5 SHARES	May 15, 2006	11.85	10.01	9.87
CLASS R6 SHARES	February 22, 2005	11.97	10.13	9.95

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. Returns for the Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. Prior performance for Class R2, Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	15.84%
Russell 2000 Index	17.57%

Net Assets as of 6/30/2018 (In Thousands)	$1,778,846

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2018. The Fund’s security selection in the telecommunications and health services & systems sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the pharmaceutical and energy sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Xperi Corp., Versartis Inc. and Tivity Health Inc. Shares of Xperi, a technology licensing and intellectual property vendor, fell amid litigation and acquisitions costs. Shares of Versartis, a drug development company, fell early in the reporting period after the company reported its growth hormone drug failed a late-stage clinical trial. Shares of Tivity, a provider of health care and fitness programs, fell amid increasing competition in the health benefits sector.

Leading individual contributors to relative performance included the Fund’s overweight positions in MyoKardia Inc., Pinnacle Entertainment Inc. and Solid Biosciences Inc. Shares of MyoKardia, a drug development company, rose as the company reported proceeding to late-stage clinical trials for its heart disease drug. Shares of Pinnacle Entertainment, a casino and gaming company, rose after the company agreed to be acquired by Penn National Gaming Inc. Shares of Solid Biosciences, a developer of treatments for muscular dystrophy, rose after U.S. regulators lifted their suspension of a gene therapy clinical trial.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	NetScout Systems, Inc.	1.4%
2.	EMCOR Group, Inc.	1.3
3.	Pinnacle Entertainment, Inc.	1.2
4.	Aspen Technology, Inc.	1.2
5.	Banner Corp.	1.1
6.	Molina Healthcare, Inc.	1.1
7.	Tenet Healthcare Corp.	1.0
8.	Bloomin’ Brands, Inc.	1.0
9.	ACCO Brands Corp.	0.9
10.	Barrett Business Services, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	17.3%
Information Technology	17.1
Financials	15.6
Consumer Discretionary	14.4
Industrials	13.6
Real Estate	5.3
Energy	4.5
Materials	3.2
Utilities	2.8
Consumer Staples	1.9
Telecommunication Services	0.6
Short-Term Investments	3.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2018. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge*		9.36%	10.67%	10.44%
Without Sales Charge		15.41	11.88	11.04
CLASS C SHARES	November 1, 2007
With CDSC**		13.79	11.33	10.49
Without CDSC		14.79	11.33	10.49
CLASS I SHARES	September 10, 2001	15.67	12.16	11.33
CLASS L SHARES	November 4, 1993	15.84	12.35	11.52
CLASS R2 SHARES	November 1, 2011	15.07	11.60	10.86
CLASS R3 SHARES	September 9, 2016	15.43	11.88	11.04
CLASS R4 SHARES	September 9, 2016	15.68	12.16	11.34
CLASS R5 SHARES	September 9, 2016	15.84	12.34	11.51
CLASS R6 SHARES	November 1, 2011	15.94	12.45	11.58

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R4 Shares prior to their inception dates are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R2 and R3 shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of the Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000

Index and the Lipper Small-Cap Core Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Small Cap Blend Fund

(formerly known as JPMorgan Dynamic Small Cap Growth Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.9%
Aerospace & Defense — 1.5%
Curtiss-Wright Corp.	2	267
HEICO Corp.	22	1,584
Hexcel Corp.	17	1,108
National Presto Industries, Inc.	3	389

		3,348

Auto Components — 0.6%
Cooper-Standard Holdings, Inc.*	5	644
LCI Industries	3	283
Tower International, Inc.	14	442

		1,369

Automobiles — 0.4%
Winnebago Industries, Inc.	22	879

Banks — 7.4%
1st Source Corp.	15	790
BancFirst Corp.	7	424
Bank of the Ozarks, Inc.	15	657
Camden National Corp.	18	819
City Holding Co.	7	512
Community Trust Bancorp, Inc.	18	918
First Busey Corp.	26	810
First Commonwealth Financial Corp.	59	917
First Financial Bancorp	22	687
First Merchants Corp.	13	582
Heritage Commerce Corp.	30	510
Heritage Financial Corp.	25	857
Independent Bank Corp.	5	422
Independent Bank Corp.	15	377
Lakeland Bancorp, Inc.	21	418
Mercantile Bank Corp.	12	431
NBT Bancorp, Inc.	11	427
Park National Corp.	6	648
S&T Bancorp, Inc.	20	872
Sandy Spring Bancorp, Inc.	20	808
Signature Bank*	3	433
Texas Capital Bancshares, Inc.*	19	1,766
Tompkins Financial Corp.	6	538
Trustmark Corp.	17	555

		16,178

Beverages — 0.3%
Boston Beer Co., Inc. (The), Class A*	2	551

Biotechnology — 6.6%
ACADIA Pharmaceuticals, Inc.*	14	218
Adverum Biotechnologies, Inc.*	88	465

INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Atara Biotherapeutics, Inc.*	21	764
Avrobio, Inc.*	12	346
Bellicum Pharmaceuticals, Inc.*	60	442
Biohaven Pharmaceutical Holding Co. Ltd.*	28	1,121
Clementia Pharmaceuticals, Inc. (Canada)*	33	432
Clovis Oncology, Inc.*	6	268
Coherus Biosciences, Inc.*	30	417
Exact Sciences Corp.*	10	620
FibroGen, Inc.*	20	1,282
G1 Therapeutics, Inc.*	17	733
Global Blood Therapeutics, Inc.*	6	275
Halozyme Therapeutics, Inc.*	65	1,095
Homology Medicines, Inc.*	46	936
Insmed, Inc.*	9	214
Neurocrine Biosciences, Inc.*	8	749
Portola Pharmaceuticals, Inc.*	13	476
REGENXBIO, Inc.*	20	1,407
Sage Therapeutics, Inc.*	4	692
Spark Therapeutics, Inc.*	17	1,372

		14,324

Building Products — 3.6%
Advanced Drainage Systems, Inc.	56	1,588
American Woodmark Corp.*	4	369
CSW Industrials, Inc.*	7	375
Lennox International, Inc.	7	1,417
Masonite International Corp.*	14	1,031
Simpson Manufacturing Co., Inc.	8	474
Trex Co., Inc.*	32	2,015
Universal Forest Products, Inc.	13	492

		7,761

Capital Markets — 1.8%
Evercore, Inc., Class A	20	2,102
Financial Engines, Inc.	7	313
LPL Financial Holdings, Inc.	11	734
PennantPark Investment Corp.	87	607
WisdomTree Investments, Inc.	30	276

		4,032

Chemicals — 2.1%
Ferro Corp.*	77	1,604
Innophos Holdings, Inc.	12	576
Innospec, Inc.	8	617
Quaker Chemical Corp.	4	542
Sensient Technologies Corp.	8	593
Stepan Co.	7	577

		4,509

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Commercial Services & Supplies — 2.1%
Advanced Disposal Services, Inc.*	86	2,141
Brady Corp., Class A	10	380
Deluxe Corp.	9	593
Kimball International, Inc., Class B	22	347
UniFirst Corp.	4	793
VSE Corp.	7	343

		4,597

Communications Equipment — 1.1%
Ciena Corp.*	26	700
NETGEAR, Inc.*	11	700
Quantenna Communications, Inc.*	63	986

		2,386

Construction & Engineering — 0.2%
Comfort Systems USA, Inc.	10	462

Construction Materials — 1.2%
Eagle Materials, Inc.	9	927
Summit Materials, Inc., Class A*	62	1,621

		2,548

Distributors — 0.6%
Pool Corp.	9	1,351

Diversified Consumer Services — 0.8%
Bright Horizons Family Solutions, Inc.*	17	1,784

Diversified Telecommunication Services — 0.3%
Cincinnati Bell, Inc.*	44	694

Electric Utilities — 0.6%
El Paso Electric Co.	10	589
Portland General Electric Co.	18	761

		1,350

Electrical Equipment — 0.2%
EnerSys	7	502

Electronic Equipment, Instruments & Components — 2.4%
Belden, Inc.	4	246
CTS Corp.	20	703
ePlus, Inc.*	6	603
Littelfuse, Inc.	8	1,756
Plexus Corp.*	9	534
SYNNEX Corp.	8	757
Tech Data Corp.*	8	681

		5,280

INVESTMENTS	SHARES (000)	VALUE ($000)

Energy Equipment & Services — 0.2%
Forum Energy Technologies, Inc.*	40	498

Equity Real Estate Investment Trusts (REITs) — 4.1%
American Campus Communities, Inc.	15	634
American Homes 4 Rent, Class A	30	656
Brixmor Property Group, Inc.	36	624
CubeSmart	20	648
Equity Commonwealth*	19	605
Gramercy Property Trust	12	337
Highwoods Properties, Inc.	26	1,323
JBG SMITH Properties	17	609
Rayonier, Inc.	17	646
Rexford Industrial Realty, Inc.	18	562
RLJ Lodging Trust	31	692
Sunstone Hotel Investors, Inc.	43	707
Terreno Realty Corp.	10	377
Washington	19	582

		9,002

Food & Staples Retailing — 1.1%
Performance Food Group Co.*	68	2,486

Food Products — 0.7%
Freshpet, Inc.*	44	1,205
John B Sanfilippo & Son, Inc.	5	401

		1,606

Gas Utilities — 0.9%
Chesapeake Utilities Corp.	8	600
ONE Gas, Inc.	10	777
Southwest Gas Holdings, Inc.	9	649

		2,026

Health Care Equipment & Supplies — 3.1%
GenMark Diagnostics, Inc.*	106	676
Insulet Corp.*	15	1,264
iRhythm Technologies, Inc.*	17	1,370
K2M Group Holdings, Inc.*	50	1,133
Nevro Corp.*	18	1,423
TransEnterix, Inc.*	108	469
Varex Imaging Corp.*	9	349

		6,684

Health Care Providers & Services — 2.4%
Acadia Healthcare Co., Inc.*	30	1,211
Amedisys, Inc.*	16	1,386
Encompass Health Corp.	10	698
Ensign Group, Inc. (The)	9	337

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Blend Fund

(formerly known as JPMorgan Dynamic Small Cap Growth Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — continued
Providence Service Corp. (The)*	5	385
Tivity Health, Inc.*	10	363
WellCare Health Plans, Inc.*	4	961

		5,341

Health Care Technology — 1.7%
Evolent Health, Inc., Class A*	63	1,330
Teladoc, Inc.*	40	2,324

		3,654

Hotels, Restaurants & Leisure — 3.1%
Boyd Gaming Corp.	65	2,243
Cheesecake Factory, Inc. (The)	11	592
Cracker Barrel Old Country Store, Inc.	4	595
Jack in the Box, Inc.	5	420
Red Rock Resorts, Inc., Class A	21	697
Ruth’s Hospitality Group, Inc.	12	345
Sonic Corp.	8	282
Texas Roadhouse, Inc.	23	1,520

		6,694

Household Durables — 0.8%
Helen of Troy Ltd.*	8	794
TRI Pointe Group, Inc.*	57	937

		1,731

Insurance — 1.2%
Argo Group International Holdings Ltd.	2	145
James River Group Holdings Ltd.	6	229
Old Republic International Corp.	27	535
Safety Insurance Group, Inc.	5	459
Selective Insurance Group, Inc.	14	764
Third Point Reinsurance Ltd. (Bermuda)*	36	448

		2,580

Internet & Direct Marketing Retail — 1.0%
Groupon, Inc.*	254	1,091
Wayfair, Inc., Class A*	10	1,192

		2,283

Internet Software & Services — 4.4%
2U, Inc.*	17	1,393
Cloudera, Inc.*	74	1,012
DocuSign, Inc.*	11	586
Envestnet, Inc.*	40	2,217
GrubHub, Inc.*	6	580
Instructure, Inc.*	33	1,391
Nutanix, Inc., Class A*	16	841
Okta, Inc.*	30	1,504

		9,524

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — 1.0%
CSG Systems International, Inc.	14	589
MAXIMUS, Inc.	10	598
Science Applications International Corp.	8	652
Sykes Enterprises, Inc.*	15	438

		2,277

Leisure Products — 0.2%
Callaway Golf Co.	27	510

Machinery — 4.7%
Alamo Group, Inc.	7	607
Barnes Group, Inc.	8	449
Blue Bird Corp.*	13	301
Crane Co.	7	539
Evoqua Water Technologies Corp.*	44	904
Graco, Inc.	28	1,261
Hillenbrand, Inc.	8	399
ITT, Inc.	27	1,416
John Bean Technologies Corp.	17	1,489
Kadant, Inc.	4	388
Mueller Industries, Inc.	17	502
Oshkosh Corp.	19	1,346
Standex International Corp.	4	458
Woodward, Inc.	4	269

		10,328

Marine — 0.5%
Kirby Corp.*	14	1,161

Media — 2.2%
AMC Networks, Inc., Class A*	7	435
Cable One, Inc.	1	396
Cinemark Holdings, Inc.	12	432
Emerald Expositions Events, Inc.	15	317
Entercom Communications Corp., Class A	48	361
Hemisphere Media Group, Inc.*	28	370
John Wiley & Sons, Inc., Class A	7	449
MSG Networks, Inc., Class A*	17	402
World Wrestling Entertainment, Inc., Class A	21	1,537

		4,699

Multiline Retail — 1.3%
Big Lots, Inc.	11	443
Ollie’s Bargain Outlet Holdings, Inc.*	32	2,298

		2,741

Multi-Utilities — 0.3%
Unitil Corp.	12	595

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — 3.0%
Antero Midstream GP LP	32	600
Callon Petroleum Co.*	53	571
Centennial Resource Development, Inc., Class A*	26	464
CNX Resources Corp.*	30	525
Delek US Holdings, Inc.	15	764
Jagged Peak Energy, Inc.*	58	759
Matador Resources Co.*	17	525
PDC Energy, Inc.*	6	352
Peabody Energy Corp.	7	306
RSP Permian, Inc.*	13	556
SemGroup Corp., Class A	24	604
WildHorse Resource Development Corp.*	22	568

		6,594

Paper & Forest Products — 0.3%
Neenah, Inc.	7	552

Personal Products — 0.2%
Inter Parfums, Inc.	9	455

Pharmaceuticals — 2.8%
Horizon Pharma plc*	73	1,210
Nektar Therapeutics*	10	499
Optinose, Inc.*	42	1,164
Prestige Brands Holdings, Inc.*	10	395
Revance Therapeutics, Inc.*	36	987
TherapeuticsMD, Inc.*	175	1,094
Tricida, Inc.*	23	680

		6,029

Professional Services — 0.4%
Insperity, Inc.	5	469
Korn/Ferry International	8	474

		943

Real Estate Management & Development — 0.4%
RE/MAX Holdings, Inc., Class A	18	923

Road & Rail — 1.3%
Marten Transport Ltd.	27	630
Saia, Inc.*	27	2,184

		2,814

Semiconductors & Semiconductor Equipment — 3.5%
Cabot Microelectronics Corp.	6	636
Entegris, Inc.	65	2,203
Inphi Corp.*	54	1,757
MKS Instruments, Inc.	16	1,530
Monolithic Power Systems, Inc.	12	1,621

		7,747

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — 6.8%
Domo, Inc., Class B*	18	491
Guidewire Software, Inc.*	7	664
HubSpot, Inc.*	16	2,036
Paycom Software, Inc.*	16	1,594
Pluralsight, Inc., Class A*	39	959
Progress Software Corp.	10	400
Proofpoint, Inc.*	14	1,579
RingCentral, Inc., Class A*	22	1,521
SailPoint Technologies Holding, Inc.*	67	1,655
Smartsheet, Inc., Class A*	28	714
Tyler Technologies, Inc.*	4	999
Zendesk, Inc.*	31	1,678
Zscaler, Inc.*	19	665

		14,955

Specialty Retail — 3.5%
Burlington Stores, Inc.*	4	650
Floor & Decor Holdings, Inc., Class A*	30	1,500
Hudson Ltd., Class A (United Kingdom)*	86	1,507
Lithia Motors, Inc., Class A	16	1,525
National Vision Holdings, Inc.*	51	1,857
Williams-Sonoma, Inc.	10	632

		7,671

Textiles, Apparel & Luxury Goods — 1.7%
Carter’s, Inc.	5	583
Columbia Sportswear Co.	7	615
Movado Group, Inc.	10	497
Wolverine World Wide, Inc.	56	1,942

		3,637

Thrifts & Mortgage Finance — 2.2%
BofI Holding, Inc.*	24	984
First Defiance Financial Corp.	7	465
Meridian Bancorp, Inc.	43	832
TrustCo Bank Corp.	85	758
Washington Federal, Inc.	26	835
Waterstone Financial, Inc.	22	368
WSFS Financial Corp.	11	573

		4,815

Trading Companies & Distributors — 2.5%
Applied Industrial Technologies, Inc.	23	1,580
H&E Equipment Services, Inc.	31	1,153
MSC Industrial Direct Co., Inc., Class A	8	684
Rush Enterprises, Inc., Class A*	35	1,500
SiteOne Landscape Supply, Inc.*	7	551

		5,468

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Blend Fund

(formerly known as JPMorgan Dynamic Small Cap Growth Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Water Utilities — 0.6%
American States Water Co.	11	615
Middlesex Water Co.	14	590

		1,205

Total Common Stocks (Cost $155,190)		214,133

Short-Term Investments — 2.4%
Investment Companies — 2.4%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (b) (Cost $5,211)	5,211	5,211

Total Investments — 100.3% (Cost $160,401)		219,344
Liabilities in Excess of Other Assets — (0.3%)		(587)

NET ASSETS — 100.0%		$218,757

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.0%
Aerospace & Defense — 1.2%
AAR Corp.	18	849
Engility Holdings, Inc.*	14	442
HEICO Corp., Class A	13	776
Moog, Inc., Class A	4	281
Vectrus, Inc.*	44	1,346

		3,694

Air Freight & Logistics — 0.2%
Atlas Air Worldwide Holdings, Inc.*	5	359
Park-Ohio Holdings Corp.	4	158

		517

Airlines — 0.7%
Hawaiian Holdings, Inc.	11	399
SkyWest, Inc.	34	1,780

		2,179

Auto Components — 1.3%
American Axle & Manufacturing Holdings, Inc.*	57	887
Cooper-Standard Holdings, Inc.*	19	2,502
Dana, Inc.	19	380
Modine Manufacturing Co.*	6	111
Stoneridge, Inc.*	2	73
Tower International, Inc.	6	183

		4,136

Banks — 10.0%
Bancorp, Inc. (The)*	54	560
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	65	2,981
Cadence BanCorp	5	139
Cathay General Bancorp	9	365
Central Valley Community Bancorp	3	70
Community Trust Bancorp, Inc.	2	91
Customers Bancorp, Inc.*	4	123
East West Bancorp, Inc.	39	2,521
Enterprise Financial Services Corp.	2	108
Fidelity Southern Corp.	16	402
Financial Institutions, Inc.	20	667
First BanCorp (Puerto Rico)*	182	1,391
First Business Financial Services, Inc.	5	138
First Community Bancshares, Inc.	6	203
First Financial Bancorp	6	196
First Merchants Corp.	40	1,860
Fulton Financial Corp.	57	940
Hancock Whitney Corp.	43	1,987
Hanmi Financial Corp.	38	1,066
Hilltop Holdings, Inc.	15	334

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
Hope Bancorp, Inc.	67	1,201
Howard Bancorp, Inc.*	1	25
IBERIABANK Corp.	6	457
NBT Bancorp, Inc.	3	128
Northeast Bancorp	4	96
Pacific Mercantile Bancorp*	6	54
PacWest Bancorp	27	1,346
Popular, Inc. (Puerto Rico)	61	2,757
Preferred Bank	12	716
Premier Financial Bancorp, Inc.	3	51
Shore Bancshares, Inc.	7	131
Sierra Bancorp	3	89
SVB Financial Group*	2	463
TCF Financial Corp.	106	2,597
Towne Bank	2	71
TriCo Bancshares	5	178
TriState Capital Holdings, Inc.*	8	206
Triumph Bancorp, Inc.*	7	272
United Community Banks, Inc.	20	607
Wintrust Financial Corp.	30	2,577
Zions Bancorp	23	1,212

		31,376

Biotechnology — 7.0%
Acorda Therapeutics, Inc.*	11	301
Aduro Biotech, Inc.*	68	478
Akebia Therapeutics, Inc.*	38	379
Allena Pharmaceuticals, Inc.*	29	374
AMAG Pharmaceuticals, Inc.*	54	1,049
Amicus Therapeutics, Inc.*	64	1,005
AnaptysBio, Inc.*	7	497
Aptinyx, Inc.*	1	24
Audentes Therapeutics, Inc.*	16	627
Bellicum Pharmaceuticals, Inc.*	106	779
Bluebird Bio, Inc.*	7	1,130
Blueprint Medicines Corp.*	9	590
Cara Therapeutics, Inc.*	19	360
Catalyst Pharmaceuticals, Inc.*	135	420
Coherus Biosciences, Inc.*	55	766
Concert Pharmaceuticals, Inc.*	21	357
Dynavax Technologies Corp.*	37	567
Esperion Therapeutics, Inc.*	10	384
FibroGen, Inc.*	14	864
Forty Seven, Inc.*	16	250
Heron Therapeutics, Inc.*	31	1,189

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Biotechnology — continued
Homology Medicines, Inc.*	25	508
Jounce Therapeutics, Inc.*	26	200
Loxo Oncology, Inc.*	8	1,345
Madrigal Pharmaceuticals, Inc.*	3	811
Mersana Therapeutics, Inc.*	22	391
Ra Pharmaceuticals, Inc.*	35	344
Radius Health, Inc.*	3	91
Rhythm Pharmaceuticals, Inc.*	22	700
Rigel Pharmaceuticals, Inc.*	98	277
Sage Therapeutics, Inc.*	6	963
Sarepta Therapeutics, Inc.*	12	1,639
Selecta Biosciences, Inc.*	45	599
Spark Therapeutics, Inc.*	6	505
Synergy Pharmaceuticals, Inc.*	58	101
Syros Pharmaceuticals, Inc.*	59	600
TESARO, Inc.*	4	169
Xencor, Inc.*	12	455

		22,088

Building Products — 0.5%
Universal Forest Products, Inc.	41	1,516

Capital Markets — 1.1%
BGC Partners, Inc., Class A	93	1,054
BrightSphere Investment Group plc	48	685
Houlihan Lokey, Inc.	9	467
INTL. FCStone, Inc.*	2	97
Investment Technology Group, Inc.	25	529
Piper Jaffray Cos.	4	309
Pzena Investment Management, Inc., Class A	7	68
Stifel Financial Corp.	2	110

		3,319

Chemicals — 1.5%
Chemours Co. (The)	10	461
FutureFuel Corp.	20	283
OMNOVA Solutions, Inc.*	16	167
Rayonier Advanced Materials, Inc.	19	319
Trinseo SA	48	3,385

		4,615

Commercial Services & Supplies — 2.6%
ABM Industries, Inc.	16	455
ACCO Brands Corp.	162	2,247
BrightView Holdings, Inc.*	22	492
Essendant, Inc.	29	389
Herman Miller, Inc.	3	98

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — continued
Kimball International, Inc., Class B	14	219
Knoll, Inc.	6	118
LSC Communications, Inc.	59	916
Quad/Graphics, Inc.	132	2,751
Steelcase, Inc., Class A	34	453
VSE Corp.	2	82

		8,220

Communications Equipment — 0.7%
Ciena Corp.*	44	1,164
Plantronics, Inc.	16	1,197

		2,361

Construction & Engineering — 2.5%
Comfort Systems USA, Inc.	2	87
EMCOR Group, Inc.	26	1,995
HC2 Holdings, Inc.*	183	1,071
KBR, Inc.	124	2,228
MasTec, Inc.*	36	1,827
Sterling Construction Co., Inc.*	19	250
Tutor Perini Corp.*	15	268

		7,726

Consumer Finance — 1.9%
Enova International, Inc.*	13	479
FirstCash, Inc.	33	2,929
Green Dot Corp., Class A*	34	2,459

		5,867

Containers & Packaging — 0.3%
Berry Global Group, Inc.*	14	626
Graphic Packaging Holding Co.	25	360

		986

Distributors — 0.1%
Funko, Inc., Class A*	30	375

Diversified Consumer Services — 0.7%
Capella Education Co.	2	199
Grand Canyon Education, Inc.*	9	971
K12, Inc.*	24	389
Weight Watchers International, Inc.*	7	678

		2,237

Diversified Financial Services — 0.1%
Cannae Holdings, Inc.*	5	100
Marlin Business Services Corp.	3	93

		193

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Diversified Telecommunication Services — 0.1%
Ooma, Inc.*	34	487

Electric Utilities — 1.2%
IDACORP, Inc.	6	592
MGE Energy, Inc.	4	244
PNM Resources, Inc.	9	346
Portland General Electric Co.	42	1,786
Spark Energy, Inc., Class A	80	782

		3,750

Electrical Equipment — 0.4%
Atkore International Group, Inc.*	23	484
EnerSys	7	493
Regal Beloit Corp.	4	313

		1,290

Electronic Equipment, Instruments & Components — 4.3%
Benchmark Electronics, Inc.	51	1,479
Fitbit, Inc., Class A*	24	157
Insight Enterprises, Inc.*	43	2,086
KEMET Corp.*	77	1,847
Kimball Electronics, Inc.*	30	558
Littelfuse, Inc.	3	634
Methode Electronics, Inc.	25	1,006
Plexus Corp.*	3	179
Sanmina Corp.*	65	1,907
Tech Data Corp.*	38	3,114
Vishay Precision Group, Inc.*	11	401

		13,368

Energy Equipment & Services — 1.2%
C&J Energy Services, Inc.*	7	156
Exterran Corp.*	29	719
FTS International, Inc.*	22	309
Mammoth Energy Services, Inc.*	3	98
Matrix Service Co.*	29	527
McDermott International, Inc.*	30	588
Oil States International, Inc.*	32	1,011
PHI, Inc. (Non-Voting)*	7	76
RigNet, Inc.*	38	394

		3,878

Equity Real Estate Investment Trusts (REITs) — 6.2%
American Assets Trust, Inc.	9	352
Armada Hoffler Properties, Inc.	89	1,329
Ashford Hospitality Trust, Inc.	166	1,345
Braemar Hotels & Resorts, Inc.	30	338

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued
Chatham Lodging Trust	10	216
Chesapeake Lodging Trust	12	372
CoreCivic, Inc.	16	380
CorEnergy Infrastructure Trust, Inc.	1	41
CoreSite Realty Corp.	6	717
Cousins Properties, Inc.	32	308
CyrusOne, Inc.	3	163
DCT Industrial Trust, Inc.	10	640
DiamondRock Hospitality Co.	39	481
Education Realty Trust, Inc.	1	60
First Industrial Realty Trust, Inc.	48	1,615
Franklin Street Properties Corp.	4	31
GEO Group, Inc. (The)	89	2,437
Getty Realty Corp.	29	817
Highwoods Properties, Inc.	8	411
Hudson Pacific Properties, Inc.	6	220
InfraREIT, Inc.	11	237
LaSalle Hotel Properties	9	322
New Senior Investment Group, Inc.	8	60
NexPoint Residential Trust, Inc.	24	691
Preferred Apartment Communities, Inc., Class A	24	415
PS Business Parks, Inc.	2	257
Ramco-Gershenson Properties Trust	26	344
Retail Opportunity Investments Corp.	31	590
Rexford Industrial Realty, Inc.	25	785
RLJ Lodging Trust	24	525
Summit Hotel Properties, Inc.	55	781
Sun Communities, Inc.	3	284
Sunstone Hotel Investors, Inc.	50	834
Tier REIT, Inc.	20	468
Xenia Hotels & Resorts, Inc.	26	621

		19,487

Food & Staples Retailing — 0.8%
Performance Food Group Co.*	33	1,204
SpartanNash Co.	35	893
US Foods Holding Corp.*	12	457

		2,554

Food Products — 0.6%
Dean Foods Co.	39	408
Pilgrim’s Pride Corp.*	31	628
Pinnacle Foods, Inc.	4	281
Sanderson Farms, Inc.	4	389
TreeHouse Foods, Inc.*	3	142

		1,848

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Gas Utilities — 0.7%
New Jersey Resources Corp.	15	673
Southwest Gas Holdings, Inc.	14	1,075
WGL Holdings, Inc.	5	462

		2,210

Health Care Equipment & Supplies — 3.1%
Globus Medical, Inc., Class A*	6	313
Haemonetics Corp.*	42	3,793
Inogen, Inc.*	7	1,259
Integer Holdings Corp.*	47	3,039
Lantheus Holdings, Inc.*	72	1,040
Masimo Corp.*	3	332

		9,776

Health Care Providers & Services — 4.2%
Addus HomeCare Corp.*	25	1,431
American Renal Associates Holdings, Inc.*	15	233
Cross Country Healthcare, Inc.*	79	890
Diplomat Pharmacy, Inc.*	37	936
Encompass Health Corp.	24	1,639
Envision Healthcare Corp.*	3	112
Molina Healthcare, Inc.*	34	3,283
Owens & Minor, Inc.	28	460
RadNet, Inc.*	34	509
Surgery Partners, Inc.*	12	176
Tenet Healthcare Corp.*	74	2,474
WellCare Health Plans, Inc.*	4	1,000

		13,143

Hotels, Restaurants & Leisure — 1.4%
Bloomin’ Brands, Inc.	91	1,829
Dine Brands Global, Inc.	8	606
Pinnacle Entertainment, Inc.*	38	1,288
Ruth’s Hospitality Group, Inc.	23	640

		4,363

Household Durables — 2.0%
Beazer Homes USA, Inc.*	60	884
Hamilton Beach Brands Holding Co., Class A	4	109
Helen of Troy Ltd.*	16	1,544
Hooker Furniture Corp.	10	469
KB Home	37	1,000
Lifetime Brands, Inc.	18	223
Taylor Morrison Home Corp., Class A*	96	1,984

		6,213

INVESTMENTS	SHARES (000)	VALUE ($000)

Household Products — 0.3%
Central Garden & Pet Co., Class A*	27	1,105

Independent Power and Renewable Electricity Producers — 0.8%
Atlantic Power Corp.*	52	114
NRG Yield, Inc., Class A	5	85
NRG Yield, Inc., Class C	77	1,316
Ormat Technologies, Inc.	12	644
Vistra Energy Corp.*	11	252

		2,411

Insurance — 2.2%
American Equity Investment Life Holding Co.	46	1,642
CNO Financial Group, Inc.	59	1,128
First American Financial Corp.	13	657
HCI Group, Inc.	7	281
Kinsale Capital Group, Inc.	11	587
National General Holdings Corp.	6	162
Selective Insurance Group, Inc.	4	227
Stewart Information Services Corp.	18	771
United Fire Group, Inc.	5	250
Universal Insurance Holdings, Inc.	36	1,273

		6,978

Internet & Direct Marketing Retail — 1.1%
Groupon, Inc.*	90	387
Liberty Expedia Holdings, Inc., Class A*	29	1,265
Liberty TripAdvisor Holdings, Inc., Class A*	82	1,327
Shutterfly, Inc.*	5	423

		3,402

Internet Software & Services — 2.4%
Apptio, Inc., Class A*	20	721
Blucora, Inc.*	61	2,261
DocuSign, Inc.*	7	365
Etsy, Inc.*	10	430
Five9, Inc.*	15	510
Limelight Networks, Inc.*	111	497
New Relic, Inc.*	14	1,408
Nutanix, Inc., Class A*	12	614
QuinStreet, Inc.*	27	348
SendGrid, Inc.*	3	66
Web.com Group, Inc.*	10	253

		7,473

IT Services — 2.1%
CACI International, Inc., Class A*	6	1,079
ServiceSource International, Inc.*	46	180

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
IT Services — continued
Sykes Enterprises, Inc.*	16	450
Travelport Worldwide Ltd.	159	2,955
Unisys Corp.*	89	1,149
Virtusa Corp.*	14	691

		6,504

Machinery — 3.4%
Barnes Group, Inc.	6	374
Columbus McKinnon Corp.	22	937
Federal Signal Corp.	18	413
Global Brass & Copper Holdings, Inc.	58	1,803
Greenbrier Cos., Inc. (The)	6	314
Hurco Cos., Inc.	2	90
Hyster-Yale Materials Handling, Inc.	4	283
Kadant, Inc.	8	805
Meritor, Inc.*	106	2,180
Milacron Holdings Corp.*	40	757
SPX FLOW, Inc.*	5	228
Standex International Corp.	1	147
TriMas Corp.*	11	317
Wabash National Corp.	93	1,741
Watts Water Technologies, Inc., Class A	4	282

		10,671

Marine — 0.2%
Costamare, Inc. (Monaco)	71	563

Media — 1.0%
Gannett Co., Inc.	122	1,302
Gray Television, Inc.*	42	671
MDC Partners, Inc., Class A*	49	225
Nexstar Media Group, Inc., Class A	3	222
Sinclair Broadcast Group, Inc., Class A	26	852

		3,272

Metals & Mining — 0.9%
AK Steel Holding Corp.*	74	321
Cleveland-Cliffs, Inc.*	59	501
Commercial Metals Co.	21	443
Ramaco Resources, Inc.*	23	159
Ryerson Holding Corp.*	16	173
Warrior Met Coal, Inc.	33	904
Worthington Industries, Inc.	5	199

		2,700

Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Capstead Mortgage Corp.	10	91
Invesco Mortgage Capital, Inc.	6	91
Redwood Trust, Inc.	68	1,114

		1,296

INVESTMENTS	SHARES (000)	VALUE ($000)

Multiline Retail — 0.2%
BJ’s Wholesale Club Holdings, Inc.*	26	610

Oil, Gas & Consumable Fuels — 3.9%
Abraxas Petroleum Corp.*	233	672
Arch Coal, Inc., Class A	8	643
Delek US Holdings, Inc.	68	3,408
Denbury Resources, Inc.*	318	1,528
EP Energy Corp., Class A*	39	118
NACCO Industries, Inc., Class A	2	65
Peabody Energy Corp.	50	2,283
Renewable Energy Group, Inc.*	56	1,007
REX American Resources Corp.*	1	49
SRC Energy, Inc.*	43	476
W&T Offshore, Inc.*	301	2,149

		12,398

Paper & Forest Products — 1.5%
Boise Cascade Co.	15	665
Louisiana-Pacific Corp.	33	885
Schweitzer-Mauduit International, Inc.	35	1,515
Verso Corp., Class A*	74	1,610

		4,675

Personal Products — 0.1%
USANA Health Sciences, Inc.*	2	193

Pharmaceuticals — 1.7%
Aclaris Therapeutics, Inc.*	27	545
Amphastar Pharmaceuticals, Inc.*	9	136
Assembly Biosciences, Inc.*	12	459
Endo International plc*	51	482
Horizon Pharma plc*	94	1,553
Medicines Co. (The)*	3	117
Phibro Animal Health Corp., Class A	11	511
resTORbio, Inc.*	12	112
Revance Therapeutics, Inc.*	6	176
TherapeuticsMD, Inc.*	109	682
WaVe Life Sciences Ltd.*	14	524

		5,297

Professional Services — 3.5%
Barrett Business Services, Inc.	28	2,733
CRA International, Inc.	5	274
Heidrick & Struggles International, Inc.	13	469
ICF International, Inc.	10	703
Insperity, Inc.	39	3,761
Kelly Services, Inc., Class A	2	46
Kforce, Inc.	3	106

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Professional Services — continued
Korn/Ferry International	7	403
TriNet Group, Inc.*	18	1,024
TrueBlue, Inc.*	55	1,469

		10,988

Road & Rail — 1.3%
ArcBest Corp.	59	2,691
Avis Budget Group, Inc.*	23	735
Covenant Transportation Group, Inc., Class A*	5	154
Schneider National, Inc., Class B	11	305
Universal Logistics Holdings, Inc.	3	75
YRC Worldwide, Inc.*	4	37

		3,997

Semiconductors & Semiconductor Equipment — 2.2%
Advanced Energy Industries, Inc.*	15	844
Alpha & Omega Semiconductor Ltd.*	31	447
Cohu, Inc.	34	821
Cypress Semiconductor Corp.	71	1,105
Ichor Holdings Ltd.*	23	497
Rudolph Technologies, Inc.*	8	228
Sigma Designs, Inc.*	19	118
SMART Global Holdings, Inc.*	59	1,877
Ultra Clean Holdings, Inc.*	61	1,017

		6,954

Software — 3.4%
Carbon Black, Inc.*	4	112
CommVault Systems, Inc.*	7	481
Domo, Inc., Class B*	26	699
Imperva, Inc.*	19	931
MicroStrategy, Inc., Class A*	3	364
Pegasystems, Inc.	4	225
Pivotal Software, Inc., Class A*	20	473
Pluralsight, Inc., Class A*	54	1,325
QAD, Inc., Class A	3	145
Qualys, Inc.*	9	780
RingCentral, Inc., Class A*	29	2,060
SailPoint Technologies Holding, Inc.*	27	655
Smartsheet, Inc., Class A*	32	826
Synchronoss Technologies, Inc.*	60	371
TiVo Corp.	53	712
Zscaler, Inc.*	11	408

		10,567

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — 2.9%
Abercrombie & Fitch Co., Class A	24	575
Asbury Automotive Group, Inc.*	3	178
Caleres, Inc.	31	1,059
Children’s Place, Inc. (The)	10	1,209
Conn’s, Inc.*	11	356
Express, Inc.*	21	190
Group 1 Automotive, Inc.	8	485
Hudson Ltd., Class A (United Kingdom)*	44	775
Office Depot, Inc.	465	1,187
Party City Holdco, Inc.*	27	416
RH*	3	363
Tailored Brands, Inc.	97	2,478

		9,271

Textiles, Apparel & Luxury Goods — 0.9%
Deckers Outdoor Corp.*	10	1,083
Fossil Group, Inc.*	58	1,556
Perry Ellis International, Inc.*	10	280

		2,919

Thrifts & Mortgage Finance — 0.9%
BankFinancial Corp.	5	83
HomeStreet, Inc.*	10	281
Meta Financial Group, Inc.	8	808
MGIC Investment Corp.*	45	483
OceanFirst Financial Corp.	13	395
PennyMac Financial Services, Inc., Class A*	10	193
Radian Group, Inc.	10	156
Walker & Dunlop, Inc.	10	549

		2,948

Tobacco — 0.1%
Turning Point Brands, Inc.	12	380

Trading Companies & Distributors — 1.0%
Applied Industrial Technologies, Inc.	10	673
GMS, Inc.*	13	358
MRC Global, Inc.*	76	1,645
Titan Machinery, Inc.*	15	230
Veritiv Corp.*	3	131

		3,037

Water Utilities — 0.0% (a)
Consolidated Water Co. Ltd. (Cayman Islands)	3	35

Total Common Stocks (Cost $225,362)		304,416

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

Investments	NO. OF WARRANTS (000)	VALUE ($000)
Warrants — 0.0%
Consumer Finance — 0.0%
Emergent Capital, Inc. expiring 10/1/2019, price 10.75*‡ (Cost $—)	2	—

	SHARES (000)
Short-Term Investments — 3.7%
Investment Companies — 3.7%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (b) (c) (Cost $11,474)	11,474	11,474

Total Investments — 100.7% (Cost $236,836)		315,890
Liabilities in Excess of Other Assets — (0.7%)		(2,070)

NET ASSETS — 100.0%		$313,820

Percentages indicated are based on net assets.

Futures contracts outstanding as of June 30, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	106	09/2018	USD	8,732	(70)

					(70)

Abbreviations
REIT	Real Estate Investment Trust
USD	United States Dollar

(a)	Amount rounds to less than 0.05% of net assets.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 94.0%
Auto Components — 1.0%
LCI Industries	721	65,031

Banks — 10.4%
Associated Banc-Corp.	2,481	67,736
BankUnited, Inc.	1,783	72,840
Cadence BanCorp	1,348	38,909
Commerce Bancshares, Inc.	823	53,268
First Financial Bancorp	1,586	48,614
First Hawaiian, Inc.	2,166	62,854
First Horizon National Corp.	4,066	72,533
First Interstate BancSystem, Inc., Class A	638	26,940
Glacier Bancorp, Inc.	168	6,488
Great Western Bancorp, Inc.	1,492	62,664
IBERIABANK Corp.	899	68,142
Western Alliance Bancorp*	1,122	63,512
Wintrust Financial Corp.	788	68,582

		713,082

Building Products — 1.6%
JELD-WEN Holding, Inc.*	1,437	41,091
USG Corp.*	1,591	68,605

		109,696

Capital Markets — 3.6%
Eaton Vance Corp.	904	47,198
FactSet Research Systems, Inc.	270	53,562
Lazard Ltd., Class A	963	47,107
Moelis & Co., Class A	748	43,842
Morningstar, Inc.	411	52,669

		244,378

Chemicals — 3.8%
GCP Applied Technologies, Inc.*	2,154	62,366
PQ Group Holdings, Inc.*	3,570	64,267
Quaker Chemical Corp.	412	63,801
Valvoline, Inc.	3,249	70,081

		260,515

Commercial Services & Supplies — 5.0%
Advanced Disposal Services, Inc.*	1,819	45,064
Brady Corp., Class A	2,393	92,268
BrightView Holdings, Inc.*	1,100	24,134
Herman Miller, Inc.	1,301	44,102
KAR Auction Services, Inc.	1,471	80,606
MSA Safety, Inc.	139	13,373
US Ecology, Inc.	675	42,982

		342,529

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — 0.6%
Willscot Corp., Class A*	2,771	41,013

Containers & Packaging — 2.7%
AptarGroup, Inc.	1,594	148,887
Crown Holdings, Inc.*	844	37,790

		186,677

Distributors — 2.3%
Pool Corp.	1,052	159,448

Diversified Consumer Services — 0.8%
ServiceMaster Global Holdings, Inc.*	930	55,296

Electric Utilities — 1.2%
Portland General Electric Co.	1,996	85,341

Electrical Equipment — 0.8%
Generac Holdings, Inc.*	1,067	55,193

Energy Equipment & Services — 2.7%
Core Laboratories NV	790	99,674
Patterson-UTI Energy, Inc.	4,543	81,773

		181,447

Equity Real Estate Investment Trusts (REITs) — 5.1%
CubeSmart	1,311	42,226
EastGroup Properties, Inc.	864	82,555
National Retail Properties, Inc.	2,375	104,387
Outfront Media, Inc.	2,859	55,612
RLJ Lodging Trust	2,958	65,231

		350,011

Food & Staples Retailing — 1.9%
Performance Food Group Co.*	3,613	132,591

Health Care Equipment & Supplies — 3.0%
ICU Medical, Inc.*	301	88,277
West Pharmaceutical Services, Inc.	1,142	113,430

		201,707

Health Care Providers & Services — 6.0%
Encompass Health Corp.	1,855	125,596
HealthEquity, Inc.*	789	59,266
Magellan Health, Inc.*	370	35,460
Molina Healthcare, Inc.*	505	49,495
Premier, Inc., Class A*	1,359	49,444
Tivity Health, Inc.*	562	19,784
WellCare Health Plans, Inc.*	286	70,392

		409,437

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Technology — 1.9%
Cotiviti Holdings, Inc.*	1,410	62,204
Medidata Solutions, Inc.*	822	66,256

		128,460

Hotels, Restaurants & Leisure — 1.4%
Monarch Casino & Resort, Inc.*	611	26,898
Papa John’s International, Inc.	1,139	57,760
Zoe’s Kitchen, Inc.*	1,089	10,624

		95,282

Household Products — 0.8%
Spectrum Brands Holdings, Inc.	691	56,403

Insurance — 1.6%
Kinsale Capital Group, Inc.	641	35,174
ProAssurance Corp.	1,215	43,055
RLI Corp.	504	33,373

		111,602

Internet Software & Services — 4.0%
Cision Ltd.*	4,137	61,844
GrubHub, Inc.*	783	82,171
Instructure, Inc.*	978	41,595
Q2 Holdings, Inc.*	1,549	88,361

		273,971

IT Services — 0.8%
CoreLogic, Inc.*	1,005	52,165

Leisure Products — 2.7%
Acushnet Holdings Corp.	2,763	67,573
Brunswick Corp.	1,554	100,212
Malibu Boats, Inc., Class A*	408	17,096

		184,881

Machinery — 7.8%
Allison Transmission Holdings, Inc.	976	39,509
Altra Industrial Motion Corp.	1,120	48,291
Douglas Dynamics, Inc.	996	47,802
Evoqua Water Technologies Corp.*	1,858	38,099
Gates Industrial Corp. plc*	1,803	29,336
Lincoln Electric Holdings, Inc.	644	56,542
Proto Labs, Inc.*	298	35,457
RBC Bearings, Inc.*	723	93,070
Toro Co. (The)	2,432	146,538

		534,644

Media — 2.1%
Cinemark Holdings, Inc.	2,484	87,127
Emerald Expositions Events, Inc.	267	5,506

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued
EW Scripps Co. (The), Class A	3,643	48,781

		141,414

Multiline Retail — 0.4%
BJ’s Wholesale Club Holdings, Inc.*	1,237	29,250

Multi-Utilities — 1.1%
NorthWestern Corp.	1,331	76,202

Oil, Gas & Consumable Fuels — 1.2%
SRC Energy, Inc.*	7,312	80,580

Pharmaceuticals — 2.3%
Catalent, Inc.*	2,509	105,119
Prestige Brands Holdings, Inc.*	1,435	55,085

		160,204

Real Estate Management & Development — 1.3%
HFF, Inc., Class A	1,381	47,422
Realogy Holdings Corp.	1,807	41,207

		88,629

Road & Rail — 1.7%
Knight-Swift Transportation Holdings, Inc.	1,475	56,364
Landstar System, Inc.	538	58,781

		115,145

Semiconductors & Semiconductor Equipment — 1.6%
Cabot Microelectronics Corp.	998	107,302

Software — 6.8%
Aspen Technology, Inc.*	822	76,213
Blackbaud, Inc.	650	66,622
Guidewire Software, Inc.*	752	66,732
Manhattan Associates, Inc.*	1,120	52,665
MicroStrategy, Inc., Class A*	252	32,135
SailPoint Technologies Holding, Inc.*	1,248	30,632
Tableau Software, Inc., Class A*	672	65,657
Tyler Technologies, Inc.*	318	70,616

		461,272

Specialty Retail — 0.1%
Chico’s FAS, Inc.	759	6,180

Textiles, Apparel & Luxury Goods — 1.0%
Carter’s, Inc.	601	65,146

Trading Companies & Distributors — 0.9%
Applied Industrial Technologies, Inc.	857	60,124

Total Common Stocks (Cost $4,333,699)		6,422,248

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange Traded Funds — 1.3%
U.S. Equity — 1.3%
iShares Russell 2000 ETF (Cost $69,239)	539	88,296

Short-Term Investments — 5.2%
Investment Companies — 5.2%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (b) (Cost $354,263)	354,263	354,263

Total Investments — 100.5% (Cost $4,757,201)		6,864,807
Liabilities in Excess of Other Assets — (0.5%)		(36,568)

NET ASSETS — 100.0%		$6,828,239

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange Traded Fund

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.3%
Aerospace & Defense — 1.9%
HEICO Corp.	341	24,866
Hexcel Corp.	262	17,398

		42,264

Automobiles — 0.6%
Winnebago Industries, Inc.	340	13,808

Banks — 2.0%
Bank of the Ozarks	229	10,326
Signature Bank*	53	6,802
Texas Capital Bancshares, Inc.*	303	27,727

		44,855

Biotechnology — 10.3%
ACADIA Pharmaceuticals, Inc.*	225	3,438
Adverum Biotechnologies, Inc.*	1,380	7,312
Atara Biotherapeutics, Inc.*	327	12,002
Avrobio, Inc.*	190	5,432
Bellicum Pharmaceuticals, Inc.*	940	6,941
Biohaven Pharmaceutical Holding Co. Ltd.*	446	17,608
Clementia Pharmaceuticals, Inc. (Canada)*	516	6,791
Clovis Oncology, Inc.*	93	4,216
Coherus Biosciences, Inc.*	468	6,551
Exact Sciences Corp.*	163	9,739
FibroGen, Inc.*	322	20,127
G1 Therapeutics, Inc.*	265	11,514
Global Blood Therapeutics, Inc.*	96	4,323
Halozyme Therapeutics, Inc.*	1,020	17,202
Homology Medicines, Inc.*	721	14,699
Insmed, Inc.*	143	3,370
Neurocrine Biosciences, Inc.*	120	11,757
Portola Pharmaceuticals, Inc.*	198	7,477
REGENXBIO, Inc.*	308	22,095
Sage Therapeutics, Inc.*	69	10,877
Spark Therapeutics, Inc.*	260	21,540

		225,011

Building Products — 4.3%
Advanced Drainage Systems, Inc.	873	24,933
Lennox International, Inc.	111	22,253
Masonite International Corp.*	225	16,182
Trex Co., Inc.*	505	31,636

		95,004

Capital Markets — 2.4%
Evercore, Inc., Class A	313	33,006
Financial Engines, Inc.	110	4,919
PennantPark Investment Corp.	1,361	9,536
WisdomTree Investments, Inc.	478	4,339

		51,800

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — 1.1%
Ferro Corp.*	1,208	25,190

Commercial Services & Supplies — 1.5%
Advanced Disposal Services, Inc.*	1,357	33,621

Communications Equipment — 1.2%
Ciena Corp.*	415	11,003
Quantenna Communications, Inc.*	996	15,479

		26,482

Construction Materials — 1.8%
Eagle Materials, Inc.	139	14,558
Summit Materials, Inc., Class A*	970	25,456

		40,014

Distributors — 1.0%
Pool Corp.	140	21,210

Diversified Consumer Services — 1.3%
Bright Horizons Family Solutions, Inc.*	273	28,010

Electronic Equipment, Instruments & Components — 1.3%
Littelfuse, Inc.	121	27,573

Energy Equipment & Services — 0.4%
Forum Energy Technologies, Inc.*	633	7,821

Equity Real Estate Investment Trusts (REITs) — 1.0%
CubeSmart	316	10,176
Highwoods Properties, Inc.	220	11,150

		21,326

Food & Staples Retailing — 1.8%
Performance Food Group Co.*	1,063	39,027

Food Products — 0.9%
Freshpet, Inc.*	690	18,931

Health Care Equipment & Supplies — 4.5%
GenMark Diagnostics, Inc.*	1,429	9,115
Insulet Corp.*	232	19,855
iRhythm Technologies, Inc.*	265	21,511
K2M Group Holdings, Inc.*	790	17,784
Nevro Corp.*	280	22,351
TransEnterix, Inc.*	1,690	7,368

		97,984

Health Care Providers & Services — 2.6%
Acadia Healthcare Co., Inc.*	465	19,015
Amedisys, Inc.*	255	21,771
WellCare Health Plans, Inc.*	61	15,098

		55,884

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Technology — 2.6%
Evolent Health, Inc., Class A*	992	20,884
Teladoc, Inc.*	629	36,495

		57,379

Hotels, Restaurants & Leisure — 3.2%
Boyd Gaming Corp.	1,016	35,217
Red Rock Resorts, Inc., Class A	327	10,959
Texas Roadhouse, Inc.	364	23,863

		70,039

Household Durables — 0.7%
TRI Pointe Group, Inc.*	900	14,717

Internet & Direct Marketing Retail — 1.6%
Groupon, Inc.*	3,985	17,135
Wayfair, Inc., Class A*	158	18,724

		35,859

Internet Software & Services — 6.8%
2U, Inc.*	262	21,880
Cloudera, Inc.*	1,165	15,886
DocuSign, Inc.*	174	9,211
Envestnet, Inc.*	634	34,812
GrubHub, Inc.*	87	9,112
Instructure, Inc.*	513	21,841
Nutanix, Inc., Class A*	256	13,203
Okta, Inc.*	469	23,611

		149,556

Machinery — 4.6%
Evoqua Water Technologies Corp.*	693	14,201
Graco, Inc.	438	19,807
ITT, Inc.	425	22,239
John Bean Technologies Corp.	263	23,377
Oshkosh Corp.	301	21,136

		100,760

Marine — 0.8%
Kirby Corp.*	218	18,230

Media — 1.1%
World Wrestling Entertainment, Inc., Class A	331	24,132

Multiline Retail — 1.6%
Ollie’s Bargain Outlet Holdings, Inc.*	498	36,085

Oil, Gas & Consumable Fuels — 1.3%
Centennial Resource Development, Inc., Class A*	403	7,285
Jagged Peak Energy, Inc.*	915	11,918
RSP Permian, Inc.*	199	8,739

		27,942

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 4.0%
Horizon Pharma plc*	1,147	19,003
Nektar Therapeutics*	161	7,839
Optinose, Inc.*	629	17,603
Revance Therapeutics, Inc.*	565	15,508
TherapeuticsMD, Inc.*	2,753	17,176
Tricida, Inc.*	343	10,255

		87,384

Real Estate Management & Development — 0.7%
RE/MAX Holdings, Inc., Class A	276	14,493

Road & Rail — 1.6%
Saia, Inc.*	424	34,288

Semiconductors & Semiconductor Equipment — 5.1%
Entegris, Inc.	1,020	34,592
Inphi Corp.*	846	27,579
MKS Instruments, Inc.	251	24,030
Monolithic Power Systems, Inc.	190	25,456

		111,657

Software — 10.4%
Domo, Inc., Class B*	277	7,560
Guidewire Software, Inc.*	117	10,425
HubSpot, Inc.*	255	31,962
Paycom Software, Inc.*	253	25,031
Pluralsight, Inc., Class A*	616	15,057
Proofpoint, Inc.*	215	24,801
RingCentral, Inc., Class A*	340	23,884
SailPoint Technologies Holding, Inc.*	1,059	25,993
Smartsheet, Inc., Class A*	432	11,222
Tyler Technologies, Inc.*	71	15,686
Zendesk, Inc.*	484	26,350
Zscaler, Inc.*	292	10,445

		228,416

Specialty Retail — 5.0%
Burlington Stores, Inc.*	68	10,205
Floor & Decor Holdings, Inc., Class A*	478	23,559
Hudson Ltd., Class A (United Kingdom)*	1,353	23,656
Lithia Motors, Inc., Class A	253	23,949
National Vision Holdings, Inc.*	797	29,158

		110,527

Textiles, Apparel & Luxury Goods — 1.4%
Wolverine World Wide, Inc.	877	30,485

Thrifts & Mortgage Finance — 0.7%
BofI Holding, Inc.*	378	15,456

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Trading Companies & Distributors — 3.2%
Applied Industrial Technologies, Inc.	269	18,885
H&E Equipment Services, Inc.	482	18,112
Rush Enterprises, Inc., Class A*	543	23,545
SiteOne Landscape Supply, Inc.*	103	8,657

		69,199

Total Common Stocks (Cost $1,517,328)		2,152,419

Short-Term Investments — 2.4%
Investment Companies — 2.4%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (a) (b) (Cost $52,237)	52,237	52,237

Total Investments — 100.7% (Cost $1,569,565)		2,204,656
Liabilities in Excess of Other Assets — (0.7%)		(14,744)

NET ASSETS — 100.0%		$2,189,912

Percentages indicated are based on net assets.

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.4%
Aerospace & Defense — 0.8%
Curtiss-Wright Corp.	76	8,998
Moog, Inc., Class A	81	6,299

		15,297

Auto Components — 0.3%
Cooper-Standard Holdings, Inc.*	7	967
Stoneridge, Inc.*	145	5,106

		6,073

Banks — 16.4%
1st Source Corp.	102	5,434
American National Bankshares, Inc.	6	236
BancFirst Corp.	121	7,151
BancorpSouth Bank	352	11,585
Bank of Hawaii Corp.	154	12,838
Banner Corp.	143	8,599
Bryn Mawr Bank Corp.	29	1,347
Cadence BanCorp	16	471
Cathay General Bancorp	194	7,859
Central Pacific Financial Corp.	430	12,322
Central Valley Community Bancorp	23	480
Century Bancorp, Inc., Class A	8	604
Citizens & Northern Corp.	18	468
City Holding Co.	136	10,246
Columbia Banking System, Inc.	99	4,037
Community Bank System, Inc.	128	7,549
Community Trust Bancorp, Inc.	115	5,747
East West Bancorp, Inc.	12	759
FCB Financial Holdings, Inc., Class A*	232	13,612
Financial Institutions, Inc.	65	2,152
First Bancorp	29	1,166
First BanCorp (Puerto Rico)*	1,140	8,719
First Citizens BancShares, Inc., Class A	8	3,186
First Commonwealth Financial Corp.	1,143	17,731
First Community Bancshares, Inc.	57	1,810
First Financial Bancorp	287	8,804
First Financial Bankshares, Inc.	71	3,624
First Financial Corp.	20	884
First Hawaiian, Inc.	91	2,635
First Interstate BancSystem, Inc., Class A	95	4,007
Flushing Financial Corp.	138	3,589
Glacier Bancorp, Inc.	200	7,717
Great Southern Bancorp, Inc.	35	1,985
Great Western Bancorp, Inc.	98	4,132
Hancock Whitney Corp.	24	1,139
Hilltop Holdings, Inc.	229	5,058

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
Hope Bancorp, Inc.	430	7,662
Independent Bank Corp.	52	1,316
Investors Bancorp, Inc.	916	11,717
Lakeland Financial Corp.	39	1,894
Mercantile Bank Corp.	18	658
OFG Bancorp (Puerto Rico)	530	7,445
PacWest Bancorp	140	6,904
Preferred Bank	17	1,020
Republic Bancorp, Inc., Class A	18	833
S&T Bancorp, Inc.	21	891
South State Corp.	7	591
State Bank Financial Corp.	54	1,807
Stock Yards Bancorp, Inc.	18	679
Tompkins Financial Corp.	21	1,795
TriState Capital Holdings, Inc.*	24	626
Trustmark Corp.	334	10,889
UMB Financial Corp.	210	15,970
Umpqua Holdings Corp.	555	12,544
Union Bankshares Corp.	347	13,502
Washington Trust Bancorp, Inc.	36	2,080
Webster Financial Corp.	105	6,695
West Bancorp, Inc.	12	306
Westamerica Bancorp	324	18,287

		315,793

Biotechnology — 2.2%
Acorda Therapeutics, Inc.*	31	896
Adamas Pharmaceuticals, Inc.*	100	2,573
AMAG Pharmaceuticals, Inc.*	278	5,411
Arcus Biosciences, Inc.*	165	2,021
Ardelyx, Inc.*	296	1,094
Arsanis, Inc.*	46	167
Bluebird Bio, Inc.*	15	2,307
Deciphera Pharmaceuticals, Inc.*	123	4,832
Enanta Pharmaceuticals, Inc.*	41	4,787
Epizyme, Inc.*	79	1,065
Fate Therapeutics, Inc.*	285	3,235
Five Prime Therapeutics, Inc.*	151	2,394
Iovance Biotherapeutics, Inc.*	271	3,470
MacroGenics, Inc.*	8	155
Radius Health, Inc.*	35	1,029
Rigel Pharmaceuticals, Inc.*	327	925
Sarepta Therapeutics, Inc.*	17	2,194
Syndax Pharmaceuticals, Inc.*	166	1,165
Tocagen, Inc.*	242	2,256

		41,976

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Building Products — 0.1%
Gibraltar Industries, Inc.*	59	2,212

Capital Markets — 1.0%
Arlington Asset Investment Corp., Class A	41	421
Associated Capital Group, Inc., Class A	11	398
GAMCO Investors, Inc., Class A	18	476
Oppenheimer Holdings, Inc., Class A	65	1,831
Stifel Financial Corp.	153	7,984
Virtus Investment Partners, Inc.	60	7,677

		18,787

Chemicals — 1.1%
FutureFuel Corp.	159	2,221
Minerals Technologies, Inc.	99	7,422
Rayonier Advanced Materials, Inc.	75	1,278
Trinseo SA	122	8,677
Tronox Ltd., Class A	70	1,374

		20,972

Commercial Services & Supplies — 2.0%
ACCO Brands Corp.	1,367	18,930
ARC Document Solutions, Inc.*	251	444
BrightView Holdings, Inc.*	55	1,203
Ennis, Inc.	78	1,596
Essendant, Inc.	357	4,721
Quad/Graphics, Inc.	323	6,728
VSE Corp.	112	5,361

		38,983

Communications Equipment — 1.9%
Ciena Corp.*	16	411
Comtech Telecommunications Corp.	33	1,065
Infinera Corp.*	116	1,155
InterDigital, Inc.	63	5,121
NETGEAR, Inc.*	58	3,631
NetScout Systems, Inc.*	838	24,874
Ribbon Communications, Inc.*	76	540

		36,797

Construction & Engineering — 1.6%
Argan, Inc.	34	1,372
EMCOR Group, Inc.	253	19,304
KBR, Inc.	223	3,996
MYR Group, Inc.*	163	5,776

		30,448

Consumer Finance — 0.3%
Nelnet, Inc., Class A	85	4,982

INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — 0.3%
Graphic Packaging Holding Co.	345	4,999
Myers Industries, Inc.	51	987

		5,986

Distributors — 0.1%
Funko, Inc., Class A*	210	2,635
Weyco Group, Inc.	6	226

		2,861

Diversified Consumer Services — 0.8%
Houghton Mifflin Harcourt Co.*	824	6,303
K12, Inc.*	250	4,094
Regis Corp.*	244	4,039

		14,436

Diversified Financial Services — 0.3%
Cannae Holdings, Inc.*	211	3,922
Marlin Business Services Corp.	30	907

		4,829

Diversified Telecommunication Services — 0.5%
Frontier Communications Corp.	1,018	5,457
Windstream Holdings, Inc.*	717	3,776

		9,233

Electric Utilities — 1.5%
El Paso Electric Co.	242	14,296
Portland General Electric Co.	310	13,260
Spark Energy, Inc., Class A	88	860

		28,416

Electrical Equipment — 0.2%
Powell Industries, Inc.	115	3,998

Electronic Equipment, Instruments & Components — 4.0%
Bel Fuse, Inc., Class B	190	3,967
Benchmark Electronics, Inc.	590	17,187
Fabrinet (Thailand)*	92	3,394
Insight Enterprises, Inc.*	86	4,183
OSI Systems, Inc.*	69	5,297
Tech Data Corp.*	206	16,917
TTM Technologies, Inc.*	351	6,187
Vishay Intertechnology, Inc.	852	19,755

		76,887

Energy Equipment & Services — 1.6%
Archrock, Inc.	742	8,899
FTS International, Inc.*	136	1,931
Natural Gas Services Group, Inc.*	42	984

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Energy Equipment & Services — continued
Noble Corp. plc*	1,552	9,826
Unit Corp.*	171	4,368
US Silica Holdings, Inc.	153	3,933

		29,941

Equity Real Estate Investment Trusts (REITs) — 10.4%
Alexander & Baldwin, Inc.	187	4,401
American Assets Trust, Inc.	159	6,103
Apartment Investment & Management Co., Class A	185	7,813
Ashford Hospitality Trust, Inc.	839	6,798
Bluerock Residential Growth REIT, Inc.	43	382
Braemar Hotels & Resorts, Inc.	277	3,160
CBL & Associates Properties, Inc.	339	1,891
Cedar Realty Trust, Inc.	257	1,215
CorEnergy Infrastructure Trust, Inc.	71	2,670
CoreSite Realty Corp.	78	8,622
DCT Industrial Trust, Inc.	173	11,539
DiamondRock Hospitality Co.	1,028	12,622
EPR Properties	32	2,067
First Industrial Realty Trust, Inc.	118	3,937
Franklin Street Properties Corp.	311	2,661
GEO Group, Inc. (The)	463	12,753
Getty Realty Corp.	137	3,858
Gladstone Commercial Corp.	69	1,317
Government Properties Income Trust	179	2,832
Hersha Hospitality Trust	159	3,404
Highwoods Properties, Inc.	28	1,415
Hospitality Properties Trust	149	4,272
InfraREIT, Inc.	378	8,387
Kite Realty Group Trust	114	1,947
LaSalle Hotel Properties	74	2,543
LTC Properties, Inc.	93	3,953
Mack-Cali Realty Corp.	398	8,065
Pebblebrook Hotel Trust	312	12,113
Pennsylvania REIT	417	4,578
Piedmont Office Realty Trust, Inc., Class A	481	9,576
PotlatchDeltic Corp.	35	1,795
Preferred Apartment Communities, Inc., Class A	186	3,162
PS Business Parks, Inc.	50	6,374
RLJ Lodging Trust	393	8,670
Saul Centers, Inc.	11	595
Select Income	68	1,530
STAG Industrial, Inc.	66	1,794
Sunstone Hotel Investors, Inc.	472	7,840
Taubman Centers, Inc.	13	752
Urstadt Biddle Properties, Inc., Class A	73	1,650
Washington	9	261

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued
Washington Prime Group, Inc.	613	4,975
Xenia Hotels & Resorts, Inc.	186	4,524

		200,816

Food & Staples Retailing — 0.0% (a)
United Natural Foods, Inc.*	7	299

Food Products — 0.5%
Darling Ingredients, Inc.*	495	9,831
Dean Foods Co.	55	579

		10,410

Gas Utilities — 1.6%
Northwest Natural Gas Co.	210	13,385
Southwest Gas Holdings, Inc.	141	10,777
Spire, Inc.	85	6,012

		30,174

Health Care Equipment & Supplies — 0.4%
AngioDynamics, Inc.*	213	4,739
FONAR Corp.*	37	990
Meridian Bioscience, Inc.	178	2,829

		8,558

Health Care Providers & Services — 2.8%
American Renal Associates Holdings, Inc.*	316	4,988
Community Health Systems, Inc.*	1,593	5,290
Cross Country Healthcare, Inc.*	65	735
LifePoint Health, Inc.*	238	11,595
Molina Healthcare, Inc.*	84	8,256
Owens & Minor, Inc.	460	7,693
Patterson Cos., Inc.	130	2,938
Tivity Health, Inc.*	43	1,521
Triple-S Management Corp., Class B (Puerto Rico)*	180	7,027
WellCare Health Plans, Inc.*	15	3,570

		53,613

Health Care Technology — 0.2%
Allscripts Healthcare Solutions, Inc.*	399	4,784

Hotels, Restaurants & Leisure — 2.5%
Brinker International, Inc.	181	8,635
Penn National Gaming, Inc.*	318	10,672
Pinnacle Entertainment, Inc.*	601	20,278
Ruth’s Hospitality Group, Inc.	256	7,191
Speedway Motorsports, Inc.	38	663

		47,439

Household Durables — 2.3%
AV Homes, Inc.*	28	593
Beazer Homes USA, Inc.*	582	8,580
Hamilton Beach Brands Holding Co., Class A	93	2,696

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — continued
Helen of Troy Ltd.*	26	2,589
Hovnanian Enterprises, Inc., Class A*	2,409	3,926
KB Home	737	20,078
TRI Pointe Group, Inc.*	377	6,168

		44,630

Household Products — 0.2%
Central Garden & Pet Co., Class A*	98	3,966

Independent Power and Renewable Electricity Producers — 1.3%
Atlantic Power Corp.*	1,980	4,357
Pattern Energy Group, Inc., Class A	260	4,877
Vistra Energy Corp.*	693	16,388

		25,622

Insurance — 4.1%
Argo Group International Holdings Ltd.	71	4,100
CNO Financial Group, Inc.	768	14,619
Global Indemnity Ltd. (Cayman Islands)	11	425
Hallmark Financial Services, Inc.*	69	686
HCI Group, Inc.	32	1,318
Heritage Insurance Holdings, Inc.	564	9,408
Horace Mann Educators Corp.	97	4,317
Infinity Property & Casualty Corp.	8	1,181
MBIA, Inc.*	1,219	11,022
Navigators Group, Inc. (The)	55	3,118
Primerica, Inc.	178	17,749
ProAssurance Corp.	123	4,364
Third Point Reinsurance Ltd. (Bermuda)*	370	4,619
Universal Insurance Holdings, Inc.	53	1,857

		78,783

Internet & Direct Marketing Retail — 0.7%
Liberty Expedia Holdings, Inc., Class A*	135	5,923
Liberty TripAdvisor Holdings, Inc., Class A*	454	7,313

		13,236

Internet Software & Services — 0.1%
Nutanix, Inc., Class A*	42	2,171

IT Services — 1.9%
Convergys Corp.	795	19,440
Perficient, Inc.*	203	5,350
Travelport Worldwide Ltd.	263	4,874
Unisys Corp.*	577	7,438

		37,102

Machinery — 2.4%
AGCO Corp.	89	5,428
Briggs & Stratton Corp.	144	2,532
Douglas Dynamics, Inc.	254	12,168

INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued
Graham Corp.	24	622
Harsco Corp.*	206	4,550
Hurco Cos., Inc.	43	1,902
Kadant, Inc.	57	5,481
LB Foster Co., Class A*	31	716
Wabash National Corp.	723	13,488

		46,887

Marine — 0.4%
Costamare, Inc. (Monaco)	945	7,545

Media — 1.5%
Eros International plc (India)*	178	2,311
Gannett Co., Inc.	1,056	11,298
Hemisphere Media Group, Inc.*	345	4,521
MSG Networks, Inc., Class A*	105	2,508
New Media Investment Group, Inc.	256	4,725
tronc, Inc.*	219	3,786

		29,149

Metals & Mining — 2.0%
Carpenter Technology Corp.	157	8,264
Kaiser Aluminum Corp.	102	10,578
Schnitzer Steel Industries, Inc., Class A	48	1,614
SunCoke Energy, Inc.*	358	4,794
Warrior Met Coal, Inc.	156	4,293
Worthington Industries, Inc.	220	9,212

		38,755

Mortgage Real Estate Investment Trusts (REITs) — 2.1%
AG Mortgage Investment Trust, Inc.	88	1,657
ARMOUR Residential REIT, Inc.	111	2,528
Capstead Mortgage Corp.	1,419	12,702
Cherry Hill Mortgage Investment Corp.	145	2,584
CYS Investments, Inc.	1,374	10,302
Dynex Capital, Inc.	368	2,404
Invesco Mortgage Capital, Inc.	511	8,128

		40,305

Multiline Retail — 1.3%
BJ’s Wholesale Club Holdings, Inc.*	92	2,171
Dillard’s, Inc., Class A	251	23,682

		25,853

Multi-Utilities — 1.1%
Avista Corp.	233	12,270
NorthWestern Corp.	123	7,053
Unitil Corp.	20	1,031

		20,354

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — 5.1%
Arch Coal, Inc., Class A	126	9,914
Delek US Holdings, Inc.	347	17,429
Denbury Resources, Inc.*	2,996	14,410
EP Energy Corp., Class A*	1,751	5,251
Gulfport Energy Corp.*	905	11,370
HighPoint Resources Corp.*	634	3,855
NACCO Industries, Inc., Class A	45	1,525
PDC Energy, Inc.*	165	9,980
REX American Resources Corp.*	153	12,364
Sanchez Energy Corp.*	367	1,657
Ship Finance International Ltd. (Norway)	109	1,627
W&T Offshore, Inc.*	1,121	8,016

		97,398

Paper & Forest Products — 1.0%
Domtar Corp.	93	4,440
Louisiana-Pacific Corp.	17	460
Schweitzer-Mauduit International, Inc.	212	9,286
Verso Corp., Class A*	219	4,768

		18,954

Pharmaceuticals — 0.8%
Amphastar Pharmaceuticals, Inc.*	38	583
Dermira, Inc.*	88	810
Intra-Cellular Therapies, Inc.*	160	2,827
Medicines Co. (The)*	109	3,997
MyoKardia, Inc.*	46	2,284
Prestige Brands Holdings, Inc.*	152	5,845

		16,346

Professional Services — 2.6%
Acacia Research Corp.*	139	575
Barrett Business Services, Inc.	105	10,152
CRA International, Inc.	26	1,298
FTI Consulting, Inc.*	369	22,329
Huron Consulting Group, Inc.*	206	8,437
ICF International, Inc.	40	2,828
TrueBlue, Inc.*	173	4,649

		50,268

Road & Rail — 0.9%
ArcBest Corp.	249	11,370
Covenant Transportation Group, Inc., Class A*	41	1,279
YRC Worldwide, Inc.*	458	4,598

		17,247

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — 1.9%
Amkor Technology, Inc.*	703	6,035
Cirrus Logic, Inc.*	243	9,295
Cypress Semiconductor Corp.	563	8,770
Rambus, Inc.*	570	7,152
Xperi Corp.	358	5,770

		37,022

Software — 1.5%
Fair Isaac Corp.*	65	12,604
MicroStrategy, Inc., Class A*	30	3,783
Progress Software Corp.	239	9,271
Synchronoss Technologies, Inc.*	264	1,631
TiVo Corp.	92	1,233

		28,522

Specialty Retail — 2.1%
Cato Corp. (The), Class A	139	3,422
Chico’s FAS, Inc.	176	1,434
Children’s Place, Inc. (The)	105	12,696
Hibbett Sports, Inc.*	280	6,417
Murphy USA, Inc.*	112	8,343
Office Depot, Inc.	1,073	2,737
Party City Holdco, Inc.*	52	798
Pier 1 Imports, Inc.	146	347
Sally Beauty Holdings, Inc.*	243	3,890

		40,084

Textiles, Apparel & Luxury Goods — 1.1%
Deckers Outdoor Corp.*	64	7,214
Movado Group, Inc.	252	12,157
Perry Ellis International, Inc.*	51	1,391

		20,762

Thrifts & Mortgage Finance — 3.5%
BankFinancial Corp.	128	2,266
Beneficial Bancorp, Inc.	1,074	17,399
Charter Financial Corp.	232	5,600
First Defiance Financial Corp.	32	2,159
Meridian Bancorp, Inc.	292	5,586
Northfield Bancorp, Inc.	598	9,934
Oritani Financial Corp.	26	420
Radian Group, Inc.	104	1,689
Territorial Bancorp, Inc.	15	459
United Community Financial Corp.	40	438
United Financial Bancorp, Inc.	91	1,594
Walker & Dunlop, Inc.	127	7,079
Washington Federal, Inc.	331	10,814
Waterstone Financial, Inc.	83	1,417
WSFS Financial Corp.	18	981

		67,835

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Tobacco — 0.5%
Universal Corp.	105	6,922
Vector Group Ltd.	186	3,545

		10,467

Trading Companies & Distributors — 1.2%
DXP Enterprises, Inc.*	128	4,890
MRC Global, Inc.*	585	12,672
Titan Machinery, Inc.*	352	5,467

		23,029

Water Utilities — 0.4%
American States Water Co.	133	7,614
California Water Service Group	19	720

		8,334

Total Common Stocks (Cost $1,410,319)		1,915,626

	NO. OF WARRANTS (000)
Warrants — 0.0%
Consumer Finance — 0.0%
Emergent Capital, Inc. expiring 10/1/2019, price 10.75*‡ (Cost $—)	3	—

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.3%
Investment Companies — 1.3%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (b) (c) (Cost $25,875)	25,875	25,875

Total Investments — 100.7% (Cost $1,436,194)		1,941,501
Liabilities in Excess of Other Assets — (0.7%)		(13,219)

NET ASSETS — 100.0%		$1,928,282

Percentages indicated are based on net assets.

Futures contracts outstanding as of June 30, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	175	09/2018	USD	14,416	(241)

					(241)

Abbreviations

REIT	Real Estate Investment Trust
USD	United States Dollar

(a)	Amount rounds to less than 0.05% of net assets.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.2%
Aerospace & Defense — 0.5%
Curtiss-Wright Corp.	61	7,296
Moog, Inc., Class A	30	2,300

		9,596

Auto Components — 0.6%
Stoneridge, Inc.*	311	10,939

Banks — 8.2%
1st Source Corp.	50	2,681
BancFirst Corp.	155	9,152
BancorpSouth Bank	205	6,765
Banner Corp.	329	19,765
Cadence BanCorp	14	393
Cathay General Bancorp	80	3,251
Central Pacific Financial Corp.	264	7,555
Central Valley Community Bancorp	19	396
Citizens & Northern Corp.	21	535
City Holding Co.	51	3,844
CVB Financial Corp.	331	7,430
East West Bancorp, Inc.	3	211
FCB Financial Holdings, Inc., Class A*	247	14,494
First Commonwealth Financial Corp.	335	5,202
First Community Bancshares, Inc.	22	714
First Financial Bancorp	87	2,658
First Hawaiian, Inc.	74	2,147
First Interstate BancSystem, Inc., Class A	54	2,275
Flushing Financial Corp.	68	1,772
Great Western Bancorp, Inc.	26	1,109
Guaranty Bancorp	34	1,010
Heritage Financial Corp.	73	2,547
Hope Bancorp, Inc.	164	2,923
Independent Bank Corp.	11	823
Independent Bank Corp.	96	2,435
Investors Bancorp, Inc.	225	2,880
National Bank Holdings Corp., Class A	19	720
OFG Bancorp (Puerto Rico)	186	2,612
PacWest Bancorp	55	2,708
People’s United Financial, Inc.	112	2,026
Sierra Bancorp	23	655
Simmons First National Corp., Class A	95	2,851
Southside Bancshares, Inc.	16	543
TCF Financial Corp.	206	5,082
Trustmark Corp.	71	2,307
UMB Financial Corp.	50	3,789
Union Bankshares Corp.	40	1,559
Webster Financial Corp.	48	3,064

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
West Bancorp, Inc.	33	825
Westamerica Bancorp	204	11,534

		145,242

Biotechnology — 7.7%
ACADIA Pharmaceuticals, Inc.*	80	1,219
Achillion Pharmaceuticals, Inc.*	836	2,365
Aimmune Therapeutics, Inc.*	112	3,004
Alder Biopharmaceuticals, Inc.*	251	3,966
AMAG Pharmaceuticals, Inc.*	363	7,082
Amicus Therapeutics, Inc.*	342	5,339
Aptinyx, Inc.*	136	3,277
Arena Pharmaceuticals, Inc.*	104	4,541
Biohaven Pharmaceutical Holding Co. Ltd.*	102	4,015
Bluebird Bio, Inc.*	18	2,747
Cara Therapeutics, Inc.*	161	3,083
Clovis Oncology, Inc.*	62	2,833
CytomX Therapeutics, Inc.*	117	2,675
Eagle Pharmaceuticals, Inc.*	28	2,096
Flexion Therapeutics, Inc.*	120	3,112
Forty Seven, Inc.*	87	1,394
Global Blood Therapeutics, Inc.*	122	5,496
Homology Medicines, Inc.*	140	2,848
La Jolla Pharmaceutical Co.*	111	3,247
Mersana Therapeutics, Inc.*	131	2,345
MiMedx Group, Inc.*	382	2,438
Myriad Genetics, Inc.*	191	7,123
NewLink Genetics Corp.*	406	1,934
Novavax, Inc.*	1,701	2,279
Puma Biotechnology, Inc.*	81	4,773
REGENXBIO, Inc.*	98	7,010
Sangamo Therapeutics, Inc.*	67	954
Sarepta Therapeutics, Inc.*	62	8,142
Selecta Biosciences, Inc.*	247	3,273
Seres Therapeutics, Inc.*	347	2,986
Solid Biosciences, Inc.*	144	5,138
Spark Therapeutics, Inc.*	67	5,520
Synergy Pharmaceuticals, Inc.*	1,111	1,934
TG Therapeutics, Inc.*	242	3,176
Vanda Pharmaceuticals, Inc.*	243	4,637
Voyager Therapeutics, Inc.*	185	3,607
Xencor, Inc.*	132	4,878

		136,486

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Building Products — 1.4%
Continental Building Products, Inc.*	431	13,604
Gibraltar Industries, Inc.*	118	4,425
Masonite International Corp.*	95	6,790

		24,819

Capital Markets — 1.1%
BrightSphere Investment Group plc	53	749
Evercore, Inc., Class A	31	3,258
Houlihan Lokey, Inc.	135	6,889
MarketAxess Holdings, Inc.	28	5,560
Stifel Financial Corp.	23	1,197
Virtus Investment Partners, Inc.	17	2,162

		19,815

Chemicals — 1.7%
FutureFuel Corp.	185	2,593
Minerals Technologies, Inc.	104	7,829
OMNOVA Solutions, Inc.*	240	2,491
PolyOne Corp.	39	1,686
Sensient Technologies Corp.	31	2,189
Trinseo SA	195	13,864

		30,652

Commercial Services & Supplies — 2.0%
ACCO Brands Corp.	1,198	16,598
ARC Document Solutions, Inc.*	17	30
BrightView Holdings, Inc.*	50	1,100
Deluxe Corp.	99	6,561
Ennis, Inc.	281	5,710
Essendant, Inc.	56	746
Interface, Inc.	61	1,395
VSE Corp.	90	4,300

		36,440

Communications Equipment — 2.1%
InterDigital, Inc.	164	13,243
NetScout Systems, Inc.*	814	24,184

		37,427

Construction & Engineering — 1.6%
EMCOR Group, Inc.	297	22,656
MasTec, Inc.*	51	2,588
MYR Group, Inc.*	99	3,514

		28,758

Consumer Finance — 0.6%
Credit Acceptance Corp.*	9	3,145
Green Dot Corp., Class A*	43	3,127
Nelnet, Inc., Class A	67	3,937

		10,209

INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — 0.5%
Graphic Packaging Holding Co.	630	9,140
Myers Industries, Inc.	29	561

		9,701

Distributors — 0.1%
Funko, Inc., Class A*	176	2,207
Weyco Group, Inc.	11	397

		2,604

Diversified Consumer Services — 0.3%
Houghton Mifflin Harcourt Co.*	789	6,034

Diversified Telecommunication Services — 0.6%
Frontier Communications Corp.	1,194	6,399
Windstream Holdings, Inc.*	832	4,383

		10,782

Electric Utilities — 1.0%
El Paso Electric Co.	97	5,733
PNM Resources, Inc.	72	2,785
Portland General Electric Co.	171	7,295
Spark Energy, Inc., Class A	139	1,357

		17,170

Electrical Equipment — 0.9%
Generac Holdings, Inc.*	260	13,460
Powell Industries, Inc.	85	2,947

		16,407

Electronic Equipment, Instruments & Components — 3.0%
Bel Fuse, Inc., Class B	21	447
Benchmark Electronics, Inc.	290	8,465
ePlus, Inc.*	79	7,415
Knowles Corp.*	214	3,271
OSI Systems, Inc.*	110	8,491
Tech Data Corp.*	103	8,450
TTM Technologies, Inc.*	147	2,597
Vishay Intertechnology, Inc.	581	13,468

		52,604

Energy Equipment & Services — 0.8%
Archrock, Inc.	308	3,696
FTS International, Inc.*	127	1,810
Natural Gas Services Group, Inc.*	50	1,168
RigNet, Inc.*	87	891
SEACOR Holdings, Inc.*	28	1,604
Unit Corp.*	114	2,916
US Silica Holdings, Inc.	59	1,516

		13,601

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — 5.3%
Alexander & Baldwin, Inc.	42	980
American Assets Trust, Inc.	89	3,396
Ashford Hospitality Trust, Inc.	594	4,815
CBL & Associates Properties, Inc.	97	538
CorEnergy Infrastructure Trust, Inc.	50	1,869
CoreSite Realty Corp.	128	14,174
CubeSmart	64	2,056
DCT Industrial Trust, Inc.	77	5,108
DiamondRock Hospitality Co.	543	6,665
EastGroup Properties, Inc.	42	3,975
EPR Properties	5	292
Equity LifeStyle Properties, Inc.	24	2,233
First Industrial Realty Trust, Inc.	48	1,584
Franklin Street Properties Corp.	82	700
GEO Group, Inc. (The)	354	9,744
Gladstone Commercial Corp.	19	357
Government Properties Income Trust	26	404
Hersha Hospitality Trust	220	4,717
Highwoods Properties, Inc.	36	1,801
Hospitality Properties Trust	97	2,772
InfraREIT, Inc.	28	625
LTC Properties, Inc.	100	4,270
Mack-Cali Realty Corp.	86	1,734
National Retail Properties, Inc.	12	527
Pebblebrook Hotel Trust	74	2,860
Pennsylvania	50	551
PotlatchDeltic Corp.	30	1,520
PS Business Parks, Inc.	24	3,084
Ramco-Gershenson Properties Trust	175	2,312
RLJ Lodging Trust	152	3,343
Saul Centers, Inc.	47	2,491
Taubman Centers, Inc.	32	1,851
Xenia Hotels & Resorts, Inc.	40	974

		94,322

Food & Staples Retailing — 0.2%
Ingles Markets, Inc., Class A	86	2,722

Food Products — 1.4%
Darling Ingredients, Inc.*	735	14,602
Dean Foods Co.	244	2,568
Pilgrim’s Pride Corp.*	156	3,148
Post Holdings, Inc.*	23	2,004
Sanderson Farms, Inc.	20	2,103
Seneca Foods Corp., Class A*	19	510

		24,935

INVESTMENTS	SHARES (000)	VALUE ($000)

Gas Utilities — 0.3%
Northwest Natural Gas Co.	24	1,550
Southwest Gas Holdings, Inc.	48	3,684

		5,234

Health Care Equipment & Supplies — 2.1%
AngioDynamics, Inc.*	284	6,311
Integer Holdings Corp.*	243	15,684
Lantheus Holdings, Inc.*	75	1,094
Meridian Bioscience, Inc.	209	3,315
NuVasive, Inc.*	96	5,014
Orthofix International NV*	46	2,614
OrthoPediatrics Corp.*	38	1,007
Utah Medical Products, Inc.	18	1,994

		37,033

Health Care Providers & Services — 4.4%
Civitas Solutions, Inc.*	328	5,382
Community Health Systems, Inc.*	294	976
Cross Country Healthcare, Inc.*	379	4,268
Molina Healthcare, Inc.*	192	18,756
Owens & Minor, Inc.	112	1,878
RadNet, Inc.*	127	1,911
Surgery Partners, Inc.*	134	1,994
Tenet Healthcare Corp.*	549	18,423
Tivity Health, Inc.*	411	14,457
Triple-S Management Corp., Class B (Puerto Rico)*	208	8,140
WellCare Health Plans, Inc.*	7	1,699

		77,884

Health Care Technology — 0.2%
Allscripts Healthcare Solutions, Inc.*	328	3,937

Hotels, Restaurants & Leisure — 3.5%
Bloomin’ Brands, Inc.	886	17,803
Brinker International, Inc.	160	7,611
Penn National Gaming, Inc.*	401	13,466
Pinnacle Entertainment, Inc.*	654	22,060
Speedway Motorsports, Inc.	79	1,373

		62,313

Household Durables — 2.5%
AV Homes, Inc.*	45	972
Beazer Homes USA, Inc.*	333	4,909
Hamilton Beach Brands Holding Co., Class A	106	3,079
Hovnanian Enterprises, Inc., Class A*	1,860	3,031
KB Home	538	14,652
Lifetime Brands, Inc.	17	218

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — continued
Taylor Morrison Home Corp., Class A*	714	14,843
TRI Pointe Group, Inc.*	116	1,898

		43,602

Independent Power and Renewable Electricity Producers — 1.0%
Atlantic Power Corp.*	1,790	3,938
Pattern Energy Group, Inc., Class A	133	2,496
Vistra Energy Corp.*	491	11,627

		18,061

Insurance — 2.1%
Ambac Financial Group, Inc.*	15	294
CNO Financial Group, Inc.	284	5,400
First American Financial Corp.	52	2,689
Global Indemnity Ltd. (Cayman Islands)	19	737
Kemper Corp.	29	2,194
Kinsale Capital Group, Inc.	64	3,489
MBIA, Inc.*	486	4,390
Navigators Group, Inc. (The)	79	4,486
Primerica, Inc.	82	8,177
ProAssurance Corp.	63	2,247
Third Point Reinsurance Ltd. (Bermuda)*	102	1,272
Universal Insurance Holdings, Inc.	57	2,015

		37,390

Internet & Direct Marketing Retail — 1.1%
Liberty Expedia Holdings, Inc., Class A*	188	8,243
Liberty TripAdvisor Holdings, Inc., Class A*	240	3,864
Shutterfly, Inc.*	73	6,599

		18,706

Internet Software & Services — 1.6%
Box, Inc., Class A*	72	1,787
Care.com, Inc.*	98	2,036
DocuSign, Inc.*	39	2,060
NIC, Inc.	218	3,391
Nutanix, Inc., Class A*	73	3,765
SendGrid, Inc.*	14	376
Web.com Group, Inc.*	586	15,140

		28,555

IT Services — 2.5%
Convergys Corp.	311	7,589
CSG Systems International, Inc.	9	352
Euronet Worldwide, Inc.*	24	2,036
EVERTEC, Inc. (Puerto Rico)	31	686
Perficient, Inc.*	316	8,322
Science Applications International Corp.	109	8,829
Switch, Inc., Class A	45	550

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — continued
Travelport Worldwide Ltd.	593	10,992
Unisys Corp.*	419	5,399

		44,755

Life Sciences Tools & Services — 0.4%
Luminex Corp.	78	2,288
Medpace Holdings, Inc.*	92	3,939

		6,227

Machinery — 3.3%
Actuant Corp., Class A	199	5,844
Briggs & Stratton Corp.	304	5,350
Douglas Dynamics, Inc.	246	11,822
FreightCar America, Inc.	36	603
Graham Corp.	34	877
Harsco Corp.*	143	3,151
Hillenbrand, Inc.	185	8,709
Kadant, Inc.	67	6,423
LB Foster Co., Class A*	22	503
Meritor, Inc.*	22	461
Wabash National Corp.	770	14,368

		58,111

Media — 1.8%
Entravision Communications Corp., Class A	226	1,132
Eros International plc (India)*	227	2,956
Gannett Co., Inc.	869	9,294
Hemisphere Media Group, Inc.*	231	3,022
MSG Networks, Inc., Class A*	158	3,784
New Media Investment Group, Inc.	119	2,207
Sinclair Broadcast Group, Inc., Class A	201	6,465
tronc, Inc.*	176	3,035

		31,895

Metals & Mining — 0.8%
Kaiser Aluminum Corp.	63	6,590
SunCoke Energy, Inc.*	44	583
Worthington Industries, Inc.	162	6,787

		13,960

Mortgage Real Estate Investment Trusts (REITs) — 1.1%
Capstead Mortgage Corp.	921	8,242
Cherry Hill Mortgage Investment Corp.	48	848
CYS Investments, Inc.	1,044	7,832
Dynex Capital, Inc.	40	263
Invesco Mortgage Capital, Inc.	183	2,902

		20,087

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Multiline Retail — 0.4%
BJ’s Wholesale Club Holdings, Inc.*	85	1,998
Dillard’s, Inc., Class A	52	4,886

		6,884

Oil, Gas & Consumable Fuels — 3.7%
Adams Resources & Energy, Inc.	14	585
Arch Coal, Inc., Class A	54	4,259
Delek US Holdings, Inc.	242	12,156
Denbury Resources, Inc.*	985	4,737
Dorian LPG Ltd.*	6	45
EP Energy Corp., Class A*	761	2,284
Gulfport Energy Corp.*	802	10,085
HighPoint Resources Corp.*	398	2,422
NACCO Industries, Inc., Class A	53	1,792
PDC Energy, Inc.*	53	3,180
REX American Resources Corp.*	159	12,834
Sanchez Energy Corp.*	306	1,384
W&T Offshore, Inc.*	1,444	10,325

		66,088

Paper & Forest Products — 0.2%
Domtar Corp.	38	1,809
Verso Corp., Class A*	75	1,639

		3,448

Personal Products — 0.3%
Herbalife Nutrition Ltd.*	33	1,794
Medifast, Inc.	13	2,018
USANA Health Sciences, Inc.*	19	2,214

		6,026

Pharmaceuticals — 2.6%
Endo International plc*	1,070	10,088
Horizon Pharma plc*	333	5,518
Mallinckrodt plc*	785	14,644
Menlo Therapeutics, Inc.*	94	763
Paratek Pharmaceuticals, Inc.*	273	2,788
Prestige Brands Holdings, Inc.*	179	6,866
Reata Pharmaceuticals, Inc., Class A*	118	4,130
resTORbio, Inc.*	69	631

		45,428

Professional Services — 2.0%
Acacia Research Corp.*	219	908
Barrett Business Services, Inc.	170	16,439
Huron Consulting Group, Inc.*	199	8,127
TrueBlue, Inc.*	151	4,080
WageWorks, Inc.*	121	6,055

		35,609

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 0.4%
ArcBest Corp.	94	4,305
Covenant Transportation Group, Inc., Class A*	28	885
Schneider National, Inc., Class B	49	1,334
YRC Worldwide, Inc.*	118	1,190

		7,714

Semiconductors & Semiconductor Equipment — 2.8%
Advanced Energy Industries, Inc.*	24	1,394
Amkor Technology, Inc.*	644	5,530
Cirrus Logic, Inc.*	195	7,482
Cohu, Inc.	35	865
Entegris, Inc.	133	4,516
Rambus, Inc.*	899	11,273
Silicon Laboratories, Inc.*	17	1,723
Synaptics, Inc.*	141	7,102
Xperi Corp.	571	9,187

		49,072

Software — 5.0%
ACI Worldwide, Inc.*	82	2,020
Aspen Technology, Inc.*	232	21,553
Carbon Black, Inc.*	25	655
Domo, Inc., Class B*	143	3,893
Fair Isaac Corp.*	78	15,060
Manhattan Associates, Inc.*	41	1,923
MicroStrategy, Inc., Class A*	17	2,146
Pivotal Software, Inc., Class A*	112	2,726
Pluralsight, Inc., Class A*	300	7,330
Progress Software Corp.	399	15,481
Proofpoint, Inc.*	36	4,186
Smartsheet, Inc., Class A*	180	4,682
Synchronoss Technologies, Inc.*	988	6,097
Zix Corp.*	374	2,018

		89,770

Specialty Retail — 2.9%
American Eagle Outfitters, Inc.	309	7,180
Asbury Automotive Group, Inc.*	77	5,271
Children’s Place, Inc. (The)	98	11,826
Murphy USA, Inc.*	61	4,547
Pier 1 Imports, Inc.	920	2,189
RH*	108	15,074
Sleep Number Corp.*	203	5,879

		51,966

Technology Hardware, Storage & Peripherals — 0.1%
Electronics For Imaging, Inc.*	30	990

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Textiles, Apparel & Luxury Goods — 1.2%
Crocs, Inc.*	242	4,265
Movado Group, Inc.	194	9,365
Perry Ellis International, Inc.*	61	1,666
Wolverine World Wide, Inc.	189	6,585

		21,881

Thrifts & Mortgage Finance — 2.5%
BankFinancial Corp.	86	1,518
Beneficial Bancorp, Inc.	639	10,356
Capitol Federal Financial, Inc.	19	243
Charter Financial Corp.	56	1,357
First Defiance Financial Corp.	18	1,221
Meridian Bancorp, Inc.	491	9,410
MGIC Investment Corp.*	211	2,257
NMI Holdings, Inc., Class A*	98	1,596
Northfield Bancorp, Inc.	528	8,769
Radian Group, Inc.	55	890
Walker & Dunlop, Inc.	123	6,862

		44,479

Trading Companies & Distributors — 1.3%
Applied Industrial Technologies, Inc.	70	4,925
DXP Enterprises, Inc.*	125	4,775
MRC Global, Inc.*	417	9,043
Titan Machinery, Inc.*	300	4,671

		23,414

INVESTMENTS	SHARES (000)		VALUE ($000)

Water Utilities — 0.5%
American States Water Co.	160		9,134

Total Common Stocks (Cost $1,351,421)			1,710,918

	NO. OF WARRANTS (000)
Warrants — 0.0%
Consumer Finance — 0.0%
Emergent Capital, Inc. expiring 10/1/2019, price 10.75*‡ (Cost $—)	—	(a)	—

	SHARES (000)
Short-Term Investments — 3.7%
Investment Companies — 3.7%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.80% (b) (c) (Cost $65,468)	65,468		65,468

Total Investments — 99.9% (Cost $1,416,889)			1,776,386
Other Assets Less Liabilities — 0.1%			2,460

NET ASSETS — 100.0%			$1,778,846

Percentages indicated are based on net assets.

Futures contracts outstanding as of June 30, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	752	09/2018	USD	61,946	(1,239)

					(1,239)

Abbreviations

REIT	Real Estate Investment Trust
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Blend Fund (formerly known as JPMorgan Dynamic Small Cap Growth Fund)		JPMorgan Small Cap Core Fund		JPMorgan Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$214,133		$304,416		$6,510,544
Investments in affiliates, at value	5,211		11,474		354,263
Cash	1		37		—
Deposits at broker for futures contracts	—		440		—
Receivables:
Investment securities sold	145		156		20,248
Fund shares sold	707		382		7,972
Dividends from non-affiliates	101		264		5,955
Dividends from affiliates	8		10		415

Total Assets	220,306		317,179		6,899,397

LIABILITIES:
Payables:
Investment securities purchased	948		2,720		52,619
Fund shares redeemed	306		375		12,642
Variation margin on futures contracts	—		9		—
Accrued liabilities:
Investment advisory fees	114		130		3,599
Administration fees	10		—		435
Distribution fees	43		2		321
Service fees	41		14		886
Custodian and accounting fees	5		10		30
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—
Other	82		99		626

Total Liabilities	1,549		3,359		71,158

Net Assets	$218,757		$313,820		$6,828,239

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

	JPMorgan Small Cap Blend Fund (formerly known as JPMorgan Dynamic Small Cap Growth Fund)	JPMorgan Small Cap Core Fund		JPMorgan Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$113,573	$221,941		$4,538,654
Accumulated undistributed (distributions in excess of) net investment income	(889)	532		10,932
Accumulated net realized gains (losses)	47,130	12,363		171,047
Net unrealized appreciation (depreciation)	58,943	78,984		2,107,606

Total Net Assets	$218,757	$313,820		$6,828,239

Net Assets:
Class A	$85,586	$4,624		$1,095,395
Class C	40,470	1,816		143,030
Class I	92,701	15,557		2,868,739
Class R2	—	24		12,133
Class R3	—	24		2,542
Class R4	—	1,536		624
Class R5	—	223,933		1,255,251
Class R6	—	66,306		1,450,525

Total	$218,757	$313,820		$6,828,239

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,211	81		20,891
Class C	2,035	32		3,656
Class I	3,037	271		47,402
Class R2	—	—	(a)	236
Class R3	—	—	(a)	49
Class R4	—	27		10
Class R5	—	3,886		20,682
Class R6	—	1,152		23,903

Net Asset Value (b):
Class A — Redemption price per share	$26.65	$57.16		$52.43
Class C — Offering price per share (c)	19.89	56.67		39.12
Class I — Offering and redemption price per share	30.53	57.44		60.52
Class R2 — Offering and redemption price per share	—	57.32		51.44
Class R3 — Offering and redemption price per share	—	57.40		52.13
Class R4 — Offering and redemption price per share	—	57.48		60.42
Class R5 — Offering and redemption price per share	—	57.63		60.69
Class R6 — Offering and redemption price per share	—	57.55		60.68
Class A maximum sales charge	5.25%	5.25%		5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$28.13	$60.33		$55.34

Cost of investments in non-affiliates	$155,190	$225,362		$4,402,938
Cost of investments in affiliates	5,211	11,474		354,263

(a)	Amount rounds to less than one thousand.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$2,152,419		$1,915,626	$1,710,918
Investments in affiliates, at value	52,237		25,875	65,468
Cash	—		356	198
Deposits at broker for futures contracts	—		997	2,605
Receivables:
Investment securities sold	55,743		11,012	12,876
Fund shares sold	7,926		863	3,077
Dividends from non-affiliates	710		3,297	1,583
Dividends from affiliates	87		46	44

Total Assets	2,269,122		1,958,072	1,796,769

LIABILITIES:
Payables:
Due to custodian	1		—	—
Investment securities purchased	12,765		17,999	12,452
Fund shares redeemed	64,852		10,018	3,814
Variation margin on futures contracts	—		38	120
Accrued liabilities:
Investment advisory fees	1,118		1,024	885
Administration fees	104		120	119
Distribution fees	108		110	97
Service fees	163		158	194
Custodian and accounting fees	10		15	14
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	—	(a)
Other	89		308	228

Total Liabilities	79,210		29,790	17,923

Net Assets	$2,189,912		$1,928,282	$1,778,846

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$1,346,885	$1,344,204	$1,333,562
Accumulated undistributed (distributions in excess of) net investment income	(4,513)	2,058	870
Accumulated net realized gains (losses)	212,449	76,954	86,156
Net unrealized appreciation (depreciation)	635,091	505,066	358,258

Total Net Assets	$2,189,912	$1,928,282	$1,778,846

Net Assets:
Class A	$337,933	$336,054	$210,050
Class C	43,116	25,885	45,633
Class I	268,082	336,366	433,317
Class L	434,286	—	554,361
Class R2	31,569	45,300	49,715
Class R3	446	12,948	17,655
Class R4	726	102	5,773
Class R5	28,656	131,506	6,491
Class R6	1,045,098	1,040,121	455,851

Total	$2,189,912	$1,928,282	$1,778,846

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	18,315	11,048	10,716
Class C	3,183	1,027	2,440
Class I	13,173	10,432	21,607
Class L	20,726	—	27,654
Class R2	1,770	1,504	2,586
Class R3	24	426	906
Class R4	39	3	289
Class R5	1,367	4,076	324
Class R6	49,400	32,202	22,718

Net Asset Value (a):
Class A — Redemption price per share	$18.45	$30.42	$19.60
Class C — Offering price per share (b)	13.55	25.21	18.70
Class I — Offering and redemption price per share	20.35	32.25	20.05
Class L — Offering and redemption price per share	20.95	—	20.05
Class R2 — Offering and redemption price per share	17.84	30.13	19.22
Class R3 — Offering and redemption price per share	18.45	30.38	19.50
Class R4 — Offering and redemption price per share	18.50	32.21	19.98
Class R5 — Offering and redemption price per share	20.96	32.26	20.01
Class R6 — Offering and redemption price per share	21.16	32.30	20.07
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.47	$32.11	$20.69

Cost of investments in non-affiliates	$1,517,328	$1,410,319	$1,351,421
Cost of investments in affiliates	52,237	25,875	65,468

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2018

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund (formerly known as JPMorgan Dynamic Small Cap Growth Fund)	JPMorgan Small Cap Core Fund		JPMorgan Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$1		$—
Interest income from affiliates	— (a)	—	(a)	3
Dividend income from non-affiliates	819	3,253		88,850
Dividend income from affiliates	46	76		3,290

Total investment income	865	3,330		92,143

EXPENSES:
Investment advisory fees	1,299	1,683		41,785
Administration fees	162	210		5,224
Distribution fees:
Class A	188	8		2,717
Class C	289	11		1,145
Class R2 (b)	—	—	(a)	66
Class R3 (b)	—	—	(a)	6
Service fees:
Class A	188	8		2,717
Class C	96	4		382
Class I	216	35		6,620
Class R2 (b)	—	—	(a)	33
Class R3 (b)	—	—	(a)	5
Class R4 (b)	—	2		1
Class R5	—	201		1,222
Custodian and accounting fees	32	49		173
Interest expense to affiliates	— (a)	—		—
Professional fees	62	67		123
Trustees’ and Chief Compliance Officer’s fees	26	26		44
Printing and mailing costs	1	39		472
Registration and filing fees	50	159		362
Transfer agency fees (See Note 2.D.)	32	11		203
Other	10	15		97

Total expenses	2,651	2,528		63,397

Less fees waived	(197)	(435)		(1,744)
Less earnings credits	—	—		— (a)
Less expense reimbursements	—	—	(a)	(16)

Net expenses	2,454	2,093		61,637

Net investment income (loss)	(1,589)	1,237		30,506

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	67,803	17,141		239,434
Futures contracts	—	1,577		—

Net realized gain (loss)	67,803	18,718		239,434

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(5,489)	24,578		609,763
Futures contracts	—	(82)		—

Change in net unrealized appreciation/depreciation	(5,489)	24,496		609,763

Net realized/unrealized gains (losses)	62,314	43,214		849,197

Change in net assets resulting from operations	$60,725	$44,451		$879,703

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$5	$11
Interest income from affiliates	1	— (a)	1
Dividend income from non-affiliates	6,303	38,428	21,275
Dividend income from affiliates	454	387	468

Total investment income	6,758	38,820	21,755

EXPENSES:
Investment advisory fees	10,649	12,975	10,572
Administration fees	1,331	1,623	1,432
Distribution fees:
Class A	619	1,015	556
Class C	205	235	354
Class R2	135	279	253
Class R3 (b)	1	33	34
Service fees:
Class A	619	1,015	556
Class C	68	78	118
Class I	436	874	1,023
Class L	369	—	633
Class R2	67	140	126
Class R3 (b)	1	33	34
Class R4 (b)	1	— (a)	9
Class R5	5	130	2
Custodian and accounting fees	63	92	81
Professional fees	82	79	72
Trustees’ and Chief Compliance Officer’s fees	30	32	31
Printing and mailing costs	130	149	176
Registration and filing fees	187	170	174
Transfer agency fees (See Note 2.D.)	93	322	106
Other	38	56	35

Total expenses	15,129	19,330	16,377

Less fees waived	(493)	(622)	(88)
Less expense reimbursements	(8)	(29)	(1)

Net expenses	14,628	18,679	16,288

Net investment income (loss)	(7,870)	20,141	5,467

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	300,478	109,907	139,495
Futures contracts	—	5,710	5,500

Net realized gain (loss)	300,478	115,617	144,995

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	197,385	84,504	112,419
Futures contracts	—	(82)	(1,133)

Change in net unrealized appreciation/depreciation	197,385	84,422	111,286

Net realized/unrealized gains (losses)	497,863	200,039	256,281

Change in net assets resulting from operations	$489,993	$220,180	$261,748

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund (formerly known as JPMorgan Dynamic Small Cap Growth Fund)		JPMorgan Small Cap Core Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,589)	$(1,258)	$1,237	$759
Net realized gain (loss)	67,803	23,961	18,718	20,916
Change in net unrealized appreciation/depreciation	(5,489)	25,078	24,496	21,541

Change in net assets resulting from operations	60,725	47,781	44,451	43,216

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(1)	— (a)
From net realized gains	(8,120)	(8,616)	(251)	(7)
Class C
From net investment income	—	—	—	— (a)
From net realized gains	(5,253)	(6,161)	(108)	(5)
Class I (b)
From net investment income	—	—	(74)	—
From net realized gains	(8,033)	(8,471)	(1,801)	—
Class R2 (c)
From net investment income	—	—	— (a)	—
From net realized gains	—	—	(2)	—
Class R3 (c)
From net investment income	—	—	— (a)	—
From net realized gains	—	—	(2)	—
Class R4 (c)
From net investment income	—	—	— (a)	—
From net realized gains	—	—	(2)	—
Class R5
From net investment income	—	—	(626)	(599)
From net realized gains	—	—	(15,051)	(17,764)
Class R6
From net investment income	—	—	(134)	— (a)
From net realized gains	—	—	(2,773)	(2)

Total distributions to shareholders	(21,406)	(23,248)	(20,825)	(18,377)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	9,046	(7,047)	79,449	21,270

NET ASSETS:
Change in net assets	48,365	17,486	103,075	46,109
Beginning of period	170,392	152,906	210,745	164,636

End of period	$218,757	$170,392	$313,820	$210,745

Accumulated undistributed (distributions in excess of) net investment income	$(889)	$(669)	$532	$184

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective January 3, 2017 for JPMorgan Small Cap Core Fund.
(c)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$30,506	$27,722	$(7,870)	$(5,008)
Net realized gain (loss)	239,434	265,294	300,478	83,723
Change in net unrealized appreciation/depreciation	609,763	631,255	197,385	264,591

Change in net assets resulting from operations	879,703	924,271	489,993	343,306

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,285)	(3,188)	—	—
From net realized gains	(60,347)	(32,659)	(17,975)	(6,279)
Class C
From net investment income	—	(479)	—	—
From net realized gains	(10,709)	(5,074)	(2,339)	(877)
Class I
From net investment income	(10,544)	(9,633)	—	—
From net realized gains	(124,367)	(53,162)	(11,269)	(3,529)
Class L
From net realized gains	—	—	(23,301)	(9,811)
Class R2
From net investment income	(5)	(23)	—	—
From net realized gains	(780)	(276)	(2,118)	(772)
Class R3 (a)
From net investment income	(15)	— (b)	—	—
From net realized gains	(124)	(1)	(2)	—
Class R4 (a)
From net investment income	— (b)	— (b)	—	—
From net realized gains	(4)	— (b)	(2)	—
Class R5 (c)
From net investment income	(7,451)	(5,428)	—	—
From net realized gains	(58,657)	(25,600)	(152)	(28)
Class R6
From net investment income	(9,002)	(3,830)	—	—
From net realized gains	(65,340)	(15,853)	(54,605)	(15,304)

Total distributions to shareholders	(349,630)	(155,206)	(111,763)	(36,600)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	9,723	2,070,448	495,754	(27,916)

NET ASSETS:
Change in net assets	539,796	2,839,513	873,984	278,790
Beginning of period	6,288,443	3,448,930	1,315,928	1,037,138

End of period	$6,828,239	$6,288,443	$2,189,912	$1,315,928

Accumulated undistributed (distributions in excess of) net investment income	$10,932	$13,011	$(4,513)	$(2,738)

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Small Cap Equity Fund and July 31, 2017 for JPMorgan Small Cap Growth Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$20,141	$13,280	$5,467	$4,809
Net realized gain (loss)	115,617	104,303	144,995	97,982
Change in net unrealized appreciation/depreciation	84,422	216,461	111,286	175,814

Change in net assets resulting from operations	220,180	334,044	261,748	278,605

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,065)	(2,556)	—	(192)
From net realized gains	(23,065)	(390)	(13,966)	(15)
Class C
From net investment income	(167)	(124)	—	—
From net realized gains	(1,985)	(36)	(3,080)	(3)
Class I
From net investment income	(3,303)	(1,795)	(744)	(967)
From net realized gains	(19,875)	(217)	(25,022)	(19)
Class L
From net investment income	—	—	(2,189)	(3,751)
From net realized gains	—	—	(42,243)	(45)
Class R2
From net investment income	(338)	(181)	—	—
From net realized gains	(3,399)	(37)	(3,249)	(2)
Class R3 (a)
From net investment income	(100)	(2)	(26)	— (b)
From net realized gains	(686)	— (b)	(846)	— (b)
Class R4 (a)
From net investment income	(1)	— (b)	(15)	— (b)
From net realized gains	(5)	— (b)	(255)	— (b)
Class R5 (c)
From net investment income	(1,348)	(730)	(1)	— (b)
From net realized gains	(6,986)	(73)	(17)	— (b)
Class R6
From net investment income	(11,435)	(6,792)	(1,594)	(1,045)
From net realized gains	(54,340)	(552)	(22,188)	(11)

Total distributions to shareholders	(130,098)	(13,485)	(115,435)	(6,050)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(277,003)	41,312	(119,140)	155,806

NET ASSETS:
Change in net assets	(186,921)	361,871	27,173	428,361
Beginning of period	2,115,203	1,753,332	1,751,673	1,323,312

End of period	$1,928,282	$2,115,203	$1,778,846	$1,751,673

Accumulated undistributed (distributions in excess of) net investment income	$2,058	$2,857	$870	$823

(a)	Commencement of offering of class of shares effective September 9, 2016.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

	JPMorgan Small Cap Blend Fund (formerly known as JPMorgan Dynamic Small Cap Growth Fund)		JPMorgan Small Cap Core Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$15,940	$11,085	$2,760	$2,255
Distributions reinvested	5,772	6,122	252	7
Cost of shares redeemed	(17,025)	(16,068)	(922)	(154)

Change in net assets resulting from Class A capital transactions	$4,687	$1,139	$2,090	$2,108

Class C
Proceeds from shares issued	$11,682	$11,882	$795	$1,055
Distributions reinvested	349	888	108	5
Cost of shares redeemed	(14,448)	(12,954)	(223)	(93)

Change in net assets resulting from Class C capital transactions	$(2,417)	$(184)	$680	$967

Class I (a)
Proceeds from shares issued	$49,518	$15,936	$33,484	$3,813
Distributions reinvested	7,882	8,203	1,875	—
Cost of shares redeemed	(50,624)	(32,141)	(23,067)	(391)

Change in net assets resulting from Class I capital transactions	$6,776	$(8,002)	$12,292	$3,422

Class R2 (b)
Proceeds from shares issued	$—	$—	$20	$—
Distributions reinvested	—	—	2	—

Change in net assets resulting from Class R2 capital transactions	$—	$—	$22	$—

Class R3 (b)
Proceeds from shares issued	$—	$—	$20	$—
Distributions reinvested	—	—	2	—

Change in net assets resulting from Class R3 capital transactions	$—	$—	$22	$—

Class R4 (b)
Proceeds from shares issued	$—	$—	$1,555	$—
Distributions reinvested	—	—	2	—
Cost of shares redeemed	—	—	(107)	—

Change in net assets resulting from Class R4 capital transactions	$—	$—	$1,450	$—

Class R5
Proceeds from shares issued	$—	$—	$51,871	$38,644
Distributions reinvested	—	—	14,939	15,729
Cost of shares redeemed	—	—	(49,890)	(55,810)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$16,920	$(1,437)

Class R6
Proceeds from shares issued	$—	$—	$46,416	$16,336
Distributions reinvested	—	—	2,907	2
Cost of shares redeemed	—	—	(3,350)	(128)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$45,973	$16,210

Total change in net assets resulting from capital transactions	$9,046	$(7,047)	$79,449	$21,270

(a)	Commencement of offering of class of shares effective January 3, 2017 for JPMorgan Small Cap Core Fund.
(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund (formerly known as JPMorgan Dynamic Small Cap Growth Fund)		JPMorgan Small Cap Core Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018		Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	656	554	51		44
Reinvested	255	331	5		— (a)
Redeemed	(705)	(784)	(17)		(3)

Change in Class A Shares	206	101	39		41

Class C
Issued	657	773	14		21
Reinvested	21	62	2		— (a)
Redeemed	(787)	(793)	(4)		(2)

Change in Class C Shares	(109)	42	12		19

Class I (b)
Issued	1,801	694	598		75
Reinvested	305	395	35		—
Redeemed	(1,787)	(1,422)	(429)		(8)

Change in Class I Shares	319	(333)	204		67

Class R2 (c)
Issued	—	—	—	(a)	—
Reinvested	—	—	—	(a)	—

Change in Class R2 Shares	—	—	—	(a)	—

Class R3 (c)
Issued	—	—	—	(a)	—
Reinvested	—	—	—	(a)	—

Change in Class R3 Shares	—	—	—	(a)	—

Class R4 (c)
Issued	—	—	29		—
Reinvested	—	—	—	(a)	—
Redeemed	—	—	(2)		—

Change in Class R4 Shares	—	—	27		—

Class R5
Issued	—	—	952		766
Reinvested	—	—	281		316
Redeemed	—	—	(904)		(1,110)

Change in Class R5 Shares	—	—	329		(28)

Class R6
Issued	—	—	840		320
Reinvested	—	—	55		— (a)
Redeemed	—	—	(62)		(2)

Change in Class R6 Shares	—	—	833		318

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective January 3, 2017 for JPMorgan Small Cap Core Fund.
(c)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$261,260	$712,876	$143,219	$44,992
Distributions reinvested	58,136	33,701	16,796	5,928
Cost of shares redeemed	(442,597)	(501,564)	(73,782)	(82,003)

Change in net assets resulting from Class A capital transactions	$(123,201)	$245,013	$86,233	$(31,083)

Class C
Proceeds from shares issued	$6,912	$102,287	$27,470	$4,659
Distributions reinvested	10,428	5,234	2,267	747
Cost of shares redeemed	(54,198)	(23,821)	(12,373)	(7,991)

Change in net assets resulting from Class C capital transactions	$(36,858)	$83,700	$17,364	$(2,585)

Class I
Proceeds from shares issued	$728,118	$1,796,080	$214,425	$43,698
Distributions reinvested	127,579	56,261	10,622	3,134
Cost of shares redeemed	(923,843)	(712,211)	(107,938)	(66,724)

Change in net assets resulting from Class I capital transactions	$(68,146)	$1,140,130	$117,109	$(19,892)

Class L
Proceeds from shares issued	$—	$—	$174,119	$143,110
Distributions reinvested	—	—	21,436	8,911
Cost of shares redeemed	—	—	(208,654)	(142,376)

Change in net assets resulting from Class L capital transactions	$—	$—	$(13,099)	$9,645

Class R2
Proceeds from shares issued	$4,488	$11,048	$7,304	$3,047
Distributions reinvested	397	156	2,045	749
Cost of shares redeemed	(6,823)	(4,834)	(7,260)	(7,190)

Change in net assets resulting from Class R2 capital transactions	$(1,938)	$6,370	$2,089	$(3,394)

Class R3 (a)
Proceeds from shares issued	$3,244	$100	$430	$—
Distributions reinvested	138	1	2	—
Cost of shares redeemed	(1,138)	— (b)	(42)	—

Change in net assets resulting from Class R3 capital transactions	$2,244	$101	$390	$—

Class R4 (a)
Proceeds from shares issued	$634	$68	$698	$—
Distributions reinvested	4	— (b)	2	—
Cost of shares redeemed	(89)	(12)	(40)	—

Change in net assets resulting from Class R4 capital transactions	$549	$56	$660	$—

Class R5 (c)
Proceeds from shares issued	$199,217	$537,839	$27,789	$2,006
Distributions reinvested	60,149	28,546	152	28
Cost of shares redeemed	(374,064)	(825,391)	(1,442)	(1,033)

Change in net assets resulting from Class R5 capital transactions	$(114,698)	$(259,006)	$26,499	$1,001

Class R6
Proceeds from shares issued	$631,942	$956,921	$505,197	$97,840
Distributions reinvested	74,202	19,663	54,603	15,303
Cost of shares redeemed	(354,373)	(122,500)	(301,291)	(94,751)

Change in net assets resulting from Class R6 capital transactions	$351,771	$854,084	$258,509	$18,392

Total change in net assets resulting from capital transactions	$9,723	$2,070,448	$495,754	$(27,916)

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Small Cap Equity Fund and July 31, 2017 for JPMorgan Small Cap Growth Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	5,187	15,821	8,439	3,363
Reinvested	1,180	733	1,070	476
Redeemed	(8,823)	(10,880)	(4,457)	(6,238)

Change in Class A Shares	(2,456)	5,674	5,052	(2,399)

Class C
Issued	183	2,965	2,182	448
Reinvested	283	149	196	79
Redeemed	(1,432)	(671)	(1,007)	(782)

Change in Class C Shares	(966)	2,443	1,371	(255)

Class I
Issued	12,557	34,733	11,500	2,997
Reinvested	2,241	1,069	615	231
Redeemed	(16,281)	(13,483)	(5,782)	(4,614)

Change in Class I Shares	(1,483)	22,319	6,333	(1,386)

Class L
Issued	—	—	9,322	9,579
Reinvested	—	—	1,206	640
Redeemed	—	—	(11,497)	(9,866)

Change in Class L Shares	—	—	(969)	353

Class R2
Issued	91	248	448	236
Reinvested	8	3	135	62
Redeemed	(137)	(106)	(451)	(568)

Change in Class R2 Shares	(38)	145	132	(270)

Class R3 (a)
Issued	66	2	26	—
Reinvested	3	— (b)	— (b)	—
Redeemed	(22)	— (b)	(2)	—

Change in Class R3 Shares	47	2	24	—

Class R4 (a)
Issued	11	1	41	—
Reinvested	— (b)	— (b)	— (b)	—
Redeemed	(2)	— (b)	(2)	—

Change in Class R4 Shares	9	1	39	—

Class R5 (c)
Issued	3,448	10,246	1,360	137
Reinvested	1,052	541	8	2
Redeemed	(6,519)	(16,447)	(72)	(68)

Change in Class R5 Shares	(2,019)	(5,660)	1,296	71

Class R6
Issued	11,211	18,906	26,133	6,529
Reinvested	1,298	372	3,044	1,091
Redeemed	(6,135)	(2,294)	(15,867)	(6,293)

Change in Class R6 Shares	6,374	16,984	13,310	1,327

(a)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Small Cap Equity Fund and July 31, 2017 for JPMorgan Small Cap Growth Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$60,386	$164,312	$44,296	$110,173
Distributions reinvested	23,733	2,757	12,503	184
Cost of shares redeemed	(280,733)	(295,769)	(109,587)	(135,423)

Change in net assets resulting from Class A capital transactions	$(196,614)	$(128,700)	$(52,788)	$(25,066)

Class C
Proceeds from shares issued	$2,007	$6,479	$6,012	$13,089
Distributions reinvested	2,038	145	2,725	3
Cost of shares redeemed	(19,425)	(14,435)	(16,485)	(17,634)

Change in net assets resulting from Class C capital transactions	$(15,380)	$(7,811)	$(7,748)	$(4,542)

Class I
Proceeds from shares issued	$110,534	$154,661	$100,489	$151,877
Distributions reinvested	23,006	1,883	24,711	921
Cost of shares redeemed	(156,637)	(126,507)	(113,460)	(113,193)

Change in net assets resulting from Class I capital transactions	$(23,097)	$30,037	$11,740	$39,605

Class L
Proceeds from shares issued	$—	$—	$99,730	$318,606
Distributions reinvested	—	—	40,197	3,378
Cost of shares redeemed	—	—	(346,397)	(322,926)

Change in net assets resulting from Class L capital transactions	$—	$—	$(206,470)	$(942)

Class R2
Proceeds from shares issued	$15,183	$27,657	$15,072	$24,052
Distributions reinvested	3,488	203	2,439	2
Cost of shares redeemed	(35,329)	(23,402)	(23,258)	(13,867)

Change in net assets resulting from Class R2 capital transactions	$(16,658)	$4,458	$(5,747)	$10,187

Class R3 (a)
Proceeds from shares issued	$9,713	$15,085	$8,039	$9,868
Distributions reinvested	786	2	870	— (b)
Cost of shares redeemed	(11,467)	(1,818)	(1,973)	(478)

Change in net assets resulting from Class R3 capital transactions	$(968)	$13,269	$6,936	$9,390

Class R4 (a)
Proceeds from shares issued	$55	$37	$5,108	$862
Distributions reinvested	6	— (b)	270	— (b)
Cost of shares redeemed	(1)	—	(677)	(81)

Change in net assets resulting from Class R4 capital transactions	$60	$37	$4,701	$781

Class R5 (c)
Proceeds from shares issued	$34,935	$74,810	$6,329	$142
Distributions reinvested	7,845	736	18	— (b)
Cost of shares redeemed	(48,118)	(59,662)	(398)	— (b)

Change in net assets resulting from Class R5 capital transactions	$(5,338)	$15,884	$5,949	$142

Class R6
Proceeds from shares issued	$210,275	$310,196	$189,990	$178,533
Distributions reinvested	65,764	7,344	23,112	1,023
Cost of shares redeemed	(295,047)	(203,402)	(88,815)	(53,305)

Change in net assets resulting from Class R6 capital transactions	$(19,008)	$114,138	$124,287	$126,251

Total change in net assets resulting from capital transactions	$(277,003)	$41,312	$(119,140)	$155,806

(a)	Commencement of offering of class of shares effective September 9, 2016.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	2,050	5,807	2,384	6,362
Reinvested	822	95	690	10
Redeemed	(9,593)	(10,507)	(5,894)	(7,832)

Change in Class A Shares	(6,721)	(4,605)	(2,820)	(1,460)

Class C
Issued	81	269	337	773
Reinvested	85	6	157	— (a)
Redeemed	(783)	(608)	(924)	(1,055)

Change in Class C Shares	(617)	(333)	(430)	(282)

Class I
Issued	3,529	5,207	5,279	8,467
Reinvested	752	62	1,332	50
Redeemed	(5,046)	(4,216)	(5,956)	(6,374)

Change in Class I Shares	(765)	1,053	655	2,143

Class L
Issued	—	—	5,276	18,258
Reinvested	—	—	2,166	181
Redeemed	—	—	(18,304)	(18,084)

Change in Class L Shares	—	—	(10,862)	355

Class R2
Issued	522	979	827	1,399
Reinvested	122	7	137	— (a)
Redeemed	(1,223)	(835)	(1,270)	(814)

Change in Class R2 Shares	(579)	151	(306)	585

Class R3 (b)
Issued	325	520	434	557
Reinvested	27	— (a)	48	— (a)
Redeemed	(385)	(61)	(106)	(27)

Change in Class R3 Shares	(33)	459	376	530

Class R4 (b)
Issued	2	1	266	47
Reinvested	— (a)	— (a)	15	— (a)
Redeemed	— (a)	—	(35)	(4)

Change in Class R4 Shares	2	1	246	43

Class R5 (c)
Issued	1,124	2,462	335	8
Reinvested	256	24	1	— (a)
Redeemed	(1,535)	(1,978)	(20)	— (a)

Change in Class R5 Shares	(155)	508	316	8

Class R6
Issued	6,791	10,248	10,065	9,897
Reinvested	2,143	240	1,243	55
Redeemed	(9,407)	(6,799)	(4,637)	(2,985)

Change in Class R6 Shares	(473)	3,689	6,671	6,967

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective September 9, 2016.
(c)	Commencement of offering of class of shares effective September 9, 2016 for JPMorgan U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Small Cap Blend Fund (formerly known as JPMorgan Dynamic Small Cap Growth Fund)
Class A
Year Ended June 30, 2018	$22.03	$(0.20)	$7.54	$7.34	$(2.72)
Year Ended June 30, 2017	19.14	(0.16)	6.24	6.08	(3.19)
Year Ended June 30, 2016	26.04	(0.16)	(3.52)	(3.68)	(3.22)
Year Ended June 30, 2015	25.11	(0.20)	3.17	2.97	(2.04)
Year Ended June 30, 2014	23.10	(0.24)	4.44	4.20	(2.19)

Class C
Year Ended June 30, 2018	17.12	(0.24)	5.73	5.49	(2.72)
Year Ended June 30, 2017	15.58	(0.21)	4.94	4.73	(3.19)
Year Ended June 30, 2016	21.97	(0.22)	(2.95)	(3.17)	(3.22)
Year Ended June 30, 2015	21.61	(0.28)	2.68	2.40	(2.04)
Year Ended June 30, 2014	20.25	(0.32)	3.87	3.55	(2.19)

Class I
Year Ended June 30, 2018	24.83	(0.15)	8.57	8.42	(2.72)
Year Ended June 30, 2017	21.17	(0.12)	6.97	6.85	(3.19)
Year Ended June 30, 2016	28.34	(0.14)	(3.81)	(3.95)	(3.22)
Year Ended June 30, 2015	27.08	(0.15)	3.45	3.30	(2.04)
Year Ended June 30, 2014	24.70	(0.19)	4.76	4.57	(2.19)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$26.65	35.55%	$85,586	1.24%	(0.81)%	1.36%	89%
22.03	34.99	66,189	1.25	(0.78)	1.48	41
19.14	(14.42)	55,583	1.25	(0.76)	1.51	56
26.04	13.02	73,175	1.25	(0.82)	1.44	48
25.11	18.56	86,997	1.33	(0.95)	1.38	65

19.89	34.88	40,470	1.74	(1.31)	1.83	89
17.12	34.25	36,707	1.74	(1.28)	2.04	41
15.58	(14.80)	32,734	1.75	(1.27)	2.12	56
21.97	12.46	50,162	1.75	(1.32)	2.02	48
21.61	17.93	55,458	1.83	(1.45)	1.88	65

30.53	35.91	92,701	0.99	(0.56)	1.08	89
24.83	35.29	67,496	1.00	(0.53)	1.18	41
21.17	(14.19)	64,589	1.00	(0.57)	1.09	56
28.34	13.30	386,459	1.00	(0.57)	1.11	48
27.08	18.87	417,048	1.06	(0.69)	1.13	65

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Core Fund
Class A
Year Ended June 30, 2018	$52.32	$0.04	(e)(f)	$9.19	$9.23	$(0.01)	$(4.38)	$(4.39)
Year Ended June 30, 2017	45.88	(0.04	)(e)	11.81	11.77	(0.20)	(5.13)	(5.33)
May 31, 2016 (g) through June 30, 2016	45.81	0.02	(e)(f)	0.05	0.07	—	—	—

Class C
Year Ended June 30, 2018	52.14	(0.24	)(e)(f)	9.15	8.91	—	(4.38)	(4.38)
Year Ended June 30, 2017	45.86	(0.24	)(e)	11.74	11.50	(0.09)	(5.13)	(5.22)
May 31, 2016 (g) through June 30, 2016	45.81	—	(e)(f)(h)	0.05	0.05	—	—	—

Class I
Year Ended June 30, 2018	52.58	0.17	(e)(f)	9.24	9.41	(0.17)	(4.38)	(4.55)
January 3, 2017 (g) through June 30, 2017	50.44	0.07	(e)	2.07	2.14	—	—	—

Class R2
July 31, 2017 (g) through June 30, 2018	53.24	(0.08	)(e)(f)	8.58	8.50	(0.04)	(4.38)	(4.42)

Class R3
July 31, 2017 (g) through June 30, 2018	53.24	0.05	(e)(f)	8.58	8.63	(0.09)	(4.38)	(4.47)

Class R4
July 31, 2017 (g) through June 30, 2018	53.24	0.18	(e)(f)	8.58	8.76	(0.14)	(4.38)	(4.52)

Class R5
Year Ended June 30, 2018	52.64	0.26	(e)(f)	9.28	9.54	(0.17)	(4.38)	(4.55)
Year Ended June 30, 2017	45.90	0.20	(e)	11.83	12.03	(0.16)	(5.13)	(5.29)
Year Ended June 30, 2016	56.18	0.15	(e)(f)	(5.25)	(5.10)	(0.32)	(4.86)	(5.18)
Year Ended June 30, 2015	58.70	0.37	(e)	3.20	3.57	(0.10)	(5.99)	(6.09)
Year Ended June 30, 2014	48.11	0.15	(i)	13.44	13.59	(0.27)	(2.73)	(3.00)

Class R6
Year Ended June 30, 2018	52.57	0.33	(e)(f)	9.23	9.56	(0.20)	(4.38)	(4.58)
Year Ended June 30, 2017	45.90	0.29	(e)	11.76	12.05	(0.25)	(5.13)	(5.38)
May 31, 2016 (g) through June 30, 2016	45.81	0.04	(e)(f)	0.05	0.09	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.005.
(i)

Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09 and the net investment income (loss) ratio would have been 0.17% for Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$57.16	18.37%	$4,624	1.24%	0.07	%(f)	1.41%	39%
52.32	26.29	2,203	1.24	(0.07)		1.45	61
45.88	0.15	23	1.25	0.56	(f)	1.39	58

56.67	17.79	1,816	1.74	(0.45	)(f)	1.90	39
52.14	25.68	1,017	1.74	(0.47)		1.96	61
45.86	0.11	20	1.74	0.06	(f)	1.89	58

57.44	18.64	15,557	0.99	0.32	(f)	1.12	39
52.58	4.24	3,545	0.99	0.26		1.21	61

57.32	16.67	24	1.49	(0.15	)(f)	1.72	39

57.40	16.94	24	1.24	0.10	(f)	1.46	39

57.48	17.21	1,536	0.99	0.36	(f)	1.11	39

57.63	18.88	223,933	0.79	0.48	(f)	0.97	39
52.64	26.87	187,198	0.79	0.40		1.11	61
45.90	(8.97)	164,573	0.80	0.30	(f)	1.16	58
56.18	7.01	815,652	0.80	0.66		1.13	56
58.70	28.95	703,307	0.79	0.28	(i)	1.12	51

57.55	18.95	66,306	0.74	0.59	(f)	0.86	39
52.57	26.94	16,782	0.74	0.56		0.98	61
45.90	0.20	20	0.74	1.06	(f)	0.88	58

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund
Class A
Year Ended June 30, 2018	$48.63	$0.10		$6.67	$6.77	$(0.10)	$(2.87)	$(2.97)
Year Ended June 30, 2017	41.68	0.11		8.21	8.32	(0.12)	(1.25)	(1.37)
Year Ended June 30, 2016	44.68	0.13	(f)	0.08	0.21	(0.14)	(3.07)	(3.21)
Year Ended June 30, 2015	46.56	0.08		2.98	3.06	(0.08)	(4.86)	(4.94)
Year Ended June 30, 2014	39.94	0.10	(g)	8.97	9.07	(0.07)	(2.38)	(2.45)

Class C
Year Ended June 30, 2018	37.07	(0.12)		5.04	4.92	—	(2.87)	(2.87)
Year Ended June 30, 2017	32.21	(0.09)		6.31	6.22	(0.11)	(1.25)	(1.36)
Year Ended June 30, 2016	35.32	(0.06	)(f)	0.02	(0.04)	—	(3.07)	(3.07)
Year Ended June 30, 2015	37.96	(0.12)		2.34	2.22	—	(4.86)	(4.86)
Year Ended June 30, 2014	33.06	(0.10	)(g)	7.38	7.28	—	(2.38)	(2.38)

Class I
Year Ended June 30, 2018	55.69	0.26		7.67	7.93	(0.23)	(2.87)	(3.10)
Year Ended June 30, 2017	47.50	0.28		9.37	9.65	(0.21)	(1.25)	(1.46)
Year Ended June 30, 2016	50.31	0.25	(f)	0.17	0.42	(0.16)	(3.07)	(3.23)
Year Ended June 30, 2015	51.78	0.24		3.36	3.60	(0.21)	(4.86)	(5.07)
Year Ended June 30, 2014	44.14	0.26	(g)	9.94	10.20	(0.18)	(2.38)	(2.56)

Class R2
Year Ended June 30, 2018	47.81	(0.03)		6.55	6.52	(0.02)	(2.87)	(2.89)
Year Ended June 30, 2017	41.08	—	(h)	8.08	8.08	(0.10)	(1.25)	(1.35)
Year Ended June 30, 2016	44.04	0.01	(f)	0.10	0.11	—	(3.07)	(3.07)
Year Ended June 30, 2015	45.99	(0.04)		2.95	2.91	—	(4.86)	(4.86)
Year Ended June 30, 2014	39.52	(0.01	)(g)	8.86	8.85	—	(2.38)	(2.38)

Class R3
Year Ended June 30, 2018	48.54	0.12		6.63	6.75	(0.29)	(2.87)	(3.16)
September 9, 2016 (j) through June 30, 2017	43.22	0.12		6.68	6.80	(0.23)	(1.25)	(1.48)

Class R4
Year Ended June 30, 2018	55.64	0.33		7.59	7.92	(0.27)	(2.87)	(3.14)
September 9, 2016 (j) through June 30, 2017	49.28	0.23		7.63	7.86	(0.25)	(1.25)	(1.50)

Class R5
Year Ended June 30, 2018	55.84	0.37		7.70	8.07	(0.35)	(2.87)	(3.22)
Year Ended June 30, 2017	47.57	0.36		9.42	9.78	(0.26)	(1.25)	(1.51)
Year Ended June 30, 2016	50.43	0.36	(f)	0.15	0.51	(0.30)	(3.07)	(3.37)
Year Ended June 30, 2015	51.88	0.34		3.37	3.71	(0.30)	(4.86)	(5.16)
Year Ended June 30, 2014	44.21	0.36	(g)	9.96	10.32	(0.27)	(2.38)	(2.65)

Class R6
Year Ended June 30, 2018	55.83	0.41		7.69	8.10	(0.38)	(2.87)	(3.25)
Year Ended June 30, 2017	47.57	0.46		9.34	9.80	(0.29)	(1.25)	(1.54)
May 31, 2016 (j) through June 30, 2016	47.04	0.06	(f)	0.47	0.53	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)

Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.04), $(0.21), $0.10, $(0.15) and $0.20 for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been (0.09)%, (0.59)%, 0.21%, (0.34)% and 0.41% for Class A, Class C, Class I, Class R2 and Class R5 Class Shares, respectively.

(h)	Amount rounds to less than $0.005.
(i)	Amount rounds to less than 0.005%.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$52.43	14.33%	$1,095,395	1.24%	0.19%		1.26%	17%
48.63	20.14	1,135,394	1.29	0.24		1.35	21
41.68	1.10	736,629	1.29	0.31	(f)	1.38	32
44.68	7.49	674,619	1.29	0.17		1.39	20
46.56	23.27	738,967	1.29	0.23	(g)	1.37	30

39.12	13.76	143,030	1.74	(0.32)		1.76	17
37.07	19.53	171,352	1.79	(0.25)		1.84	21
32.21	0.63	70,176	1.79	(0.20	)(f)	1.85	32
35.32	6.92	35,783	1.79	(0.33)		1.87	20
37.96	22.67	39,824	1.79	(0.26	)(g)	1.87	30

60.52	14.61	2,868,739	0.98	0.45		1.00	17
55.69	20.50	2,722,213	0.99	0.54		1.07	21
47.50	1.41	1,261,772	0.99	0.54	(f)	1.14	32
50.31	7.81	1,435,112	0.99	0.48		1.14	20
51.78	23.65	1,443,768	0.99	0.53	(g)	1.12	30

51.44	14.02	12,133	1.49	(0.06)		1.52	17
47.81	19.85	13,078	1.53	0.00	(i)	1.73	21
41.08	0.85	5,313	1.54	0.03	(f)	1.72	32
44.04	7.23	3,446	1.54	(0.08)		1.73	20
45.99	22.95	3,883	1.54	(0.02	)(g)	1.62	30

52.13	14.33	2,542	1.23	0.24		1.30	17
48.54	15.92	104	1.24	0.32		1.36	21

60.42	14.61	624	0.98	0.57		1.07	17
55.64	16.14	60	0.99	0.55		1.14	21

60.69	14.83	1,255,251	0.79	0.64		0.85	17
55.84	20.74	1,267,593	0.79	0.68		0.86	21
47.57	1.62	1,349,107	0.79	0.78	(f)	0.86	32
50.43	8.03	1,244,878	0.79	0.68		0.89	20
51.88	23.90	1,177,534	0.79	0.73	(g)	0.92	30

60.68	14.89	1,450,525	0.73	0.71		0.75	17
55.83	20.80	978,649	0.74	0.85		0.76	21
47.57	1.13	25,933	0.73	1.60	(f)	0.75	32

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Small Cap Growth Fund
Class A
Year Ended June 30, 2018	$14.81	$(0.14	)(f)	$5.11	$4.97	$(1.33)
Year Ended June 30, 2017	11.43	(0.10)		3.94	3.84	(0.46)
Year Ended June 30, 2016	14.50	(0.09)		(1.94)	(2.03)	(1.04)
Year Ended June 30, 2015	13.96	(0.11	)(f)	1.77	1.66	(1.12)
Year Ended June 30, 2014	13.00	(0.12)		2.52	2.40	(1.44)

Class C
Year Ended June 30, 2018	11.23	(0.16	)(f)	3.81	3.65	(1.33)
Year Ended June 30, 2017	8.82	(0.13)		3.00	2.87	(0.46)
Year Ended June 30, 2016	11.50	(0.12)		(1.52)	(1.64)	(1.04)
Year Ended June 30, 2015	11.36	(0.14	)(f)	1.40	1.26	(1.12)
Year Ended June 30, 2014	10.87	(0.16)		2.09	1.93	(1.44)

Class I
Year Ended June 30, 2018	16.18	(0.11	)(f)	5.61	5.50	(1.33)
Year Ended June 30, 2017	12.42	(0.07)		4.29	4.22	(0.46)
Year Ended June 30, 2016	15.61	(0.07)		(2.08)	(2.15)	(1.04)
Year Ended June 30, 2015	14.91	(0.08	)(f)	1.90	1.82	(1.12)
Year Ended June 30, 2014	13.77	(0.09)		2.67	2.58	(1.44)

Class L
Year Ended June 30, 2018	16.60	(0.08	)(f)	5.76	5.68	(1.33)
Year Ended June 30, 2017	12.72	(0.05)		4.39	4.34	(0.46)
Year Ended June 30, 2016	15.93	(0.05)		(2.12)	(2.17)	(1.04)
Year Ended June 30, 2015	15.17	(0.06	)(f)	1.94	1.88	(1.12)
Year Ended June 30, 2014	13.96	(0.07)		2.72	2.65	(1.44)

Class R2
Year Ended June 30, 2018	14.39	(0.17	)(f)	4.95	4.78	(1.33)
Year Ended June 30, 2017	11.15	(0.13)		3.83	3.70	(0.46)
Year Ended June 30, 2016	14.20	(0.12)		(1.89)	(2.01)	(1.04)
Year Ended June 30, 2015	13.73	(0.14	)(f)	1.73	1.59	(1.12)
Year Ended June 30, 2014	12.84	(0.16)		2.49	2.33	(1.44)

Class R3
July 31, 2017 (g) through June 30, 2018	15.17	(0.13	)(f)	4.74	4.61	(1.33)

Class R4
July 31, 2017 (g) through June 30, 2018	15.17	(0.09	)(f)	4.75	4.66	(1.33)

Class R5
Year Ended June 30, 2018	16.60	(0.07	)(f)	5.76	5.69	(1.33)
September 9, 2016 (g) through June 30, 2017	13.75	(0.04)		3.35	3.31	(0.46)

Class R6
Year Ended June 30, 2018	16.73	(0.06	)(f)	5.82	5.76	(1.33)
Year Ended June 30, 2017	12.80	(0.04)		4.43	4.39	(0.46)
Year Ended June 30, 2016	16.01	(0.03)		(2.14)	(2.17)	(1.04)
Year Ended June 30, 2015	15.23	(0.05	)(f)	1.95	1.90	(1.12)
Year Ended June 30, 2014	14.00	(0.06)		2.73	2.67	(1.44)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$18.45	35.14%	$337,933	1.24%	(0.83	)%(f)	1.29%	58%
14.81	34.36	196,403	1.24	(0.75)		1.40	42
11.43	(14.17)	179,093	1.25	(0.77)		1.50	47
14.50	13.04	266,805	1.25	(0.82	)(f)	1.42	50
13.96	18.94	282,408	1.25	(0.86)		1.37	58

13.55	34.56	43,116	1.74	(1.32	)(f)	1.77	58
11.23	33.51	20,352	1.74	(1.25)		1.85	42
8.82	(14.50)	18,218	1.75	(1.27)		1.91	47
11.50	12.47	26,297	1.75	(1.32	)(f)	1.87	50
11.36	18.29	28,035	1.75	(1.36)		1.87	58

20.35	35.45	268,082	0.99	(0.57	)(f)	1.02	58
16.18	34.69	110,644	1.00	(0.50)		1.12	42
12.42	(13.92)	102,174	1.00	(0.52)		1.18	47
15.61	13.29	157,631	1.00	(0.57	)(f)	1.16	50
14.91	19.20	156,585	1.00	(0.62)		1.12	58

20.95	35.65	434,286	0.84	(0.43	)(f)	0.86	58
16.60	34.82	360,044	0.85	(0.35)		0.93	42
12.72	(13.76)	271,369	0.85	(0.35)		0.96	47
15.93	13.47	279,248	0.85	(0.42	)(f)	0.95	50
15.17	19.46	302,087	0.85	(0.46)		0.97	58

17.84	34.83	31,569	1.49	(1.08	)(f)	1.52	58
14.39	33.96	23,569	1.49	(1.00)		1.70	42
11.15	(14.34)	21,276	1.50	(1.01)		1.85	47
14.20	12.74	28,364	1.50	(1.07	)(f)	1.72	50
13.73	18.62	31,119	1.50	(1.11)		1.62	58

18.45	31.93	446	1.23	(0.80	)(f)	1.28	58

18.50	32.28	726	0.99	(0.53	)(f)	1.17	58

20.96	35.71	28,656	0.84	(0.37	)(f)	0.88	58
16.60	24.72	1,186	0.82	(0.31)		0.84	42

21.16	35.86	1,045,098	0.74	(0.32	)(f)	0.76	58
16.73	34.99	603,730	0.75	(0.25)		0.76	42
12.80	(13.69)	445,008	0.75	(0.25)		0.77	47
16.01	13.55	486,724	0.75	(0.31	)(f)	0.79	50
15.23	19.55	355,032	0.75	(0.36)		0.87	58

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund
Class A
Year Ended June 30, 2018	$29.18	$0.20	(f)	$3.01	$3.21	$(0.23)	$(1.74)	$(1.97)
Year Ended June 30, 2017	24.64	0.11	(f)	4.58	4.69	(0.13)	(0.02)	(0.15)
Year Ended June 30, 2016	26.65	0.17		(0.94)	(0.77)	(0.15)	(1.09)	(1.24)
Year Ended June 30, 2015	27.98	0.22		(0.01)	0.21	(0.20)	(1.34)	(1.54)
Year Ended June 30, 2014	23.77	0.12	(g)	4.87	4.99	(0.11)	(0.67)	(0.78)

Class C
Year Ended June 30, 2018	24.55	0.04	(f)	2.50	2.54	(0.14)	(1.74)	(1.88)
Year Ended June 30, 2017	20.82	(0.05	)(f)	3.87	3.82	(0.07)	(0.02)	(0.09)
Year Ended June 30, 2016	22.77	0.02		(0.82)	(0.80)	(0.06)	(1.09)	(1.15)
Year Ended June 30, 2015	24.19	0.05		(0.02)	0.03	(0.11)	(1.34)	(1.45)
Year Ended June 30, 2014	20.73	(0.03	)(g)	4.22	4.19	(0.06)	(0.67)	(0.73)

Class I
Year Ended June 30, 2018	30.80	0.30	(f)	3.18	3.48	(0.29)	(1.74)	(2.03)
Year Ended June 30, 2017	25.97	0.20	(f)	4.81	5.01	(0.16)	(0.02)	(0.18)
Year Ended June 30, 2016	28.00	0.23		(0.97)	(0.74)	(0.20)	(1.09)	(1.29)
Year Ended June 30, 2015	29.31	0.31		(0.02)	0.29	(0.26)	(1.34)	(1.60)
Year Ended June 30, 2014	24.86	0.20	(g)	5.09	5.29	(0.17)	(0.67)	(0.84)

Class R2
Year Ended June 30, 2018	28.94	0.12	(f)	2.98	3.10	(0.17)	(1.74)	(1.91)
Year Ended June 30, 2017	24.48	0.04	(f)	4.53	4.57	(0.09)	(0.02)	(0.11)
Year Ended June 30, 2016	26.49	0.11		(0.94)	(0.83)	(0.09)	(1.09)	(1.18)
Year Ended June 30, 2015	27.83	0.16		(0.02)	0.14	(0.14)	(1.34)	(1.48)
Year Ended June 30, 2014	23.67	0.07	(g)	4.83	4.90	(0.07)	(0.67)	(0.74)

Class R3
Year Ended June 30, 2018	29.14	0.20	(f)	3.01	3.21	(0.23)	(1.74)	(1.97)
September 9, 2016 (h) through June 30, 2017	25.89	0.12	(f)	3.31	3.43	(0.16)	(0.02)	(0.18)

Class R4
Year Ended June 30, 2018	30.77	0.32	(f)	3.14	3.46	(0.28)	(1.74)	(2.02)
September 9, 2016 (h) through June 30, 2017	27.30	0.18	(f)	3.49	3.67	(0.18)	(0.02)	(0.20)

Class R5
Year Ended June 30, 2018	30.80	0.35	(f)	3.17	3.52	(0.32)	(1.74)	(2.06)
Year Ended June 30, 2017	25.97	0.23	(f)	4.81	5.04	(0.19)	(0.02)	(0.21)
Year Ended June 30, 2016	28.01	0.26		(0.98)	(0.72)	(0.23)	(1.09)	(1.32)
Year Ended June 30, 2015	29.31	0.34		(0.02)	0.32	(0.28)	(1.34)	(1.62)
Year Ended June 30, 2014	24.85	0.23	(g)	5.09	5.32	(0.19)	(0.67)	(0.86)

Class R6
Year Ended June 30, 2018	30.83	0.38	(f)	3.18	3.56	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2017	25.99	0.27	(f)	4.82	5.09	(0.23)	(0.02)	(0.25)
Year Ended June 30, 2016	28.03	0.31		(1.00)	(0.69)	(0.26)	(1.09)	(1.35)
Year Ended June 30, 2015	29.33	0.37		(0.02)	0.35	(0.31)	(1.34)	(1.65)
Year Ended June 30, 2014	24.87	0.24	(g)	5.09	5.33	(0.20)	(0.67)	(0.87)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)

Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.11, $(0.05), $0.18, $0.05, $0.22 and $0.23 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.20)%, 0.66%, 0.20%, 0.79% and 0.82% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$30.42	11.41%	$336,054	1.24%	0.67	%(f)	1.30%	39%
29.18	19.01	518,464	1.24	0.39	(f)	1.44	41
24.64	(2.54)	551,313	1.25	0.69		1.53	46
26.65	1.04	618,977	1.24	0.84		1.44	38
27.98	21.24	516,950	1.24	0.46	(g)	1.40	40

25.21	10.80	25,885	1.75	0.14	(f)	1.78	39
24.55	18.32	40,349	1.85	(0.21	)(f)	1.86	41
20.82	(3.12)	41,161	1.86	0.07		1.94	46
22.77	0.42	49,815	1.85	0.23		1.89	38
24.19	20.45	52,909	1.84	(0.15	)(g)	1.89	40

32.25	11.70	336,366	0.99	0.96	(f)	1.01	39
30.80	19.30	344,875	0.99	0.67	(f)	1.11	41
25.97	(2.28)	263,436	1.00	0.88		1.18	46
28.00	1.27	495,605	0.99	1.10		1.14	38
29.31	21.52	404,848	0.99	0.71	(g)	1.15	40

30.13	11.12	45,300	1.52	0.41	(f)	1.63	39
28.94	18.68	60,282	1.52	0.14	(f)	1.75	41
24.48	(2.78)	47,309	1.50	0.45		1.91	46
26.49	0.77	48,675	1.49	0.59		1.76	38
27.83	20.95	47,939	1.49	0.25	(g)	1.66	40

30.38	11.42	12,948	1.25	0.67	(f)	1.29	39
29.14	13.24	13,390	1.27	0.53	(f)	1.28	41

32.21	11.65	102	1.01	1.03	(f)	1.27	39
30.77	13.44	39	1.06	0.75	(f)	1.10	41

32.26	11.85	131,506	0.84	1.11	(f)	0.87	39
30.80	19.43	130,338	0.88	0.77	(f)	0.89	41
25.97	(2.21)	96,674	0.90	1.04		0.93	46
28.01	1.39	103,149	0.91	1.19		0.93	38
29.31	21.67	79,792	0.90	0.85	(g)	0.95	40

32.30	11.97	1,040,121	0.74	1.21	(f)	0.76	39
30.83	19.59	1,007,466	0.76	0.90	(f)	0.76	41
25.99	(2.07)	753,439	0.77	1.21		0.77	46
28.03	1.49	554,522	0.79	1.32		0.81	38
29.33	21.71	453,645	0.85	0.87	(g)	0.90	40

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund
Class A
Year Ended June 30, 2018	$18.10	$—	(f)(h)	$2.69	$2.69	$—	$(1.19)	$(1.19)
Year Ended June 30, 2017	15.09	—	(f)(h)	3.02	3.02	(0.01)	— (f)	(0.01)
Year Ended June 30, 2016	16.96	0.02		(1.20)	(1.18)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.25	0.03		1.22	1.25	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.17	(0.01	)(i)	3.39	3.38	(0.01)	(0.29)	(0.30)
Class C
Year Ended June 30, 2018	17.40	(0.09	)(h)	2.58	2.49	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.57	(0.08	)(h)	2.91	2.83	—	— (f)	— (f)
Year Ended June 30, 2016	16.46	(0.05)		(1.17)	(1.22)	—	(0.67)	(0.67)
Year Ended June 30, 2015	15.86	(0.05)		1.19	1.14	—	(0.54)	(0.54)
Year Ended June 30, 2014	12.91	(0.08	)(i)	3.32	3.24	—	(0.29)	(0.29)
Class I
Year Ended June 30, 2018	18.47	0.05	(h)	2.75	2.80	(0.03)	(1.19)	(1.22)
Year Ended June 30, 2017	15.40	0.04	(h)	3.08	3.12	(0.05)	— (f)	(0.05)
Year Ended June 30, 2016	17.29	0.06		(1.22)	(1.16)	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2015	16.53	0.08		1.24	1.32	(0.02)	(0.54)	(0.56)
Year Ended June 30, 2014	13.37	0.03	(i)	3.45	3.48	(0.03)	(0.29)	(0.32)
Class L
Year Ended June 30, 2018	18.46	0.08	(h)	2.76	2.84	(0.06)	(1.19)	(1.25)
Year Ended June 30, 2017	15.39	0.08	(h)	3.08	3.16	(0.09)	— (f)	(0.09)
Year Ended June 30, 2016	17.28	0.10		(1.24)	(1.14)	(0.08)	(0.67)	(0.75)
Year Ended June 30, 2015	16.51	0.11		1.24	1.35	(0.04)	(0.54)	(0.58)
Year Ended June 30, 2014	13.35	0.06	(i)	3.44	3.50	(0.05)	(0.29)	(0.34)
Class R2
Year Ended June 30, 2018	17.81	(0.05	)(h)	2.65	2.60	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.88	(0.04	)(h)	2.97	2.93	—	— (f)	— (f)
Year Ended June 30, 2016	16.77	(0.01)		(1.19)	(1.20)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.12	(0.01)		1.20	1.19	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.09	(0.05	)(i)	3.38	3.33	(0.01)	(0.29)	(0.30)
Class R3
Year Ended June 30, 2018	18.03	0.01	(h)	2.68	2.69	(0.03)	(1.19)	(1.22)
September 9, 2016 (j) through June 30, 2017	16.02	0.04	(h)	2.04	2.08	(0.07)	— (f)	(0.07)
Class R4
Year Ended June 30, 2018	18.44	0.05	(h)	2.75	2.80	(0.07)	(1.19)	(1.26)
September 9, 2016 (j) through June 30, 2017	16.36	0.13	(h)	2.04	2.17	(0.09)	— (f)	(0.09)
Class R5
Year Ended June 30, 2018	18.45	0.08	(h)	2.74	2.82	(0.07)	(1.19)	(1.26)
September 9, 2016 (j) through June 30, 2017	16.35	0.07	(h)	2.13	2.20	(0.10)	— (f)	(0.10)
Class R6
Year Ended June 30, 2018	18.48	0.10	(h)	2.76	2.86	(0.08)	(1.19)	(1.27)
Year Ended June 30, 2017	15.40	0.10	(h)	3.08	3.18	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	17.29	0.11		(1.23)	(1.12)	(0.10)	(0.67)	(0.77)
Year Ended June 30, 2015	16.52	0.12		1.24	1.36	(0.05)	(0.54)	(0.59)
Year Ended June 30, 2014	13.35	0.06	(i)	3.46	3.52	(0.06)	(0.29)	(0.35)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)

Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income(loss) per share would have been $(0.02), $(0.09), $0.02, $0.05, $(0.05), and $0.06 for Class A, Class C, Class I, Class L, Class R2 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.12)%, (0.61)%, 0.13%, 0.34%, (0.36)% and 0.38% for Class A, Class C, Class I, Class L, Class R2 and Class R6 Class Shares, respectively.

(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$19.60	15.40%	$210,050	1.22%	0.00	%(g)(h)	1.23%	52%
18.10	20.04	244,958	1.25	(0.01	)(h)	1.35	53
15.09	(6.86)	226,309	1.26	0.15		1.44	49
16.96	7.98	240,064	1.25	0.21		1.40	56
16.25	25.86	126,858	1.25	(0.08	)(i)	1.34	51

18.70	14.85	45,633	1.73	(0.50	)(h)	1.73	52
17.40	19.43	49,946	1.75	(0.51	)(h)	1.85	53
14.57	(7.35)	45,932	1.76	(0.34)		1.91	49
16.46	7.47	45,202	1.75	(0.28)		1.88	56
15.86	25.27	22,539	1.75	(0.57	)(i)	1.84	51

20.05	15.73	433,317	0.96	0.27	(h)	0.97	52
18.47	20.29	387,043	1.01	0.25	(h)	1.05	53
15.40	(6.63)	289,631	1.00	0.42		1.11	49
17.29	8.25	246,645	1.00	0.45		1.11	56
16.53	26.21	160,279	1.00	0.17	(i)	1.09	51

20.05	15.95	554,361	0.81	0.42	(h)	0.82	52
18.46	20.50	711,139	0.82	0.43	(h)	0.87	53
15.39	(6.48)	587,279	0.82	0.63		0.90	49
17.28	8.49	352,036	0.82	0.64		0.94	56
16.51	26.42	216,698	0.82	0.39	(i)	0.94	51

19.22	15.13	49,715	1.48	(0.25	)(h)	1.48	52
17.81	19.70	51,511	1.50	(0.24	)(h)	1.69	53
14.88	(7.09)	34,326	1.51	(0.05)		1.75	49
16.77	7.66	17,846	1.50	(0.04)		1.66	56
16.12	25.66	9,785	1.50	(0.32	)(i)	1.59	51

19.50	15.49	17,655	1.21	0.04	(h)	1.21	52
18.03	13.01	9,560	1.23	0.25	(h)	1.24	53

19.98	15.73	5,773	1.01	0.28	(h)	1.04	52
18.44	13.24	794	1.00	0.89	(h)	1.07	53

20.01	15.83	6,491	0.85	0.43	(h)	0.86	52
18.45	13.44	145	0.83	0.51	(h)	0.90	53

20.07	16.05	455,851	0.71	0.53	(h)	0.72	52
18.48	20.64	296,577	0.72	0.55	(h)	0.72	53
15.40	(6.39)	139,835	0.73	0.71		0.74	49
17.29	8.54	69,755	0.73	0.73		0.76	56
16.52	26.54	45,604	0.75	0.42	(i)	0.84	51

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Small Cap Blend Fund*	Class A, Class C, Class I and Class R6**	JPM I	Diversified
JPMorgan Small Cap Core Fund	Class A, Class C, Class I, Class R2***, Class R3***, Class R4***, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Growth Fund	Class A, Class C, Class I, Class L, Class R2, Class R3****, Class R4****, Class R5 and Class R6	JPM II	Diversified
JPMorgan Small Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Small Company Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

*	Effective June 1, 2018, JPMorgan Dynamic Small Cap Growth Fund changed its name to JPMorgan Small Cap Blend Fund.
**	Class R6 commenced operations on July 2, 2018 for JPMorgan Small Cap Blend Fund.
***	Class R2, Class R3 and Class R4 commenced operations on July 31, 2017 for JPMorgan Small Cap Core Fund.
****	Class R3 and Class R4 commenced operations on July 31, 2017 for JPMorgan Small Cap Growth Fund.

The investment objectives of JPMorgan Small Cap Blend Fund (“Small Cap Blend Fund”), JPMorgan Small Cap Core Fund (“Small Cap Core Fund”) and JPMorgan Small Cap Equity Fund (“Small Cap Equity Fund”) are to seek capital growth over the long term.

The investment objective of JPMorgan Small Cap Growth Fund (“Small Cap Growth Fund”) is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of JPMorgan Small Cap Value Fund (“Small Cap Value Fund”) is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of JPMorgan U.S. Small Company Fund (“U.S. Small Company Fund”) is to seek to provide high total return from a portfolio of small company stocks.

Class L Shares for the Small Cap Growth Fund and U.S. Small Company Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

74	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Small Cap Blend Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$219,344	$—	$—		$219,344

Small Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$315,890	$—	$—	(c)	$315,890

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(70)	$—	$—		$(70)

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$6,864,807	$—	$—		$6,864,807

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$2,204,656	$—	$—		$2,204,656

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$1,941,501	$—	$—	(c)	$1,941,501

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(241)	$—	$—		$(241)

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$1,776,386	$—	$—	(c)	$1,776,386

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,239)	$—	$—		$(1,239)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for asset class specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of a warrant. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	Value is zero.

There were no transfers among any levels during the year ended June 30, 2018.

B. Futures Contracts — Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds buy futures contracts to invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

76	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2018 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts — Equity:
Average Notional Balance Long	$5,932	$34,910	$42,195
Ending Notional Balance Long	8,732	14,416	61,946

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the year ended June 30, 2018 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6		Total
Small Cap Blend Fund
Transfer agency fees	$26	$2		$4	n/a	n/a		n/a		n/a		n/a		n/a		$32
Small Cap Core Fund
Transfer agency fees	2	—	(a)	2	n/a	$—	(a)	$—	(a)	$—	(a)	$7		$—	(a)	11
Small Cap Equity Fund
Transfer agency fees	85	11		68	n/a	3		1		—	(a)	17		18		203
Small Cap Growth Fund
Transfer agency fees	66	3		9	$5	2		—	(a)	—	(a)	—	(a)	8		93
Small Cap Value Fund
Transfer agency fees	178	6		13	n/a	69		4		—	(a)	7		45		322
U.S. Small Company Fund
Transfer agency fees	34	9		15	14	10		—	(a)	3		1		20		106

(a)	Amount rounds to less than one thousand.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Small Cap Blend Fund	$5,052		$1,369	$(6,421)
Small Cap Core Fund	—		(54)	54
Small Cap Equity Fund	—		(3,283)	3,283
Small Cap Growth Fund	—	(a)	6,095	(6,095)
Small Cap Value Fund	—		(1,183)	1,183
U.S. Small Company Fund	—		(851)	851

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to investments in partnerships, non-taxable dividends, net operating losses and tax equalization.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Small Cap Blend Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2018, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Small Cap Blend Fund	0.25%	0.75%	n/a	n/a
Small Cap Core Fund	0.25	0.75	0.50%	0.25%
Small Cap Equity Fund	0.25	0.75	0.50	0.25
Small Cap Growth Fund	0.25	0.75	0.50	0.25
Small Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Small Company Fund	0.25	0.75	0.50	0.25

78	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2018, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Small Cap Blend Fund	$2	$—
Small Cap Core Fund	3	—
Small Cap Equity Fund	26	1
Small Cap Growth Fund	112	2
Small Cap Value Fund	9	—	(a)
U.S. Small Company Fund	12	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Small Cap Blend Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Small Cap Core Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Small Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Small Cap Growth Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Small Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Small Company Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L	Class R2		Class R3		Class R4		Class R5		Class R6
Small Cap Blend Fund*	1.24%		1.74%		0.99%		n/a	n/a		n/a		n/a		n/a		n/a
Small Cap Core Fund	1.24	**	1.74	**	0.99	**	n/a	1.49	%**	1.24	%**	0.99	%**	0.80%		0.74	%**
Small Cap Equity Fund	1.24	***	1.74	***	0.99	***	n/a	1.49	***	1.24	***	0.99	***	0.80		0.74	***
Small Cap Growth Fund	1.24	****	1.74	****	0.99	****	0.85%	1.49	****	1.24	****	0.99	****	0.84	****	0.74	****
Small Cap Value Fund*****	1.24		1.74		0.99		n/a	1.49		1.24		0.99		0.84		0.74
U.S. Small Company Fund	1.26		1.76		1.01		0.83	1.51		1.26		1.01		0.86		0.76

*	Prior to November 1, 2017, the contractual expense limitations for Small Cap Blend Fund was 1.25%, 1.75% and 1.00%, for Class A, Class C and Class I Shares, respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2019.
**	Prior to November 1, 2017, the contractual expense limitations for Small Cap Core Fund was 1.25%, 1.75%, 1.00%, 1.50%, 1.25%, 1.00% and 0.75%, for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares, respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2019.
***	Prior to November 1, 2017, the contractual expense limitations for Small Cap Equity Fund was 1.30%, 1.80%, 1.00%, 1.55%, 1.25%, 1.00% and 0.75%, for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares, respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2019.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

****	Prior to November 1, 2017, the contractual expense limitations for Small Cap Growth Fund was 1.25%, 1.75%, 1.00%, 1.50%, 1.25%, 1.00%, 0.85% and 0.75%, for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2019.
*****	Prior to November 1, 2017, the contractual expense limitations for Small Cap Value Fund was 1.25%, 1.86%, 1.00%, 1.61%, 1.36%, 1.11%, 0.91% and 0.86%, for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2019.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2018. The contractual expense limitation percentages in the table above are in place until at least October 31, 2018 unless noted otherwise.

For the year ended June 30, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Small Cap Blend Fund	$99	$66	$25	$190	$—
Small Cap Core Fund	198	127	98	423	—	(a)
Small Cap Equity Fund	307	205	677	1,189	16
Small Cap Growth Fund	207	136	81	424	8
Small Cap Value Fund	175	113	267	555	29
U.S. Small Company Fund	—	—	1	1	1

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2018 was as follows (amounts in thousands):

Small Cap Blend Fund	$7
Small Cap Core Fund	12
Small Cap Equity Fund	555
Small Cap Growth Fund	69
Small Cap Value Fund	67
U.S. Small Company Fund	87

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2018, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2018, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Small Cap Blend Fund	$—	(a)
Small Cap Core Fund	—	(a)
Small Cap Equity Fund	1
Small Cap Growth Fund	—	(a)
Small Cap Value Fund	—	(a)
U.S. Small Company Fund	2

(a)	Amount rounds to less than one thousand.

80	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2018, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Small Cap Blend Fund	$174,342	$188,463
Small Cap Core Fund	156,273	97,137
Small Cap Equity Fund	1,024,181	1,398,783
Small Cap Growth Fund	1,289,927	938,326
Small Cap Value Fund	770,631	1,108,547
U.S. Small Company Fund	899,979	1,107,441

During the year ended June 30, 2018, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$164,521	$58,234	$3,411	$54,823
Small Cap Core Fund	238,291	86,824	9,295	77,529
Small Cap Equity Fund	4,758,830	2,192,025	86,048	2,105,977
Small Cap Growth Fund	1,590,453	647,437	33,234	614,203
Small Cap Value Fund	1,443,870	567,856	70,466	497,390
U.S. Small Company Fund	1,423,924	428,910	77,687	351,223

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of futures contracts, wash sale loss deferrals and non-taxable dividends.

The tax character of distributions paid during the year ended June 30, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Small Cap Blend Fund	$1,346	$20,060	$21,406
Small Cap Core Fund	3,556	17,269	20,825
Small Cap Equity Fund	125,515	224,115	349,630
Small Cap Growth Fund	563	111,200	111,763
Small Cap Value Fund	19,757	110,341	130,098
U.S. Small Company Fund	17,257	98,178	115,435

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Small Cap Blend Fund	$127	$23,121	$23,248
Small Cap Core Fund	599	17,778	18,377
Small Cap Equity Fund	22,582	132,624	155,206
Small Cap Growth Fund	—	36,600	36,600
Small Cap Value Fund	12,657	828	13,485
U.S. Small Company Fund	6,050	—	6,050

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

As of June 30, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$8,571	$42,679	$54,823
Small Cap Core Fund	3,336	11,053	77,529
Small Cap Equity Fund	19,130	164,544	2,105,977
Small Cap Growth Fund	57,779	175,554	614,203
Small Cap Value Fund	5,853	80,877	497,390
U.S. Small Company Fund	32,736	61,348	351,223

For the Funds, the cumulative timing differences primarily consist of mark to market of futures contracts, wash sale loss deferrals, non-taxable dividends and late year ordinary loss deferrals.

At June 30, 2018, the Funds did not have any capital loss carryforwards.

Late year ordinary losses incurred after December 31 and specified ordinary losses incurred after October 31 are deemed to arise on the first business day of Funds’ next taxable year. For the year ended June 30, 2018, the following Funds deferred to July 1, 2018 late year ordinary losses and specified ordinary losses of (amounts in thousands):

	Specified Ordinary Loss	Late Year Ordinary Loss
Small Cap Blend Fund	$47	$815
Small Cap Growth Fund	—	4,471

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2018.

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended June 30, 2018.

82	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2018, the Funds had non-affiliated omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Small Cap Blend Fund	3	56.7%
Small Cap Core Fund	4	31.8
Small Cap Equity Fund	4	19.6
Small Cap Growth Fund	6	21.4
Small Cap Value Fund	6	13.0
U.S. Small Company Fund	9	22.2

As of June 30, 2018, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

JPMorgan SmartRetirement Funds
Small Cap Growth Fund	14.9%
Small Cap Value Fund	18.9

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because the Funds may invest a significant portion of their assets in REITs, the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

8. Investment Company Reporting Modernization

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of June 30, 2018. The adoption had no effect on the Funds’ net assets or results of operations.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	83

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Small Cap Blend Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan U.S. Small Company Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Small Cap Blend Fund (formerly known as JPMorgan Dynamic Small Cap Growth Fund), JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund and JPMorgan U.S. Small Company Fund (four of the funds constituting JPMorgan Trust I) and JPMorgan Small Cap Growth Fund and JPMorgan Small Cap Value Fund (two of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2018, the related statements of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

August 28, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

84	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	135	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer (2014-2017), President and Chief Operating Officer, NYLIFE Distributors LLC (registered broker-dealer) (2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); President (2015-2017), Co-President (2014-2015) and Senior Managing Director, New York Life Investment Management LLC (registered investment adviser) (2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (formerly MainStay VP Series Fund, Inc.) (registered investment companies) (2007-2017); President, MainStay DefinedTerm Municipal Opportunities Fund (registered investment company) (2011-2017); President, MainStay Funds Trust (registered investment companies) (2009-2017); President, The MainStay Funds (registered investment companies) (2007-2017).	135	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	135	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	135	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	135	None

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	135	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-2017; Advisory Board Member, Betterment for Business (2016-2017) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-2017) (index creator); Member, Russell Index Client Advisory Board (2001-2015); Advisory Board Member, State Street Global Advisors’ OCIO Board (2017-present).

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	85

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	135	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	135	None

Marilyn McCoy*** (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	135	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	135	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	135	Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Trout Unlimited (2017-present).

Marian U. Pardo**** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	135	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	135	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (135 funds).

86	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	87

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Noah Greenhill (1969), Secretary (2018)	Managing Director and General Counsel, JPMorgan Asset Management (2015 – Present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

88	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2018, and continued to hold your shares at the end of the reporting period, June 30, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Blend Fund (formerly known as JPMorgan Dynamic Small Cap Growth Fund)
Class A
Actual	$1,000.00	$1,151.70	$6.62	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,149.00	9.27	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	1,153.40	5.29	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

JPMorgan Small Cap Core Fund
Class A
Actual	1,000.00	1,079.10	6.34	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,076.60	8.91	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,080.30	5.11	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R2
Actual	1,000.00	1,077.80	7.68	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R3
Actual	1,000.00	1,079.20	6.39	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class R4
Actual	1,000.00	1,080.50	5.11	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	89

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Core Fund (continued)
Class R5
Actual	$1,000.00	$1,081.40	$4.13	0.80%
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R6
Actual	1,000.00	1,081.80	3.82	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74

JPMorgan Small Cap Equity Fund
Class A
Actual	1,000.00	1,056.20	6.27	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,053.60	8.81	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,057.50	5.00	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R2
Actual	1,000.00	1,054.70	7.54	1.48
Hypothetical	1,000.00	1,017.46	7.40	1.48
Class R3
Actual	1,000.00	1,056.30	6.27	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class R4
Actual	1,000.00	1,057.60	5.00	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R5
Actual	1,000.00	1,058.40	4.03	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R6
Actual	1,000.00	1,058.80	3.73	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73

JPMorgan Small Cap Growth Fund
Class A
Actual	1,000.00	1,147.40	6.55	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,145.40	9.20	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,149.10	5.22	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class L
Actual	1,000.00	1,149.80	4.48	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R2
Actual	1,000.00	1,146.50	7.88	1.48
Hypothetical	1,000.00	1,017.46	7.40	1.48
Class R3
Actual	1,000.00	1,147.40	6.55	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class R4
Actual	1,000.00	1,149.10	5.28	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

90	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Growth Fund (continued)
Class R5
Actual	$1,000.00	$1,149.80	$4.48	0.84%
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R6
Actual	1,000.00	1,150.60	3.95	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74

JPMorgan Small Cap Value Fund
Class A
Actual	1,000.00	1,054.60	6.32	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,051.80	8.85	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	1,056.00	5.05	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R2
Actual	1,000.00	1,053.40	7.59	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R3
Actual	1,000.00	1,054.70	6.32	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class R4
Actual	1,000.00	1,055.80	5.05	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R5
Actual	1,000.00	1,056.40	4.28	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R6
Actual	1,000.00	1,057.10	3.77	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74

JPMorgan U.S. Small Company Fund
Class A
Actual	1,000.00	1,070.50	6.26	1.22
Hypothetical	1,000.00	1,018.74	6.11	1.22
Class C
Actual	1,000.00	1,068.00	8.87	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,072.20	4.93	0.96
Hypothetical	1,000.00	1,020.03	4.81	0.96
Class L
Actual	1,000.00	1,073.30	4.16	0.81
Hypothetical	1,000.00	1,020.78	4.06	0.81
Class R2
Actual	1,000.00	1,069.00	7.59	1.48
Hypothetical	1,000.00	1,017.46	7.40	1.48
Class R3
Actual	1,000.00	1,070.80	6.21	1.21
Hypothetical	1,000.00	1,018.79	6.06	1.21
Class R4
Actual	1,000.00	1,071.90	5.24	1.02
Hypothetical	1,000.00	1,019.74	5.11	1.02

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	91

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Small Company Fund (continued)
Class R5
Actual	$1,000.00	$1,072.90	$4.32	0.84%
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R6
Actual	1,000.00	1,073.80	3.65	0.71
Hypothetical	1,000.00	1,021.27	3.56	0.71

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

92	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2018

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2018:

Dividends Received Deduction
JPMorgan Small Cap Blend Fund	8.83%
JPMorgan Small Cap Core Fund	54.11
JPMorgan Small Cap Equity Fund	100.00
JPMorgan Small Cap Growth Fund	10.80
JPMorgan Small Cap Value Fund	100.00
JPMorgan U.S. Small Company Fund	41.50

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2018 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Small Cap Blend Fund	$24,431
JPMorgan Small Cap Core Fund	17,269
JPMorgan Small Cap Equity Fund	224,115
JPMorgan Small Cap Growth Fund	111,200
JPMorgan Small Cap Value Fund	110,341
JPMorgan U.S. Small Company Fund	98,178
Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2018 (amounts in thousands):

Qualified Dividend Income
JPMorgan Small Cap Blend Fund	$819
JPMorgan Small Cap Core Fund	3,259
JPMorgan Small Cap Equity Fund	89,078
JPMorgan Small Cap Growth Fund	563
JPMorgan Small Cap Value Fund	19,757
JPMorgan U.S. Small Company Fund	17,256

JUNE 30, 2018	J.P. MORGAN SMALL CAP FUNDS	93

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. June 2018.	AN-SC-618

Annual Report

JPMorgan SmartRetirement® Funds

June 30, 2018

JPMorgan SmartRetirement® Income Fund

JPMorgan SmartRetirement® 2020 Fund

JPMorgan SmartRetirement® 2025 Fund

JPMorgan SmartRetirement® 2030 Fund

JPMorgan SmartRetirement® 2035 Fund

JPMorgan SmartRetirement® 2040 Fund

JPMorgan SmartRetirement® 2045 Fund

JPMorgan SmartRetirement® 2050 Fund

JPMorgan SmartRetirement® 2055 Fund

JPMorgan SmartRetirement® 2060 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy largely outpaced growth in other developed market nations during the twelve months ended June 30, 2018, and U.S. equity markets provided strong returns on the back of record corporate profits and historically low interest rates.

“Corporate earnings for the first and second quarters of 2018 reached record highs, with a sizeable majority of companies reporting better-than-expected results.” — George C.W. Gatch

During the first half of the reporting period, synchronized global economic growth helped the U.S. economy achieve its second-longest expansion on record. By the final months of 2017, U.S. unemployment had fallen to 4.1% and U.S. consumer confidence rose to its highest levels in nearly 17 years. Notably, U.S. equity prices climbed to record highs in every month from June through December and financial market volatility remained at historically low levels. In response to a tightening labor market and early signs of inflationary pressure, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2017.

In January 2018, U.S. equity prices continued to rise, aided somewhat by recently-enacted tax cut legislation. The Standard & Poor’s 500 Index (the “S&P 500”) reached fourteen record closing highs during the month, the last on January 26th.

Early February 2018 was marked by a sharp sell-off in both equities and bonds in the U.S., and the selling quickly spread to other financial markets. Stronger-than-expected economic data sparked investor fears of rapidly rising inflation and accelerated interest rate increases by the Fed. Over several days, the S&P 500 lost more than 10% of its value, a decline that was one of the fastest peak-to-trough drops in the history of the index. The sell-off in bonds led to a spike in yields on benchmark 10-year U.S. Treasury bonds that further roiled markets.

While U.S. equity prices had rebounded somewhat by the end of the reporting period, leading equity indexes never fully recovered. Financial market volatility rose sharply during the February sell-off and remained elevated through June 2018.

Meanwhile, the U.S. economy continued to expand in 2018, even as signs emerged of economic sluggishness in Europe and weakness in select emerging market nations. U.S. GDP rose 2.2% in the first quarter before jumping an estimated 4.1% in the second quarter, the largest increase in nearly four years. Corporate earnings for the first and second quarters of 2018 reached record levels, with a sizeable majority of companies reporting better-than-expected results. In response, the Fed raised interest rates again in March and June.

However, the U.S. imposition of import tariffs on billions of dollars’ worth of goods, and reciprocal trade sanctions from China and other leading U.S. trading partners, increasingly weighed on global financial markets in the first half of 2018. The economies of China, Japan, the European Union and the U.K. are more dependent on exports than the U.S., and the impact of a potentially escalating trade war on the global economy remained a concern among policy makers, economists and investors.

At the end of the reporting period, the world’s leading economies appeared to be on pace for continued, moderate growth. The outlook for corporate earnings remained positive amid tame inflationary pressure, historically low interest rates and buoyant consumer demand. While the Fed was further along in its monetary tightening cycle than its counterparts in other developed markets, the European Central Bank, the Bank of England and the Bank of Japan were all moving in some measure to reduce economic stimulus.

We believe that investors who hold a properly diversified portfolio and a long-term outlook may benefit from a largely positive environment for economic growth and financial markets. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	1

JPMorgan SmartRetirement® Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

Fund	Fund Return*	Broad Based Securities Market Index Return	Broad Based Securities Market Index Name	Fund Net Assets as of June 30, 2018
JPMorgan SmartRetirement® Income Fund	4.21%	4.23%	S&P Target Date Retirement Income Index	$3,940,632,358

JPMorgan SmartRetirement® 2020 Fund	5.52%	6.27%	S&P Target Date 2020 Index	$6,758,750,588

JPMorgan SmartRetirement® 2025 Fund	6.47%	7.38%	S&P Target Date 2025 Index	$7,691,889,443

JPMorgan SmartRetirement® 2030 Fund	8.03%	8.47%	S&P Target Date 2030 Index	$8,364,372,090

JPMorgan SmartRetirement® 2035 Fund	8.35%	9.47%	S&P Target Date 2035 Index	$6,442,784,687

JPMorgan SmartRetirement® 2040 Fund	9.20%	10.20%	S&P Target Date 2040 Index	$6,375,446,910

JPMorgan SmartRetirement® 2045 Fund	9.32%	10.55%	S&P Target Date 2045 Index	$4,336,893,355

JPMorgan SmartRetirement® 2050 Fund	9.39%	10.85%	S&P Target Date 2050 Index	$3,763,262,895

JPMorgan SmartRetirement® 2055 Fund	9.20%	10.96%	S&P Target Date 2055 Index	$1,481,877,075

JPMorgan SmartRetirement® 2060 Fund	9.24%	11.17%	S&P Target Date 2060+ Index	$75,349,352

*	Returns for the JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2055 Fund and JPMorgan SmartRetirement 2060 Fund are based on Class I Shares. The remaining JPMorgan SmartRetirement Funds’ returns are based on Class R5 Shares.

2	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Income Fund
Fixed Income	58.7%
U.S. Equity	20.6
International Equity	14.5
Alternative Assets	3.9
Short-Term Investments	1.9
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® 2020 Fund
Fixed Income	52.2%
U.S. Equity	25.2
International Equity	18.2
Alternative Assets	3.7
U.S. Treasury Obligations	0.4
Short-Term Investments	0.3

JPMorgan SmartRetirement® 2025 Fund
Fixed Income	42.2%
U.S. Equity	30.2
International Equity	23.1
Alternative Assets	3.7
U.S. Treasury Obligations	0.5
Short-Term Investments	0.3

JPMorgan SmartRetirement® 2030 Fund
U.S. Equity	35.7%
Fixed Income	32.2
International Equity	27.2
Alternative Assets	4.1
U.S. Treasury Obligations	0.5
Short-Term Investments	0.3

JPMorgan SmartRetirement® 2035 Fund
U.S. Equity	39.8%
International Equity	30.4
Fixed Income	24.0
Alternative Assets	4.6
U.S. Treasury Obligations	0.9
Short-Term Investments	0.3

JPMorgan SmartRetirement® 2040 Fund
U.S. Equity	43.6%
International Equity	33.3
Fixed Income	16.9
Alternative Assets	5.0
U.S. Treasury Obligations	0.9
Short-Term Investments	0.3

JPMorgan SmartRetirement® 2045 Fund
U.S. Equity	45.1%
International Equity	34.5
Fixed Income	14.0
Alternative Assets	5.2
U.S. Treasury Obligations	0.9
Short-Term Investments	0.3

JPMorgan SmartRetirement® 2050 Fund
U.S. Equity	44.9%
International Equity	34.2
Fixed Income	14.0
Alternative Assets	5.2
U.S. Treasury Obligations	0.9
Short-Term Investments	0.8

JPMorgan SmartRetirement® 2055 Fund
U.S. Equity	44.5%
International Equity	34.1
Fixed Income	14.0
Alternative Assets	5.2
Short-Term Investments	1.3
U.S. Treasury Obligations	0.9

JPMorgan SmartRetirement® 2060 Fund
U.S. Equity	44.3%
International Equity	34.0
Fixed Income	13.9
Alternative Assets	5.1
Short-Term Investments	1.9
U.S. Treasury Obligations	0.8

*	The percentages indicated are based on total investments as of June 30, 2018. Each Fund’s portfolio composition is subject to change.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	3

JPMorgan SmartRetirement® Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

HOW DID THE MARKET PERFORM?

Overall, equity prices were supported by synchronized global growth, rising corporate profits and accommodative policies from leading central banks. While the U.S. Federal Reserve raised interest rates twice during the first half of 2018, interest rates remained relatively low by historical standards. The Standard & Poor’s 500 Index (the “S&P 500”) reached fresh record high closings in every month from July 2017 through January 2018.

In early February 2018, both equity and bond prices fell sharply. The S&P 500 lost more than 10% of its value over nine trading sessions and yields on 10-year U.S. Treasury bonds, which serve as a benchmark for a broad range of financial assets, spiked higher. While equity markets rebounded somewhat in subsequent weeks, financial market volatility remained elevated through June 2018.

Overall, U.S. equity outperformed other developed market equity as well as emerging markets equity. Fixed-income securities experienced positive but lackluster returns. High yield bonds (also known as “junk bonds”) outperformed both investment grade corporate bonds and U.S. Treasury bonds.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

All ten JPMorgan SmartRetirement Funds (Class I Shares or Class R5 Shares) (the “Funds”) underperformed their respective S&P Target Date indexes (the “benchmarks”) for the twelve months ended June 30, 2018.

In terms of manager selection, Funds’ investments in the JPMorgan International Advantage Fund (formerly the JPMorgan Intrepid International Fund) and JPMorgan Emerging Economies Fund detracted from relative performance. The

Funds’ investments in the JPMorgan Intrepid America Fund and the JPMorgan Growth Advantage Fund contributed to performance, as those two funds outperformed relative to their respective benchmark indexes during the reporting period.

The Funds’ reduced strategic allocation to underlying funds that focused on U.S. equity and its increased strategic allocation to emerging markets debt and real estate investment trusts detracted from absolute performance. Conversely, the Funds’ increased strategic allocation to high yield bonds made a positive contribution to absolute performance. From a tactical perspective, the Funds’ positioning in U.S. large cap equity, U.S. small cap and Japanese equity helped absolute performance, while the Funds’ positioning in U.S. core fixed income detracted from absolute performance.

Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Tactical asset allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term investment opportunities.

HOW WERE THE FUNDS POSITIONED?

The Funds invested in underlying J.P. Morgan Funds to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the portfolios. Relative to their respective S&P Target Date benchmarks, the Funds invested across a broader range of asset classes.

The Funds’ portfolio managers believed that this diversification would help shield the Funds from market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that have had historically lower correlations to the broader fixed income and equity markets. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement tactical asset allocations.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

4	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge*		(0.64)%	3.87%	4.71%
Without Sales Charge		4.02	4.83	5.19
CLASS C SHARES	May 15, 2006
With CDSC**		2.34	4.15	4.53
Without CDSC		3.34	4.15	4.53
CLASS I SHARES	May 15, 2006	4.13	4.94	5.31
CLASS R2 SHARES	November 3, 2008	3.55	4.50	4.91
CLASS R3 SHARES	September 9, 2016	3.80	4.75	5.15
CLASS R4 SHARES	September 9, 2016	4.00	4.90	5.30
CLASS R5 SHARES	May 15, 2006	4.21	5.05	5.46
CLASS R6 SHARES	November 3, 2014	4.32	5.11	5.49

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been different than those shown because Class R2 Shares have different expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement Income Fund, the S&P Target Date

Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date Retirement Income Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target Today Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Income Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date Retirement Income Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date Retirement Income Index was discontinued. As a result, performance for the S&P Target Date Retirement Income Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	5

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimburse-

ments, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge*		0.51%	5.52%	5.75%
Without Sales Charge		5.24	6.50	6.24
CLASS C SHARES	May 15, 2006
With CDSC**		3.60	5.82	5.57
Without CDSC		4.60	5.82	5.57
CLASS I SHARES	May 15, 2006	5.41	6.61	6.37
CLASS R2 SHARES	November 3, 2008	4.82	6.19	5.97
CLASS R3 SHARES	September 9, 2016	5.10	6.43	6.21
CLASS R4 SHARES	September 9, 2016	5.31	6.58	6.36
CLASS R5 SHARES	May 15, 2006	5.52	6.75	6.52
CLASS R6 SHARES	November 3, 2014	5.63	6.82	6.56

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been different than those shown because Class R2 Shares have different expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2020 Fund, the S&P Target Date

2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2020 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2020 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2020 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2020 Index was discontinued. As a result, performance for the S&P Target Date 2020 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	7

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

strategies as a result of the change. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimburse-

ments, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge*		1.57%	6.41%	6.26%
Without Sales Charge		6.33	7.40	6.76
CLASS C SHARES	July 31, 2007
With CDSC**		4.65	6.71	6.09
Without CDSC		5.65	6.71	6.09
CLASS I SHARES	July 31, 2007	6.47	7.51	6.88
CLASS R2 SHARES	November 3, 2008	5.89	7.08	6.47
CLASS R3 SHARES	September 9, 2016	6.15	7.34	6.73
CLASS R4 SHARES	September 9, 2016	6.39	7.49	6.87
CLASS R5 SHARES	July 31, 2007	6.59	7.65	7.03
CLASS R6 SHARES	November 3, 2014	6.64	7.72	7.06

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been different than those shown because Class R2 Shares have different expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Average from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2025 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2025 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2025 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2025 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2025 Index was discontinued. As a result, performance for the S&P Target Date 2025 Index prior to

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	9

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2025 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge*		2.88%	7.18%	6.56%
Without Sales Charge		7.74	8.18	7.06
CLASS C SHARES	May 15, 2006
With CDSC**		6.10	7.48	6.40
Without CDSC		7.10	7.48	6.40
CLASS I SHARES	May 15, 2006	7.87	8.28	7.19
CLASS R2 SHARES	November 3, 2008	7.35	7.87	6.78
CLASS R3 SHARES	September 9, 2016	7.57	8.11	7.03
CLASS R4 SHARES	September 9, 2016	7.90	8.27	7.18
CLASS R5 SHARES	May 15, 2006	8.03	8.44	7.35
CLASS R6 SHARES	November 3, 2014	8.14	8.49	7.37

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been different than those shown because Class R2 Shares have different expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2030 Fund, the S&P Target Date

2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2030 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2030 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2030 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2030 Index was discontinued. As a result, performance for the S&P Target Date 2030 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	11

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

strategies as a result of the change. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimburse-

ments, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge*		3.33%	7.66%	6.95%
Without Sales Charge		8.18	8.65	7.44
CLASS C SHARES	July 31, 2007
With CDSC**		6.48	7.95	6.77
Without CDSC		7.48	7.95	6.77
CLASS I SHARES	July 31, 2007	8.35	8.77	7.58
CLASS R2 SHARES	November 3, 2008	7.79	8.35	7.17
CLASS R3 SHARES	September 9, 2016	8.05	8.58	7.41
CLASS R4 SHARES	September 9, 2016	8.33	8.77	7.57
CLASS R5 SHARES	July 31, 2007	8.41	8.93	7.73
CLASS R6 SHARES	November 3, 2014	8.58	9.00	7.77

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been different than those shown because Class R2 Shares have different expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement 2035 Fund, the S&P Target

Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Average from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2035 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2035 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2035 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2035 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2035 Index was discontinued. As a result, performance for the S&P Target Date 2035 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	13

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2035 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimburse-

ments, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge*		4.00%	8.07%	7.14%
Without Sales Charge		8.91	9.07	7.63
CLASS C SHARES	May 15, 2006
With CDSC**		7.25	8.37	6.95
Without CDSC		8.25	8.37	6.95
CLASS I SHARES	May 15, 2006	9.05	9.18	7.75
CLASS R2 SHARES	November 3, 2008	8.55	8.76	7.35
CLASS R3 SHARES	September 9, 2016	8.77	9.01	7.60
CLASS R4 SHARES	September 9, 2016	9.04	9.16	7.74
CLASS R5 SHARES	May 15, 2006	9.20	9.33	7.91
CLASS R6 SHARES	November 3, 2014	9.31	9.40	7.95

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been different than those shown because Class R2 Shares have different expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Average from

June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2040 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2040 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2040 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2040 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2040 Index was discontinued. As a result, performance for the S&P Target Date 2040 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2040 Funds Average is an average based on the

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	15

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge*		4.10%	8.11%	7.29%
Without Sales Charge		9.03	9.11	7.79
CLASS C SHARES	July 31, 2007
With CDSC**		7.38	8.42	7.12
Without CDSC		8.38	8.42	7.12
CLASS I SHARES	July 31, 2007	9.20	9.23	7.93
CLASS R2 SHARES	November 3, 2008	8.65	8.81	7.51
CLASS R3 SHARES	September 9, 2016	8.90	9.05	7.76
CLASS R4 SHARES	September 9, 2016	9.20	9.21	7.92
CLASS R5 SHARES	July 31, 2007	9.32	9.38	8.08
CLASS R6 SHARES	November 3, 2014	9.44	9.43	8.11

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been different than those shown because Class R2 Shares have different expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2045 Fund, the S&P Target Date

2045 Index and the Lipper Mixed-Asset Target 2045 Funds Average from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2045 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2045 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2045 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2045 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2045 Index was discontinued. As a result, performance for the S&P Target Date 2045 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	17

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2045 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimburse-

ments, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge*		4.15%	8.11%	7.28%
Without Sales Charge		9.04	9.11	7.78
CLASS C SHARES	July 31, 2007
With CDSC**		7.41	8.41	7.11
Without CDSC		8.41	8.41	7.11
CLASS I SHARES	July 31, 2007	9.27	9.23	7.91
CLASS R2 SHARES	November 3, 2008	8.66	8.79	7.50
CLASS R3 SHARES	September 9, 2016	8.91	9.04	7.74
CLASS R4 SHARES	September 9, 2016	9.19	9.21	7.91
CLASS R5 SHARES	July 31, 2007	9.39	9.38	8.07
CLASS R6 SHARES	November 3, 2014	9.49	9.45	8.10

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/08 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been different than those shown because Class R2 Shares have different expenses than Class A Shares. Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2050 Fund, the S&P Target Date

2050 Index and the Lipper Mixed-Asset Target 2050 Funds Average from June 30, 2008 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2050 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2050 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2050 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2050 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2050 Index was discontinued. As a result, performance for the S&P Target Date 2050 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	19

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2050 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimburse-

ments, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement® 2055 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	January 31, 2012
With Sales Charge*		4.11%	8.17%	9.27%
Without Sales Charge		9.01	9.17	10.06
CLASS C SHARES	January 31, 2012
With CDSC**		7.36	8.46	9.36
Without CDSC		8.36	8.46	9.36
CLASS I SHARES	January 31, 2012	9.20	9.28	10.19
CLASS R2 SHARES	January 31, 2012	8.57	8.84	9.76
CLASS R3 SHARES	September 9, 2016	8.86	9.10	10.01
CLASS R4 SHARES	September 9, 2016	9.12	9.26	10.17
CLASS R5 SHARES	January 31, 2012	9.32	9.43	10.34
CLASS R6 SHARES	November 3, 2014	9.37	9.49	10.39

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/12 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2012.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual return for Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement 2055 Fund, the S&P Target Date 2055 Index and the Lipper Mixed-Asset Target 2055+ Funds Average from January 31, 2012 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2055 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2055 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2055 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2055 Index was discontinued. As a result, performance for the S&P Target Date 2055 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target 2055+ Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	21

JPMorgan SmartRetirement® 2055 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement® 2060 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2016
With Sales Charge*		4.23%	8.86%
Without Sales Charge		9.14	11.64
CLASS C SHARES	August 31, 2016
With CDSC**		7.45	10.96
Without CDSC		8.45	10.96
CLASS I SHARES	August 31, 2016	9.24	11.77
CLASS R2 SHARES	August 31, 2016	8.69	11.26
CLASS R3 SHARES	September 9, 2016	8.93	11.46
CLASS R4 SHARES	September 9, 2016	9.20	11.75
CLASS R5 SHARES	August 31, 2016	9.44	11.91
CLASS R6 SHARES	August 31, 2016	9.52	12.06

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/16 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2016.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual return for Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement 2060 Fund, the S&P Target Date 2060+ Index and the Lipper Mixed-Asset Target 2055+ Funds index from August 31, 2016 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2060+ Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2060+ Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2060+ Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2060+ Index was discontinued. As a result, performance for the S&P Target Date 2060+ Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2055+ Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	23

JPMorgan SmartRetirement® 2060 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

waivers and reimburse ments, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 93.1%
Alternative Assets — 3.8%
JPMorgan Commodities Strategy Fund Class R6 Shares (a)	7,040,525	64,139,182
JPMorgan Realty Income Fund Class R6 Shares (a)	6,452,984	84,921,274

Total Alternative Assets		149,060,456

Fixed Income — 54.9%
JPMorgan Core Bond Fund Class R6 Shares (a)	82,356,200	928,154,375
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	64,152,482	516,427,482
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	8,669,883	67,191,591
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	8,895,343	70,006,350
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	12,836,664	119,766,071
JPMorgan High Yield Fund Class R6 Shares (a)	37,159,901	267,922,884
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	19,109,095	193,384,038

Total Fixed Income		2,162,852,791

International Equity — 14.2%
JPMorgan Emerging Economies Fund Class R6 Shares (a)	4,402,844	59,174,218
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	2,850,221	79,122,131
JPMorgan International Equity Fund Class R6 Shares (a)	8,125,311	141,542,923
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	7,828,124	143,646,068
JPMorgan Intrepid International Fund Class R6 Shares (a) (b)	6,355,569	137,407,409

Total International Equity		560,892,749

U.S. Equity — 20.2%
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	4,524,536	103,476,146
JPMorgan Intrepid America Fund Class R6 Shares (a)	1,981,010	82,093,046
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	1,154,607	60,489,873

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	227,825	13,824,437
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	809,691	17,124,958
JPMorgan Small Cap Value Fund Class R6 Shares (a)	394,209	12,732,961
JPMorgan U.S. Equity Fund Class R6 Shares (a)	9,964,522	165,012,477
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	8,244,001	235,531,096
JPMorgan Value Advantage Fund Class R6 Shares (a)	2,935,998	104,521,546

Total U.S. Equity		794,806,540

Total Investment Companies (Cost $3,239,074,931)		3,667,612,536

Exchange Traded Funds — 2.5%
Fixed Income — 2.5%
iShares TIPS Bond ETF (Cost$99,943,684)	896,327	101,168,429

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.4%
U.S. Treasury Notes 1.13%, 1/31/2019 (c) (Cost $16,697,883)	16,775,000	16,670,811

	SHARES
Short-Term Investments — 1.9%
Investment Companies — 1.9%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a) (d) (Cost $73,040,663)	73,040,663	73,040,663

Total Investments — 97.9% (Cost $3,428,757,161)		3,858,492,439
Other Assets Less Liabilities — 2.1%		82,139,919

NET ASSETS — 100.0%		$3,940,632,358

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	25

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

Futures contracts outstanding as of June 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Hang Seng Index	53	07/2018	HKD	9,675,506	4,158
Australia 10 Year Bond	449	09/2018	AUD	42,984,611	561,848
MSCI Emerging Markets E-Mini Index	749	09/2018	USD	39,820,585	(2,577,785)
S&P 500 E-Mini Index	294	09/2018	USD	40,007,520	(879,379)
TOPIX Index	266	09/2018	JPY	41,492,572	(1,134,268)
U.S. Treasury 10 Year Note	1,155	09/2018	USD	138,780,469	750,716

					(3,274,710)

Short Contracts
Canada 10 Year Bond	(384)	09/2018	CAD	(39,932,028)	(454,954)
EURO STOXX 50 Index	(518)	09/2018	EUR	(20,451,251)	530,450
Euro-Bund	(103)	09/2018	EUR	(19,552,067)	(161,382)
Euro-Schatz	(603)	09/2018	EUR	(78,928,396)	(11,364)
SPI 200 Index	(272)	09/2018	AUD	(30,923,495)	(656,268)

					(753,518)

					(4,028,228)

Abbreviations

AUD	Australian Dollar
CAD	CanadianDollar
ETF	ExchangeTraded Fund
EUR	Euro
HKD	HongKong Dollar
JPY	JapaneseYen
MSCI	MorganStanley Capital International
SPI	AustralianSecurities Exchange
TIPS	TreasuryInflation Protected Security
TOPIX	TokyoStock Price Index
USD	UnitedStates Dollar

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	Effective July 31, 2018, the fund changed its name to the JPMorgan International Advantage Fund.

(c)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(d)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 96.9%
Alternative Assets — 3.7%
JPMorgan Commodities Strategy Fund Class R6 Shares (a)	6,998,979	63,760,694
JPMorgan Realty Income Fund Class R6 Shares (a)	14,005,661	184,314,501

Total Alternative Assets		248,075,195

Fixed Income — 50.1%
JPMorgan Core Bond Fund Class R6 Shares (a)	135,429,248	1,526,287,619
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	106,706,706	858,988,980
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	15,860,439	122,918,406
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	12,097,139	95,204,481
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	15,444,968	144,101,547
JPMorgan High Yield Fund Class R6 Shares (a)	59,058,979	425,815,240
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	21,099,848	213,530,465

Total Fixed Income		3,386,846,738

International Equity — 18.0%
JPMorgan Emerging Economies Fund Class R6 Shares (a)	9,585,835	128,833,622
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	5,861,521	162,715,834
JPMorgan International Equity Fund Class R6 Shares (a)	18,233,617	317,629,603
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	16,726,729	306,935,474
JPMorgan Intrepid International Fund Class R6 Shares (a) (b)	14,000,014	302,680,303

Total International Equity		1,218,794,836

U.S. Equity — 25.1%
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	10,307,370	235,729,554
JPMorgan Intrepid America Fund Class R6 Shares (a)	5,101,760	211,416,946
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	2,190,714	114,771,487

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	617,074	37,444,080
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	1,364,047	28,849,600
JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,160,194	37,474,254
JPMorgan U.S. Equity Fund Class R6 Shares (a)	19,770,837	327,405,059
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	16,925,768	483,569,191
JPMorgan Value Advantage Fund Class R6 Shares (a)	6,059,379	215,713,878

Total U.S. Equity		1,692,374,049

Total Investment Companies (Cost $5,757,451,071)		6,546,090,818

Exchange Traded Funds — 1.7%
Fixed Income — 1.7%
iShares TIPS Bond ETF (Cost$113,601,487)	1,011,627	114,182,340

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.4%
U.S. Treasury Notes 1.13%, 1/31/2019 (c) (Cost $28,532,865)	28,665,000	28,486,963

	SHARES
Short-Term Investments — 0.3%
Investment Companies — 0.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a) (d) (Cost $21,332,181)	21,332,181	21,332,181

Total Investments — 99.3% (Cost $5,920,917,604)		6,710,092,302
Other Assets Less Liabilities — 0.7%		48,658,286

NET ASSETS — 100.0%		$6,758,750,588

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	27

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

Futures contracts outstanding as of June 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Hang Seng Index	89	07/2018	HKD	16,247,548	6,979
Australia 10 Year Bond	732	09/2018	AUD	70,077,361	915,973
MSCI Emerging Markets E-Mini Index	1,390	09/2018	USD	73,899,350	(4,783,622)
S&P 500 E-Mini Index	660	09/2018	USD	89,812,800	(1,764,832)
TOPIX Index	445	09/2018	JPY	69,414,265	(1,897,550)
U.S. Treasury 10 Year Note	1,876	09/2018	USD	225,413,125	1,630,310

					(5,892,742)

Short Contracts
Canada 10 Year Bond	(661)	09/2018	CAD	(68,737,162)	(782,586)
EURO STOXX 50 Index	(866)	09/2018	EUR	(34,190,701)	886,811
Euro-Bund	(174)	09/2018	EUR	(33,029,705)	(272,626)
Euro-Schatz	(1,035)	09/2018	EUR	(135,474,113)	(19,523)
SPI 200 Index	(459)	09/2018	AUD	(52,183,398)	(1,106,539)

					(1,294,463)

					(7,187,205)

Abbreviations

AUD	AustralianDollar
CAD	CanadianDollar
ETF	ExchangeTraded Fund
EUR	Euro
HKD	HongKong Dollar
JPY	JapaneseYen
MSCI	MorganStanley Capital International
SPI	AustralianSecurities Exchange
TIPS	TreasuryInflation Protected Security
TOPIX	TokyoStock Price Index
USD	UnitedStates Dollar

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(b)	Effective July 31, 2018, the fund changed its name to the JPMorgan International Advantage Fund.
(c)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(d)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 98.2%
Alternative Assets — 3.7%
JPMorgan Commodities Strategy Fund Class R6 Shares (a)	1,683,569	15,337,312
JPMorgan Realty Income Fund Class R6 Shares (a)	20,388,152	268,308,077

Total Alternative Assets		283,645,389

Fixed Income — 41.6%
JPMorgan Core Bond Fund Class R6 Shares (a)	137,401,945	1,548,519,919
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	108,779,519	875,675,132
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	15,477,290	119,948,996
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	13,300,991	104,678,796
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	7,502,245	69,995,948
JPMorgan High Yield Fund Class R6 Shares (a)	57,439,489	414,138,717
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	6,164,383	62,383,560

Total Fixed Income		3,195,341,068

International Equity — 22.9%
JPMorgan Emerging Economies Fund Class R6 Shares (a)	13,655,917	183,535,519
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	8,917,645	247,553,823
JPMorgan International Equity Fund Class R6 Shares (a)	25,260,493	440,037,780
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	24,372,900	447,242,713
JPMorgan Intrepid International Fund Class R6 Shares (a) (b)	20,643,201	446,306,006

Total International Equity		1,764,675,841

U.S. Equity — 30.0%
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	14,655,374	335,168,407
JPMorgan Intrepid America Fund Class R6 Shares (a)	7,814,636	323,838,510
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	3,299,218	172,846,017

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	818,242	49,650,946
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	1,983,381	41,948,510
JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,539,120	49,713,564
JPMorgan U.S. Equity Fund Class R6 Shares (a)	26,914,895	445,710,663
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	19,642,980	561,199,928
JPMorgan Value Advantage Fund Class R6 Shares (a)	9,369,165	333,542,274

Total U.S. Equity		2,313,618,819

Total Investment Companies (Cost $6,725,257,992)		7,557,281,117

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.5%
U.S. Treasury Notes 1.13%, 1/31/2019 (c) (Cost $37,319,755)	37,493,000	37,260,133

	SHARES
Exchange Traded Funds — 0.4%
Fixed Income — 0.4%
iShares TIPS Bond ETF (Cost$31,117,401)	273,955	30,921,301

Short-Term Investments — 0.3%
Investment Companies — 0.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a) (d) (Cost $22,987,042)	22,987,042	22,987,042

Total Investments — 99.4% (Cost $6,816,682,190)		7,648,449,593
Other Assets Less Liabilities — 0.6%		43,439,850

NET ASSETS — 100.0%		$7,691,889,443

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	29

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

Futures contracts outstanding as of June 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Hang Seng Index	99	07/2018	HKD	18,073,115	7,762
Australia 10 Year Bond	779	09/2018	AUD	74,576,864	974,790
MSCI Emerging Markets E-Mini Index	1,513	09/2018	USD	80,438,645	(5,208,532)
S&P 500 E-Mini Index	1,726	09/2018	USD	234,874,080	(4,944,734)
TOPIX Index	489	09/2018	JPY	76,277,698	(2,085,174)
U.S. Treasury 10 Year Note	2,286	09/2018	USD	274,677,188	1,942,970

					(9,312,918)

Short Contracts
Canada 10 Year Bond	(749)	09/2018	CAD	(77,888,252)	(887,007)
EURO STOXX 50 Index	(953)	09/2018	EUR	(37,625,564)	975,907
Euro-Bund	(193)	09/2018	EUR	(36,636,397)	(302,396)
Euro-Schatz	(1,471)	09/2018	EUR	(192,543,402)	(27,745)
SPI 200 Index	(510)	09/2018	AUD	(57,981,553)	(1,228,723)

					(1,469,964)

					(10,782,882)

Abbreviations

AUD	AustralianDollar
CAD	CanadianDollar
ETF	ExchangeTraded Fund
EUR	Euro
HKD	HongKong Dollar
JPY	JapaneseYen
MSCI	MorganStanley Capital International
SPI	AustralianSecurities Exchange
TIPS	TreasuryInflation Protected Security
TOPIX	TokyoStock Price Index
USD	UnitedStates Dollar

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(b)	Effective July 31, 2018, the fund changed its name to the JPMorgan International Advantage Fund.
(c)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(d)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 98.8%
Alternative Assets — 4.1%
JPMorgan Realty Income Fund Class R6 Shares (a)	25,851,548	340,206,378

Fixed Income — 32.0%
JPMorgan Core Bond Fund Class R6 Shares (a)	117,442,767	1,323,579,987
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	93,993,247	756,645,640
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	14,017,000	108,631,747
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	11,962,707	94,146,507
JPMorgan High Yield Fund Class R6 Shares (a)	55,116,140	397,387,373

Total Fixed Income		2,680,391,254

International Equity — 27.1%
JPMorgan Emerging Economies Fund Class R6 Shares (a)	18,144,659	243,864,211
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	11,246,227	312,195,264
JPMorgan International Equity Fund Class R6 Shares (a)	33,073,245	576,135,927
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	31,317,769	574,681,062
JPMorgan Intrepid International Fund Class R6 Shares (a) (b)	26,005,117	562,230,634

Total International Equity		2,269,107,098

U.S. Equity — 35.6%
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	19,208,545	439,299,424
JPMorgan Intrepid America Fund Class R6 Shares (a)	10,149,839	420,609,344
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	4,541,163	237,911,520
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	982,822	59,637,642

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	2,444,578	51,702,832
JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,849,291	59,732,094
JPMorgan U.S. Equity Fund Class R6 Shares (a)	34,606,388	573,081,793
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	25,464,204	727,512,322
JPMorgan Value Advantage Fund Class R6 Shares (a)	11,417,145	406,450,347

Total U.S. Equity		2,975,937,318

Total Investment Companies (Cost $7,030,541,888)		8,265,642,048

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.5%
U.S. Treasury Notes 1.13%, 1/31/2019 (c) (Cost $40,190,387)	40,373,000	40,122,246

	SHARES
Short-Term Investments — 0.3%
Investment Companies — 0.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a) (d) (Cost $23,671,213)	23,671,213	23,671,213

Total Investments — 99.6% (Cost $7,094,403,488)		8,329,435,507
Other Assets Less Liabilities — 0.4%		34,936,583

NET ASSETS — 100.0%		$8,364,372,090

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	31

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

Futures contracts outstanding as of June 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Hang Seng Index	107	07/2018	HKD	19,533,569	8,387
Australia 10 Year Bond	852	09/2018	AUD	81,565,453	1,066,141
MSCI Emerging Markets E-Mini Index	1,767	09/2018	USD	93,942,555	(6,088,078)
S&P 500 E-Mini Index	1,663	09/2018	USD	226,301,040	(5,043,140)
TOPIX Index	537	09/2018	JPY	83,765,079	(2,289,851)
U.S. Treasury 10 Year Note	2,211	09/2018	USD	265,665,469	1,943,385

					(10,403,156)

Short Contracts
Canada 10 Year Bond	(817)	09/2018	CAD	(84,959,548)	(967,568)
EURO STOXX 50 Index	(1,041)	09/2018	EUR	(41,099,907)	1,066,017
Euro-Bund	(209)	09/2018	EUR	(39,673,611)	(327,464)
Euro-Schatz	(1,599)	09/2018	EUR	(209,297,688)	(30,161)
SPI 200 Index	(552)	09/2018	AUD	(62,756,505)	(1,330,214)

					(1,589,390)

					(11,992,546)

Abbreviations

AUD	AustralianDollar
CAD	CanadianDollar
EUR	Euro
HKD	HongKong Dollar
JPY	JapaneseYen
MSCI	MorganStanley Capital International
SPI	AustralianSecurities Exchange
TOPIX	TokyoStock Price Index
USD	UnitedStates Dollar

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	Effective July 31, 2018, the fund changed its name to the JPMorgan International Advantage Fund.

(c)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(d)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 97.9%
Alternative Assets — 4.6%
JPMorgan Realty Income Fund Class R6 Shares (a)	22,361,004	294,270,812

Fixed Income — 23.7%
JPMorgan Core Bond Fund Class R6 Shares (a)	59,970,572	675,868,349
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	52,607,683	423,491,848
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	8,684,333	67,303,577
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	6,758,300	53,187,821
JPMorgan High Yield Fund Class R6 Shares (a)	43,371,082	312,705,499

Total Fixed Income		1,532,557,094

International Equity — 30.2%
JPMorgan Emerging Economies Fund Class R6 Shares (a)	15,219,308	204,547,493
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	9,726,521	270,008,215
JPMorgan International Equity Fund Class R6 Shares (a)	28,470,362	495,953,709
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	26,612,184	488,333,572
JPMorgan Intrepid International Fund Class R6 Shares (a) (b)	22,292,836	481,971,112

Total International Equity		1,940,814,101

U.S. Equity — 39.4%
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	16,584,060	379,277,449
JPMorgan Intrepid America Fund Class R6 Shares (a)	8,653,701	358,609,353
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	3,797,004	198,925,057

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	841,923	51,087,864
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	2,148,152	45,433,405
JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,583,809	51,157,018
JPMorgan U.S. Equity Fund Class R6 Shares (a)	29,705,695	491,926,316
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	21,355,531	610,127,515
JPMorgan Value Advantage Fund Class R6 Shares (a)	9,855,109	350,841,893

Total U.S. Equity		2,537,385,870

Total Investment Companies (Cost $5,427,445,330)		6,305,027,877

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.9%
U.S. Treasury Notes 1.13%, 1/31/2019 (c) (Cost $58,921,856)	59,197,000	58,829,331

	SHARES
Short-Term Investments — 0.3%
Investment Companies — 0.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a) (d) (Cost $19,590,742)	19,590,742	19,590,742

Total Investments — 99.1% (Cost $5,505,957,928)		6,383,447,950
Other Assets Less Liabilities — 0.9%		59,336,737

NET ASSETS — 100.0%		$6,442,784,687

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	33

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

Futures contracts outstanding as of June 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Hang Seng Index	164	07/2018	HKD	29,939,302	12,857
Australia 10 Year Bond	1,277	09/2018	AUD	122,252,446	1,597,959
MSCI Emerging Markets E-Mini Index	2,344	09/2018	USD	124,618,760	(8,065,912)
S&P 500 E-Mini Index	2,442	09/2018	USD	332,307,360	(7,353,887)
TOPIX Index	811	09/2018	JPY	126,505,548	(3,458,229)
U.S. Treasury 10 Year Note	3,575	09/2018	USD	429,558,594	3,124,813

					(14,142,399)

Short Contracts
Canada 10 Year Bond	(1,261)	09/2018	CAD	(131,130,955)	(1,493,287)
EURO STOXX 50 Index	(1,579)	09/2018	EUR	(62,340,782)	1,616,951
Euro-Bund	(319)	09/2018	EUR	(60,554,459)	(499,814)
Euro-Schatz	(2,137)	09/2018	EUR	(279,718,049)	(40,304)
SPI 200 Index	(845)	09/2018	AUD	(96,067,475)	(2,036,967)

					(2,453,421)

					(16,595,820)

Abbreviations

AUD	AustralianDollar
CAD	CanadianDollar
EUR	Euro
HKD	HongKong Dollar
JPY	JapaneseYen
MSCI	MorganStanley Capital International
SPI	AustralianSecurities Exchange
TOPIX	TokyoStock Price Index
USD	UnitedStates Dollar

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	Effective July 31, 2018, the fund changed its name to the JPMorgan International Advantage Fund.

(c)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(d)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 98.1%
Alternative Assets — 5.0%
JPMorgan Realty Income Fund Class R6 Shares (a)	24,178,289	318,186,282

Fixed Income — 16.8%
JPMorgan Core Bond Fund Class R6 Shares (a)	35,797,692	403,439,985
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	33,993,647	273,648,860
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	6,831,767	52,946,193
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	6,187,167	48,693,005
JPMorgan High Yield Fund Class R6 Shares (a)	40,564,990	292,473,577

Total Fixed Income		1,071,201,620

International Equity — 33.0%
JPMorgan Emerging Economies Fund Class R6 Shares (a)	16,774,946	225,455,271
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	10,355,045	287,456,044
JPMorgan International Equity Fund Class R6 Shares (a)	30,572,642	532,575,418
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	28,778,068	528,077,547
JPMorgan Intrepid International Fund Class R6 Shares (a) (b)	24,587,769	531,587,567

Total International Equity		2,105,151,847

U.S. Equity — 43.3%
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	18,396,501	420,727,976
JPMorgan Intrepid America Fund Class R6 Shares (a)	9,536,825	395,206,046
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	3,888,244	203,705,110

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	980,279	59,483,319
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	2,403,060	50,824,725
JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,876,840	60,621,934
JPMorgan U.S. Equity Fund Class R6 Shares (a)	32,117,857	531,871,709
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	23,310,213	665,972,773
JPMorgan Value Advantage Fund Class R6 Shares (a)	10,453,699	372,151,700

Total U.S. Equity		2,760,565,292

Total Investment Companies (Cost $5,149,204,550)		6,255,105,041

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.9%
U.S. Treasury Notes 1.13%, 1/31/2019 (c) (Cost $58,833,447)	59,107,000	58,739,890

	SHARES
Short-Term Investments — 0.3%
Investment Companies — 0.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86%, (a) (d) (Cost $19,572,249)	19,572,249	19,572,249

Total Investments — 99.3% (Cost $5,227,610,246)		6,333,417,180
Other Assets Less Liabilities — 0.7%		42,029,730

NET ASSETS — 100.0%		$6,375,446,910

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	35

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

Futures contracts outstanding as of June 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Hang Seng Index	163	07/2018	HKD	29,756,746	12,780
Australia 10 Year Bond	1,294	09/2018	AUD	123,879,926	1,619,215
MSCI Emerging Markets E-Mini Index	2,362	09/2018	USD	125,575,730	(8,128,524)
S&P 500 E-Mini Index	2,305	09/2018	USD	313,664,400	(6,947,771)
TOPIX Index	815	09/2018	JPY	127,129,496	(3,475,289)
U.S. Treasury 10 Year Note	3,632	09/2018	USD	436,407,500	3,004,805

					(13,914,784)

Short Contracts
Canada 10 Year Bond	(1,251)	09/2018	CAD	(130,091,059)	(1,481,488)
EURO STOXX 50 Index	(1,587)	09/2018	EUR	(62,656,631)	1,625,147
Euro-Bund	(316)	09/2018	EUR	(59,984,981)	(495,114)
Euro-Schatz	(2,117)	09/2018	EUR	(277,100,192)	(39,934)
SPI 200 Index	(837)	09/2018	AUD	(95,157,961)	(2,016,700)

					(2,408,089)

					(16,322,873)

Abbreviations

AUD	AustralianDollar
CAD	CanadianDollar
EUR	Euro
HKD	HongKong Dollar
JPY	JapaneseYen
MSCI	MorganStanley Capital International
SPI	AustralianSecurities Exchange
TOPIX	TokyoStock Price Index
USD	UnitedStates Dollar

(a)	Investmentin affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	EffectiveJuly 31, 2018, the fund changed its name to the JPMorgan International Advantage Fund.

(c)	Allor a portion of this security is deposited with the broker as initial margin for futures contracts.
(d)	Therate shown is the current yield as of June 30, 2018.
*	Non-incomeproducing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 98.1%
Alternative Assets — 5.1%
JPMorgan Realty Income Fund Class R6 Shares (a)	16,965,871	223,270,861

Fixed Income — 14.0%
JPMorgan Core Bond Fund Class R6 Shares (a)	18,336,368	206,650,867
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	17,185,764	138,345,400
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,590,662	35,577,632
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	3,713,041	29,221,629
JPMorgan High Yield Fund Class R6 Shares (a)	26,981,024	194,533,184

Total Fixed Income		604,328,712

International Equity — 34.1%
JPMorgan Emerging Economies Fund Class R6 Shares (a)	11,886,830	159,758,989
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	7,302,638	202,721,242
JPMorgan International Equity Fund Class R6 Shares (a)	21,541,690	375,256,233
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	20,193,974	370,559,423
JPMorgan Intrepid International Fund Class R6 Shares (a) (b)	17,345,962	375,019,703

Total International Equity		1,483,315,590

U.S. Equity — 44.9%
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	12,675,230	289,882,513
JPMorgan Intrepid America Fund Class R6 Shares (a)	6,887,736	285,427,781
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	2,681,517	140,484,686

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	687,914	41,742,593
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	1,818,727	38,466,069
JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,293,966	41,795,100
JPMorgan U.S. Equity Fund Class R6 Shares (a)	22,236,147	368,230,601
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	16,395,792	468,427,782
JPMorgan Value Advantage Fund Class R6 Shares (a)	7,519,934	267,709,658

Total U.S. Equity		1,942,166,783

Total Investment Companies (Cost $3,644,011,214)		4,253,081,946

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.9%
U.S. Treasury Notes 1.13%, 1/31/2019 (c) (Cost $39,483,761)	39,668,000	39,421,624

	SHARES
Short-Term Investments — 0.3%
Investment Companies — 0.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a) (d) (Cost $12,656,611)	12,656,611	12,656,611

Total Investments — 99.3% (Cost $3,696,151,586)		4,305,160,181
Other Assets Less Liabilities — 0.7%		31,733,174

NET ASSETS — 100.0%		$4,336,893,355

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	37

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

Futures contracts outstanding as of June 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Hang Seng Index	109	07/2018	HKD	19,898,683	8,546
Australia 10 Year Bond	850	09/2018	AUD	81,373,985	1,063,637
MSCI Emerging Markets E-Mini Index	1,532	09/2018	USD	81,448,780	(5,271,816)
S&P 500 E-Mini Index	1,582	09/2018	USD	215,278,560	(4,755,469)
TOPIX Index	542	09/2018	JPY	84,545,015	(2,311,174)
U.S. Treasury 10 Year Note	2,474	09/2018	USD	297,266,563	2,175,697

					(9,090,579)

Short Contracts
Canada 10 Year Bond	(851)	09/2018	CAD	(88,495,197)	(1,007,764)
EURO STOXX 50 Index	(1,055)	09/2018	EUR	(41,652,644)	1,080,357
Euro-Bund	(213)	09/2018	EUR	(40,432,915)	(333,732)
Euro-Schatz	(1,388)	09/2018	EUR	(181,679,294)	(26,181)
SPI 200 Index	(563)	09/2018	AUD	(64,007,087)	(1,356,910)

					(1,644,230)

					(10,734,809)

Abbreviations

AUD	AustralianDollar
CAD	CanadianDollar
EUR	Euro
HKD	HongKong Dollar
JPY	JapaneseYen
MSCI	MorganStanley Capital International
SPI	AustralianSecurities Exchange
TOPIX	TokyoStock Price Index
USD	UnitedStates Dollar

(a)	Investmentin affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	Effective July 31, 2018, the fund changed its name to the JPMorgan International Advantage Fund.

(c)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(d)	Therate shown is the current yield as of June 30, 2018.
*	Non-incomeproducing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 97.7%
Alternative Assets — 5.2%
JPMorgan Realty Income Fund Class R6 Shares (a)	14,723,870	193,766,135

Fixed Income — 14.0%
JPMorgan Core Bond Fund Class R6 Shares (a)	15,556,096	175,317,203
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	15,417,017	124,106,989
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	3,958,795	30,680,662
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	3,240,229	25,500,603
JPMorgan High Yield Fund Class R6 Shares (a)	23,415,244	168,823,907

Total Fixed Income		524,429,364

International Equity — 33.9%
JPMorgan Emerging Economies Fund Class R6 Shares (a)	10,142,085	136,309,617
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	6,262,110	173,836,163
JPMorgan International Equity Fund Class R6 Shares (a)	18,629,389	324,523,956
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	17,483,717	320,826,207
JPMorgan Intrepid International Fund Class R6 Shares (a) (b)	14,966,696	323,579,978

Total International Equity		1,279,075,921

U.S. Equity — 44.6%
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	11,144,314	254,870,472
JPMorgan Intrepid America Fund Class R6 Shares (a)	5,988,349	248,157,203
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	2,358,021	123,536,709

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	540,542	32,800,113
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	1,789,001	37,837,371
JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,166,476	37,677,184
JPMorgan U.S. Equity Fund Class R6 Shares (a)	19,146,707	317,069,471
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	13,892,349	396,904,411
JPMorgan Value Advantage Fund Class R6 Shares (a)	6,431,720	228,969,248

Total U.S. Equity		1,677,822,182

Total Investment Companies (Cost $3,152,906,517)		3,675,093,602

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.9%
U.S. Treasury Notes 1.13%, 1/31/2019 (c) (Cost $34,838,032)	35,002,000	34,784,605

	SHARES
Short-Term Investments — 0.8%
Investment Companies — 0.8%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a) (d) (Cost $30,017,688)	30,017,688	30,017,688

Total Investments — 99.4% (Cost $3,217,762,237)		3,739,895,895
Other Assets Less Liabilities — 0.6%		23,367,000

NET ASSETS — 100.0%		$3,763,262,895

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	39

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

Futures contracts outstanding as of June 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Hang Seng Index	94	07/2018	HKD	17,160,331	7,368
Australia 10 Year Bond	713	09/2018	AUD	68,258,413	892,194
MSCI Emerging Markets E-Mini Index	1,401	09/2018	USD	74,484,165	(4,821,445)
S&P 500 E-Mini Index	1,461	09/2018	USD	198,812,880	(4,381,574)
TOPIX Index	462	09/2018	JPY	72,066,046	(1,970,041)
U.S. Treasury 10 Year Note	2,079	09/2018	USD	249,804,844	1,844,793

					(8,428,705)

Short Contracts
Canada 10 Year Bond	(737)	09/2018	CAD	(76,640,376)	(872,944)
EURO STOXX 50 Index	(900)	09/2018	EUR	(35,533,061)	921,635
Euro-Bund	(182)	09/2018	EUR	(34,548,312)	(285,160)
Euro-Schatz	(1,238)	09/2018	EUR	(162,045,365)	(23,347)
SPI 200 Index	(482)	09/2018	AUD	(54,798,252)	(1,162,667)

					(1,422,483)

					(9,851,188)

Abbreviations

AUD	AustralianDollar
CAD	CanadianDollar
EUR	Euro
HKD	HongKong Dollar
JPY	JapaneseYen
MSCI	MorganStanley Capital International
SPI	AustralianSecurities Exchange
TOPIX	TokyoStock Price Index
USD	UnitedStates Dollar

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	Effective July 31, 2018, the fund changed its name to the JPMorgan International Advantage Fund.

(c)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(d)	Therate shown is the current yield as of June 30, 2018.
*	Non-incomeproducing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 97.1%
Alternative Assets — 5.1%
JPMorgan Realty Income Fund Class R6 Shares (a)	5,788,094	76,171,322

Fixed Income — 14.0%
JPMorgan Core Bond Fund Class R6 Shares (a)	6,125,103	69,029,914
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	6,047,533	48,682,644
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,689,135	13,090,799
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,153,155	9,075,330
JPMorgan High Yield Fund Class R6 Shares (a)	9,204,497	66,364,421

Total Fixed Income		206,243,108

International Equity — 33.9%
JPMorgan Emerging Economies Fund Class R6 Shares (a)	3,977,859	53,462,431
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	2,442,667	67,808,434
JPMorgan International Equity Fund Class R6 Shares (a)	7,327,664	127,647,901
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	6,948,288	127,501,094
JPMorgan Intrepid International Fund Class R6 Shares (a) (b)	5,797,675	125,345,734

Total International Equity		501,765,594

U.S. Equity — 44.1%
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	4,323,325	98,874,434
JPMorgan Intrepid America Fund Class R6 Shares (a)	2,295,693	95,133,503
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	930,627	48,755,526

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	244,921	14,861,821
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	636,557	13,463,188
JPMorgan Small Cap Value Fund Class R6 Shares (a)	385,605	12,455,031
JPMorgan U.S. Equity Fund Class R6 Shares (a)	7,538,418	124,836,202
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	5,408,876	154,531,600
JPMorgan Value Advantage Fund Class R6 Shares (a)	2,565,929	91,347,081

Total U.S. Equity		654,258,386

Total Investment Companies (Cost $1,301,225,208)		1,438,438,410

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.9%
U.S. Treasury Notes 1.13%, 1/31/2019 (c) (Cost $13,247,048)	13,310,000	13,227,332

	SHARES
Short-Term Investments — 1.3%
Investment Companies — 1.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a) (d) (Cost $19,812,842)	19,812,842	19,812,842

Total Investments — 99.3% (Cost $1,334,285,098)		1,471,478,584
Other Assets Less Liabilities — 0.7%		10,398,491

NET ASSETS — 100.0%		$1,481,877,075

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	41

JPMorgan SmartRetirement 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

Futures contracts outstanding as of June 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Hang Seng Index	35	07/2018	HKD	6,389,485	2,745
Australia 10 Year Bond	294	09/2018	AUD	28,145,826	367,888
MSCI Emerging Markets E-Mini Index	547	09/2018	USD	29,081,255	(1,760,002)
S&P 500 E-Mini Index	601	09/2018	USD	81,784,080	(1,793,445)
TOPIX Index	169	09/2018	JPY	26,361,822	(720,642)
U.S. Treasury 10 Year Note	850	09/2018	USD	102,132,813	708,184

					(3,195,272)

Short Contracts
Canada 10 Year Bond	(287)	09/2018	CAD	(29,845,031)	(339,908)
EURO STOXX 50 Index	(328)	09/2018	EUR	(12,949,827)	335,888
Euro-Bund	(80)	09/2018	EUR	(15,186,071)	(107,119)
Euro-Schatz	(469)	09/2018	EUR	(61,388,753)	(8,842)
SPI 200 Index	(180)	09/2018	AUD	(20,464,078)	(433,445)

					(553,426)

					(3,748,698)

Abbreviations

AUD	AustralianDollar
CAD	CanadianDollar
EUR	Euro
HKD	HongKong Dollar
JPY	JapaneseYen
MSCI	MorganStanley Capital International
SPI	AustralianSecurities Exchange
TOPIX	TokyoStock Price Index
USD	UnitedStates Dollar

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	Effective July 31, 2018, the fund changed its name to the JPMorgan International Advantage Fund.

(c)	Allor a portion of this security is deposited with the broker as initial margin for futures contracts.
(d)	Therate shown is the current yield as of June 30, 2018.
*	Non-incomeproducing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 96.8%
Alternative Assets — 5.1%
JPMorgan Realty Income Fund Class R6 Shares (a)	293,049	3,856,530

Fixed Income — 13.9%
JPMorgan Core Bond Fund Class R6 Shares (a)	308,687	3,478,901
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	307,165	2,472,678
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	77,409	599,917
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	64,651	508,802
JPMorgan High Yield Fund Class R6 Shares (a)	466,026	3,360,048

Total Fixed Income		10,420,346

International Equity — 33.7%
JPMorgan Emerging Economies Fund Class R6 Shares (a)	206,948	2,781,380
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	123,334	3,423,751
JPMorgan International Equity Fund Class R6 Shares (a)	370,007	6,445,521
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	346,166	6,352,151
JPMorgan Intrepid International Fund Class R6 Shares (a) (b)	298,509	6,453,760

Total International Equity		25,456,563

U.S. Equity — 44.1%
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	221,569	5,067,293
JPMorgan Intrepid America Fund Class R6 Shares (a)	116,012	4,807,538
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	46,976	2,461,089

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — continued
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	11,412	692,469
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	32,820	694,136
JPMorgan Small Cap Value Fund Class R6 Shares (a)	22,853	738,146
JPMorgan U.S. Equity Fund Class R6 Shares (a)	382,958	6,341,780
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	276,677	7,904,663
JPMorgan Value Advantage Fund Class R6 Shares (a)	126,759	4,512,636

Total U.S. Equity		33,219,750

Total Investment Companies (Cost $72,346,183)		72,953,189

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.8%
U.S. Treasury Notes 1.13%, 1/31/2019 (c) (Cost $607,811)	611,000	607,205

	SHARES
Short-Term Investments — 1.9%
Investment Companies — 1.9%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a) (d) (Cost $1,410,476)	1,410,476	1,410,476

Total Investments — 99.5% (Cost $74,364,470)		74,970,870
Other Assets Less Liabilities — 0.5%		378,482

NET ASSETS — 100.0%		$75,349,352

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	43

JPMorgan SmartRetirement 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

Futures contracts outstanding as of June 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Hang Seng Index	2	07/2018	HKD	365,113	159
Australia 10 Year Bond	14	09/2018	AUD	1,340,277	17,509
MSCI Emerging Markets E-Mini Index	27	09/2018	USD	1,435,455	(87,506)
S&P 500 E-Mini Index	30	09/2018	USD	4,082,400	(90,011)
TOPIX Index	9	09/2018	JPY	1,403,884	(38,709)
U.S. Treasury 10 Year Note	43	09/2018	USD	5,166,719	33,280

					(165,278)

Short Contracts
Canada 10 Year Bond	(14)	09/2018	CAD	(1,455,855)	(16,682)
EURO STOXX 50 Index	(17)	09/2018	EUR	(671,180)	17,407
Euro-Bund	(4)	09/2018	EUR	(759,304)	(4,748)
Euro-Schatz	(26)	09/2018	EUR	(3,403,214)	(488)
SPI 200 Index	(9)	09/2018	AUD	(1,023,204)	(22,597)

					(27,108)

					(192,386)

Abbreviations

AUD	AustralianDollar
CAD	CanadianDollar
EUR	Euro
HKD	HongKong Dollar
JPY	JapaneseYen
MSCI	MorganStanley Capital International
SPI	AustralianSecurities Exchange
TOPIX	TokyoStock Price Index
USD	UnitedStates Dollar

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	Effective July 31, 2018, the fund changed its name to the JPMorgan International Advantage Fund.

(c)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(d)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2025 Fund
ASSETS:
Investments in non-affiliates, at value	$117,839,240	$142,669,303	$68,181,434
Investments in affiliates, at value	3,740,653,199	6,567,422,999	7,580,268,159
Cash	141,524	72,576	49,479
Receivables:
Investment securities sold	85,502,925	76,822,946	66,562,476
Fund shares sold	9,896,032	19,190,290	18,705,868
Interest from non-affiliates	78,720	134,516	175,943
Dividends from affiliates	3,720	1,086	1,171
Variation margin on futures contracts	2,015,776	3,163,275	3,582,899
Due from Adviser	102,158	84,511	87,404

Total Assets	3,956,233,294	6,809,561,502	7,737,614,833

LIABILITIES:
Payables:
Distributions	805,887	1,051,952	1,254,925
Investment securities purchased	6,455,863	29,092,122	27,022,307
Fund shares redeemed	7,517,411	19,443,501	16,062,106
Accrued liabilities:
Distribution fees	329,823	496,435	557,201
Service fees	246,014	538,392	629,010
Custodian and accounting fees	44,231	53,291	51,530
Registration fees	10,671	—	—
Other	191,036	135,221	148,311

Total Liabilities	15,600,936	50,810,914	45,725,390

Net Assets	$3,940,632,358	$6,758,750,588	$7,691,889,443

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2025 Fund
NET ASSETS:
Paid-in-Capital	$3,448,792,310	$5,859,817,217	$6,737,832,353
Accumulated undistributed (distributions in excess of) net investment income	(145,650)	(243,352)	(322,050)
Accumulated net realized gains (losses)	66,282,056	117,201,281	133,395,654
Net unrealized appreciation (depreciation)	425,703,642	781,975,442	820,983,486

Total Net Assets	$3,940,632,358	$6,758,750,588	$7,691,889,443

Net Assets:
Class A	$1,109,061,789	$1,575,072,478	$1,802,572,445
Class C	27,229,447	35,803,238	39,725,390
Class I	459,287,905	794,081,821	870,553,845
Class R2	188,265,741	336,321,252	360,269,761
Class R3	13,281,928	18,587,787	26,624,257
Class R4	17,265,638	33,798,436	23,227,536
Class R5	1,273,234,250	2,456,985,179	2,693,856,623
Class R6	853,005,660	1,508,100,397	1,875,059,586

Total	$3,940,632,358	$6,758,750,588	$7,691,889,443

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	60,985,886	81,425,011	93,995,838
Class C	1,502,956	1,858,619	2,078,968
Class I	25,210,236	40,913,275	45,294,593
Class R2	10,374,296	17,437,307	18,853,161
Class R3	732,680	963,776	1,392,628
Class R4	949,031	1,744,506	1,210,922
Class R5	69,763,622	126,446,388	140,008,429
Class R6	46,744,122	77,594,137	97,438,830

Net Asset Value (a):
Class A — Redemption price per share	$18.19	$19.34	$19.18
Class C — Offering price per share (b)	18.12	19.26	19.11
Class I — Offering and redemption price per share	18.22	19.41	19.22
Class R2 — Offering and redemption price per share	18.15	19.29	19.11
Class R3 — Offering and redemption price per share	18.13	19.29	19.12
Class R4 — Offering and redemption price per share	18.19	19.37	19.18
Class R5 — Offering and redemption price per share	18.25	19.43	19.24
Class R6 — Offering and redemption price per share	18.25	19.44	19.24
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.05	$20.25	$20.08

Cost of investments in non-affiliates	$116,641,567	$142,134,352	$68,437,156
Cost of investments in affiliates	3,312,115,594	5,778,783,252	6,748,245,034

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018 (continued)

	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund
ASSETS:
Investments in non-affiliates, at value	$40,122,246	$58,829,331	$58,739,890
Investments in affiliates, at value	8,289,313,261	6,324,618,619	6,274,677,290
Cash	52,831	81,584	60,700
Receivables:
Investment securities sold	74,790,598	99,616,723	94,972,208
Fund shares sold	19,274,167	27,295,655	19,048,734
Interest from non-affiliates	189,458	277,793	277,370
Dividends from affiliates	1,206	998	997
Variation margin on futures contracts	3,808,220	4,585,991	4,140,358
Due from Adviser	96,136	85,335	82,485

Total Assets	8,427,648,123	6,515,392,029	6,452,000,032

LIABILITIES:
Payables:
Distributions	1,044,304	719,917	550,429
Investment securities purchased	41,795,576	53,364,446	59,286,342
Fund shares redeemed	18,863,820	17,304,873	15,528,829
Accrued liabilities:
Distribution fees	648,541	476,445	467,278
Service fees	704,614	527,108	527,065
Custodian and accounting fees	62,222	56,224	56,640
Trustees’ and Chief Compliance Officer’s fees	—	201	—
Other	156,956	158,128	136,539

Total Liabilities	63,276,033	72,607,342	76,553,122

Net Assets	$8,364,372,090	$6,442,784,687	$6,375,446,910

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund
NET ASSETS:
Paid-in-Capital	$6,970,428,943	$5,449,102,298	$5,145,455,946
Accumulated undistributed (distributions in excess of) net investment income	(1,741,257)	(1,264,065)	(1,590,387)
Accumulated net realized gains (losses)	172,646,024	134,073,422	142,118,759
Net unrealized appreciation (depreciation)	1,223,038,380	860,873,032	1,089,462,592

Total Net Assets	$8,364,372,090	$6,442,784,687	$6,375,446,910

Net Assets:
Class A	$1,996,352,162	$1,477,096,112	$1,431,800,489
Class C	37,658,447	23,602,339	23,744,477
Class I	941,297,953	679,085,746	701,619,190
Class R2	481,235,818	351,337,033	352,347,719
Class R3	26,713,668	25,728,124	20,649,630
Class R4	41,512,978	26,844,718	32,537,841
Class R5	2,869,582,896	2,137,154,842	2,173,497,464
Class R6	1,970,018,168	1,721,935,773	1,639,250,100

Total	$8,364,372,090	$6,442,784,687	$6,375,446,910

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	94,925,617	72,302,716	64,588,894
Class C	1,806,957	1,164,742	1,085,661
Class I	44,644,158	33,077,852	31,558,133
Class R2	22,964,609	17,250,047	15,975,686
Class R3	1,273,209	1,263,702	933,658
Class R4	1,971,921	1,309,656	1,466,162
Class R5	135,769,824	104,026,481	97,517,724
Class R6	93,228,337	83,810,067	73,553,208

Net Asset Value (a):
Class A — Redemption price per share	$21.03	$20.43	$22.17
Class C — Offering price per share (b)	20.84	20.26	21.87
Class I — Offering and redemption price per share	21.08	20.53	22.23
Class R2 — Offering and redemption price per share	20.96	20.37	22.06
Class R3 — Offering and redemption price per share	20.98	20.36	22.12
Class R4 — Offering and redemption price per share	21.05	20.50	22.19
Class R5 — Offering and redemption price per share	21.14	20.54	22.29
Class R6 — Offering and redemption price per share	21.13	20.55	22.29
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$22.02	$21.39	$23.21

Cost of investments in non-affiliates	$40,190,387	$58,921,856	$58,833,447
Cost of investments in affiliates	7,054,213,101	5,447,036,072	5,168,776,799

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018 (continued)

	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund	JPMorgan SmartRetirement 2060 Fund
ASSETS:
Investments in non-affiliates, at value	$39,421,624	$34,784,605	$13,227,332	$607,205
Investments in affiliates, at value	4,265,738,557	3,705,111,290	1,458,251,252	74,363,665
Cash	61,494	837,995	36,148	2,494
Receivables:
Investment securities sold	71,018,120	55,047,490	20,177,595	579,197
Fund shares sold	16,804,931	14,444,618	7,781,289	712,778
Interest from non-affiliates	186,149	164,253	62,460	2,867
Dividends from affiliates	645	1,529	1,009	72
Variation margin on futures contracts	3,821,708	3,556,564	967,796	74,768
Due from Adviser	79,969	63,835	65,027	44,712

Total Assets	4,397,133,197	3,814,012,179	1,500,569,908	76,387,758

LIABILITIES:
Payables:
Distributions	396,933	400,943	116,547	4,771
Investment securities purchased	46,293,422	38,318,605	14,168,721	769,537
Fund shares redeemed	12,698,737	11,275,612	4,058,824	107,330
Accrued liabilities:
Distribution fees	308,939	268,196	109,613	4,462
Service fees	339,489	308,246	112,608	2,392
Custodian and accounting fees	53,003	52,641	44,350	32,037
Trustees’ and Chief Compliance Officer’s fees	43	126	—	3,764
Registration fees	—	—	—	81,251
Other	149,276	124,915	82,170	32,862

Total Liabilities	60,239,842	50,749,284	18,692,833	1,038,406

Net Assets	$4,336,893,355	$3,763,262,895	$1,481,877,075	$75,349,352

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund	JPMorgan SmartRetirement 2060 Fund
NET ASSETS:
Paid-in-Capital	$3,650,801,717	$3,190,183,248	$1,327,997,305	$74,819,684
Accumulated undistributed (distributions in excess of) net investment income	(984,182)	(843,313)	(265,834)	(817)
Accumulated net realized gains (losses)	88,802,755	61,640,847	20,716,561	117,515
Net unrealized appreciation (depreciation)	598,273,065	512,282,113	133,429,043	412,970

Total Net Assets	$4,336,893,355	$3,763,262,895	$1,481,877,075	$75,349,352

Net Assets:
Class A	$947,727,109	$795,190,985	$308,277,730	$13,161,164
Class C	14,190,431	14,611,958	4,205,680	356,274
Class I	460,023,964	439,080,148	153,796,582	6,672,939
Class R2	232,507,653	211,291,468	100,046,192	2,321,033
Class R3	15,214,881	16,637,159	5,694,053	1,011,833
Class R4	10,785,466	22,929,527	4,320,091	350,814
Class R5	1,418,443,837	1,270,105,387	466,450,172	16,799,266
Class R6	1,238,000,014	993,416,263	439,086,575	34,676,029

Total	$4,336,893,355	$3,763,262,895	$1,481,877,075	$75,349,352

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	44,929,872	37,754,286	13,109,099	741,951
Class C	678,215	700,203	179,711	20,130
Class I	21,734,595	20,774,046	6,528,122	375,655
Class R2	11,063,548	10,071,122	4,262,399	130,931
Class R3	723,436	792,077	242,688	57,021
Class R4	510,522	1,086,383	183,583	19,752
Class R5	66,948,746	59,997,040	19,784,425	946,014
Class R6	58,442,481	46,910,670	18,618,461	1,950,365

Net Asset Value (a):
Class A — Redemption price per share	$21.09	$21.06	$23.52	$17.74
Class C — Offering price per share (b)	20.92	20.87	23.40	17.70
Class I — Offering and redemption price per share	21.17	21.14	23.56	17.76
Class R2 — Offering and redemption price per share	21.02	20.98	23.47	17.73
Class R3 — Offering and redemption price per share	21.03	21.00	23.46	17.74
Class R4 — Offering and redemption price per share	21.13	21.11	23.53	17.76
Class R5 — Offering and redemption price per share	21.19	21.17	23.58	17.76
Class R6 — Offering and redemption price per share	21.18	21.18	23.58	17.78
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$22.08	$22.05	$24.63	$18.58

Cost of investments in non-affiliates	$39,483,761	$34,838,032	$13,247,048	$607,811
Cost of investments in affiliates	3,656,667,825	3,182,924,205	1,321,038,050	73,756,659

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2018

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2025 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,626,507	$2,521,912	$518,378
Dividend income from affiliates	99,355,597	161,802,591	164,197,739
Interest income from non-affiliates	210,248	385,867	446,318
Interest income from affiliates	191	222	362

Total investment income	102,192,543	164,710,592	165,162,797

EXPENSES:
Distribution fees:
Class A	3,046,625	4,213,374	4,732,629
Class C	249,499	304,412	331,380
Class R2	1,080,266	1,866,158	1,924,293
Class R3	22,022	33,092	40,864
Service fees:
Class A	3,046,625	4,213,374	4,732,629
Class C	83,166	101,471	110,460
Class I	1,291,722	2,148,233	2,302,976
Class R2	540,133	933,079	962,146
Class R3	22,022	33,092	40,864
Class R4	11,267	22,056	12,925
Class R5	1,600,199	2,976,373	3,030,012
Custodian and accounting fees	61,253	68,802	66,863
Interest expense to affiliates	28,825	1,934	—
Professional fees	58,610	77,753	80,149
Trustees’ and Chief Compliance Officer’s fees	40,469	38,806	41,855
Printing and mailing costs	120,037	165,876	178,639
Registration and filing fees	123,844	134,570	138,643
Transfer agency fees (See Note 2.G.)	269,235	237,446	281,128
Other	48,584	130,075	137,009

Total expenses	11,744,403	17,699,976	19,145,464

Less fees waived	(3,020,449)	(3,239,291)	(3,184,460)
Less expense reimbursements	(467,254)	(582,478)	(608,327)

Net expenses	8,256,700	13,878,207	15,352,677

Net investment income (loss)	93,935,843	150,832,385	149,810,120

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	60,210	(7,460)	(4,957)
Investments in affiliates	124,009,073	213,495,450	177,522,149
Futures contracts	7,166,088	13,239,477	29,886,239
Foreign currency transactions	64,086	169,878	167,721

Net realized gain (loss)	131,299,457	226,897,345	207,571,152

Distributions of capital gains received from investment company affiliates	41,950,533	97,694,471	125,972,466

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(610,554)	(556,444)	(159,693)
Investments in affiliates	(77,649,884)	(79,278,369)	5,979,327
Futures contracts	(5,475,652)	(10,506,565)	(13,278,487)
Foreign currency translations	(5,513)	(64,595)	(73,883)

Change in net unrealized appreciation/depreciation	(83,741,603)	(90,405,973)	(7,532,736)

Net realized/unrealized gains (losses)	89,508,387	234,185,843	326,010,882

Change in net assets resulting from operations	$183,444,230	$385,018,228	$475,821,002

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$165,680,007	$115,699,542	$108,869,267
Interest income from non-affiliates	749,455	691,701	690,834
Interest income from affiliates	711	289	253

Total investment income	166,430,173	116,391,532	109,560,354

EXPENSES:
Distribution fees:
Class A	5,154,754	3,799,905	3,700,614
Class C	306,465	192,899	193,852
Class R2	2,530,913	1,831,225	1,874,524
Class R3	46,619	41,081	44,118
Service fees:
Class A	5,154,754	3,799,905	3,700,614
Class C	102,155	64,300	64,617
Class I	2,463,993	1,808,821	1,843,519
Class R2	1,265,456	915,612	937,262
Class R3	46,619	41,081	44,118
Class R4	24,738	17,404	18,761
Class R5	3,386,676	2,432,632	2,602,157
Custodian and accounting fees	78,036	71,694	72,126
Interest expense to affiliates	5,326	592	4,575
Professional fees	84,721	71,991	72,100
Trustees’ and Chief Compliance Officer’s fees	41,396	44,922	45,183
Printing and mailing costs	175,907	185,437	187,151
Registration and filing fees	146,382	134,220	119,382
Transfer agency fees (See Note 2.G.)	286,447	261,354	252,523
Other	192,387	154,032	162,568

Total expenses	21,493,744	15,869,107	15,939,764

Less fees waived	(3,482,182)	(2,488,559)	(2,455,697)
Less earnings credits	(153)	—	—
Less expense reimbursements	(637,156)	(595,746)	(584,630)

Net expenses	17,374,253	12,784,802	12,899,437

Net investment income (loss)	149,055,920	103,606,730	96,660,917

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(58,154)	(7,728)	(7,589)
Investments in affiliates	225,906,791	141,068,140	165,327,143
Futures contracts	70,399,236	40,546,217	41,311,648
Foreign currency transactions	400,934	319,355	44,523

Net realized gain (loss)	296,648,807	181,925,984	206,675,725

Distributions of capital gains received from investment company affiliates	156,644,897	127,333,429	140,281,926

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	51,476	(4,721)	(6,621)
Investments in affiliates	53,057,247	102,888,147	125,544,197
Futures contracts	(18,669,073)	(21,523,407)	(21,347,779)
Foreign currency translations	(58,784)	(121,401)	(96,146)

Change in net unrealized appreciation/depreciation	34,380,866	81,238,618	104,093,651

Net realized/unrealized gains (losses)	487,674,570	390,498,031	451,051,302

Change in net assets resulting from operations	$636,730,490	$494,104,761	$547,712,219

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	53

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2018 (continued)

	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund	JPMorgan SmartRetirement 2060 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$70,262,121	$59,569,862	$21,348,817	$579,677
Interest income from non-affiliates	456,017	392,138	143,705	4,134
Interest income from affiliates	323	250	135	1

Total investment income	70,718,461	59,962,250	21,492,657	583,812

EXPENSES:
Distribution fees:
Class A	2,382,947	1,965,870	689,755	17,456
Class C	116,576	116,516	29,744	986
Class R2	1,229,902	1,082,622	468,888	5,706
Class R3	23,514	31,371	9,011	1,559
Service fees:
Class A	2,382,947	1,965,870	689,755	17,456
Class C	38,859	38,839	9,914	329
Class I	1,226,257	1,125,635	372,824	11,318
Class R2	614,951	541,311	234,444	2,853
Class R3	23,514	31,371	9,011	1,559
Class R4	4,959	11,293	3,119	341
Class R5	1,642,471	1,464,632	474,861	9,851
Custodian and accounting fees	68,219	67,852	59,345	47,606
Interest expense to affiliates	—	1,727	28,949	—
Professional fees	58,438	54,413	47,899	31,310
Trustees’ and Chief Compliance Officer’s fees	39,276	30,654	29,050	28,556
Printing and mailing costs	174,271	181,227	127,895	18,711
Registration and filing fees	117,386	98,315	92,140	105,699
Transfer agency fees (See Note 2.G.)	210,452	184,274	99,046	15,342
Other	115,050	90,161	10,103	9,015

Total expenses	10,469,989	9,083,953	3,485,753	325,653

Less fees waived	(1,616,085)	(1,354,284)	(501,038)	(20,135)
Less expense reimbursements	(522,139)	(488,698)	(388,620)	(245,623)

Net expenses	8,331,765	7,240,971	2,596,095	59,895

Net investment income (loss)	62,386,696	52,721,279	18,896,562	523,917

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(4,951)	(3,895)	(1,259)	(151)
Investments in affiliates	79,204,998	57,501,835	10,925,689	(330,182)
Futures contracts	25,068,453	22,418,189	6,911,063	31,174
Foreign currency transactions	139,226	27,364	12,864	(4,399)

Net realized gain (loss)	104,407,726	79,943,493	17,848,357	(303,558)

Distributions of capital gains received from investment company affiliates	94,178,222	77,694,557	27,577,927	599,979

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(6,078)	(7,788)	(5,758)	(606)
Investments in affiliates	113,899,547	102,720,515	38,679,770	185,492
Futures contracts	(13,666,623)	(12,419,627)	(4,544,434)	(192,386)
Foreign currency translations	(65,579)	(57,106)	(12,839)	(1,044)

Change in net unrealized appreciation/depreciation	100,161,267	90,235,994	34,116,739	(8,544)

Net realized/unrealized gains (losses)	298,747,215	247,874,044	79,543,023	287,877

Change in net assets resulting from operations	$361,133,911	$300,595,323	$98,439,585	$811,794

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2020 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$93,935,843	$51,414,800	$150,832,385	$152,841,269
Net realized gain (loss)	131,299,457	648,770	226,897,345	(6,330,685)
Distributions of capital gains received from investment company affiliates	41,950,533	8,795,742	97,694,471	44,947,404
Change in net unrealized appreciation/depreciation	(83,741,603)	85,214,852	(90,405,973)	460,871,714

Change in net assets resulting from operations	183,444,230	146,074,164	385,018,228	652,329,702

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(26,517,685)	(14,893,938)	(35,763,808)	(35,513,210)
From net realized gains	(17,925,219)	—	(32,938,410)	(8,935,342)
Class C
From net investment income	(480,566)	(376,803)	(593,770)	(774,624)
From net realized gains	(450,181)	—	(750,726)	(296,053)
Class I
From net investment income	(11,804,672)	(7,448,100)	(19,279,204)	(20,594,951)
From net realized gains	(7,663,969)	—	(16,782,533)	(5,339,102)
Class R2
From net investment income	(3,748,927)	(2,304,074)	(6,479,019)	(7,197,681)
From net realized gains	(3,263,022)	—	(7,446,814)	(2,228,276)
Class R3 (a)
From net investment income	(220,844)	(12,024)	(295,984)	(25,003)
From net realized gains	(157,638)	—	(267,417)	(112)
Class R4 (a)
From net investment income	(161,909)	(450)	(240,143)	(478)
From net realized gains	(59,406)	—	(39,143)	(112)
Class R5
From net investment income	(36,815,339)	(23,981,995)	(68,171,383)	(83,424,308)
From net realized gains	(24,284,004)	—	(59,536,882)	(19,923,931)
Class R6
From net investment income	(18,670,081)	(4,203,894)	(30,435,902)	(11,697,354)
From net realized gains	(9,863,915)	—	(21,391,929)	(2,483,837)

Total distributions to shareholders	(162,087,377)	(53,221,278)	(300,413,067)	(198,434,374)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(545,207,998)	2,210,567,680	(401,451,236)	(158,817,902)

NET ASSETS:
Change in net assets	(523,851,145)	2,303,420,566	(316,846,075)	295,077,426
Beginning of period	4,464,483,503	2,161,062,937	7,075,596,663	6,780,519,237

End of period	$3,940,632,358	$4,464,483,503	$6,758,750,588	$7,075,596,663

Accumulated undistributed (distributions in excess of) net investment income	$(145,650)	$(573,390)	$(243,352)	$(1,799,591)

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$149,810,120	$139,767,944	$149,055,920	$144,257,565
Net realized gain (loss)	207,571,152	(7,332,511)	296,648,807	(5,141,027)
Distributions of capital gains received from investment company affiliates	125,972,466	48,852,256	156,644,897	58,043,582
Change in net unrealized appreciation/depreciation	(7,532,736)	580,158,543	34,380,866	756,955,899

Change in net assets resulting from operations	475,821,002	761,446,232	636,730,490	954,116,019

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(37,157,591)	(33,998,763)	(38,526,620)	(35,531,158)
From net realized gains	(36,558,419)	(14,156,624)	(45,963,787)	(14,001,692)
Class C
From net investment income	(577,369)	(680,537)	(493,776)	(609,085)
From net realized gains	(821,957)	(442,232)	(857,934)	(378,277)
Class I
From net investment income	(19,453,511)	(18,174,079)	(19,834,571)	(20,256,899)
From net realized gains	(18,145,862)	(7,270,080)	(22,161,990)	(7,872,354)
Class R2
From net investment income	(6,134,971)	(6,244,234)	(7,580,676)	(7,718,537)
From net realized gains	(7,533,320)	(3,163,624)	(11,444,577)	(3,697,268)
Class R3 (a)
From net investment income	(371,956)	(12,779)	(356,832)	(14,501)
From net realized gains	(355,301)	(171)	(419,146)	(158)
Class R4 (a)
From net investment income	(158,472)	(1,020)	(214,424)	(456)
From net realized gains	(56,759)	(171)	(85,039)	(158)
Class R5
From net investment income	(65,485,773)	(74,056,194)	(70,394,105)	(79,535,442)
From net realized gains	(59,139,617)	(28,252,682)	(77,656,408)	(28,553,251)
Class R6
From net investment income	(34,685,266)	(12,837,586)	(32,847,808)	(10,983,287)
From net realized gains	(25,863,911)	(4,323,652)	(29,090,668)	(3,614,787)

Total distributions to shareholders	(312,500,055)	(203,614,428)	(357,928,361)	(212,767,310)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	178,018,290	417,805,610	42,272,197	275,808,427

NET ASSETS:
Change in net assets	341,339,237	975,637,414	321,074,326	1,017,157,136
Beginning of period	7,350,550,206	6,374,912,792	8,043,297,764	7,026,140,628

End of period	$7,691,889,443	$7,350,550,206	$8,364,372,090	$8,043,297,764

Accumulated undistributed (distributions in excess of) net investment income	$(322,050)	$(1,841,821)	$(1,741,257)	$1,278,734

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$103,606,730	$98,058,536	$96,660,917	$94,329,148
Net realized gain (loss)	181,925,984	(12,946,971)	206,675,725	(9,620,182)
Distributions of capital gains received from investment company affiliates	127,333,429	44,783,507	140,281,926	49,864,949
Change in net unrealized appreciation/depreciation	81,238,618	621,861,745	104,093,651	696,658,750

Change in net assets resulting from operations	494,104,761	751,756,817	547,712,219	831,232,665

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(26,426,103)	(24,452,640)	(24,316,297)	(22,878,350)
From net realized gains	(31,866,467)	(11,410,479)	(35,033,611)	(12,543,836)
Class C
From net investment income	(283,267)	(356,346)	(266,176)	(338,072)
From net realized gains	(523,405)	(263,315)	(594,984)	(301,175)
Class I
From net investment income	(13,760,628)	(13,020,745)	(13,348,980)	(13,188,623)
From net realized gains	(15,635,266)	(5,790,616)	(17,809,102)	(7,034,688)
Class R2
From net investment income	(5,033,493)	(5,024,461)	(4,814,759)	(4,848,908)
From net realized gains	(7,743,403)	(2,850,162)	(9,048,059)	(3,264,243)
Class R3 (a)
From net investment income	(330,910)	(13,654)	(283,249)	(15,517)
From net realized gains	(409,166)	(176)	(435,569)	(199)
Class R4 (a)
From net investment income	(160,537)	(450)	(119,237)	(426)
From net realized gains	(101,170)	(175)	(56,000)	(198)
Class R5
From net investment income	(47,701,010)	(53,573,056)	(49,427,913)	(53,730,437)
From net realized gains	(51,774,482)	(22,427,875)	(63,832,214)	(26,425,284)
Class R6
From net investment income	(27,116,894)	(9,248,736)	(22,778,099)	(7,489,760)
From net realized gains	(24,461,263)	(3,477,528)	(23,687,794)	(3,359,440)

Total distributions to shareholders	(253,327,464)	(151,910,414)	(265,852,043)	(155,419,156)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	268,430,062	412,485,817	69,895,262	291,976,823

NET ASSETS:
Change in net assets	509,207,359	1,012,332,220	351,755,438	967,790,332
Beginning of period	5,933,577,328	4,921,245,108	6,023,691,472	5,055,901,140

End of period	$6,442,784,687	$5,933,577,328	$6,375,446,910	$6,023,691,472

Accumulated undistributed (distributions in excess of) net investment income	$(1,264,065)	$919,061	$(1,590,387)	$842,453

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$62,386,696	$58,640,414	$52,721,279	$48,132,885
Net realized gain (loss)	104,407,726	(4,907,935)	79,943,493	(4,037,795)
Distributions of capital gains received from investment company affiliates	94,178,222	30,958,208	77,694,557	25,493,791
Change in net unrealized appreciation/depreciation	100,161,267	440,469,123	90,235,994	360,439,295

Change in net assets resulting from operations	361,133,911	525,159,810	300,595,323	430,028,176

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(15,162,383)	(13,937,861)	(12,535,950)	(11,174,392)
From net realized gains	(20,462,563)	(8,212,289)	(16,497,248)	(6,713,560)
Class C
From net investment income	(155,943)	(190,421)	(162,514)	(178,362)
From net realized gains	(326,843)	(180,039)	(328,411)	(178,324)
Class I
From net investment income	(8,748,682)	(7,834,554)	(8,018,434)	(7,577,266)
From net realized gains	(11,068,577)	(4,354,017)	(9,833,076)	(4,481,899)
Class R2
From net investment income	(3,045,254)	(2,982,214)	(2,648,185)	(2,550,187)
From net realized gains	(5,412,328)	(2,153,074)	(4,601,416)	(1,890,870)
Class R3 (a)
From net investment income	(162,182)	(5,279)	(194,815)	(8,762)
From net realized gains	(218,848)	(210)	(262,176)	(217)
Class R4 (a)
From net investment income	(39,254)	(398)	(57,183)	(425)
From net realized gains	(19,592)	(209)	(8,669)	(216)
Class R5
From net investment income	(30,725,103)	(32,658,808)	(27,759,029)	(27,061,979)
From net realized gains	(37,026,390)	(17,181,080)	(33,010,632)	(14,692,542)
Class R6
From net investment income	(16,953,512)	(5,912,453)	(11,667,380)	(3,571,486)
From net realized gains	(16,855,274)	(2,850,488)	(10,471,090)	(1,768,491)

Total distributions to shareholders	(166,382,728)	(98,453,394)	(138,056,208)	(81,848,978)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	237,728,715	392,716,443	362,522,616	361,251,472

NET ASSETS:
Change in net assets	432,479,898	819,422,859	525,061,731	709,430,670
Beginning of period	3,904,413,457	3,084,990,598	3,238,201,164	2,528,770,494

End of period	$4,336,893,355	$3,904,413,457	$3,763,262,895	$3,238,201,164

Accumulated undistributed (distributions in excess of) net investment income	$(984,182)	$464,828	$(843,313)	$473,476

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

	JPMorgan SmartRetirement 2055 Fund		JPMorgan SmartRetirement 2060 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Period Ended June 30, 2017 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$18,896,562	$13,801,805	$523,917	$39,284
Net realized gain (loss)	17,848,357	(1,435,577)	(303,558)	(4,264)
Distributions of capital gains received from investment company affiliates	27,577,927	7,287,521	599,979	13,554
Change in net unrealized appreciation/depreciation	34,116,739	105,038,863	(8,544)	421,514

Change in net assets resulting from operations	98,439,585	124,692,612	811,794	470,088

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,389,632)	(3,175,487)	(111,460)	(4,278)
From net realized gains	(4,707,733)	(1,598,633)	(22,246)	—
Class C
From net investment income	(41,417)	(33,175)	(1,087)	(196)
From net realized gains	(68,908)	(28,817)	(281)	—
Class I
From net investment income	(2,669,783)	(1,928,454)	(74,211)	(20,787)
From net realized gains	(2,682,454)	(904,716)	(14,857)	—
Class R2
From net investment income	(1,137,762)	(903,534)	(11,748)	(393)
From net realized gains	(1,605,399)	(563,099)	(2,790)	—
Class R3 (b)
From net investment income	(57,196)	(2,354)	(9,157)	(378)
From net realized gains	(61,536)	(182)	(2,255)	—
Class R4 (b)
From net investment income	(17,847)	(364)	(2,570)	(289)
From net realized gains	(8,153)	(182)	(453)	—
Class R5
From net investment income	(9,067,876)	(7,427,784)	(172,162)	(10,077)
From net realized gains	(8,720,410)	(3,414,341)	(30,301)	—
Class R6
From net investment income	(5,196,000)	(1,386,220)	(226,384)	(3,603)
From net realized gains	(3,946,621)	(563,689)	(30,306)	—

Total distributions to shareholders	(44,378,727)	(21,931,031)	(712,268)	(40,001)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	378,545,844	299,677,421	64,051,351	10,768,388

NET ASSETS:
Change in net assets	432,606,702	402,439,002	64,150,877	11,198,475
Beginning of period	1,049,270,373	646,831,371	11,198,475	—

End of period	$1,481,877,075	$1,049,270,373	$75,349,352	$11,198,475

Accumulated undistributed (distributions in excess of) net investment income	$(265,834)	$169,474	$(817)	$407

(a)	Commencement of operations was August 31, 2016.
(b)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2020 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$156,250,426	$229,179,617	$299,383,784	$510,530,715
Net assets acquired in Fund reorganization (See Note 9)	—	598,586,398	—	—
Distributions reinvested	42,088,855	14,187,875	64,662,937	41,833,363
Cost of shares redeemed	(368,074,540)	(217,168,121)	(507,998,194)	(536,501,243)

Change in net assets resulting from Class A capital transactions	$(169,735,259)	$624,785,769	$(143,951,473)	$15,862,835

Class C
Proceeds from shares issued	$2,327,207	$2,362,032	$5,839,520	$8,208,604
Net assets acquired in Fund reorganization (See Note 9)	—	23,397,107	—	—
Distributions reinvested	723,752	301,705	1,019,451	861,834
Cost of shares redeemed	(20,054,582)	(8,274,676)	(19,733,258)	(19,872,039)

Change in net assets resulting from Class C capital transactions	$(17,003,623)	$17,786,168	$(12,874,287)	$(10,801,601)

Class I
Proceeds from shares issued	$75,158,989	$146,204,287	$130,469,376	$207,854,080
Net assets acquired in Fund reorganization (See Note 9)	—	238,699,040	—	—
Distributions reinvested	19,335,626	7,199,431	35,970,037	25,725,979
Cost of shares redeemed	(194,585,086)	(147,427,720)	(277,962,031)	(343,164,288)

Change in net assets resulting from Class I capital transactions	$(100,090,471)	$244,675,038	$(111,522,618)	$(109,584,229)

Class R2
Proceeds from shares issued	$39,471,593	$37,527,857	$60,940,829	$98,132,802
Net assets acquired in Fund reorganization (See Note 9)	—	116,244,140	—	—
Distributions reinvested	6,267,212	2,104,411	12,479,177	8,499,232
Cost of shares redeemed	(88,520,572)	(41,952,761)	(120,951,376)	(135,834,119)

Change in net assets resulting from Class R2 capital transactions	$(42,781,767)	$113,923,647	$(47,531,370)	$(29,202,085)

Class R3 (a)
Proceeds from shares issued	$13,095,288	$3,067,732	$22,224,613	$5,352,977
Distributions reinvested	320,300	8,131	501,450	23,538
Cost of shares redeemed	(2,366,295)	(575,883)	(8,784,064)	(622,171)

Change in net assets resulting from Class R3 capital transactions	$11,049,293	$2,499,980	$13,941,999	$4,754,344

Class R4 (a)
Proceeds from shares issued	$20,963,829	$20,000	$36,960,293	$25,113
Distributions reinvested	221,315	450	279,286	590
Cost of shares redeemed	(3,699,473)	—	(2,966,738)	—

Change in net assets resulting from Class R4 capital transactions	$17,485,671	$20,450	$34,272,841	$25,703

Class R5
Proceeds from shares issued	$182,630,558	$210,129,036	$374,398,848	$675,355,339
Net assets acquired in Fund reorganization (See Note 9)	—	962,616,760	—	—
Distributions reinvested	59,879,043	23,655,180	125,354,396	102,481,980
Cost of shares redeemed	(869,857,701)	(359,333,999)	(1,506,543,717)	(1,113,566,125)

Change in net assets resulting from Class R5 capital transactions	$(627,348,100)	$837,066,977	$(1,006,790,473)	$(335,728,806)

Class R6
Proceeds from shares issued	$599,680,951	$263,510,901	$1,102,719,427	$472,485,833
Net assets acquired in Fund reorganization (See Note 9)	—	197,448,962	—	—
Distributions reinvested	26,967,021	4,017,556	49,479,057	13,408,473
Cost of shares redeemed	(243,431,714)	(95,167,768)	(279,194,339)	(180,038,369)

Change in net assets resulting from Class R6 capital transactions	$383,216,258	$369,809,651	$873,004,145	$305,855,937

Total change in net assets resulting from capital transactions	$(545,207,998)	$2,210,567,680	$(401,451,236)	$(158,817,902)

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2020 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	8,422,442	12,896,445	15,181,584	27,622,572
Shares issued in connection with Fund reorganization (See Note 9)	—	32,863,361	—	—
Reinvested	2,274,243	798,265	3,279,411	2,275,415
Redeemed	(19,844,048)	(12,245,464)	(25,777,556)	(28,878,979)

Change in Class A Shares	(9,147,363)	34,312,607	(7,316,561)	1,019,008

Class C
Issued	126,216	134,052	297,458	447,113
Shares issued in connection with Fund reorganization (See Note 9)	—	1,289,559	—	—
Reinvested	39,381	16,942	51,890	47,290
Redeemed	(1,083,297)	(469,035)	(1,004,456)	(1,077,020)

Change in Class C Shares	(917,700)	971,518	(655,108)	(582,617)

Class I
Issued	4,043,086	8,221,510	6,603,490	11,200,793
Shares issued in connection with Fund reorganization (See Note 9)	—	13,082,267	—	—
Reinvested	1,042,641	404,716	1,818,135	1,394,726
Redeemed	(10,483,044)	(8,314,884)	(14,066,544)	(18,457,378)

Change in Class I Shares	(5,397,317)	13,393,609	(5,644,919)	(5,861,859)

Class R2
Issued	2,134,842	2,124,065	3,105,729	5,322,627
Shares issued in connection with Fund reorganization (See Note 9)	—	6,395,615	—	—
Reinvested	338,535	119,465	634,497	464,712
Redeemed	(4,789,849)	(2,366,475)	(6,163,084)	(7,332,179)

Change in Class R2 Shares	(2,316,472)	6,272,670	(2,422,858)	(1,544,840)

Class R3 (a)
Issued	705,119	170,119	1,131,130	283,957
Reinvested	17,340	452	25,518	1,241
Redeemed	(128,350)	(32,000)	(445,055)	(33,015)

Change in Class R3 Shares	594,109	138,571	711,593	252,183

Class R4 (a)
Issued	1,134,516	1,138	1,878,644	1,354
Reinvested	12,012	25	14,314	32
Redeemed	(198,660)	—	(149,838)	—

Change in Class R4 Shares	947,868	1,163	1,743,120	1,386

Class R5
Issued	9,812,238	11,757,547	18,929,324	36,412,856
Shares issued in connection with Fund reorganization (See Note 9)	—	52,669,068	—	—
Reinvested	3,218,103	1,331,873	6,327,324	5,550,076
Redeemed	(46,752,401)	(20,199,831)	(76,007,347)	(59,773,839)

Change in Class R5 Shares	(33,722,060)	45,558,657	(50,750,699)	(17,810,907)

Class R6
Issued	32,187,046	14,661,004	55,664,228	25,300,486
Shares issued in connection with Fund reorganization (See Note 9)	—	10,804,143	—	—
Reinvested	1,452,532	224,547	2,500,701	723,304
Redeemed	(13,080,126)	(5,360,509)	(14,098,638)	(9,682,768)

Change in Class R6 Shares	20,559,452	20,329,185	44,066,291	16,341,022

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$351,468,512	$516,789,679	$367,746,241	$577,505,863
Distributions reinvested	69,161,649	45,081,438	79,682,641	46,615,616
Cost of shares redeemed	(500,473,956)	(444,036,041)	(510,379,241)	(536,658,632)

Change in net assets resulting from Class A capital transactions	$(79,843,795)	$117,835,076	$(62,950,359)	$87,462,847

Class C
Proceeds from shares issued	$6,121,736	$10,234,229	$7,494,613	$8,427,890
Distributions reinvested	1,124,957	915,124	897,684	708,408
Cost of shares redeemed	(19,782,673)	(17,643,723)	(18,727,392)	(15,435,102)

Change in net assets resulting from Class C capital transactions	$(12,535,980)	$(6,494,370)	$(10,335,095)	$(6,298,804)

Class I
Proceeds from shares issued	$162,923,328	$199,020,014	$178,563,929	$228,056,110
Distributions reinvested	37,244,855	24,821,656	41,897,201	27,700,016
Cost of shares redeemed	(280,023,267)	(222,456,956)	(313,943,755)	(351,858,774)

Change in net assets resulting from Class I capital transactions	$(79,855,084)	$1,384,714	$(93,482,625)	$(96,102,648)

Class R2
Proceeds from shares issued	$81,985,503	$119,070,488	$92,740,078	$128,429,068
Distributions reinvested	11,861,188	8,404,984	17,139,209	10,352,720
Cost of shares redeemed	(127,141,668)	(118,426,756)	(138,621,934)	(137,307,628)

Change in net assets resulting from Class R2 capital transactions	$(33,294,977)	$9,048,716	$(28,742,647)	$1,474,160

Class R3 (a)
Proceeds from shares issued	$26,350,559	$3,978,826	$24,638,879	$5,041,826
Distributions reinvested	623,104	10,409	707,620	13,064
Cost of shares redeemed	(3,616,457)	(372,797)	(3,710,430)	(94,238)

Change in net assets resulting from Class R3 capital transactions	$23,357,206	$3,616,438	$21,636,069	$4,960,652

Class R4 (a)
Proceeds from shares issued	$24,978,629	$182,040	$43,590,746	$32,615
Distributions reinvested	215,231	1,191	299,463	614
Cost of shares redeemed	(1,895,877)	—	(1,860,476)	(13)

Change in net assets resulting from Class R4 capital transactions	$23,297,983	$183,231	$42,029,733	$33,216

Class R5
Proceeds from shares issued	$469,827,479	$715,906,306	$510,457,292	$757,827,903
Distributions reinvested	121,146,296	100,881,583	144,055,029	106,594,756
Cost of shares redeemed	(1,332,407,708)	(987,329,187)	(1,736,119,394)	(934,142,178)

Change in net assets resulting from Class R5 capital transactions	$(741,433,933)	$(170,541,298)	$(1,081,607,073)	$(69,719,519)

Class R6
Proceeds from shares issued	$1,348,404,694	$590,949,855	$1,424,210,763	$526,544,666
Distributions reinvested	57,478,561	16,285,331	58,587,157	13,564,352
Cost of shares redeemed	(327,556,385)	(144,462,083)	(227,073,726)	(186,110,495)

Change in net assets resulting from Class R6 capital transactions	$1,078,326,870	$462,773,103	$1,255,724,194	$353,998,523

Total change in net assets resulting from capital transactions	$178,018,290	$417,805,610	$42,272,197	$275,808,427

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	18,034,488	28,709,307	17,245,183	29,854,391
Reinvested	3,541,956	2,530,344	3,728,001	2,439,921
Redeemed	(25,645,285)	(24,578,896)	(23,920,174)	(27,628,425)

Change in Class A Shares	(4,068,841)	6,660,755	(2,946,990)	4,665,887

Class C
Issued	315,334	569,899	354,980	441,429
Reinvested	57,776	51,853	42,351	37,668
Redeemed	(1,020,516)	(983,833)	(887,891)	(804,108)

Change in Class C Shares	(647,406)	(362,081)	(490,560)	(325,011)

Class I
Issued	8,344,638	11,023,866	8,359,552	11,748,686
Reinvested	1,903,496	1,389,650	1,955,545	1,446,171
Redeemed	(14,368,256)	(12,337,861)	(14,737,990)	(18,085,869)

Change in Class I Shares	(4,120,122)	75,655	(4,422,893)	(4,891,012)

Class R2
Issued	4,232,436	6,652,280	4,377,733	6,674,987
Reinvested	609,343	474,801	804,230	545,570
Redeemed	(6,559,453)	(6,587,874)	(6,534,251)	(7,105,943)

Change in Class R2 Shares	(1,717,674)	539,207	(1,352,288)	114,614

Class R3 (a)
Issued	1,352,179	214,607	1,166,188	252,700
Reinvested	32,022	561	33,184	647
Redeemed	(186,316)	(20,425)	(174,881)	(4,629)

Change in Class R3 Shares	1,197,885	194,743	1,024,491	248,718

Class R4 (a)
Issued	1,286,238	9,789	2,042,983	1,673
Reinvested	11,104	65	14,100	32
Redeemed	(96,274)	—	(86,866)	(1)

Change in Class R4 Shares	1,201,068	9,854	1,970,217	1,704

Class R5
Issued	24,052,001	39,746,538	23,874,019	39,037,155
Reinvested	6,185,273	5,643,267	6,706,880	5,547,947
Redeemed	(68,145,240)	(54,471,832)	(81,022,567)	(47,897,336)

Change in Class R5 Shares	(37,907,966)	(9,082,027)	(50,441,668)	(3,312,234)

Class R6
Issued	68,907,966	32,580,247	66,513,156	27,040,296
Reinvested	2,937,619	906,905	2,731,209	702,877
Redeemed	(16,725,445)	(8,036,194)	(10,587,804)	(9,584,131)

Change in Class R6 Shares	55,120,140	25,450,958	58,656,561	18,159,042

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$302,886,679	$406,784,060	$296,588,312	$412,611,664
Distributions reinvested	54,702,466	33,692,198	55,841,000	33,358,008
Cost of shares redeemed	(379,241,029)	(369,012,334)	(392,690,708)	(420,788,386)

Change in net assets resulting from Class A capital transactions	$(21,651,884)	$71,463,924	$(40,261,396)	$25,181,286

Class C
Proceeds from shares issued	$5,326,188	$7,216,604	$5,090,988	$6,353,733
Distributions reinvested	554,127	449,059	576,325	431,354
Cost of shares redeemed	(13,090,386)	(11,753,863)	(12,186,136)	(10,756,590)

Change in net assets resulting from Class C capital transactions	$(7,210,071)	$(4,088,200)	$(6,518,823)	$(3,971,503)

Class I
Proceeds from shares issued	$136,883,933	$156,339,136	$140,638,873	$185,479,672
Distributions reinvested	29,284,172	18,482,697	31,116,827	19,939,190
Cost of shares redeemed	(262,150,146)	(163,294,654)	(243,779,848)	(253,529,382)

Change in net assets resulting from Class I capital transactions	$(95,982,041)	$11,527,179	$(72,024,148)	$(48,110,520)

Class R2
Proceeds from shares issued	$86,955,073	$114,578,244	$78,133,273	$110,477,142
Distributions reinvested	11,241,447	7,065,308	12,327,170	7,287,196
Cost of shares redeemed	(112,053,444)	(99,412,089)	(113,924,258)	(103,126,122)

Change in net assets resulting from Class R2 capital transactions	$(13,856,924)	$22,231,463	$(23,463,815)	$14,638,216

Class R3 (a)
Proceeds from shares issued	$23,913,076	$5,374,268	$16,635,860	$9,793,197
Distributions reinvested	672,529	11,828	679,696	15,066
Cost of shares redeemed	(3,697,231)	(463,323)	(6,388,471)	(739,971)

Change in net assets resulting from Class R3 capital transactions	$20,888,374	$4,922,773	$10,927,085	$9,068,292

Class R4 (a)
Proceeds from shares issued	$28,068,055	$40,755	$34,287,304	$42,361
Distributions reinvested	261,706	625	175,237	624
Cost of shares redeemed	(1,137,188)	—	(1,449,799)	—

Change in net assets resulting from Class R4 capital transactions	$27,192,573	$41,380	$33,012,742	$42,985

Class R5
Proceeds from shares issued	$416,222,541	$572,129,384	$412,102,368	$590,882,454
Distributions reinvested	96,194,101	74,582,569	109,921,324	78,866,567
Cost of shares redeemed	(1,223,246,176)	(698,396,349)	(1,430,819,981)	(645,055,325)

Change in net assets resulting from Class R5 capital transactions	$(710,829,534)	$(51,684,396)	$(908,796,289)	$24,693,696

Class R6
Proceeds from shares issued	$1,271,771,716	$464,997,512	$1,197,964,784	$401,602,885
Distributions reinvested	49,088,519	11,889,696	43,988,585	10,057,985
Cost of shares redeemed	(250,980,666)	(118,815,514)	(164,933,463)	(141,226,499)

Change in net assets resulting from Class R6 capital transactions	$1,069,879,569	$358,071,694	$1,077,019,906	$270,434,371

Total change in net assets resulting from capital transactions	$268,430,062	$412,485,817	$69,895,262	$291,976,823

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	14,621,859	21,926,803	13,209,520	20,710,844
Reinvested	2,631,015	1,842,386	2,477,075	1,703,588
Redeemed	(18,277,305)	(19,785,343)	(17,462,638)	(20,977,953)

Change in Class A Shares	(1,024,431)	3,983,846	(1,776,043)	1,436,479

Class C
Issued	259,079	391,851	229,689	324,008
Reinvested	26,834	24,946	25,880	22,501
Redeemed	(639,164)	(636,632)	(553,019)	(542,813)

Change in Class C Shares	(353,251)	(219,835)	(297,450)	(196,304)

Class I
Issued	6,584,332	8,375,671	6,245,405	9,276,847
Reinvested	1,401,753	1,004,661	1,376,584	1,014,782
Redeemed	(12,634,506)	(8,745,938)	(10,857,053)	(12,621,629)

Change in Class I Shares	(4,648,421)	634,394	(3,235,064)	(2,330,000)

Class R2
Issued	4,220,195	6,200,908	3,510,037	5,576,695
Reinvested	541,896	389,006	549,318	375,513
Redeemed	(5,431,413)	(5,324,574)	(5,105,135)	(5,164,833)

Change in Class R2 Shares	(669,322)	1,265,340	(1,045,780)	787,375

Class R3 (a)
Issued	1,153,572	279,367	747,537	474,551
Reinvested	32,434	611	30,215	717
Redeemed	(178,115)	(24,167)	(283,680)	(35,682)

Change in Class R3 Shares	1,007,891	255,811	494,072	439,586

Class R4 (a)
Issued	1,348,924	2,150	1,520,316	2,081
Reinvested	12,598	34	7,819	32
Redeemed	(54,050)	—	(64,086)	—

Change in Class R4 Shares	1,307,472	2,184	1,464,049	2,113

Class R5
Issued	20,015,253	30,679,595	18,305,020	29,408,459
Reinvested	4,601,646	4,050,186	4,851,572	3,999,281
Redeemed	(58,827,177)	(37,240,871)	(63,427,264)	(32,070,024)

Change in Class R5 Shares	(34,210,278)	(2,511,090)	(40,270,672)	1,337,716

Class R6
Issued	61,083,064	24,828,333	53,107,745	19,992,022
Reinvested	2,350,224	642,664	1,943,736	507,856
Redeemed	(12,000,981)	(6,426,972)	(7,292,652)	(7,070,065)

Change in Class R6 Shares	51,432,307	19,044,025	47,758,829	13,429,813

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$236,971,050	$288,291,287	$235,584,727	$284,976,672
Distributions reinvested	33,470,376	20,842,316	27,074,275	16,740,589
Cost of shares redeemed	(254,185,219)	(250,701,090)	(225,640,343)	(240,981,768)

Change in net assets resulting from Class A capital transactions	$16,256,207	$58,432,513	$37,018,659	$60,735,493

Class C
Proceeds from shares issued	$2,895,259	$3,961,676	$3,527,661	$4,473,339
Distributions reinvested	332,756	263,905	333,147	249,101
Cost of shares redeemed	(6,968,194)	(6,601,324)	(6,878,953)	(5,735,040)

Change in net assets resulting from Class C capital transactions	$(3,740,179)	$(2,375,743)	$(3,018,145)	$(1,012,600)

Class I
Proceeds from shares issued	$110,534,143	$128,077,925	$131,408,654	$165,178,125
Distributions reinvested	19,693,204	11,989,835	17,824,628	11,919,602
Cost of shares redeemed	(193,311,462)	(105,855,081)	(170,190,941)	(175,933,995)

Change in net assets resulting from Class I capital transactions	$(63,084,115)	$34,212,679	$(20,957,659)	$1,163,732

Class R2
Proceeds from shares issued	$64,833,026	$85,607,346	$63,600,237	$78,158,676
Distributions reinvested	7,414,675	4,612,562	6,421,030	4,003,262
Cost of shares redeemed	(86,161,046)	(64,341,014)	(73,592,936)	(52,248,179)

Change in net assets resulting from Class R2 capital transactions	$(13,913,345)	$25,878,894	$(3,571,669)	$29,913,759

Class R3 (a)
Proceeds from shares issued	$12,649,115	$3,247,069	$12,482,172	$5,982,980
Distributions reinvested	343,019	4,696	422,869	8,493
Cost of shares redeemed	(776,361)	(262,156)	(2,556,990)	(129,969)

Change in net assets resulting from Class R3 capital transactions	$12,215,773	$2,989,609	$10,348,051	$5,861,504

Class R4 (a)
Proceeds from shares issued	$11,390,448	$32,970	$24,207,069	$45,735
Distributions reinvested	58,846	607	65,851	641
Cost of shares redeemed	(541,582)	—	(1,038,575)	—

Change in net assets resulting from Class R4 capital transactions	$10,907,712	$33,577	$23,234,345	$46,376

Class R5
Proceeds from shares issued	$347,468,806	$429,423,797	$356,272,458	$438,115,930
Distributions reinvested	65,138,775	48,790,680	57,736,879	40,428,255
Cost of shares redeemed	(919,235,172)	(447,160,910)	(803,994,932)	(343,629,945)

Change in net assets resulting from Class R5 capital transactions	$(506,627,591)	$31,053,567	$(389,985,595)	$134,914,240

Class R6
Proceeds from shares issued	$946,464,807	$322,907,191	$785,409,941	$222,658,789
Distributions reinvested	31,971,034	8,205,546	20,664,242	4,938,273
Cost of shares redeemed	(192,721,588)	(88,621,390)	(96,619,554)	(97,968,094)

Change in net assets resulting from Class R6 capital transactions	$785,714,253	$242,491,347	$709,454,629	$129,628,968

Total change in net assets resulting from capital transactions	$237,728,715	$392,716,443	$362,522,616	$361,251,472

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Issued	11,111,413	15,252,580	11,070,922	15,108,922
Reinvested	1,561,370	1,123,708	1,265,277	904,038
Redeemed	(11,894,243)	(13,145,070)	(10,584,368)	(12,700,799)

Change in Class A Shares	778,540	3,231,218	1,751,831	3,312,161

Class C
Issued	136,908	212,426	167,314	240,483
Reinvested	15,624	14,446	15,685	13,677
Redeemed	(330,876)	(351,293)	(327,456)	(305,770)

Change in Class C Shares	(178,344)	(124,421)	(144,457)	(51,610)

Class I
Issued	5,171,178	6,754,362	6,155,442	8,735,889
Reinvested	915,699	643,250	830,316	641,231
Redeemed	(9,065,112)	(5,586,872)	(7,982,814)	(9,222,564)

Change in Class I Shares	(2,978,235)	1,810,740	(997,056)	154,556

Class R2
Issued	3,061,020	4,556,765	3,004,032	4,162,550
Reinvested	346,909	250,692	301,005	217,894
Redeemed	(4,063,834)	(3,397,672)	(3,487,643)	(2,762,844)

Change in Class R2 Shares	(655,905)	1,409,785	(182,606)	1,617,600

Class R3 (a)
Issued	591,999	164,727	590,453	307,342
Reinvested	16,044	238	19,814	428
Redeemed	(36,286)	(13,286)	(119,390)	(6,570)

Change in Class R3 Shares	571,757	151,679	490,877	301,200

Class R4 (a)
Issued	531,102	1,732	1,129,340	2,365
Reinvested	2,758	32	3,107	34
Redeemed	(25,102)	—	(48,463)	—

Change in Class R4 Shares	508,758	1,764	1,083,984	2,399

Class R5
Issued	16,245,068	22,587,928	16,681,536	23,022,711
Reinvested	3,026,837	2,614,724	2,685,254	2,168,324
Redeemed	(42,917,980)	(23,529,943)	(37,470,117)	(18,123,443)

Change in Class R5 Shares	(23,646,075)	1,672,709	(18,103,327)	7,067,592

Class R6
Issued	44,171,079	16,978,137	36,596,983	11,704,389
Reinvested	1,486,893	438,074	962,150	263,624
Redeemed	(8,954,917)	(4,728,090)	(4,506,777)	(5,202,804)

Change in Class R6 Shares	36,703,055	12,688,121	33,052,356	6,765,209

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2055 Fund		JPMorgan SmartRetirement 2060 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Period Ended June 30, 2017 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$150,252,787	$137,429,106	$12,728,757	$2,112,981
Distributions reinvested	8,326,861	4,410,591	132,192	4,278
Cost of shares redeemed	(93,123,496)	(83,771,387)	(1,837,637)	(85,379)

Change in net assets resulting from Class A capital transactions	$65,456,152	$58,068,310	$11,023,312	$2,031,880

Class C
Proceeds from shares issued	$1,821,957	$1,512,735	$357,659	$29,658
Distributions reinvested	91,901	48,981	1,368	196
Cost of shares redeemed	(1,521,812)	(1,457,482)	(32,794)	—

Change in net assets resulting from Class C capital transactions	$392,046	$104,234	$326,233	$29,854

Class I
Proceeds from shares issued	$71,184,245	$68,456,123	$6,926,874	$2,790,729
Distributions reinvested	5,350,948	2,783,351	89,067	20,787
Cost of shares redeemed	(70,678,264)	(30,403,859)	(3,460,914)	(54,783)

Change in net assets resulting from Class I capital transactions	$5,856,929	$40,835,615	$3,555,027	$2,756,733

Class R2
Proceeds from shares issued	$41,555,965	$45,667,136	$2,531,404	$258,175
Distributions reinvested	2,383,433	1,312,688	14,538	393
Cost of shares redeemed	(31,830,642)	(20,219,006)	(464,203)	(10,388)

Change in net assets resulting from Class R2 capital transactions	$12,108,756	$26,760,818	$2,081,739	$248,180

Class R3 (b)
Proceeds from shares issued	$5,034,542	$1,320,177	$1,168,849	$169,890
Distributions reinvested	110,427	2,348	10,160	378
Cost of shares redeemed	(798,826)	(49,369)	(356,875)	(181)

Change in net assets resulting from Class R3 capital transactions	$4,346,143	$1,273,156	$822,134	$170,087

Class R4 (b)
Proceeds from shares issued	$4,429,626	$20,000	$330,810	$20,000
Distributions reinvested	26,000	546	3,023	289
Cost of shares redeemed	(68,559)	—	(6,600)	—

Change in net assets resulting from Class R4 capital transactions	$4,387,067	$20,546	$327,233	$20,289

Class R5
Proceeds from shares issued	$217,444,408	$208,989,276	$16,849,303	$4,401,949
Distributions reinvested	17,638,956	10,769,454	201,807	10,077
Cost of shares redeemed	(259,920,849)	(130,282,591)	(4,496,382)	(459,581)

Change in net assets resulting from Class R5 capital transactions	$(24,837,485)	$89,476,139	$12,554,728	$3,952,445

Class R6
Proceeds from shares issued	$379,453,211	$104,046,410	$37,806,981	$1,912,761
Distributions reinvested	8,472,596	1,781,860	242,709	3,539
Cost of shares redeemed	(77,089,571)	(22,689,667)	(4,688,745)	(357,380)

Change in net assets resulting from Class R6 capital transactions	$310,836,236	$83,138,603	$33,360,945	$1,558,920

Total change in net assets resulting from capital transactions	$378,545,844	$299,677,421	$64,051,351	$10,768,388

(a)	Commencement of operations was August 31, 2016.
(b)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

	JPMorgan SmartRetirement 2055 Fund		JPMorgan SmartRetirement 2060 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Period Ended June 30, 2017 (a)
SHARE TRANSACTIONS:
Class A
Issued	6,322,847	6,534,974	709,629	132,156
Reinvested	348,690	213,935	7,373	267
Redeemed	(3,916,563)	(3,956,632)	(102,126)	(5,348)

Change in Class A Shares	2,754,974	2,792,277	614,876	127,075

Class C
Issued	77,182	72,229	19,909	1,933
Reinvested	3,859	2,407	76	13
Redeemed	(64,657)	(70,577)	(1,801)	—

Change in Class C Shares	16,384	4,059	18,184	1,946

Class I
Issued	2,993,441	3,252,941	385,905	178,865
Reinvested	223,711	134,540	4,966	1,349
Redeemed	(2,987,295)	(1,440,788)	(191,980)	(3,450)

Change in Class I Shares	229,857	1,946,693	198,891	176,764

Class R2
Issued	1,759,400	2,179,299	140,821	16,056
Reinvested	99,881	64,099	810	25
Redeemed	(1,352,363)	(957,804)	(26,129)	(652)

Change in Class R2 Shares	506,918	1,285,594	115,502	15,429

Class R3 (b)
Issued	212,720	60,687	65,544	10,629
Reinvested	4,634	108	566	24
Redeemed	(33,230)	(2,231)	(19,731)	(11)

Change in Class R3 Shares	184,124	58,564	46,379	10,642

Class R4 (b)
Issued	184,350	984	18,576	1,350
Reinvested	1,093	27	169	19
Redeemed	(2,871)	—	(362)	—

Change in Class R4 Shares	182,572	1,011	18,383	1,369

Class R5
Issued	9,152,438	9,915,372	940,145	273,066
Reinvested	737,078	520,235	11,262	623
Redeemed	(10,894,518)	(6,171,870)	(250,979)	(28,103)

Change in Class R5 Shares	(1,005,002)	4,263,737	700,428	245,586

Class R6
Issued	15,913,577	4,899,231	2,102,490	118,446
Reinvested	354,426	85,582	13,549	217
Redeemed	(3,221,131)	(1,085,594)	(262,019)	(22,318)

Change in Class R6 Shares	13,046,872	3,899,219	1,854,020	96,345

(a)	Commencement of operations was August 31, 2016.
(b)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Income Fund
Class A
Year Ended June 30, 2018	$18.14	$0.38		$0.35	$0.73	$(0.41)	$(0.27)	$(0.68)
Year Ended June 30, 2017	17.30	0.39	(h)	0.83	1.22	(0.38)	—	(0.38)
Year Ended June 30, 2016	17.60	0.32		(0.19)	0.13	(0.37)	(0.06)	(0.43)
Year Ended June 30, 2015	17.72	0.32	(h)	0.00 (i)	0.32	(0.44)	—	(0.44)
Year Ended June 30, 2014	16.41	0.36		1.38	1.74	(0.43)	—	(0.43)
Class C
Year Ended June 30, 2018	18.07	0.25		0.36	0.61	(0.29)	(0.27)	(0.56)
Year Ended June 30, 2017	17.23	0.27	(h)	0.83	1.10	(0.26)	—	(0.26)
Year Ended June 30, 2016	17.53	0.21		(0.19)	0.02	(0.26)	(0.06)	(0.32)
Year Ended June 30, 2015	17.66	0.20	(h)	0.00 (i)	0.20	(0.33)	—	(0.33)
Year Ended June 30, 2014	16.36	0.26		1.36	1.62	(0.32)	—	(0.32)
Class I
Year Ended June 30, 2018	18.17	0.41		0.34	0.75	(0.43)	(0.27)	(0.70)
Year Ended June 30, 2017	17.33	0.40	(h)	0.84	1.24	(0.40)	—	(0.40)
Year Ended June 30, 2016	17.63	0.34		(0.20)	0.14	(0.38)	(0.06)	(0.44)
Year Ended June 30, 2015	17.75	0.34	(h)	0.00 (i)	0.34	(0.46)	—	(0.46)
Year Ended June 30, 2014	16.43	0.37		1.39	1.76	(0.44)	—	(0.44)
Class R2
Year Ended June 30, 2018	18.10	0.30		0.34	0.64	(0.32)	(0.27)	(0.59)
Year Ended June 30, 2017	17.26	0.34	(h)	0.83	1.17	(0.33)	—	(0.33)
Year Ended June 30, 2016	17.57	0.28		(0.20)	0.08	(0.33)	(0.06)	(0.39)
Year Ended June 30, 2015	17.69	0.28	(h)	0.00 (i)	0.28	(0.40)	—	(0.40)
Year Ended June 30, 2014	16.39	0.31		1.38	1.69	(0.39)	—	(0.39)
Class R3
Year Ended June 30, 2018	18.10	0.38		0.31	0.69	(0.39)	(0.27)	(0.66)
September 9, 2016 (j) through June 30, 2017	17.56	0.35	(h)	0.58	0.93	(0.39)	—	(0.39)
Class R4
Year Ended June 30, 2018	18.17	0.50		0.23	0.73	(0.44)	(0.27)	(0.71)
September 9, 2016 (j) through June 30, 2017	17.59	0.33	(h)	0.64	0.97	(0.39)	—	(0.39)
Class R5
Year Ended June 30, 2018	18.20	0.42		0.35	0.77	(0.45)	(0.27)	(0.72)
Year Ended June 30, 2017	17.36	0.43	(h)	0.83	1.26	(0.42)	—	(0.42)
Year Ended June 30, 2016	17.66	0.36		(0.19)	0.17	(0.41)	(0.06)	(0.47)
Year Ended June 30, 2015	17.78	0.36	(h)	0.00 (i)	0.36	(0.48)	—	(0.48)
Year Ended June 30, 2014	16.46	0.39		1.40	1.79	(0.47)	—	(0.47)
Class R6
Year Ended June 30, 2018	18.20	0.45		0.34	0.79	(0.47)	(0.27)	(0.74)
Year Ended June 30, 2017	17.36	0.47	(h)	0.80	1.27	(0.43)	—	(0.43)
Year Ended June 30, 2016	17.66	0.37		(0.19)	0.18	(0.42)	(0.06)	(0.48)
November 3, 2014 (j) through June 30, 2015	17.75	0.49	(h)	(0.18)	0.31	(0.40)	—	(0.40)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Amount rounds to less than $0.005.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers and reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$18.19	4.02%	$1,109,061,789	0.30%	2.07%		0.53%		23%
18.14	7.14	1,272,206,671	0.29	2.20	(h)	0.56		21
17.30	0.81	619,792,804	0.28	1.86		0.58		29
17.60	1.81	600,404,300	0.27	1.80	(h)	0.58		10
17.72	10.68	535,792,964	0.27	2.09		0.57		11

18.12	3.34	27,229,447	0.94	1.36		1.02		23
18.07	6.44	43,741,512	0.94	1.54	(h)	1.05		21
17.23	0.16	24,969,601	0.94	1.22		1.08		29
17.53	1.12	24,249,797	0.92	1.15	(h)	1.09		10
17.66	9.98	20,874,415	0.92	1.54		1.07		11

18.22	4.13	459,287,905	0.19	2.18		0.26		23
18.17	7.22	556,179,393	0.19	2.28	(h)	0.30		21
17.33	0.90	298,322,644	0.18	1.97		0.32		29
17.63	1.91	304,856,274	0.17	1.91	(h)	0.34		10
17.75	10.82	299,870,855	0.17	2.17		0.32		11

18.15	3.55	188,265,741	0.75	1.62		0.77		23
18.10	6.82	229,706,224	0.59	1.90	(h)	0.84		21
17.26	0.50	110,807,390	0.53	1.61		0.87		29
17.57	1.58	99,663,111	0.52	1.56	(h)	0.87		10
17.69	10.39	87,275,247	0.52	1.80		0.82		11

18.13	3.80	13,281,928	0.50	2.06		0.53		23
18.10	5.35	2,507,962	0.50	2.41	(h)	0.58		21

18.19	4.00	17,265,638	0.25	2.71		0.37		23
18.17	5.61	21,118	0.25	2.28	(h)	0.35		21

18.25	4.21	1,273,234,250	0.10	2.25		0.11		23
18.20	7.32	1,883,558,005	0.09	2.40	(h)	0.15		21
17.36	1.03	1,005,529,297	0.05	2.09		0.16		29
17.66	2.04	833,438,828	0.03	2.00	(h)	0.16		10
17.78	10.96	809,213,832	0.02	2.24		0.17		11

18.25	4.32	853,005,660	0.00	2.44		0.01		23
18.20	7.42	476,562,618	0.00	2.63	(h)	0.01		21
17.36	1.09	101,641,201	0.00	2.15		0.00	(k)	29
17.66	1.76	208,521,972	0.00	4.22	(h)	0.00	(k)	10

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2020 Fund
Class A
Year Ended June 30, 2018	$19.14	$0.39		$0.62	$1.01	$(0.42)	$(0.39)	$(0.81)
Year Ended June 30, 2017	17.95	0.38	(h)	1.31	1.69	(0.40)	(0.10)	(0.50)
Year Ended June 30, 2016	18.50	0.32		(0.30)	0.02	(0.38)	(0.19)	(0.57)
Year Ended June 30, 2015	18.62	0.34	(h)	0.25	0.59	(0.49)	(0.22)	(0.71)
Year Ended June 30, 2014	16.70	0.33		2.13	2.46	(0.47)	(0.07)	(0.54)
Class C
Year Ended June 30, 2018	19.06	0.26		0.63	0.89	(0.30)	(0.39)	(0.69)
Year Ended June 30, 2017	17.87	0.25	(h)	1.31	1.56	(0.27)	(0.10)	(0.37)
Year Ended June 30, 2016	18.42	0.21		(0.31)	(0.10)	(0.26)	(0.19)	(0.45)
Year Ended June 30, 2015	18.56	0.21	(h)	0.24	0.45	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2014	16.65	0.21		2.13	2.34	(0.36)	(0.07)	(0.43)
Class I
Year Ended June 30, 2018	19.20	0.42		0.63	1.05	(0.45)	(0.39)	(0.84)
Year Ended June 30, 2017	18.00	0.40	(h)	1.31	1.71	(0.41)	(0.10)	(0.51)
Year Ended June 30, 2016	18.55	0.34		(0.30)	0.04	(0.40)	(0.19)	(0.59)
Year Ended June 30, 2015	18.68	0.36	(h)	0.23	0.59	(0.50)	(0.22)	(0.72)
Year Ended June 30, 2014	16.75	0.35		2.14	2.49	(0.49)	(0.07)	(0.56)
Class R2
Year Ended June 30, 2018	19.09	0.31		0.62	0.93	(0.34)	(0.39)	(0.73)
Year Ended June 30, 2017	17.90	0.32	(h)	1.31	1.63	(0.34)	(0.10)	(0.44)
Year Ended June 30, 2016	18.45	0.28		(0.30)	(0.02)	(0.34)	(0.19)	(0.53)
Year Ended June 30, 2015	18.58	0.29	(h)	0.24	0.53	(0.44)	(0.22)	(0.66)
Year Ended June 30, 2014	16.67	0.29		2.12	2.41	(0.43)	(0.07)	(0.50)
Class R3
Year Ended June 30, 2018	19.10	0.37		0.61	0.98	(0.40)	(0.39)	(0.79)
September 9, 2016 (i) through June 30, 2017	18.29	0.28	(h)	1.03	1.31	(0.40)	(0.10)	(0.50)
Class R4
Year Ended June 30, 2018	19.19	0.44		0.59	1.03	(0.46)	(0.39)	(0.85)
September 9, 2016 (i) through June 30, 2017	18.35	0.35	(h)	1.00	1.35	(0.41)	(0.10)	(0.51)
Class R5
Year Ended June 30, 2018	19.22	0.43		0.64	1.07	(0.47)	(0.39)	(0.86)
Year Ended June 30, 2017	18.02	0.42	(h)	1.32	1.74	(0.44)	(0.10)	(0.54)
Year Ended June 30, 2016	18.57	0.37		(0.31)	0.06	(0.42)	(0.19)	(0.61)
Year Ended June 30, 2015	18.69	0.38	(h)	0.25	0.63	(0.53)	(0.22)	(0.75)
Year Ended June 30, 2014	16.76	0.38		2.13	2.51	(0.51)	(0.07)	(0.58)
Class R6
Year Ended June 30, 2018	19.23	0.47		0.62	1.09	(0.49)	(0.39)	(0.88)
Year Ended June 30, 2017	18.03	0.45	(h)	1.30	1.75	(0.45)	(0.10)	(0.55)
Year Ended June 30, 2016	18.58	0.40		(0.33)	0.07	(0.43)	(0.19)	(0.62)
November 3, 2014 (i) through June 30, 2015	18.75	0.27	(h)	0.23	0.50	(0.45)	(0.22)	(0.67)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$19.34	5.24%	$1,575,072,478	0.34%	1.97%		0.52%		23%
19.14	9.55	1,698,638,664	0.31	2.03	(h)	0.54		20
17.95	0.22	1,574,360,821	0.30	1.82		0.57		19
18.50	3.23	1,413,064,773	0.28	1.80	(h)	0.56		8
18.62	14.87	1,106,943,955	0.28	1.86		0.55		9

19.26	4.60	35,803,238	0.96	1.31		1.02		23
19.06	8.86	47,919,707	0.96	1.37	(h)	1.06		20
17.87	(0.43)	55,337,034	0.95	1.17		1.08		19
18.42	2.50	56,200,731	0.93	1.15	(h)	1.08		8
18.56	14.17	41,225,755	0.93	1.20		1.05		9

19.41	5.41	794,081,821	0.21	2.11		0.26		23
19.20	9.68	894,064,434	0.21	2.15	(h)	0.29		20
18.00	0.31	943,672,820	0.20	1.92		0.31		19
18.55	3.26	964,095,152	0.18	1.91	(h)	0.30		8
18.68	14.99	837,787,313	0.18	1.95		0.30		9

19.29	4.82	336,321,252	0.75	1.57		0.76		23
19.09	9.24	379,082,287	0.60	1.75	(h)	0.81		20
17.90	(0.02)	383,079,281	0.55	1.57		0.83		19
18.45	2.94	303,004,617	0.53	1.55	(h)	0.83		8
18.58	14.58	229,054,335	0.53	1.63		0.80		9

19.29	5.10	18,587,787	0.50	1.90		0.52		23
19.10	7.31	4,816,368	0.50	1.82	(h)	0.54		20

19.37	5.31	33,798,436	0.25	2.26		0.29		23
19.19	7.54	26,608	0.25	2.35	(h)	0.35		20

19.43	5.52	2,456,985,179	0.10	2.19		0.11		23
19.22	9.80	3,406,306,984	0.09	2.26	(h)	0.13		20
18.02	0.44	3,514,258,427	0.07	2.04		0.14		19
18.57	3.45	3,238,307,085	0.04	2.02	(h)	0.15		8
18.69	15.14	2,288,844,154	0.03	2.12		0.15		9

19.44	5.63	1,508,100,397	0.00	2.39		0.01		23
19.23	9.90	644,741,611	0.00	2.39	(h)	0.00	(j)	20
18.03	0.51	309,810,854	0.00	2.22		0.00	(j)	19
18.58	2.73	96,486,068	0.00	2.14	(h)	0.00	(j)	8

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2025 Fund
Class A
Year Ended June 30, 2018	$18.75	$0.35		$0.84	$1.19	$(0.38)	$(0.38)	$(0.76)
Year Ended June 30, 2017	17.31	0.34	(h)	1.60	1.94	(0.35)	(0.15)	(0.50)
Year Ended June 30, 2016	17.97	0.28		(0.40)	(0.12)	(0.35)	(0.19)	(0.54)
Year Ended June 30, 2015	18.00	0.30	(h)	0.35	0.65	(0.47)	(0.21)	(0.68)
Year Ended June 30, 2014	16.03	0.29		2.39	2.68	(0.45)	(0.26)	(0.71)

Class C
Year Ended June 30, 2018	18.69	0.22		0.84	1.06	(0.26)	(0.38)	(0.64)
Year Ended June 30, 2017	17.24	0.22	(h)	1.61	1.83	(0.23)	(0.15)	(0.38)
Year Ended June 30, 2016	17.91	0.17		(0.42)	(0.25)	(0.23)	(0.19)	(0.42)
Year Ended June 30, 2015	17.95	0.18	(h)	0.36	0.54	(0.37)	(0.21)	(0.58)
Year Ended June 30, 2014	16.00	0.18		2.37	2.55	(0.34)	(0.26)	(0.60)

Class I
Year Ended June 30, 2018	18.79	0.38		0.84	1.22	(0.41)	(0.38)	(0.79)
Year Ended June 30, 2017	17.34	0.36	(h)	1.61	1.97	(0.37)	(0.15)	(0.52)
Year Ended June 30, 2016	18.01	0.30		(0.42)	(0.12)	(0.36)	(0.19)	(0.55)
Year Ended June 30, 2015	18.04	0.32	(h)	0.35	0.67	(0.49)	(0.21)	(0.70)
Year Ended June 30, 2014	16.06	0.31		2.39	2.70	(0.46)	(0.26)	(0.72)

Class R2
Year Ended June 30, 2018	18.69	0.27		0.84	1.11	(0.31)	(0.38)	(0.69)
Year Ended June 30, 2017	17.25	0.29	(h)	1.60	1.89	(0.30)	(0.15)	(0.45)
Year Ended June 30, 2016	17.92	0.24		(0.41)	(0.17)	(0.31)	(0.19)	(0.50)
Year Ended June 30, 2015	17.95	0.25	(h)	0.36	0.61	(0.43)	(0.21)	(0.64)
Year Ended June 30, 2014	16.00	0.25		2.37	2.62	(0.41)	(0.26)	(0.67)

Class R3
Year Ended June 30, 2018	18.72	0.36		0.80	1.16	(0.38)	(0.38)	(0.76)
September 9, 2016 (i) through June 30, 2017	17.69	0.23	(h)	1.31	1.54	(0.36)	(0.15)	(0.51)

Class R4
Year Ended June 30, 2018	18.78	0.45		0.75	1.20	(0.42)	(0.38)	(0.80)
September 9, 2016 (i) through June 30, 2017	17.73	0.29	(h)	1.29	1.58	(0.38)	(0.15)	(0.53)

Class R5
Year Ended June 30, 2018	18.81	0.40		0.84	1.24	(0.43)	(0.38)	(0.81)
Year Ended June 30, 2017	17.36	0.38	(h)	1.61	1.99	(0.39)	(0.15)	(0.54)
Year Ended June 30, 2016	18.03	0.32		(0.41)	(0.09)	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2015	18.05	0.34	(h)	0.37	0.71	(0.52)	(0.21)	(0.73)
Year Ended June 30, 2014	16.07	0.34		2.39	2.73	(0.49)	(0.26)	(0.75)

Class R6
Year Ended June 30, 2018	18.82	0.43		0.82	1.25	(0.45)	(0.38)	(0.83)
Year Ended June 30, 2017	17.36	0.41	(h)	1.61	2.02	(0.41)	(0.15)	(0.56)
Year Ended June 30, 2016	18.03	0.35		(0.43)	(0.08)	(0.40)	(0.19)	(0.59)
November 3, 2014 (i) through June 30, 2015	18.13	0.24	(h)	0.32	0.56	(0.45)	(0.21)	(0.66)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of offering of class of share.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$19.18	6.33%	$1,802,572,445	0.36%	1.78%		0.52%		26%
18.75	11.42	1,839,098,058	0.32	1.88	(h)	0.54		16
17.31	(0.59)	1,581,781,922	0.31	1.65		0.56		17
17.97	3.74	1,322,590,934	0.29	1.66	(h)	0.56		8
18.00	16.96	949,827,525	0.29	1.69		0.56		7

19.11	5.65	39,725,390	0.97	1.13		1.03		26
18.69	10.79	50,947,959	0.97	1.22	(h)	1.05		16
17.24	(1.30)	53,254,672	0.96	0.99		1.09		17
17.91	3.07	53,305,463	0.94	1.01	(h)	1.08		8
17.95	16.18	36,336,181	0.94	1.05		1.06		7

19.22	6.47	870,553,845	0.22	1.93		0.26		26
18.79	11.56	928,710,192	0.22	1.97	(h)	0.29		16
17.34	(0.55)	855,591,284	0.21	1.75		0.31		17
18.01	3.82	762,445,476	0.19	1.77	(h)	0.31		8
18.04	17.10	592,406,545	0.19	1.78		0.31		7

19.11	5.89	360,269,761	0.75	1.39		0.76		26
18.69	11.13	384,485,846	0.61	1.60	(h)	0.81		16
17.25	(0.88)	345,519,188	0.56	1.41		0.84		17
17.92	3.50	265,307,239	0.54	1.39	(h)	0.83		8
17.95	16.61	194,791,393	0.54	1.45		0.81		7

19.12	6.15	26,624,257	0.50	1.83		0.52		26
18.72	8.92	3,644,789	0.50	1.56	(h)	0.56		16

19.18	6.39	23,227,536	0.25	2.33		0.27		26
18.78	9.09	185,054	0.25	1.95	(h)	0.34		16

19.24	6.59	2,693,856,623	0.10	2.02		0.11		26
18.81	11.69	3,347,238,800	0.09	2.12	(h)	0.13		16
17.36	(0.41)	3,245,942,674	0.07	1.88		0.15		17
18.03	4.02	2,752,521,619	0.05	1.89	(h)	0.15		8
18.05	17.25	1,768,679,204	0.04	1.97		0.16		7

19.24	6.64	1,875,059,586	0.00	2.20		0.01		26
18.82	11.85	796,239,508	0.00	2.26	(h)	0.00	(j)	16
17.36	(0.34)	292,823,052	0.00	2.05		0.00	(j)	17
18.03	3.16	82,127,377	0.00	1.97	(h)	0.00	(j)	8

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2030 Fund
Class A
Year Ended June 30, 2018	$20.33	$0.34		$1.24	$1.58	$(0.40)	$(0.48)	$(0.88)
Year Ended June 30, 2017	18.45	0.34	(h)	2.06	2.40	(0.37)	(0.15)	(0.52)
Year Ended June 30, 2016	19.37	0.28		(0.63)	(0.35)	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2015	19.38	0.30	(h)	0.46	0.76	(0.50)	(0.27)	(0.77)
Year Ended June 30, 2014	16.94	0.28		2.86	3.14	(0.48)	(0.22)	(0.70)

Class C
Year Ended June 30, 2018	20.15	0.20		1.24	1.44	(0.27)	(0.48)	(0.75)
Year Ended June 30, 2017	18.29	0.22	(h)	2.03	2.25	(0.24)	(0.15)	(0.39)
Year Ended June 30, 2016	19.22	0.16		(0.62)	(0.46)	(0.25)	(0.22)	(0.47)
Year Ended June 30, 2015	19.25	0.17	(h)	0.46	0.63	(0.39)	(0.27)	(0.66)
Year Ended June 30, 2014	16.84	0.16		2.84	3.00	(0.37)	(0.22)	(0.59)

Class I
Year Ended June 30, 2018	20.38	0.37		1.24	1.61	(0.43)	(0.48)	(0.91)
Year Ended June 30, 2017	18.49	0.36	(h)	2.07	2.43	(0.39)	(0.15)	(0.54)
Year Ended June 30, 2016	19.41	0.30		(0.63)	(0.33)	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2015	19.42	0.32	(h)	0.46	0.78	(0.52)	(0.27)	(0.79)
Year Ended June 30, 2014	16.98	0.30		2.85	3.15	(0.49)	(0.22)	(0.71)

Class R2
Year Ended June 30, 2018	20.26	0.26		1.23	1.49	(0.31)	(0.48)	(0.79)
Year Ended June 30, 2017	18.39	0.29	(h)	2.04	2.33	(0.31)	(0.15)	(0.46)
Year Ended June 30, 2016	19.31	0.23		(0.62)	(0.39)	(0.31)	(0.22)	(0.53)
Year Ended June 30, 2015	19.33	0.25	(h)	0.45	0.70	(0.45)	(0.27)	(0.72)
Year Ended June 30, 2014	16.90	0.24		2.85	3.09	(0.44)	(0.22)	(0.66)

Class R3
Year Ended June 30, 2018	20.30	0.33		1.21	1.54	(0.38)	(0.48)	(0.86)
September 9, 2016 (i) through June 30, 2017	18.89	0.21	(h)	1.72	1.93	(0.37)	(0.15)	(0.52)

Class R4
Year Ended June 30, 2018	20.36	0.39		1.22	1.61	(0.44)	(0.48)	(0.92)
September 9, 2016 (i) through June 30, 2017	18.93	0.33	(h)	1.64	1.97	(0.39)	(0.15)	(0.54)

Class R5
Year Ended June 30, 2018	20.43	0.40		1.24	1.64	(0.45)	(0.48)	(0.93)
Year Ended June 30, 2017	18.53	0.39	(h)	2.07	2.46	(0.41)	(0.15)	(0.56)
Year Ended June 30, 2016	19.45	0.33		(0.63)	(0.30)	(0.40)	(0.22)	(0.62)
Year Ended June 30, 2015	19.46	0.35	(h)	0.46	0.81	(0.55)	(0.27)	(0.82)
Year Ended June 30, 2014	17.01	0.33		2.86	3.19	(0.52)	(0.22)	(0.74)

Class R6
Year Ended June 30, 2018	20.42	0.43		1.23	1.66	(0.47)	(0.48)	(0.95)
Year Ended June 30, 2017	18.53	0.41	(h)	2.06	2.47	(0.43)	(0.15)	(0.58)
Year Ended June 30, 2016	19.45	0.35		(0.64)	(0.29)	(0.41)	(0.22)	(0.63)
November 3, 2014 (i) through June 30, 2015	19.55	0.24	(h)	0.41	0.65	(0.48)	(0.27)	(0.75)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$21.03	7.74%	$1,996,352,162	0.36%	1.61%		0.52%		30%
20.33	13.21	1,989,716,070	0.32	1.77	(h)	0.55		26
18.45	(1.71)	1,719,385,697	0.31	1.53		0.58		22
19.37	4.05	1,479,265,341	0.29	1.54	(h)	0.57		10
19.38	18.75	1,111,610,185	0.29	1.54		0.56		10

20.84	7.10	37,658,447	0.97	0.95		1.03		30
20.15	12.48	46,297,575	0.97	1.12	(h)	1.07		26
18.29	(2.36)	47,960,623	0.96	0.87		1.11		22
19.22	3.39	53,202,326	0.94	0.88	(h)	1.10		10
19.25	17.96	39,005,729	0.94	0.87		1.06		10

21.08	7.87	941,297,953	0.22	1.76		0.26		30
20.38	13.34	999,965,327	0.22	1.88	(h)	0.30		26
18.49	(1.62)	997,683,619	0.21	1.63		0.32		22
19.41	4.14	950,009,815	0.19	1.66	(h)	0.32		10
19.42	18.81	781,446,585	0.19	1.64		0.31		10

20.96	7.35	481,235,818	0.75	1.22		0.76		30
20.26	12.87	492,665,627	0.61	1.48	(h)	0.82		26
18.39	(1.95)	444,975,463	0.56	1.28		0.84		22
19.31	3.77	351,034,923	0.54	1.29	(h)	0.84		10
19.33	18.48	259,005,839	0.54	1.32		0.81		10

20.98	7.57	26,713,668	0.50	1.54		0.52		30
20.30	10.44	5,048,280	0.50	1.28	(h)	0.53		26

21.05	7.90	41,512,978	0.25	1.81		0.29		30
20.36	10.62	34,690	0.25	2.13	(h)	0.35		26

21.14	8.03	2,869,582,896	0.10	1.86		0.11		30
20.43	13.51	3,803,505,336	0.09	2.01	(h)	0.14		26
18.53	(1.48)	3,512,043,299	0.07	1.77		0.15		22
19.45	4.28	3,091,391,989	0.05	1.77	(h)	0.16		10
19.46	19.00	2,102,751,164	0.04	1.80		0.16		10

21.13	8.14	1,970,018,168	0.00	2.02		0.01		30
20.42	13.56	706,064,859	0.00	2.12	(h)	0.00	(j)	26
18.53	(1.41)	304,091,927	0.00	1.93		0.00	(j)	22
19.45	3.42	96,079,609	0.00	1.84	(h)	0.00	(j)	10

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2035 Fund
Class A
Year Ended June 30, 2018	$19.62	$0.30		$1.31	$1.61	$(0.36)	$(0.44)	$(0.80)
Year Ended June 30, 2017	17.59	0.31	(h)	2.21	2.52	(0.33)	(0.16)	(0.49)
Year Ended June 30, 2016	18.59	0.25		(0.70)	(0.45)	(0.33)	(0.22)	(0.55)
Year Ended June 30, 2015	18.56	0.27	(h)	0.50	0.77	(0.48)	(0.26)	(0.74)
Year Ended June 30, 2014	16.15	0.25		2.95	3.20	(0.45)	(0.34)	(0.79)

Class C
Year Ended June 30, 2018	19.47	0.17		1.29	1.46	(0.23)	(0.44)	(0.67)
Year Ended June 30, 2017	17.45	0.19	(h)	2.20	2.39	(0.21)	(0.16)	(0.37)
Year Ended June 30, 2016	18.47	0.13		(0.70)	(0.57)	(0.23)	(0.22)	(0.45)
Year Ended June 30, 2015	18.46	0.15	(h)	0.50	0.65	(0.38)	(0.26)	(0.64)
Year Ended June 30, 2014	16.08	0.13		2.93	3.06	(0.34)	(0.34)	(0.68)

Class I
Year Ended June 30, 2018	19.71	0.34		1.31	1.65	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2017	17.67	0.33	(h)	2.22	2.55	(0.35)	(0.16)	(0.51)
Year Ended June 30, 2016	18.67	0.27		(0.71)	(0.44)	(0.34)	(0.22)	(0.56)
Year Ended June 30, 2015	18.63	0.30	(h)	0.49	0.79	(0.49)	(0.26)	(0.75)
Year Ended June 30, 2014	16.21	0.26		2.96	3.22	(0.46)	(0.34)	(0.80)

Class R2
Year Ended June 30, 2018	19.57	0.22		1.30	1.52	(0.28)	(0.44)	(0.72)
Year Ended June 30, 2017	17.54	0.26	(h)	2.21	2.47	(0.28)	(0.16)	(0.44)
Year Ended June 30, 2016	18.54	0.21		(0.71)	(0.50)	(0.28)	(0.22)	(0.50)
Year Ended June 30, 2015	18.52	0.22	(h)	0.49	0.71	(0.43)	(0.26)	(0.69)
Year Ended June 30, 2014	16.12	0.21		2.94	3.15	(0.41)	(0.34)	(0.75)

Class R3
Year Ended June 30, 2018	19.57	0.32		1.26	1.58	(0.35)	(0.44)	(0.79)
September 9, 2016 (i) through June 30, 2017	18.04	0.18	(h)	1.85	2.03	(0.34)	(0.16)	(0.50)

Class R4
Year Ended June 30, 2018	19.70	0.37		1.28	1.65	(0.41)	(0.44)	(0.85)
September 9, 2016 (i) through June 30, 2017	18.13	0.31	(h)	1.78	2.09	(0.36)	(0.16)	(0.52)

Class R5
Year Ended June 30, 2018	19.73	0.36		1.30	1.66	(0.41)	(0.44)	(0.85)
Year Ended June 30, 2017	17.68	0.35	(h)	2.24	2.59	(0.38)	(0.16)	(0.54)
Year Ended June 30, 2016	18.68	0.29		(0.70)	(0.41)	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2015	18.64	0.32	(h)	0.50	0.82	(0.52)	(0.26)	(0.78)
Year Ended June 30, 2014	16.21	0.30		2.96	3.26	(0.49)	(0.34)	(0.83)

Class R6
Year Ended June 30, 2018	19.73	0.39		1.31	1.70	(0.44)	(0.44)	(0.88)
Year Ended June 30, 2017	17.68	0.38	(h)	2.22	2.60	(0.39)	(0.16)	(0.55)
Year Ended June 30, 2016	18.68	0.32		(0.72)	(0.40)	(0.38)	(0.22)	(0.60)
November 3, 2014 (i) through June 30, 2015	18.74	0.20	(h)	0.46	0.66	(0.46)	(0.26)	(0.72)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers and reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$20.43	8.18%	$1,477,096,112	0.37%	1.46%		0.52%		28%
19.62	14.58	1,438,787,340	0.32	1.67	(h)	0.56		22
17.59	(2.40)	1,219,559,258	0.31	1.42		0.59		17
18.59	4.22	1,011,295,528	0.29	1.45	(h)	0.58		10
18.56	20.12	725,647,849	0.29	1.39		0.57		8

20.26	7.48	23,602,339	0.97	0.82		1.04		28
19.47	13.89	29,550,511	0.97	1.02	(h)	1.08		22
17.45	(3.08)	30,327,423	0.96	0.73		1.08		17
18.47	3.59	35,271,638	0.94	0.80	(h)	1.07		10
18.46	19.30	22,282,103	0.94	0.74		1.07		8

20.53	8.35	679,085,746	0.22	1.63		0.26		28
19.71	14.68	743,740,243	0.22	1.75	(h)	0.30		22
17.67	(2.30)	655,304,993	0.21	1.52		0.33		17
18.67	4.36	580,866,905	0.19	1.57	(h)	0.33		10
18.63	20.21	436,679,753	0.19	1.50		0.32		8

20.37	7.74	351,337,033	0.75	1.08		0.76		28
19.57	14.29	350,592,518	0.62	1.38	(h)	0.83		22
17.54	(2.64)	292,087,846	0.56	1.18		0.86		17
18.54	3.93	225,354,729	0.54	1.19	(h)	0.85		10
18.52	19.84	159,581,426	0.54	1.17		0.82		8

20.36	8.05	25,728,124	0.50	1.54		0.52		28
19.57	11.49	5,007,361	0.50	1.16	(h)	0.54		22

20.50	8.33	26,844,718	0.25	1.79		0.29		28
19.70	11.74	43,037	0.25	2.03	(h)	0.35		22

20.54	8.41	2,137,154,842	0.10	1.72		0.11		28
19.73	14.87	2,727,056,929	0.09	1.90	(h)	0.14		22
17.68	(2.17)	2,488,223,763	0.07	1.65		0.16		17
18.68	4.50	2,103,140,075	0.05	1.68	(h)	0.17		10
18.64	20.43	1,342,987,195	0.04	1.69		0.17		8

20.55	8.58	1,721,935,773	0.00	1.86		0.01		28
19.73	14.97	638,799,389	0.00	2.02	(h)	0.00	(j)	22
17.68	(2.10)	235,741,825	0.00	1.83		0.00	(j)	17
18.68	3.60	77,861,701	0.00	1.63	(h)	0.00	(j)	10

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2040 Fund
Class A
Year Ended June 30, 2018	$21.18	$0.30		$1.60	$1.90	$(0.37)	$(0.54)	$(0.91)
Year Ended June 30, 2017	18.77	0.31	(h)	2.63	2.94	(0.34)	(0.19)	(0.53)
Year Ended June 30, 2016	19.96	0.25		(0.86)	(0.61)	(0.33)	(0.25)	(0.58)
Year Ended June 30, 2015	19.93	0.27	(h)	0.57	0.84	(0.50)	(0.31)	(0.81)
Year Ended June 30, 2014	17.14	0.25		3.26	3.51	(0.49)	(0.23)	(0.72)

Class C
Year Ended June 30, 2018	20.91	0.15		1.59	1.74	(0.24)	(0.54)	(0.78)
Year Ended June 30, 2017	18.54	0.18	(h)	2.59	2.77	(0.21)	(0.19)	(0.40)
Year Ended June 30, 2016	19.76	0.12		(0.85)	(0.73)	(0.24)	(0.25)	(0.49)
Year Ended June 30, 2015	19.76	0.14	(h)	0.57	0.71	(0.40)	(0.31)	(0.71)
Year Ended June 30, 2014	17.00	0.13		3.23	3.36	(0.37)	(0.23)	(0.60)

Class I
Year Ended June 30, 2018	21.24	0.34		1.59	1.93	(0.40)	(0.54)	(0.94)
Year Ended June 30, 2017	18.82	0.33	(h)	2.64	2.97	(0.36)	(0.19)	(0.55)
Year Ended June 30, 2016	20.01	0.26		(0.85)	(0.59)	(0.35)	(0.25)	(0.60)
Year Ended June 30, 2015	19.98	0.30	(h)	0.56	0.86	(0.52)	(0.31)	(0.83)
Year Ended June 30, 2014	17.18	0.27		3.26	3.53	(0.50)	(0.23)	(0.73)

Class R2
Year Ended June 30, 2018	21.08	0.22		1.58	1.80	(0.28)	(0.54)	(0.82)
Year Ended June 30, 2017	18.68	0.25	(h)	2.62	2.87	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2016	19.88	0.20		(0.85)	(0.65)	(0.30)	(0.25)	(0.55)
Year Ended June 30, 2015	19.86	0.22	(h)	0.57	0.79	(0.46)	(0.31)	(0.77)
Year Ended June 30, 2014	17.09	0.21		3.23	3.44	(0.44)	(0.23)	(0.67)

Class R3
Year Ended June 30, 2018	21.14	0.28		1.58	1.86	(0.34)	(0.54)	(0.88)
September 9, 2016 (i) through June 30, 2017	19.30	0.13	(h)	2.25	2.38	(0.35)	(0.19)	(0.54)

Class R4
Year Ended June 30, 2018	21.22	0.30		1.63	1.93	(0.42)	(0.54)	(0.96)
September 9, 2016 (i) through June 30, 2017	19.35	0.31	(h)	2.12	2.43	(0.37)	(0.19)	(0.56)

Class R5
Year Ended June 30, 2018	21.29	0.36		1.61	1.97	(0.43)	(0.54)	(0.97)
Year Ended June 30, 2017	18.86	0.36	(h)	2.65	3.01	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2016	20.06	0.29		(0.86)	(0.57)	(0.38)	(0.25)	(0.63)
Year Ended June 30, 2015	20.02	0.32	(h)	0.58	0.90	(0.55)	(0.31)	(0.86)
Year Ended June 30, 2014	17.21	0.30		3.27	3.57	(0.53)	(0.23)	(0.76)

Class R6
Year Ended June 30, 2018	21.29	0.39		1.60	1.99	(0.45)	(0.54)	(0.99)
Year Ended June 30, 2017	18.86	0.38	(h)	2.64	3.02	(0.40)	(0.19)	(0.59)
Year Ended June 30, 2016	20.06	0.32		(0.88)	(0.56)	(0.39)	(0.25)	(0.64)
November 3, 2014 (i) through June 30, 2015	20.11	0.21	(h)	0.54	0.75	(0.49)	(0.31)	(0.80)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers and reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$22.17	8.91%	$1,431,800,489	0.37%	1.35%		0.52%		29%
21.18	15.94	1,405,514,153	0.32	1.56	(h)	0.58		24
18.77	(2.97)	1,218,455,476	0.31	1.32		0.62		16
19.96	4.36	1,032,320,891	0.29	1.36	(h)	0.61		10
19.93	20.71	793,106,767	0.29	1.34		0.59		9

21.87	8.25	23,744,477	0.97	0.69		1.04		29
20.91	15.18	28,920,492	0.97	0.94	(h)	1.11		24
18.54	(3.64)	29,275,269	0.96	0.65		1.16		16
19.76	3.71	34,874,908	0.94	0.71	(h)	1.15		10
19.76	19.97	27,191,674	0.94	0.67		1.09		9

22.23	9.05	701,619,190	0.22	1.51		0.26		29
21.24	16.05	738,939,812	0.22	1.67	(h)	0.32		24
18.82	(2.87)	698,514,780	0.21	1.41		0.36		16
20.01	4.44	685,404,675	0.19	1.49	(h)	0.35		10
19.98	20.83	552,836,747	0.19	1.45		0.34		9

22.06	8.50	352,347,719	0.75	0.97		0.77		29
21.08	15.62	358,746,400	0.62	1.28	(h)	0.85		24
18.68	(3.22)	303,226,134	0.56	1.05		0.90		16
19.88	4.09	233,012,841	0.54	1.11	(h)	0.88		10
19.86	20.40	172,440,254	0.54	1.12		0.84		9

22.12	8.77	20,649,630	0.50	1.26		0.52		29
21.14	12.58	9,292,450	0.50	0.79	(h)	0.54		24

22.19	9.04	32,537,841	0.25	1.34		0.28		29
21.22	12.80	44,844	0.25	1.93	(h)	0.35		24

22.29	9.20	2,173,497,464	0.10	1.62		0.11		29
21.29	16.22	2,933,132,572	0.09	1.80	(h)	0.15		24
18.86	(2.78)	2,573,248,522	0.07	1.56		0.17		16
20.06	4.63	2,268,744,460	0.05	1.59	(h)	0.18		10
20.02	21.02	1,514,714,606	0.04	1.61		0.19		9

22.29	9.31	1,639,250,100	0.00	1.71		0.01		29
21.29	16.33	549,100,749	0.00	1.87	(h)	0.00	(j)	24
18.86	(2.71)	233,180,959	0.00	1.73		0.00	(j)	16
20.06	3.85	74,475,091	0.00	1.54	(h)	0.00	(j)	10

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2045 Fund
Class A
Year Ended June 30, 2018	$20.08	$0.28		$1.54	$1.82	$(0.34)	$(0.47)	$(0.81)
Year Ended June 30, 2017	17.78	0.29	(h)	2.52	2.81	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2016	18.90	0.23		(0.80)	(0.57)	(0.32)	(0.23)	(0.55)
Year Ended June 30, 2015	18.83	0.26	(h)	0.54	0.80	(0.47)	(0.26)	(0.73)
Year Ended June 30, 2014	16.29	0.24		3.07	3.31	(0.45)	(0.32)	(0.77)

Class C
Year Ended June 30, 2018	19.93	0.14		1.54	1.68	(0.22)	(0.47)	(0.69)
Year Ended June 30, 2017	17.66	0.17	(h)	2.49	2.66	(0.20)	(0.19)	(0.39)
Year Ended June 30, 2016	18.80	0.12		(0.80)	(0.68)	(0.23)	(0.23)	(0.46)
Year Ended June 30, 2015	18.76	0.13	(h)	0.55	0.68	(0.38)	(0.26)	(0.64)
Year Ended June 30, 2014	16.24	0.12		3.07	3.19	(0.35)	(0.32)	(0.67)

Class I
Year Ended June 30, 2018	20.15	0.31		1.55	1.86	(0.37)	(0.47)	(0.84)
Year Ended June 30, 2017	17.84	0.31	(h)	2.53	2.84	(0.34)	(0.19)	(0.53)
Year Ended June 30, 2016	18.96	0.25		(0.81)	(0.56)	(0.33)	(0.23)	(0.56)
Year Ended June 30, 2015	18.89	0.29	(h)	0.53	0.82	(0.49)	(0.26)	(0.75)
Year Ended June 30, 2014	16.34	0.26		3.08	3.34	(0.47)	(0.32)	(0.79)

Class R2
Year Ended June 30, 2018	20.01	0.20		1.54	1.74	(0.26)	(0.47)	(0.73)
Year Ended June 30, 2017	17.72	0.24	(h)	2.50	2.74	(0.26)	(0.19)	(0.45)
Year Ended June 30, 2016	18.85	0.19		(0.81)	(0.62)	(0.28)	(0.23)	(0.51)
Year Ended June 30, 2015	18.79	0.21	(h)	0.54	0.75	(0.43)	(0.26)	(0.69)
Year Ended June 30, 2014	16.26	0.20		3.07	3.27	(0.42)	(0.32)	(0.74)

Class R3
Year Ended June 30, 2018	20.04	0.28		1.51	1.79	(0.33)	(0.47)	(0.80)
September 9, 2016 (i) through June 30, 2017	18.28	0.13	(h)	2.14	2.27	(0.32)	(0.19)	(0.51)

Class R4
Year Ended June 30, 2018	20.13	0.34		1.52	1.86	(0.39)	(0.47)	(0.86)
September 9, 2016 (i) through June 30, 2017	18.34	0.29	(h)	2.03	2.32	(0.34)	(0.19)	(0.53)

Class R5
Year Ended June 30, 2018	20.17	0.34		1.55	1.89	(0.40)	(0.47)	(0.87)
Year Ended June 30, 2017	17.85	0.34	(h)	2.53	2.87	(0.36)	(0.19)	(0.55)
Year Ended June 30, 2016	18.97	0.28		(0.81)	(0.53)	(0.36)	(0.23)	(0.59)
Year Ended June 30, 2015	18.90	0.30	(h)	0.55	0.85	(0.52)	(0.26)	(0.78)
Year Ended June 30, 2014	16.34	0.30		3.08	3.38	(0.50)	(0.32)	(0.82)

Class R6
Year Ended June 30, 2018	20.16	0.35		1.56	1.91	(0.42)	(0.47)	(0.89)
Year Ended June 30, 2017	17.85	0.36	(h)	2.52	2.88	(0.38)	(0.19)	(0.57)
Year Ended June 30, 2016	18.97	0.30		(0.82)	(0.52)	(0.37)	(0.23)	(0.60)
November 3, 2014 (i) through June 30, 2015	18.99	0.19	(h)	0.51	0.70	(0.46)	(0.26)	(0.72)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$21.09	9.03%	$947,727,109	0.37%	1.29%		0.53%		26%
20.08	16.06	886,620,562	0.32	1.55	(h)	0.60		20
17.78	(2.99)	727,577,511	0.31	1.32		0.66		13
18.90	4.40	566,570,260	0.29	1.38	(h)	0.64		9
18.83	20.68	393,004,238	0.29	1.34		0.62		8

20.92	8.38	14,190,431	0.97	0.65		1.06		26
19.93	15.27	17,074,697	0.97	0.90	(h)	1.12		20
17.66	(3.60)	17,320,818	0.96	0.66		1.21		13
18.80	3.71	18,384,099	0.94	0.69	(h)	1.18		9
18.76	19.91	12,377,129	0.94	0.70		1.12		8

21.17	9.20	460,023,964	0.22	1.47		0.27		26
20.15	16.17	497,880,998	0.22	1.62	(h)	0.34		20
17.84	(2.89)	408,473,526	0.21	1.40		0.39		13
18.96	4.48	336,202,683	0.19	1.51	(h)	0.40		9
18.89	20.79	233,540,430	0.19	1.45		0.37		8

21.02	8.65	232,507,653	0.75	0.92		0.77		26
20.01	15.73	234,513,086	0.62	1.26	(h)	0.88		20
17.72	(3.25)	182,691,218	0.56	1.06		0.94		13
18.85	4.12	135,857,065	0.54	1.11	(h)	0.93		9
18.79	20.41	93,369,236	0.54	1.12		0.87		8

21.03	8.90	15,214,881	0.50	1.30		0.53		26
20.04	12.70	3,039,878	0.50	0.84	(h)	0.53		20

21.13	9.20	10,785,466	0.25	1.56		0.30		26
20.13	12.92	35,508	0.25	1.91	(h)	0.35		20

21.19	9.32	1,418,443,837	0.10	1.58		0.11		26
20.17	16.36	1,826,905,349	0.09	1.78	(h)	0.16		20
17.85	(2.76)	1,587,368,215	0.07	1.56		0.19		13
18.97	4.62	1,273,012,966	0.05	1.60	(h)	0.20		9
18.90	21.02	800,474,522	0.04	1.64		0.22		8

21.18	9.44	1,238,000,014	0.00	1.65		0.02		26
20.16	16.41	438,343,379	0.00	1.89	(h)	0.00	(j)	20
17.85	(2.69)	161,559,310	0.00	1.71		0.01		13
18.97	3.82	60,229,727	0.00	1.48	(h)	0.01		9

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2050 Fund
Class A
Year Ended June 30, 2018	$20.04	$0.28		$1.54	$1.82	$(0.34)	$(0.46)	$(0.80)
Year Ended June 30, 2017	17.76	0.29	(h)	2.51	2.80	(0.32)	(0.20)	(0.52)
Year Ended June 30, 2016	18.86	0.23		(0.79)	(0.56)	(0.32)	(0.22)	(0.54)
Year Ended June 30, 2015	18.79	0.26	(h)	0.54	0.80	(0.47)	(0.26)	(0.73)
Year Ended June 30, 2014	16.28	0.24		3.08	3.32	(0.46)	(0.35)	(0.81)

Class C
Year Ended June 30, 2018	19.87	0.14		1.54	1.68	(0.22)	(0.46)	(0.68)
Year Ended June 30, 2017	17.62	0.17	(h)	2.48	2.65	(0.20)	(0.20)	(0.40)
Year Ended June 30, 2016	18.74	0.12		(0.79)	(0.67)	(0.23)	(0.22)	(0.45)
Year Ended June 30, 2015	18.70	0.13	(h)	0.54	0.67	(0.37)	(0.26)	(0.63)
Year Ended June 30, 2014	16.22	0.12		3.06	3.18	(0.35)	(0.35)	(0.70)

Class I
Year Ended June 30, 2018	20.10	0.32		1.55	1.87	(0.37)	(0.46)	(0.83)
Year Ended June 30, 2017	17.82	0.32	(h)	2.50	2.82	(0.34)	(0.20)	(0.54)
Year Ended June 30, 2016	18.92	0.25		(0.79)	(0.54)	(0.34)	(0.22)	(0.56)
Year Ended June 30, 2015	18.85	0.28	(h)	0.53	0.81	(0.48)	(0.26)	(0.74)
Year Ended June 30, 2014	16.33	0.26		3.08	3.34	(0.47)	(0.35)	(0.82)

Class R2
Year Ended June 30, 2018	19.96	0.19		1.55	1.74	(0.26)	(0.46)	(0.72)
Year Ended June 30, 2017	17.70	0.24	(h)	2.48	2.72	(0.26)	(0.20)	(0.46)
Year Ended June 30, 2016	18.81	0.19		(0.80)	(0.61)	(0.28)	(0.22)	(0.50)
Year Ended June 30, 2015	18.74	0.21	(h)	0.54	0.75	(0.42)	(0.26)	(0.68)
Year Ended June 30, 2014	16.25	0.20		3.06	3.26	(0.42)	(0.35)	(0.77)

Class R3
Year Ended June 30, 2018	19.99	0.26		1.53	1.79	(0.32)	(0.46)	(0.78)
September 9, 2016 (i) through June 30, 2017	18.26	0.11	(h)	2.14	2.25	(0.32)	(0.20)	(0.52)

Class R4
Year Ended June 30, 2018	20.10	0.24		1.61	1.85	(0.38)	(0.46)	(0.84)
September 9, 2016 (i) through June 30, 2017	18.33	0.29	(h)	2.02	2.31	(0.34)	(0.20)	(0.54)

Class R5
Year Ended June 30, 2018	20.13	0.34		1.55	1.89	(0.39)	(0.46)	(0.85)
Year Ended June 30, 2017	17.85	0.34	(h)	2.50	2.84	(0.36)	(0.20)	(0.56)
Year Ended June 30, 2016	18.95	0.28		(0.80)	(0.52)	(0.36)	(0.22)	(0.58)
Year Ended June 30, 2015	18.87	0.30	(h)	0.55	0.85	(0.51)	(0.26)	(0.77)
Year Ended June 30, 2014	16.34	0.29		3.09	3.38	(0.50)	(0.35)	(0.85)

Class R6
Year Ended June 30, 2018	20.14	0.34		1.58	1.92	(0.42)	(0.46)	(0.88)
Year Ended June 30, 2017	17.85	0.35	(h)	2.52	2.87	(0.38)	(0.20)	(0.58)
Year Ended June 30, 2016	18.95	0.30		(0.81)	(0.51)	(0.37)	(0.22)	(0.59)
November 3, 2014 (i) through June 30, 2015	18.96	0.19	(h)	0.52	0.71	(0.46)	(0.26)	(0.72)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$21.06	9.04%	$795,190,985	0.37%	1.30%		0.53%	25%
20.04	16.01	721,383,503	0.32	1.55	(h)	0.66	20
17.76	(2.94)	580,688,735	0.31	1.32		0.73	16
18.86	4.37	443,861,392	0.29	1.36	(h)	0.72	9
18.79	20.67	308,249,235	0.29	1.36		0.66	8

20.87	8.41	14,611,958	0.97	0.68		1.07	25
19.87	15.23	16,781,638	0.97	0.90	(h)	1.16	20
17.62	(3.56)	15,792,238	0.96	0.65		1.28	16
18.74	3.69	17,461,976	0.94	0.70	(h)	1.25	9
18.70	19.85	12,185,639	0.94	0.70		1.15	8

21.14	9.27	439,080,148	0.22	1.48		0.27	25
20.10	16.06	437,689,624	0.22	1.67	(h)	0.41	20
17.82	(2.84)	385,203,213	0.21	1.42		0.46	16
18.92	4.46	321,794,530	0.19	1.49	(h)	0.47	9
18.85	20.78	234,064,007	0.19	1.44		0.41	8

20.98	8.66	211,291,468	0.75	0.92		0.77	25
19.96	15.62	204,683,819	0.62	1.26	(h)	0.93	20
17.70	(3.20)	152,861,551	0.56	1.07		1.01	16
18.81	4.15	114,171,223	0.54	1.10	(h)	1.02	9
18.74	20.33	77,289,835	0.54	1.12		0.91	8

21.00	8.91	16,637,159	0.50	1.21		0.52	25
19.99	12.59	6,021,491	0.50	0.72	(h)	0.58	20

21.11	9.19	22,929,527	0.25	1.14		0.28	25
20.10	12.86	48,213	0.25	1.90	(h)	0.35	20

21.17	9.39	1,270,105,387	0.10	1.61		0.12	25
20.13	16.18	1,572,471,338	0.09	1.78	(h)	0.18	20
17.85	(2.70)	1,267,607,026	0.07	1.58		0.21	16
18.95	4.65	935,076,677	0.05	1.59	(h)	0.23	9
18.87	20.99	563,630,591	0.04	1.62		0.26	8

21.18	9.49	993,416,263	0.00	1.60		0.02	25
20.14	16.34	279,121,538	0.00	1.84	(h)	0.01	20
17.85	(2.64)	126,617,731	0.00	1.72		0.01	16
18.95	3.85	49,112,773	0.00	1.47	(h)	0.01	9

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2055 Fund
Class A
Year Ended June 30, 2018	$22.30	$0.31		$1.71	$2.02	$(0.38)	$(0.42)	$(0.80)
Year Ended June 30, 2017	19.73	0.32	(h)	2.78	3.10	(0.35)	(0.18)	(0.53)
Year Ended June 30, 2016	20.85	0.26		(0.86)	(0.60)	(0.36)	(0.16)	(0.52)
Year Ended June 30, 2015	20.61	0.28	(h)	0.59	0.87	(0.47)	(0.16)	(0.63)
Year Ended June 30, 2014	17.48	0.25		3.39	3.64	(0.50)	(0.01)	(0.51)

Class C
Year Ended June 30, 2018	22.20	0.17		1.70	1.87	(0.25)	(0.42)	(0.67)
Year Ended June 30, 2017	19.65	0.19	(h)	2.75	2.94	(0.21)	(0.18)	(0.39)
Year Ended June 30, 2016	20.79	0.13		(0.86)	(0.73)	(0.25)	(0.16)	(0.41)
Year Ended June 30, 2015	20.59	0.14	(h)	0.59	0.73	(0.37)	(0.16)	(0.53)
Year Ended June 30, 2014	17.48	0.12		3.40	3.52	(0.40)	(0.01)	(0.41)

Class I
Year Ended June 30, 2018	22.33	0.35		1.71	2.06	(0.41)	(0.42)	(0.83)
Year Ended June 30, 2017	19.76	0.34	(h)	2.78	3.12	(0.37)	(0.18)	(0.55)
Year Ended June 30, 2016	20.88	0.28		(0.86)	(0.58)	(0.38)	(0.16)	(0.54)
Year Ended June 30, 2015	20.64	0.31	(h)	0.58	0.89	(0.49)	(0.16)	(0.65)
Year Ended June 30, 2014	17.50	0.26		3.41	3.67	(0.52)	(0.01)	(0.53)

Class R2
Year Ended June 30, 2018	22.26	0.22		1.70	1.92	(0.29)	(0.42)	(0.71)
Year Ended June 30, 2017	19.70	0.26	(h)	2.77	3.03	(0.29)	(0.18)	(0.47)
Year Ended June 30, 2016	20.82	0.21		(0.85)	(0.64)	(0.32)	(0.16)	(0.48)
Year Ended June 30, 2015	20.59	0.23	(h)	0.58	0.81	(0.42)	(0.16)	(0.58)
Year Ended June 30, 2014	17.48	0.21		3.38	3.59	(0.47)	(0.01)	(0.48)

Class R3
Year Ended June 30, 2018	22.26	0.29		1.69	1.98	(0.36)	(0.42)	(0.78)
September 9, 2016 (i) through June 30, 2017	20.29	0.14	(h)	2.36	2.50	(0.35)	(0.18)	(0.53)

Class R4
Year Ended June 30, 2018	22.33	0.29		1.75	2.04	(0.42)	(0.42)	(0.84)
September 9, 2016 (i) through June 30, 2017	20.32	0.33	(h)	2.23	2.56	(0.37)	(0.18)	(0.55)

Class R5
Year Ended June 30, 2018	22.35	0.38		1.71	2.09	(0.44)	(0.42)	(0.86)
Year Ended June 30, 2017	19.77	0.37	(h)	2.78	3.15	(0.39)	(0.18)	(0.57)
Year Ended June 30, 2016	20.89	0.31		(0.87)	(0.56)	(0.40)	(0.16)	(0.56)
Year Ended June 30, 2015	20.64	0.33	(h)	0.59	0.92	(0.51)	(0.16)	(0.67)
Year Ended June 30, 2014	17.50	0.30		3.40	3.70	(0.55)	(0.01)	(0.56)

Class R6
Year Ended June 30, 2018	22.36	0.39		1.71	2.10	(0.46)	(0.42)	(0.88)
Year Ended June 30, 2017	19.78	0.39	(h)	2.78	3.17	(0.41)	(0.18)	(0.59)
Year Ended June 30, 2016	20.89	0.34		(0.87)	(0.53)	(0.42)	(0.16)	(0.58)
November 3, 2014 (i) through June 30, 2015	20.75	0.25	(h)	0.52	0.77	(0.47)	(0.16)	(0.63)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$23.52	9.01%	$308,277,730	0.37%	1.30%		0.55%	21%
22.30	15.96	230,868,508	0.32	1.53	(h)	0.70	17
19.73	(2.85)	149,208,888	0.31	1.34		0.77	10
20.85	4.31	73,599,931	0.29	1.36	(h)	0.75	11
20.61	21.02	32,181,731	0.29	1.29		0.65	49

23.40	8.36	4,205,680	0.97	0.70		1.17	21
22.20	15.20	3,626,496	0.97	0.89	(h)	1.31	17
19.65	(3.51)	3,130,364	0.96	0.65		1.53	10
20.79	3.61	2,615,263	0.94	0.68	(h)	1.51	11
20.59	20.24	904,749	0.94	0.60		1.15	49

23.56	9.20	153,796,582	0.22	1.49		0.28	21
22.33	16.05	140,666,489	0.22	1.60	(h)	0.42	17
19.76	(2.76)	85,997,129	0.21	1.41		0.48	10
20.88	4.41	46,465,217	0.19	1.49	(h)	0.49	11
20.64	21.14	16,530,124	0.19	1.35		0.40	49

23.47	8.57	100,046,192	0.75	0.92		0.79	21
22.26	15.62	83,587,368	0.62	1.24	(h)	0.99	17
19.70	(3.08)	48,658,005	0.56	1.10		1.09	10
20.82	4.04	25,732,578	0.54	1.09	(h)	1.01	11
20.59	20.67	9,989,630	0.54	1.05		0.90	49

23.46	8.86	5,694,053	0.50	1.24		0.57	21
22.26	12.59	1,303,663	0.50	0.80	(h)	0.74	17

23.53	9.12	4,320,091	0.25	1.21		0.33	21
22.33	12.84	22,567	0.25	1.93	(h)	0.35	17

23.58	9.32	466,450,172	0.10	1.62		0.13	21
22.35	16.23	464,633,419	0.09	1.77	(h)	0.20	17
19.77	(2.63)	326,762,457	0.07	1.57		0.23	10
20.89	4.58	184,663,068	0.05	1.58	(h)	0.25	11
20.64	21.30	72,803,481	0.04	1.55		0.26	49

23.58	9.37	439,086,575	0.00	1.62		0.04	21
22.36	16.32	124,561,863	0.00	1.85	(h)	0.01	17
19.78	(2.52)	33,074,528	0.00	1.76		0.02	10
20.89	3.79	3,301,080	0.00	1.82	(h)	0.04	11

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2060 Fund
Class A
Year Ended June 30, 2018	$16.57	$0.23		$1.29	$1.52	$(0.28)	$(0.07)	$(0.35)
August 31, 2016 (h) through June 30, 2017	15.00	0.09	(i)	1.70	1.79	(0.22)	—	(0.22)

Class C
Year Ended June 30, 2018	16.57	0.10		1.31	1.41	(0.21)	(0.07)	(0.28)
August 31, 2016 (h) through June 30, 2017	15.00	0.12	(i)	1.60	1.72	(0.15)	—	(0.15)

Class I
Year Ended June 30, 2018	16.59	0.25		1.29	1.54	(0.30)	(0.07)	(0.37)
August 31, 2016 (h) through June 30, 2017	15.00	0.21	(i)	1.60	1.81	(0.22)	—	(0.22)

Class R2
Year Ended June 30, 2018	16.58	0.14		1.31	1.45	(0.23)	(0.07)	(0.30)
August 31, 2016 (h) through June 30, 2017	15.00	0.09	(i)	1.67	1.76	(0.18)	—	(0.18)

Class R3
Year Ended June 30, 2018	16.58	0.21		1.28	1.49	(0.26)	(0.07)	(0.33)
September 9, 2016 (j) through June 30, 2017	14.82	0.13	(i)	1.83	1.96	(0.20)	—	(0.20)

Class R4
Year Ended June 30, 2018	16.60	0.28		1.25	1.53	(0.30)	(0.07)	(0.37)
September 9, 2016 (j) through June 30, 2017	14.82	0.23	(i)	1.76	1.99	(0.21)	—	(0.21)

Class R5
Year Ended June 30, 2018	16.59	0.27		1.29	1.56	(0.32)	(0.07)	(0.39)
August 31, 2016 (h) through June 30, 2017	15.00	0.14	(i)	1.69	1.83	(0.24)	—	(0.24)

Class R6
Year Ended June 30, 2018	16.60	0.28		1.30	1.58	(0.33)	(0.07)	(0.40)
August 31, 2016 (h) through June 30, 2017	15.00	0.15	(i)	1.70	1.85	(0.25)	—	(0.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Commencement of operations.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers and reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$17.74	9.14%	$13,161,164	0.38%	1.31%		1.27%	39%
16.57	12.09	2,106,258	0.32	0.70	(i)	1.09	116

17.70	8.45	356,274	0.97	0.58		1.90	39
16.57	11.54	32,243	0.97	0.93	(i)	2.66	116

17.76	9.24	6,672,939	0.22	1.42		0.94	39
16.59	12.22	2,932,411	0.22	1.58	(i)	1.26	116

17.73	8.69	2,321,033	0.75	0.78		1.50	39
16.58	11.84	255,812	0.70	0.64	(i)	1.61	116

17.74	8.93	1,011,833	0.50	1.16		1.40	39
16.58	13.32	176,460	0.50	1.00	(i)	1.30	116

17.76	9.20	350,814	0.25	1.54		1.15	39
16.60	13.59	22,712	0.25	1.82	(i)	1.57	116

17.76	9.37	16,799,266	0.10	1.51		0.79	39
16.59	12.34	4,073,183	0.10	1.06	(i)	0.73	116

17.78	9.52	34,676,029	0.00	1.56		0.67	39
16.60	12.46	1,599,396	0.00	1.08	(i)	0.59	116

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan SmartRetirement® Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2020 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2025 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2030 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2035 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2040 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2045 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2050 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2055 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2060 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified

The JPMorgan SmartRetirement Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

The JPMorgan SmartRetirement Income Fund acquired all the assets and liabilities of the JPMorgan SmartRetirement 2015 Fund in a reorganization on June 23, 2017. Please refer to Note 9 discussing the reorganization.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies excluding exchange traded funds (“ETFs”) (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

90	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,841,821,628	$16,670,811	$—	$3,858,492,439

Appreciation in Other Financial Instruments
Futures Contracts (a)	$1,312,564	$534,608	$—	$1,847,172

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(4,084,864)	$(1,790,536)	$—	$(5,875,400)

JPMorgan SmartRetirement 2020 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,681,605,339	$28,486,963	$—	$6,710,092,302

Appreciation in Other Financial Instruments
Futures Contracts (a)	$2,546,283	$893,790	$—	$3,440,073

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(7,623,189)	$(3,004,089)	$—	$(10,627,278)

JPMorgan SmartRetirement 2025 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,611,189,460	$37,260,133	$—	$7,648,449,593

Appreciation in Other Financial Instruments
Futures Contracts (a)	$2,917,760	$983,669	$—	$3,901,429

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(11,370,414)	$(3,313,897)	$—	$(14,684,311)

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

JPMorgan SmartRetirement 2030 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$8,289,313,261	$40,122,246	$—	$8,329,435,507

Appreciation in Other Financial Instruments
Futures Contracts (a)	$3,009,526	$1,074,404	$—	$4,083,930

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(12,456,411)	$(3,620,065)	$—	$(16,076,476)

JPMorgan SmartRetirement 2035 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,324,618,619	$58,829,331	$—	$6,383,447,950

Appreciation in Other Financial Instruments
Futures Contracts (a)	$4,722,772	$1,629,808	$—	$6,352,580

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(17,453,204)	$(5,495,196)	$—	$(22,948,400)

JPMorgan SmartRetirement 2040 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,274,677,290	$58,739,890	$—	$6,333,417,180

Appreciation in Other Financial Instruments
Futures Contracts (a)	$4,624,020	$1,637,927	$—	$6,261,947

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(17,092,831)	$(5,491,989)	$—	$(22,584,820)

JPMorgan SmartRetirement 2045 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,265,738,557	$39,421,624	$—	$4,305,160,181

Appreciation in Other Financial Instruments
Futures Contracts (a)	$3,239,334	$1,088,903	$—	$4,328,237

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(11,394,962)	$(3,668,084)	$—	$(15,063,046)

JPMorgan SmartRetirement 2050 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,705,111,290	$34,784,605	$—	$3,739,895,895

Appreciation in Other Financial Instruments
Futures Contracts (a)	$2,736,987	$929,003	$—	$3,665,990

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(10,384,470)	$(3,132,708)	$—	$(13,517,178)

92	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement 2055 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,458,251,252	$13,227,332	$—	$1,471,478,584

Appreciation in Other Financial Instruments
Futures Contracts (a)	$1,076,072	$338,633	$—	$1,414,705

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(4,009,316)	$(1,154,087)	$—	$(5,163,403)

JPMorgan SmartRetirement 2060 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$74,363,665	$607,205	$—	$74,970,870

Appreciation in Other Financial Instruments
Futures Contracts (a)	$50,789	$17,566	$—	$68,355

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(199,435)	$(61,306)	$—	$(260,741)

(a)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of foreign futures with equity reference obligations and a U.S. Treasury Note held as initial margin for futures contracts. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2018.

B. Futures Contracts — The Funds used treasury, foreign exchange and index futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/ depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

The tables below disclose the volume of the Funds’ futures contracts activity during the year ended June 30, 2018:

	Average Notional Balance	Ending Notional Balance
JPMorgan SmartRetirement Income Fund
Long Futures Contracts:
Equity	$168,417,430	$130,996,183
Interest Rate	134,504,059	181,765,080

Short Futures Contracts:
Equity	31,716,938	51,374,746
Interest Rate	237,752,947	138,412,491

JPMorgan SmartRetirement 2020 Fund
Long Futures Contracts:
Equity	294,464,995	249,373,963
Interest Rate	233,985,189	295,490,486

Short Futures Contracts:
Equity	52,420,455	86,374,099
Interest Rate	413,167,012	237,240,980

JPMorgan SmartRetirement 2025 Fund
Long Futures Contracts:
Equity	438,947,472	409,663,538
Interest Rate	256,285,342	349,254,052

Short Futures Contracts:
Equity	56,374,345	95,607,117
Interest Rate	433,276,696	307,068,051

JPMorgan SmartRetirement 2030 Fund
Long Futures Contracts:
Equity	766,924,849	423,542,243
Interest Rate	461,374,316	347,230,922

Short Futures Contracts:
Equity	85,614,946	103,856,412
Interest Rate	754,770,269	333,930,847

JPMorgan SmartRetirement 2035 Fund
Long Futures Contracts:
Equity	661,693,665	613,370,970
Interest Rate	418,667,282	551,811,040

Short Futures Contracts:
Equity	92,361,050	158,408,257
Interest Rate	636,916,731	471,403,463

JPMorgan SmartRetirement 2040 Fund
Long Futures Contracts:
Equity	667,706,951	596,126,372
Interest Rate	423,440,391	560,287,426

Short Futures Contracts:
Equity	92,812,174	157,814,592
Interest Rate	637,478,976	467,176,232

94	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement 2045 Fund
Long Futures Contracts:
Equity	$437,659,520		$401,171,038
Interest Rate	280,962,685		378,640,548

Short Futures Contracts:
Equity	61,196,611		105,659,731
Interest Rate	416,254,644		310,607,406

JPMorgan SmartRetirement 2050 Fund
Long Futures Contracts:
Equity	379,651,086		362,523,422
Interest Rate	232,480,639		318,063,257

Short Futures Contracts:
Equity	51,782,183		90,331,313
Interest Rate	346,935,805		273,234,053

JPMorgan SmartRetirement 2055 Fund
Long Futures Contracts:
Equity	135,903,042		143,616,642
Interest Rate	83,777,167		130,278,639

Short Futures Contracts:
Equity	18,346,478		33,413,905
Interest Rate	122,104,994		106,419,855

JPMorgan SmartRetirement 2060 Fund
Long Futures Contracts:
Equity	6,360,580	(a)	7,286,852
Interest Rate	4,042,409	(a)	6,506,996

Short Futures Contracts:
Equity	1,392,899	(a)	1,694,384
Interest Rate	4,705,130	(a)	5,618,373

(a)	For the period February 1, 2018 through June 30, 2018.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Summary of Derivatives Information — The following tables present the value of derivatives held as of June 30, 2018, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

JPMorgan SmartRetirement Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,312,564
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	534,608

Total		$1,847,172

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(627,700)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(5,247,700)

Total		$(5,875,400)

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

JPMorgan SmartRetirement 2020 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$2,546,283
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	893,790

Total		$3,440,073

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,074,735)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(9,552,543)

Total		$(10,627,278)

JPMorgan SmartRetirement 2025 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$2,917,760
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	983,669

Total		$3,901,429

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,217,148)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(13,467,163)

Total		$(14,684,311)

JPMorgan SmartRetirement 2030 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$3,009,526
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,074,404

Total		$4,083,930

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,325,193)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(14,751,283)

Total		$(16,076,476)

JPMorgan SmartRetirement 2035 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$4,722,772
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,629,808

Total		$6,352,580

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(2,033,405)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(20,914,995)

Total		$(22,948,400)

96	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement 2040 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$4,624,020
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,637,927

Total		$6,261,947

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(2,016,536)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(20,568,284)

Total		$(22,584,820)

JPMorgan SmartRetirement 2045 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$3,239,334
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,088,903

Total		$4,328,237

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,367,677)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(13,695,369)

Total		$(15,063,046)

JPMorgan SmartRetirement 2050 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$2,736,987
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	929,003

Total		$3,665,990

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,181,451)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(12,335,727)

Total		$(13,517,178)

JPMorgan SmartRetirement 2055 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,076,072
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	338,633

Total		$1,414,705

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(455,869)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(4,707,534)

Total		$(5,163,403)

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

JPMorgan SmartRetirement 2060 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$50,789
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	17,566

Total		$68,355

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(21,918)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(238,823)

Total		$(260,741)

(a)

This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended June 30, 2018, by primary underlying risk exposure:

JPMorgan SmartRetirement Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(2,840,878)
Equity contracts	10,006,966

Total	$7,166,088

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,150,423)
Equity contracts	(4,325,229)

Total	$(5,475,652)

JPMorgan SmartRetirement 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(3,825,866)
Equity contracts	17,065,343

Total	$13,239,477

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(2,002,562)
Equity contracts	(8,504,003)

Total	$(10,506,565)

98	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(5,185,851)
Equity contracts	35,072,090

Total	$29,886,239

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,289,221)
Equity contracts	(11,989,266)

Total	$(13,278,487)

JPMorgan SmartRetirement 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(8,649,731)
Equity contracts	79,048,967

Total	$70,399,236

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(5,831,584)
Equity contracts	(12,837,489)

Total	$(18,669,073)

JPMorgan SmartRetirement 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(9,061,745)
Equity contracts	49,607,962

Total	$40,546,217

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(2,891,111)
Equity contracts	(18,632,296)

Total	$(21,523,407)

JPMorgan SmartRetirement 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(9,187,167)
Equity contracts	50,498,815

Total	$41,311,648

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(2,911,168)
Equity contracts	(18,436,611)

Total	$(21,347,779)

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

JPMorgan SmartRetirement 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(6,457,799)
Equity contracts	31,526,252

Total	$25,068,453

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,565,872)
Equity contracts	(12,100,751)

Total	$(13,666,623)

JPMorgan SmartRetirement 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(5,314,041)
Equity contracts	27,732,230

Total	$22,418,189

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,388,025)
Equity contracts	(11,031,602)

Total	$(12,419,627)

JPMorgan SmartRetirement 2055 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(2,064,394)
Equity contracts	8,975,457

Total	$6,911,063

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(303,907)
Equity contracts	(4,240,527)

Total	$(4,544,434)

JPMorgan SmartRetirement 2060 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(44,019)
Equity contracts	75,193

Total	$31,174

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$28,871
Equity contracts	(221,257)

Total	$(192,386)

The Funds’ derivatives contracts held at June 30, 2018 are not accounted for as hedging instruments under GAAP.

100	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

E. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or their affiliates. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the tables below are exchanges between certain share classes of the affiliated Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover.

JPMorgan SmartRetirement Income Fund

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Commodities Strategy Fund Class R6 Shares (a)	$69,473,325	$140,388	$9,104,701	$(4,741,627)	$8,371,797	$64,139,182	7,040,525	$140,387	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	938,388,514	176,191,492	155,289,199	(3,783,877)	(27,352,555)	928,154,375	82,356,200	27,605,944	2,190,582
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	309,921,040	261,593,172	41,349,029	(1,213,950)	(12,523,751)	516,427,482	64,152,482	12,931,196	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	231,992,611	11,812,320	240,175,181	2,803,010	(6,432,760)	—	—	3,610,711	2,865,942
JPMorgan Emerging Economies Fund Class R6 Shares (a)	74,770,070	8,253,942	26,605,774	4,250,739	(1,494,759)	59,174,218	4,402,844	1,399,103	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	99,928,205	5,069,540	32,813,100	(596,810)	(4,396,244)	67,191,591	8,669,883	4,199,030	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	88,332,925	3,825,389	19,920,889	4,853,608	2,031,098	79,122,131	2,850,221	483,769	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	26,695,655	48,191,202	—	—	(4,880,507)	70,006,350	8,895,343	2,395,237	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	114,702,718	21,091,379	15,031,554	(1,003,721)	7,249	119,766,071	12,836,664	4,528,418	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	129,310,911	4,907,979	54,835,772	23,943,253	149,775	103,476,146	4,524,536	—	4,907,979
JPMorgan High Yield Fund Class R6 Shares (a)	301,250,606	63,432,305	87,695,698	(264,895)	(8,799,434)	267,922,884	37,159,901	15,751,089	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	225,875,628	12,627,591	42,595,556	(1,305,260)	(1,218,365)	193,384,038	19,109,095	4,987,646	—
JPMorgan International Equity Fund Class R6 Shares (a)	136,659,494	39,336,719	40,692,765	2,766,259	3,473,216	141,542,923	8,125,311	2,292,417	—
JPMorgan International Opportunities Fund Class R6 Shares (a)	131,345,865	—	136,710,974	30,317,312	(24,952,203)	—	—	—	—

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

JPMorgan SmartRetirement Income Fund (continued)

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	$—	$162,358,551	$15,500,125	$(23,578)	$(3,188,780)	$143,646,068	7,828,124	$1,517,921	$1,294,635
JPMorgan Intrepid America Fund Class R6 Shares (a)	108,120,664	12,314,017	43,884,140	7,085,034	(1,542,529)	82,093,046	1,981,010	1,711,654	10,602,363
JPMorgan Intrepid International Fund Class R6 Shares (a)(b)	137,342,598	32,522,070	34,852,891	1,838,854	556,778	137,407,409	6,355,569	2,864,384	—
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	67,243,160	4,121,816	14,911,125	1,207,879	2,828,143	60,489,873	1,154,607	220,961	3,900,855
JPMorgan Realty Income Fund Class R6 Shares (a)	104,314,288	15,781,865	35,120,156	(341,822)	287,099	84,921,274	6,452,984	2,031,754	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	19,505,213	1,140,499	8,487,738	1,496,417	170,046	13,824,437	227,825	138,309	1,002,190
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	18,712,822	1,002,709	6,667,094	2,218,153	1,858,368	17,124,958	809,691	—	1,002,710
JPMorgan Small Cap Value Fund Class R6 Shares (a)	20,304,405	777,749	8,894,573	1,609,033	(1,063,653)	12,732,961	394,209	134,829	642,920
JPMorgan U.S. Equity Fund Class R6 Shares (a)	155,348,400	14,269,285	12,071,381	655,334	6,810,839	165,012,477	9,964,522	1,914,334	12,354,952
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a)(c)	—	165,721,429	92,680,766	—	—	73,040,663	73,040,663	346,530	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	383,925,203	625,100,096	1,009,025,299	—	—	—	—	2,489,740	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	339,030,609	4,071,770	145,294,336	43,672,064	(5,949,011)	235,531,096	8,244,001	4,071,770	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	127,415,143	2,773,868	33,835,388	8,567,664	(399,741)	104,521,546	2,935,998	1,588,464	1,185,405

Total	$4,359,910,072	$1,698,429,142	$2,364,045,204	$124,009,073	$(77,649,884)	$3,740,653,199		$99,355,597	$41,950,533

JPMorgan SmartRetirement 2020 Fund

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Commodities Strategy Fund Class R6 Shares (a)	$46,991,137	$14,691,901	$—	$—	$2,077,656	$63,760,694	6,998,979	$94,957	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	1,536,011,210	218,879,111	177,680,894	(5,711,302)	(45,210,506)	1,526,287,619	135,429,248	45,461,060	3,770,785
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	516,251,864	404,639,150	39,454,032	(1,690,976)	(20,757,026)	858,988,980	106,706,706	21,199,391	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	402,587,518	10,894,790	407,686,931	4,528,323	(10,323,700)	—	—	6,058,375	4,836,414
JPMorgan Emerging Economies Fund Class R6 Shares (a)	152,618,093	3,285,469	31,816,490	3,798,054	948,496	128,833,622	9,585,835	3,285,469	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	154,762,024	6,880,651	29,408,794	(2,088,443)	(7,227,032)	122,918,406	15,860,439	6,880,651	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	180,969,520	2,466,599	35,307,301	7,545,731	7,041,285	162,715,834	5,861,521	1,009,271	—

102	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement 2020 Fund (continued)

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	$33,824,609	$68,002,827	$—	$—	$(6,622,955)	$95,204,481	12,097,139	$3,294,295	$—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	93,609,874	51,686,467	—	—	(1,194,794)	144,101,547	15,444,968	4,369,419	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	283,346,212	11,265,796	114,257,335	37,179,616	18,195,265	235,729,554	10,307,370	—	11,265,796
JPMorgan High Yield Fund Class R6 Shares (a)	439,828,130	113,681,962	114,036,563	(2,438,218)	(11,220,071)	425,815,240	59,058,979	23,559,535	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	185,650,264	58,353,857	27,736,465	(1,377,494)	(1,359,697)	213,530,465	21,099,848	4,686,438	—
JPMorgan International Equity Fund Class R6 Shares (a)	286,833,140	82,040,394	65,029,961	4,663,565	9,122,465	317,629,603	18,233,617	5,092,176	—
JPMorgan International Opportunities Fund Class R6 Shares (a)	288,867,906	—	300,728,750	59,037,546	(47,176,702)	—	—	—	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	—	325,144,270	11,074,855	167,801	(7,301,742)	306,935,474	16,726,729	3,317,166	2,829,211
JPMorgan Intrepid America Fund Class R6 Shares (a)	282,681,936	32,337,279	118,110,888	13,059,785	1,448,834	211,416,946	5,101,760	4,494,897	27,842,382
JPMorgan Intrepid International Fund Class R6 Shares (a)(b)	288,328,354	29,781,961	22,041,418	1,715,592	4,895,814	302,680,303	14,000,014	6,511,716	—
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	140,577,860	8,676,628	43,583,030	6,742,562	2,357,467	114,771,487	2,190,714	521,541	8,155,088
JPMorgan Realty Income Fund Class R6 Shares (a)	218,105,416	33,677,161	67,377,511	(824,613)	734,048	184,314,501	14,005,661	4,536,543	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	44,529,911	1,996,008	12,513,021	2,108,121	1,323,061	37,444,080	617,074	242,058	1,753,950
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	49,424,489	2,462,855	31,411,440	6,424,666	1,949,030	28,849,600	1,364,047	—	2,462,854
JPMorgan Small Cap Value Fund Class R6 Shares (a)	43,394,994	2,933,757	10,640,214	1,120,417	665,300	37,474,254	1,160,194	480,441	2,453,316
JPMorgan U.S. Equity Fund Class R6 Shares (a)	371,683,718	33,799,139	96,591,853	8,387,222	10,126,833	327,405,059	19,770,837	4,238,908	29,560,230
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a)(c)	—	137,710,023	116,377,842	—	—	21,332,181	21,332,181	227,619	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	25,786,970	790,614,727	816,401,697	—	—	—	—	745,412	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	588,796,043	37,074,659	213,280,552	51,570,870	19,408,171	483,569,191	16,925,768	7,790,848	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	277,930,374	6,468,850	87,084,102	19,576,625	(1,177,869)	215,713,878	6,059,379	3,704,405	2,764,445

Total	$6,933,391,566	$2,489,446,291	$2,989,631,939	$213,495,450	$(79,278,369)	$6,567,422,999		$161,802,591	$97,694,471

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

JPMorgan SmartRetirement 2025 Fund

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Commodities Strategy Fund Class R6 Shares (a)	$6,469,228	$8,697,259	$—	$—	$170,825	$15,337,312	1,683,569	$13,073	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	1,448,519,999	302,823,971	152,737,850	(5,746,245)	(44,339,956)	1,548,519,919	137,401,945	44,318,248	3,636,860
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	474,012,990	471,828,282	48,190,508	(1,770,840)	(20,204,792)	875,675,132	108,779,519	20,716,179	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	355,674,307	10,272,302	360,079,454	2,733,772	(8,600,927)	—	—	5,617,857	4,654,443
JPMorgan Emerging Economies Fund Class R6 Shares (a)	184,372,371	15,023,526	18,775,860	2,626,947	288,535	183,535,519	13,655,917	4,155,198	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	134,157,681	16,409,561	21,694,596	(1,665,909)	(7,257,741)	119,948,996	15,477,290	6,161,274	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	227,903,886	31,653,866	28,175,426	5,880,791	10,290,706	247,553,823	8,917,645	1,354,620	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	36,717,047	75,176,667	—	—	(7,214,918)	104,678,796	13,300,991	3,716,996	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	14,040,271	56,490,165	—	—	(534,488)	69,995,948	7,502,245	1,055,846	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	375,189,860	15,125,011	129,286,770	35,706,314	38,433,992	335,168,407	14,655,374	—	15,125,011
JPMorgan High Yield Fund Class R6 Shares (a)	410,658,175	104,067,298	87,470,573	(2,936,240)	(10,179,943)	414,138,717	57,439,489	22,563,656	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	27,789,495	35,361,448	—	—	(767,383)	62,383,560	6,164,383	1,045,092	—
JPMorgan International Equity Fund Class R6 Shares (a)	372,719,394	133,027,480	80,361,105	2,884,322	11,767,689	440,037,780	25,260,493	6,562,551	—
JPMorgan International Opportunities Fund Class R6 Shares (a)	362,101,925	—	377,074,333	65,103,389	(50,130,981)	—	—	—	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	—	496,668,584	38,699,349	(352,181)	(10,374,341)	447,242,713	24,372,900	4,513,335	3,849,424
JPMorgan Intrepid America Fund Class R6 Shares (a)	360,565,170	42,960,019	100,671,285	6,767,317	14,217,289	323,838,510	7,814,636	5,971,463	36,988,556
JPMorgan Intrepid International Fund Class R6 Shares (a)(b)	371,411,499	83,022,436	12,729,231	607,924	3,993,378	446,306,006	20,643,201	8,407,191	—
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	200,165,864	22,714,728	62,979,076	5,550,931	7,393,570	172,846,017	3,299,218	689,215	10,776,932
JPMorgan Realty Income Fund Class R6 Shares (a)	265,495,926	30,092,489	28,114,741	(1,444,093)	2,278,496	268,308,077	20,388,152	6,107,353	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	51,071,211	2,986,211	8,640,285	584,683	3,649,126	49,650,946	818,242	362,140	2,624,071
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	63,287,832	3,921,506	37,401,563	7,683,950	4,456,785	41,948,510	1,983,381	—	3,921,506
JPMorgan Small Cap Value Fund Class R6 Shares (a)	50,467,975	3,430,718	6,504,168	299,964	2,019,075	49,713,564	1,539,120	577,534	2,853,183
JPMorgan U.S. Equity Fund Class R6 Shares (a)	473,985,248	54,599,648	106,695,345	5,621,327	18,199,785	445,710,663	26,914,895	5,584,287	37,749,836

104	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement 2025 Fund (continued)

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a)(c)	$—	$145,733,257	$122,746,215	$—	$—	$22,987,042	22,987,042	$153,432	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	44,615,737	920,880,070	965,495,807	—	—	—	—	735,464	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	626,049,366	24,559,225	163,739,848	37,667,122	36,664,063	561,199,928	19,642,980	8,733,525	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	355,995,465	35,612,567	81,546,145	11,718,904	11,761,483	333,542,274	9,369,165	5,082,210	3,792,644

Total	$7,293,437,922	$3,143,138,294	$3,039,809,533	$177,522,149	$5,979,327	$7,580,268,159		$164,197,739	$125,972,466

JPMorgan SmartRetirement 2030 Fund

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$996,179,210	$492,434,247	$124,015,694	$(3,663,331)	$(37,354,445)	$1,323,579,987	117,442,767	$34,792,647	$2,728,442
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	385,012,023	407,538,466	16,948,408	(710,537)	(18,245,904)	756,645,640	93,993,247	17,412,951	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	288,749,471	15,748,048	299,452,606	2,042,756	(7,087,669)	—	—	4,637,471	3,839,773
JPMorgan Emerging Economies Fund Class R6 Shares (a)	237,472,561	36,611,920	33,762,495	3,004,962	537,263	243,864,211	18,144,659	5,392,828	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	125,854,684	60,194,284	68,224,184	(2,455,538)	(6,737,499)	108,631,747	14,017,000	7,080,531	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	296,088,878	38,400,365	44,411,296	6,201,737	15,915,580	312,195,264	11,246,227	1,797,709	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	40,250,301	60,029,096	—	—	(6,132,890)	94,146,507	11,962,707	3,772,229	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	472,727,798	19,554,114	148,939,170	41,939,061	54,017,621	439,299,424	19,208,545	—	19,554,115
JPMorgan High Yield Fund Class R6 Shares (a)	530,961,286	82,397,980	204,872,048	2,214,715	(13,314,560)	397,387,373	55,116,140	22,934,976	—
JPMorgan International Equity Fund Class R6 Shares (a)	464,456,729	167,325,691	74,079,902	1,936,046	16,497,363	576,135,927	33,073,245	8,320,020	—
JPMorgan International Opportunities Fund Class R6 Shares (a)	464,492,886	—	483,699,017	86,998,921	(67,792,790)	—	—	—	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	—	601,756,757	12,340,340	(364,867)	(14,370,488)	574,681,062	31,317,769	5,685,325	4,849,014
JPMorgan Intrepid America Fund Class R6 Shares (a)	458,460,407	66,487,524	129,742,486	8,057,517	17,346,382	420,609,344	10,149,839	7,492,918	46,412,787

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

JPMorgan SmartRetirement 2030 Fund (continued)

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Intrepid International Fund Class R6 Shares (a)(b)	$477,904,239	$158,286,937	$79,510,816	$472,435	$5,077,839	$562,230,634	26,005,117	$10,906,210	$—
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	268,330,214	16,561,651	64,897,894	7,004,369	10,913,180	237,911,520	4,541,163	995,499	15,566,153
JPMorgan Realty Income Fund Class R6 Shares (a)	342,910,763	92,790,396	98,496,710	(3,975,436)	6,977,365	340,206,378	25,851,548	7,833,020	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	63,448,068	3,709,904	12,692,516	1,051,883	4,120,303	59,637,642	982,822	449,903	3,260,001
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	61,519,178	4,891,417	29,474,223	7,351,340	7,415,120	51,702,832	2,444,578	—	4,891,419
JPMorgan Small Cap Value Fund Class R6 Shares (a)	67,317,314	35,764,467	46,876,387	2,887,908	638,792	59,732,094	1,849,291	634,913	2,703,677
JPMorgan U.S. Equity Fund Class R6 Shares (a)	590,916,219	88,736,737	136,323,392	5,656,283	24,095,946	573,081,793	34,606,388	7,096,540	48,102,761
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a)(c)	—	157,006,262	133,335,049	—	—	23,671,213	23,671,213	195,118	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	69,185,879	1,229,000,193	1,298,186,072	—	—	—	—	975,712	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	790,841,476	64,314,187	220,175,939	46,462,221	46,070,377	727,512,322	25,464,204	10,926,152	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	458,730,276	23,665,894	104,210,530	13,794,346	14,470,361	406,450,347	11,417,145	6,347,335	4,736,755

Total	$7,951,809,860	$3,923,206,537	$3,864,667,174	$225,906,791	$53,057,247	$8,289,313,261		$165,680,007	$156,644,897

JPMorgan SmartRetirement 2035 Fund

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$485,447,697	$315,348,547	$103,475,431	$(3,174,749)	$(18,277,715)	$675,868,349	59,970,572	$17,905,112	$1,367,303
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	206,960,542	239,766,266	12,846,268	(538,561)	(9,850,131)	423,491,848	52,607,683	9,538,749	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	147,659,840	10,251,081	155,121,370	645,370	(3,434,921)	—	—	2,427,319	2,050,116
JPMorgan Emerging Economies Fund Class R6 Shares (a)	197,682,891	35,822,061	31,007,520	2,963,143	(913,082)	204,547,493	15,219,308	4,755,514	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	76,574,456	52,631,989	54,179,140	(3,568,064)	(4,155,664)	67,303,577	8,684,333	5,302,768	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	240,678,675	31,883,435	19,953,883	4,023,147	13,376,841	270,008,215	9,726,521	1,474,694	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	29,235,070	27,260,272	—	—	(3,307,521)	53,187,821	6,758,300	2,294,167	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	398,369,277	16,311,504	114,946,104	28,086,354	51,456,418	379,277,449	16,584,060	—	16,311,505

106	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement 2035 Fund (continued)

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan High Yield Fund Class R6 Shares (a)	$367,889,442	$106,971,849	$154,631,486	$1,804,422	$(9,328,728)	$312,705,499	43,371,082	$15,787,499	$—
JPMorgan International Equity Fund Class R6 Shares (a)	378,205,228	118,874,388	13,444,411	1,055,320	11,263,184	495,953,709	28,470,362	6,992,351	—
JPMorgan International Opportunities Fund Class R6 Shares (a)	383,972,871	—	399,849,612	62,528,735	(46,651,994)	—	—	—	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	—	531,290,907	30,414,307	205,477	(12,748,505)	488,333,572	26,612,184	4,757,709	4,057,850
JPMorgan Intrepid America Fund Class R6 Shares (a)	378,282,817	45,151,206	86,305,462	3,654,201	17,826,591	358,609,353	8,653,701	6,276,039	38,875,169
JPMorgan Intrepid International Fund Class R6 Shares (a)(b)	389,769,782	127,229,115	38,495,717	812,229	2,655,703	481,971,112	22,292,836	8,690,877	—
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	209,248,051	12,915,033	37,263,398	2,294,642	11,730,729	198,925,057	3,797,004	776,305	12,138,727
JPMorgan Realty Income Fund Class R6 Shares (a)	281,469,819	63,933,999	51,432,863	(2,860,024)	3,159,881	294,270,812	22,361,004	6,282,309	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	53,962,635	3,155,277	10,444,679	757,829	3,656,802	51,087,864	841,923	382,643	2,772,634
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	56,882,668	12,718,579	36,886,490	5,754,364	6,964,284	45,433,405	2,148,152	—	3,617,232
JPMorgan Small Cap Value Fund Class R6 Shares (a)	50,874,141	3,461,525	5,557,577	164,946	2,213,983	51,157,018	1,583,809	585,379	2,876,146
JPMorgan U.S. Equity Fund Class R6 Shares (a)	499,259,860	54,368,575	85,523,083	3,566,299	20,254,665	491,926,316	29,705,695	5,964,247	39,290,233
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a)(c)	—	143,887,907	124,297,165	—	—	19,590,742	19,590,742	204,040	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	66,278,823	973,223,824	1,039,502,647	—	—	—	—	733,896	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	631,074,632	53,484,027	150,052,883	24,365,510	51,256,229	610,127,515	21,355,531	9,239,327	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	366,797,364	46,388,022	86,612,141	8,527,550	15,741,098	350,841,893	9,855,109	5,328,598	3,976,514

Total	$5,896,576,581	$3,026,329,388	$2,842,243,637	$141,068,140	$102,888,147	$6,324,618,619		$115,699,542	$127,333,429

JPMorgan SmartRetirement 2040 Fund

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$213,940,543	$279,628,445	$77,235,614	$(2,562,434)	$(10,330,955)	$403,439,985	35,797,692	$10,343,410	$708,927
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	120,264,933	171,822,863	11,658,637	(503,766)	(6,276,533)	273,648,860	33,993,647	6,051,459	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	93,669,754	8,387,761	100,254,075	57,877	(1,861,317)	—	—	1,547,237	1,296,309
JPMorgan Emerging Economies Fund Class R6 Shares (a)	220,695,071	22,267,801	21,062,001	3,471,102	83,298	225,455,271	16,774,946	5,005,207	—

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

JPMorgan SmartRetirement 2040 Fund (continued)

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	$62,892,229	$54,523,983	$57,473,939	$(3,715,270)	$(3,280,810)	$52,946,193	6,831,767	$4,891,039	$—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	268,249,809	26,098,085	27,170,014	5,771,244	14,506,920	287,456,044	10,355,045	1,645,908	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	29,750,775	21,992,629	—	—	(3,050,399)	48,693,005	6,187,167	2,050,377	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	425,192,013	30,759,657	122,951,446	27,038,265	60,689,487	420,727,976	18,396,501	—	17,971,305
JPMorgan High Yield Fund Class R6 Shares (a)	359,086,351	104,053,890	163,757,833	2,007,311	(8,916,142)	292,473,577	40,564,990	14,893,411	—
JPMorgan International Equity Fund Class R6 Shares (a)	432,261,453	131,288,309	45,583,457	2,572,369	12,036,744	532,575,418	30,572,642	7,610,744	—
JPMorgan International Opportunities Fund Class R6 Shares (a)	420,629,802	—	438,022,256	72,443,950	(55,051,496)	—	—	—	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	—	554,804,687	13,493,832	(12,449)	(13,220,859)	528,077,547	28,778,068	5,366,894	4,577,425
JPMorgan Intrepid America Fund Class R6 Shares (a)	427,509,221	51,818,530	106,866,030	3,450,146	19,294,179	395,206,046	9,536,825	7,202,800	44,615,731
JPMorgan Intrepid International Fund Class R6 Shares (a)(b)	422,546,623	148,081,481	43,144,484	703,219	3,400,728	531,587,567	24,587,769	9,719,680	—
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	215,574,802	33,431,375	59,590,505	3,783,054	10,506,384	203,705,110	3,888,244	799,993	12,509,115
JPMorgan Realty Income Fund Class R6 Shares (a)	312,029,779	67,772,018	61,294,916	(3,349,530)	3,028,931	318,186,282	24,178,289	7,102,090	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	60,320,506	3,527,031	9,400,799	677,495	4,359,086	59,483,319	980,279	427,726	3,099,305
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	59,175,925	4,705,105	27,389,923	6,075,170	8,258,448	50,824,725	2,403,060	—	4,705,105
JPMorgan Small Cap Value Fund Class R6 Shares (a)	60,281,309	4,101,614	6,580,023	290,092	2,528,942	60,621,934	1,876,840	693,638	3,407,976
JPMorgan U.S. Equity Fund Class R6 Shares (a)	550,354,505	72,044,747	115,939,949	4,474,094	20,938,312	531,871,709	32,117,857	6,520,299	43,021,038
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a)(c)	—	144,528,960	124,956,711	—	—	19,572,249	19,572,249	189,527	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	57,591,890	960,974,319	1,018,566,209	—	—	—	—	787,629	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	707,874,118	27,429,021	153,285,032	31,680,575	52,274,091	665,972,773	23,310,213	10,164,737	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	413,237,873	20,136,673	87,824,633	10,974,629	15,627,158	372,151,700	10,453,699	5,855,462	4,369,690

Total	$5,933,129,284	$2,944,178,984	$2,893,502,318	$165,327,143	$125,544,197	$6,274,677,290		$108,869,267	$140,281,926

108	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement 2045 Fund

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$114,714,379	$141,213,221	$42,593,555	$(1,492,322)	$(5,190,856)	$206,650,867	18,336,368	$5,369,284	$390,052
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	66,125,091	75,824,946	—	—	(3,604,637)	138,345,400	17,185,764	3,282,775	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	51,859,036	2,385,993	53,247,282	(95,289)	(902,458)	—	—	856,137	745,011
JPMorgan Emerging Economies Fund Class R6 Shares (a)	150,456,389	31,556,774	23,609,276	1,460,362	(105,260)	159,758,989	11,886,830	3,562,927	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	37,804,847	41,449,430	38,899,238	(2,599,479)	(2,177,928)	35,577,632	4,590,662	3,204,325	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	184,512,110	25,722,284	20,139,878	3,836,551	8,790,175	202,721,242	7,302,638	1,096,379	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	18,846,264	12,177,543	—	—	(1,802,178)	29,221,629	3,713,041	1,260,426	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	284,171,887	12,125,649	65,557,231	13,816,480	45,325,728	289,882,513	12,675,230	—	12,125,649
JPMorgan High Yield Fund Class R6 Shares (a)	225,707,991	71,474,288	98,179,254	1,295,283	(5,765,124)	194,533,184	26,981,024	9,633,626	1
JPMorgan International Equity Fund Class R6 Shares (a)	282,743,832	109,880,803	26,065,053	486,006	8,210,645	375,256,233	21,541,690	5,037,334	—
JPMorgan International Opportunities Fund Class R6 Shares (a)	276,683,634	10,089,568	298,265,966	41,775,667	(30,282,903)	—	—	—	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	—	403,064,149	22,814,413	91,462	(9,781,775)	370,559,423	20,193,974	3,529,418	3,010,241
JPMorgan Intrepid America Fund Class R6 Shares (a)	275,874,572	35,025,168	40,758,374	789,712	14,496,703	285,427,781	6,887,736	4,868,515	30,156,653
JPMorgan Intrepid International Fund Class R6 Shares (a)(b)	276,944,722	119,826,059	23,149,574	160,919	1,237,577	375,019,703	17,345,962	6,559,313	—
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	141,456,231	15,139,582	25,805,537	1,395,722	8,298,688	140,484,686	2,681,517	546,818	8,550,341
JPMorgan Realty Income Fund Class R6 Shares (a)	208,122,238	48,682,658	33,450,978	(3,518,445)	3,435,388	223,270,861	16,965,871	4,803,769	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	41,763,525	2,441,976	5,973,976	198,741	3,312,327	41,742,593	687,914	296,141	2,145,836
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	41,751,792	2,691,845	16,082,207	2,673,232	7,431,407	38,466,069	1,818,727	—	2,691,845
JPMorgan Small Cap Value Fund Class R6 Shares (a)	39,783,911	2,712,419	2,632,295	(51,248)	1,982,313	41,795,100	1,293,966	463,255	2,249,165
JPMorgan U.S. Equity Fund Class R6 Shares (a)	361,879,349	48,937,075	59,608,268	1,648,107	15,374,338	368,230,601	22,236,147	4,433,351	29,250,391
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a)(c)	—	120,105,044	107,448,433	—	—	12,656,611	12,656,611	166,996	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	61,423,869	709,368,503	770,792,372	—	—	—	—	506,035	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	459,634,097	56,086,243	102,864,768	13,621,230	41,950,980	468,427,782	16,395,792	6,948,776	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	271,196,765	28,286,968	49,152,779	3,712,307	13,666,397	267,709,658	7,519,934	3,836,521	2,863,037

Total	$3,873,456,531	$2,126,268,188	$1,927,090,707	$79,204,998	$113,899,547	$4,265,738,557		$70,262,121	$94,178,222

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

JPMorgan SmartRetirement 2050 Fund

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$96,499,651	$122,784,517	$38,320,507	$(1,260,658)	$(4,385,800)	$175,317,203	15,556,096	$4,578,205	$335,636
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	60,685,554	66,469,825	—	—	(3,048,390)	124,106,989	15,417,017	2,817,536	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	42,517,573	2,075,206	43,746,754	(77,901)	(768,124)	—	—	709,694	624,579
JPMorgan Emerging Economies Fund Class R6 Shares (a)	118,111,892	31,050,360	13,410,952	1,402,868	(844,551)	136,309,617	10,142,085	2,905,511	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	31,366,297	39,326,768	36,113,004	(2,324,109)	(1,575,290)	30,680,662	3,958,795	2,650,248	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	154,193,521	34,659,260	26,080,786	2,789,827	8,274,341	173,836,163	6,262,110	933,183	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	15,595,641	11,503,278	—	—	(1,598,316)	25,500,603	3,240,229	1,071,704	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	227,114,212	24,094,644	45,545,397	8,292,644	40,914,369	254,870,472	11,144,314	—	10,108,883
JPMorgan High Yield Fund Class R6 Shares (a)	191,967,951	58,714,779	78,018,422	1,106,894	(4,947,295)	168,823,907	23,415,244	8,229,171	—
JPMorgan International Equity Fund Class R6 Shares (a)	230,231,685	108,539,376	20,436,966	243,767	5,946,094	324,523,956	18,629,389	4,314,518	—
JPMorgan International Opportunities Fund Class R6 Shares (a)	229,417,126	8,023,837	247,041,382	34,760,155	(25,159,736)	—	—	—	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	—	342,268,258	12,675,010	(282,123)	(8,484,918)	320,826,207	17,483,717	3,074,200	2,565,709
JPMorgan Intrepid America Fund Class R6 Shares (a)	232,094,782	36,615,679	33,927,822	1,278,702	12,095,862	248,157,203	5,988,349	3,983,390	24,673,994
JPMorgan Intrepid International Fund Class R6 Shares (a)(b)	234,711,302	106,164,288	18,186,768	191,358	699,798	323,579,978	14,966,696	5,577,435	—
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	120,620,087	7,444,811	12,626,458	497,803	7,600,466	123,536,709	2,358,021	447,498	6,997,314
JPMorgan Realty Income Fund Class R6 Shares (a)	171,717,327	46,400,518	24,528,038	(2,113,931)	2,290,259	193,766,135	14,723,870	4,097,448	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	29,548,578	7,705,657	7,493,978	511,801	2,528,055	32,800,113	540,542	202,431	1,466,815
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	32,349,302	2,572,108	5,431,345	543,204	7,804,102	37,837,371	1,789,001	—	2,572,108
JPMorgan Small Cap Value Fund Class R6 Shares (a)	29,209,948	8,449,245	1,839,123	16,510	1,840,604	37,677,184	1,166,476	413,416	1,999,410
JPMorgan U.S. Equity Fund Class R6 Shares (a)	299,935,519	64,376,817	61,451,587	1,368,190	12,840,532	317,069,471	19,146,707	3,698,371	23,894,518
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a)(c)	—	127,690,969	97,673,281	—	—	30,017,688	30,017,688	173,424	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	40,758,214	689,306,329	730,064,543	—	—	—	—	497,400	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	383,285,067	43,484,901	76,178,252	8,089,461	38,223,234	396,904,411	13,892,349	5,904,544	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	231,194,860	33,900,800	51,069,004	2,467,373	12,475,219	228,969,248	6,431,720	3,290,535	2,455,591

Total	$3,203,126,089	$2,023,622,230	$1,681,859,379	$57,501,835	$102,720,515	$3,705,111,290		$59,569,862	$77,694,557

110	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement 2055 Fund

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$29,260,937	$54,217,696	$12,371,661	$(455,273)	$(1,621,785)	$69,029,914	6,125,103	$1,645,192	$116,348
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	17,529,303	32,301,137	—	—	(1,147,796)	48,682,644	6,047,533	1,016,850	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	13,693,990	890,073	14,277,573	(8,251)	(298,239)	—	—	238,364	216,752
JPMorgan Emerging Economies Fund Class R6 Shares (a)	38,281,193	18,079,754	2,044,939	47,212	(900,789)	53,462,431	3,977,859	1,058,154	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	11,142,743	15,828,161	12,232,153	(862,337)	(785,615)	13,090,799	1,689,135	972,363	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	47,644,045	19,511,993	2,035,502	68,760	2,619,138	67,808,434	2,442,667	324,638	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	4,740,016	4,921,648	—	—	(586,334)	9,075,330	1,153,155	363,990	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	75,738,002	17,654,257	11,692,083	361,776	16,812,482	98,874,434	4,323,325	—	3,569,897
JPMorgan High Yield Fund Class R6 Shares (a)	63,031,905	29,834,010	25,015,320	232,893	(1,719,067)	66,364,421	9,204,497	2,920,470	—
JPMorgan International Equity Fund Class R6 Shares (a)	75,107,412	58,320,376	6,960,278	(124,952)	1,305,343	127,647,901	7,327,664	1,527,240	—
JPMorgan International Opportunities Fund Class R6 Shares (a)	74,142,288	4,873,940	82,235,631	10,203,757	(6,984,354)	—	—	—	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	—	136,115,190	5,191,679	(151,953)	(3,270,464)	127,501,094	6,948,288	1,094,084	907,378
JPMorgan Intrepid America Fund Class R6 Shares (a)	76,347,657	25,456,966	11,066,145	239,852	4,155,173	95,133,503	2,295,693	1,394,493	8,637,799
JPMorgan Intrepid International Fund Class R6 Shares (a)(b)	74,962,482	55,247,967	4,080,731	40,089	(824,073)	125,345,734	5,797,675	1,991,832	—
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	38,318,302	12,875,239	5,124,201	101,198	2,584,988	48,755,526	930,627	155,541	2,432,123
JPMorgan Realty Income Fund Class R6 Shares (a)	56,439,098	26,757,838	7,253,822	(858,981)	1,087,189	76,171,322	5,788,094	1,510,599	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	9,683,365	4,711,341	475,401	7,484	935,032	14,861,821	244,921	80,249	581,486
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	9,701,058	2,575,603	1,697,235	105,897	2,777,865	13,463,188	636,557	—	899,748
JPMorgan Small Cap Value Fund Class R6 Shares (a)	10,923,653	9,011,688	8,145,019	18,332	646,377	12,455,031	385,605	155,084	749,125
JPMorgan U.S. Equity Fund Class R6 Shares (a)	96,428,597	37,512,054	13,815,952	171,476	4,540,027	124,836,202	7,538,418	1,337,878	8,621,648
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a)(c)	—	71,210,186	51,397,344	—	—	19,812,842	19,812,842	80,329	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	24,528,574	324,678,121	349,206,695	—	—	—	—	198,935	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	122,480,406	35,224,290	19,143,219	1,371,924	14,598,199	154,531,600	5,408,876	2,125,098	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	73,823,872	22,032,128	9,682,178	416,786	4,756,473	91,347,081	2,565,929	1,157,434	845,623

Total	$1,043,948,898	$1,019,841,656	$655,144,761	$10,925,689	$38,679,770	$1,458,251,252		$21,348,817	$27,577,927

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

JPMorgan SmartRetirement 2060 Fund

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$3,229	$3,977,654	$467,346	$(7,288)	$(27,348)	$3,478,901	308,687	$39,356	$217
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	20,737	2,483,927	13,105	122	(19,003)	2,472,678	307,165	23,322	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	3,412	213,128	213,487	(2,956)	(97)	—	—	1,288	1,175
JPMorgan Emerging Economies Fund Class R6 Shares (a)	520,030	3,234,675	727,401	(41,664)	(204,260)	2,781,380	206,948	32,257	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	103,280	1,097,749	537,083	(29,947)	(34,082)	599,917	77,409	24,002	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	622,382	3,617,558	688,971	(41,493)	(85,725)	3,423,751	123,334	9,766	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	51,994	487,347	—	—	(30,539)	508,802	64,651	10,599	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	800,895	4,365,882	531,542	(8,737)	440,795	5,067,293	221,569	—	78,606
JPMorgan High Yield Fund Class R6 Shares (a)	659,187	3,137,292	376,107	546	(60,870)	3,360,048	466,026	81,106	—
JPMorgan International Equity Fund Class R6 Shares (a)	863,096	6,301,313	480,274	(38,832)	(199,782)	6,445,521	370,007	38,322	—
JPMorgan International Opportunities Fund Class R6 Shares (a)	841,679	451,809	1,334,359	82,401	(41,530)	—	—	—	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	—	6,956,123	371,304	(30,222)	(202,446)	6,352,151	346,166	27,213	22,620
JPMorgan Intrepid America Fund Class R6 Shares (a)	782,233	4,208,357	225,899	(15,811)	58,658	4,807,538	116,012	31,966	193,020
JPMorgan Intrepid International Fund Class R6 Shares (a)(b)	841,963	6,435,925	560,325	(41,213)	(222,590)	6,453,760	298,509	49,800	—
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	409,191	2,088,030	89,576	(1,481)	54,925	2,461,089	46,976	3,503	52,519
JPMorgan Realty Income Fund Class R6 Shares (a)	587,647	3,492,722	302,528	(24,823)	103,512	3,856,530	293,049	48,029	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	144,524	687,267	171,470	(3,474)	35,622	692,469	11,412	2,018	12,561
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	144,938	645,265	176,188	4,364	75,757	694,136	32,820	—	19,044
JPMorgan Small Cap Value Fund Class R6 Shares (a)	152,366	662,766	102,514	(3,159)	28,687	738,146	22,853	4,313	15,645
JPMorgan U.S. Equity Fund Class R6 Shares (a)	1,017,562	5,656,921	376,428	(13,558)	57,283	6,341,780	382,958	41,332	186,125
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a)(c)	—	6,818,998	5,408,522	—	—	1,410,476	1,410,476	4,761	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	125,126	21,199,142	21,324,268	—	—	—	—	5,272	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	1,712,406	8,914,119	2,997,750	(113,492)	389,380	7,904,663	276,677	76,084	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	759,586	3,899,306	215,936	535	69,145	4,512,636	126,759	25,368	18,447

Total	$11,167,463	$101,033,275	$37,692,383	$(330,182)	$185,492	$74,363,665		$579,677	$599,979

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	Effective July 31, 2018, the fund changed its name to the JPMorgan International Advantage Fund.
(c)	The rate shown is the current yield as of June 30, 2018.
*	Non-income producing security.

112	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses.

The amount of the transfer agency fees charged to each class of the Funds for the year ended June 30, 2018 are as follows:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement Income Fund
Transfer agency fees	$200,884	$4,002	$10,296	$12,932	$1,052	$4,739	$24,054	$11,276	$269,235
JPMorgan SmartRetirement 2020 Fund
Transfer agency fees	151,628	5,922	13,287	15,464	1,211	2,433	33,980	13,521	237,446
JPMorgan SmartRetirement 2025 Fund
Transfer agency fees	192,041	7,989	13,273	16,030	1,309	331	34,741	15,414	281,128
JPMorgan SmartRetirement 2030 Fund
Transfer agency fees	187,369	9,300	14,126	18,116	1,405	2,407	38,774	14,950	286,447
JPMorgan SmartRetirement 2035 Fund
Transfer agency fees	178,814	6,514	11,944	16,108	1,544	1,543	30,967	13,920	261,354
JPMorgan SmartRetirement 2040 Fund
Transfer agency fees	163,872	8,118	13,842	18,120	1,512	976	33,071	13,012	252,523
JPMorgan SmartRetirement 2045 Fund
Transfer agency fees	138,774	7,034	10,436	15,053	1,466	574	25,476	11,639	210,452
JPMorgan SmartRetirement 2050 Fund
Transfer agency fees	111,621	8,039	11,953	16,543	978	270	24,937	9,933	184,274
JPMorgan SmartRetirement 2055 Fund
Transfer agency fees	52,530	5,514	7,441	10,167	1,072	456	14,539	7,327	99,046
JPMorgan SmartRetirement 2060 Fund
Transfer agency fees	6,166	351	1,489	990	1,331	286	1,977	2,752	15,342

The Funds invest in Underlying Funds and certain Funds invest in ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of Underlying Funds are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
JPMorgan SmartRetirement Income Fund	$(8,109)	$4,911,920	$(4,903,811)
JPMorgan SmartRetirement 2020 Fund	—	11,983,067	(11,983,067)
JPMorgan SmartRetirement 2025 Fund	—	15,734,560	(15,734,560)
JPMorgan SmartRetirement 2030 Fund	—	18,172,901	(18,172,901)
JPMorgan SmartRetirement 2035 Fund	—	15,022,986	(15,022,986)
JPMorgan SmartRetirement 2040 Fund	—	16,260,953	(16,260,953)
JPMorgan SmartRetirement 2045 Fund	—	11,156,607	(11,156,607)
JPMorgan SmartRetirement 2050 Fund	(1)	9,005,422	(9,005,421)
JPMorgan SmartRetirement 2055 Fund	—	3,245,643	(3,245,643)
JPMorgan SmartRetirement 2060 Fund	(6)	83,638	(83,632)

The reclassifications for the Funds relate primarily to foreign currency gains or losses and investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and receives no compensation for performing such services, although the Adviser and its affiliates receive investment advisory fees from the Underlying Funds.

The Adviser reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

Prior to November 1, 2017, the Administrator paid many of the ordinary expenses incurred by the Funds in their operations including taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares (other than transfer agency and sub-transfer agency expenses), the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws. Effective November 1, 2017, these expenses are paid by the Funds.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R3
0.25%	0.75%	0.50%	0.25%

114	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2018, JPMDS retained the following amounts:

	Front-End Sales Charge	CDSC
JPMorgan SmartRetirement Income Fund	$4,427	$192
JPMorgan SmartRetirement 2020 Fund	5,192	343
JPMorgan SmartRetirement 2025 Fund	14,670	69
JPMorgan SmartRetirement 2030 Fund	14,195	158
JPMorgan SmartRetirement 2035 Fund	8,492	69
JPMorgan SmartRetirement 2040 Fund	6,273	63
JPMorgan SmartRetirement 2045 Fund	5,612	323
JPMorgan SmartRetirement 2050 Fund	6,146	655
JPMorgan SmartRetirement 2055 Fund	4,482	155
JPMorgan SmartRetirement 2060 Fund	1,465	—	(a)

(a)	Amount rounds to less than 1.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. As part of its Administration Agreement, the Administrator pays fees and certain expenses for custody and fund accounting.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A*	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
JPMorgan SmartRetirement Income Fund	0.31%	0.94%	0.19%	0.75%	0.50%	0.25%	0.10%	0.00%
JPMorgan SmartRetirement 2020 Fund	0.36	0.96	0.21	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2025 Fund	0.38	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2030 Fund	0.38	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2035 Fund	0.39	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2040 Fund	0.39	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2045 Fund	0.39	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2050 Fund	0.39	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2055 Fund	0.39	0.97	0.22	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2060 Fund	0.39	0.97	0.22	0.75	0.50	0.25	0.10	0.00

*

Prior to November 1, 2017, the contractual expense limitations for Class A Shares of SmartRetirement Income Fund, SmartRetirement 2020 Fund, SmartRetirement 2025 Fund, SmartRetirement 2030 Fund, SmartRetirement 2035 Fund, SmartRetirement 2040 Fund, SmartRetirement 2045 Fund, SmartRetirement 2050 Fund, SmartRetirement 2055 and SmartRetirement 2060 Fund, was 0.29%, 0.31%, 0.32%, 0.32%, 0.32%, 0.32%, 0.32%, 0.32%, 0.32% and 0.32%, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2018 and are in place until at least October 31, 2018.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

The Underlying Funds may impose separate service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C, Class I, Class R2, Class R3, Class R4 Shares and 0.10% for Class R5 Shares, the shareholder servicing agent will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the Underlying Funds up to 0.25% for Class A, Class C, Class I, Class R2, Class R3, Class R4 Shares and up to 0.10% with respect to Class R5 Shares. The Funds’ shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds.

For the year ended June 30, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers	Contractual Reimbursements
	Service Fees
JPMorgan SmartRetirement Income Fund	$3,020,449	$467,254
JPMorgan SmartRetirement 2020 Fund	3,239,291	582,478
JPMorgan SmartRetirement 2025 Fund	3,184,460	608,327
JPMorgan SmartRetirement 2030 Fund	3,482,182	637,156
JPMorgan SmartRetirement 2035 Fund	2,488,559	595,746
JPMorgan SmartRetirement 2040 Fund	2,455,697	584,630
JPMorgan SmartRetirement 2045 Fund	1,616,085	522,139
JPMorgan SmartRetirement 2050 Fund	1,354,284	488,698
JPMorgan SmartRetirement 2055 Fund	501,038	388,620
JPMorgan SmartRetirement 2060 Fund	20,135	245,623

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the year ended June 30, 2018, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2018, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement Income Fund	$907,607,616	$1,269,152,956	$12,067,822	$10,713,771
JPMorgan SmartRetirement 2020 Fund	1,583,382,583	2,056,852,397	19,738,428	34,225,802
JPMorgan SmartRetirement 2025 Fund	2,093,747,355	1,951,567,507	27,095,756	32,191,884
JPMorgan SmartRetirement 2030 Fund	2,537,200,083	2,433,146,054	54,878,346	93,078,478
JPMorgan SmartRetirement 2035 Fund	1,909,217,658	1,678,443,826	41,008,499	50,127,479
JPMorgan SmartRetirement 2040 Fund	1,838,675,707	1,749,979,400	41,832,154	49,274,712
JPMorgan SmartRetirement 2045 Fund	1,296,794,641	1,048,849,903	27,532,507	32,031,954
JPMorgan SmartRetirement 2050 Fund	1,206,624,933	854,121,556	23,100,416	25,762,292
JPMorgan SmartRetirement 2055 Fund	623,953,351	254,540,724	8,554,559	7,913,548
JPMorgan SmartRetirement 2060 Fund	75,935,413	13,879,744	—	—

116	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2018 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Income Fund	$3,455,010,206	$447,386,520	$47,932,515	$399,454,005
JPMorgan SmartRetirement 2020 Fund	5,990,626,034	818,399,962	106,120,899	712,279,063
JPMorgan SmartRetirement 2025 Fund	6,875,998,185	880,511,397	118,842,871	761,668,526
JPMorgan SmartRetirement 2030 Fund	7,169,995,032	1,243,428,394	95,980,465	1,147,447,929
JPMorgan SmartRetirement 2035 Fund	5,537,438,408	898,976,854	69,563,132	829,413,722
JPMorgan SmartRetirement 2040 Fund	5,275,696,629	1,099,098,525	57,700,847	1,041,397,678
JPMorgan SmartRetirement 2045 Fund	3,714,019,924	618,325,447	37,919,999	580,405,448
JPMorgan SmartRetirement 2050 Fund	3,238,368,208	525,179,089	33,502,590	491,676,499
JPMorgan SmartRetirement 2055 Fund	1,336,639,390	143,750,487	12,659,991	131,090,496
JPMorgan SmartRetirement 2060 Fund	74,488,883	1,512,233	1,222,631	289,602

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of futures contracts and wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2018 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement Income Fund	$101,763,308	$60,324,069	$162,087,377
JPMorgan SmartRetirement 2020 Fund	163,053,026	137,360,041	300,413,067
JPMorgan SmartRetirement 2025 Fund	175,381,010	137,119,045	312,500,055
JPMorgan SmartRetirement 2030 Fund	179,748,554	178,179,807	357,928,361
JPMorgan SmartRetirement 2035 Fund	134,829,159	118,498,305	253,327,464
JPMorgan SmartRetirement 2040 Fund	130,802,499	135,049,544	265,852,043
JPMorgan SmartRetirement 2045 Fund	88,447,875	77,934,853	166,382,728
JPMorgan SmartRetirement 2050 Fund	74,140,269	63,915,939	138,056,208
JPMorgan SmartRetirement 2055 Fund	27,127,927	17,250,800	44,378,727
JPMorgan SmartRetirement 2060 Fund	689,929	22,339	712,268

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2017 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distribution Paid
JPMorgan SmartRetirement Income Fund	$53,221,278	$—	$53,221,278
JPMorgan SmartRetirement 2020 Fund	159,227,609	39,206,765	198,434,374
JPMorgan SmartRetirement 2025 Fund	146,005,192	57,609,236	203,614,428
JPMorgan SmartRetirement 2030 Fund	154,649,365	58,117,945	212,767,310
JPMorgan SmartRetirement 2035 Fund	105,690,088	46,220,326	151,910,414
JPMorgan SmartRetirement 2040 Fund	102,490,093	52,929,063	155,419,156
JPMorgan SmartRetirement 2045 Fund	63,521,988	34,931,406	98,453,394
JPMorgan SmartRetirement 2050 Fund	52,122,859	29,726,119	81,848,978
JPMorgan SmartRetirement 2055 Fund	14,857,372	7,073,659	21,931,031
JPMorgan SmartRetirement 2060 Fund	40,001	—	40,001

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

As of June 30, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Income Fund	$2,393,252	$91,512,802	$399,450,597
JPMorgan SmartRetirement 2020 Fund	10,252,319	178,610,454	712,267,012
JPMorgan SmartRetirement 2025 Fund	12,783,039	182,070,181	761,667,491
JPMorgan SmartRetirement 2030 Fund	23,090,116	227,049,164	1,147,446,835
JPMorgan SmartRetirement 2035 Fund	9,945,832	156,898,676	829,392,553
JPMorgan SmartRetirement 2040 Fund	6,346,134	184,917,039	1,041,376,209
JPMorgan SmartRetirement 2045 Fund	7,390,893	99,998,163	580,404,728
JPMorgan SmartRetirement 2050 Fund	9,050,917	73,868,210	491,676,142
JPMorgan SmartRetirement 2055 Fund	2,258,277	21,029,360	131,074,751
JPMorgan SmartRetirement 2060 Fund	13,956	444,627	288,558

For the Funds, the cumulative timing differences primarily consist of mark to market of futures contracts, wash sale loss deferrals and post-October capital loss deferrals.

As of June 30, 2018, the Funds did not have any net capital loss carryforwards.

Specified ordinary losses and net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2018, the Funds deferred to July 1, 2018 specified ordinary losses and net capital losses of:

	Specified Ordinary Loss	Net Capital Loss
		Short-Term
JPMorgan SmartRetirement Income Fund	$656,832	$—
JPMorgan SmartRetirement 2020 Fund	1,088,728	—
JPMorgan SmartRetirement 2025 Fund	1,163,312	—
JPMorgan SmartRetirement 2030 Fund	2,544,373	—
JPMorgan SmartRetirement 2035 Fund	1,797,422	—
JPMorgan SmartRetirement 2040 Fund	2,055,448	—
JPMorgan SmartRetirement 2045 Fund	1,278,172	—
JPMorgan SmartRetirement 2050 Fund	1,090,091	—
JPMorgan SmartRetirement 2055 Fund	351,032	—
JPMorgan SmartRetirement 2060 Fund	—	202,698

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

118	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2018. Average borrowings from the Facility for the year ended June 30, 2018, were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
JPMorgan SmartRetirement 2020 Fund	$29,993,533	2.21%	1	$1,837
JPMorgan SmartRetirement 2030 Fund	38,253,620	2.37	2	4,963
JPMorgan SmartRetirement 2035 Fund	9,663,739	2.21	1	592
JPMorgan SmartRetirement 2040 Fund	26,136,531	2.19	3	4,575
JPMorgan SmartRetirement 2050 Fund	14,522,670	2.02	2	1,727

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended. Prior to August 15, 2017, JPMorgan SmartRetirement 2060 Fund was not a party to the Credit Facility. This Fund was added to the Credit Facility on August 15, 2017.

The Funds had no borrowings outstanding from the Credit Facility at June 30, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2018, the Funds had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement Income Fund	5	31.0%
JPMorgan SmartRetirement 2020 Fund	5	34.9
JPMorgan SmartRetirement 2025 Fund	4	35.3
JPMorgan SmartRetirement 2030 Fund	4	33.6
JPMorgan SmartRetirement 2035 Fund	4	35.4
JPMorgan SmartRetirement 2040 Fund	5	34.6
JPMorgan SmartRetirement 2045 Fund	4	37.9
JPMorgan SmartRetirement 2050 Fund	4	35.9
JPMorgan SmartRetirement 2055 Fund	4	39.8
JPMorgan SmartRetirement 2060 Fund	4	38.8

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

As of June 30, 2018, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Commodities Strategy Fund	77.2%
JPMorgan Core Bond Fund	23.8
JPMorgan Core Plus Bond Fund	29.7
JPMorgan Emerging Economies Fund	69.7
JPMorgan Emerging Markets Debt Fund	52.9
JPMorgan Emerging Markets Equity Fund	36.3
JPMorgan Emerging Markets Strategic Debt Fund	66.9
JPMorgan Floating Rate Income Fund	11.4
JPMorgan Growth Advantage Fund	29.5
JPMorgan High Yield Fund	27.7
JPMorgan Inflation Managed Bond Fund	37.0
JPMorgan International Equity Fund	75.4
JPMorgan International Research Enhanced Equity Fund	60.7
JPMorgan Intrepid America Fund	59.9
JPMorgan Intrepid International Fund (a)	92.9
JPMorgan Mid Cap Equity Fund	47.7
JPMorgan Realty Income Fund	85.5
JPMorgan Small Cap Growth Fund	14.9
JPMorgan Small Cap Value Fund	18.9
JPMorgan U.S. Equity Fund	22.2
JPMorgan U.S. Research Enhanced Equity Fund	64.0
JPMorgan Value Advantage Fund	20.9

(a)	Effective July 31, 2018, the fund changed its name to the JPMorgan International Advantage Fund.

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities; equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

8. Investment Company Reporting Modernization

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of June 30, 2018. The adoption had no effect on the Funds’ net assets or results of operations.

9. Business Combinations

On February 15, 2017, the Board of Trustees of the Trust approved the Plan of Reorganization of JPMorgan SmartRetirement 2015 Fund (the “Target Fund”) into JPMorgan SmartRetirement Income Fund (the “Acquiring Fund”). The purpose of the transaction was to combine two portfolios with

120	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

comparable investment objectives and strategies. The reorganization was effective after the close of business on June 23, 2017. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C, Class I, Class R2, Class R5 and Class R6 shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $2,033,935,184 and identified cost of approximately $1,756,426,542 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of June 23, 2017, the Target Fund did not have capital loss carryforwards.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
JPMorgan SmartRetirement 2015 Fund				$277,508,245
Class A	32,830,376	$598,586,398	$18.23
Class C	1,292,451	23,397,107	18.10
Class I	13,069,016	238,699,040	18.26
Class R2	6,394,102	116,244,140	18.18
Class R5	52,654,087	962,616,760	18.28
Class R6	10,800,952	197,448,962	18.28

Acquiring Fund
JPMorgan SmartRetirement Income Fund				$251,636,474
Class A	37,769,816	$687,955,746	$18.21
Class C	1,133,854	20,572,111	18.14
Class I	18,405,223	335,822,553	18.25
Class R2	6,329,836	115,048,596	18.18
Class R3	135,188	2,456,871	18.17
Class R4	1,160	21,166	18.24
Class R5	52,232,908	954,646,988	18.28
Class R6	14,944,926	273,123,565	18.28

Post Reorganization
JPMorgan SmartRetirement Income Fund				$529,144,719
Class A	70,633,176	$1,286,542,144	$18.21
Class C	2,423,412	43,969,218	18.14
Class I	31,487,490	574,521,593	18.25
Class R2	12,725,451	231,292,736	18.18
Class R3	135,188	2,456,871	18.17
Class R4	1,160	21,166	18.24
Class R5	104,901,977	1,917,263,748	18.28
Class R6	25,749,069	470,572,527	18.28

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

Assuming the reorganization had been completed on July 1, 2016, the beginning of the annual reporting period, the pro forma results of operations for the year ended June 30, 2017, are as follows:

Net investment income (loss)	$100,746,825
Net realized/unrealized gains (losses)	$220,516,162

Change in net assets resulting from operations	$321,262,987

Because the combined investment portfolios were managed as a single integrated portfolio since the reorganization was completed, it was not practicable to separate the amounts of revenue and earnings of the Target Fund that were included on the Statements of Operations since June 23, 2017.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	121

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund, JPMorgan SmartRetirement 2055 Fund and JPMorgan SmartRetirement 2060 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund, JPMorgan SmartRetirement 2055 Fund and JPMorgan SmartRetirement 2060 Fund (ten of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the “Funds”) as of June 30, 2018, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2018, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

JPMorgan SmartRetirement Income Fund,

JPMorgan SmartRetirement 2020 Fund,

JPMorgan SmartRetirement 2025 Fund,

JPMorgan SmartRetirement 2030 Fund,

JPMorgan SmartRetirement 2035 Fund,

JPMorgan SmartRetirement 2040 Fund,

JPMorgan SmartRetirement 2045 Fund,

JPMorgan SmartRetirement 2050 Fund and

JPMorgan SmartRetirement 2055 Fund

Statements of operations for the year ended June 30, 2018 and the statements of changes in net assets for each of the two years in the period ended June 30, 2018,
JPMorgan SmartRetirement 2060 Fund	Statement of operations for the year ended June 30, 2018 and the statement of changes in net assets for the year ended June 30, 2018 and for the period August 31, 2016 (commencement of operations) through June 30, 2017

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 28, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

122	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	135	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer (2014-2017), President and Chief Operating Officer, NYLIFE Distributors LLC (registered broker-dealer) (2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); President (2015-2017), Co-President (2014-2015) and Senior Managing Director, New York Life Investment Management LLC (registered investment adviser) (2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (formerly MainStay VP Series Fund, Inc.) (registered investment companies) (2007-2017); President, MainStay DefinedTerm Municipal Opportunities Fund (registered investment company) (2011-2017); President, MainStay Funds Trust (registered investment companies) (2009-2017); President, The MainStay Funds (registered investment companies) (2007-2017).	135	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	135	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	135	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	135	None

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	135	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-2017; Advisory Board Member, Betterment for Business (2016-2017) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-2017) (index creator); Member, Russell Index Client Advisory Board (2001-2015); Advisory Board Member, State Street Global Advisors’ OCIO Board (2017-present).

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	123

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	135	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	135	None

Marilyn McCoy*** (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	135	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	135	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	135	Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Trout Unlimited (2017-present).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	135	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	135	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (135 funds).

124	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	125

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Noah Greenhill (1969), Secretary (2018)	Managing Director and General Counsel, JPMorgan Asset Management (2015 – Present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

126	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2018, and continued to hold your shares at the end of the reporting period, June 30, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Income Fund
Class A
Actual	$1,000.00	$988.10	$1.53	0.31%
Hypothetical	1,000.00	1,023.26	1.56	0.31
Class C
Actual	1,000.00	984.90	4.63	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class I
Actual	1,000.00	988.20	0.94	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19
Class R2
Actual	1,000.00	985.90	3.69	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	986.80	2.46	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	987.70	1.23	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	988.70	0.49	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	989.20	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	127

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2020 Fund
Class A
Actual	$1,000.00	$988.00	$1.77	0.36%
Hypothetical	1,000.00	1,023.01	1.81	0.36
Class C
Actual	1,000.00	984.90	4.72	0.96
Hypothetical	1,000.00	1,020.03	4.81	0.96
Class I
Actual	1,000.00	988.80	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Class R2
Actual	1,000.00	986.50	3.69	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	987.50	2.46	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	988.40	1.23	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	989.30	0.49	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	989.90	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

JPMorgan SmartRetirement 2025 Fund
Class A
Actual	1,000.00	988.30	1.87	0.38
Hypothetical	1,000.00	1,022.91	1.91	0.38
Class C
Actual	1,000.00	985.30	4.77	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class I
Actual	1,000.00	989.10	1.09	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R2
Actual	1,000.00	986.50	3.69	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	987.90	2.46	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	988.40	1.23	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	989.20	0.49	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	989.70	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

128	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2030 Fund
Class A
Actual	$1,000.00	$989.00	$1.87	0.38%
Hypothetical	1,000.00	1,022.91	1.91	0.38
Class C
Actual	1,000.00	986.40	4.78	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class I
Actual	1,000.00	989.80	1.09	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R2
Actual	1,000.00	987.60	3.70	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	988.50	2.47	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	990.00	1.23	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	990.90	0.49	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	991.00	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

JPMorgan SmartRetirement 2035 Fund
Class A
Actual	1,000.00	986.50	1.92	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class C
Actual	1,000.00	983.50	4.77	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class I
Actual	1,000.00	987.40	1.08	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R2
Actual	1,000.00	984.70	3.69	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	986.00	2.46	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	987.20	1.23	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	987.50	0.49	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	988.50	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	129

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2040 Fund
Class A
Actual	$1,000.00	$987.30	$1.92	0.39%
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class C
Actual	1,000.00	984.10	4.77	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class I
Actual	1,000.00	987.80	1.08	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R2
Actual	1,000.00	985.50	3.69	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	986.80	2.46	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	987.50	1.23	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	988.80	0.49	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	989.40	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

JPMorgan SmartRetirement 2045 Fund
Class A
Actual	1,000.00	987.10	1.92	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class C
Actual	1,000.00	984.00	4.77	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class I
Actual	1,000.00	988.50	1.08	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R2
Actual	1,000.00	985.70	3.69	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	986.70	2.46	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	988.30	1.23	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	988.60	0.49	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	989.10	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

130	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2050 Fund
Class A
Actual	$1,000.00	$987.10	$1.92	0.39%
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class C
Actual	1,000.00	984.50	4.77	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class I
Actual	1,000.00	988.40	1.08	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R2
Actual	1,000.00	985.70	3.69	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	986.60	2.46	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	988.20	1.23	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	989.00	0.49	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	989.60	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

JPMorgan SmartRetirement 2055 Fund
Class A
Actual	1,000.00	987.50	1.92	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class C
Actual	1,000.00	984.10	4.77	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class I
Actual	1,000.00	987.90	1.08	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R2
Actual	1,000.00	985.30	3.69	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	986.70	2.46	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	987.60	1.23	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	988.90	0.49	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	989.00	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	131

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2060 Fund
Class A
Actual	$1,000.00	$988.40	$1.92	0.39%
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class C
Actual	1,000.00	985.50	4.78	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class I
Actual	1,000.00	988.60	1.08	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R2
Actual	1,000.00	986.50	3.69	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	987.20	2.46	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	988.60	1.23	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	989.70	0.49	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	990.10	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period).

132	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2018

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2018:

Dividends Received Deduction
JPMorgan SmartRetirement Income Fund	13.19%
JPMorgan SmartRetirement 2020 Fund	16.15
JPMorgan SmartRetirement 2025 Fund	18.87
JPMorgan SmartRetirement 2030 Fund	22.78
JPMorgan SmartRetirement 2035 Fund	25.06
JPMorgan SmartRetirement 2040 Fund	28.36
JPMorgan SmartRetirement 2045 Fund	27.88
JPMorgan SmartRetirement 2050 Fund	27.87
JPMorgan SmartRetirement 2055 Fund	27.23
JPMorgan SmartRetirement 2060 Fund	29.06

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2018:

Long-Term Capital Gain Distribution
JPMorgan SmartRetirement Income Fund	$60,324,069
JPMorgan SmartRetirement 2020 Fund	137,360,041
JPMorgan SmartRetirement 2025 Fund	137,119,045
JPMorgan SmartRetirement 2030 Fund	178,179,807
JPMorgan SmartRetirement 2035 Fund	118,498,305
JPMorgan SmartRetirement 2040 Fund	135,049,544
JPMorgan SmartRetirement 2045 Fund	77,934,853
JPMorgan SmartRetirement 2050 Fund	63,915,939
JPMorgan SmartRetirement 2055 Fund	17,250,800
JPMorgan SmartRetirement 2060 Fund	22,339

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2018:

Qualified Dividend Income
JPMorgan SmartRetirement Income Fund	$36,064,200
JPMorgan SmartRetirement 2020 Fund	70,171,326
JPMorgan SmartRetirement 2025 Fund	82,199,143
JPMorgan SmartRetirement 2030 Fund	98,809,606
JPMorgan SmartRetirement 2035 Fund	75,921,946
JPMorgan SmartRetirement 2040 Fund	80,683,426
JPMorgan SmartRetirement 2045 Fund	51,780,996
JPMorgan SmartRetirement 2050 Fund	43,836,465
JPMorgan SmartRetirement 2055 Fund	15,456,792
JPMorgan SmartRetirement 2060 Fund	460,138

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2018, the Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses cannot be quantified until Underlying Funds complete reporting for the calendar year in progress. Amounts for the fiscal year ended June 30, 2018 will be disclosed in the semi-annual report for the period ended December 31, 2018.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT FUNDS	133

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. June 2018.	AN-SR-618

Annual Report

JPMorgan SmartRetirement® Blend Funds

June 30, 2018

JPMorgan SmartRetirement® Blend Income Fund

JPMorgan SmartRetirement® Blend 2020 Fund

JPMorgan SmartRetirement® Blend 2025 Fund

JPMorgan SmartRetirement® Blend 2030 Fund

JPMorgan SmartRetirement® Blend 2035 Fund

JPMorgan SmartRetirement® Blend 2040 Fund

JPMorgan SmartRetirement® Blend 2045 Fund

JPMorgan SmartRetirement® Blend 2050 Fund

JPMorgan SmartRetirement® Blend 2055 Fund

JPMorgan SmartRetirement® Blend 2060 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 1, 2018 (Unaudited)

Dear Shareholder,

The U.S. economy largely outpaced growth in other developed market nations during the twelve months ended June 30, 2018, and U.S. equity markets provided strong returns on the back of record corporate profits and historically low interest rates.

“Corporate earnings for the first and second quarters of 2018 reached record highs, with a sizeable majority of companies reporting better-than-expected results.” — George C.W. Gatch

During the first half of the reporting period, synchronized global economic growth helped the U.S. economy achieve its second-longest expansion on record. By the final months of 2017, U.S. unemployment had fallen to 4.1% and U.S. consumer confidence rose to its highest levels in nearly 17 years. Notably, U.S. equity prices climbed to record highs in every month from June through December and financial market volatility remained at historically low levels. In response to a tightening labor market and early signs of inflationary pressure, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2017.

In January 2018, U.S. equity prices continued to rise, aided somewhat by recently-enacted tax cut legislation. The Standard & Poor’s 500 Index (the “S&P 500”) reached fourteen record closing highs during the month, the last on January 26th.

Early February 2018 was marked by a sharp sell-off in both equities and bonds in the U.S., and the selling quickly spread to other financial markets. Stronger-than-expected economic data sparked investor fears of rapidly rising inflation and accelerated interest rate increases by the Fed. Over several days, the S&P 500 lost more than 10% of its value, a decline that was one of the fastest peak-to-trough drops in the history of the index. The sell-off in bonds led to a spike in yields on benchmark 10-year U.S. Treasury bonds that further roiled markets.

While U.S. equity prices had rebounded somewhat by the end of the reporting period, leading equity indexes never fully recovered. Financial market volatility rose sharply during the February sell-off and remained elevated through June 2018.

Meanwhile, the U.S. economy continued to expand in 2018, even as signs emerged of economic sluggishness in Europe and weakness in select emerging market nations. U.S. GDP rose 2.2% in the first quarter before jumping an estimated 4.1% in the second quarter, the largest increase in nearly four years. Corporate earnings for the first and second quarters of 2018 reached record levels, with a sizeable majority of companies reporting better-than-expected results. In response, the Fed raised interest rates again in March and June.

However, the U.S. imposition of import tariffs on billions of dollars’ worth of goods, and reciprocal trade sanctions from China and other leading U.S. trading partners, increasingly weighed on global financial markets in the first half of 2018. The economies of China, Japan, the European Union and the U.K. are more dependent on exports than the U.S., and the impact of a potentially escalating trade war on the global economy remained a concern among policy makers, economists and investors.

At the end of the reporting period, the world’s leading economies appeared to be on pace for continued, moderate growth. The outlook for corporate earnings remained positive amid tame inflationary pressure, historically low interest rates and buoyant consumer demand. While the Fed was further along in its monetary tightening cycle than its counterparts in other developed markets, the European Central Bank, the Bank of England and the Bank of Japan were all moving in some measure to reduce economic stimulus.

We believe that investors who hold a properly diversified portfolio and a long-term outlook may benefit from a largely positive environment for economic growth and financial markets. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	1

JPMorgan SmartRetirement® Blend Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

Fund	Fund Return*	Broad Based Securities Market Index Return	Broad Based Securities Market Index Name	Fund Net Assets as of June 30, 2018

JPMorgan SmartRetirement® Blend Income Fund	4.35%	4.23%	S&P Target Date Retirement Income Index	$386,667,206

JPMorgan SmartRetirement® Blend 2020 Fund	5.57%	6.27%	S&P Target Date 2020 Index	$747,069,047

JPMorgan SmartRetirement® Blend 2025 Fund	6.54%	7.38%	S&P Target Date 2025 Index	$869,432,181

JPMorgan SmartRetirement® Blend 2030 Fund	7.58%	8.47%	S&P Target Date 2030 Index	$910,171,817

JPMorgan SmartRetirement® Blend 2035 Fund	8.35%	9.47%	S&P Target Date 2035 Index	$726,640,297

JPMorgan SmartRetirement® Blend 2040 Fund	9.13%	10.20%	S&P Target Date 2040 Index	$668,948,035

JPMorgan SmartRetirement® Blend 2045 Fund	9.27%	10.55%	S&P Target Date 2045 Index	$510,053,277

JPMorgan SmartRetirement® Blend 2050 Fund	9.26%	10.85%	S&P Target Date 2050 Index	$368,052,558

JPMorgan SmartRetirement® Blend 2055 Fund	9.23%	10.96%	S&P Target Date 2055 Index	$171,060,721

JPMorgan SmartRetirement® Blend 2060 Fund	9.45%	11.17%	S&P Target Date 2060+ Index	$13,863,825

*	Returns for all Funds are based on Class R6 Shares. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Blend Income Fund
Fixed Income	57.6%
U.S. Equity	19.7
International Equity	14.1
Short-Term Investments	4.6
Alternative Assets	3.6
U.S. Treasury Obligations	0.4

JPMorgan SmartRetirement® Blend 2020 Fund
Fixed Income	51.5%
U.S. Equity	24.7
International Equity	17.9
Alternative Assets	3.5
Short-Term Investments	2.0
U.S. Treasury Obligations	0.4

JPMorgan SmartRetirement® Blend 2025 Fund
Fixed Income	41.7%
U.S. Equity	29.8
International Equity	22.9
Alternative Assets	3.6
Short-Term Investments	1.6
U.S. Treasury Obligations	0.4

JPMorgan SmartRetirement® Blend 2030 Fund
U.S. Equity	35.2%
Fixed Income	32.0
International Equity	26.6
Alternative Assets	4.0
Short-Term Investments	1.8
U.S. Treasury Obligations	0.4

JPMorgan SmartRetirement® Blend 2035 Fund
U.S. Equity	39.4%
International Equity	30.1
Fixed Income	23.7
Alternative Assets	4.6
Short-Term Investments	1.8
U.S. Treasury Obligations	0.4

JPMorgan SmartRetirement® Blend 2040 Fund
U.S. Equity	43.2%
International Equity	32.8
Fixed Income	16.8
Alternative Assets	5.0
Short-Term Investments	1.8
U.S. Treasury Obligations	0.4

JPMorgan SmartRetirement® Blend 2045 Fund
U.S. Equity	44.4%
International Equity	33.9
Fixed Income	14.1
Alternative Assets	5.1
Short-Term Investments	2.0
U.S. Treasury Obligations	0.5

JPMorgan SmartRetirement® Blend 2050 Fund
U.S. Equity	44.5%
International Equity	33.9
Fixed Income	14.1
Alternative Assets	5.2
Short-Term Investments	1.8
U.S. Treasury Obligations	0.5

JPMorgan SmartRetirement® Blend 2055 Fund
U.S. Equity	44.6%
International Equity	33.9
Fixed Income	13.9
Alternative Assets	5.1
Short-Term Investments	2.0
U.S. Treasury Obligations	0.5

JPMorgan SmartRetirement® Blend 2060 Fund
U.S. Equity	48.0%
International Equity	35.2
Fixed Income	11.2
Alternative Assets	5.2
Short-Term Investments	0.4

*	The percentages indicated are based on total investments as of June 30, 2018. Each Fund’s portfolio composition is subject to change.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	3

JPMorgan SmartRetirement® Blend Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement dates.

HOW DID THE MARKET PERFORM?

Overall, equity prices were supported by synchronized global growth, rising corporate profits and accommodative policies from leading central banks. While the U.S. Federal Reserve raised interest rates twice during the first half of 2018, interest rates remained relatively low by historical standards. The Standard & Poor’s 500 Index (the “S&P 500”) reached record high closings in every month from July 2017 through January 2018.

In early February 2018, both equity and bond prices fell sharply. The S&P 500 lost more than 10% of its value over nine trading sessions and yields on 10-year U.S. Treasury bonds, which serve as a benchmark for a broad range of financial assets, spiked higher. While equity markets rebounded somewhat in subsequent weeks, financial market volatility remained elevated through June 2018.

Overall, U.S. equities outperformed other developed market and emerging markets equities. Fixed income securities experienced positive but lackluster returns. High yield bonds (also known as “junk bonds”) slightly outperformed both investment grade corporate bonds and U.S. Treasury bonds.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

The Class R6 Shares of the SmartRetirement Blend 2020 Fund, SmartRetirement Blend 2025 Fund, SmartRetirement Blend 2030 Fund, SmartRetirement Blend 2035 Fund, SmartRetirement Blend 2040 Fund, SmartRetirement Blend 2045 Fund, SmartRetirement Blend 2050 Fund, SmartRetirement Blend 2055 Fund and SmartRetirement Blend 2060 Fund underperformed their respective S&P Target Date Indexes for the twelve month reporting period.

The Class R6 Shares of the SmartRetirement Blend Income Fund outperformed its respective S&P Target Date Index for the twelve month reporting period.

In terms of manager selection, the Funds’ investments in the JPMorgan Emerging Economies Fund detracted from performance relative to their respective benchmark indexes. However, the Funds’ investments in the JPMorgan Core Bond Fund and JPMorgan Core Plus Bond Fund made positive contributions to relative performance.

The Funds’ reduced strategic allocation to underlying funds that focused on total U.S. equity and the Funds’ increased strategic allocation to emerging markets debt and real estate investment trusts detracted from absolute performance. Conversely, the Funds’ increased strategic allocation to high yield bonds made a positive contribution to absolute performance. From a tactical perspective, the Funds’ positioning in U.S. large cap equity, U.S. small cap equity and Japanese equity helped absolute performance, while the Funds’ positioning in U.S. core fixed income detracted from absolute performance.

Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolios in accordance with those targets. Tactical asset allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term investment opportunities.

HOW WERE THE FUNDS POSITIONED?

The Funds primarily invested in underlying J.P. Morgan Funds and third-party exchange-traded funds to implement the asset allocation views of the Funds’ portfolio managers. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the JPMorgan SmartRetirement Blend portfolios. Relative to their respective S&P Target Date indexes, the Funds invested across a broader range of asset classes.

The Funds’ portfolio managers believed that this diversification would help manage market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that they believed have had historically lower correlations to the broader fixed income and equity markets. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement tactical asset allocations.

*	The adviser seeks to achieve the Funds’ objectives. There can be no guarantee they will be achieved.

4	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement® Blend Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		(0.82)%	3.72%	3.91%
Without Sales Charge		3.83	4.68	4.72
CLASS C SHARES	July 2, 2012
With CDSC**		2.26	4.08	4.12
Without CDSC		3.26	4.08	4.12
CLASS I SHARES	July 2, 2012	4.09	4.88	4.91
CLASS R2 SHARES	July 2, 2012	3.57	4.41	4.45
CLASS R3 SHARES	May 31, 2017	3.81	4.71	4.74
CLASS R4 SHARES	May 31, 2017	4.10	4.98	5.01
CLASS R5 SHARES	July 2, 2012	4.21	5.07	5.10
CLASS R6 SHARES	July 2, 2012	4.35	5.13	5.17

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend Income Fund, the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average from July 2, 2012 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date Retirement Income Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target Today Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Income Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date Retirement Income Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date Retirement Income Index was discontinued. As a result, performance for the S&P Target Date Retirement Income Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	5

JPMorgan SmartRetirement® Blend Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement® Blend 2020 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		0.38%	5.35%	5.95%
Without Sales Charge		5.11	6.33	6.77
CLASS C SHARES	July 2, 2012
With CDSC**		3.53	5.74	6.16
Without CDSC		4.53	5.74	6.16
CLASS I SHARES	July 2, 2012	5.32	6.53	6.96
CLASS R2 SHARES	July 2, 2012	4.79	6.06	6.50
CLASS R3 SHARES	May 31, 2017	5.07	6.36	6.79
CLASS R4 SHARES	May 31, 2017	5.32	6.63	7.06
CLASS R5 SHARES	July 2, 2012	5.49	6.72	7.16
CLASS R6 SHARES	July 2, 2012	5.57	6.79	7.22

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2020 Fund, the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from July 2, 2012 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2020 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2020 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2020 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2020 Index was discontinued. As a result, performance for the S&P Target Date 2020 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	7

JPMorgan SmartRetirement® Blend 2020 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement® Blend 2025 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		1.25%	6.17%	6.89%
Without Sales Charge		6.01	7.16	7.72
CLASS C SHARES	July 2, 2012
With CDSC**		4.43	6.55	7.11
Without CDSC		5.43	6.55	7.11
CLASS I SHARES	July 2, 2012	6.27	7.36	7.92
CLASS R2 SHARES	July 2, 2012	5.72	6.88	7.44
CLASS R3 SHARES	May 31, 2017	5.94	7.19	7.75
CLASS R4 SHARES	May 31, 2017	6.23	7.46	8.02
CLASS R5 SHARES	July 2, 2012	6.45	7.54	8.12
CLASS R6 SHARES	July 2, 2012	6.54	7.62	8.18

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Index from July 2, 2012 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2025 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2025 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2025 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2025 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2025 Index was discontinued. As a result, performance for the S&P Target Date 2025 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2025 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	9

JPMorgan SmartRetirement® Blend 2025 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement® Blend 2030 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		2.25%	6.95%	7.76%
Without Sales Charge		7.05	7.94	8.60
CLASS C SHARES	July 2, 2012
With CDSC**		5.52	7.32	7.98
Without CDSC		6.52	7.32	7.98
CLASS I SHARES	July 2, 2012	7.32	8.14	8.79
CLASS R2 SHARES	July 2, 2012	6.78	7.66	8.32
CLASS R3 SHARES	May 31, 2017	7.05	7.97	8.62
CLASS R4 SHARES	May 31, 2017	7.33	8.24	8.89
CLASS R5 SHARES	July 2, 2012	7.50	8.33	8.99
CLASS R6 SHARES	July 2, 2012	7.58	8.41	9.06

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2030 Fund, the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from July 2, 2012 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2030 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2030 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2030 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2030 Index was discontinued. As a result, performance for the S&P Target Date 2030 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	11

JPMorgan SmartRetirement® Blend 2030 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement® Blend 2035 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		2.94%	7.48%	8.42%
Without Sales Charge		7.81	8.48	9.26
CLASS C SHARES	July 2, 2012
With CDSC**		6.29	7.88	8.64
Without CDSC		7.29	7.88	8.64
CLASS I SHARES	July 2, 2012	8.09	8.67	9.45
CLASS R2 SHARES	July 2, 2012	7.55	8.20	8.98
CLASS R3 SHARES	May 31, 2017	7.79	8.51	9.29
CLASS R4 SHARES	May 31, 2017	8.09	8.79	9.57
CLASS R5 SHARES	July 2, 2012	8.26	8.88	9.66
CLASS R6 SHARES	July 2, 2012	8.35	8.95	9.73

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2035 Fund, the S&P Target Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Index from July 2, 2012 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2035 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2035 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2035 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2035 Index is comprised of underlying indices of securities. Effective May 31, 2017, prior version of the S&P Target Date 2035 Index was discontinued. As a result, performance for the S&P Target Date 2035 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2035 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	13

JPMorgan SmartRetirement® Blend 2035 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement® Blend 2040 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		3.69%	7.98%	8.89%
Without Sales Charge		8.59	8.98	9.73
CLASS C SHARES	July 2, 2012
With CDSC**		7.06	8.37	9.12
Without CDSC		8.06	8.37	9.12
CLASS I SHARES	July 2, 2012	8.87	9.19	9.94
CLASS R2 SHARES	July 2, 2012	8.33	8.70	9.46
CLASS R3 SHARES	May 31, 2017	8.57	9.01	9.76
CLASS R4 SHARES	May 31, 2017	8.88	9.29	10.04
CLASS R5 SHARES	July 2, 2012	9.04	9.39	10.14
CLASS R6 SHARES	July 2, 2012	9.13	9.45	10.20

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Index from July 2, 2012 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2040 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2040 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2040 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2040 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2040 Index was discontinued. As a result, performance for the S&P Target Date 2040 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2040 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	15

JPMorgan SmartRetirement® Blend 2040 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement® Blend 2045 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		3.81%	7.98%	8.90%
Without Sales Charge		8.69	8.98	9.74
CLASS C SHARES	July 2, 2012
With CDSC**		7.16	8.38	9.12
Without CDSC		8.16	8.38	9.12
CLASS I SHARES	July 2, 2012	9.01	9.19	9.94
CLASS R2 SHARES	July 2, 2012	8.47	8.71	9.47
CLASS R3 SHARES	May 31, 2017	8.75	9.02	9.78
CLASS R4 SHARES	May 31, 2017	8.98	9.29	10.04
CLASS R5 SHARES	July 2, 2012	9.19	9.39	10.15
CLASS R6 SHARES	July 2, 2012	9.27	9.48	10.23

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2045 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Index from July 2, 2012 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2045 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2045 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2045 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2045 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2045 Index was discontinued. As a result, performance for the S&P Target Date 2045 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2045 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	17

JPMorgan SmartRetirement® Blend 2045 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement® Blend 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		3.85%	7.99%	8.91%
Without Sales Charge		8.72	8.99	9.76
CLASS C SHARES	July 2, 2012
With CDSC**		7.19	8.39	9.13
Without CDSC		8.19	8.39	9.13
CLASS I SHARES	July 2, 2012	9.00	9.20	9.96
CLASS R2 SHARES	July 2, 2012	8.46	8.73	9.48
CLASS R3 SHARES	May 31, 2017	8.74	9.03	9.80
CLASS R4 SHARES	May 31, 2017	9.01	9.31	10.07
CLASS R5 SHARES	July 2, 2012	9.13	9.40	10.16
CLASS R6 SHARES	July 2, 2012	9.26	9.47	10.23

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2050 Fund, the S&P Target Date 2050 Index and the Lipper Mixed-Asset Target 2050 Funds Index from July 2, 2012 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2050 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2050 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. Effective June 1, 2017, the S&P Target Date 2050 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2050 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2050 Index was discontinued. As a result, performance for the S&P Target Date 2050 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2050 Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	19

JPMorgan SmartRetirement® Blend 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement® Blend 2055 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		3.74%	7.93%	8.84%
Without Sales Charge		8.64	8.93	9.68
CLASS C SHARES	July 2, 2012
With CDSC**		7.11	8.32	9.06
Without CDSC		8.11	8.32	9.06
CLASS I SHARES	July 2, 2012	8.93	9.14	9.89
CLASS R2 SHARES	July 2, 2012	8.38	8.65	9.41
CLASS R3 SHARES	May 31, 2017	8.66	8.96	9.71
CLASS R4 SHARES	May 31, 2017	8.94	9.23	9.99
CLASS R5 SHARES	July 2, 2012	9.05	9.33	10.08
CLASS R6 SHARES	July 2, 2012	9.23	9.41	10.16

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2055 Fund, the S&P Target Date 2055 Index and the Lipper Mixed-Asset Target 2055+ Funds Index from July 2, 2012 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2055 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2055 Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2055 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2055 Index was discontinued. As a result, performance for the S&P Target Date 2055 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2055+ Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	21

JPMorgan SmartRetirement® Blend 2055 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement® Blend 2060 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2018

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2016
With Sales Charge*		4.01%	8.19%
Without Sales Charge		8.90	10.96
CLASS C SHARES	August 31, 2016
With CDSC**		7.34	10.41
Without CDSC		8.34	10.41
CLASS I SHARES	August 31, 2016	9.18	11.24
CLASS R2 SHARES	August 31, 2016	8.63	10.69
CLASS R3 SHARES	May 31, 2017	8.85	10.96
CLASS R4 SHARES	May 31, 2017	9.13	11.24
CLASS R5 SHARES	August 31, 2016	9.36	11.43
CLASS R6 SHARES	August 31, 2016	9.45	11.51

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/16 TO 6/30/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2016.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2060 Fund, the S&P Target Date 2060+ Index and the Lipper Mixed-Asset Target 2055+ Funds Index from August 31, 2016 to June 30, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2060+ Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2060+ Index was comprised of exchange traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, S&P Target Date 2060+ Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2060+ Index was discontinued. As a result, performance for the S&P Target Date 2060+ Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. The Lipper Mixed-Asset Target 2055+ Funds Index is an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	23

JPMorgan SmartRetirement® Blend 2060 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2018 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 65.2%
Alternative Assets — 2.5%
JPMorgan Commodities Strategy Fund Class R6 Shares (a)	594,333	5,414,376
JPMorgan Realty Income Fund Class R6 Shares (a)	333,153	4,384,299

Total Alternative Assets		9,798,675

Fixed Income — 46.7%
JPMorgan Core Bond Fund Class R6 Shares (a)	7,599,036	85,641,137
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	5,421,920	43,646,460
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	922,401	7,148,604
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	761,267	5,991,171
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	1,235,861	11,530,579
JPMorgan High Yield Fund Class R6 Shares (a)	3,629,022	26,165,249

Total Fixed Income		180,123,200

U.S. Equity — 16.0%
JPMorgan Equity Index Fund Class R6 Shares (a)	1,488,497	62,040,556

Total Investment Companies (Cost $255,806,682)		251,962,431

Exchange Traded Funds — 30.1%
Alternative Assets — 1.0%
Schwab U.S. REIT ETF	95,751	4,000,477

Fixed Income — 11.3%
iShares Core U.S. Aggregate Bond ETF	132,443	14,081,340
iShares TIPS Bond ETF	259,381	29,276,333

Total Fixed Income		43,357,673

INVESTMENTS	SHARES	VALUE($)

International Equity — 14.1%
iShares Core MSCI EAFE ETF	654,234	41,458,809
iShares Core MSCI Emerging Markets ETF	253,142	13,292,486

Total International Equity		54,751,295

U.S. Equity — 3.7%
iShares Russell 2000 ETF	35,677	5,842,822
iShares Russell Mid-Cap ETF	39,727	8,427,686

Total U.S. Equity		14,270,508

Total Exchange Traded Funds (Cost $112,559,896)		116,379,953

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.4%
U.S. Treasury Notes 1.13%, 1/31/2019 (b) (Cost $1,672,005)	1,680,000	1,669,566

	SHARES
Short-Term Investments — 4.6%
Investment Companies — 4.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86%, (a) (c) (Cost $17,706,320)	17,706,320	17,706,320

Total Investments — 100.3% (Cost $387,744,903)		387,718,270
Liabilities in Excess of Other Assets — (0.3%)		(1,051,064)

NET ASSETS — 100.0%		$386,667,206

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	25

JPMorgan SmartRetirement Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

Futures contracts outstanding as of June 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Hang Seng Index	5	07/2018	HKD	912,784	395
Australia 10 Year Bond	37	09/2018	AUD	3,542,162	46,297
MSCI Emerging Markets E-Mini Index	74	09/2018	USD	3,934,210	(206,353)
S&P 500 E-Mini Index	45	09/2018	USD	6,123,600	(135,006)
TOPIX Index	23	09/2018	JPY	3,587,703	(98,076)
U.S. Treasury 10 Year Note	114	09/2018	USD	13,697,812	92,430

					(300,313)

Short Contracts
Canada 10 Year Bond	(37)	09/2018	CAD	(3,847,617)	(43,804)
EURO STOXX 50 Index	(40)	09/2018	EUR	(1,579,247)	40,957
Euro-Bund	(10)	09/2018	EUR	(1,898,259)	(15,668)
Euro-Schatz	(59)	09/2018	EUR	(7,722,679)	(1,114)
SPI 200 Index	(25)	09/2018	AUD	(2,842,233)	(60,541)

					(80,170)

					(380,483)

Abbreviations

AUD	AustralianDollar
CAD	CanadianDollar
EAFE	Europe,Australasia and Far East
ETF	ExchangeTraded Fund
EUR	Euro
HKD	HongKong Dollar
JPY	JapaneseYen
MSCI	MorganStanley Capital International
REIT	RealEstate Investment Trust
SPI	AustralianSecurities Exchange
TIPS	TreasuryInflation Protected Security
TOPIX	TokyoStock Price Index
USD	UnitedStates Dollar

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2018.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 68.3%
Alternative Assets — 2.1%
JPMorgan Commodities Strategy Fund Class R6 Shares (a)	668,893	6,093,613
JPMorgan Realty Income Fund Class R6 Shares (a)	725,558	9,548,345

Total Alternative Assets		15,641,958

Fixed Income — 46.2%
JPMorgan Core Bond Fund Class R6 Shares (a)	15,197,692	171,277,993
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	10,993,571	88,498,245
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,679,205	13,013,842
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,318,387	10,375,705
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	1,645,491	15,352,428
JPMorgan High Yield Fund Class R6 Shares (a)	6,477,515	46,702,880

Total Fixed Income		345,221,093

U.S. Equity — 20.0%
JPMorgan Equity Index Fund Class R6 Shares (a)	3,578,958	149,170,956

Total Investment Companies (Cost $517,095,083)		510,034,007

Exchange Traded Funds — 29.2%
Alternative Assets — 1.4%
Schwab U.S. REIT ETF	259,059	10,823,485

Fixed Income — 5.3%
iShares Core U.S. Aggregate Bond ETF	32,649	3,471,241
iShares TIPS Bond ETF	314,625	35,511,724

Total Fixed Income		38,982,965

INVESTMENTS	SHARES	VALUE($)

International Equity — 17.8%
iShares Core MSCI EAFE ETF	1,595,314	101,095,048
iShares Core MSCI Emerging Markets ETF	614,824	32,284,408

Total International Equity		133,379,456

U.S. Equity — 4.7%
iShares Russell 2000 ETF	82,840	13,566,707
iShares Russell Mid-Cap ETF	100,371	21,292,704

Total U.S. Equity		34,859,411

Total Exchange Traded Funds (Cost $208,609,615)		218,045,317

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.4%
U.S. Treasury Notes 1.13%, 1/31/2019 (b) (Cost $3,025,233)	3,040,000	3,021,119

	SHARES
Short-Term Investments — 2.0%
Investment Companies — 2.0%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a) (c) (Cost $15,247,983)	15,247,983	15,247,983

Total Investments — 99.9% (Cost $743,977,914)		746,348,426
Other Assets Less Liabilities — 0.1%		720,621

NET ASSETS — 100.0%		$747,069,047

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	27

JPMorgan SmartRetirement Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

Futures contracts outstanding as of June 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Hang Seng Index	9	07/2018	HKD	1,643,010	707
Australia 10 Year Bond	69	09/2018	AUD	6,605,653	86,343
MSCI Emerging Markets E-Mini Index	166	09/2018	USD	8,825,390	(571,944)
S&P 500 E-Mini Index	102	09/2018	USD	13,880,160	(275,434)
TOPIX Index	44	09/2018	JPY	6,863,433	(187,624)
U.S. Treasury 10 Year Note	218	09/2018	USD	26,194,062	175,943

					(772,009)

Short Contracts
Canada 10 Year Bond	(70)	09/2018	CAD	(7,279,276)	(82,825)
EURO STOXX 50 Index	(93)	09/2018	EUR	(3,671,750)	95,240
Euro-Bund	(18)	09/2018	EUR	(3,416,866)	(28,203)
Euro-Schatz	(114)	09/2018	EUR	(14,921,786)	(2,152)
SPI 200 Index	(48)	09/2018	AUD	(5,457,087)	(115,988)

					(133,928)

					(905,937)

Abbreviations

AUD	AustralianDollar
CAD	CanadianDollar
EAFE	Europe,Australasia and Far East
ETF	ExchangeTraded Fund
EUR	Euro
HKD	HongKong Dollar
JPY	JapaneseYen
MSCI	MorganStanley Capital International
REIT	RealEstate Investment Trust
SPI	AustralianSecurities Exchange
TIPS	TreasuryInflation Protected Security
TOPIX	TokyoStock Price Index
USD	UnitedStates Dollar

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2018.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480 4111.

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 68.7%
Alternative Assets — 1.9%
JPMorgan Commodities Strategy Fund Class R6 Shares (a)	143,248	1,304,989
JPMorgan Realty Income Fund Class R6 Shares (a)	1,160,730	15,275,203

Total Alternative Assets		16,580,192

Fixed Income — 40.2%
JPMorgan Core Bond Fund Class R6 Shares (a)	15,799,440	178,059,686
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	11,520,456	92,739,670
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,794,680	13,908,772
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,368,134	10,767,214
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	822,182	7,670,957
JPMorgan High Yield Fund Class R6 Shares (a)	6,350,572	45,787,626

Total Fixed Income		348,933,925

International Equity — 2.7%
JPMorgan Emerging Economies Fund Class R6 Shares (a)	785,111	10,551,886
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	481,931	13,378,392

Total International Equity		23,930,278

U.S. Equity — 23.9%
JPMorgan Equity Index Fund Class R6 Shares (a)	4,994,412	208,167,108

Total Investment Companies (Cost $603,883,660)		597,611,503

Exchange Traded Funds — 29.5%
Alternative Assets — 1.7%
Schwab U.S. REIT ETF	354,710	14,819,784

INVESTMENTS	SHARES	VALUE($)

Fixed Income — 1.7%
iShares Core U.S. Aggregate Bond ETF	39,774	4,228,772
iShares TIPS Bond ETF	90,656	10,232,343

Total Fixed Income		14,461,115

International Equity — 20.2%
iShares Core MSCI EAFE ETF	2,376,530	150,600,705
iShares Core MSCI Emerging Markets ETF	478,266	25,113,748

Total International Equity		175,714,453

U.S. Equity — 5.9%
iShares Russell 2000 ETF	122,647	20,085,899
iShares Russell Mid-Cap ETF	147,554	31,302,105

Total U.S. Equity		51,388,004

Total Exchange Traded Funds (Cost $244,445,869)		256,383,356

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.5%
U.S. Treasury Notes 1.13%, 1/31/2019 (b) (Cost $4,035,621)	4,055,000	4,029,815

	SHARES
Short-Term Investments — 1.6%
Investment Companies — 1.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a) (c) (Cost $13,850,802)	13,850,802	13,850,802

Total Investments — 100.3% (Cost $866,215,952)		871,875,476
Liabilities in Excess of Other Assets — (0.3%)		(2,443,295)

NET ASSETS — 100.0%		$869,432,181

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	29

JPMorgan SmartRetirement Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

Futures contracts outstanding as of June 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Hang Seng Index	11	07/2018	HKD	2,008,124	860
Australia 10 Year Bond	80	09/2018	AUD	7,658,728	100,105
MSCI Emerging Markets E-Mini Index	164	09/2018	USD	8,719,060	(564,469)
S&P 500 E-Mini Index	208	09/2018	USD	28,304,640	(616,227)
TOPIX Index	50	09/2018	JPY	7,799,355	(213,207)
U.S. Treasury 10 Year Note	263	09/2018	USD	31,601,094	220,320

					(1,072,618)

Short Contracts
Canada 10 Year Bond	(82)	09/2018	CAD	(8,527,152)	(97,313)
EURO STOXX 50 Index	(86)	09/2018	EUR	(3,395,381)	88,070
Euro-Bund	(20)	09/2018	EUR	(3,796,518)	(31,336)
Euro-Schatz	(166)	09/2018	EUR	(21,728,215)	(3,129)
SPI 200 Index	(54)	09/2018	AUD	(6,139,223)	(129,771)

					(173,479)

					(1,246,097)

Abbreviations

AUD	AustralianDollar
CAD	CanadianDollar
EAFE	Europe,Australasia and Far East
ETF	ExchangeTraded Fund
EUR	Euro
HKD	HongKong Dollar
JPY	JapaneseYen
MSCI	MorganStanley Capital International
REIT	RealEstate Investment Trust
SPI	AustralianSecurities Exchange
TIPS	TreasuryInflation Protected Security
TOPIX	TokyoStock Price Index
USD	UnitedStates Dollar

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2018.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 65.2%
Alternative Assets — 2.0%
JPMorgan Realty Income Fund Class R6 Shares (a)	1,398,406	18,403,017

Fixed Income — 31.7%
JPMorgan Core Bond Fund Class R6 Shares (a)	13,105,929	147,703,815
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	9,309,253	74,939,488
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,598,999	12,392,239
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,160,731	9,134,955
JPMorgan High Yield Fund Class R6 Shares (a)	6,075,611	43,805,153

Total Fixed Income		287,975,650

International Equity — 3.1%
JPMorgan Emerging Economies Fund Class R6 Shares (a)	948,465	12,747,369
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	564,169	15,661,327

Total International Equity		28,408,696

U.S. Equity — 28.4%
JPMorgan Equity Index Fund Class R6 Shares (a)	6,203,015	258,541,649

Total Investment Companies (Cost $597,312,582)		593,329,012

Exchange Traded Funds — 33.0%
Alternative Assets — 2.0%
Schwab U.S. REIT ETF	444,824	18,584,747

Fixed Income — 0.5%
iShares Core U.S. Aggregate Bond ETF	42,074	4,473,308

INVESTMENTS	SHARES	VALUE($)

International Equity — 23.6%
iShares Core MSCI EAFE ETF	2,919,409	185,002,948
iShares Core MSCI Emerging Markets ETF	562,244	29,523,433

Total International Equity		214,526,381

U.S. Equity — 6.9%
iShares Russell 2000 ETF	155,324	25,437,411
iShares Russell Mid-Cap ETF	176,100	37,357,854

Total U.S. Equity		62,795,265

Total Exchange Traded Funds (Cost $285,726,591)		300,379,701

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.4%
U.S. Treasury Notes 1.13%, 1/31/2019 (b) (Cost $4,070,460)	4,090,000	4,064,597

	SHARES
Short-Term Investments — 1.8%
Investment Companies — 1.8%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86%, (a) (c) (Cost $15,991,779)	15,991,779	15,991,779

Total Investments — 100.4% (Cost $903,101,412)		913,765,089
Liabilities in Excess of Other Assets — (0.4%)		(3,593,272)

NET ASSETS — 100.0%		$910,171,817

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	31

JPMorgan SmartRetirement Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

Futures contracts outstanding as of June 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Hang Seng Index	11	07/2018	HKD	2,008,124	860
Australia 10 Year Bond	82	09/2018	AUD	7,850,196	102,609
MSCI Emerging Markets E-Mini Index	222	09/2018	USD	11,802,630	(698,914)
S&P 500 E-Mini Index	212	09/2018	USD	28,848,960	(639,329)
TOPIX Index	61	09/2018	JPY	9,515,214	(226,745)
U.S. Treasury 10 Year Note	250	09/2018	USD	30,039,062	216,020

					(1,245,499)

Short Contracts
Canada 10 Year Bond	(87)	09/2018	CAD	(9,047,100)	(103,077)
EURO STOXX 50 Index	(112)	09/2018	EUR	(4,421,892)	114,687
Euro-Bund	(21)	09/2018	EUR	(3,986,344)	(32,903)
Euro-Schatz	(188)	09/2018	EUR	(24,607,858)	(3,548)
SPI 200 Index	(57)	09/2018	AUD	(6,480,291)	(137,908)

					(162,749)

					(1,408,248)

Abbreviations

AUD	AustralianDollar
CAD	CanadianDollar
EAFE	Europe,Australasia and Far East
ETF	ExchangeTraded Fund
EUR	Euro
HKD	HongKong Dollar
JPY	JapaneseYen
MSCI	MorganStanley Capital International
REIT	RealEstate Investment Trust
SPI	AustralianSecurities Exchange
TOPIX	TokyoStock Price Inde
USD	UnitedStates Dollar

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2018.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 61.0%
Alternative Assets — 2.0%
JPMorgan Realty Income Fund Class R6 Shares (a)	1,129,902	14,869,507

Fixed Income — 23.4%
JPMorgan Core Bond Fund Class R6 Shares (a)	7,453,118	83,996,642
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	5,251,404	42,273,800
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	942,127	7,301,484
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	835,435	6,574,871
JPMorgan High Yield Fund Class R6 Shares (a)	4,153,014	29,943,233

Total Fixed Income		170,090,030

International Equity — 3.6%
JPMorgan Emerging Economies Fund Class R6 Shares (a)	900,140	12,097,876
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	506,232	14,052,989

Total International Equity		26,150,865

U.S. Equity — 32.0%
JPMorgan Equity Index Fund Class R6 Shares (a)	5,577,625	232,475,395

Total Investment Companies (Cost $444,885,151)		443,585,797

Exchange Traded Funds — 37.3%
Alternative Assets — 2.5%
Schwab U.S. REIT ETF	442,263	18,477,748

Fixed Income — 0.4%
iShares Core U.S. Aggregate Bond ETF	28,230	3,001,414

INVESTMENTS	SHARES	VALUE($)

International Equity — 26.7%
iShares Core MSCI EAFE ETF	2,636,185	167,055,044
iShares Core MSCI Emerging Markets ETF	509,153	26,735,624

Total International Equity		193,790,668

U.S. Equity — 7.7%
iShares Russell 2000 ETF	132,360	21,676,597
iShares Russell Mid-Cap ETF	160,524	34,053,561

Total U.S. Equity		55,730,158

Total Exchange Traded Funds (Cost $259,824,547)		270,999,988

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.5%
U.S. Treasury Notes 1.13%, 1/31/2019 (b) (Cost $3,343,906)	3,360,000	3,339,131

	SHARES
Short-Term Investments — 1.8%
Investment Companies — 1.8%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a) (c) (Cost $13,436,736)	13,436,736	13,436,736

Total Investments — 100.6% (Cost $721,490,340)		731,361,652
Liabilities in Excess of Other Assets — (0.6%)		(4,721,355)

NET ASSETS — 100.0%		$726,640,297

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	33

JPMorgan SmartRetirement Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

Futures contracts outstanding as of June 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Hang Seng Index	9	07/2018	HKD	1,643,010	707
Australia 10 Year Bond	65	09/2018	AUD	6,222,716	81,335
MSCI Emerging Markets E-Mini Index	168	09/2018	USD	8,931,720	(518,368)
S&P 500 E-Mini Index	170	09/2018	USD	23,133,600	(438,158)
TOPIX Index	41	09/2018	JPY	6,395,472	(174,831)
U.S. Treasury 10 Year Note	201	09/2018	USD	24,151,406	168,444

					(880,871)

Short Contracts
Canada 10 Year Bond	(69)	09/2018	CAD	(7,175,286)	(81,959)
EURO STOXX 50 Index	(70)	09/2018	EUR	(2,763,683)	71,678
Euro-Bund	(17)	09/2018	EUR	(3,227,040)	(26,636)
Euro-Schatz	(139)	09/2018	EUR	(18,194,108)	(2,622)
SPI 200 Index	(45)	09/2018	AUD	(5,116,019)	(108,420)

					(147,959)

					(1,028,830)

Abbreviations

AUD	AustralianDollar
CAD	CanadianDollar
EAFE	Europe,Australasia and Far East
ETF	ExchangeTraded Fund
EUR	Euro
HKD	HongKong Dollar
JPY	JapaneseYen
MSCI	MorganStanley Capital International
REIT	RealEstate Investment Trust
SPI	AustralianSecurities Exchange
TOPIX	TokyoStock Price Index
USD	UnitedStates Dollar

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2018.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480 4111.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement Blend 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 57.8%
Alternative Assets — 2.3%
JPMorgan Realty Income Fund Class R6 Shares (a)	1,161,166	15,280,950

Fixed Income — 16.5%
JPMorgan Core Bond Fund Class R6 Shares (a)	4,302,382	48,487,843
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	3,089,002	24,866,465
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	823,651	6,383,294
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	592,045	4,659,395
JPMorgan High Yield Fund Class R6 Shares (a)	3,573,381	25,764,075

Total Fixed Income		110,161,072

International Equity — 4.0%
JPMorgan Emerging Economies Fund Class R6 Shares (a)	899,196	12,085,194
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	535,311	14,860,220

Total International Equity		26,945,414

U.S. Equity — 35.0%
JPMorgan Equity Index Fund Class R6 Shares (a)	5,619,972	234,240,432

Total Investment Companies (Cost $386,260,559)		386,627,868

Exchange Traded Funds — 40.8%
Alternative Assets — 2.7%
Schwab U.S. REIT ETF	435,843	18,209,520

Fixed Income — 0.5%
iShares Core U.S. Aggregate Bond ETF	28,990	3,082,217

INVESTMENTS	SHARES	VALUE($)

International Equity — 29.1%
iShares Core MSCI EAFE ETF	2,650,293	167,949,067
iShares Core MSCI Emerging Markets ETF	504,842	26,509,254

Total International Equity		194,458,321

U.S. Equity — 8.5%
iShares Russell 2000 ETF	140,504	23,010,340
iShares Russell Mid-Cap ETF	159,875	33,915,883

Total U.S. Equity		56,926,223

Total Exchange Traded Funds (Cost $259,728,996)		272,676,281

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.4%
U.S. Treasury Notes 1.13%, 1/31/2019 (b) (Cost $3,069,255)	3,084,000	3,064,845

	SHARES
Short-Term Investments — 1.8%
Investment Companies — 1.8%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a) (c) (Cost $11,884,697)	11,884,697	11,884,697

Total Investments — 100.8% (Cost $660,943,507)		674,253,691
Liabilities in Excess of Other Assets — (0.8%)		(5,305,656)

NET ASSETS — 100.0%		$668,948,035

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	35

JPMorgan SmartRetirement Blend 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

Futures contracts outstanding as of June 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Hang Seng Index	8	07/2018	HKD	1,460,454	624
Australia 10 Year Bond	62	09/2018	AUD	5,935,514	77,588
MSCI Emerging Markets E-Mini Index	155	09/2018	USD	8,240,575	(534,041)
S&P 500 E-Mini Index	159	09/2018	USD	21,636,720	(441,215)
TOPIX Index	39	09/2018	JPY	6,083,497	(166,301)
U.S. Treasury 10 Year Note	195	09/2018	USD	23,430,469	170,813

					(892,532)

Short Contracts
Canada 10 Year Bond	(64)	09/2018	CAD	(6,655,338)	(76,017)
EURO STOXX 50 Index	(88)	09/2018	EUR	(3,474,344)	90,110
Euro-Bund	(16)	09/2018	EUR	(3,037,214)	(25,069)
Euro-Schatz	(120)	09/2018	EUR	(15,707,144)	(2,265)
SPI 200 Index	(42)	09/2018	AUD	(4,774,951)	(101,528)

					(114,769)

					(1,007,301)

Abbreviations

AUD	AustralianDollar
CAD	CanadianDollar
EAFE	Europe,Australasia and Far East
ETF	ExchangeTraded Fund
EUR	Euro
HKD	HongKong Dollar
JPY	JapaneseYen
MSCI	MorganStanley Capital International
REIT	RealEstate Investment Trust
SPI	AustralianSecurities Exchange
TOPIX	TokyoStock Price Index
USD	UnitedStates Dollar

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2018.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement Blend 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 56.5%
Alternative Assets — 2.6%
JPMorgan Realty Income Fund Class R6 Shares (a)	994,982	13,093,958

Fixed Income — 13.7%
JPMorgan Core Bond Fund Class R6 Shares (a)	2,619,371	29,520,316
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	1,730,295	13,928,875
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	534,316	4,140,950
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	480,700	3,783,110
JPMorgan High Yield Fund Class R6 Shares (a)	2,655,493	19,146,106

Total Fixed Income		70,519,357

International Equity — 4.1%
JPMorgan Emerging Economies Fund Class R6 Shares (a)	721,541	9,697,507
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	403,387	11,198,013

Total International Equity		20,895,520

U.S. Equity — 36.1%
JPMorgan Equity Index Fund Class R6 Shares (a)	4,412,311	183,905,139

Total Investment Companies (Cost $288,104,976)		288,413,974

Exchange Traded Funds — 41.8%
Alternative Assets — 2.6%
Schwab U.S. REIT ETF	318,344	13,300,411

Fixed Income — 0.4%
iShares Core U.S. Aggregate Bond ETF	21,426	2,278,013

INVESTMENTS	SHARES	VALUE($)

International Equity — 30.1%
iShares Core MSCI EAFE ETF	2,090,089	132,448,940
iShares Core MSCI Emerging Markets ETF	395,971	20,792,437

Total International Equity		153,241,377

U.S. Equity — 8.7%
iShares Russell 2000 ETF	110,158	18,040,576
iShares Russell Mid-Cap ETF	124,230	26,354,152

Total U.S. Equity		44,394,728

Total Exchange Traded Funds (Cost $206,129,937)		213,214,529

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.5%
U.S. Treasury Notes 1.13%, 1/31/2019 (b) (Cost $2,418,327)	2,430,000	2,414,908

	SHARES
Short-Term Investments — 2.0%
Investment Companies — 2.0%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a) (c) (Cost $10,245,288)	10,245,288	10,245,288

Total Investments — 100.8% (Cost $506,898,528)		514,288,699
Liabilities in Excess of Other Assets — (0.8%)		(4,235,422)

NET ASSETS — 100.0%		$510,053,277

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	37

JPMorgan SmartRetirement Blend 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

Futures contracts outstanding as of June 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Hang Seng Index	6	07/2018	HKD	1,095,341	471
Australia 10 Year Bond	47	09/2018	AUD	4,499,503	58,817
MSCI Emerging Markets E-Mini Index	127	09/2018	USD	6,751,955	(437,568)
S&P 500 E-Mini Index	129	09/2018	USD	17,554,320	(328,452)
TOPIX Index	29	09/2018	JPY	4,523,626	(123,659)
U.S. Treasury 10 Year Note	141	09/2018	USD	16,942,031	107,729

					(722,662)

Short Contracts
Canada 10 Year Bond	(49)	09/2018	CAD	(5,095,493)	(57,929)
EURO STOXX 50 Index	(50)	09/2018	EUR	(1,974,059)	51,205
Euro-Bund	(12)	09/2018	EUR	(2,277,911)	(18,802)
Euro-Schatz	(96)	09/2018	EUR	(12,565,715)	(1,814)
SPI 200 Index	(32)	09/2018	AUD	(3,638,058)	(76,957)

					(104,297)

					(826,959)

Abbreviations

AUD	AustralianDollar
CAD	CanadianDollar
EAFE	Europe,Australasia and Far East
ETF	ExchangeTraded Fund
EUR	Euro
HKD	HongKong Dollar
JPY	JapaneseYen
MSCI	MorganStanley Capital International
REIT	RealEstate Investment Trust
SPI	AustralianSecurities Exchange
TOPIX	TokyoStock Price Index
USD	UnitedStates Dollar

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2018.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement Blend 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 56.4%
Alternative Assets — 2.5%
JPMorgan Realty Income Fund Class R6 Shares (a)	688,357	9,058,773

Fixed Income — 13.8%
JPMorgan Core Bond Fund Class R6 Shares (a)	1,917,461	21,609,789
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	1,205,007	9,700,304
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	437,890	3,393,651
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	297,221	2,339,132
JPMorgan High Yield Fund Class R6 Shares (a)	1,914,853	13,806,088

Total Fixed Income		50,848,964

International Equity — 4.0%
JPMorgan Emerging Economies Fund Class R6 Shares (a)	486,880	6,543,665
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	296,238	8,223,575

Total International Equity		14,767,240

U.S. Equity — 36.1%
JPMorgan Equity Index Fund Class R6 Shares (a)	3,189,523	132,939,336

Total Investment Companies (Cost $207,352,196)		207,614,313

Exchange Traded Funds — 42.0%
Alternative Assets — 2.7%
Schwab U.S. REIT ETF	239,023	9,986,381

Fixed Income — 0.4%
iShares Core U.S. Aggregate Bond ETF	14,403	1,531,327

INVESTMENTS	SHARES	VALUE($)

International Equity — 30.2%
iShares Core MSCI EAFE ETF	1,507,800	95,549,286
iShares Core MSCI Emerging Markets ETF	292,439	15,355,972

Total International Equity		110,905,258

U.S. Equity — 8.7%
iShares Russell 2000 ETF	79,302	12,987,288
iShares Russell Mid-Cap ETF	89,447	18,975,287

Total U.S. Equity		31,962,575

Total Exchange Traded Funds (Cost $148,450,950)		154,385,541

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.5%
U.S. Treasury Notes 1.13%, 1/31/2019 (b) (Cost $1,751,451)	1,760,000	1,749,069

	SHARES
Short-Term Investments — 1.8%
Investment Companies — 1.8%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a) (c) (Cost $6,789,278)	6,789,278	6,789,278

Total Investments — 100.7% (Cost $364,343,875)		370,538,201
Liabilities in Excess of Other Assets — (0.7%)		(2,485,643)

NET ASSETS — 100.0%		$368,052,558

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	39

JPMorgan SmartRetirement Blend 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

Futures contracts outstanding as of June 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Hang Seng Index	4	07/2018	HKD	730,227	312
Australia 10 Year Bond	33	09/2018	AUD	3,159,225	41,289
MSCI Emerging Markets E-Mini Index	86	09/2018	USD	4,572,190	(296,308)
S&P 500 E-Mini Index	92	09/2018	USD	12,519,360	(241,702)
TOPIX Index	24	09/2018	JPY	3,743,691	(91,216)
U.S. Treasury 10 Year Note	104	09/2018	USD	12,496,250	90,217

					(497,408)

Short Contracts
Canada 10 Year Bond	(35)	09/2018	CAD	(3,639,638)	(41,632)
EURO STOXX 50 Index	(46)	09/2018	EUR	(1,816,134)	47,101
Euro-Bund	(9)	09/2018	EUR	(1,708,433)	(14,101)
Euro-Schatz	(73)	09/2018	EUR	(9,555,179)	(1,377)
SPI 200 Index	(23)	09/2018	AUD	(2,614,855)	(54,379)

					(64,388)

					(561,796)

Abbreviations

AUD	AustralianDollar
CAD	CanadianDollar
EAFE	Europe,Australasia and Far East
ETF	ExchangeTraded Fund
EUR	Euro
HKD	HongKong Dollar
JPY	JapaneseYen
MSCI	MorganStanley Capital International
REIT	RealEstate Investment Trust
SPI	AustralianSecurities Exchange
TOPIX	TokyoStock Price Index
USD	UnitedStates Dollar

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2018.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480 4111.

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement Blend 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 56.6%
Alternative Assets — 2.6%
JPMorgan Realty Income Fund Class R6 Shares (a)	338,503	4,454,701

Fixed Income — 13.6%
JPMorgan Core Bond Fund Class R6 Shares (a)	868,012	9,782,496
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	552,362	4,446,515
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	172,449	1,336,481
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	166,610	1,311,217
JPMorgan High Yield Fund Class R6 Shares (a)	891,827	6,430,071

Total Fixed Income		23,306,780

International Equity — 4.1%
JPMorgan Emerging Economies Fund Class R6 Shares (a)	246,088	3,307,426
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	134,943	3,746,010

Total International Equity		7,053,436

U.S. Equity — 36.3%
JPMorgan Equity Index Fund Class R6 Shares (a)	1,488,369	62,035,222

Total Investment Companies (Cost $96,924,656)		96,850,139

Exchange Traded Funds — 41.9%
Alternative Assets — 2.6%
Schwab U.S. REIT ETF	105,542	4,409,545

Fixed Income — 0.5%
iShares Core U.S. Aggregate Bond ETF	7,267	772,627

INVESTMENTS	SHARES	VALUE($)

International Equity — 30.1%
iShares Core MSCI EAFE ETF	701,944	44,482,191
iShares Core MSCI Emerging Markets ETF	133,933	7,032,822

Total International Equity		51,515,013

U.S. Equity — 8.7%
iShares Russell 2000 ETF	36,522	5,981,208
iShares Russell Mid-Cap ETF	42,318	8,977,341

Total U.S. Equity		14,958,549

Total Exchange Traded Funds (Cost $69,793,943)		71,655,734

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.5%
U.S. Treasury Notes 1.13%, 1/31/2019 (b) (Cost $860,763)	865,000	859,627

	SHARES
Short-Term Investments — 2.0%
Investment Companies — 2.0%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a) (c) (Cost $3,423,216)	3,423,216	3,423,216

Total Investments — 101.0% (Cost $171,002,578)		172,788,716
Liabilities in Excess of Other Assets — (1.0%)		(1,727,995)

NET ASSETS — 100.0%		$171,060,721

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	41

JPMorgan SmartRetirement Blend 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018 (continued)

Futures contracts outstanding as of June 30, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Hang Seng Index	2	07/2018	HKD	365,113	159
Australia 10 Year Bond	15	09/2018	AUD	1,436,012	18,771
MSCI Emerging Markets E-Mini Index	40	09/2018	USD	2,126,600	(137,818)
S&P 500 E-Mini Index	42	09/2018	USD	5,715,360	(109,168)
TOPIX Index	10	09/2018	JPY	1,559,871	(42,645)
U.S. Treasury 10 Year Note	50	09/2018	USD	6,007,813	42,562

					(228,139)

Short Contracts
Canada 10 Year Bond	(16)	09/2018	CAD	(1,663,834)	(18,877)
EURO STOXX 50 Index	(22)	09/2018	EUR	(868,586)	22,524
Euro-Bund	(4)	09/2018	EUR	(759,304)	(6,267)
Euro-Schatz	(32)	09/2018	EUR	(4,188,572)	(601)
SPI 200 Index	(10)	09/2018	AUD	(1,136,893)	(24,180)

					(27,401)

					(255,540)

Abbreviations

AUD	AustralianDollar
CAD	CanadianDollar
EAFE	Europe,Australasia and Far East
ETF	ExchangeTraded Fund
EUR	Euro
HKD	HongKong Dollar
JPY	JapaneseYen
MSCI	MorganStanley Capital International
REIT	RealEstate Investment Trust
SPI	AustralianSecurities Exchange
TOPIX	TokyoStock Price Index
USD	UnitedStates Dollar

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2018.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement Blend 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2018

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 56.1%
Alternative Assets — 2.6%
JPMorgan Realty Income Fund Class R6 Shares (a)	27,108	356,737

Fixed Income — 10.8%
JPMorgan Core Bond Fund Class R6 Shares (a)	32,936	371,184
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	50,555	406,965
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	13,928	107,941
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	11,604	91,327
JPMorgan High Yield Fund Class R6 Shares (a)	70,314	506,966

Total Fixed Income		1,484,383

International Equity — 4.1%
JPMorgan Emerging Economies Fund Class R6 Shares (a)	18,992	255,255
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	11,762	326,503

Total International Equity		581,758

U.S. Equity — 38.6%
JPMorgan Equity Index Fund Class R6 Shares (a)	128,532	5,357,220

Total Investment Companies (Cost $7,772,193)		7,780,098

Exchange Traded Funds — 43.1%
Alternative Assets — 2.6%
Schwab U.S. REIT ETF	8,470	353,877

Fixed Income — 0.5%
iShares Core U.S. Aggregate Bond ETF	591	62,835

International Equity — 30.9%
iShares Core MSCI EAFE ETF	56,703	3,593,269
iShares Core MSCI Emerging Markets ETF	13,115	688,669

Total International Equity		4,281,938

INVESTMENTS	SHARES	VALUE($)

U.S. Equity — 9.1%
iShares Russell 2000 ETF	3,386	554,525
iShares Russell Mid-Cap ETF	3,359	712,578

Total U.S. Equity		1,267,103

Total Exchange Traded Funds (Cost $5,935,071)		5,965,753

Short-Term Investments — 0.4%
Investment Companies — 0.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a) (b) (Cost $59,739)	59,739	59,739

Total Investments — 99.6% (Cost $13,767,003)		13,805,590
Other Assets Less Liabilities — 0.4%		58,235

NET ASSETS — 100.0%		$13,863,825

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe,Australasia and Far East
ETF	ExchangeTraded Fund
MSCI	MorganStanley Capital International
REIT	RealEstate Investment Trust

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2020 Fund	JPMorgan SmartRetirement Blend 2025 Fund
ASSETS:
Investments in non-affiliates, at value	$118,049,519	$221,066,436	$260,413,171
Investments in affiliates, at value	269,668,751	525,281,990	611,462,305
Cash	22,942	14,365	16,546
Receivables:
Investment securities sold	619,020	1,084,722	1,646,987
Fund shares sold	155,798	364,245	538,764
Interest from non-affiliates	7,884	14,266	19,029
Dividends from affiliates	902	777	705
Variation margin on futures contracts	471,206	479,696	343,811
Due from Adviser	27,269	47,313	21,066
Other assets	18,644	23,797	33,990

Total Assets	389,041,935	748,377,607	874,496,374

LIABILITIES:
Payables:
Investment securities purchased	1,005,884	968,496	4,526,172
Fund shares redeemed	1,324,541	264,164	442,680
Accrued liabilities:
Administration fees	6,575	18,941	38,715
Distribution fees	180	523	757
Service fees	10,696	25,369	24,861
Custodian and accounting fees	9,084	5,071	5,264
Audit fees	14,126	12,027	12,019
Other	3,643	13,969	13,725

Total Liabilities	2,374,729	1,308,560	5,064,193

Net Assets	$386,667,206	$747,069,047	$869,432,181

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2020 Fund	JPMorgan SmartRetirement Blend 2025 Fund
NET ASSETS:
Paid-in-Capital	$376,491,694	$721,018,024	$839,292,938
Accumulated undistributed (distributions in excess of) net investment income	20,431	44,598	56,489
Accumulated net realized gains (losses)	10,561,320	24,558,643	25,686,890
Net unrealized appreciation (depreciation)	(406,239)	1,447,782	4,395,864

Total Net Assets	$386,667,206	$747,069,047	$869,432,181

Net Assets:
Class A	$46,016	$23,905	$24,435
Class C	45,074	23,361	23,917
Class I	13,663,281	26,228,824	23,667,720
Class R2	45,542	23,638	815,793
Class R3	598,153	2,386,995	1,924,841
Class R4	4,716,203	10,857,049	18,420,250
Class R5	83,274,278	214,924,361	197,523,933
Class R6	284,278,659	492,600,914	627,031,292

Total	$386,667,206	$747,069,047	$869,432,181

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,624	1,217	1,176
Class C	2,572	1,190	1,152
Class I	779,423	1,336,177	1,139,670
Class R2	2,598	1,204	39,293
Class R3	34,099	121,669	92,743
Class R4	269,243	553,378	887,273
Class R5	4,750,265	10,943,789	9,507,357
Class R6	16,207,129	25,076,395	30,176,736

Net Asset Value (a):
Class A — Redemption price per share	$17.54	$19.65	$20.78
Class C — Offering price per share (b)	17.52	19.63	20.76
Class I — Offering and redemption price per share	17.53	19.63	20.77
Class R2 — Offering and redemption price per share	17.53	19.64	20.76
Class R3 — Offering and redemption price per share	17.54	19.62	20.75
Class R4 — Offering and redemption price per share	17.52	19.62	20.76
Class R5 — Offering and redemption price per share	17.53	19.64	20.78
Class R6 — Offering and redemption price per share	17.54	19.64	20.78
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.37	$20.58	$21.76

Cost of investments in non-affiliates	$114,231,901	$211,634,848	$248,481,490
Cost of investments in affiliates	273,513,002	532,343,066	617,734,462

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018 (continued)

	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund	JPMorgan SmartRetirement Blend 2040 Fund
ASSETS:
Investments in non-affiliates, at value	$304,444,298	$274,339,119	$275,741,126
Investments in affiliates, at value	609,320,791	457,022,533	398,512,565
Cash	16,513	15,343	14,769
Receivables:
Investment securities sold	1,355,424	1,051,669	—
Fund shares sold	832,462	496,558	450,709
Interest from non-affiliates	19,193	15,767	14,472
Dividends from affiliates	814	684	605
Variation margin on futures contracts	1,120,513	690,995	602,210
Due from Adviser	8,002	—	11,266
Other assets	37,882	37,296	36,411

Total Assets	917,155,892	733,669,964	675,384,133

LIABILITIES:
Payables:
Distributions	4,875	468	1,074
Investment securities purchased	5,555,211	4,518,156	3,751,185
Fund shares redeemed	1,319,719	2,418,593	2,620,116
Accrued liabilities:
Investment advisory fees	—	10,727	—
Administration fees	37,339	31,749	10,303
Distribution fees	1,231	199	237
Service fees	33,159	20,026	21,397
Custodian and accounting fees	5,310	5,322	5,316
Trustees’ and Chief Compliance Officer’s fees	6	—	211
Audit fees	12,093	12,025	12,355
Other	15,132	12,402	13,904

Total Liabilities	6,984,075	7,029,667	6,436,098

Net Assets	$910,171,817	$726,640,297	$668,948,035

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund	JPMorgan SmartRetirement Blend 2040 Fund
NET ASSETS:
Paid-in-Capital	$869,008,057	$693,311,294	$628,964,254
Accumulated undistributed (distributions in excess of) net investment income	57,236	43,027	36,427
Accumulated net realized gains (losses)	31,875,522	24,444,100	27,640,637
Net unrealized appreciation (depreciation)	9,231,002	8,841,876	12,306,717

Total Net Assets	$910,171,817	$726,640,297	$668,948,035

Net Assets:
Class A	$24,999	$25,437	$25,806
Class C	24,461	24,886	25,249
Class I	32,534,033	16,393,126	22,131,738
Class R2	24,757	25,147	25,582
Class R3	5,862,143	807,987	987,427
Class R4	26,232,678	22,824,531	18,926,546
Class R5	251,868,228	149,444,580	164,942,816
Class R6	593,600,518	537,094,603	461,882,871

Total	$910,171,817	$726,640,297	$668,948,035

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,141	1,116	1,101
Class C	1,117	1,092	1,078
Class I	1,486,274	719,504	944,705
Class R2	1,131	1,104	1,092
Class R3	268,099	35,479	42,170
Class R4	1,199,145	1,001,988	808,246
Class R5	11,502,744	6,555,050	7,036,984
Class R6	27,095,227	23,552,720	19,701,710

Net Asset Value (a):
Class A — Redemption price per share	$21.91	$22.80	$23.44
Class C — Offering price per share (b)	21.89	22.78	23.43
Class I — Offering and redemption price per share	21.89	22.78	23.43
Class R2 — Offering and redemption price per share	21.90	22.79	23.43
Class R3 — Offering and redemption price per share	21.87	22.77	23.42
Class R4 — Offering and redemption price per share	21.88	22.78	23.42
Class R5 — Offering and redemption price per share	21.90	22.80	23.44
Class R6 — Offering and redemption price per share	21.91	22.80	23.44
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$22.94	$23.87	$24.54

Cost of investments in non-affiliates	$289,797,051	$263,168,453	$262,798,251
Cost of investments in affiliates	613,304,361	458,321,887	398,145,256

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2018 (continued)

	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund		JPMorgan SmartRetirement Blend 2060 Fund
ASSETS:
Investments in non-affiliates, at value	$215,629,437	$156,134,610	$72,515,361		$5,965,753
Investments in affiliates, at value	298,659,262	214,403,591	100,273,355		7,839,837
Cash	12,127	7,856	—		—
Receivables:
Investment securities sold	—	552,174	—		23,318
Fund shares sold	542,957	591,052	321,885		105,916
Interest from non-affiliates	11,403	8,259	4,059		—
Dividends from affiliates	522	346	174		3
Variation margin on futures contracts	537,166	558,316	177,120		—
Due from Adviser	—	—	—		9,725
Other assets	38,031	36,563	28,028		—

Total Assets	515,430,905	372,292,767	173,319,982		13,944,552

LIABILITIES:
Payables:
Due to custodian	—	—	1,659		899
Distributions	79	—	—	(a)	—
Investment securities purchased	2,727,803	2,388,015	978,069		42,543
Fund shares redeemed	2,569,907	1,794,201	1,242,322		12,308
Accrued liabilities:
Investment advisory fees	16,287	5,559	2,129		—
Administration fees	22,228	12,418	5,532		—
Distribution fees	109	124	55		88
Service fees	13,665	12,828	4,714		308
Custodian and accounting fees	5,083	5,106	5,098		5,317
Trustees’ and Chief Compliance Officer’s fees	46	52	243		62
Audit fees	12,037	12,141	12,021		16,122
Other	10,384	9,765	7,419		3,080

Total Liabilities	5,377,628	4,240,209	2,259,261		80,727

Net Assets	$510,053,277	$368,052,558	$171,060,721		$13,863,825

(a)	Amount rounds to less than 1.

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund	JPMorgan SmartRetirement Blend 2060 Fund
NET ASSETS:
Paid-in-Capital	$486,465,949	$348,638,355	$164,515,563	$13,654,400
Accumulated undistributed (distributions in excess of) net investment income	21,724	15,967	79	(3,557)
Accumulated net realized gains (losses)	17,008,421	13,767,179	5,017,714	174,395
Net unrealized appreciation (depreciation)	6,557,183	5,631,057	1,527,365	38,587

Total Net Assets	$510,053,277	$368,052,558	$171,060,721	$13,863,825

Net Assets:
Class A	$25,853	$25,903	$25,861	$24,200
Class C	25,291	25,345	25,340	23,977
Class I	13,360,800	16,338,881	5,848,930	1,191,200
Class R2	25,627	25,610	25,637	24,087
Class R3	369,207	444,018	110,116	256,273
Class R4	12,208,843	10,425,169	2,605,586	911,346
Class R5	105,034,052	94,635,664	39,178,390	633,283
Class R6	379,003,604	246,131,968	123,240,861	10,799,459

Total	$510,053,277	$368,052,558	$171,060,721	$13,863,825

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,105	1,107	1,123	1,383
Class C	1,082	1,084	1,102	1,372
Class I	571,326	698,297	254,242	68,095
Class R2	1,096	1,094	1,114	1,377
Class R3	15,801	18,981	4,789	14,659
Class R4	522,327	445,725	113,321	52,127
Class R5	4,489,306	4,043,433	1,702,524	36,206
Class R6	16,185,079	10,510,104	5,352,252	617,362

Net Asset Value (a):
Class A — Redemption price per share	$23.40	$23.41	$23.02	$17.50
Class C — Offering price per share (b)	23.38	23.39	23.00	17.48
Class I — Offering and redemption price per share	23.39	23.40	23.01	17.49
Class R2 — Offering and redemption price per share	23.39	23.40	23.01	17.49
Class R3 — Offering and redemption price per share	23.37	23.39	22.99	17.48
Class R4 — Offering and redemption price per share	23.37	23.39	22.99	17.48
Class R5 — Offering and redemption price per share	23.40	23.40	23.01	17.49
Class R6 — Offering and redemption price per share	23.42	23.42	23.03	17.49
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$24.50	$24.51	$24.10	$18.32

Cost of investments in non-affiliates	$208,548,264	$150,202,401	$70,654,706	$5,935,071
Cost of investments in affiliates	298,350,264	214,141,474	100,347,872	7,831,932

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	49

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OF JUNE 30, 2018

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2020 Fund	JPMorgan SmartRetirement Blend 2025 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,906,647	$5,725,643	$6,431,427
Dividend income from affiliates	5,399,996	9,776,559	10,541,084
Interest income from non-affiliates	16,924	29,697	39,456
Interest income from affiliates	11	15	20

Total investment income	8,323,578	15,531,914	17,011,987

EXPENSES:
Investment advisory fees	751,239	1,364,727	1,544,356
Administration fees	244,097	443,407	501,702
Distribution fees:
Class A	115	59	61
Class C	338	175	178
Class R2	227	117	2,961
Class R3	1,191	2,891	2,141
Service fees:
Class A	115	59	61
Class C	113	58	59
Class I	37,237	65,299	64,709
Class R2	113	59	1,481
Class R3	1,190	2,891	2,141
Class R4	7,744	16,929	29,451
Class R5	50,970	110,486	112,228
Custodian and accounting fees	32,305	28,827	28,712
Professional fees	28,309	44,264	44,396
Trustees’ and Chief Compliance Officer’s fees	27,912	26,151	26,753
Printing and mailing costs	22,669	34,903	34,404
Registration and filing fees	182,174	163,834	136,473
Transfer agency fees (See Note 2.H.)	8,081	9,282	9,872
Other	12,208	19,509	20,614

Total expenses	1,408,347	2,333,927	2,562,753

Less fees waived	(922,344)	(1,582,004)	(1,763,277)
Less expense reimbursements	(293,571)	(308,179)	(237,475)

Net expenses	192,432	443,744	562,001

Net investment income (loss)	8,131,146	15,088,170	16,449,986

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	11,026,062	24,240,596	27,012,388
Investments in affiliates	925,299	2,291,932	(280,447)
Futures contracts	174,928	476,292	1,256,348
Foreign currency transactions	28,547	28,465	38,467

Net realized gain (loss)	12,154,836	27,037,285	28,026,756

Distributions of capital gains received from investment company non-affiliates	43	—	—
Distributions of capital gains received from investment company affiliates	624,524	1,439,840	1,718,850

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(6,759,057)	(13,100,944)	(12,588,693)
Investments in affiliates	(4,704,736)	(8,868,789)	(7,951,106)
Futures contracts	(446,883)	(1,051,028)	(1,361,849)
Foreign currency translations	879	(9,950)	(15,832)

Change in net unrealized appreciation/depreciation	(11,909,797)	(23,030,711)	(21,917,480)

Net realized/unrealized gains (losses)	869,606	5,446,414	7,828,126

Change in net assets resulting from operations	$9,000,752	$20,534,584	$24,278,112

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund	JPMorgan SmartRetirement Blend 2040 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$7,346,182	$6,175,387	$6,344,163
Dividend income from affiliates	9,776,652	6,840,520	5,904,569
Interest income from non-affiliates	40,536	32,678	30,720
Interest income from affiliates	30	22	50

Total investment income	17,163,400	13,048,607	12,279,502

EXPENSES:
Investment advisory fees	1,596,000	1,255,541	1,198,700
Administration fees	518,474	407,849	389,420
Distribution fees:
Class A	62	63	64
Class C	182	185	187
Class R2	123	125	126
Class R3	6,056	960	1,189
Service fees:
Class A	62	63	64
Class C	61	61	62
Class I	77,758	39,357	53,210
Class R2	61	62	63
Class R3	6,056	960	1,188
Class R4	44,855	38,647	30,494
Class R5	136,347	81,794	85,633
Custodian and accounting fees	29,768	28,768	29,753
Interest expense to affiliates	—	—	1,226
Professional fees	45,120	42,773	43,601
Trustees’ and Chief Compliance Officer’s fees	26,089	26,284	25,648
Printing and mailing costs	39,373	34,093	34,037
Registration and filing fees	141,911	131,363	136,378
Transfer agency fees (See Note 2.H.)	10,365	9,251	10,034
Other	22,360	19,722	18,765

Total expenses	2,701,083	2,117,921	2,059,842

Less fees waived	(1,823,289)	(1,452,700)	(1,361,739)
Less expense reimbursements	(107,606)	(26,711)	(7,224)

Net expenses	770,188	638,510	690,879

Net investment income (loss)	16,393,212	12,410,097	11,588,623

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	33,327,975	25,924,480	28,476,772
Investments in affiliates	107,336	(70,380)	(1,960)
Futures contracts	1,502,936	828,493	971,128
Foreign currency transactions	60,783	54,329	47,356

Net realized gain (loss)	34,999,030	26,736,922	29,493,296

Distributions of capital gains received from investment company affiliates	2,004,140	1,619,335	1,698,456

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(15,832,057)	(11,496,649)	(11,921,244)
Investments in affiliates	(6,223,308)	(3,028,401)	(1,422,411)
Futures contracts	(1,543,396)	(1,114,685)	(1,097,036)
Foreign currency translations	(18,584)	(2,431)	2,359

Change in net unrealized appreciation/depreciation	(23,617,345)	(15,642,166)	(14,438,332)

Net realized/unrealized gains (losses)	13,385,825	12,714,091	16,753,420

Change in net assets resulting from operations	$29,779,037	$25,124,188	$28,342,043

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OF JUNE 30, 2018 (continued)

	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund	JPMorgan SmartRetirement Blend 2060 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$4,677,729	$3,457,012	$1,493,766	$106,941
Dividend income from affiliates	4,189,519	3,031,745	1,358,733	91,062
Interest income from non-affiliates	23,232	16,590	7,518	—
Interest income from affiliates	38	22	8	1

Total investment income	8,890,518	6,505,369	2,860,025	198,004

EXPENSES:
Investment advisory fees	879,340	633,638	279,232	18,105
Administration fees	285,637	205,834	90,692	5,877
Distribution fees:
Class A	64	64	64	60
Class C	188	188	188	177
Class R2	126	126	127	119
Class R3	409	597	156	367
Service fees:
Class A	64	64	64	60
Class C	63	63	63	59
Class I	33,919	38,316	13,212	2,792
Class R2	64	63	63	59
Class R3	409	597	156	367
Class R4	19,265	16,954	3,716	1,345
Class R5	57,360	45,756	21,896	218
Custodian and accounting fees	27,756	29,642	28,395	29,446
Professional fees	41,902	40,761	38,848	33,597
Trustees’ and Chief Compliance Officer’s fees	25,613	24,723	25,261	24,813
Printing and mailing costs	24,410	23,223	15,446	4,140
Registration and filing fees	129,023	129,629	123,658	123,095
Transfer agency fees (See Note 2.H)	8,137	7,648	6,615	2,594
Offering costs	—	—	—	13,464
Other	17,708	13,314	11,443	7,416

Total expenses	1,551,457	1,211,200	659,295	268,170

Less fees waived	(1,035,344)	(780,801)	(360,495)	(24,637)
Less expense reimbursements	(6,105)	(41,429)	(132,104)	(229,172)

Net expenses	510,008	388,970	166,696	14,361

Net investment income (loss)	8,380,510	6,116,399	2,693,329	183,643

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	17,627,044	13,738,294	5,152,621	197,480
Investments in affiliates	(106,662)	(26,494)	(39,938)	(26,627)
Futures contracts	566,938	444,670	145,290	(2,091)
Foreign currency transactions	32,402	21,660	9,422	—

Net realized gain (loss)	18,119,722	14,178,130	5,267,395	168,762

Distributions of capital gains received from investment company non-affiliates	—	—	65	8
Distributions of capital gains received from investment company affiliates	1,167,641	900,078	356,862	23,972

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(7,199,791)	(5,526,444)	(2,366,253)	(101,878)
Investments in affiliates	(761,804)	(556,891)	(364,119)	2,116
Futures contracts	(890,196)	(606,859)	(275,336)	—
Foreign currency translations	(6,363)	846	(2,327)	—

Change in net unrealized appreciation/depreciation	(8,858,154)	(6,689,348)	(3,008,035)	(99,762)

Net realized/unrealized gains (losses)	10,429,209	8,388,860	2,616,287	92,980

Change in net assets resulting from operations	$18,809,719	$14,505,259	$5,309,616	$276,623

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2020 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,131,146	$1,927,977	$15,088,170	$5,766,873
Net realized gain (loss)	12,154,836	(28,124)	27,037,285	103,963
Distributions of capital gains received from investment company non-affiliates	43	—	—	—
Distributions of capital gains received from investment company affiliates	624,524	106,661	1,439,840	432,328
Change in net unrealized appreciation/depreciation	(11,909,797)	3,254,176	(23,030,711)	15,246,037

Change in net assets resulting from operations	9,000,752	5,260,690	20,534,584	21,549,201

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(987)	(435)	(510)	(419)
Class C
From net investment income	(745)	(323)	(383)	(307)
Class I
From net investment income	(351,219)	(157,929)	(627,086)	(458,331)
Class R2
From net investment income	(865)	(378)	(447)	(363)
Class R3 (a)
From net investment income	(5,547)	(97)	(24,588)	(121)
Class R4 (a)
From net investment income	(82,925)	(102)	(184,541)	(125)
Class R5
From net investment income	(1,583,815)	(417,935)	(3,587,729)	(1,265,085)
Class R6
From net investment income	(6,457,602)	(1,366,800)	(11,285,207)	(4,112,618)

Total distributions to shareholders	(8,483,705)	(1,943,999)	(15,710,491)	(5,837,369)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	187,247,524	137,060,048	370,840,121	184,574,882

NET ASSETS:
Change in net assets	187,764,571	140,376,739	375,664,214	200,286,714
Beginning of period	198,902,635	58,525,896	371,404,833	171,118,119

End of period	$386,667,206	$198,902,635	$747,069,047	$371,404,833

Accumulated undistributed (distributions in excess of) net investment income	$20,431	$76,129	$44,598	$(25,600)

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2025 Fund		JPMorgan SmartRetirement Blend 2030 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,449,986	$5,412,404	$16,393,212	$5,622,904
Net realized gain (loss)	28,026,756	377,829	34,999,030	525,327
Distributions of capital gains received from investment company affiliates	1,718,850	460,936	2,004,140	499,460
Change in net unrealized appreciation/depreciation	(21,917,480)	18,068,821	(23,617,345)	23,079,823

Change in net assets resulting from operations	24,278,112	24,319,990	29,779,037	29,727,514

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(501)	(410)	(496)	(397)
Class C
From net investment income	(374)	(297)	(366)	(284)
Class I
From net investment income	(590,893)	(446,554)	(699,433)	(461,938)
Class R2
From net investment income	(12,734)	(354)	(431)	(340)
Class R3 (a)
From net investment income	(19,575)	(120)	(55,049)	(122)
Class R4 (a)
From net investment income	(313,431)	(124)	(451,659)	(126)
Class R5
From net investment income	(3,441,193)	(1,258,178)	(4,076,060)	(1,399,349)
Class R6
From net investment income	(12,873,919)	(3,786,973)	(12,252,012)	(3,854,309)

Total distributions to shareholders	(17,252,620)	(5,493,010)	(17,535,506)	(5,716,865)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	507,301,254	177,865,505	511,736,228	204,813,418

NET ASSETS:
Change in net assets	514,326,746	196,692,485	523,979,759	228,824,067
Beginning of period	355,105,435	158,412,950	386,192,058	157,367,991

End of period	$869,432,181	$355,105,435	$910,171,817	$386,192,058

Accumulated undistributed (distributions in excess of) net investment income	$56,489	$(27,428)	$57,236	$86,331

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

	JPMorgan SmartRetirement Blend 2035 Fund		JPMorgan SmartRetirement Blend 2040 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,410,097	$3,961,410	$11,588,623	$4,004,260
Net realized gain (loss)	26,736,922	592,161	29,493,296	664,477
Distributions of capital gains received from investment company affiliates	1,619,335	379,928	1,698,456	403,224
Change in net unrealized appreciation/depreciation	(15,642,166)	17,816,072	(14,438,332)	20,021,409

Change in net assets resulting from operations	25,124,188	22,749,571	28,342,043	25,093,370

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(489)	(392)	(487)	(381)
Class C
From net investment income	(357)	(278)	(354)	(266)
Class I
From net investment income	(348,040)	(230,240)	(467,552)	(327,505)
Class R2
From net investment income	(422)	(335)	(421)	(325)
Class R3 (a)
From net investment income	(7,329)	(118)	(8,614)	(119)
Class R4 (a)
From net investment income	(384,553)	(123)	(305,890)	(123)
Class R5
From net investment income	(2,345,331)	(922,239)	(2,422,869)	(844,799)
Class R6
From net investment income	(10,276,879)	(2,884,914)	(9,412,945)	(2,915,262)

Total distributions to shareholders	(13,363,400)	(4,038,639)	(12,619,132)	(4,088,780)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	436,860,635	143,306,229	353,968,123	168,062,139

NET ASSETS:
Change in net assets	448,621,423	162,017,161	369,691,034	189,066,729
Beginning of period	278,018,874	116,001,713	299,257,001	110,190,272

End of period	$726,640,297	$278,018,874	$668,948,035	$299,257,001

Accumulated undistributed (distributions in excess of) net investment income	$43,027	$51,423	$36,427	$58,816

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2045 Fund		JPMorgan SmartRetirement Blend 2050 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,380,510	$2,476,522	$6,116,399	$1,953,515
Net realized gain (loss)	18,119,722	356,967	14,178,130	262,751
Distributions of capital gains received from investment company affiliates	1,167,641	239,719	900,078	188,770
Change in net unrealized appreciation/depreciation	(8,858,154)	11,956,911	(6,689,348)	9,674,991

Change in net assets resulting from operations	18,809,719	15,030,119	14,505,259	12,080,027

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(485)	(379)	(483)	(376)
Class C
From net investment income	(352)	(265)	(349)	(263)
Class I
From net investment income	(291,255)	(186,051)	(334,112)	(215,943)
Class R2
From net investment income	(419)	(323)	(415)	(319)
Class R3 (a)
From net investment income	(3,421)	(117)	(4,000)	(118)
Class R4 (a)
From net investment income	(191,363)	(122)	(166,708)	(123)
Class R5
From net investment income	(1,600,617)	(578,007)	(1,317,843)	(402,859)
Class R6
From net investment income	(6,998,692)	(1,760,475)	(4,840,279)	(1,372,021)

Total distributions to shareholders	(9,086,604)	(2,525,739)	(6,664,189)	(1,992,022)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	306,805,837	113,145,265	207,242,417	93,937,925

NET ASSETS:
Change in net assets	316,528,952	125,649,645	215,083,487	104,025,930
Beginning of period	193,524,325	67,874,680	152,969,071	48,943,141

End of period	$510,053,277	$193,524,325	$368,052,558	$152,969,071

Accumulated undistributed (distributions in excess of) net investment income	$21,724	$31,529	$15,967	$26,284

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

	JPMorgan SmartRetirement Blend 2055 Fund		JPMorgan SmartRetirement Blend 2060 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Period Ended June 30, 2017 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,693,329	$760,272	$183,643	$29,154
Net realized gain (loss)	5,267,395	79,878	168,762	(4,868)
Distributions of capital gains received from investment company non-affiliates	65	—	8	—
Distributions of capital gains received from investment company affiliates	356,862	79,206	23,972	3,071
Change in net unrealized appreciation/depreciation	(3,008,035)	3,624,397	(99,762)	138,349

Change in net assets resulting from operations	5,309,616	4,543,753	276,623	165,706

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(477)	(381)	(469)	(356)
From net realized gains	(4)	—	(4)	—
Class C
From net investment income	(344)	(268)	(357)	(273)
From net realized gains	(4)	—	(3)	—
Class I
From net investment income	(116,105)	(78,463)	(24,959)	(18,035)
From net realized gains	(908)	—	(158)	—
Class R2
From net investment income	(411)	(324)	(408)	(313)
From net realized gains	(4)	—	(3)	—
Class R3 (b)
From net investment income	(1,126)	(118)	(2,215)	(122)
From net realized gains	(4)	—	(3)	—
Class R4 (b)
From net investment income	(37,311)	(122)	(13,510)	(126)
From net realized gains	(277)	—	(87)	—
Class R5
From net investment income	(603,660)	(206,632)	(8,208)	(602)
From net realized gains	(2,724)	—	(33)	—
Class R6
From net investment income	(2,155,304)	(491,515)	(152,219)	(9,925)
From net realized gains	(11,971)	—	(578)	—

Total distributions to shareholders	(2,930,634)	(777,823)	(203,214)	(29,752)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	111,044,009	34,029,267	11,548,027	2,106,435

NET ASSETS:
Change in net assets	113,422,991	37,795,197	11,621,436	2,242,389
Beginning of period	57,637,730	19,842,533	2,242,389	—

End of period	$171,060,721	$57,637,730	$13,863,825	$2,242,389

Accumulated undistributed (distributions in excess of) net investment income	$79	$8,046	$(3,557)	$227

(a)	Commencement of operations was August 31, 2016.
(b)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2020 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Net assets acquired in Fund reorganization (See Note 9)	$—	$22,231	$—	$—
Distributions reinvested	987	435	510	419

Change in net assets resulting from Class A capital transactions	$987	$22,666	$510	$419

Class C
Net assets acquired in Fund reorganization (See Note 9)	—	21,884	—	—
Distributions reinvested	745	323	383	307

Change in net assets resulting from Class C capital transactions	$745	$22,207	$383	$307

Class I
Proceeds from shares issued	$2,010,037	$2,623,275	$5,579,352	$8,234,581
Net assets acquired in Fund reorganization (See Note 9)	—	7,299,264	—	—
Distributions reinvested	351,219	157,929	626,472	455,420
Cost of shares redeemed	(3,925,197)	(3,195,462)	(5,186,298)	(5,757,848)

Change in net assets resulting from Class I capital transactions	$(1,563,941)	$6,885,006	$1,019,526	$2,932,153

Class R2
Net assets acquired in Fund reorganization (See Note 9)	—	22,065	—	—
Distributions reinvested	865	378	447	363

Change in net assets resulting from Class R2 capital transactions	$865	$22,443	$447	$363

Class R3 (a)
Proceeds from shares issued	$1,380,914	$20,000	$2,540,288	$20,000
Distributions reinvested	5,547	97	24,588	121
Cost of shares redeemed	(780,580)	—	(137,164)	—

Change in net assets resulting from Class R3 capital transactions	$605,881	$20,097	$2,427,712	$20,121

Class R4 (a)
Proceeds from shares issued	$5,194,572	$20,000	$11,270,570	$20,000
Distributions reinvested	82,925	102	184,541	125
Cost of shares redeemed	(556,255)	—	(618,101)	—

Change in net assets resulting from Class R4 capital transactions	$4,721,242	$20,102	$10,837,010	$20,125

Class R5
Proceeds from shares issued	$72,097,429	$912,486	$198,116,089	$8,856,270
Net assets acquired in Fund reorganization (See Note 9)	—	11,997,058	—	—
Distributions reinvested	1,583,815	417,935	3,587,729	1,265,085
Cost of shares redeemed	(18,546,604)	(4,637,242)	(35,920,266)	(16,092,827)

Change in net assets resulting from Class R5 capital transactions	$55,134,640	$8,690,237	$165,783,552	$(5,971,472)

Class R6
Proceeds from shares issued	$195,838,855	$85,574,058	$273,091,283	$230,450,422
Net assets acquired in Fund reorganization (See Note 9)	—	57,364,098	—	—
Distributions reinvested	6,457,602	1,366,800	11,285,207	4,112,618
Cost of shares redeemed	(73,949,352)	(22,927,666)	(93,605,509)	(46,990,174)

Change in net assets resulting from Class R6 capital transactions	$128,347,105	$121,377,290	$190,770,981	$187,572,866

Total change in net assets resulting from capital transactions	$187,247,524	$137,060,048	$370,840,121	$184,574,882

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2020 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Shares issued in connection with Fund reorganization (See Note 9)	—	1,282	—	—
Reinvested	56	25	26	22

Change in Class A Shares	56	1,307	26	22

Class C
Shares issued in connection with Fund reorganization (See Note 9)	—	1,263	—	—
Reinvested	42	19	19	17

Change in Class C Shares	42	1,282	19	17

Class I
Issued	113,785	155,267	283,361	443,821
Shares issued in connection with Fund reorganization (See Note 9)	—	420,949	—	—
Reinvested	19,852	9,357	31,671	24,610
Redeemed	(221,577)	(190,871)	(263,716)	(312,611)

Change in Class I Shares	(87,940)	394,702	51,316	155,820

Class R2
Shares issued in connection with Fund reorganization (See Note 9)	—	1,273	—	—
Reinvested	49	22	23	19

Change in Class R2 Shares	49	1,295	23	19

Class R3 (a)
Issued	76,802	1,158	126,150	1,046
Reinvested	316	5	1,250	6
Redeemed	(44,182)	—	(6,783)	—

Change in Class R3 Shares	32,936	1,163	120,617	1,052

Class R4 (a)
Issued	294,672	1,157	574,035	1,047
Reinvested	4,690	6	9,325	6
Redeemed	(31,282)	—	(31,035)	—

Change in Class R4 Shares	268,080	1,163	552,325	1,053

Class R5
Issued	4,037,048	54,070	9,881,842	477,305
Shares issued in connection with Fund reorganization (See Note 9)	—	691,776	—	—
Reinvested	89,715	24,781	181,724	68,433
Redeemed	(1,042,472)	(275,253)	(1,806,975)	(856,759)

Change in Class R5 Shares	3,084,291	495,374	8,256,591	(311,021)

Class R6
Issued	11,021,537	5,040,366	13,751,448	12,354,027
Shares issued in connection with Fund reorganization (See Note 9)	—	3,306,193	—	—
Reinvested	365,183	80,392	570,451	219,966
Redeemed	(4,159,114)	(1,346,639)	(4,710,762)	(2,538,975)

Change in Class R6 Shares	7,227,606	7,080,312	9,611,137	10,035,018

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2025 Fund		JPMorgan SmartRetirement Blend 2030 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	501	410	495	397

Change in net assets resulting from Class A capital transactions	$501	$410	$495	$397

Class C
Distributions reinvested	374	297	366	284

Change in net assets resulting from Class C capital transactions	$374	$297	$366	$284

Class I
Proceeds from shares issued	$4,152,093	$5,687,374	$7,810,493	$7,858,642
Distributions reinvested	587,027	430,266	695,329	447,806
Cost of shares redeemed	(7,240,508)	(4,721,757)	(5,355,526)	(3,060,973)

Change in net assets resulting from Class I capital transactions	$(2,501,388)	$1,395,883	$3,150,296	$5,245,475

Class R2
Proceeds from shares issued	$781,190	$—	$—	$—
Distributions reinvested	12,734	354	431	340
Cost of shares redeemed	(618)	—	—	—

Change in net assets resulting from Class R2 capital transactions	$793,306	$354	$431	$340

Class R3 (a)
Proceeds from shares issued	$2,008,458	$20,000	$6,076,874	$20,000
Distributions reinvested	19,575	120	55,049	122
Cost of shares redeemed	(78,251)	—	(113,063)	—

Change in net assets resulting from Class R3 capital transactions	$1,949,782	$20,120	$6,018,860	$20,122

Class R4 (a)
Proceeds from shares issued	$20,061,418	$20,000	$27,790,693	$20,000
Distributions reinvested	313,431	124	451,659	126
Cost of shares redeemed	(2,075,498)	—	(2,341,888)	—

Change in net assets resulting from Class R4 capital transactions	$18,299,351	$20,124	$25,900,464	$20,126

Class R5
Proceeds from shares issued	$166,042,619	$9,193,356	$205,925,597	$7,990,056
Distributions reinvested	3,441,193	1,258,178	4,076,060	1,399,349
Cost of shares redeemed	(26,766,787)	(11,071,333)	(24,895,959)	(7,034,500)

Change in net assets resulting from Class R5 capital transactions	$142,717,025	$(619,799)	$185,105,698	$2,354,905

Class R6
Proceeds from shares issued	$403,714,233	$204,928,688	$345,647,577	$219,289,803
Distributions reinvested	12,873,919	3,786,973	12,240,612	3,854,309
Cost of shares redeemed	(70,545,849)	(31,667,545)	(66,328,571)	(25,972,343)

Change in net assets resulting from Class R6 capital transactions	$346,042,303	$177,048,116	$291,559,618	$197,171,769

Total change in net assets resulting from capital transactions	$507,301,254	$177,865,505	$511,736,228	$204,813,418

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

	JPMorgan SmartRetirement Blend 2025 Fund		JPMorgan SmartRetirement Blend 2030 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Reinvested	24	21	23	19

Change in Class A Shares	24	21	23	19

Class C
Reinvested	18	15	16	14

Change in Class C Shares	18	15	16	14

Class I
Issued	197,361	290,691	349,024	386,381
Reinvested	28,059	22,342	31,606	22,424
Redeemed	(342,410)	(248,752)	(244,369)	(153,634)

Change in Class I Shares	(116,990)	64,281	136,261	255,171

Class R2
Issued	37,571	—	—	—
Reinvested	607	19	20	17
Redeemed	(30)	—	—	—

Change in Class R2 Shares	38,148	19	20	17

Class R3 (a)
Issued	94,485	999	269,565	959
Reinvested	941	6	2,513	6
Redeemed	(3,688)	—	(4,944)	—

Change in Class R3 Shares	91,738	1,005	267,134	965

Class R4 (a)
Issued	968,930	1,000	1,282,958	959
Reinvested	14,964	6	20,475	6
Redeemed	(97,627)	—	(105,253)	—

Change in Class R4 Shares	886,267	1,006	1,198,180	965

Class R5
Issued	7,842,204	478,830	9,194,887	401,807
Reinvested	164,713	65,365	185,447	70,067
Redeemed	(1,271,380)	(570,745)	(1,124,854)	(356,527)

Change in Class R5 Shares	6,735,537	(26,550)	8,255,480	115,347

Class R6
Issued	19,214,790	10,552,516	15,650,457	10,900,128
Reinvested	615,712	194,308	556,090	190,038
Redeemed	(3,363,358)	(1,638,584)	(3,005,753)	(1,295,949)

Change in Class R6 Shares	16,467,144	9,108,240	13,200,794	9,794,217

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2035 Fund		JPMorgan SmartRetirement Blend 2040 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	489	392	487	381

Change in net assets resulting from Class A capital transactions	$489	$392	$487	$381

Class C
Distributions reinvested	357	278	354	266

Change in net assets resulting from Class C capital transactions	$357	$278	$354	$266

Class I
Proceeds from shares issued	$4,065,206	$5,300,462	$6,019,868	$4,445,009
Distributions reinvested	346,357	227,944	463,479	316,573
Cost of shares redeemed	(3,164,843)	(2,651,889)	(3,751,259)	(2,763,956)

Change in net assets resulting from Class I capital transactions	$1,246,720	$2,876,517	$2,732,088	$1,997,626

Class R2
Distributions reinvested	422	335	421	325

Change in net assets resulting from Class R2 capital transactions	$422	$335	$421	$325

Class R3 (a)
Proceeds from shares issued	$989,668	$20,000	$1,023,448	$20,000
Distributions reinvested	7,329	118	8,614	119
Cost of shares redeemed	(191,025)	—	(40,389)	—

Change in net assets resulting from Class R3 capital transactions	$805,972	$20,118	$991,673	$20,119

Class R4 (a)
Proceeds from shares issued	$24,246,140	$20,000	$19,543,431	$20,000
Distributions reinvested	384,553	123	305,890	123
Cost of shares redeemed	(2,219,069)	—	(1,272,163)	—

Change in net assets resulting from Class R4 capital transactions	$22,411,624	$20,123	$18,577,158	$20,123

Class R5
Proceeds from shares issued	$121,582,065	$7,247,436	$133,531,661	$6,527,403
Distributions reinvested	2,345,331	922,239	2,422,869	844,799
Cost of shares redeemed	(20,017,608)	(5,506,296)	(14,356,875)	(4,494,401)

Change in net assets resulting from Class R5 capital transactions	$103,909,788	$2,663,379	$121,597,655	$2,877,801

Class R6
Proceeds from shares issued	$357,548,813	$161,527,449	$247,734,059	$182,495,277
Distributions reinvested	10,276,879	2,884,914	9,412,945	2,915,262
Cost of shares redeemed	(59,340,429)	(26,687,276)	(47,078,717)	(22,265,041)

Change in net assets resulting from Class R6 capital transactions	$308,485,263	$137,725,087	$210,068,287	$163,145,498

Total change in net assets resulting from capital transactions	$436,860,635	$143,306,229	$353,968,123	$168,062,139

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

	JPMorgan SmartRetirement Blend 2035 Fund		JPMorgan SmartRetirement Blend 2040 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Reinvested	22	19	21	18

Change in Class A Shares	22	19	21	18

Class C
Reinvested	15	14	15	13

Change in Class C Shares	15	14	15	13

Class I
Issued	176,319	256,010	258,044	215,644
Reinvested	15,142	11,085	19,730	15,176
Redeemed	(138,165)	(131,445)	(157,658)	(132,701)

Change in Class I Shares	53,296	135,650	120,116	98,119

Class R2
Reinvested	19	16	18	16

Change in Class R2 Shares	19	16	18	16

Class R3 (a)
Issued	42,308	930	42,621	911
Reinvested	321	5	367	5
Redeemed	(8,085)	—	(1,734)	—

Change in Class R3 Shares	34,544	935	41,254	916

Class R4 (a)
Issued	1,079,220	929	848,008	911
Reinvested	16,750	6	12,973	6
Redeemed	(94,917)	—	(53,652)	—

Change in Class R4 Shares	1,001,053	935	807,329	917

Class R5
Issued	5,225,416	354,401	5,552,107	312,102
Reinvested	102,570	44,879	103,170	40,445
Redeemed	(874,109)	(268,161)	(612,897)	(219,463)

Change in Class R5 Shares	4,453,877	131,119	5,042,380	133,084

Class R6
Issued	15,562,414	7,783,172	10,528,997	8,638,396
Reinvested	449,042	138,314	400,408	136,980
Redeemed	(2,580,909)	(1,308,083)	(2,005,961)	(1,071,739)

Change in Class R6 Shares	13,430,547	6,613,403	8,923,444	7,703,637

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2045 Fund		JPMorgan SmartRetirement Blend 2050 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	485	379	483	376

Change in net assets resulting from Class A capital transactions	$485	$379	$483	$376

Class C
Distributions reinvested	352	265	349	263

Change in net assets resulting from Class C capital transactions	$352	$265	$349	$263

Class I
Proceeds from shares issued	$3,879,779	$5,279,790	$4,929,297	$4,934,031
Distributions reinvested	287,032	168,952	333,817	213,225
Cost of shares redeemed	(4,560,146)	(1,663,735)	(3,148,013)	(1,907,500)

Change in net assets resulting from Class I capital transactions	$(393,335)	$3,785,007	$2,115,101	$3,239,756

Class R2
Distributions reinvested	419	323	415	319

Change in net assets resulting from Class R2 capital transactions	$419	$323	$415	$319

Class R3 (a)
Proceeds from shares issued	$404,871	$20,000	$506,408	$20,000
Distributions reinvested	3,421	117	4,000	118
Cost of shares redeemed	(52,359)	—	(70,305)	—

Change in net assets resulting from Class R3 capital transactions	$355,933	$20,117	$440,103	$20,118

Class R4 (a)
Proceeds from shares issued	$13,108,419	$20,000	$11,322,222	$20,000
Distributions reinvested	191,363	122	166,708	123
Cost of shares redeemed	(1,329,480)	—	(1,266,528)	—

Change in net assets resulting from Class R4 capital transactions	$11,970,302	$20,122	$10,222,402	$20,123

Class R5
Proceeds from shares issued	$83,276,836	$5,859,103	$82,330,710	$3,950,597
Distributions reinvested	1,600,617	578,007	1,317,843	402,859
Cost of shares redeemed	(10,770,704)	(2,863,408)	(9,206,460)	(3,317,443)

Change in net assets resulting from Class R5 capital transactions	$74,106,749	$3,573,702	$74,442,093	$1,036,013

Class R6
Proceeds from shares issued	$253,944,943	$118,373,618	$144,497,326	$100,035,684
Distributions reinvested	6,998,692	1,760,475	4,840,279	1,372,021
Cost of shares redeemed	(40,178,703)	(14,388,743)	(29,316,134)	(11,786,748)

Change in net assets resulting from Class R6 capital transactions	$220,764,932	$105,745,350	$120,021,471	$89,620,957

Total change in net assets resulting from capital transactions	$306,805,837	$113,145,265	$207,242,417	$93,937,925

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

	JPMorgan SmartRetirement Blend 2045 Fund		JPMorgan SmartRetirement Blend 2050 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017
SHARE TRANSACTIONS:
Class A
Reinvested	21	18	21	18

Change in Class A Shares	21	18	21	18

Class C
Reinvested	15	13	15	13

Change in Class C Shares	15	13	15	13

Class I
Issued	166,184	250,079	211,247	237,502
Reinvested	12,233	8,109	14,230	10,231
Redeemed	(192,666)	(81,796)	(135,410)	(92,146)

Change in Class I Shares	(14,249)	176,392	90,067	155,587

Class R2
Reinvested	18	16	17	16

Change in Class R2 Shares	18	16	17	16

Class R3 (a)
Issued	16,980	914	20,935	914
Reinvested	146	5	171	5
Redeemed	(2,244)	—	(3,044)	—

Change in Class R3 Shares	14,882	919	18,062	919

Class R4 (a)
Issued	569,179	914	491,037	914
Reinvested	8,131	6	7,079	5
Redeemed	(55,903)	—	(53,310)	—

Change in Class R4 Shares	521,407	920	444,806	919

Class R5
Issued	3,478,115	281,562	3,425,120	190,700
Reinvested	68,273	27,746	56,213	19,362
Redeemed	(460,710)	(138,540)	(393,811)	(160,663)

Change in Class R5 Shares	3,085,678	170,768	3,087,522	49,399

Class R6
Issued	10,770,613	5,576,472	6,151,487	4,735,190
Reinvested	298,034	82,851	206,108	64,502
Redeemed	(1,707,310)	(689,966)	(1,249,547)	(560,444)

Change in Class R6 Shares	9,361,337	4,969,357	5,108,048	4,239,248

(a)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2055 Fund		JPMorgan SmartRetirement Blend 2060 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Period Ended June 30, 2017 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$—	$20,000
Distributions reinvested	481	381	473	356

Change in net assets resulting from Class A capital transactions	$481	$381	$473	$20,356

Class C
Proceeds from shares issued	$—	$—	$—	$20,000
Distributions reinvested	348	268	360	273

Change in net assets resulting from Class C capital transactions	$348	$268	$360	$20,273

Class I
Proceeds from shares issued	$2,809,048	$2,602,038	$322,139	$1,098,615
Distributions reinvested	116,999	78,428	25,117	18,035
Cost of shares redeemed	(1,787,967)	(2,254,608)	(233,360)	(190,635)

Change in net assets resulting from Class I capital transactions	$1,138,080	$425,858	$113,896	$926,015

Class R2
Proceeds from shares issued	$—	$—	$—	$20,000
Distributions reinvested	415	324	411	313

Change in net assets resulting from Class R2 capital transactions	$415	$324	$411	$20,313

Class R3 (b)
Proceeds from shares issued	$89,822	$20,000	$306,156	$20,000
Distributions reinvested	1,130	118	2,218	122
Cost of shares redeemed	—	—	(62,470)	—

Change in net assets resulting from Class R3 capital transactions	$90,952	$20,118	$245,904	$20,122

Class R4 (b)
Proceeds from shares issued	$2,844,044	$20,001	$1,016,712	$20,000
Distributions reinvested	37,588	122	13,597	126
Cost of shares redeemed	(326,421)	—	(151,843)	—

Change in net assets resulting from Class R4 capital transactions	$2,555,211	$20,123	$878,466	$20,126

Class R5
Proceeds from shares issued	$32,915,301	$2,876,488	$706,842	$46,968
Distributions reinvested	606,384	206,632	8,241	602
Cost of shares redeemed	(5,806,924)	(1,030,023)	(130,237)	—

Change in net assets resulting from Class R5 capital transactions	$27,714,761	$2,053,097	$584,846	$47,570

Class R6
Proceeds from shares issued	$91,923,732	$34,250,972	$11,261,766	$1,234,295
Distributions reinvested	2,167,275	491,515	152,797	9,925
Cost of shares redeemed	(14,547,246)	(3,233,389)	(1,690,892)	(212,560)

Change in net assets resulting from Class R6 capital transactions	$79,543,761	$31,509,098	$9,723,671	$1,031,660

Total change in net assets resulting from capital transactions	$111,044,009	$34,029,267	$11,548,027	$2,106,435

(a)	Commencement of operations was August 31, 2016.
(b)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

	JPMorgan SmartRetirement Blend 2055 Fund		JPMorgan SmartRetirement Blend 2060 Fund
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Period Ended June 30, 2017 (a)
SHARE TRANSACTIONS:
Class A
Issued	—	—	—	1,333
Reinvested	20	19	27	23

Change in Class A Shares	20	19	27	1,356

Class C
Issued	—	—	—	1,333
Reinvested	15	13	21	18

Change in Class C Shares	15	13	21	1,351

Class I
Issued	121,590	126,557	17,648	72,911
Reinvested	5,070	3,838	1,436	1,161
Redeemed	(77,241)	(111,753)	(12,650)	(12,411)

Change in Class I Shares	49,419	18,642	6,434	61,661

Class R2
Issued	—	—	—	1,334
Reinvested	18	16	23	20

Change in Class R2 Shares	18	16	23	1,354

Class R3 (b)
Issued	3,806	929	16,929	1,222
Reinvested	49	5	127	8
Redeemed	—	—	(3,627)	—

Change in Class R3 Shares	3,855	934	13,429	1,230

Class R4 (b)
Issued	124,702	928	58,703	1,222
Reinvested	1,625	6	774	8
Redeemed	(13,940)	—	(8,580)	—

Change in Class R4 Shares	112,387	934	50,897	1,230

Class R5
Issued	1,402,128	140,904	40,115	2,968
Reinvested	26,294	10,062	471	38
Redeemed	(251,931)	(50,536)	(7,386)	—

Change in Class R5 Shares	1,176,491	100,430	33,200	3,006

Class R6
Issued	3,953,034	1,642,688	638,962	78,412
Reinvested	93,830	23,513	8,723	617
Redeemed	(628,047)	(156,866)	(96,005)	(13,347)

Change in Class R6 Shares	3,418,817	1,509,335	551,680	65,682

(a)	Commencement of operations was August 31, 2016.
(b)	Commencement of offering of class of shares effective May 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend Income Fund
Class A
Year Ended June 30, 2018	$17.26	$0.38	(g)	$0.28	$0.66	$(0.38)	$—	$(0.38)
Year Ended June 30, 2017	16.50	0.33	(g)(h)	0.73	1.06	(0.30)	—	(0.30)
Year Ended June 30, 2016	16.47	0.31	(g)	0.05	0.36	(0.31)	(0.02)	(0.33)
Year Ended June 30, 2015	16.78	0.28		(0.19)	0.09	(0.28)	(0.12)	(0.40)
Year Ended June 30, 2014	15.44	0.30	(g)	1.33	1.63	(0.28)	(0.01)	(0.29)

Class C
Year Ended June 30, 2018	17.25	0.29	(g)	0.27	0.56	(0.29)	—	(0.29)
Year Ended June 30, 2017	16.49	0.25	(g)(h)	0.73	0.98	(0.22)	—	(0.22)
Year Ended June 30, 2016	16.46	0.21	(g)	0.05	0.26	(0.21)	(0.02)	(0.23)
Year Ended June 30, 2015	16.77	0.18		(0.19)	(0.01)	(0.18)	(0.12)	(0.30)
Year Ended June 30, 2014	15.44	0.20	(g)	1.33	1.53	(0.19)	(0.01)	(0.20)

Class I
Year Ended June 30, 2018	17.25	0.42	(g)	0.29	0.71	(0.43)	—	(0.43)
Year Ended June 30, 2017	16.50	0.37	(g)(h)	0.72	1.09	(0.34)	—	(0.34)
Year Ended June 30, 2016	16.47	0.33	(g)	0.06	0.39	(0.34)	(0.02)	(0.36)
Year Ended June 30, 2015	16.77	0.29		(0.16)	0.13	(0.31)	(0.12)	(0.43)
Year Ended June 30, 2014	15.44	0.34	(g)	1.31	1.65	(0.31)	(0.01)	(0.32)

Class R2
Year Ended June 30, 2018	17.25	0.34	(g)	0.28	0.62	(0.34)	—	(0.34)
Year Ended June 30, 2017	16.50	0.29	(g)(h)	0.72	1.01	(0.26)	—	(0.26)
Year Ended June 30, 2016	16.47	0.27	(g)	0.05	0.32	(0.27)	(0.02)	(0.29)
Year Ended June 30, 2015	16.77	0.23		(0.17)	0.06	(0.24)	(0.12)	(0.36)
Year Ended June 30, 2014	15.44	0.26	(g)	1.32	1.58	(0.24)	(0.01)	(0.25)

Class R3
Year Ended June 30, 2018	17.24	0.31	(g)	0.35	0.66	(0.36)	—	(0.36)
May 31, 2017 (j) through June 30, 2017	17.28	0.06	(g)(h)	(0.02)	0.04	(0.08)	—	(0.08)

Class R4
Year Ended June 30, 2018	17.24	0.46	(g)	0.25	0.71	(0.43)	—	(0.43)
May 31, 2017 (j) through June 30, 2017	17.28	0.06	(g)(h)	(0.01)	0.05	(0.09)	—	(0.09)

Class R5
Year Ended June 30, 2018	17.26	0.50	(g)	0.23	0.73	(0.46)	—	(0.46)
Year Ended June 30, 2017	16.50	0.40	(g)(h)	0.73	1.13	(0.37)	—	(0.37)
Year Ended June 30, 2016	16.47	0.35	(g)	0.07	0.42	(0.37)	(0.02)	(0.39)
Year Ended June 30, 2015	16.77	0.33		(0.17)	0.16	(0.34)	(0.12)	(0.46)
Year Ended June 30, 2014	15.44	0.38	(g)	1.30	1.68	(0.34)	(0.01)	(0.35)

Class R6
Year Ended June 30, 2018	17.26	0.48	(g)	0.27	0.75	(0.47)	—	(0.47)
Year Ended June 30, 2017	16.51	0.44	(g)(h)	0.70	1.14	(0.39)	—	(0.39)
Year Ended June 30, 2016	16.48	0.37	(g)	0.06	0.43	(0.38)	(0.02)	(0.40)
Year Ended June 30, 2015	16.78	0.34		(0.18)	0.16	(0.34)	(0.12)	(0.46)
Year Ended June 30, 2014	15.45	0.39	(g)	1.30	1.69	(0.35)	(0.01)	(0.36)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$17.54	3.83%	$46,016	0.53%		2.15%		1.22%		51%
17.26	6.51	44,326	0.54		1.98	(h)	1.78		35
16.50	2.23	20,811	0.57		1.90		3.12		52
16.47	0.53	58,318	0.56		1.66		1.37		24
16.78	10.61	57,991	0.51	(i)	1.85	(i)	1.87	(i)	86

17.52	3.26	45,074	1.03		1.64		1.72		51
17.25	5.99	43,637	1.04		1.48	(h)	2.31		35
16.49	1.61	20,591	1.17		1.29		3.65		52
16.46	(0.05)	57,280	1.15		1.06		1.87		24
16.77	9.92	57,298	1.11	(i)	1.24	(i)	2.37	(i)	86

17.53	4.09	13,663,281	0.28		2.37		0.70		51
17.25	6.70	14,964,684	0.29		2.19	(h)	0.90		35
16.50	2.39	7,797,395	0.42		2.03		0.98		52
16.47	0.77	5,847,907	0.41		1.90		1.02		24
16.77	10.74	2,495,073	0.36	(i)	2.10	(i)	1.55	(i)	86

17.53	3.57	45,542	0.78		1.90		1.47		51
17.25	6.18	43,979	0.79		1.73	(h)	2.06		35
16.50	1.97	20,690	0.82		1.65		3.39		52
16.47	0.35	57,882	0.81		1.41		1.62		24
16.77	10.28	57,700	0.76	(i)	1.59	(i)	2.12	(i)	86

17.54	3.81	598,153	0.52		1.72		0.92		51
17.24	0.25	20,052	0.55		4.09	(h)	0.99		35

17.52	4.10	4,716,203	0.28		2.61		0.67		51
17.24	0.28	20,057	0.30		4.35	(h)	0.74		35

17.53	4.21	83,274,278	0.13		2.80		0.53		51
17.26	6.94	28,747,350	0.13		2.35	(h)	0.69		35
16.50	2.58	19,314,726	0.22		2.19		0.80		52
16.47	0.95	22,682,759	0.20		2.02		0.87		24
16.77	10.94	21,940,682	0.19	(i)	2.33	(i)	0.95	(i)	86

17.54	4.35	284,278,659	0.03		2.71		0.44		51
17.26	6.97	155,018,550	0.04		2.59	(h)	0.60		35
16.51	2.64	31,351,683	0.17		2.29		0.69		52
16.48	0.99	20,191,251	0.16		2.08		0.77		24
16.78	10.97	13,960,559	0.12	(i)	2.37	(i)	1.27	(i)	86

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2020 Fund
Class A
Year Ended June 30, 2018	$19.10	$0.43		$0.55	$0.98	$(0.43)	$—	$(0.43)
Year Ended June 30, 2017	17.90	0.37	(h)	1.19	1.56	(0.36)	—	(0.36)
Year Ended June 30, 2016	17.91	0.35		0.01	0.36	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2015	18.03	0.33		(0.05)	0.28	(0.32)	(0.08)	(0.40)
Year Ended June 30, 2014	16.03	0.33	(h)	2.02	2.35	(0.34)	(0.01)	(0.35)

Class C
Year Ended June 30, 2018	19.09	0.33		0.54	0.87	(0.33)	—	(0.33)
Year Ended June 30, 2017	17.89	0.27	(h)	1.19	1.46	(0.26)	—	(0.26)
Year Ended June 30, 2016	17.91	0.25		(0.01)	0.24	(0.25)	(0.01)	(0.26)
Year Ended June 30, 2015	18.03	0.22		(0.05)	0.17	(0.21)	(0.08)	(0.29)
Year Ended June 30, 2014	16.02	0.23	(h)	2.03	2.26	(0.24)	(0.01)	(0.25)

Class I
Year Ended June 30, 2018	19.09	0.48		0.53	1.01	(0.47)	—	(0.47)
Year Ended June 30, 2017	17.89	0.41	(h)	1.19	1.60	(0.40)	—	(0.40)
Year Ended June 30, 2016	17.91	0.38		— (j)	0.38	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	18.03	0.37		(0.06)	0.31	(0.35)	(0.08)	(0.43)
Year Ended June 30, 2014	16.03	0.39	(h)	1.99	2.38	(0.37)	(0.01)	(0.38)

Class R2
Year Ended June 30, 2018	19.10	0.38		0.54	0.92	(0.38)	—	(0.38)
Year Ended June 30, 2017	17.89	0.32	(h)	1.20	1.52	(0.31)	—	(0.31)
Year Ended June 30, 2016	17.91	0.31		— (j)	0.31	(0.32)	(0.01)	(0.33)
Year Ended June 30, 2015	18.03	0.28		(0.05)	0.23	(0.27)	(0.08)	(0.35)
Year Ended June 30, 2014	16.03	0.29	(h)	2.02	2.31	(0.30)	(0.01)	(0.31)

Class R3
Year Ended June 30, 2018	19.08	0.45		0.52	0.97	(0.43)	—	(0.43)
May 31, 2017 (k) through June 30, 2017	19.12	0.08	(h)	— (j)	0.08	(0.12)	—	(0.12)

Class R4
Year Ended June 30, 2018	19.08	0.53		0.49	1.02	(0.48)	—	(0.48)
May 31, 2017 (k) through June 30, 2017	19.12	0.08	(h)	— (j)	0.08	(0.12)	—	(0.12)

Class R5
Year Ended June 30, 2018	19.10	0.58		0.47	1.05	(0.51)	—	(0.51)
Year Ended June 30, 2017	17.90	0.44	(h)	1.19	1.63	(0.43)	—	(0.43)
Year Ended June 30, 2016	17.91	0.41		0.01	0.42	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2015	18.03	0.40		(0.06)	0.34	(0.38)	(0.08)	(0.46)
Year Ended June 30, 2014	16.03	0.46	(h)	1.95	2.41	(0.40)	(0.01)	(0.41)

Class R6
Year Ended June 30, 2018	19.10	0.54		0.52	1.06	(0.52)	—	(0.52)
Year Ended June 30, 2017	17.90	0.49	(h)	1.16	1.65	(0.45)	—	(0.45)
Year Ended June 30, 2016	17.92	0.42		— (j)	0.42	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	18.03	0.40		(0.04)	0.36	(0.39)	(0.08)	(0.47)
Year Ended June 30, 2014	16.03	0.44	(h)	1.98	2.42	(0.41)	(0.01)	(0.42)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014.
(j)	Amount rounds to less than $0.005.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)		Net investment income (loss) (c)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$19.65	5.11%	$23,905	0.54%		2.17%		1.15%		55%
19.10	8.77	22,754	0.56		1.99	(h)	1.64		33
17.90	2.06	20,914	0.58		2.02		2.94		48
17.91	1.54	63,467	0.57		1.80		1.10		17
18.03	14.75	62,504	0.53	(i)	1.94	(h)(i)	1.28	(i)	49

19.63	4.53	23,361	1.05		1.65		1.67		55
19.09	8.24	22,350	1.06		1.48	(h)	2.13		33
17.89	1.39	20,647	1.19		1.40		3.47		48
17.91	0.94	62,339	1.17		1.20		1.61		17
18.03	14.16	61,763	1.13	(i)	1.34	(h)(i)	1.78	(i)	49

19.63	5.32	26,228,824	0.30		2.41		0.64		55
19.09	9.05	24,528,197	0.31		2.24	(h)	0.71		33
17.89	2.16	20,196,469	0.44		2.18		0.79		48
17.91	1.71	14,807,138	0.42		2.06		0.78		17
18.03	14.95	6,808,020	0.38	(i)	2.28	(h)(i)	1.01	(i)	49

19.64	4.79	23,638	0.80		1.90		1.42		55
19.10	8.57	22,558	0.81		1.73	(h)	1.88		33
17.89	1.74	20,787	0.84		1.76		3.20		48
17.91	1.29	62,995	0.82		1.55		1.36		17
18.03	14.47	62,195	0.78	(i)	1.69	(h)(i)	1.53	(i)	49

19.62	5.07	2,386,995	0.53		2.23		0.89		55
19.08	0.39	20,081	0.57		4.85	(h)	0.89		33

19.62	5.32	10,857,049	0.29		2.66		0.64		55
19.08	0.41	20,085	0.31		5.11	(h)	0.63		33

19.64	5.49	214,924,361	0.14		2.95		0.49		55
19.10	9.22	51,332,121	0.14		2.39	(h)	0.51		33
17.90	2.41	53,660,447	0.24		2.33		0.60		48
17.91	1.89	58,510,251	0.22		2.19		0.60		17
18.03	15.15	45,752,633	0.21	(i)	2.60	(h)(i)	0.68	(i)	49

19.64	5.57	492,600,914	0.05		2.74		0.39		55
19.10	9.31	295,436,687	0.06		2.62	(h)	0.43		33
17.90	2.41	97,198,855	0.19		2.40		0.51		48
17.92	2.00	75,032,153	0.17		2.21		0.53		17
18.03	15.19	48,730,493	0.14	(i)	2.53	(h)(i)	0.76	(i)	49

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2025 Fund
Class A
Year Ended June 30, 2018	$20.01	$0.43	(g)	$0.77	$1.20	$(0.43)	$—	$(0.43)
Year Ended June 30, 2017	18.43	0.37	(g)(h)	1.57	1.94	(0.36)	—	(0.36)
Year Ended June 30, 2016	18.52	0.35	(g)	(0.07)	0.28	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2015	18.58	0.32		0.01	0.33	(0.32)	(0.07)	(0.39)
Year Ended June 30, 2014	16.27	0.33	(g)(h)	2.35	2.68	(0.35)	(0.02)	(0.37)

Class C
Year Ended June 30, 2018	20.00	0.32	(g)	0.77	1.09	(0.33)	—	(0.33)
Year Ended June 30, 2017	18.42	0.27	(g)(h)	1.57	1.84	(0.26)	—	(0.26)
Year Ended June 30, 2016	18.51	0.24	(g)	(0.07)	0.17	(0.25)	(0.01)	(0.26)
Year Ended June 30, 2015	18.57	0.21		0.01	0.22	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2014	16.27	0.22	(g)(h)	2.35	2.57	(0.25)	(0.02)	(0.27)

Class I
Year Ended June 30, 2018	20.00	0.47	(g)	0.78	1.25	(0.48)	—	(0.48)
Year Ended June 30, 2017	18.42	0.41	(g)(h)	1.58	1.99	(0.41)	—	(0.41)
Year Ended June 30, 2016	18.51	0.40	(g)	(0.09)	0.31	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	18.58	0.34		0.01	0.35	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2014	16.28	0.41	(g)(h)	2.29	2.70	(0.38)	(0.02)	(0.40)

Class R2
Year Ended June 30, 2018	20.00	0.43	(g)	0.71	1.14	(0.38)	—	(0.38)
Year Ended June 30, 2017	18.42	0.32	(g)(h)	1.57	1.89	(0.31)	—	(0.31)
Year Ended June 30, 2016	18.51	0.30	(g)	(0.07)	0.23	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	18.58	0.28		(0.01)	0.27	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2014	16.27	0.29	(g)(h)	2.35	2.64	(0.31)	(0.02)	(0.33)

Class R3
Year Ended June 30, 2018	20.00	0.46	(g)	0.73	1.19	(0.44)	—	(0.44)
May 31, 2017 (j) through June 30, 2017	20.01	0.09	(g)(h)	0.02	0.11	(0.12)	—	(0.12)

Class R4
Year Ended June 30, 2018	20.00	0.53	(g)	0.72	1.25	(0.49)	—	(0.49)
May 31, 2017 (j) through June 30, 2017	20.01	0.09	(g)(h)	0.02	0.11	(0.12)	—	(0.12)

Class R5
Year Ended June 30, 2018	20.01	0.58	(g)	0.71	1.29	(0.52)	—	(0.52)
Year Ended June 30, 2017	18.43	0.44	(g)(h)	1.58	2.02	(0.44)	—	(0.44)
Year Ended June 30, 2016	18.52	0.41	(g)	(0.07)	0.34	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2015	18.59	0.38		0.00 (k)	0.38	(0.38)	(0.07)	(0.45)
Year Ended June 30, 2014	16.28	0.47	(g)(h)	2.27	2.74	(0.41)	(0.02)	(0.43)

Class R6
Year Ended June 30, 2018	20.01	0.56	(g)	0.75	1.31	(0.54)	—	(0.54)
Year Ended June 30, 2017	18.43	0.50	(g)(h)	1.54	2.04	(0.46)	—	(0.46)
Year Ended June 30, 2016	18.52	0.43	(g)	(0.08)	0.35	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	18.58	0.38		0.02	0.40	(0.39)	(0.07)	(0.46)
Year Ended June 30, 2014	16.27	0.44	(g)(h)	2.31	2.75	(0.42)	(0.02)	(0.44)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$20.78	6.01%	$24,435	0.56%		2.05%		1.15%		57%
20.01	10.62	23,058	0.57		1.92	(h)	1.63		21
18.43	1.56	20,841	0.59		1.95		2.95		45
18.52	1.77	65,562	0.58		1.74		1.13		14
18.58	16.57	64,440	0.53	(i)	1.88	(h)(i)	1.42	(i)	40

20.76	5.43	23,917	1.06		1.54		1.65		57
20.00	10.08	22,682	1.07		1.41	(h)	2.14		21
18.42	0.95	20,606	1.20		1.33		3.48		45
18.51	1.17	64,394	1.18		1.14		1.64		14
18.57	15.83	63,675	1.12	(i)	1.28	(h)(i)	1.92	(i)	40

20.77	6.27	23,667,720	0.31		2.27		0.64		57
20.00	10.90	25,137,860	0.32		2.16	(h)	0.74		21
18.42	1.73	21,966,302	0.45		2.19		0.82		45
18.51	1.89	14,107,981	0.43		2.02		0.82		14
18.58	16.69	6,485,172	0.40	(i)	2.33	(h)(i)	1.13	(i)	40

20.76	5.72	815,793	0.80		2.02		1.14		57
20.00	10.35	22,895	0.82		1.65	(h)	1.89		21
18.42	1.31	20,748	0.85		1.68		3.22		45
18.51	1.46	65,072	0.83		1.49		1.39		14
18.58	16.29	64,120	0.78	(i)	1.63	(h)(i)	1.67	(i)	40

20.75	5.94	1,924,841	0.54		2.20		0.87		57
20.00	0.55	20,106	0.58		5.34	(h)	0.94		21

20.76	6.23	18,420,250	0.30		2.54		0.63		57
20.00	0.57	20,111	0.33		5.60	(h)	0.69		21

20.78	6.45	197,523,933	0.16		2.76		0.48		57
20.01	11.07	55,475,443	0.16		2.31	(h)	0.53		21
18.43	1.92	51,575,522	0.25		2.25		0.62		45
18.52	2.07	57,570,135	0.22		2.17		0.63		14
18.59	16.96	41,884,578	0.21	(i)	2.62	(h)(i)	0.76	(i)	40

20.78	6.54	627,031,292	0.06		2.67		0.38		57
20.01	11.16	274,383,280	0.07		2.57	(h)	0.44		21
18.43	1.97	84,808,931	0.20		2.37		0.52		45
18.52	2.17	57,094,878	0.18		2.19		0.55		14
18.58	17.02	31,592,373	0.14	(i)	2.47	(h)(i)	0.90	(i)	40

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2030 Fund
Class A
Year Ended June 30, 2018	$20.88	$0.43		$1.04	$1.47	$(0.44)	$—	$(0.44)
Year Ended June 30, 2017	18.90	0.36	(h)	1.98	2.34	(0.36)	—	(0.36)
Year Ended June 30, 2016	19.11	0.35		(0.19)	0.16	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2015	19.14	0.33		0.04	0.37	(0.32)	(0.08)	(0.40)
Year Ended June 30, 2014	16.48	0.33	(h)	2.67	3.00	(0.33)	(0.01)	(0.34)

Class C
Year Ended June 30, 2018	20.87	0.31		1.04	1.35	(0.33)	—	(0.33)
Year Ended June 30, 2017	18.88	0.26	(h)	1.99	2.25	(0.26)	—	(0.26)
Year Ended June 30, 2016	19.10	0.23		(0.19)	0.04	(0.25)	(0.01)	(0.26)
Year Ended June 30, 2015	19.13	0.21		0.05	0.26	(0.21)	(0.08)	(0.29)
Year Ended June 30, 2014	16.48	0.22	(h)	2.67	2.89	(0.23)	(0.01)	(0.24)

Class I
Year Ended June 30, 2018	20.86	0.48		1.05	1.53	(0.50)	—	(0.50)
Year Ended June 30, 2017	18.88	0.41	(h)	1.98	2.39	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.09	0.39		(0.20)	0.19	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.13	0.37		0.02	0.39	(0.35)	(0.08)	(0.43)
Year Ended June 30, 2014	16.48	0.40	(h)	2.63	3.03	(0.37)	(0.01)	(0.38)

Class R2
Year Ended June 30, 2018	20.87	0.37		1.05	1.42	(0.39)	—	(0.39)
Year Ended June 30, 2017	18.89	0.31	(h)	1.98	2.29	(0.31)	—	(0.31)
Year Ended June 30, 2016	19.10	0.30		(0.19)	0.11	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.14	0.28		0.03	0.31	(0.27)	(0.08)	(0.35)
Year Ended June 30, 2014	16.48	0.28	(h)	2.68	2.96	(0.29)	(0.01)	(0.30)

Class R3
Year Ended June 30, 2018	20.85	0.50		0.97	1.47	(0.45)	—	(0.45)
May 31, 2017 (j) through June 30, 2017	20.85	0.10	(h)	0.03	0.13	(0.13)	—	(0.13)

Class R4
Year Ended June 30, 2018	20.85	0.53		1.00	1.53	(0.50)	—	(0.50)
May 31, 2017 (j) through June 30, 2017	20.85	0.10	(h)	0.03	0.13	(0.13)	—	(0.13)

Class R5
Year Ended June 30, 2018	20.87	0.60		0.96	1.56	(0.53)	—	(0.53)
Year Ended June 30, 2017	18.89	0.45	(h)	1.97	2.42	(0.44)	—	(0.44)
Year Ended June 30, 2016	19.10	0.41		(0.18)	0.23	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.14	0.40		0.03	0.43	(0.39)	(0.08)	(0.47)
Year Ended June 30, 2014	16.48	0.52	(h)	2.55	3.07	(0.40)	(0.01)	(0.41)

Class R6
Year Ended June 30, 2018	20.88	0.57		1.01	1.58	(0.55)	—	(0.55)
Year Ended June 30, 2017	18.90	0.51	(h)	1.93	2.44	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.11	0.43		(0.20)	0.23	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.14	0.41		0.04	0.45	(0.40)	(0.08)	(0.48)
Year Ended June 30, 2014	16.48	0.46	(h)	2.61	3.07	(0.40)	(0.01)	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$21.91	7.05%	$24,999	0.58%		1.94%		1.14%		54%
20.88	12.48	23,355	0.58		1.83	(h)	1.63		22
18.90	0.88	20,758	0.60		1.87		2.98		52
19.11	1.95	67,472	0.58		1.69		1.11		14
19.14	18.32	66,203	0.54	(i)	1.81	(h)(i)	1.45	(i)	36

21.89	6.47	24,461	1.08		1.41		1.65		54
20.87	11.99	22,970	1.08		1.31	(h)	2.14		22
18.88	0.22	20,520	1.20		1.26		3.48		52
19.10	1.35	66,269	1.18		1.09		1.61		14
19.13	17.58	65,414	1.14	(i)	1.21	(h)(i)	1.95	(i)	36

21.89	7.32	32,534,033	0.33		2.17		0.64		54
20.86	12.77	28,167,353	0.33		2.07	(h)	0.73		22
18.88	1.04	20,672,603	0.45		2.09		0.81		52
19.09	2.07	16,278,094	0.43		1.93		0.80		14
19.13	18.47	11,169,043	0.39	(i)	2.21	(h)(i)	1.13	(i)	36

21.90	6.78	24,757	0.83		1.66		1.39		54
20.87	12.20	23,190	0.83		1.56	(h)	1.88		22
18.89	0.62	20,665	0.85		1.61		3.21		52
19.10	1.65	66,965	0.83		1.44		1.36		14
19.14	18.03	65,871	0.79	(i)	1.56	(h)(i)	1.70	(i)	36

21.87	7.05	5,862,143	0.57		2.26		0.88		54
20.85	0.61	20,123	0.59		5.80	(h)	0.89		22

21.88	7.33	26,232,678	0.33		2.39		0.63		54
20.85	0.63	20,128	0.33		6.06	(h)	0.64		22

21.90	7.50	251,868,228	0.18		2.71		0.48		54
20.87	12.94	67,784,124	0.17		2.24	(h)	0.52		22
18.89	1.23	59,159,371	0.25		2.19		0.62		52
19.10	2.26	72,055,507	0.23		2.09		0.62		14
19.14	18.73	58,548,233	0.22	(i)	2.78	(h)(i)	0.73	(i)	36

21.91	7.58	593,600,518	0.08		2.56		0.38		54
20.88	13.03	290,130,815	0.08		2.54	(h)	0.44		22
18.90	1.28	77,474,074	0.20		2.30		0.52		52
19.11	2.36	54,851,499	0.18		2.13		0.53		14
19.14	18.77	29,155,385	0.16	(i)	2.50	(h)(i)	0.89	(i)	36

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2035 Fund
Class A
Year Ended June 30, 2018	$21.56	$0.42	(g)	$1.26	$1.68	$(0.44)	$—	$(0.44)
Year Ended June 30, 2017	19.29	0.36	(g)(h)	2.27	2.63	(0.36)	—	(0.36)
Year Ended June 30, 2016	19.57	0.34	(g)	(0.25)	0.09	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2015	19.57	0.32		0.07	0.39	(0.32)	(0.07)	(0.39)
Year Ended June 30, 2014	16.67	0.31	(g)(h)	2.93	3.24	(0.32)	(0.02)	(0.34)

Class C
Year Ended June 30, 2018	21.54	0.30	(g)	1.27	1.57	(0.33)	—	(0.33)
Year Ended June 30, 2017	19.28	0.26	(g)(h)	2.26	2.52	(0.26)	—	(0.26)
Year Ended June 30, 2016	19.56	0.23	(g)	(0.25)	(0.02)	(0.25)	(0.01)	(0.26)
Year Ended June 30, 2015	19.56	0.20		0.07	0.27	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2014	16.66	0.20	(g)(h)	2.93	3.13	(0.21)	(0.02)	(0.23)

Class I
Year Ended June 30, 2018	21.54	0.48	(g)	1.26	1.74	(0.50)	—	(0.50)
Year Ended June 30, 2017	19.28	0.42	(g)(h)	2.25	2.67	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.57	0.38	(g)	(0.27)	0.11	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.57	0.34		0.08	0.42	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2014	16.67	0.40	(g)(h)	2.87	3.27	(0.35)	(0.02)	(0.37)

Class R2
Year Ended June 30, 2018	21.55	0.36	(g)	1.27	1.63	(0.39)	—	(0.39)
Year Ended June 30, 2017	19.28	0.31	(g)(h)	2.27	2.58	(0.31)	—	(0.31)
Year Ended June 30, 2016	19.57	0.29	(g)	(0.26)	0.03	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.57	0.27		0.07	0.34	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2014	16.67	0.27	(g)(h)	2.92	3.19	(0.27)	(0.02)	(0.29)

Class R3
Year Ended June 30, 2018	21.54	0.44	(g)	1.24	1.68	(0.45)	—	(0.45)
May 31, 2017 (j) through June 30, 2017	21.52	0.11	(g)(h)	0.04	0.15	(0.13)	—	(0.13)

Class R4
Year Ended June 30, 2018	21.54	0.54	(g)	1.20	1.74	(0.50)	—	(0.50)
May 31, 2017 (j) through June 30, 2017	21.52	0.12	(g)(h)	0.03	0.15	(0.13)	—	(0.13)

Class R5
Year Ended June 30, 2018	21.56	0.60	(g)	1.18	1.78	(0.54)	—	(0.54)
Year Ended June 30, 2017	19.29	0.45	(g)(h)	2.27	2.72	(0.45)	—	(0.45)
Year Ended June 30, 2016	19.58	0.41	(g)	(0.26)	0.15	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.58	0.38		0.07	0.45	(0.38)	(0.07)	(0.45)
Year Ended June 30, 2014	16.67	0.51	(g)(h)	2.80	3.31	(0.38)	(0.02)	(0.40)

Class R6
Year Ended June 30, 2018	21.56	0.57	(g)	1.23	1.80	(0.56)	—	(0.56)
Year Ended June 30, 2017	19.29	0.51	(g)(h)	2.22	2.73	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.58	0.43	(g)	(0.27)	0.16	(0.44)	(0.01)	(0.45)
Year Ended June 30, 2015	19.57	0.38		0.09	0.47	(0.39)	(0.07)	(0.46)
Year Ended June 30, 2014	16.67	0.48	(g)(h)	2.83	3.31	(0.39)	(0.02)	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$22.80	7.81%	$25,437	0.59%		1.83%		1.15%		52%
21.56	13.75	23,591	0.59		1.78	(h)	1.66		24
19.29	0.51	20,744	0.60		1.82		3.02		53
19.57	1.98	68,989	0.58		1.65		1.19		14
19.57	19.50	67,644	0.54	(i)	1.72	(h)(i)	1.94	(i)	37

22.78	7.29	24,886	1.09		1.31		1.65		52
21.54	13.15	23,198	1.09		1.27	(h)	2.17		24
19.28	(0.10)	20,501	1.20		1.20		3.52		53
19.56	1.37	67,759	1.18		1.04		1.69		14
19.56	18.83	66,839	1.14	(i)	1.11	(h)(i)	2.43	(i)	37

22.78	8.09	16,393,126	0.34		2.08		0.65		52
21.54	13.99	14,352,807	0.34		2.05	(h)	0.80		24
19.28	0.62	10,229,764	0.45		2.00		0.89		53
19.57	2.14	12,247,862	0.43		1.94		0.88		14
19.57	19.69	7,039,219	0.41	(i)	2.13	(h)(i)	1.41	(i)	37

22.79	7.55	25,147	0.85		1.56		1.40		52
21.55	13.48	23,383	0.84		1.52	(h)	1.91		24
19.28	0.21	20,613	0.85		1.56		3.26		53
19.57	1.72	68,472	0.83		1.39		1.44		14
19.57	19.21	67,306	0.79	(i)	1.46	(h)(i)	2.18	(i)	37

22.77	7.79	807,987	0.59		1.91		0.88		52
21.54	0.69	20,135	0.60		6.15	(h)	0.94		24

22.78	8.09	22,824,531	0.35		2.32		0.64		52
21.54	0.71	20,139	0.35		6.40	(h)	0.69		24

22.80	8.26	149,444,580	0.20		2.60		0.49		52
21.56	14.21	45,299,205	0.18		2.19	(h)	0.57		24
19.29	0.81	38,009,777	0.25		2.18		0.67		53
19.58	2.33	39,097,276	0.23		2.09		0.71		14
19.58	19.98	26,317,740	0.22	(i)	2.67	(h)(i)	0.91	(i)	37

22.80	8.35	537,094,603	0.09		2.47		0.39		52
21.56	14.31	218,256,416	0.09		2.49	(h)	0.47		24
19.29	0.86	67,700,314	0.20		2.29		0.56		53
19.58	2.43	44,103,932	0.18		2.10		0.60		14
19.57	19.96	23,185,570	0.16	(i)	2.59	(h)(i)	1.08	(i)	37

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2040 Fund
Class A
Year Ended June 30, 2018	$22.00	$0.41		$1.48	$1.89	$(0.45)	$—	$(0.45)
Year Ended June 30, 2017	19.45	0.35	(h)	2.56	2.91	(0.36)	—	(0.36)
Year Ended June 30, 2016	19.83	0.34		(0.35)	(0.01)	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2015	19.80	0.32		0.09	0.41	(0.32)	(0.06)	(0.38)
Year Ended June 30, 2014	16.72	0.32	(h)	3.10	3.42	(0.32)	(0.02)	(0.34)

Class C
Year Ended June 30, 2018	21.99	0.29		1.48	1.77	(0.33)	—	(0.33)
Year Ended June 30, 2017	19.44	0.25	(h)	2.55	2.80	(0.25)	—	(0.25)
Year Ended June 30, 2016	19.82	0.22		(0.35)	(0.13)	(0.24)	(0.01)	(0.25)
Year Ended June 30, 2015	19.79	0.20		0.09	0.29	(0.20)	(0.06)	(0.26)
Year Ended June 30, 2014	16.72	0.20	(h)	3.10	3.30	(0.21)	(0.02)	(0.23)

Class I
Year Ended June 30, 2018	21.99	0.47		1.48	1.95	(0.51)	—	(0.51)
Year Ended June 30, 2017	19.44	0.41	(h)	2.55	2.96	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.82	0.38		(0.36)	0.02	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.79	0.37		0.07	0.44	(0.35)	(0.06)	(0.41)
Year Ended June 30, 2014	16.72	0.40	(h)	3.04	3.44	(0.35)	(0.02)	(0.37)

Class R2
Year Ended June 30, 2018	21.99	0.35		1.48	1.83	(0.39)	—	(0.39)
Year Ended June 30, 2017	19.44	0.30	(h)	2.56	2.86	(0.31)	—	(0.31)
Year Ended June 30, 2016	19.82	0.29		(0.35)	(0.06)	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.80	0.27		0.08	0.35	(0.27)	(0.06)	(0.33)
Year Ended June 30, 2014	16.72	0.27	(h)	3.10	3.37	(0.27)	(0.02)	(0.29)

Class R3
Year Ended June 30, 2018	21.98	0.43		1.46	1.89	(0.45)	—	(0.45)
May 31, 2017 (j) through June 30, 2017	21.95	0.12	(h)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Year Ended June 30, 2018	21.98	0.54		1.41	1.95	(0.51)	—	(0.51)
May 31, 2017 (j) through June 30, 2017	21.95	0.12	(h)	0.05	0.17	(0.14)	—	(0.14)

Class R5
Year Ended June 30, 2018	22.00	0.62		1.37	1.99	(0.55)	—	(0.55)
Year Ended June 30, 2017	19.45	0.44	(h)	2.55	2.99	(0.44)	—	(0.44)
Year Ended June 30, 2016	19.83	0.41		(0.35)	0.06	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.80	0.41		0.07	0.48	(0.39)	(0.06)	(0.45)
Year Ended June 30, 2014	16.72	0.52	(h)	2.96	3.48	(0.38)	(0.02)	(0.40)

Class R6
Year Ended June 30, 2018	22.00	0.56		1.45	2.01	(0.57)	—	(0.57)
Year Ended June 30, 2017	19.45	0.53	(h)	2.48	3.01	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.83	0.43		(0.36)	0.07	(0.44)	(0.01)	(0.45)
Year Ended June 30, 2015	19.80	0.42		0.07	0.49	(0.40)	(0.06)	(0.46)
Year Ended June 30, 2014	16.72	0.48	(h)	3.01	3.49	(0.39)	(0.02)	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)		Net investment income (loss) (b)		Expenses without waivers and reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$23.44	8.59%	$25,806	0.61%		1.76%		1.16%		52%
22.00	15.06	23,763	0.59		1.71	(h)	1.66		19
19.45	0.02	20,653	0.60		1.78		3.03		56
19.83	2.08	69,811	0.58		1.63		1.20		12
19.80	20.50	68,397	0.56	(i)	1.71	(h)(i)	1.93	(i)	22

23.43	8.06	25,249	1.11		1.24		1.65		52
21.99	14.49	23,366	1.09		1.19	(h)	2.16		19
19.44	(0.59)	20,409	1.20		1.16		3.55		56
19.82	1.47	68,566	1.18		1.02		1.70		12
19.79	19.75	67,582	1.16	(i)	1.10	(h)(i)	2.44	(i)	22

23.43	8.87	22,131,738	0.36		2.02		0.65		52
21.99	15.35	18,130,080	0.34		1.97	(h)	0.78		19
19.44	0.18	14,121,513	0.45		1.99		0.88		56
19.82	2.24	14,767,955	0.43		1.86		0.89		12
19.79	20.66	10,763,142	0.40	(i)	2.15	(h)(i)	1.35	(i)	22

23.43	8.33	25,582	0.86		1.49		1.40		52
21.99	14.78	23,616	0.84		1.45	(h)	1.91		19
19.44	(0.23)	20,577	0.85		1.51		3.28		56
19.82	1.77	69,287	0.83		1.37		1.45		12
19.80	20.21	68,055	0.81	(i)	1.45	(h)(i)	2.18	(i)	22

23.42	8.62	987,427	0.61		1.81		0.88		52
21.98	0.73	20,145	0.60		6.48	(h)	0.89		19

23.42	8.88	18,926,546	0.36		2.28		0.64		52
21.98	0.75	20,150	0.35		6.73	(h)	0.64		19

23.44	9.04	164,942,816	0.21		2.62		0.49		52
22.00	15.52	43,882,327	0.19		2.12	(h)	0.57		19
19.45	0.37	36,208,196	0.25		2.14		0.69		56
19.83	2.43	37,700,436	0.23		2.06		0.72		12
19.80	20.92	27,542,352	0.22	(i)	2.74	(h)(i)	0.88	(i)	22

23.44	9.13	461,882,871	0.11		2.40		0.39		52
22.00	15.62	237,133,554	0.09		2.50	(h)	0.46		19
19.45	0.42	59,798,924	0.20		2.27		0.57		56
19.83	2.48	37,529,276	0.18		2.09		0.61		12
19.80	20.97	19,605,778	0.16	(i)	2.56	(h)(i)	1.04	(i)	22

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2045 Fund
Class A
Year Ended June 30, 2018	$21.94	$0.41	(g)	$1.49	$1.90	$(0.44)	$—	$(0.44)
Year Ended June 30, 2017	19.39	0.36	(g)(h)	2.54	2.90	(0.35)	—	(0.35)
Year Ended June 30, 2016	19.75	0.34	(g)	(0.33)	0.01	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2015	19.71	0.32		0.08	0.40	(0.32)	(0.04)	(0.36)
Year Ended June 30, 2014	16.72	0.32	(g)(h)	3.05	3.37	(0.33)	(0.05)	(0.38)

Class C
Year Ended June 30, 2018	21.92	0.28	(g)	1.51	1.79	(0.33)	—	(0.33)
Year Ended June 30, 2017	19.38	0.25	(g)(h)	2.54	2.79	(0.25)	—	(0.25)
Year Ended June 30, 2016	19.74	0.22	(g)	(0.33)	(0.11)	(0.24)	(0.01)	(0.25)
Year Ended June 30, 2015	19.70	0.20		0.08	0.28	(0.20)	(0.04)	(0.24)
Year Ended June 30, 2014	16.71	0.21	(g)(h)	3.05	3.26	(0.22)	(0.05)	(0.27)

Class I
Year Ended June 30, 2018	21.92	0.46	(g)	1.51	1.97	(0.50)	—	(0.50)
Year Ended June 30, 2017	19.38	0.41	(g)(h)	2.54	2.95	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.74	0.39	(g)	(0.35)	0.04	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.71	0.34		0.08	0.42	(0.35)	(0.04)	(0.39)
Year Ended June 30, 2014	16.72	0.39	(g)(h)	3.01	3.40	(0.36)	(0.05)	(0.41)

Class R2
Year Ended June 30, 2018	21.93	0.34	(g)	1.51	1.85	(0.39)	—	(0.39)
Year Ended June 30, 2017	19.38	0.30	(g)(h)	2.55	2.85	(0.30)	—	(0.30)
Year Ended June 30, 2016	19.74	0.29	(g)	(0.33)	(0.04)	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.71	0.27		0.07	0.34	(0.27)	(0.04)	(0.31)
Year Ended June 30, 2014	16.72	0.27	(g)(h)	3.05	3.32	(0.28)	(0.05)	(0.33)

Class R3
Year Ended June 30, 2018	21.91	0.45	(g)	1.47	1.92	(0.46)	—	(0.46)
May 31, 2017 (j) through June 30, 2017	21.88	0.12	(g)(h)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Year Ended June 30, 2018	21.91	0.54	(g)	1.43	1.97	(0.51)	—	(0.51)
May 31, 2017 (j) through June 30, 2017	21.88	0.12	(g)(h)	0.04	0.16	(0.13)	—	(0.13)

Class R5
Year Ended June 30, 2018	21.93	0.60	(g)	1.41	2.01	(0.54)	—	(0.54)
Year Ended June 30, 2017	19.39	0.44	(g)(h)	2.54	2.98	(0.44)	—	(0.44)
Year Ended June 30, 2016	19.75	0.41	(g)	(0.33)	0.08	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.71	0.38		0.09	0.47	(0.39)	(0.04)	(0.43)
Year Ended June 30, 2014	16.72	0.55	(g)(h)	2.88	3.43	(0.39)	(0.05)	(0.44)

Class R6
Year Ended June 30, 2018	21.95	0.56	(g)	1.47	2.03	(0.56)	—	(0.56)
Year Ended June 30, 2017	19.40	0.54	(g)(h)	2.47	3.01	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.76	0.44	(g)	(0.35)	0.09	(0.44)	(0.01)	(0.45)
Year Ended June 30, 2015	19.72	0.39		0.09	0.48	(0.40)	(0.04)	(0.44)
Year Ended June 30, 2014	16.72	0.50	(g)(h)	2.95	3.45	(0.40)	(0.05)	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers and reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$23.40	8.69%	$25,853	0.61%		1.73%		1.17%		49%
21.94	15.09	23,782	0.59		1.72	(h)	1.73		17
19.39	0.11	20,668	0.60		1.78		3.14		54
19.75	2.08	69,714	0.58		1.62		1.42		15
19.71	20.29	68,311	0.53	(i)	1.73	(h)(i)	3.34	(i)	31

23.38	8.16	25,291	1.11		1.22		1.67		49
21.92	14.48	23,382	1.09		1.21	(h)	2.24		17
19.38	(0.50)	20,425	1.20		1.16		3.65		54
19.74	1.47	68,470	1.18		1.02		1.92		15
19.70	19.62	67,498	1.13	(i)	1.13	(h)(i)	3.84	(i)	31

23.39	9.01	13,360,800	0.36		1.97		0.67		49
21.92	15.33	12,837,389	0.34		1.99	(h)	0.90		17
19.38	0.27	7,930,339	0.45		2.06		1.05		54
19.74	2.19	6,897,792	0.43		1.95		1.10		15
19.71	20.47	4,006,265	0.40	(i)	2.10	(h)(i)	2.56	(i)	31

23.39	8.42	25,627	0.86		1.47		1.42		49
21.93	14.81	23,634	0.84		1.46	(h)	1.99		17
19.38	(0.15)	20,592	0.85		1.51		3.39		54
19.74	1.77	69,190	0.83		1.37		1.67		15
19.71	20.00	67,969	0.78	(i)	1.48	(h)(i)	3.59	(i)	31

23.37	8.75	369,207	0.62		1.89		0.90		49
21.91	0.72	20,148	0.60		6.56	(h)	0.94		17

23.37	8.98	12,208,843	0.36		2.27		0.65		49
21.91	0.75	20,152	0.35		6.82	(h)	0.69		17

23.40	9.19	105,034,052	0.21		2.54		0.50		49
21.93	15.49	30,788,480	0.19		2.14	(h)	0.66		17
19.39	0.46	23,904,086	0.25		2.16		0.83		54
19.75	2.44	23,577,304	0.23		2.07		0.94		15
19.71	20.71	15,862,556	0.21	(i)	2.87	(h)(i)	1.32	(i)	31

23.42	9.27	379,003,604	0.11		2.37		0.41		49
21.95	15.65	149,787,358	0.09		2.56	(h)	0.54		17
19.40	0.51	35,978,570	0.20		2.31		0.68		54
19.76	2.48	19,533,673	0.18		2.15		0.79		15
19.72	20.81	7,446,757	0.16	(i)	2.67	(h)(i)	1.97	(i)	31

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2050 Fund
Class A
Year Ended June 30, 2018	$21.94	$0.41	(g)	$1.50	$1.91	$(0.44)	$—	$(0.44)
Year Ended June 30, 2017	19.38	0.35	(g)(h)	2.56	2.91	(0.35)	—	(0.35)
Year Ended June 30, 2016	19.74	0.34	(g)	(0.33)	0.01	(0.35)	(0.02)	(0.37)
Year Ended June 30, 2015	19.72	0.32		0.07	0.39	(0.33)	(0.04)	(0.37)
Year Ended June 30, 2014	16.73	0.33	(g)(h)	3.05	3.38	(0.34)	(0.05)	(0.39)

Class C
Year Ended June 30, 2018	21.92	0.28	(g)	1.52	1.80	(0.33)	—	(0.33)
Year Ended June 30, 2017	19.37	0.25	(g)(h)	2.55	2.80	(0.25)	—	(0.25)
Year Ended June 30, 2016	19.73	0.22	(g)	(0.32)	(0.10)	(0.24)	(0.02)	(0.26)
Year Ended June 30, 2015	19.71	0.20		0.07	0.27	(0.21)	(0.04)	(0.25)
Year Ended June 30, 2014	16.72	0.21	(g)(h)	3.06	3.27	(0.23)	(0.05)	(0.28)

Class I
Year Ended June 30, 2018	21.93	0.47	(g)	1.50	1.97	(0.50)	—	(0.50)
Year Ended June 30, 2017	19.37	0.41	(g)(h)	2.55	2.96	(0.40)	—	(0.40)
Year Ended June 30, 2016	19.73	0.38	(g)	(0.33)	0.05	(0.39)	(0.02)	(0.41)
Year Ended June 30, 2015	19.71	0.35		0.07	0.42	(0.36)	(0.04)	(0.40)
Year Ended June 30, 2014	16.73	0.40	(g)(h)	3.01	3.41	(0.38)	(0.05)	(0.43)

Class R2
Year Ended June 30, 2018	21.93	0.34	(g)	1.51	1.85	(0.38)	—	(0.38)
Year Ended June 30, 2017	19.38	0.30	(g)(h)	2.55	2.85	(0.30)	—	(0.30)
Year Ended June 30, 2016	19.74	0.29	(g)	(0.32)	(0.03)	(0.31)	(0.02)	(0.33)
Year Ended June 30, 2015	19.71	0.27		0.08	0.35	(0.28)	(0.04)	(0.32)
Year Ended June 30, 2014	16.72	0.28	(g)(h)	3.06	3.34	(0.30)	(0.05)	(0.35)

Class R3
Year Ended June 30, 2018	21.92	0.41	(g)	1.50	1.91	(0.44)	—	(0.44)
May 31, 2017 (j) through June 30, 2017	21.89	0.12	(g)(h)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Year Ended June 30, 2018	21.92	0.53	(g)	1.44	1.97	(0.50)	—	(0.50)
May 31, 2017 (j) through June 30, 2017	21.89	0.12	(g)(h)	0.04	0.16	(0.13)	—	(0.13)

Class R5
Year Ended June 30, 2018	21.94	0.63	(g)	1.37	2.00	(0.54)	—	(0.54)
Year Ended June 30, 2017	19.38	0.43	(g)(h)	2.56	2.99	(0.43)	—	(0.43)
Year Ended June 30, 2016	19.74	0.41	(g)	(0.33)	0.08	(0.42)	(0.02)	(0.44)
Year Ended June 30, 2015	19.71	0.39		0.08	0.47	(0.40)	(0.04)	(0.44)
Year Ended June 30, 2014	16.72	0.53	(g)(h)	2.92	3.45	(0.41)	(0.05)	(0.46)

Class R6
Year Ended June 30, 2018	21.95	0.56	(g)	1.47	2.03	(0.56)	—	(0.56)
Year Ended June 30, 2017	19.39	0.54	(g)(h)	2.47	3.01	(0.45)	—	(0.45)
Year Ended June 30, 2016	19.75	0.46	(g)	(0.37)	0.09	(0.43)	(0.02)	(0.45)
Year Ended June 30, 2015	19.72	0.41		0.07	0.48	(0.41)	(0.04)	(0.45)
Year Ended June 30, 2014	16.73	0.49	(g)(h)	2.97	3.46	(0.42)	(0.05)	(0.47)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$23.41	8.72%	$25,903	0.61%		1.73%		1.20%		50%
21.94	15.13	23,822	0.59		1.71	(h)	1.77		17
19.38	0.11	20,694	0.60		1.78		3.27		60
19.74	1.97	69,732	0.58		1.63		1.57		11
19.72	20.36	68,363	0.55	(i)	1.77	(h)(i)	3.42	(i)	23

23.39	8.19	25,345	1.11		1.21		1.70		50
21.92	14.52	23,427	1.09		1.19	(h)	2.30		17
19.37	(0.50)	20,454	1.20		1.16		3.80		60
19.73	1.37	68,487	1.18		1.03		2.07		11
19.71	19.68	67,548	1.15	(i)	1.17	(h)(i)	3.92	(i)	23

23.40	9.00	16,338,881	0.36		2.00		0.70		50
21.93	15.43	13,337,416	0.34		1.99	(h)	0.96		17
19.37	0.27	8,769,180	0.45		2.01		1.18		60
19.73	2.14	6,897,259	0.43		1.88		1.25		11
19.71	20.51	4,214,542	0.40	(i)	2.16	(h)(i)	2.90	(i)	23

23.40	8.46	25,610	0.86		1.46		1.45		50
21.93	14.80	23,613	0.84		1.44	(h)	2.05		17
19.38	(0.15)	20,565	0.85		1.51		3.54		60
19.74	1.78	69,207	0.83		1.38		1.82		11
19.71	20.08	68,021	0.80	(i)	1.52	(h)(i)	3.67	(i)	23

23.39	8.74	444,018	0.62		1.72		0.92		50
21.92	0.73	20,147	0.60		6.57	(h)	0.92		17

23.39	9.01	10,425,169	0.36		2.25		0.68		50
21.92	0.75	20,151	0.35		6.82	(h)	0.67		17

23.40	9.13	94,635,664	0.21		2.66		0.52		50
21.94	15.58	20,970,084	0.19		2.10	(h)	0.72		17
19.38	0.46	17,568,136	0.25		2.17		0.99		60
19.74	2.38	15,617,460	0.23		2.06		1.09		11
19.71	20.79	11,027,186	0.21	(i)	2.78	(h)(i)	1.74	(i)	23

23.42	9.26	246,131,968	0.11		2.39		0.44		50
21.95	15.69	118,550,411	0.09		2.57	(h)	0.58		17
19.39	0.51	22,544,112	0.21		2.41		0.83		60
19.75	2.43	9,591,809	0.18		2.20		0.92		11
19.72	20.82	3,503,945	0.16	(i)	2.60	(h)(i)	2.52	(i)	23

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2055 Fund
Class A
Year Ended June 30, 2018	$21.59	$0.40	(g)	$1.46	$1.86	$(0.43)	$— (h)	$(0.43)
Year Ended June 30, 2017	19.10	0.35	(g)(i)	2.49	2.84	(0.35)	—	(0.35)
Year Ended June 30, 2016	19.41	0.33	(g)	(0.29)	0.04	(0.34)	(0.01)	(0.35)
Year Ended June 30, 2015	19.36	0.32		0.08	0.40	(0.32)	(0.03)	(0.35)
Year Ended June 30, 2014	16.71	0.33	(g)(i)	2.95	3.28	(0.40)	(0.23)	(0.63)

Class C
Year Ended June 30, 2018	21.57	0.28	(g)	1.47	1.75	(0.32)	— (h)	(0.32)
Year Ended June 30, 2017	19.08	0.25	(g)(i)	2.49	2.74	(0.25)	—	(0.25)
Year Ended June 30, 2016	19.39	0.22	(g)	(0.29)	(0.07)	(0.23)	(0.01)	(0.24)
Year Ended June 30, 2015	19.35	0.20		0.08	0.28	(0.21)	(0.03)	(0.24)
Year Ended June 30, 2014	16.70	0.22	(g)(i)	2.95	3.17	(0.29)	(0.23)	(0.52)

Class I
Year Ended June 30, 2018	21.58	0.46	(g)	1.46	1.92	(0.49)	— (h)	(0.49)
Year Ended June 30, 2017	19.09	0.41	(g)(i)	2.48	2.89	(0.40)	—	(0.40)
Year Ended June 30, 2016	19.40	0.37	(g)	(0.30)	0.07	(0.37)	(0.01)	(0.38)
Year Ended June 30, 2015	19.35	0.35		0.09	0.44	(0.36)	(0.03)	(0.39)
Year Ended June 30, 2014	16.71	0.37	(g)(i)	2.93	3.30	(0.43)	(0.23)	(0.66)

Class R2
Year Ended June 30, 2018	21.58	0.34	(g)	1.46	1.80	(0.37)	— (h)	(0.37)
Year Ended June 30, 2017	19.09	0.30	(g)(i)	2.49	2.79	(0.30)	—	(0.30)
Year Ended June 30, 2016	19.40	0.28	(g)	(0.29)	(0.01)	(0.29)	(0.01)	(0.30)
Year Ended June 30, 2015	19.35	0.27		0.09	0.36	(0.28)	(0.03)	(0.31)
Year Ended June 30, 2014	16.71	0.29	(g)(i)	2.94	3.23	(0.36)	(0.23)	(0.59)

Class R3
Year Ended June 30, 2018	21.57	0.42	(g)	1.43	1.85	(0.43)	— (h)	(0.43)
May 31, 2017 (l) through June 30, 2017	21.54	0.12	(g)(i)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Year Ended June 30, 2018	21.57	0.55	(g)	1.36	1.91	(0.49)	— (h)	(0.49)
May 31, 2017 (l) through June 30, 2017	21.54	0.12	(g)(i)	0.04	0.16	(0.13)	—	(0.13)

Class R5
Year Ended June 30, 2018	21.59	0.58	(g)	1.37	1.95	(0.53)	— (h)	(0.53)
Year Ended June 30, 2017	19.09	0.44	(g)(i)	2.49	2.93	(0.43)	—	(0.43)
Year Ended June 30, 2016	19.41	0.41	(g)	(0.31)	0.10	(0.41)	(0.01)	(0.42)
Year Ended June 30, 2015	19.36	0.39		0.08	0.47	(0.39)	(0.03)	(0.42)
Year Ended June 30, 2014	16.71	0.58	(g)(i)	2.77	3.35	(0.47)	(0.23)	(0.70)

Class R6
Year Ended June 30, 2018	21.59	0.56	(g)	1.43	1.99	(0.55)	— (h)	(0.55)
Year Ended June 30, 2017	19.10	0.54	(g)(i)	2.40	2.94	(0.45)	—	(0.45)
Year Ended June 30, 2016	19.41	0.47	(g)	(0.35)	0.12	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2015	19.36	0.40		0.08	0.48	(0.40)	(0.03)	(0.43)
Year Ended June 30, 2014	16.71	0.46	(g)(i)	2.89	3.35	(0.47)	(0.23)	(0.70)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.005.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014.
(k)	Amount rounds to less than 0.005%.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers and reimbursements and earnings credits (f)		Portfolio turnover rate (c)

$23.02	8.64%	$25,861	0.61%		1.73%		1.34%		48%
21.59	14.98	23,802	0.59		1.72	(i)	2.18		16
19.10	0.25	20,699	0.60		1.77		3.76		53
19.41	2.12	69,475	0.58		1.64		3.04		16
19.36	19.92	68,033	0.51	(j)	1.84	(i)(j)	9.61	(j)	23

23.00	8.11	25,340	1.11		1.21		1.84		48
21.57	14.43	23,442	1.09		1.21	(i)	2.69		16
19.08	(0.35)	20,489	1.20		1.16		4.28		53
19.39	1.46	68,236	1.18		1.03		3.53		16
19.35	19.25	67,223	1.10	(j)	1.23	(i)(j)	10.11	(j)	23

23.01	8.93	5,848,930	0.36		2.02		0.86		48
21.58	15.28	4,419,527	0.34		2.03	(i)	1.38		16
19.09	0.43	3,553,395	0.45		1.96		1.66		53
19.40	2.29	2,132,476	0.43		1.89		2.58		16
19.35	20.04	1,259,943	0.36	(j)	2.04	(i)(j)	9.30	(j)	23

23.01	8.38	25,637	0.86		1.46		1.59		48
21.58	14.70	23,657	0.84		1.46	(i)	2.43		16
19.09	0.00 (k)	20,625	0.85		1.51		4.02		53
19.40	1.87	68,954	0.83		1.38		3.28		16
19.35	19.57	67,693	0.75	(j)	1.59	(i)(j)	9.86	(j)	23

22.99	8.61	110,116	0.62		1.79		1.06		48
21.57	0.73	20,142	0.60		6.54	(i)	1.03		16

22.99	8.89	2,605,586	0.37		2.34		0.78		48
21.57	0.75	20,147	0.35		6.80	(i)	0.78		16

23.01	9.05	39,178,390	0.21		2.52		0.64		48
21.59	15.49	11,354,942	0.19		2.15	(i)	1.12		16
19.09	0.56	8,126,493	0.25		2.17		1.46		53
19.41	2.48	6,710,477	0.23		2.13		2.43		16
19.36	20.34	3,988,320	0.21	(j)	3.10	(i)(j)	4.01	(j)	23

23.03	9.23	123,240,861	0.11		2.41		0.55		48
21.59	15.54	41,752,071	0.09		2.62	(i)	0.94		16
19.10	0.66	8,100,832	0.21		2.52		1.33		53
19.41	2.52	2,025,206	0.18		2.24		2.01		16
19.36	20.38	363,385	0.14	(j)	2.51	(i)(j)	8.79	(j)	23

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
JPMorgan SmartRetirement Blend 2060 Fund
Class A
Year Ended June 30, 2018	$16.39	$0.30		$1.15	$1.45	$(0.34)	$—	(i)	$(0.34)
August 31, 2016 (j) through June 30, 2017	15.00	0.27	(k)	1.39	1.66	(0.27)	—		(0.27)

Class C
Year Ended June 30, 2018	16.38	0.21		1.15	1.36	(0.26)	—	(i)	(0.26)
August 31, 2016 (j) through June 30, 2017	15.00	0.20	(k)	1.38	1.58	(0.20)	—		(0.20)

Class I
Year Ended June 30, 2018	16.38	0.34		1.16	1.50	(0.39)	—	(i)	(0.39)
August 31, 2016 (j) through June 30, 2017	15.00	0.30	(k)	1.38	1.68	(0.30)	—		(0.30)

Class R2
Year Ended June 30, 2018	16.38	0.25		1.16	1.41	(0.30)	—	(i)	(0.30)
August 31, 2016 (j) through June 30, 2017	15.00	0.24	(k)	1.37	1.61	(0.23)	—		(0.23)

Class R3
Year Ended June 30, 2018	16.38	0.29		1.16	1.45	(0.35)	—	(i)	(0.35)
May 31, 2017 (l) through June 30, 2017	16.36	0.09	(k)	0.03	0.12	(0.10)	—		(0.10)

Class R4
Year Ended June 30, 2018	16.38	0.41		1.08	1.49	(0.39)	—	(i)	(0.39)
May 31, 2017 (l) through June 30, 2017	16.36	0.10	(k)	0.02	0.12	(0.10)	—		(0.10)

Class R5
Year Ended June 30, 2018	16.38	0.58		0.95	1.53	(0.42)	—	(i)	(0.42)
August 31, 2016 (j) through June 30, 2017	15.00	0.34	(k)	1.36	1.70	(0.32)	—		(0.32)

Class R6
Year Ended June 30, 2018	16.38	0.48		1.06	1.54	(0.43)	—	(i)	(0.43)
August 31, 2016 (j) through June 30, 2017	15.00	0.37	(k)	1.34	1.71	(0.33)	—		(0.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2018 and the period ended June 30, 2017.
(i)	Amount rounds to less than $0.005.
(j)	Commencement of operations.
(k)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)(h)	Net investment income (loss) (c)(h)		Expenses without waivers, reimbursements and earnings credits (g)(h)	Portfolio turnover rate (d)

$17.50	8.90%	$24,200	0.61%	1.70%		5.82%	79%
16.39	11.15	22,224	0.60	2.10	(k)	15.28	73

17.48	8.34	23,977	1.11	1.20		6.33	79
16.38	10.65	22,129	1.11	1.59	(k)	15.80	73

17.49	9.18	1,191,200	0.37	1.97		5.09	79
16.38	11.31	1,010,299	0.36	2.35	(k)	14.52	73

17.49	8.63	24,087	0.87	1.45		6.08	79
16.38	10.86	22,175	0.86	1.84	(k)	15.55	73

17.48	8.85	256,273	0.63	1.64		3.29	79
16.38	0.73	20,143	0.59	6.91	(k)	7.00	73

17.48	9.13	911,346	0.37	2.32		3.61	79
16.38	0.75	20,148	0.34	7.16	(k)	6.75	73

17.49	9.36	633,283	0.22	3.30		3.91	79
16.38	11.47	49,248	0.20	2.60	(k)	14.60	73

17.49	9.45	10,799,459	0.12	2.69		3.38	79
16.38	11.54	1,076,023	0.08	2.76	(k)	10.55	73

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan SmartRetirement® Blend Income Fund	Class A, Class C, Class I Class R2, Class R3*, Class R4*, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2020 Fund	Class A, Class C, Class I, Class R2, Class R3*, Class R4*, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2025 Fund	Class A, Class C, Class I, Class R2, Class R3*, Class R4*, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2030 Fund	Class A, Class C, Class I, Class R2, Class R3*, Class R4*, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2035 Fund	Class A, Class C, Class I, Class R2, Class R3*, Class R4*, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2040 Fund	Class A, Class C, Class I, Class R2, Class R3*, Class R4*, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2045 Fund	Class A, Class C, Class I, Class R2, Class R3*, Class R4*, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2050 Fund	Class A, Class C, Class I, Class R2, Class R3*, Class R4*, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2055 Fund	Class A, Class C, Class I, Class R2, Class R3*, Class R4*, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2060 Fund**	Class A, Class C, Class I, Class R2, Class R3*, Class R4*, Class R5 and Class R6	Diversified

*	Class R3 and Class R4 commenced operations on May 31, 2017.
**	The JPMorgan SmartRetirement® Blend 2060 Fund commenced operations on August 31, 2016.

Currently, Class A and Class C Shares of the Funds are not publicly offered for investment.

JPMorgan SmartRetirement Blend Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

JPMorgan SmartRetirement Blend Income Fund acquired all the assets and liabilities of the JPMorgan SmartRetirement Blend 2015 Fund in a reorganization on June 23, 2017. Please refer to Note 9 discussing the reorganization.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

88	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies excluding exchange-traded funds (“ETFs”) (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments. The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement Blend Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$386,048,704	$1,669,566	$—	$387,718,270

Appreciation in Other Financial Instruments
Futures Contracts (a)	$138,727	$41,352	$—	$180,079

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(401,945)	$(158,617)	$—	$(560,562)

JPMorgan SmartRetirement Blend 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$743,327,307	$3,021,119	$—	$746,348,426

Appreciation in Other Financial Instruments
Futures Contracts (a)	$262,286	$95,947	$—	$358,233

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(960,558)	$(303,612)	$—	$(1,264,170)

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

JPMorgan SmartRetirement Blend 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$867,845,661	$4,029,815	$—	$871,875,476

Appreciation in Other Financial Instruments
Futures Contracts (a)	$320,425	$88,930	$—	$409,355

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,312,474)	$(342,978)	$—	$(1,655,452)

JPMorgan SmartRetirement Blend 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$909,700,492	$4,064,597	$—	$913,765,089

Appreciation in Other Financial Instruments
Futures Contracts (a)	$318,629	$115,547	$—	$434,176

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,477,771)	$(364,653)	$—	$(1,842,424)

JPMorgan SmartRetirement Blend 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$728,022,521	$3,339,131	$—	$731,361,652

Appreciation in Other Financial Instruments
Futures Contracts (a)	$249,779	$72,385	$—	$322,164

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,067,743)	$(283,251)	$—	$(1,350,994)

JPMorgan SmartRetirement Blend 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$671,188,846	$3,064,845	$—	$674,253,691

Appreciation in Other Financial Instruments
Futures Contracts (a)	$248,401	$90,734	$—	$339,135

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,078,607)	$(267,829)	$—	$(1,346,436)

JPMorgan SmartRetirement Blend 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$511,873,791	$2,414,908	$—	$514,288,699

Appreciation in Other Financial Instruments
Futures Contracts (a)	$166,546	$51,676	$—	$218,222

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(844,565)	$(200,616)	$—	$(1,045,181)

90	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement Blend 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$368,789,132	$1,749,069	$—	$370,538,201

Appreciation in Other Financial Instruments
Futures Contracts (a)	$131,506	$47,413	$—	$178,919

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(595,120)	$(145,595)	$—	$(740,715)

JPMorgan SmartRetirement Blend 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$171,929,089	$859,627	$—	$172,788,716

Appreciation in Other Financial Instruments
Futures Contracts (a)	$61,333	$22,683	$—	$84,016

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(272,731)	$(66,825)	$—	$(339,556)

JPMorgan SmartRetirement Blend 2060 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$13,805,590	$—	$—	$13,805,590

(a)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of foreign futures with equity reference obligations and a U.S. Treasury Note held as initial margin for futures contracts. Please refer to the SOIs for asset class specifics of portfolio holdings.

(b)	All portfolio holdings designated as level 1 are disclosed on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2018.

B. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the affiliated Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover.

JPMorgan SmartRetirement Blend Income Fund

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Commodities Strategy Fund Class R6 Shares (a)	$2,918,898	$2,344,919	$—	$—	$150,559	$5,414,376	594,333	$7,263	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	29,102,567	61,018,162	2,259,297	(85,043)	(2,135,252)	85,641,137	7,599,036	1,718,206	100,147
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	—	44,727,998	—	—	(1,081,538)	43,646,460	5,421,920	655,098	—

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

JPMorgan SmartRetirement Blend Income Fund (continued)

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Corporate Bond Fund Class R6 Shares (a)	$5,373,122	$2,563,619	$7,811,964	$(5,058)	$(119,719)	$—	—	$103,397	$86,908
JPMorgan Emerging Economies Fund Class R6 Shares (a)	1,658,917	382,736	2,254,322	408,996	(196,327)	—	—	—	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	3,759,128	4,536,759	618,558	(52,546)	(476,179)	7,148,604	922,401	261,260	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,866,028	341,224	2,487,551	639,523	(359,224)	—	—	—	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,754,888	4,643,137	—	—	(406,854)	5,991,171	761,267	189,808	—
JPMorgan Equity Index Fund Class R6 Shares (a)	—	72,961,161	11,682,255	15,596	746,054	62,040,556	1,488,497	693,955	437,469
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	5,060,719	6,564,477	—	—	(94,617)	11,530,579	1,235,861	310,970	—
JPMorgan High Yield Fund Class R6 Shares (a)	13,143,747	15,468,444	1,674,278	(13,357)	(759,307)	26,165,249	3,629,022	1,148,557	—
JPMorgan Realty Income Fund Class R6 Shares (a)	4,601,140	3,201,272	3,462,969	17,188	27,668	4,384,299	333,153	75,517	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a) (b)	—	44,638,338	26,932,018	—	—	17,706,320	17,706,320	51,709	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	18,311,866	134,680,850	152,992,716	—	—	—	—	184,256	—

Total	$87,551,020	$398,073,096	$212,175,928	$925,299	$(4,704,736)	$269,668,751		$5,399,996	$624,524

JPMorgan SmartRetirement Blend 2020 Fund

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Commodities Strategy Fund Class R6 Shares (a)	$2,651,383	$3,328,309	$—	$—	$113,921	$6,093,613	668,893	$6,731	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	55,697,555	122,421,157	2,713,839	(100,230)	(4,026,650)	171,277,993	15,197,692	3,277,944	189,177
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	—	91,460,692	906,541	(23,503)	(2,032,403)	88,498,245	10,993,571	1,294,424	—

92	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement Blend 2020 Fund (continued)

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Corporate Bond Fund Class R6 Shares (a)	$10,160,036	$3,967,171	$13,885,790	$(49,675)	$(191,742)	$—	—	$187,565	$159,313
JPMorgan Emerging Economies Fund Class R6 Shares (a)	3,923,470	—	4,419,097	900,965	(405,338)	—	—	—	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	5,728,282	10,059,218	1,810,898	(149,980)	(812,780)	13,013,842	1,679,205	451,832	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	4,067,802	1,478,472	6,158,703	1,266,622	(654,193)	—	—	—	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	3,525,344	7,541,252	—	—	(690,891)	10,375,705	1,318,387	316,324	—
JPMorgan Equity Index Fund Class R6 Shares (a)	—	176,917,686	29,317,316	411,590	1,158,996	149,170,956	3,578,958	1,671,121	1,091,350
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	4,608,731	10,870,855	—	—	(127,158)	15,352,428	1,645,491	333,381	—
JPMorgan High Yield Fund Class R6 Shares (a)	23,028,971	26,693,730	1,734,418	(6,689)	(1,278,714)	46,702,880	6,477,515	1,903,435	—
JPMorgan Realty Income Fund Class R6 Shares (a)	11,394,844	6,065,815	8,033,309	42,832	78,163	9,548,345	725,558	190,667	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a)(b)	—	60,022,027	44,774,044	—	—	15,247,983	15,247,983	38,958	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	7,999,290	191,393,352	199,392,642	—	—	—	—	104,177	—

Total	$132,785,708	$712,219,736	$313,146,597	$2,291,932	$(8,868,789)	$525,281,990		$9,776,559	$1,439,840

JPMorgan SmartRetirement Blend 2025 Fund

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Commodities Strategy Fund Class R6 Shares (a)	$196,570	$1,117,963	$—	$—	$(9,544)	$1,304,989	143,248	$397	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	46,912,132	141,766,027	6,209,406	(221,311)	(4,187,756)	178,059,686	15,799,440	3,345,494	189,092
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	—	96,365,713	1,390,981	(34,303)	(2,200,759)	92,739,670	11,520,456	1,356,811	—

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

JPMorgan SmartRetirement Blend 2025 Fund (continued)

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Corporate Bond Fund Class R6 Shares (a)	$9,077,483	$4,824,201	$13,654,385	$(131,873)	$(115,426)	$—	—	$187,474	$156,968
JPMorgan Emerging Economies Fund Class R6 Shares (a)	3,998,864	7,110,608	—	—	(557,586)	10,551,886	785,111	140,061	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,976,022	11,882,720	1,883,164	(156,660)	(910,146)	13,908,772	1,794,680	472,903	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	5,037,741	9,472,063	1,042,814	14,847	(103,445)	13,378,392	481,931	43,969	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	3,124,406	8,378,601	—	—	(735,793)	10,767,214	1,368,134	320,912	—
JPMorgan Equity Index Fund Class R6 Shares (a)	—	243,252,487	37,412,459	216,209	2,110,871	208,167,108	4,994,412	2,281,650	1,372,790
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	432,293	7,302,361	—	—	(63,697)	7,670,957	822,182	102,361	—
JPMorgan High Yield Fund Class R6 Shares (a)	19,953,713	28,651,466	1,501,351	(17,107)	(1,299,095)	45,787,626	6,350,572	1,863,724	—
JPMorgan Realty Income Fund Class R6 Shares (a)	12,761,630	11,378,220	9,035,668	49,751	121,270	15,275,203	1,160,730	279,920	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a)(b)	—	69,274,176	55,423,374	—	—	13,850,802	13,850,802	45,077	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	6,497,453	337,454,660	343,952,113	—	—	—	—	100,331	—

Total	$112,968,307	$978,231,266	$471,505,715	$(280,447)	$(7,951,106)	$611,462,305		$10,541,084	$1,718,850

JPMorgan SmartRetirement Blend 2030 Fund

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$38,435,842	$114,560,268	$1,837,522	$(70,406)	$(3,384,367)	$147,703,815	13,105,929	$2,686,265	$148,340
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	—	76,627,909	—	—	(1,688,421)	74,939,488	9,309,253	1,076,722	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	7,383,326	2,658,306	9,847,277	(76,427)	(117,928)	—	—	143,051	123,173

94	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement Blend 2030 Fund (continued)

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Economies Fund Class R6 Shares (a)	$5,507,735	$8,019,110	$—	$—	$(779,476)	$12,747,369	948,465	$167,552	$—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,425,751	11,036,507	2,120,822	(172,501)	(776,696)	12,392,239	1,598,999	432,620	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	6,759,936	9,135,942	—	—	(234,551)	15,661,327	564,169	56,849	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	3,207,797	6,536,082	—	—	(608,924)	9,134,955	1,160,731	281,341	—
JPMorgan Equity Index Fund Class R6 Shares (a)	—	295,503,380	39,471,041	343,938	2,165,372	258,541,649	6,203,015	2,813,520	1,732,627
JPMorgan High Yield Fund Class R6 Shares (a)	19,047,105	28,600,940	2,754,227	(11,189)	(1,077,476)	43,805,153	6,075,611	1,628,602	—
JPMorgan Realty Income Fund Class R6 Shares (a)	15,951,410	12,313,268	10,234,741	93,921	279,159	18,403,017	1,398,406	348,545	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a)(b)	—	75,489,953	59,498,174	—	—	15,991,779	15,991,779	41,314	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	6,383,315	278,952,108	285,335,423	—	—	—	—	100,271	—

Total	$107,102,217	$919,433,773	$411,099,227	$107,336	$(6,223,308)	$609,320,791		$9,776,652	$2,004,140

JPMorgan SmartRetirement Blend 2035 Fund

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$20,244,264	$65,728,749	$—	$—	$(1,976,371)	$83,996,642	7,453,118	$1,500,892	$82,247
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	—	43,241,046	—	—	(967,246)	42,273,800	5,251,404	607,572	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	3,185,616	2,052,873	5,117,642	(78,785)	(42,062)	—	—	75,240	67,058
JPMorgan Emerging Economies Fund Class R6 Shares (a)	4,387,914	8,388,866	—	—	(678,904)	12,097,876	900,140	136,098	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,733,742	7,112,205	1,934,314	(156,785)	(453,364)	7,301,484	942,127	293,012	—

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

JPMorgan SmartRetirement Blend 2035 Fund (continued)

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	$5,378,862	$8,895,906	$—	$—	$(221,779)	$14,052,989	506,232	$46,419	$—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	2,260,781	4,747,929	—	—	(433,839)	6,574,871	835,435	192,724	—
JPMorgan Equity Index Fund Class R6 Shares (a)	—	263,196,530	33,235,323	206,406	2,307,782	232,475,395	5,577,625	2,475,621	1,470,030
JPMorgan High Yield Fund Class R6 Shares (a)	13,293,945	20,799,452	3,427,866	(3,616)	(718,682)	29,943,233	4,153,014	1,116,108	—
JPMorgan Realty Income Fund Class R6 Shares (a)	12,696,500	11,655,755	9,601,212	(37,600)	156,064	14,869,507	1,129,902	283,884	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a)(b)	—	65,433,715	51,996,979	—	—	13,436,736	13,436,736	35,966	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	5,097,220	293,505,877	298,603,097	—	—	—	—	76,984	—

Total	$69,278,844	$794,758,903	$403,916,433	$(70,380)	$(3,028,401)	$457,022,533		$6,840,520	$1,619,335

JPMorgan SmartRetirement Blend 2040 Fund

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$12,483,488	$39,403,897	$2,290,687	$(72,243)	$(1,036,612)	$48,487,843	4,302,382	$892,810	$48,358
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	—	26,160,098	762,429	(18,802)	(512,402)	24,866,465	3,089,002	347,414	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	2,021,429	533,978	2,501,019	(15,954)	(38,434)	—	—	42,944	39,793
JPMorgan Emerging Economies Fund Class R6 Shares (a)	5,391,913	7,361,345	—	—	(668,064)	12,085,194	899,196	185,514	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,199,276	6,912,645	2,184,600	(177,380)	(366,647)	6,383,294	823,651	263,042	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	6,351,009	8,627,885	—	—	(118,674)	14,860,220	535,311	50,233	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	2,232,035	2,724,664	—	—	(297,304)	4,659,395	592,045	151,893	—

96	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement Blend 2040 Fund (continued)

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Equity Index Fund Class R6 Shares (a)	$—	$260,470,244	$28,476,480	$314,472	$1,932,196	$234,240,432	5,619,972	$2,563,954	$1,610,305
JPMorgan High Yield Fund Class R6 Shares (a)	13,256,754	15,014,340	1,892,938	137	(614,218)	25,764,075	3,573,381	983,843	—
JPMorgan Realty Income Fund Class R6 Shares (a)	15,262,776	10,391,368	10,638,752	(32,190)	297,748	15,280,950	1,161,166	319,758	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a)(b)	—	50,777,581	38,892,884	—	—	11,884,697	11,884,697	33,637	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	7,943,009	203,643,887	211,586,896	—	—	—	—	69,527	—

Total	$67,141,689	$632,021,932	$299,226,685	$(1,960)	$(1,422,411)	$398,512,565		$5,904,569	$1,698,456

JPMorgan SmartRetirement Blend 2045 Fund

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$6,821,872	$23,369,936	$—	$—	$(671,492)	$29,520,316	2,619,371	$532,000	$29,078
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	—	14,263,366	—	—	(334,491)	13,928,875	1,730,295	207,330	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	979,138	861,084	1,799,731	(22,610)	(17,881)	—	—	24,393	23,723
JPMorgan Emerging Economies Fund Class R6 Shares (a)	3,524,716	6,757,671	—	—	(584,880)	9,697,507	721,541	130,719	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,442,257	4,710,487	1,635,973	(131,742)	(244,079)	4,140,950	534,316	177,443	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	4,025,657	7,390,465	—	—	(218,109)	11,198,013	403,387	32,340	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,313,829	2,709,078	—	—	(239,797)	3,783,110	480,700	110,125	—
JPMorgan Equity Index Fund Class R6 Shares (a)	—	201,032,922	18,966,248	106,652	1,731,813	183,905,139	4,412,311	1,948,210	1,114,840
JPMorgan High Yield Fund Class R6 Shares (a)	8,448,620	13,158,638	2,001,878	(4,976)	(454,298)	19,146,106	2,655,493	702,424	—

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

JPMorgan SmartRetirement Blend 2045 Fund (continued)

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Realty Income Fund Class R6 Shares (a)	$9,995,987	$10,567,397	$7,686,850	$(53,986)	$271,410	$13,093,958	994,982	$246,920	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a) (b)	—	41,125,264	30,879,976	—	—	10,245,288	10,245,288	25,023	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	4,600,317	213,975,338	218,575,655	—	—	—	—	52,592	—

Total	$41,152,393	$539,921,646	$281,546,311	$(106,662)	$(761,804)	$298,659,262		$4,189,519	$1,167,641

JPMorgan SmartRetirement Blend 2050 Fund

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$5,781,803	$16,301,682	$—	$—	$(473,696)	$21,609,789	1,917,461	$379,853	$22,946
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	—	9,919,311	—	—	(219,007)	9,700,304	1,205,007	141,900	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	1,169,440	38,305	1,182,855	(12,264)	(12,626)	—	—	20,042	18,264
JPMorgan Emerging Economies Fund Class R6 Shares (a)	2,657,841	4,293,037	—	—	(407,213)	6,543,665	486,880	93,355	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	929,337	3,826,445	1,084,125	(85,761)	(192,245)	3,393,651	437,890	134,562	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	3,344,739	4,994,138	—	—	(115,302)	8,223,575	296,238	26,816	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,165,842	1,321,510	—	—	(148,220)	2,339,132	297,221	75,107	—
JPMorgan Equity Index Fund Class R6 Shares (a)	—	145,177,479	13,466,902	132,349	1,096,410	132,939,336	3,189,523	1,418,536	858,868
JPMorgan High Yield Fund Class R6 Shares (a)	6,699,449	8,556,516	1,136,023	(1,304)	(312,550)	13,806,088	1,914,853	508,263	—
JPMorgan Realty Income Fund Class R6 Shares (a)	7,903,498	6,626,921	5,639,690	(59,514)	227,558	9,058,773	688,357	177,429	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a)(b)	—	29,984,173	23,194,895	—	—	6,789,278	6,789,278	17,572	—

98	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement Blend 2050 Fund (continued)

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	$2,574,614	$111,212,013	$113,786,627	$—	$—	$—	—	$38,310	$—

Total	$32,226,563	$342,251,530	$159,491,117	$(26,494)	$(556,891)	$214,403,591		$3,031,745	$900,078

JPMorgan SmartRetirement Blend 2055 Fund

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$2,080,143	$7,917,201	$—	$—	$(214,848)	$9,782,496	868,012	$169,065	$8,656
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	—	4,753,422	197,073	(4,860)	(104,974)	4,446,515	552,362	66,467	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	288,362	217,258	493,711	(4,541)	(7,368)	—	—	7,052	7,069
JPMorgan Emerging Economies Fund Class R6 Shares (a)	906,502	2,615,666	—	—	(214,742)	3,307,426	246,088	43,290	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	352,762	1,644,672	528,939	(42,449)	(89,565)	1,336,481	172,449	58,502	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,272,928	2,572,026	—	—	(98,944)	3,746,010	134,943	10,726	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	437,705	952,066	—	—	(78,554)	1,311,217	166,610	34,291	—
JPMorgan Equity Index Fund Class R6 Shares (a)	—	66,644,565	5,149,257	34,411	505,503	62,035,222	1,488,369	641,378	341,137
JPMorgan High Yield Fund Class R6 Shares (a)	2,541,121	4,697,784	658,647	(1,223)	(148,964)	6,430,071	891,827	223,558	—
JPMorgan Realty Income Fund Class R6 Shares (a)	2,980,790	3,536,891	2,130,041	(21,276)	88,337	4,454,701	338,503	78,747	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a)(b)	—	15,088,085	11,664,869	—	—	3,423,216	3,423,216	8,040	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	1,221,207	69,787,095	71,008,302	—	—	—	—	17,617	—

Total	$12,081,520	$180,426,731	$91,830,839	$(39,938)	$(364,119)	$100,273,355		$1,358,733	$356,862

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

JPMorgan SmartRetirement Blend 2060 Fund

	For the year ended June 30, 2018
Security Description	Value at June 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2018	Shares at June 30, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$83,895	$510,704	$216,023	$(4,796)	$(2,596)	$371,184	32,936	$6,002	$396
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	—	412,100	—	—	(5,135)	406,965	50,555	4,212	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	14,837	19,569	33,687	(954)	235	—	—	392	419
JPMorgan Emerging Economies Fund Class R6 Shares (a)	41,556	262,442	26,079	(1,448)	(21,216)	255,255	18,992	2,728	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	15,622	152,543	51,269	(3,410)	(5,545)	107,941	13,928	3,568	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	47,611	292,805	—	—	(13,913)	326,503	11,762	695	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	16,868	80,429	—	—	(5,970)	91,327	11,604	2,211	—
JPMorgan Equity Index Fund Class R6 Shares (a)	—	5,807,910	495,683	(11,157)	56,150	5,357,220	128,532	49,959	23,157
JPMorgan High Yield Fund Class R6 Shares (a)	97,566	445,220	24,338	(26)	(11,456)	506,966	70,314	15,117	—
JPMorgan Realty Income Fund Class R6 Shares (a)	113,781	360,996	124,766	(4,836)	11,562	356,737	27,108	5,207	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.86% (a)(b)	—	1,499,069	1,439,330	—	—	59,739	59,739	335	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	17,822	6,623,881	6,641,703	—	—	—	—	636	—

Total	$449,558	$16,467,668	$9,052,878	$(26,627)	$2,116	$7,839,837		$91,062	$23,972

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2018.

C. Futures Contracts — The Funds, with the exception of JPMorgan SmartRetirement Blend 2060 Fund, used treasury and index futures contracts to manage and hedge interest rate and equity price risk associated with portfolio investments. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to interest rate and equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

100	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2018:

	Average Notional Balance	Ending Notional Balance
JPMorgan SmartRetirement Blend Income Fund
Long Futures Contracts:
Equity	$12,616,024	$14,558,297
Interest Rate	9,408,894	17,239,974

Short Futures Contracts:
Equity	2,198,124	4,421,480
Interest Rate	13,772,499	13,468,555

JPMorgan SmartRetirement Blend 2020 Fund
Long Futures Contracts:
Equity	23,637,336	31,211,993
Interest Rate	17,740,469	32,799,715

Short Futures Contracts:
Equity	4,079,243	9,128,837
Interest Rate	25,681,228	25,617,928

JPMorgan SmartRetirement Blend 2025 Fund
Long Futures Contracts:
Equity	35,573,896	46,831,179
Interest Rate	20,271,676	39,259,822

Short Futures Contracts:
Equity	4,523,053	9,534,604
Interest Rate	28,752,362	34,051,885

JPMorgan SmartRetirement Blend 2030 Fund
Long Futures Contracts:
Equity	37,305,421	52,174,928
Interest Rate	20,856,279	37,889,258

Short Futures Contracts:
Equity	4,784,806	10,902,183
Interest Rate	30,392,588	37,641,302

JPMorgan SmartRetirement Blend 2035 Fund
Long Futures Contracts:
Equity	29,055,997	40,103,802
Interest Rate	16,813,951	30,374,122

Short Futures Contracts:
Equity	3,698,127	7,879,702
Interest Rate	23,118,252	28,596,434

JPMorgan SmartRetirement Blend 2040 Fund
Long Futures Contracts:
Equity	27,511,558	37,421,246
Interest Rate	16,139,990	29,365,983

Short Futures Contracts:
Equity	3,624,324	8,249,295
Interest Rate	21,880,099	25,399,696

JPMorgan SmartRetirement Blend 2045 Fund
Long Futures Contracts:
Equity	20,456,159	29,925,242
Interest Rate	11,366,632	21,441,534
Short Futures Contracts:
Equity	2,657,938	5,612,117
Interest Rate	16,026,116	19,939,119

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement Blend 2050 Fund
Long Futures Contracts:
Equity	$14,736,066		$21,565,468
Interest Rate	8,356,555		15,655,475

Short Futures Contracts:
Equity	1,861,233		4,430,989
Interest Rate	11,577,444		14,903,250

JPMorgan SmartRetirement Blend 2055 Fund
Long Futures Contracts:
Equity	6,383,382		9,766,944
Interest Rate	3,691,311		7,443,825

Short Futures Contracts:
Equity	834,124		2,005,479
Interest Rate	4,937,866		6,611,710

Foreign Exchange
JPMorgan SmartRetirement Blend 2060 Fund
Long Futures Contracts:
Equity	72,087		—

Short Futures Contracts:
Equity	130,873	(a)	—

(a)	For the period April 1, 2018 through April 30, 2018.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Summary of Derivatives Information — The following tables present the value of derivatives held as of June 30, 2018, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

JPMorgan SmartRetirement Blend Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$138,727
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	41,352

Total		$180,079

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(60,586)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(499,976)

Total		$(560,562)

JPMorgan SmartRetirement Blend 2020 Fund
Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$262,286
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	95,947

Total		$358,233

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(113,180)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,150,990)

Total		$(1,264,170)

102	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement Blend 2025 Fund
Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$320,425
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	88,930

Total		$409,355

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(131,778)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,523,674)

Total		$(1,655,452)

JPMorgan SmartRetirement Blend 2030 Fund
Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$318,629
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	115,547

Total		$434,176

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(139,528)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,702,896)

Total		$(1,842,424)

JPMorgan SmartRetirement Blend 2035 Fund
Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$249,779
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	72,385

Total		$322,164

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(111,217)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,239,777)

Total		$(1,350,994)

JPMorgan SmartRetirement Blend 2040 Fund
Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$248,401
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	90,734

Total		$339,135

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(103,351)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,243,085)

Total		$(1,346,436)

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

JPMorgan SmartRetirement Blend 2045 Fund
Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$166,546
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	51,676

Total		$218,222

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(78,545)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(966,636)

Total		$(1,045,181)

JPMorgan SmartRetirement Blend 2050 Fund
Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$131,506
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	47,413

Total		$178,919

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(57,110)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(683,605)

Total		$(740,715)

JPMorgan SmartRetirement Blend 2055 Fund
Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$61,333
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	22,683

Total		$84,016

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(25,745)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(313,811)

Total		$(339,556)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended June 30, 2018, by primary underlying risk exposure:

JPMorgan SmartRetirement Blend Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(264,846)
Equity contracts	439,774

Total	$174,928

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(2,096)
Equity contracts	(444,787)

Total	$(446,883)

104	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement Blend 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(451,444)
Equity contracts	927,736

Total	$476,292

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(3,287)
Equity contracts	(1,047,741)

Total	$(1,051,028)

JPMorgan SmartRetirement Blend 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(594,837)
Equity contracts	1,851,185

Total	$1,256,348

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$39,386
Equity contracts	(1,401,235)

Total	$(1,361,849)

JPMorgan SmartRetirement Blend 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(615,052)
Equity contracts	2,117,988

Total	$1,502,936

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$17,805
Equity contracts	(1,561,201)

Total	$(1,543,396)

JPMorgan SmartRetirement Blend 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(557,293)
Equity contracts	1,385,786

Total	$828,493

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$26,102
Equity contracts	(1,140,787)

Total	$(1,114,685)

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

JPMorgan SmartRetirement Blend 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(507,903)
Equity contracts	1,479,031

Total	$971,128

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$28,128
Equity contracts	(1,125,164)

Total	$(1,097,036)

JPMorgan SmartRetirement Blend 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(372,886)
Equity contracts	939,824

Total	$566,938

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$18,742
Equity contracts	(908,938)

Total	$(890,196)

JPMorgan SmartRetirement Blend 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(248,903)
Equity contracts	693,573

Total	$444,670

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$14,334
Equity contracts	(621,193)

Total	$(606,859)

JPMorgan SmartRetirement Blend 2055 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(117,258)
Equity contracts	262,548

Total	$145,290

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$12,778
Equity contracts	(288,114)

Total	$(275,336)

106	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

JPMorgan SmartRetirement Blend 2060 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(2,091)

The Funds’ derivatives contracts held at June 30, 2018 are not accounted for as hedging instruments under GAAP.

E. Offering and Organization Costs — Total offering costs of $79,260 paid in connection with the offering of shares of JPMorgan SmartRetirement Blend 2060 Fund are amortized on a straight line basis over 12 months from the date the fund commenced operations. Costs paid in connection with the organization of JPMorgan SmartRetirement Blend 2060 Fund, if any, were recorded as an expense at the time it commenced operations and are included as part of Professional fees on the Statements of Operations. For the year ended June 30, 2018, total offering costs amortized were $13,464.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the year ended June 30, 2018 are as follows:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement Blend Income Fund
Transfer agency fees	$128	$127	$754	$128	$58	$46	$912	$5,928	$8,081
JPMorgan SmartRetirement Blend 2020 Fund
Transfer agency fees	64	64	878	64	96	67	1,039	7,010	9,282
JPMorgan SmartRetirement Blend 2025 Fund
Transfer agency fees	64	64	1,196	64	63	99	1,146	7,176	9,872
JPMorgan SmartRetirement Blend 2030 Fund
Transfer agency fees	64	64	1,201	64	165	139	1,270	7,398	10,365
JPMorgan SmartRetirement Blend 2035 Fund
Transfer agency fees	64	64	1,124	64	30	123	1,040	6,742	9,251
JPMorgan SmartRetirement Blend 2040 Fund
Transfer agency fees	64	64	1,714	64	39	102	925	7,062	10,034
JPMorgan SmartRetirement Blend 2045 Fund
Transfer agency fees	64	64	996	64	24	73	908	5,944	8,137
JPMorgan SmartRetirement Blend 2050 Fund
Transfer agency fees	64	64	1,019	64	24	68	730	5,615	7,648

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement Blend 2055 Fund
Transfer agency fees	$64	$64	$1,413	$64	$24	$35	$685	$4,266	$6,615
JPMorgan SmartRetirement Blend 2060 Fund
Transfer agency fees	109	109	429	110	127	78	184	1,448	2,594

The Funds invest in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown on the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

J. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
JPMorgan SmartRetirement Blend Income Fund	$(25)	$296,861	$(296,836)
JPMorgan SmartRetirement Blend 2020 Fund	—	692,519	(692,519)
JPMorgan SmartRetirement Blend 2025 Fund	—	886,551	(886,551)
JPMorgan SmartRetirement Blend 2030 Fund	—	1,113,199	(1,113,199)
JPMorgan SmartRetirement Blend 2035 Fund	—	944,907	(944,907)
JPMorgan SmartRetirement Blend 2040 Fund	—	1,008,120	(1,008,120)
JPMorgan SmartRetirement Blend 2045 Fund	—	696,289	(696,289)
JPMorgan SmartRetirement Blend 2050 Fund	—	537,473	(537,473)
JPMorgan SmartRetirement Blend 2055 Fund	—	213,442	(213,442)
JPMorgan SmartRetirement Blend 2060 Fund	(13)	14,918	(14,905)

The reclassifications for the Funds relate primarily to investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.25% of each Fund’s respective average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2018, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

108	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R3
0.25%	0.75%	0.50%	0.25%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2018, JPMDS did not retain any front-end sales charges or CDSC.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds and Underlying Funds and ETFs (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses incurred by the Funds and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
0.79%	1.29%	0.54%	1.04%	0.79%	0.54%	0.39%	0.29%

The expense limitation agreements were in effect for the year ended June 30, 2018 and are in place until at least October 31, 2018.

The Underlying Funds may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares and above 0.10% for Class R5 Shares, JPMDS may waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

For the year ended June 30, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
JPMorgan SmartRetirement Blend Income Fund	$751,239	$169,278	$1,827	$922,344	$293,571
JPMorgan SmartRetirement Blend 2020 Fund	1,364,727	215,167	2,110	1,582,004	308,179
JPMorgan SmartRetirement Blend 2025 Fund	1,544,356	216,387	2,534	1,763,277	237,475
JPMorgan SmartRetirement Blend 2030 Fund	1,596,000	224,485	2,804	1,823,289	107,606
JPMorgan SmartRetirement Blend 2035 Fund	1,255,541	194,812	2,347	1,452,700	26,711
JPMorgan SmartRetirement Blend 2040 Fund	1,165,786	193,142	2,811	1,361,739	7,224
JPMorgan SmartRetirement Blend 2045 Fund	870,599	162,714	2,031	1,035,344	6,105
JPMorgan SmartRetirement Blend 2050 Fund	633,638	145,291	1,872	780,801	41,429
JPMorgan SmartRetirement Blend 2055 Fund	279,232	79,076	2,187	360,495	132,104
JPMorgan SmartRetirement Blend 2060 Fund	18,105	5,877	655	24,637	229,172

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the year ended June 30, 2018, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2018, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement Blend Income Fund	$329,185,798	$140,125,937	$972,530	$419,902
JPMorgan SmartRetirement Blend 2020 Fund	656,285,773	292,706,019	1,563,004	1,144,723
JPMorgan SmartRetirement Blend 2025 Fund	845,818,496	341,819,936	2,277,513	1,119,825
JPMorgan SmartRetirement Blend 2030 Fund	843,734,901	335,720,891	2,282,475	1,134,823
JPMorgan SmartRetirement Blend 2035 Fund	684,636,450	251,588,897	1,880,563	884,862
JPMorgan SmartRetirement Blend 2040 Fund	598,920,700	244,516,926	1,746,588	834,804
JPMorgan SmartRetirement Blend 2045 Fund	471,127,220	165,454,433	1,339,710	649,848
JPMorgan SmartRetirement Blend 2050 Fund	328,347,812	123,616,571	932,834	439,897
JPMorgan SmartRetirement Blend 2055 Fund	161,669,456	51,312,793	451,534	254,940
JPMorgan SmartRetirement Blend 2060 Fund	17,175,070	5,658,412	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2018 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Blend Income Fund	$388,637,544	$4,978,091	$6,277,848	$(1,299,757)
JPMorgan SmartRetirement Blend 2020 Fund	744,584,428	11,748,299	10,890,238	858,061
JPMorgan SmartRetirement Blend 2025 Fund	866,581,145	15,218,091	11,169,857	4,048,234
JPMorgan SmartRetirement Blend 2030 Fund	903,105,040	18,514,126	9,262,325	9,251,801
JPMorgan SmartRetirement Blend 2035 Fund	721,559,644	14,657,121	5,883,943	8,773,178
JPMorgan SmartRetirement Blend 2040 Fund	660,984,635	16,478,816	4,217,061	12,261,755
JPMorgan SmartRetirement Blend 2045 Fund	506,743,170	9,818,022	3,099,452	6,718,570
JPMorgan SmartRetirement Blend 2050 Fund	364,237,657	7,858,562	2,119,814	5,738,748
JPMorgan SmartRetirement Blend 2055 Fund	170,989,513	2,661,675	1,118,012	1,543,663
JPMorgan SmartRetirement Blend 2060 Fund	13,816,969	144,572	155,951	(11,379)

For the Funds, the difference between book and tax basis appreciation (depreciation) is primarily attributed to mark to market of futures contracts and wash sale loss deferrals.

110	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

The tax character of distributions paid during the year ended June 30, 2018 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement Blend Income Fund	$8,483,705	$—	$8,483,705
JPMorgan SmartRetirement Blend 2020 Fund	15,710,491	—	15,710,491
JPMorgan SmartRetirement Blend 2025 Fund	17,252,620	—	17,252,620
JPMorgan SmartRetirement Blend 2030 Fund	17,535,506	—	17,535,506
JPMorgan SmartRetirement Blend 2035 Fund	13,363,400	—	13,363,400
JPMorgan SmartRetirement Blend 2040 Fund	12,619,132	—	12,619,132
JPMorgan SmartRetirement Blend 2045 Fund	9,086,604	—	9,086,604
JPMorgan SmartRetirement Blend 2050 Fund	6,664,189	—	6,664,189
JPMorgan SmartRetirement Blend 2055 Fund	2,914,778	15,856	2,930,634
JPMorgan SmartRetirement Blend 2060 Fund	203,138	76	203,214

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2017 was as follows:

	Ordinary Income*	Total Distributions Paid
JPMorgan SmartRetirement Blend Income Fund	$1,943,999	$1,943,999
JPMorgan SmartRetirement Blend 2020 Fund	5,837,369	5,837,369
JPMorgan SmartRetirement Blend 2025 Fund	5,493,010	5,493,010
JPMorgan SmartRetirement Blend 2030 Fund	5,716,865	5,716,865
JPMorgan SmartRetirement Blend 2035 Fund	4,038,639	4,038,639
JPMorgan SmartRetirement Blend 2040 Fund	4,088,780	4,088,780
JPMorgan SmartRetirement Blend 2045 Fund	2,525,739	2,525,739
JPMorgan SmartRetirement Blend 2050 Fund	1,992,022	1,992,022
JPMorgan SmartRetirement Blend 2055 Fund	777,823	777,823
JPMorgan SmartRetirement Blend 2060 Fund	29,752	29,752

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2018, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Blend Income Fund	$3,026,385	$8,472,033	$(1,298,880)
JPMorgan SmartRetirement Blend 2020 Fund	8,032,552	17,208,243	841,268
JPMorgan SmartRetirement Blend 2025 Fund	8,617,824	17,515,760	4,030,672
JPMorgan SmartRetirement Blend 2030 Fund	10,602,400	21,360,178	9,227,374
JPMorgan SmartRetirement Blend 2035 Fund	8,625,788	15,948,229	8,772,572
JPMorgan SmartRetirement Blend 2040 Fund	10,175,178	17,562,460	12,265,589
JPMorgan SmartRetirement Blend 2045 Fund	6,925,852	9,968,225	6,712,541
JPMorgan SmartRetirement Blend 2050 Fund	5,652,333	8,040,075	5,737,274
JPMorgan SmartRetirement Blend 2055 Fund	1,908,123	3,113,240	1,540,431
JPMorgan SmartRetirement Blend 2060 Fund	131,706	99,086	(11,379)

For the Funds, the cumulative timing differences primarily consist of mark to market of futures contracts, trustee deferred compensation and wash sale loss deferrals.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

During the year ended June 30, 2018, the following Funds utilized net capital loss carryforwards as follows:

	Capital Loss Utilized
	Short-Term	Long-Term
JPMorgan SmartRetirement Blend Income Fund	$—	$873,030
JPMorgan SmartRetirement Blend 2020 Fund	—	1,469,235
JPMorgan SmartRetirement Blend 2025 Fund	87,268	1,595,085
JPMorgan SmartRetirement Blend 2030 Fund	308,760	2,399,946
JPMorgan SmartRetirement Blend 2035 Fund	273,125	1,770,673
JPMorgan SmartRetirement Blend 2040 Fund	268,087	1,549,940
JPMorgan SmartRetirement Blend 2045 Fund	259,989	893,039
JPMorgan SmartRetirement Blend 2050 Fund	6,685	458,889
JPMorgan SmartRetirement Blend 2055 Fund	69,863	88,100

Specified ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2018, the Funds deferred to July 1, 2018 the following specified ordinary losses of:

Specified Ordinary Loss
JPMorgan SmartRetirement Blend Income Fund	$2,599
JPMorgan SmartRetirement Blend 2020 Fund	17,031
JPMorgan SmartRetirement Blend 2025 Fund	11,081
JPMorgan SmartRetirement Blend 2030 Fund	7,320
JPMorgan SmartRetirement Blend 2035 Fund	3,396
JPMorgan SmartRetirement Blend 2040 Fund	4,668
JPMorgan SmartRetirement Blend 2045 Fund	5,742
JPMorgan SmartRetirement Blend 2050 Fund	2,132
JPMorgan SmartRetirement Blend 2055 Fund	3,437

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2018.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective

112	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended. Prior to August 15, 2017, JPMorgan SmartRetirement Blend 2060 Fund was not a party to the Credit Facility. This Fund was added to the Credit Facility on August 15, 2017.

The Funds had no borrowings outstanding from the Credit Facility at June 30, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2018, the Funds had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement Blend Income Fund	5	37.9%
JPMorgan SmartRetirement Blend 2020 Fund	4	43.2
JPMorgan SmartRetirement Blend 2025 Fund	4	35.2
JPMorgan SmartRetirement Blend 2030 Fund	4	41.7
JPMorgan SmartRetirement Blend 2035 Fund	5	40.1
JPMorgan SmartRetirement Blend 2040 Fund	5	48.5
JPMorgan SmartRetirement Blend 2045 Fund	6	54.2
JPMorgan SmartRetirement Blend 2050 Fund	5	49.9
JPMorgan SmartRetirement Blend 2055 Fund	6	57.5
JPMorgan SmartRetirement Blend 2060 Fund	6	39.2

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of June 30, 2018, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Fund:

% of Net Assets
JPMorgan Equity Index Fund	45.4%

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

8. Investment Company Reporting Modernization

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Funds’ financial statements as of June 30, 2018. The adoption had no effect on the Funds’ net assets or results of operations.

9. Business Combinations

On February 15, 2017, the Board of Trustees of the Trust approved the Plan of Reorganization of JPMorgan SmartRetirement Blend 2015 Fund (the “Target Fund”) into JPMorgan SmartRetirement Blend Income Fund (the “Acquiring Fund”). The purpose of the transaction was to combine two portfolios

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2018 (continued)

with comparable investment objectives and strategies. The reorganization was effective after the close of business on June 23, 2017. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C, Class I, Class R2, Class R5 and Class R6 shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $68,997,813 and identified cost of approximately $63,086,849 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of June 23, 2017, the Target Fund had net capital loss carryforwards of $335,557.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
JPMorgan SmartRetirement Blend 2015 Fund				$5,910,964
Class A	1,242	$22,231	$17.90
Class C	1,223	21,884	17.89
Class I	407,944	7,299,264	17.89
Class R2	1,233	22,065	17.89
Class R5	670,317	11,997,058	17.90
Class R6	3,203,767	57,364,098	17.91

Acquiring Fund
JPMorgan SmartRetirement Blend Income Fund				$6,319,991
Class A	1,281	$22,219	$17.34
Class C	1,262	21,878	17.33
Class I	401,062	6,954,410	17.34
Class R2	1,271	22,038	17.34
Class R3	1,160	20,108	17.33
Class R4	1,161	20,112	17.33
Class R5	985,778	17,095,790	17.34
Class R6	5,584,241	96,889,412	17.35
Post Reorganization
JPMorgan SmartRetirement Blend Income Fund				$12,230,955
Class A	2,563	$44,450	$17.34
Class C	2,525	43,762	17.33
Class I	822,012	14,253,674	17.34
Class R2	2,543	44,103	17.34
Class R3	1,160	20,108	17.33
Class R4	1,161	20,112	17.33
Class R5	1,677,554	29,092,848	17.34
Class R6	8,890,434	154,253,510	17.35

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and/or JPMDS waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

Assuming the reorganization had been completed on July 1, 2016, the beginning of the annual reporting period, the pro forma results of operations for the year ended June 30, 2017, are as follows:

Net investment income (loss)	$3,354,190
Net realized/unrealized gains (losses)	6,644,133

Change in net assets resulting from operations	$9,998,323

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included on the Statements of Operations since June 23, 2017.

114	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan SmartRetirement Blend Income Fund, JPMorgan

SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan SmartRetirement Blend 2035 Fund, JPMorgan SmartRetirement Blend 2040 Fund, JPMorgan SmartRetirement Blend 2045 Fund, JPMorgan SmartRetirement Blend 2050 Fund, JPMorgan SmartRetirement Blend 2055 Fund and JPMorgan SmartRetirement Blend 2060 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan SmartRetirement Blend 2035 Fund, JPMorgan SmartRetirement Blend 2040 Fund, JPMorgan SmartRetirement Blend 2045 Fund, JPMorgan SmartRetirement Blend 2050 Fund, JPMorgan SmartRetirement Blend 2055 Fund and JPMorgan SmartRetirement Blend 2060 Fund (ten of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the “Funds”) as of June 30, 2018, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2018, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

JPMorgan SmartRetirement Blend Income Fund,

JPMorgan SmartRetirement Blend 2020 Fund,

JPMorgan SmartRetirement Blend 2025 Fund,

JPMorgan SmartRetirement Blend 2030 Fund,

JPMorgan SmartRetirement Blend 2035 Fund,

JPMorgan SmartRetirement Blend 2040 Fund,

JPMorgan SmartRetirement Blend 2045 Fund,

JPMorgan SmartRetirement Blend 2050 Fund and

JPMorgan SmartRetirement Blend 2055 Fund

Statements of operations for the year ended June 30, 2018 and the statements of changes in net assets for each of the two years in the period ended June 30, 2018,
JPMorgan SmartRetirement Blend 2060 Fund	Statement of operations for the year ended June 30, 2018 and the statement of changes in net assets for the year ended June 30, 2018 and for the period August 31, 2016 (commencement of operations) through June 30, 2017

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 28, 2018

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	115

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	135	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer (2014-2017), President and Chief Operating Officer, NYLIFE Distributors LLC (registered broker-dealer) (2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); President (2015-2017), Co-President (2014-2015) and Senior Managing Director, New York Life Investment Management LLC (registered investment adviser) (2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (formerly MainStay VP Series Fund, Inc.) (registered investment companies) (2007-2017); President, MainStay DefinedTerm Municipal Opportunities Fund (registered investment company) (2011-2017); President, MainStay Funds Trust (registered investment companies) (2009-2017); President, The MainStay Funds (registered investment companies) (2007-2017).	135	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	135	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	135	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	135	None

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	135	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-2017; Advisory Board Member, Betterment for Business (2016-2017) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-2017) (index creator); Member, Russell Index Client Advisory Board (2001-2015); Advisory Board Member, State Street Global Advisors’ OCIO Board (2017-present).

116	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	135	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	135	None

Marilyn McCoy*** (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	135	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	135	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	135	Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Trout Unlimited (2017-present).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	135	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	135	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (135 funds).

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	117

TRUSTEES

(Unaudited) (continued)

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

118	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016; Chief Financial Officer and Head of Valuation, Aberdeen Asset Management PLC (previously Artio Global Management) (2009 to September 2013).

Noah Greenhill (1969), Secretary (2018)	Managing Director and General Counsel, JPMorgan Asset Management (2015 – Present); Managing Director and General Counsel, JPMorgan Global Alternative Funds (2012-2015).

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	119

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2018, and continued to hold your shares at the end of the reporting period, June 30, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend Income Fund
Class A
Actual	$1,000.00	$989.50	$2.57	0.52%
Hypothetical	1,000.00	1,022.22	2.61	0.52
Class C
Actual	1,000.00	986.50	5.02	1.02
Hypothetical	1,000.00	1,019.74	5.11	1.02
Class I
Actual	1,000.00	990.70	1.33	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27
Class R2
Actual	1,000.00	988.20	3.80	0.77
Hypothetical	1,000.00	1,020.98	3.86	0.77
Class R3
Actual	1,000.00	989.20	2.56	0.52
Hypothetical	1,000.00	1,022.22	2.61	0.52
Class R4
Actual	1,000.00	990.80	1.33	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27
Class R5
Actual	1,000.00	991.60	0.59	0.12
Hypothetical	1,000.00	1,024.20	0.60	0.12
Class R6
Actual	1,000.00	992.00	0.10	0.02
Hypothetical	1,000.00	1,024.70	0.10	0.02

120	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2020 Fund
Class A
Actual	$1,000.00	$990.40	$2.57	0.52%
Hypothetical	1,000.00	1,022.22	2.61	0.52
Class C
Actual	1,000.00	988.00	5.08	1.03
Hypothetical	1,000.00	1,019.69	5.16	1.03
Class I
Actual	1,000.00	991.70	1.38	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Class R2
Actual	1,000.00	989.20	3.85	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class R3
Actual	1,000.00	990.50	2.62	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Class R4
Actual	1,000.00	991.70	1.38	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Class R5
Actual	1,000.00	992.50	0.64	0.13
Hypothetical	1,000.00	1,024.15	0.65	0.13
Class R6
Actual	1,000.00	992.40	0.15	0.03
Hypothetical	1,000.00	1,024.65	0.15	0.03

JPMorgan SmartRetirement Blend 2025 Fund
Class A
Actual	1,000.00	990.30	2.66	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class C
Actual	1,000.00	987.30	5.12	1.04
Hypothetical	1,000.00	1,019.64	5.21	1.04
Class I
Actual	1,000.00	991.00	1.43	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class R2
Actual	1,000.00	988.60	3.90	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R3
Actual	1,000.00	989.60	2.66	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R4
Actual	1,000.00	991.10	1.43	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class R5
Actual	1,000.00	991.90	0.69	0.14
Hypothetical	1,000.00	1,024.10	0.70	0.14
Class R6
Actual	1,000.00	992.30	0.20	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04

JPMorgan SmartRetirement Blend 2030 Fund
Class A
Actual	1,000.00	991.50	2.77	0.56
Hypothetical	1,000.00	1,022.02	2.81	0.56

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	121

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2030 Fund (continued)
Class C
Actual	$1,000.00	$988.60	$5.28	1.07%
Hypothetical	1,000.00	1,019.49	5.36	1.07
Class I
Actual	1,000.00	992.30	1.58	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class R2
Actual	1,000.00	990.30	4.05	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class R3
Actual	1,000.00	991.50	2.81	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class R4
Actual	1,000.00	992.80	1.58	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class R5
Actual	1,000.00	993.60	0.84	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
Class R6
Actual	1,000.00	994.00	0.35	0.07
Hypothetical	1,000.00	1,024.45	0.35	0.07

JPMorgan SmartRetirement Blend 2035 Fund
Class A
Actual	1,000.00	992.20	2.91	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class C
Actual	1,000.00	989.70	5.38	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class I
Actual	1,000.00	993.00	1.68	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
Class R2
Actual	1,000.00	990.90	4.15	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R3
Actual	1,000.00	991.90	2.91	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R4
Actual	1,000.00	993.40	1.68	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
Class R5
Actual	1,000.00	993.90	0.94	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19
Class R6
Actual	1,000.00	994.20	0.45	0.09
Hypothetical	1,000.00	1,024.35	0.45	0.09

JPMorgan SmartRetirement Blend 2040 Fund
Class A
Actual	1,000.00	993.10	3.01	0.61
Hypothetical	1,000.00	1,021.77	3.06	0.61
Class C
Actual	1,000.00	991.10	5.48	1.11
Hypothetical	1,000.00	1,019.29	5.56	1.11

122	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2040 Fund (continued)
Class I
Actual	$1,000.00	$994.80	$1.78	0.36%
Hypothetical	1,000.00	1,023.01	1.81	0.36
Class R2
Actual	1,000.00	991.90	4.25	0.86
Hypothetical	1,000.00	1,020.53	4.31	0.86
Class R3
Actual	1,000.00	993.70	3.02	0.61
Hypothetical	1,000.00	1,021.77	3.06	0.61
Class R4
Actual	1,000.00	994.80	1.78	0.36
Hypothetical	1,000.00	1,023.01	1.81	0.36
Class R5
Actual	1,000.00	995.30	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Class R6
Actual	1,000.00	995.60	0.54	0.11
Hypothetical	1,000.00	1,024.25	0.55	0.11

JPMorgan SmartRetirement Blend 2045 Fund
Class A
Actual	1,000.00	993.00	3.06	0.62
Hypothetical	1,000.00	1,021.72	3.11	0.62
Class C
Actual	1,000.00	990.50	5.53	1.12
Hypothetical	1,000.00	1,019.24	5.61	1.12
Class I
Actual	1,000.00	994.20	1.83	0.37
Hypothetical	1,000.00	1,022.96	1.86	0.37
Class R2
Actual	1,000.00	991.80	4.30	0.87
Hypothetical	1,000.00	1,020.48	4.36	0.87
Class R3
Actual	1,000.00	993.40	3.06	0.62
Hypothetical	1,000.00	1,021.72	3.11	0.62
Class R4
Actual	1,000.00	993.90	1.83	0.37
Hypothetical	1,000.00	1,022.96	1.86	0.37
Class R5
Actual	1,000.00	995.10	1.09	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R6
Actual	1,000.00	995.50	0.59	0.12
Hypothetical	1,000.00	1,024.20	0.60	0.12

JPMorgan SmartRetirement Blend 2050 Fund
Class A
Actual	1,000.00	993.40	3.06	0.62
Hypothetical	1,000.00	1,021.72	3.11	0.62
Class C
Actual	1,000.00	990.90	5.53	1.12
Hypothetical	1,000.00	1,019.24	5.61	1.12
Class I
Actual	1,000.00	994.60	1.83	0.37
Hypothetical	1,000.00	1,022.96	1.86	0.37

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	123

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2050 Fund (continued)
Class R2
Actual	$1,000.00	$992.10	$4.30	0.87%
Hypothetical	1,000.00	1,020.48	4.36	0.87
Class R3
Actual	1,000.00	993.50	3.06	0.62
Hypothetical	1,000.00	1,021.72	3.11	0.62
Class R4
Actual	1,000.00	994.70	1.83	0.37
Hypothetical	1,000.00	1,022.96	1.86	0.37
Class R5
Actual	1,000.00	995.10	1.09	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R6
Actual	1,000.00	995.90	0.59	0.12
Hypothetical	1,000.00	1,024.20	0.60	0.12

JPMorgan SmartRetirement Blend 2055 Fund
Class A
Actual	1,000.00	992.70	3.06	0.62
Hypothetical	1,000.00	1,021.72	3.11	0.62
Class C
Actual	1,000.00	990.20	5.53	1.12
Hypothetical	1,000.00	1,019.24	5.61	1.12
Class I
Actual	1,000.00	994.00	1.83	0.37
Hypothetical	1,000.00	1,022.96	1.86	0.37
Class R2
Actual	1,000.00	991.40	4.30	0.87
Hypothetical	1,000.00	1,020.48	4.36	0.87
Class R3
Actual	1,000.00	992.80	3.06	0.62
Hypothetical	1,000.00	1,021.72	3.11	0.62
Class R4
Actual	1,000.00	993.60	1.83	0.37
Hypothetical	1,000.00	1,022.96	1.86	0.37
Class R5
Actual	1,000.00	994.40	1.09	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R6
Actual	1,000.00	995.20	0.59	0.12
Hypothetical	1,000.00	1,024.20	0.60	0.12

JPMorgan SmartRetirement Blend 2060 Fund
Class A
Actual	1,000.00	996.50	3.12	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63
Class C
Actual	1,000.00	993.80	5.54	1.12
Hypothetical	1,000.00	1,019.24	5.61	1.12
Class I
Actual	1,000.00	997.20	1.88	0.38
Hypothetical	1,000.00	1,022.91	1.91	0.38
Class R2
Actual	1,000.00	995.20	4.30	0.87
Hypothetical	1,000.00	1,020.48	4.36	0.87

124	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2060 Fund (continued)
Class R3
Actual	$1,000.00	$996.00	$3.12	0.63%
Hypothetical	1,000.00	1,021.67	3.16	0.63
Class R4
Actual	1,000.00	997.30	1.83	0.37
Hypothetical	1,000.00	1,022.96	1.86	0.37
Class R5
Actual	1,000.00	998.00	1.14	0.23
Hypothetical	1,000.00	1,023.65	1.15	0.23
Class R6
Actual	1,000.00	998.40	0.64	0.13
Hypothetical	1,000.00	1,024.15	0.65	0.13

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2018	JPMORGAN SMARTRETIREMENT BLEND FUNDS	125

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2018. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2018. The information necessary to complete your income tax returns for the calendar year ending December 31, 2018 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2018:

Dividends Received Deduction
JPMorgan SmartRetirement Blend Income Fund	6.16%
JPMorgan SmartRetirement Blend 2020 Fund	7.30
JPMorgan SmartRetirement Blend 2025 Fund	9.19
JPMorgan SmartRetirement Blend 2030 Fund	10.88
JPMorgan SmartRetirement Blend 2035 Fund	12.57
JPMorgan SmartRetirement Blend 2040 Fund	13.53
JPMorgan SmartRetirement Blend 2045 Fund	14.19
JPMorgan SmartRetirement Blend 2050 Fund	14.09
JPMorgan SmartRetirement Blend 2055 Fund	14.33
JPMorgan SmartRetirement Blend 2060 Fund	16.57

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2018:

Long-Term Capital Gain Distribution
JPMorgan SmartRetirement Blend 2055 Fund	$15,856
JPMorgan SmartRetirement Blend 2060 Fund	76

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2018:

Qualified Dividend Income
JPMorgan SmartRetirement Blend Income Fund	$1,380,586
JPMorgan SmartRetirement Blend 2020 Fund	2,847,359
JPMorgan SmartRetirement Blend 2025 Fund	3,757,430
JPMorgan SmartRetirement Blend 2030 Fund	4,201,508
JPMorgan SmartRetirement Blend 2035 Fund	3,483,880
JPMorgan SmartRetirement Blend 2040 Fund	3,511,566
JPMorgan SmartRetirement Blend 2045 Fund	2,609,366
JPMorgan SmartRetirement Blend 2050 Fund	1,901,978
JPMorgan SmartRetirement Blend 2055 Fund	847,583
JPMorgan SmartRetirement Blend 2060 Fund	64,369

126	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2018

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018 All rights reserved. June 2018.	AN-SRB-618

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Effective October 31, 2017, Dennis P. Harrington replaced James Schonbachler as the audit committee financial expert. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2018 – $1,337,222

2017 – $1,402,712

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2018 – $232,880

2017 – $244,510

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2018 – $491,711

2017 – $506,133

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2018 and 2017, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2018 – Not applicable

2017 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002

(the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2018 – 0.0%

2017 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable – Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2017 – $32.7 million

2016 – $29.1 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6.	INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 31, 2018

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
August 31, 2018